UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                   FORM N-CSR

                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-04878

                         SEI INSTITUTIONAL MANAGED TRUST
               (Exact name of registrant as specified in charter)

                                    --------


                               c/o CT Corporation
                                 101 Federal St.
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-342-5734

                   DATE OF FISCAL YEAR END: SEPTEMBER 30, 2007

                  DATE OF REPORTING PERIOD: SEPTEMBER 30, 2007

ITEM 1.    REPORTS TO STOCKHOLDERS.


[LOGO] New Ways.
   SEI
       New answers.(R)

--------------------------------------------------------------------------------

SEI Institutional Managed Trust

--------------------------------------------------------------------------------

Annual Report as of September 30, 2007

--------------------------------------------------------------------------------

Large Cap Value Fund

Large Cap Growth Fund

Tax-Managed Large Cap Fund

Large Cap Diversified Alpha Fund

S&P 500 Index Fund

Small Cap Value Fund

Small Cap Growth Fund

Tax-Managed Small Cap Fund

Small/Mid Cap Diversified Alpha Fund

Mid-Cap Fund

U.S. Managed Volatility Fund

Global Managed Volatility Fund

Real Estate Fund

Enhanced Income Fund

Core Fixed Income Fund

High Yield Bond Fund

TABLE OF CONTENTS

--------------------------------------------------------------------------------

Management's Discussion and Analysis of Fund Performance                       1
--------------------------------------------------------------------------------
Schedules of Investments                                                      30
--------------------------------------------------------------------------------
Statements of Assets and Liabilities                                         202
--------------------------------------------------------------------------------
Statements of Operations                                                     206
--------------------------------------------------------------------------------
Statements of Changes in Net Assets                                          210
--------------------------------------------------------------------------------
Financial Highlights                                                         215
--------------------------------------------------------------------------------
Notes to Financial Statements                                                219
--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm                      233
--------------------------------------------------------------------------------
Trustees and Officers of the Trust                                           234
--------------------------------------------------------------------------------
Disclosure of Fund Expenses                                                  237
--------------------------------------------------------------------------------
Board of Trustees Considerations in Approving the Advisory and
   Sub-Advisory Agreements                                                   239
--------------------------------------------------------------------------------
Notice to Shareholders                                                       242
--------------------------------------------------------------------------------
Shareholder Voting Results                                                   243
--------------------------------------------------------------------------------

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("Commission") for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Trust's Form N-Q is available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission's website at http://www.sec.gov.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2007

Large Cap Value Fund

Objective

The Large Cap Value Fund (the "Fund") seeks to provide long-term growth of capital and income by investing in the equity securities of large companies. The Fund invests primarily in a diversified portfolio of high quality, income producing common stocks, which in the adviser's opinion, are undervalued in the marketplace at the time of purchase.

Strategy

With respect to this Fund, SEI Investments Management Corporation ("SIMC") employs a multi-manager structure to gain exposure to the entire large cap value sector, adding value through stock selection while managing risk in the form of capitalization, valuation and economic sector exposures. Assets of the Fund are strategically allocated among its four sub-advisers, each of whom has responsibility for stock selection for its respective assets under management.

Through various investment approaches, each sub-adviser contributes a unique expertise or sub-style to the Fund. Aronson + Johnson + Ortiz invests in asset-rich companies selling at relatively low multiples of earnings which have earnings and price momentum. LSV Asset Management invests in companies trading at deep discounts to their intrinsic value, while Enhanced Investment Technologies employs a volatility capture strategy. AllianceBernstein incorporates intensive fundamental research to invest in undervalued stocks where there is a relationship between the current price, its future earnings power and dividend producing capability.

Analysis

The Large Cap Value Fund, Class A, returned 13.91% for the fiscal year, lagging behind the value area of the market for the period. The Russell 1000 Value Index returned 14.45% for the fiscal year ended September 30, 2007.

U.S. large cap stocks rallied strongly during the fiscal year returning close to 17% for the one year ending September 30, 2007 as measured by the Russell 1000 Index. Investors were encouraged by strong global economic growth and seemed to adjust well to slowing growth in the U.S. following record double digit growth for multiple prior quarters. The rally came in spite of rising oil prices to above $80 a barrel as well as weakness in housing and ongoing subprime fears. The fiscal year started out on a strong note as large cap stocks rallied for the first several months on strong global economic news, low unemployment and a continued torrid pace of merger and acquisition and private equity activity. Investors pushed through a temporary setback in late February when the market fell by 3.5% in a single day. Subprime fears came to a head in late July and early August, when credit markets seized up and spilled over into equity markets sending the broader market down close to 10% from the mid-July peaks to mid-August. This market weakness tended to hit quantitative managers the hardest due to what we believe to be a shift in capital market flows and hedge fund trading. Once again, however, markets regained their footing as global central banks injected liquidity into financial markets, and investors began to price in a 25 basis points or 50 basis points rate cut by the U.S. Federal Reserve. By the end of September, markets were once again approaching new highs.

The energy and materials sectors continued to lead markets as both returned approximately 40% for the fiscal year. Energy rallied on the back of strong oil prices and heightened supply concerns. The financials sector was the significant underperformer; weighed down by subprime fallout. Thrifts and mortgage finance, consumer finance, as well as the large money center banks were among the weakest performers. The fiscal year witnessed the reversal of two significant and long-running trends in the U.S. equity market: the underperformance of growth and the underperformance of megacaps. The Russell 1000 Growth Index outpaced the Russell 1000 Value Index by close to 5% as both stronger growing and more expensive stocks, as measured by P/E, outperformed. Although the largest 10% and 20% of the stock universe performed slightly below the broad market for the entire fiscal year, these stocks staged a sharp comeback starting in the third fiscal quarter.

The portfolio outpaced the benchmark for the first three quarters of the fiscal year, but gave back much of the gains following the spillover from the credit meltdown in July and August. On the positive side, the portfolio benefitted from strong stock selection within the information technology, industrials and consumer staples sectors. The portfolio also benefitted from a slight overweight to faster growing stocks in the value benchmark. However, this was offset by the negative impact of a slight overweight to diversified financials as well as negative stock


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007           1

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2007

selection within thrifts and mortgage finance companies. All four sub-advisers to the fund traded fairly close to the Russell 1000 Value Index benchmark with the exception of LSV Asset Management. LSV Asset Management outpaced the value area of the market as the manger's strong stock selection within the industrials and information technology sectors more than offset negative stock selection within the financials sector.

There were no sub-adviser changes during the fiscal year.

Large Cap Value Fund:

AVERAGE ANNUAL TOTAL RETURN 1

--------------------------------------------------------------------------------
                                 Annualized  Annualized  Annualized   Annualized
                       One Year      3 Year      5 Year     10 Year    Inception
                         Return      Return      Return      Return      to Date
--------------------------------------------------------------------------------
Large Cap Value Fund,
Class A                  13.91%      14.40%      17.03%       7.50%       12.21%
--------------------------------------------------------------------------------
Large Cap Value Fund,
Class I                  13.64%      14.13%      16.73%       7.18%       11.87%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Value Fund, Class A and Class I, versus the Russell 1000 Value Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Large Cap Value    Large Cap Value      Russell 1000
                  Fund, Class A      Fund, Class I        Value Index
9/30/97           $100,000           $100,000             $100,000
9/30/98             98,600             98,210              103,590
9/30/99            115,490            114,631              122,982
9/30/00            120,653            119,331              133,940
9/30/01            114,523            112,911              122,006
9/30/02             93,841             92,316              101,326
9/30/03            115,002            112,782              126,019
9/30/04            137,611            134,583              151,878
9/30/05            159,450            155,591              177,226
9/30/06            180,848            176,067              203,137
9/30/07            206,004            200,083              232,490

1 For the period ended 9/30/07. Past performance is no indication of future performance. The performance indicated above for Class A Shares begins on 10/3/94 at which time Mellon Equity Associates acted as investment adviser to the Fund. Previous periods during which the Fund was advised by another investment adviser are not shown. Class I Shares performance for the period prior to 8/6/01 is performance derived from the performance of the Class A Shares. The performance of Class I Shares may be lower than the performance of Class A Shares because of different distribution fees paid by Class I shareholders. Class A Shares were offered beginning 10/3/94 and Class I Shares were offered beginning 8/6/01. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


--------------------------------------------------------------------------------
2           SEI Institutional Managed Trust / Annual Report / September 30, 2007

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2007

Large Cap Growth Fund

Objective

The investment objective of the Large Cap Growth Fund (the "Fund") is capital appreciation by investing in the equity securities of large companies. The Fund invests in the securities of issuers believed to possess significant growth potential that is underappreciated by the market.

Strategy

With respect to this Fund, SEI Investments Management Corporation ("SIMC") employs a multi-manager structure to gain exposure to the entire large cap growth sector, adding value through stock selection while managing risk in the form of capitalization, valuation and economic sector exposures. Assets of the Fund are strategically allocated among its sub-advisers, each of which has responsibility for stock selection for its respective assets under management.

Through various investment approaches, each sub-adviser contributes a unique expertise to the Fund. Goldman Sachs Asset Management invests in companies with strong business franchises that are attractively priced relative to their discounted cash flows. Quantitative Management Associates favors large cap stocks that have positive news flow and attractive valuation characteristics. Montag & Caldwell invests in large cap stocks that exhibit accelerating earnings, are trading at a discount to fair value, and are financially stable. Enhanced Investment Technologies employs a volatility capture strategy, while Delaware Management Company invests in stocks that are attractively valued from a cash flow basis and have strong prospects for organic growth in the future.

Analysis

The Large Cap Growth Fund, Class A, returned 19.26% for the fiscal year, lagging behind the growth area of the market for the period. The Russell 1000 Growth Index returned 19.35% for the fiscal year ended September 30, 2007.

U.S. large cap stocks rallied strongly during the fiscal year returning close to 17% for the one year ending September 30, 2007 as measured by the Russell 1000 Index. Investors were encouraged by strong global economic growth and seemed to adjust well to slowing growth in the U.S. following record double digit growth for multiple prior quarters. The rally came in spite of rising oil prices to above $80 a barrel as well as weakness in housing and ongoing subprime fears. The fiscal year started out on a strong note as large cap stocks rallied for the first several months on strong global economic news, low unemployment and a continued torrid pace of merger and acquisition and private equity activity. Investors pushed through a temporary setback in late February when the market fell by 3.5% in a single day. Subprime fears came to a head in late July and early August, when credit markets seized up and spilled over into equity markets sending the broader market down close to 10% from the mid-July peaks to mid-August. This market weakness tended to hit quantitative managers the hardest due to what we believe to be a shift in capital market flows and hedge fund trading. Once again, however, markets regained their footing as global central banks injected liquidity into financial markets, and investors began to price in a 25 basis points or 50 basis points rate cut by the U.S. Federal Reserve. By the end of September, markets were once again approaching new highs.

The energy and materials sectors continued to lead markets as both returned approximately 40% for the fiscal year. Energy rallied on the back of strong oil prices and heightened supply concerns. The financials sector was the significant underperformer; weighed down by subprime fallout. Thrifts and mortgage finance, consumer finance, as well as the large money center banks were among the weakest performers. The fiscal year witnessed the reversal of two significant and long-running trends in the U.S. equity market: the under-performance of growth and the underperformance of megacaps. The Russell 1000 Growth Index outpaced the Russell 1000 Value Index by close to 5% as both stronger growing and more expensive stocks, as measured by P/E, outperformed. Although the largest 10% and 20% of the stock universe performed slightly below the broad market for the entire fiscal year, these stocks staged a sharp comeback starting in the third fiscal quarter.

The portfolio benefited from having a more significant growth exposure than the benchmark as well as strong stock selection across sectors. Stock selection was particularly strong within health care, technology and diversified financials. The energy sector also


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007           3

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2007

presented a boost as the managers tended to favor the outperforming oil services and equipment companies that they believe will benefit the most from the increased global energy demand and limited supply. The most notable detractors to relative performance were underweight positions to the industrials and materials sectors which both rallied during the fiscal year. The portfolio also had a modest overweight to the food retailing industry that lagged the broad market.

Montag & Caldwell performed very well for the period driven by strong stock selection within the energy and information technology sectors. Quantitative Management Associates lagged the growth benchmark as the sub-portfolio sold off late in the fiscal year following the flight to quality while Enhanced Investment Technologies suffered from an environment of relatively low volatility. Lastly, Delaware Management Company and Goldman Sachs Asset Management outpaced the growth benchmark.

There were no sub-adviser changes during the fiscal year.

Large Cap Growth Fund:

AVERAGE ANNUAL TOTAL RETURN 1

--------------------------------------------------------------------------------
                                  Annualized  Annualized  Annualized  Annualized
                        One Year      3 Year      5 Year     10 Year   Inception
                          Return      Return      Return      Return     to Date
--------------------------------------------------------------------------------
Large Cap Growth Fund,
Class A                   19.26%      11.80%      13.05%       3.17%       9.13%
--------------------------------------------------------------------------------
Large Cap Growth Fund,
Class I                   18.91%      11.51%      12.78%       2.84%       8.76%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Growth Fund, Class A and Class I, versus the Russell 1000 Growth Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Large Cap Growth   Large Cap Growth     Russell 1000
              Fund, Class A      Fund, Class I        Growth Index
9/30/97       $100,000           $100,000             $100,000
9/30/98        108,350            107,890              111,100
9/30/99        149,241            147,993              149,818
9/30/00        195,014            192,583              184,921
9/30/01         95,401             93,826              100,523
9/30/02         73,964             72,500               77,895
9/30/03         89,985             87,993               98,086
9/30/04         97,741             95,402              105,452
9/30/05        110,203            107,251              117,684
9/30/06        114,523            111,251              124,792
9/30/07        136,581            132,289              148,940

1 For the period ended 9/30/07. Past performance is no indication of future performance. Class I Shares performance for the period prior to 8/6/01 is the performance derived from the performance of the Class A Shares. The performance of Class I Shares may be lower than the performance of Class A Shares because of different distribution fees paid by Class I shareholders. Class A Shares were offered beginning 12/20/94 and Class I Shares were offered beginning 8/6/01. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


--------------------------------------------------------------------------------
4           SEI Institutional Managed Trust / Annual Report / September 30, 2007

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2007

Tax-Managed Large Cap Fund

Objective

The investment objective of the Tax-Managed Large Cap Fund (the "Fund") is capital appreciation by investing in the equity securities of large companies. The Fund attempts to maximize after-tax returns to investors through lower turnover and tax management techniques.

Strategy

With respect to this Fund, SEI Investments Management Corporation ("SIMC") employs a multi-manager structure to gain exposure to the entire U.S. large cap market, seeking to add value through stock selection in a tax-aware framework while minimizing risk in the form of capitalization, valuation and economic sector exposures. Assets of the Fund are strategically allocated among its sub-advisers, each of which has responsibility for stock selection for its respective assets under management.

Through various investment approaches, each sub-adviser contributes a unique expertise to the Fund. Goldman Sachs Asset Management, Delaware Management, and Montag & Caldwell focus on stocks that have growth characteristics. AllianceBernstein, LSV Asset Management and Aronson + Johnson + Ortiz focus on selecting stocks that have value-oriented characteristics. Quantitative Management Associates invests a core portfolio that favors large cap stocks with positive news flow trading at attractive valuations. Parametric Portfolio Associates invests in both value and growth large-cap stocks through a quantitative process which aggressively harvests tax-losses in the portfolio.

Analysis

The Tax-Managed Large Cap Fund, Class A, returned 17.05% for the fiscal year, finishing ahead of the broad market for the period. The Russell 1000 Index returned 16.90% for the fiscal year ended September 30, 2007.

U.S. large cap stocks rallied strongly during the fiscal year returning close to 17% for the one year ending September 30, 2007 as measured by the Russell 1000 Index. Investors were encouraged by strong global economic growth and seemed to adjust well to slowing growth in the U.S. following record double digit growth for multiple prior quarters. The rally came in spite of rising oil prices to above $80 a barrel as well as weakness in housing and ongoing subprime fears. The fiscal year started out on a strong note as large cap stocks rallied for the first several months on strong global economic news, low unemployment and a continued torrid pace of merger and acquisition and private equity activity. Investors pushed through a temporary setback in late February when the market fell by 3.5% in a single day. Subprime fears came to a head in late July and early August, when credit markets seized up and spilled over into equity markets sending the broader market down close to 10% from the mid-July peaks to mid-August. This market weakness tended to hit quantitative managers the hardest due to what we believe to be a shift in capital market flows and hedge fund trading. Once again, however, markets regained their footing as global central banks injected liquidity into financial markets, and investors began to price in a 25 basis points or 50 basis points rate cut by the U.S. Federal Reserve. By the end of September, markets were once again approaching new highs.

The energy and materials sectors continued to lead markets as both returned approximately 40% for the fiscal year. Energy rallied on the back of strong oil prices and heightened supply concerns. The financials sector was the significant underperformer; weighed down by subprime fallout. Thrifts and mortgage finance, consumer finance, as well as the large money center banks were among the weakest performers. The fiscal year witnessed the reversal of two significant and long-running trends in the U.S. equity market: the underperformance of growth and the underperformance of megacaps. The Russell 1000 Growth Index outpaced the Russell 1000 Value Index by close to 5% as both stronger growing and more expensive stocks, as measured by P/E, outperformed. Although the largest 10% and 20% of the stock universe performed slightly below the broad market for the entire fiscal year, these stocks staged a sharp comeback starting in the third fiscal quarter.

The Fund benefited from having a more significant growth exposure than the benchmark as well as strong stock selection across sectors. Stock selection was particularly strong within information technology, energy and diversified financials. Strength within the energy sector was driven by overweight positions in the outperforming oil services and equipment companies that the managers generally believe will benefit the most from the increased global energy demand and


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007           5

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2007

limited supply. The most notable detractors to relative performance were underweight positions to the industrials and materials sectors which both rallied during the fiscal year. The portfolio also had a modest overweight to thrifts and mortgage finance companies as well as diversified financial companies which weighed on performance.

The growth managers in the Fund strongly outpaced the growth benchmark while the value managers traded modestly ahead of the value area of the market. The one standout is Montag & Caldwell, whose strong performance during the period was driven by stock selection within the energy and information technology sectors.

During the fiscal year, SIMC added Quantitative Management Associates as a sub-adviser to the portfolio.

Tax-Managed Large Cap Fund:

AVERAGE ANNUAL TOTAL RETURN 1

--------------------------------------------------------------------------------
                                           Annualized   Annualized    Annualized
                                One Year       3 Year       5 Year     Inception
                                  Return       Return       Return       to Date
--------------------------------------------------------------------------------
Tax-Managed Large Cap
Fund, Class A                     17.05%       13.29%       15.48%         4.94%
--------------------------------------------------------------------------------
Tax-Managed Large Cap
Fund, Class Y                     17.43%       13.63%       15.84%         5.12%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Large Cap Fund, Class A and Class Y, versus the Russell 1000 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

            Tax-Managed Large  Tax-Managed Large      Russell
            Cap Fund, Class A  Cap Fund, Class Y    1000 Index
3/5/98      $100,000           $100,000             $100,000
9/30/98       96,177             96,177               96,849
9/30/99      127,530            127,530              122,970
9/30/00      138,574            138,574              144,871
9/30/01       97,113             97,113              103,698
9/30/02       77,263             77,321               83,467
9/30/03       95,683             96,079              104,450
9/30/04      109,126            109,925              118,969
9/30/05      124,840            126,171              135,934
9/30/06      135,551            137,312              149,867
9/30/07      158,663            161,246              175,195

1 For the period ended 9/30/07. Past performance is no indication of future performance. Class Y Shares performance for the period prior to 4/8/02 is performance derived from the performance of the Class A Shares. The performance of Class Y Shares may be different from the performance of Class A Shares because of different distribution fees paid by Class Y shareholders. Class A Shares were offered beginning 3/5/98 and Class Y Shares were offered beginning 4/8/02. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


--------------------------------------------------------------------------------
6           SEI Institutional Managed Trust / Annual Report / September 30, 2007

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2007

Large Cap Diversified Alpha Fund

Objective

The Large Cap Diversified Alpha Fund (the "Fund") seeks to provide long-term growth of capital and income by investing in the equity securities of large companies and in portfolio strategies designed to correlate to a portfolio composed of large cap equity securities. While the Fund is expected to have an absolute return and risk profile similar to the broad U.S. large cap equity market, returns may be derived in part from investing significant portions of the Fund in securities outside of the large cap market.

Strategy

The Fund uses a multi-manager approach under the general supervision of SEI Investments Management Corporation ("SIMC"), allocating the assets among multiple sub-advisers that use different investment strategies to seek to achieve returns in excess of the performance of a broad U.S. large cap benchmark. This allocation among investment strategies aims to diversify the sources from which sub-advisers seek to achieve excess returns (i.e., returns in excess of a benchmark index), and thereby diversify the relative risk of the Fund.

Some sub-advisers may engage in short sales up to 30% of the value of their Fund allocation and use the proceeds from the sale to purchase long positions in additional equity securities. Some sub-advisers may also use portfolio strategies that are designed to correlate with a portfolio of large cap equity securities, but which are composed of derivative instruments backed by other types of securities.

Aronson + Johnson + Ortiz, Analytic Investors, and Quantitative Management Associates seek to overweight stocks with attractive fundamental and/or technical characteristics and underweight or even short stocks with unattractive fundamental and/or technical characteristics. Enhanced Investment Technologies employs a volatility capture strategy, Delaware Management Company seeks to identify stocks with underappreciated growth characteristics, while Smith Breeden Associates seeks to generate excess returns within the U.S. fixed income market and transports it to the equity market.

Analysis

The Large Cap Diversified Alpha Fund, Class A, returned 15.64% for the fiscal year ending September 30, 2007, trailing the broad market. The Russell 1000 Index returned 16.90% for the fiscal year ended September 30, 2007.

U.S. large cap stocks rallied strongly during the fiscal year returning close to 17% for the one year ending September 30, 2007 as measured by the Russell 1000 Index. Investors were encouraged by strong global economic growth and seemed to adjust well to slowing growth in the U.S. following record double digit growth for multiple prior quarters. The rally came in spite of rising oil prices to above $80 a barrel as well as weakness in housing and ongoing subprime fears. The fiscal year started out on a strong note as large cap stocks rallied for the first several months on strong global economic news, low unemployment and a continued torrid pace of merger and acquisition and private equity activity. Investors pushed through a temporary setback in late February when the market fell by 3.5% in a single day. Subprime fears came to a head in late July and early August, when credit markets seized up and spilled over into equity markets sending the broader market down close to 10% from the mid-July peaks to mid-August. This market weakness tended to hit quantitative managers the hardest due to what we believe to be a shift in capital market flows and hedge fund trading. Once again however, markets regained their footing as global central banks injected liquidity into financial markets, and investors began to price in a 25 basis points or 50 basis points rate cut by the U.S. Federal Reserve. By the end of September, markets were once again approaching new highs.

The energy and materials sectors continued to lead markets as both returned approximately 40% for the fiscal year. Energy rallied on the back of strong oil prices and heightened supply concerns. The financials sector was the significant underperformer; weighed down by subprime fallout. Thrifts and mortgage finance, consumer finance, as well as the large money center banks were among the weakest performers. The fiscal year witnessed the reversal of two significant


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007           7

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2007

and long-running trends in the U.S. equity market: the underperformance of growth and the underperformance of megacaps. The Russell 1000 Growth Index outpaced the Russell 1000 Value Index by close to 5% as both stronger growing and more expensive stocks, as measured by P/E, outperformed. Although the largest 10% and 20% of the stock universe performed slightly below the broad market for the entire fiscal year, these stocks staged a sharp comeback starting in the third fiscal quarter.

The Fund suffered from exposure to the fixed income markets through the Smith Breeden Associates portable alpha strategy. Although Smith Breeden's portfolio was generally higher quality with very limited exposure to the subprime area of the market, the credit crunch that started in July was very broad and few areas of the bond market were spared. The portfolio also suffered from an underweight to the rallying energy sector. On the positive side, the portfolio benefited from being underweight financials as well as strong stock selection across sectors. Stock selection was particularly strong within materials, health care, and diversified financial services.

From an individual manager standpoint, Enhanced Investment Technologies, Quantitative Management Associates, and Smith Breeden Associates fell short of the broad market, while Analytic Investors, Aronson + Johnson + Ortiz, and Delaware Management outpaced their respective benchmarks. Analytic Investors performed particularly well benefiting from their factor momentum investment strategy.

There were no sub-adviser changes during the fiscal year.

Large Cap Diversified Alpha Fund:

AVERAGE ANNUAL TOTAL RETURN 1

--------------------------------------------------------------------------------
                                                                      Annualized
                                                          One Year     Inception
                                                            Return       to Date
--------------------------------------------------------------------------------
Large Cap Diversified Alpha Fund,
Class A                                                     15.64%        11.08%
--------------------------------------------------------------------------------
Large Cap Diversified Alpha Fund,
Class I                                                     15.42%        10.96%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Diversified Alpha Fund, Class A and Class I, versus the Russell 1000 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               Large Cap Diversified    Large Cap Diversified   Russell 1000
               Alpha Fund, Class A      Alpha Fund, Class I        Index
12/14/05       $100,000                 $100,000                $100,000
9/30/06         104,451                  104,451                 106,065
9/30/07         120,787                  120,557                 123,990

1 For the period ended 9/30/07. Past performance is no indication of future performance. Class I Shares performance for the period prior to 9/14/06 is performance derived from the performance of the Class A Shares. The performance of the Class I Shares may be lower than the performance of Class A Shares because of different distribution fees paid by Class I shareholders. Class A Shares were offered beginning 12/14/05 and Class I Shares were offered beginning 9/14/06. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


--------------------------------------------------------------------------------
8           SEI Institutional Managed Trust / Annual Report / September 30, 2007

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2007

S&P 500 Index Fund

Objective

The S&P 500 Index Fund (the "Fund") seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index (the "Index"). The Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. Stocks in the Index are chosen for market size (large-cap), liquidity, and industry group representation.

Strategy

The Fund attempts to match the performance of the widely followed Index by replicating its composition in full. The fifty largest stocks in the Index account for approximately 50% of the weighting of the Index. Deviation of performance between the Fund and the Index, measured as tracking error, is typically attributable to trading costs and cash reserves held for liquidity needs. The presence of cash in the Fund may result in underperformance relative to the Index in rising markets and out-performance in declining markets. To mitigate these effects, the Fund may use stock index futures to hedge its cash position. Futures contracts enable the Fund to maintain exposure to the market with reduced trading expenses, since the cost of the futures contract is relatively nominal. The value of stock index futures held by the Fund may not exceed 20% of the Fund's assets.

Analysis

The S&P 500 Index Fund, Class A, returned 16.04% for the fiscal year. For the fiscal year ending September 30, 2007, the Index posted double digit gains, returning 16.44%. During the period, large cap securities outperformed their small cap counterparts but trailed non-U.S. securities. Growth oriented stocks led their value counterparts. In mid-July and August, the market suffered a bit of a liquidity crunch as subprime meltdown in fixed income trickled into the equity markets. The U.S. Federal Reserve cut the federal fund rate by 50 basis points, which benefited the equity markets.

All ten S&P GICS sectors generated positive returns during the fiscal year. Materials and energy were two of the best performing sectors. Meanwhile, financials, health care, and consumer discretionary stocks trailed the rest of the market. Overall, the financials sector was the worst performing sector during the fiscal year.

S&P 500 Index Fund:

AVERAGE ANNUAL TOTAL RETURN 1

--------------------------------------------------------------------------------
                                  Annualized  Annualized  Annualized  Annualized
             Six Month  One Year      3 Year      5 Year     10 Year   Inception
              Return 2    Return      Return      Return      Return     to Date
--------------------------------------------------------------------------------
S&P 500
Index Fund,
Class A          8.28%    16.04%      12.71%      15.00%       6.15%       9.07%
--------------------------------------------------------------------------------
S&P 500
Index Fund,
Class E          8.34%    16.21%      12.87%      15.19%       6.32%      12.09%
--------------------------------------------------------------------------------
S&P 500
Index Fund,
Class I          8.12%    15.74%      12.42%      14.72%       5.84%       8.75%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the S&P 500 Index Fund, Class A, Class E and Class I, versus the S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             S&P 500 Index      S&P 500 Index      S&P 500 Index     S&P 500
             Fund, Class A      Fund, Class E      Fund, Class I     Index
9/30/97      $10,000            $10,000            $10,000           $10,000
9/30/98       10,867             10,883             10,825            10,905
9/30/99       13,835             13,883             13,728            13,937
9/30/00       15,611             15,691             15,431            15,787
9/30/01       11,398             11,473             11,224            11,585
9/30/02        9,030              9,101              8,882             9,211
9/30/03       11,190             11,300             10,984            11,458
9/30/04       12,686             12,834             12,420            13,047
9/30/05       14,179             14,369             13,848            14,645
9/30/06       15,652             15,880             15,247            16,225
9/30/07       18,162             18,454             17,646            18,893

1 For the period ended September 30, 2007. Past performance is no indication of future performance. Class A shares were offered beginning 2/28/96. Class E shares were offered beginning 7/31/85. Class I shares were offered beginning 6/28/02. Class I shares performance for the period prior to 6/28/02 is performance derived from performance of the Class A shares. The performance of the Class A and Class I shares may be lower than the performance of Class E shares because of different distribution fees paid by Class A and Class I shareholders. Effective 7/31/97, the Board of Trustees approved the renaming of Class A and Class E shares to Class E and Class A shares, respectively. In addition, returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 For the six months ended September 30, 2007. Effective September 14, 2007, the Funds fiscal year changed from March 31, to September 30.


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007           9

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2007

Small Cap Value Fund

Objective

The Small Cap Value Fund (the "Fund") seeks to provide capital appreciation by investing in equity securities of smaller companies. The Fund invests in the stocks of companies it believes are undervalued in light of such fundamental characteristics as earnings, book value or return on equity.

Strategy

With respect to this Fund, SEI Investments Management Corporation ("SIMC") employs a multi-manager structure to gain exposure to the entire small cap value sector, adding value through stock selection while minimizing risk in the form of capitalization, valuation and economic sector exposures. The Fund is jointly sub-advised by nine investment managers. Assets of the Fund are strategically allocated among its eight sub-advisers, each of which has a responsibility for stock selection for its respective assets under management.

Through various investment approaches, each sub-adviser contributes a particular expertise or sub-style to the Fund. Using a bottom-up process, Artisan Partners Limited Partnership seeks to identify companies which are currently trading below the intrinsic value of the business that have little institutional following. BlackRock Capital Management focuses on attractively valued companies with a near term business catalyst. David J. Greene and Company invests in complex multi-segment businesses often possessing several growth areas masked by a slower growing parent. Lee Munder Investments uses a classic value approach of identifying quality businesses at attractive valuations. LSV Asset Management invests in companies trading at deep discounts to their intrinsic value and near term earnings visibility. Martingale Asset Management employs a systematic approach focused on relative valuation, sustainable growth, and management quality. Wellington Management Company utilizes a unique risk/reward relative valuation assessment to identify attractive real estate investments. Weiss, Peck & Greer seeks to exploit market anomalies through both traditional value investments and special situations, investing when a near-term, positive catalyst exists at company and sector levels. Each of the aforementioned sub-styles assumes a different importance in determining overall style risk and must therefore be weighted accordingly.

Analysis

The Russell 2000 Value Index (the "Index") yielded 6.09% for the fiscal year ending September 30, 2007. Materials were the biggest contributor to the performance of the Index over the past year, posting excellent returns on climbing commodity prices amid growing global demand. Beginning in early 2007, financials stocks experienced a substantial drop in performance: banks suffered as investors became concerned over credit risk on subprime residential loans, and REITs gave back most of their fourth quarter 2006 gains as the housing market slowed. Consumer discretionary stocks, especially those in retailing, lagged the Index for the period as investors worried about consumer spending in the face of tighter credit conditions and rising gas prices.

The Small Cap Value Fund, Class A, gained 10.70% in the last 12 months, and five of the managers surpassed the benchmark. Strong stock selection across sectors and a strategic underweight to the lagging financials area boosted Fund returns above the broad market. On a manager level, David J. Greene and Company beat the broad market largely through superior stock selection in the industrials area, and Lee Munder Investments performed the same feat with respect to information technology and consumer discretionary. LSV Asset Management managed slight excess returns over the fiscal year, despite struggling in the third quarter of 2007 as many valuation metrics exhibited negative returns. The excess returns Martingale Asset Management accumulated from October 2006 through June 2007 could not offset the losses in early August as several large hedge fund managers placed selling pressure on valuation-sensitive stocks which these managers typically hold. Finally, Wellington Management Company's outperformance versus the WRESI Index was due to strong and broad stock selection within REIT securities.

During the fiscal year, SIMC added Weiss, Peck & Greer, LLC as a sub-adviser to the portfolio.


--------------------------------------------------------------------------------
10          SEI Institutional Managed Trust / Annual Report / September 30, 2007

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2007

Small Cap Value Fund:

AVERAGE ANNUAL TOTAL RETURN 1

--------------------------------------------------------------------------------
                                  Annualized  Annualized  Annualized  Annualized
                        One Year      3 Year      5 Year     10 Year   Inception
                          Return      Return      Return      Return     to Date
--------------------------------------------------------------------------------
Small Cap Value Fund,
Class A                   10.70%      13.97%      19.19%       9.73%      13.50%
--------------------------------------------------------------------------------
Small Cap Value Fund,
Class I                   10.41%      13.69%      18.87%       9.38%      13.12%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Value Fund, Class A and Class I, versus the Russell 2000 Value Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Small Cap Value    Small Cap Value      Russell 2000
             Fund, Class A      Fund, Class I        Value Index
9/30/97      $100,000           $100,000             $100,000
9/30/98        86,320             85,930               87,210
9/30/99        90,179             89,488               92,294
9/30/00       104,373            103,054              106,471
9/30/01       107,629            105,877              112,444
9/30/02       105,261            103,262              110,802
9/30/03       136,082            133,115              145,882
9/30/04       171,014            166,780              183,315
9/30/05       207,286            201,604              215,854
9/30/06       228,719            221,986              246,095
9/30/07       253,192            245,095              261,082


1 For the period ended 9/30/07. Past performance is no indication of future performance. Class I Shares performance for the period prior to 2/11/02 is performance derived from the performance of the Class A Shares. The performance of Class I Shares may be lower than the performance of Class A Shares because of different distribution fees paid by Class I shareholders. Class A Shares were offered beginning 12/20/94 and Class I Shares were offered beginning 2/11/02. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          11

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2007

Small Cap Growth Fund

Objective

The Small Cap Growth Fund (the "Fund") seeks to provide long-term capital appreciation by investing in equity securities of smaller companies. The Fund invests in the stocks of companies that have significant growth potential in light of such characteristics as revenue and earnings growth and positive earnings surprises.

Strategy

With respect to this Fund, SEI Investments Management Corporation ("SIMC") employs a multi-manager structure to gain exposure to the entire universe of small cap growth stocks, adding value through stock selection while minimizing risk in the form of capitalization, valuation and economic sector exposures. The Fund is jointly sub-advised by eight investment managers. Assets of the Fund are strategically allocated among its seven sub-advisers, each of which has a responsibility for stock selection for its respective assets under management.

Through various investment approaches, each sub-adviser contributes a particular expertise or sub-style to the Fund. Mazama Capital Management invests primarily in stocks entering extended periods of growth not yet understood by the market. Wellington Management Company focuses on companies that demonstrate growth at reasonable prices. Delaware Management Company focuses on companies with sustainable growth models that are attractively valued. Lee Munder Investments seeks companies growing faster than the market while demonstrating skill in their ability to differentiate an attractive stock from a good company. McKinley Capital Management emphasizes acceleration of the growth rate of companies relative to the market's expectations and companies with positive earnings surprises. Martingale Asset Management employs a systematic approach focused on relative valuation, sustainable growth, and management quality. PanAgora Asset Management provides broad coverage over the investment universe by applying disciplined processes in which each stock is given a unique weighting to factors such as growth, value, and beta. The stocks are then evaluated based on their unique factor weightings and the performance of those and other factors in the marketplace. Each of the aforementioned sub-styles assumes a different importance in determining overall style risk and must therefore be weighted accordingly.

Analysis

For the 12 months ending September 30, 2007, the Russell 2000 Growth Index (the "Index") gained 18.94%. The information technology sector was the biggest contributor to the performance of the Index over the past year: significant merger and acquisition activity and increased corporate capital expenditures on software and services boosted returns. The materials and utilities sectors both posted excellent returns on climbing commodity prices amid growing global demand. Beginning in early 2007, financials stocks experienced a substantial drop in performance: banks suffered as investors became concerned over credit risk on subprime residential loans, and REITs gave back most of their fourth quarter 2006 gains as the housing market slowed. Many consumer discretionary stocks, especially those in retailing, lagged the Index for the period as investors worried about consumer spending in the face of tighter credit conditions and rising gas prices.

The Small Cap Growth Fund, Class A, posted returns of 18.05% over the last 12 months. Positive stock selection in the consumer discretionary sector was mitigated by securities in the health care and information technology areas. Four of the growth managers, outperformed the broad market. Lee Munder Investments exhibited excellent security selection in the information technology and industrials sectors, allowing it to achieve excess returns. An overweight to the metals and mining industry helped Wellington Management Company to beat the broad market, and McKinley Capital Management's exposure to high price momentum stocks lifted its returns above the benchmark. Quantitative managers PanAgora Asset Management and Martingale Asset Management lagged the Index following a difficult summer in 2007 during which hedge fund managers had placed selling pressure on valuation-sensitive stocks which these managers typically hold.

During the fiscal year, SIMC added PanAgora Asset Management as a sub-adviser to the portfolio.


--------------------------------------------------------------------------------
12          SEI Institutional Managed Trust / Annual Report / September 30, 2007

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2007

Small Cap Growth Fund:

AVERAGE ANNUAL TOTAL RETURN 1

--------------------------------------------------------------------------------
                                  Annualized  Annualized  Annualized  Annualized
                        One Year      3 Year      5 Year     10 Year   Inception
                          Return      Return      Return      Return     to Date
--------------------------------------------------------------------------------
Small Cap Growth Fund,
Class A                   18.05%      13.11%      17.89%       6.02%      11.74%
--------------------------------------------------------------------------------
Small Cap Growth Fund,
Class I                   17.74%      12.82%      17.60%       5.68%      11.39%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Growth Fund, Class A and Class I, versus the Russell 2000 Growth Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Small Cap Growth   Small Cap Growth     Russell 2000
             Fund, Class A      Fund, Class I        Growth Index
9/30/97      $100,000           $100,000             $100,000
9/30/98       73,470             73,170               75,170
9/30/99      113,879            112,923               99,698
9/30/00      176,831            174,568              129,268
9/30/01      101,094             99,451               74,213
9/30/02       78,742             77,224               60,736
9/30/03      115,491            112,979               86,075
9/30/04      123,922            120,955               96,335
9/30/05      146,191            142,292              113,646
9/30/06      151,921            147,528              120,329
9/30/07      179,343            173,699              143,119

1 For the period ended 9/30/07. Past performance is no indication of future performance. Class I Shares performance for the period prior to 8/6/01 is performance derived from the performance of the Class A Shares. The performance of Class I Shares may be lower than the performance of Class A Shares because of different distribution fees paid by Class I shareholders. Class A Shares were offered beginning 4/20/92 and Class I Shares were offered beginning 8/6/01. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          13

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2007

Tax-Managed Small Cap Fund

Objective

The investment objective of the Tax-Managed Small Cap Fund (the "Fund") is capital appreciation by investing in the equity securities of small companies. The Fund attempts to maximize after-tax returns to investors through investing in undervalued securities, selling stocks with the highest tax cost first and offsetting losses with gains where possible.

Strategy

With respect to this Fund, SEI Investments Management Corporation ("SIMC") employs a multi-manager structure to gain exposure to the entire small/mid cap universe, adding value through stock selection while minimizing risk in the form of capitalization, valuation and economic sector exposures. The Fund is jointly sub-advised by eight investment managers. Assets of the Fund are strategically allocated among the eight sub-advisers, each of which has a responsibility for stock selection for its respective assets under management.

Through various investment approaches, each sub-adviser contributes a particular expertise or sub-style to the Fund. BlackRock Capital Management focuses on attractively valued companies with a near-term business catalyst. David J. Greene and Company looks for undervalued securities that are misunderstood by the marketplace. Delaware Management Company focuses on sustainable business models at attractive valuations. LSV Asset Management disciplined proprietary screening model ranks stocks based on price to book, price to cash flow, past sales performance, and likelihood of near-term appreciation. Mazama Capital Management invests primarily in stocks entering extended periods of growth not yet understood by the market. McKinley Capital Management emphasizes acceleration of the growth rate of companies relative to the market's expectations and companies with positive earnings surprises. Parametric Portfolio Associates invests in both value and growth small-cap stocks through a quantitative process which aggressively harvests tax-losses in the portfolio. Los Angeles Capital Management Equity Research relies on a disciplined systematic approach to both stock selection quantitative portfolio construction. The research process is focused on identifying investment characteristics and factors that will work consistently across a broad group of stocks.

Analysis

The Russell 2500 Index (the "Index") gained 15.17% during the fiscal year ending September 30, 2007. In a reversal of the long-running trend, growth components of the Index far outperformed value over the period. Industrials were the biggest contributor to the performance of the Index over the past year, as capital goods securities continued to rise. Energy rallied on the back of strong oil prices and heightened supply concerns, and materials posted excellent returns on climbing commodity prices amid growing global demand. Beginning in early 2007, financials stocks experienced a substantial drop in performance: banks suffered as investors became concerned over credit risk on subprime residential loans, and REITs gave back most of their fourth quarter 2006 gains as the housing market slowed. Consumer discretionary stocks, especially those in retailing, lagged the Index for the period as investors worried about consumer spending in the face of tighter credit conditions and rising gas prices.

The Tax-Managed Small Cap Fund, Class A, gained 16.00% over the past 12 months. The benefit from the Fund's underweight to financials was mitigated by difficult stock selection in that area, but stock selection in the consumer discretionary sector elevated Fund performance above the broad market. On a manager level, David J. Greene and Company's superior stock selection in industrials and energy contributed to its outperformance, while Delaware Management Company performed the same feat with regard to consumer discretionary. McKinley Capital Management's exposure to high price momentum stocks lifted its returns above the benchmark. Quantitative manager LSV Asset Management lagged the benchmark for the fiscal year after struggling in the summer of 2007 as many valuation metrics exhibited negative returns. Mazama Capital Management was hurt by an underweight to materials and individual holdings in information technology.

During the fiscal year, SIMC added Los Angeles Capital Management Equity Research as a sub-adviser to the portfolio.


--------------------------------------------------------------------------------
14          SEI Institutional Managed Trust / Annual Report / September 30, 2007

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2007

Tax-Managed Small Cap Fund:

AVERAGE ANNUAL TOTAL RETURN 1

--------------------------------------------------------------------------------
                                           Annualized   Annualized    Annualized
                                One Year       3 Year       5 Year     Inception
                                  Return       Return       Return       to Date
--------------------------------------------------------------------------------
Tax-Managed Small Cap Fund,
Class A                           16.00%       13.92%       17.92%         8.16%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Small Cap Fund, Class A, versus the Russell 2500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Tax-Managed Small Cap Fund, Class A        Russell 2500 Index
10/31/00     $100,000                                   $100,000
09/30/01       81,561                                     83,511
09/30/02       75,460                                     77,290
09/30/03      100,083                                    104,797
9/30/04       116,396                                    124,195
9/30/05       140,607                                    150,636
9/30/06       148,340                                    163,892
9/30/07       172,075                                    188,754

1 For the period ended 9/30/07. Past performance is no indication of future performance. Fund shares were offered beginning 10/31/00. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          15

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2007

Small/Mid Cap Diversified Alpha Fund

Objective

The Small/Mid Cap Diversified Alpha Fund (the "Fund") seeks to provide long-term growth of capital and income by investing in the equity securities of small and mid-cap companies and in portfolio strategies designed to correlate to a portfolio composed of small- and mid-cap equity securities. While the Fund is expected to have an absolute return and risk profile similar to the broad U.S. small/mid cap equity market, returns may be derived in part from investing significant portions of the Fund in securities outside of the small/mid cap market.

Strategy

The Fund uses a multi-manager approach under the general supervision of SEI Investments Management Corporation ("SIMC"), allocating the assets among multiple sub-advisers that use different investment strategies to seek to achieve returns in excess of the performance of a broad U.S. large cap benchmark. This allocation among investment strategies aims to diversify the sources from which sub-advisers seek to achieve excess returns (i.e., returns in excess of a benchmark index), and thereby diversify the relative risk of the Fund.

Some sub-advisers may engage in short sales up to 30% of the value of their Fund allocation and use the proceeds from the sale to purchase long positions in additional equity securities. Some sub-advisers may also use portfolio strategies that are designed to correlate with a portfolio of small/mid cap equity securities, but which are composed of derivative instruments backed by other types of securities.

Los Angeles Capital Management and Equity Research, Martingale Asset Management, and PanAgora Asset Management seek to overweight stocks with attractive fundamental and/or technical characteristics and underweight with unattractive fundamental and/or technical characteristics. All three sub-advisers use quantitative techniques to identify stock characteristics or factors that they believe are predictive of future outperformance, although the specific factors, definition of the factors and the factor weights in the model vary from sub-adviser to sub-adviser. Integrity Asset Management uses a blend of qualitative and quantitative elements at each step of their process and focuses on the timing of purchases to avoid value traps.

Wellington Management Company focuses on companies that demonstrate growth at reasonable prices. Smith Breeden Associates seeks to generate alpha within the U.S. fixed income market and transports it to the equity market.

Analysis

The Small/Mid Cap Diversified Alpha Fund, Class A, gained 1.71% for period December 20, 2006 through September 30, 2007, which represents the inception date of the Fund through the fiscal year-end.

In a reversal of the long-running trend, growth components of the Russell 2500 Index (the "Index") far outperformed value over the period. Industrials were the biggest contributor to the performance of the Index over the past year, as capital goods securities continued to rise. Energy rallied on the back of strong oil prices and heightened supply concerns, and materials posted excellent returns on climbing commodity prices amid growing global demand. Beginning in early 2007, financials stocks experienced a substantial drop in performance: banks suffered as investors became concerned over credit risk on subprime residential loans, and REITs gave back most of their fourth quarter 2006 gains as the housing market slowed. Consumer discretionary stocks, especially those in retailing, lagged the Index for the period as investors worried about consumer spending in the face of tighter credit conditions and rising gas prices.

The Fund trailed the overall small/mid cap equity market for the period. PanAgora Asset Management and Martingale Asset Management struggled, particularly in August, as quantitative strategies due to forced liquidations from other levered quantitative funds. Stocks with value-oriented characteristics significantly underperformed in August, which hurt both sub-advisers. These sub-advisers also have the ability to short-sell up to 30% of their portfolios and re-invest the proceeds into additional long securities. This added flexibility modestly detracted from results. Although Los Angeles Capital Management and Equity Research also gave up some ground over the summer, it ended the fiscal period ahead due to its strong outperformance early in the year. Los Angeles Capital Management and Equity Research had less of an exposure to value-oriented factors, so they were able to hold onto most of their gains during the sharp growth/value reversal that occurred in the third quarter.


--------------------------------------------------------------------------------
16          SEI Institutional Managed Trust / Annual Report / September 30, 2007

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2007

Wellington Management Company benefited from its growth orientation as well as its overweight to the materials sector which enjoyed strong gains. Integrity outperformed value-oriented stocks, although was roughly in-line with the overall small/mid market as value-oriented stocks trailed for the period. Smith Breeden Associates underperformed for the period as the subprime crisis impacted their A-rated and above mortgage-backed security holdings. In addition, corporate and asset-backed securities experienced negative returns as compared to comparable treasury securities, which also negatively impacted Smith Breeden Associates. The derivative strategy used to gain small/mid cap equity exposure modestly outperformed the actual Index due to favorable derivative supply/demand characteristics and pricing for the period.

There were no sub-adviser changes during the fiscal year.

Small/Mid Cap Diversified Alpha Fund:

AVERAGE ANNUAL TOTAL RETURN 1

--------------------------------------------------------------------------------
                                                                      Cumulative
                                                                       Inception
                                                                         to Date
--------------------------------------------------------------------------------
Small/Mid Cap Diversified Alpha Fund,
Class A                                                                    1.71%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the Small/Mid Cap Diversified Alpha Fund, Class A, versus the Russell 2500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

            Small/Mid Cap Diversified
            Alpha Fund, Class A             Russell 2500 Index
12/20/06    $100,000                        $100,000
9/30/07      101,711                         105,941

1 For the period ended 9/30/07. Past performance is no indication of future performance. Fund Shares were offered beginning 12/20/06. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          17

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2007

Mid-Cap Fund

Objective

The Mid-Cap Fund (the "Fund") seeks to provide long-term capital appreciation by investing primarily in equity securities of mid-sized companies in a core style.

Strategy

Martingale Asset Management employs a systematic approach focused on valuation, relative performance and management quality. They select stocks of companies that have low price-earnings ratios and price-book ratios, but that also have high sustainable growth levels and the probability of high positive earnings revisions. Quantitative Management Associates believes that markets are largely efficient, but investors make occasional, systematic mistakes and that quantitative investment processes that reduce the influence of biases on investment decisions more effectively identify and exploit these mistakes. Quantitative Management Associates emphasizes different measures depending on the growth rate of a company to identify and exploit mispriced stocks.

Analysis

The Russell Mid-Cap Index (the "Index") continued its upward track, gaining 17.87% for the fiscal year ending September 30, 2007. Industrials were the biggest contributor to the performance of the Index over the past year, as capital goods securities continued to rise. Energy rallied on the back of strong oil prices and heightened supply concerns, and materials posted excellent returns on climbing commodity prices amid growing global demand. Beginning in early 2007, financials stocks experienced a substantial drop in performance: banks suffered as investors became concerned over credit risk on sub-prime residential loans, and REITs gave back most of their fourth quarter 2006 gains as the housing market slowed. Consumer discretionary stocks, especially those in consumer durables and apparel, lagged the Index for the period as investors worried about consumer spending in the face of tighter credit conditions and rising gas prices.

The Mid-Cap Fund, Class A, posted a return of 17.51% over the prior 12 months. The Fund benefited from an overweight to the surging materials area and an underweight to the lagging consumer discretionary sector, although difficult stock selection in the latter mitigated much of the gain. Positive stock selection in industrials and health care boosted returns, while individual securities in utilities detracted. Martingale Asset Management's exposure to price momentum was beneficial, although their bets on companies with high cash flow yield hurt them during the period. Going forward, the portfolio will continue to be broadly diversified across all sectors and will provide exposure to mid cap stocks in the domestic equity stock market.

During the fiscal year, SEI Investments Management Corporation added Quantitative Management Associates as a sub-advisor to the portfolio.

Mid-Cap Fund:

AVERAGE ANNUAL TOTAL RETURN 1

--------------------------------------------------------------------------------
                                  Annualized  Annualized  Annualized  Annualized
                        One Year      3 Year      5 Year     10 Year   Inception
                          Return      Return      Return      Return     to Date
--------------------------------------------------------------------------------
Mid-Cap Fund,
Class A                   17.51%      17.78%      20.82%       9.63%      12.44%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the Mid-Cap Fund, Class A, versus the Russell Mid-Cap Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

           Mid-Cap Fund, Class A          Russell Mid-Cap Index
9/30/97    $100,000                       $100,000
9/30/98      84,590                         93,990
9/30/99      98,573                        112,271
9/30/00     125,325                        147,771
9/30/01     100,774                        114,730
9/30/02      97,408                        104,427
9/30/03     125,579                        138,501
9/30/04     153,495                        166,963
9/30/05     196,704                        208,871
9/30/06     213,424                        228,860
9/30/07     250,794                        269,757

1 For the period ended 9/30/07. Past performance is no indication of future performance. Fund shares were offered beginning 2/16/93. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


--------------------------------------------------------------------------------
18          SEI Institutional Managed Trust / Annual Report / September 30, 2007

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2007

U.S. Managed Volatility Fund

Objective

The U.S. Managed Volatility Fund (the "Fund") invests in common stocks and other equity securities and employs a broad range of investment strategies intended to generate capital appreciation, but with a lower level of volatility than the broad U.S. equity markets.

Strategy

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation ("SIMC"). Each sub-adviser, in managing its portion of the Fund's assets, employs various investment strategies intended to achieve returns similar to that of the broad U.S. equity markets, but with a lower level of volatility over the long-term. The Fund seeks to achieve lower volatility by constructing a portfolio of securities that effectively weights securities based on their total expected risk and return, without regard to market capitalization, industry or tracking error targets relative to the broad market. As such, the Fund is expected to have meaningful differentiations in terms of sector weights and short-term performance relative to broad market indices.

The Fund utilizes Aronson + Johnson + Ortiz and Analytic Investors as sub-advisers, each brings a differentiated investment and risk model.

Analysis

The U.S. Managed Volatility Fund, Class A, returned 16.09% for the fiscal year ended September 30, 2007. The S&P 500 Index returned 16.44% for the fiscal year ended September 30, 2007.

U.S. stocks rallied strongly during the fiscal year returning close to 17% for the one year ending September 30, 2007 as measured by the Russell 3000 Index. Investors were encouraged by strong global economic growth and seemed to adjust well to slowing growth in the U.S. following record double digit growth for multiple prior quarters. The rally came in spite of rising oil prices to above $80 a barrel as well as weakness in housing and ongoing sub-prime fears. The fiscal year started out on a strong note as large cap stocks rallied for the first several months on strong global economic news, low unemployment and a continued torrid pace of merger and acquisition and private equity activity. Investors pushed through a temporary setback in late February when the market fell by 3.5% in a single day. Subprime fears came to a head in late July and early August, when credit markets seized up and spilled over into equity markets sending the broader market down close to 10% from the mid-July peaks to mid-August. This market weakness tended to hit quantitative managers the hardest due to what we believe to be a shift in capital market flows and hedge fund trading. Once again, however, markets regained their footing as global central banks injected liquidity into financial markets, and investors began to price in a 25 basis points or 50 basis points rate cut by the U.S. Federal Reserve. By the end of September, markets were once again approaching new highs.

The energy and materials sectors, within the U.S. market, continued to lead markets as both returned approximately 40% for the fiscal year. Energy rallied on the back of strong oil prices and heightened supply concerns. The financials sector was the significant underperformer; weighed down by subprime fallout. Thrifts and mortgage finance, consumer finance, as well as the large money center banks were among the weakest performers. The fiscal year witnessed the reversal of two significant and long-running trends in the U.S. equity market: the under-performance of growth and the underperformance of megacaps. The Russell 1000 Growth Index outpaced the Russell 1000 Value Index by close to 5% as both stronger growing and more expensive stocks, as measured by P/E, outperformed. Although the largest 10% and 20% of the stock universe performed slightly below the broad market for the entire fiscal year, these stocks staged a sharp comeback starting in the third fiscal quarter.

Given the Fund is not managed against a specific benchmark, we would expect it to vary significantly from the broad market performance on a shorter-term basis. In particular, the Fund generally favors stocks with relatively low beta to the overall equity market, such as utilities and consumer staples, and largely avoids stocks with high beta, such as information technology. We would expect the Fund to have a difficult time keeping up with strongly rallying markets. Given the close to 17% return for the broad market during this period, we are pleased with the portfolio performance. For the fiscal period, being underweight the rallying energy and information technology sectors had a negative impact on portfolio relative performance. However, this was largely offset by the positive impact of an underweight financials and consumer discretionary.

There were no sub-adviser changes during the fiscal year.


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          19

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2007

U.S. Managed Volatility Fund:

AVERAGE ANNUAL TOTAL RETURN 1

--------------------------------------------------------------------------------
                                                                      Annualized
                                                           One Year    Inception
                                                             Return      to Date
--------------------------------------------------------------------------------
U.S. Managed Volatility Fund, Class A                        16.09%       13.18%
--------------------------------------------------------------------------------
U.S. Managed Volatility Fund, Class I                        15.53%       12.70%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $150,000 Investment in the U.S. Managed Volatility Fund, Class A and Class I, versus the S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              U.S. Managed Volatility  U.S. Managed Volatility     S&P 500
              Fund, Class A            Fund, Class I               Index
10/28/04      $150,000                 $150,000                    $150,000
9/30/05        172,385                  171,738                     166,245
9/30/06        185,555                  184,189                     184,183
9/30/07        215,411                  212,794                     214,462

1 For the period ended 9/30/07. Past performance is no indication of future performance. Class I Shares performance for the period prior to 6/29/07 is performance derived from the performance of the Class A Shares. The performance of the Class I Shares may be lower then the performance of the Class A Shares because of different distribution fees paid by Class I shareholders. Class A Shares were offered beginning 10/28/04 and Class I Shares were offered beginning 6/29/07. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


--------------------------------------------------------------------------------
20          SEI Institutional Managed Trust / Annual Report / September 30, 2007

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2007

Global Managed Volatility Fund

Objective

The Global Managed Volatility Fund (the "Fund") invests in common stocks and other equity securities and employs a broad range of investment strategies intended to generate capital appreciation, but with a lower level of volatility than the broad global equity market.

Strategy

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation ("SIMC"). Each sub-adviser, in managing its portion of the Fund's assets, employs various investment strategies intended to achieve returns similar to that of the broad global equity markets, but with a lower level of volatility over the long-term. The Fund seeks to achieve lower volatility by constructing a portfolio of securities that effectively weights securities based on their total expected risk and return, without regard to market capitalization, industry or tracking error targets relative to the broad market. As such, the Fund is expected to have meaningful differentiations in terms of sector weights and short-term performance relative to broad market indices.

The Fund utilizes Acadian Asset Management and Analytic Investors as sub-advisers, each brings a differentiated investment and risk model.

Analysis

The Global Managed Volatility Fund, Class A, returned 9.88% for the fiscal year period ending September 30, 2007. The Morgan Stanley MSCI World Index returned 21.10% for the fiscal year ended September 30, 2007.

Global stocks rallied strongly during the fiscal year returning 18% in U.S. dollar hedged terms as measured by the Morgan Stanley World Index hedged into U.S. dollars for the one year ending September 30, 2007. Investors were encouraged by strong global economic growth and seemed to adjust well to slowing growth in the U.S. following record double digit growth for multiple prior quarters. The rally came in spite of rising oil prices to above $80 a barrel as well as weakness in housing and ongoing sub-prime fears. The fiscal year started out on a strong note as stocks rallied for the first several months on strong global economic news and a continued torrid pace of merger and acquisition and private equity activity. Investors pushed through a temporary setback in late February when the U.S. market fell by 3.5% in a single day. U.S. subprime fears came to a head in late July and early August, when credit markets seized up and spillover into equity markets sent the broad market down sharply from the mid-July peaks to mid-August. This market weakness tended to hit quantitative managers the hardest due to what we believe to be a shift in capital market flows and hedge fund trading. Once again however, markets regained their footing as global central banks injected liquidity into financial markets. The energy and materials sectors, within the global market, continued to lead markets as these sectors returned 36 and 53% respectively. The financials sector was the significant underperformer weighed down by the consumer finance and mortgage finance companies.

Given the Fund is not managed against a specific benchmark, we would expect it to vary significantly from the broad market performance on a shorter-term basis. In particular, the Fund generally favors stocks with relatively low beta to the overall equity market, such as utilities, health care, and consumer staples, and largely avoids stocks with high beta, such as information technology. For the fiscal period, the portfolio suffered from negative sector allocation. In particular, the portfolio was significantly underweight the more cyclical areas of the market including the materials, energy and industrials sectors that rallied sharply during the fiscal year. The positive impact of being underweight the lagging financials sectors helped to mitigate relative losses.

There were no sub-adviser changes during the fiscal year.


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          21

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2007

Global Managed Volatility Fund:

AVERAGE ANNUAL TOTAL RETURN 1

--------------------------------------------------------------------------------
                                                                      Annualized
                                                           One Year    Inception
                                                             Return      to Date
--------------------------------------------------------------------------------
Global Managed Volatility Fund, Class A                       9.88%       11.73%
--------------------------------------------------------------------------------
Global Managed Volatility Fund, Class I                       9.37%       11.18%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the Global Managed Volatility Fund, Class A and Class I, versus the Morgan Stanley MSCI World Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

            Global Managed Volatility    Global Managed Volatility      Morgan Stanley MSCI
            Fund, Class A                Fund, Class I                  World Index
7/27/06     $100,000                     $100,000                       $100,000
9/30/06      103,698                      103,586                        104,901
9/30/07      113,943                      113,292                        127,035

1 For the period ended 9/30/07. Past performance is no indication of future performance. Class I Shares performance for the period prior to 6/29/07 is performance derived from the performance of the Class A Shares. The performance of the Class I Shares may be lower then the performance of the Class A Shares because of different distribution fees paid by Class I shareholders. Class A Shares were offered beginning 7/27/06 and Class I Shares were offered beginning 6/29/07. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


--------------------------------------------------------------------------------
22          SEI Institutional Managed Trust / Annual Report / September 30, 2007

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2007

Real Estate Fund

Objective

The Real Estate Fund (the "Fund") seeks to provide total return including current income and capital appreciation by investing in real estate securities.

Strategy

With respect to this Fund, SEI Investments Management Corporation ("SIMC") employs a multi-manager structure to gain exposure to the entire real estate sector in the U.S. The Fund is non-diversified and expects to hold a small number of securities, thus increasing the importance of each holding. The Fund will invest at least 80% of its net assets in equity securities of real estate investment trusts ("REITs") and real estate operating companies. The Fund is jointly sub-advised by two investment managers. Assets of the Fund are strategically allocated among its two sub-advisors, each of which has a responsibility for stock selection for its respective assets under management.

Through various investment approaches, each sub-adviser contributes a particular expertise or sub-style to the Fund. Security Capital Research and Management integrates research on real estate sub-market analysis with fundamental company analysis to find attractively priced securities. Wellington Management Company utilizes a unique risk/reward relative valuation assessment to identify attractive real estate investments.

Analysis

The Wilshire Real Estate Securities (Full Cap) Index (the "Index") rose 3.87% for the year ending September 30, 2007. The real estate segment of the market experienced a broad based slowdown in spring 2007, with all industries posting a negative return for that period. Two of the largest detractors from the Index's performance during the fiscal year were the apartment and self storage industries, while the regional malls industry was a major contributor. Mall REITs benefited as continuing strong demand for retail space drove rent spreads higher. Apartment REITs suffered due to an inventory glut, as slowing home sales increased vacancy rates.

The Real Estate Fund, Class A, returned 5.49% over the past 12 months. The Fund saw broad based solid performance, besting the benchmark in nine of the twelve sectors. Wellington Management Company had substantial influence on the Fund, adding to returns through stock selection in hotels and an underweight to the lagging apartments industry. The manager's overweight to the outperforming health care area also boosted performance. Security capital saw flat returns for the period, as an overweight to health care was mitigated by difficult stock selection in the office industry.

Real Estate Fund:

AVERAGE ANNUAL TOTAL RETURN 1

--------------------------------------------------------------------------------
                                                          Annualize   Annualized
                                               One Year      3 Year    Inception
                                                 Return      Return      to Date
--------------------------------------------------------------------------------
Real Estate Fund, Class A                         5.49%      21.38%       21.96%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the Real Estate Fund, Class A, versus the Wilshire Real Estate Securities (Full Cap) Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

            Real Estate Fund,           Wilshire Real Estate Securities
            Class A                     (Full Cap) Index
11/13/03    $100,000                    $100,000
9/30/04      120,812                     120,286
9/30/05      157,019                     154,797
9/30/06      204,815                     198,651
9/30/07      216,060                     206,338


1 For the period ended 9/30/07. Past performance is no indication of future performance. Fund shares were offered beginning 11/13/03. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          23

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2007

Enhanced Income Fund

Objective

Using multiple sub-advisers, the Enhanced Income Fund (the "Fund") seeks to provide an enhanced return above LIBOR (London InterBank Offered Rate).

Strategy

The Fund investment strategy focuses on generating absolute return through the management of securities in multiple asset classes, including currency management. The Fund's managers employ security selection to invest in a diversified portfolio of short duration investment grade and non-investment grade fixed-income securities, including bank loans. Active currency management is also utilized to enhance long term performance.

Analysis

Over the last 12 months, the dynamics and performance of the fixed income markets changed dramatically as the severe housing slowdown went from being a subprime mortgage issue to a full blown liquidity and credit crunch. Escalating concerns about the potential negative effects on economic growth and credit conditions prodded the Federal Reserve to cut the Fed Funds rate by 0.50% in September and other central banks to likewise provide vast amount of liquidity to their financial systems. As of September 30, 2007, short term U.S. interest rates were lower by 70 basis points and the U.S. dollar weakened considerably versus other major currencies.

Every major fixed income asset class was negatively affected by the tumult, but especially those associated with residential real estate. Investors went on a buyers strike and refused to purchase anything even remotely associated with mortgage loans. The rating agencies added to the negative mix by downgrading or watch-listing hundreds of deals. The cessation of liquidity spilled to the corporate market, pushing spreads wider by 50 to 150 basis points. Valuations plummeted regardless of quality or structure, causing severe mark-to-markets that forced hedge fund and other levered investors to sell high quality assets (i.e. AAA rated) to meet margin calls and enhance their liquidity. Financial institutions cautiously protected their own balance sheets and balked at providing liquidity to their peers and others. Short term markets effectively ceased functioning, causing LIBOR rates to skyrocket in early September to 5.73% before gradually returning to 5.23% by September 30, 2007. The Enhanced Income Fund, Class A, posted a 2.96% return for the year ended September 30, 2007.

The Fund did not keep pace with LIBOR during the fiscal year. After producing good results in the first 9 months, the Fund's strategy struggled in Q3 2007 with the severe dislocation in the fixed income markets. The enhanced cash strategy was penalized due to its allocation to the structured (asset-backed securities and mortgage-backed securities) and investment grade credit sectors, while the bank loan strategy lagged due to risk-repricing and illiquidity in the market due to forced liquidations by bank loan funds. Unsold inventory on dealers' balance sheets added to the negative technical conditions in the loan market. However, from a fundamental standpoint, the loan market is in good shape with defaults at all-time low levels, ending the year at 0.30%. The currency strategy led the benchmark for the fiscal year; however, some gains were given up in Q3 as the carry trade unwound with higher yielding currencies underperforming lower yielding ones. Winning strategies included a long position in British Pound Sterling, Australian Dollar, and New Zealand Dollar and short positions in Japanese Yen and the Swiss Franc.


--------------------------------------------------------------------------------
24          SEI Institutional Managed Trust / Annual Report / September 30, 2007

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2007

Enhanced Income Fund:

AVERAGE ANNUAL TOTAL RETURN 1

--------------------------------------------------------------------------------
                                                                      Annualized
                                                           One Year    Inception
                                                             Return      to Date
--------------------------------------------------------------------------------
Enhanced Income Fund, Class A                                 2.96%        3.46%
--------------------------------------------------------------------------------
Enhanced Income Fund, Class I                                 2.24%        2.76%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the Enhanced Income Fund, Class A and Class I, versus the 3-Month LIBOR Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

          Enhanced Income    Enhanced Income      3-Month LIBOR
          Fund, Class A      Fund, Class I        Index
7/27/06   $100,000           $100,000             $100,000
9/30/96    101,103            101,002              100,927
9/30/07    104,095            103,265              106,347

1 For the period ended 9/30/07. Past performance is no indication of future performance. Class I Shares performance for the period prior to 6/29/07 is performance derived from the performance of the Class A Shares.The performance of Class I Shares may be lower than the performance of Class A Shares because of different distribution fees paid by Class I shareholders. Class A Shares were offered beginning 7/27/06 and Class I Shares were offered beginning 6/29/07. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          25

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2007

Core Fixed Income Fund

Objective

The Core Fixed Income Fund (the "Fund") seeks to provide current income and preservation of capital.

Strategy

The Fund's investment strategy focuses on sector rotation, both among and within sectors, and issue selection. Risk is principally controlled by explicitly limiting fund interest rate exposure relative to the Lehman Aggregate Bond Index. The Fund's sub-advisers focus on four key areas in determining portfolio structure: duration weighting, term structure, sector allocation and issue selection. While the duration and term structure decision underlie the implementation process, the sub-advisers primarily concentrate on sector and issue selection to add value. In addition, the sub-advisers may engage in currency transactions using futures, foreign currency forward contracts and other derivatives either to seek to hedge the Fund's currency exposure or to enhance the Fund's return. This Fund also allows tactical allocation to high yield and emerging markets debt.

Analysis

The U.S. investment grade bond market returned 5.13% for the fiscal year ended September 30, 2007, as measured by the Lehman Aggregate Bond Index. The Core Fixed Income Fund, Class A, posted a 4.00% return for the same period. Over the last 12 months, two and ten year Treasury yields declined by 0.70% and 0.04% respectively. Yields fell for the majority of the period as investors expected the U.S. Federal Reserve to ease monetary policy. This was exacerbated by the subprime turmoil in 2007 as a flight to quality ensued and liquidity dried up. The surprise 50 basis points easing of the Fed Funds rate (market expectations were for 25 basis points) went a long way in restoring confidence and maneuverability to bond investors. Other central banks helped to calm investors as well by likewise providing vast amounts of liquidity to their financial systems. These shifts in interest rates caused the slope of the yield curve (or the difference between ten year Treasury yields and two year Treasury yields) to steepen by 0.66%.

The behavior of the spread sectors was worse than U.S. Treasuries and all spread sectors underperformed equivalently matched Treasuries during the period. Investors went on a buyers strike and refused to purchase anything even remotely associated with subprime mortgage loans. In a "liquidity squeeze" high quality securities are the easiest investments for investors to sell and that's exactly what drove agency the mortgage-backed securities ("MBS") and commercial mortgage-backed securities ("CMBS") prices lower. The brunt of underperformance took place in the third quarter of 2007 as the so called "contagion" spread to all areas of the market. Corporate bonds suffered as well with liquidity evaporating and the new issue market shutting down. The asset-backed security ("ABS") sector was hurt the most by the higher volatility and repricing of risk with the home equity sub-sector contributing to the majority of underperformance. Throughout most of 2006, spreads for ABS continued to move tighter despite significant new issuance due to unprecedented demand from non traditional investors, including hedge funds and collateralized debt obligations. This reversed in 2007 as the housing market slowed and we saw increased delinquencies and foreclosures.

The Fund's interest rate positioning contributed to performance for the period while sector allocations had an adverse impact. The overall underweight to the corporate sector helped the Fund; however, an allocation to higher beta corporates at the long end of the curve more than offset the sector call. The material overweights to the structured sectors, MBS, CMBS and ABS were the prime reasons for trailing returns versus the benchmark. Security selection, especially in asset-backed sector of the market, also played a significant role in the Fund's negative excess performance.


--------------------------------------------------------------------------------
26          SEI Institutional Managed Trust / Annual Report / September 30, 2007

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2007

Core Fixed Income Fund:

AVERAGE ANNUAL TOTAL RETURN 1

--------------------------------------------------------------------------------
                               Annualized    Annualized  Annualized   Annualized
                      One Year    3 Year        5 Year     10 Year     Inception
                       Return     Return        Return      Return      to Date
--------------------------------------------------------------------------------
Core Fixed Income
Fund, Class A           4.00%      3.48%         4.28%       5.71%        6.87%
--------------------------------------------------------------------------------
Core Fixed Income
Fund, Class I           3.74%      3.22%         4.02%       5.35%        6.43%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the Core Fixed Income Fund, Class A and Class I, versus the Lehman Aggregate Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

            Core Fixed Income  Core Fixed Income    Lehman Aggregate
            Fund, Class A      Fund, Class I        Bond Index
9/30/97     $100,000           $100,000             $100,000
9/30/98      111,420            110,850              111,510
9/30/99      110,350            109,265              111,097
9/30/00      118,042            116,323              118,863
9/30/01      133,387            131,050              134,256
9/30/02      141,244            138,297              145,802
9/30/03      150,608            147,106              153,690
9/30/04      157,205            153,167              159,346
9/30/05      161,654            156,966              163,807
9/30/06      167,473            162,365              169,819
9/30/07      174,172            168,438              178,531

1 For the period ended 9/30/07. Past performance is no indication of future performance. Class I Shares performance for the period prior to 8/6/01 is performance derived from the performance of the Class A Shares.The performance of Class I Shares may be lower than the performance of Class A Shares because of different distribution fees paid by Class I shareholders. Class A Shares were offered beginning 5/1/87 and Class I Shares were offered beginning 8/6/01. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          27

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2007

High Yield Bond Fund

Objective

The investment objective of the High Yield Bond Fund (the "Fund") is to maximize total return by investing primarily in a diversified portfolio of higher yielding, lower rated fixed income securities. The strategy seeks to achieve a high level of total return through sector rotation and security selection.

Strategy

Fund strategy is to identify high yield market sectors and securities that offer investment opportunities through the analysis of macroeconomic, interest rate, industry, and technical factors. Those companies that are best suited to benefit from the identified trends are then selected for investment. Risk is controlled through a high level of diversification, and by performing detailed and ongoing credit analysis on the companies considered and purchased.

Analysis

The Merrill Lynch U.S. High Yield Master II Constrained Index posted a 7.79% return during the 12-month period ending September 30, 2007, as default rates hovered near all-time lows and corporate fundamentals remained in good shape. Cable was the top performing sector with companies gathering more subscribers with their triple-play offering of cable, phone, and internet services. The additional revenue, lower cost of debt, and improving balance sheets has been a positive for the sector. The building and construction sector was the worst performing sector as the housing market weakened during the period primarily due to subprime mortgage concerns. The subprime phenomenon led to slower home sales and weaker financial results for homebuilders. The support services sector was a solid performer led by United Rentals. The company posted good financial results during the period and also agreed to be acquired by a private equity firm. The beverage sector was the second worst performing segment for the period. The sector was dragged down by water and juice producer Le-Natures, whose bonds plummeted more than 85% after it was discovered that the company was involved in fraudulent activities. Moody's U.S. issuer-based default rate continued to trend toward historical lows. The trailing twelve month reading of 1.2% is the lowest since March 1982 when it was 1.0%. The market is anticipating default rates to increase slowly over the next twelve months but to remain below the historical average.

The High Yield Bond Fund, Class A, trailed the index with a 6.72% return for the fiscal year ended September 30, 2007. The Fund's underweight to Williams Companies was a negative for the period as the company outperformed the high yield market due to solid financial results and an asset sale. The Fund's underweight to Charter Communications was a negative as the firm was the top contributor to the index return. The company gathered more subscribers with their triple-play offering of cable, phone, and internet services. The Fund's overweight to Le-Natures was a negative as corporate fraud hammered bond prices. The Fund's exposure to structured credit, such as collateralized debt obligations, was a negative as well. The Fund's exposure to TDS Investor was a positive as the company agreed to merge with Worldspan, sending bonds higher. Finally, the Fund's underweight to building and construction was a positive as the slumping homebuilder sector was a poor performer.


--------------------------------------------------------------------------------
28          SEI Institutional Managed Trust / Annual Report / September 30, 2007

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2007

High Yield Bond Fund:

AVERAGE ANNUAL TOTAL RETURN 1

--------------------------------------------------------------------------------
                                 Annualized  Annualized  Annualized   Annualized
                       One Year      3 Year      5 Year     10 Year    Inception
                         Return      Return      Return      Return      to Date
--------------------------------------------------------------------------------
High Yield Bond Fund,
Class A                   6.72%       6.65%      10.02%       5.52%        7.68%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the High Yield Bond Fund, Class A, versus the Merrill Lynch U.S. High Yield Master II Constrained Index.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

           High Yield Bond           Merrill Lynch U.S. High Yield
           Fund, Class A             Master II Constrained Index
9/30/97    $100,000                  $100,000
9/30/98     102,250                   102,480
9/30/99     105,839                   106,436
9/30/00     105,744                   107,394
9/30/01     100,710                   100,810
9/30/02     106,199                    99,722
9/30/03     127,311                   128,442
9/30/04     141,112                   144,278
9/30/05     150,581                   153,786
9/30/06     160,383                   164,890
9/30/07     171,161                   177,735

1 For the period ended 9/30/07. Past performance is no indication of future performance. Fund shares were offered beginning 1/11/95. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          29

SCHEDULE OF INVESTMENTS

Large Cap Value Fund

September 30, 2007
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS# (UNAUDITED):

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

28.8%  Financials
12.0%  Energy
10.8%  Short-Term Investments
 8.5%  Consumer Discretionary
 8.4%  Industrials
 6.5%  Health Care
 6.2%  Consumer Staples
 6.2%  Telecommunication Services
 4.7%  Utilities
 4.1%  Materials
 3.7%  Information Technology
 0.1%  Asset-Backed Security
 0.0%  U.S. Treasury Obligation

#Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 7).

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK+++ -- 98.7%

CONSUMER DISCRETIONARY -- 9.5%
   Apollo Group, Cl A (B)*                               56,400   $       3,392
   Autoliv                                              126,100           7,534
   Barnes & Noble                                        94,200           3,322
   Big Lots (B)*                                         97,900           2,921
   Black & Decker (B)                                    53,100           4,423
   BorgWarner                                            27,500           2,517
   Brinker International                                269,600           7,398
   Cablevision Systems, Cl A (B)*                        62,500           2,184
   Carnival (B)                                          31,900           1,545
   CBS, Cl B (B)                                        478,700          15,079
   Centex (B)                                            99,700           2,649
   Central European Media
     Entertainment, Cl A*                                 1,400             128
   Clear Channel Communications                          19,200             719
   Coach*                                                93,800           4,434
   Comcast, Cl A (B)*                                   711,400          17,202
   DaimlerChrysler                                       28,100           2,816
   Darden Restaurants                                    96,200           4,027
   Dick's Sporting Goods (B)*                            43,000           2,887
   Dillard's, Cl A (B)                                   12,300             269
   Discovery Holding, Cl A*                              38,600           1,114
   Dollar Tree Stores*                                  110,600           4,484
   DreamWorks Animation SKG, Cl A*                        4,000             134
   Eastman Kodak (B)                                    172,400           4,613
   Expedia (B)*                                          56,600           1,804
   Ford Motor (B)                                       379,200           3,219
   Fortune Brands (B)                                    51,800           4,221
   Gannett                                              111,300           4,864
   General Motors (B)                                   342,200          12,559
   Genuine Parts                                         14,500             725
   Getty Images*                                          7,500             209
   Goodyear Tire & Rubber*                              107,700           3,275
   Harrah's Entertainment                                11,400             991
   Hasbro (B)                                           463,300          12,917
   Home Depot                                           347,000          11,257

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   IAC/InterActive (B)*                                  54,000   $       1,602
   Idearc                                               138,955           4,373
   Interpublic Group (B)*                               163,900           1,701
   J.C. Penney                                           31,500           1,996
   Jarden (B)*                                           11,600             359
   Johnson Controls (B)                                  24,600           2,906
   Jones Apparel Group (B)                              101,400           2,143
   KB Home (B)                                          142,200           3,564
   Kohl's*                                               27,500           1,577
   Lennar, Cl A (B)                                      44,400           1,006
   Liberty Global, Cl A (B)*                            110,700           4,541
   Liberty Media Holding-Capital, Ser A*                 43,100           5,380
   Liberty Media Holding-Interactive,
     Cl A*                                               44,000             845
   Limited Brands (B)                                    47,700           1,092
   Liz Claiborne (B)                                      3,400             117
   Macy's                                               312,700          10,106
   Magna International, Cl A                             51,500           4,960
   Mattel                                               548,900          12,877
   McDonald's                                           496,300          27,033
   MDC Holdings (B)                                       2,700             111
   Mohawk Industries (B)*                                12,700           1,033
   New York Times, Cl A (B)                               5,700             113
   Newell Rubbermaid                                     37,900           1,092
   News, Cl A                                           222,700           4,897
   Nike, Cl B (B)                                        47,100           2,763
   NVR (B)*                                               1,200             564
   OfficeMax                                             12,200             418
   Pulte Homes                                          127,900           1,741
   R.H. Donnelley (B)*                                   33,300           1,865
   RadioShack (B)                                        31,000             640
   Royal Caribbean Cruises                               18,600             726
   Ryland Group                                             500              11
   Saks (B)                                              16,700             286
   Sears Holdings*                                        6,200             789
   Service International                                 95,600           1,233
   Shaw Communications, Cl B*                           242,200           6,016
   Sherwin-Williams                                      58,400           3,837
   Snap-On                                               24,000           1,189
   Stanley Works                                         39,397           2,211
   Starwood Hotels & Resorts Worldwide                   42,100           2,558
   Station Casinos                                       12,100           1,059
   Target (B)                                            39,900           2,536
   Time Warner                                        2,070,100          38,007
   Time Warner Cable, Cl A*                               5,800             190
   Tribune                                              100,689           2,751
   Under Armour, Cl A (B)*                               49,400           2,955
   VF                                                   113,600           9,173
   Walt Disney                                          293,000          10,076
   Wendy's International                                 28,200             984
   Whirlpool (B)                                         42,800           3,814
   Wyndham Worldwide                                      5,900             193
                                                                  --------------
                                                                        345,841
                                                                  --------------


--------------------------------------------------------------------------------
30          SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
CONSUMER STAPLES -- 6.9%
   Alberto-Culver (B)                                    45,300   $       1,123
   Altria Group                                         295,800          20,567
   Anheuser-Busch                                        15,600             780
   Archer-Daniels-Midland                                13,000             430
   Avon Products                                          4,000             150
   Bunge (B)                                             50,600           5,437
   Campbell Soup                                         15,300             566
   Coca-Cola                                            156,900           9,017
   Coca-Cola Enterprises                                256,800           6,220
   Colgate-Palmolive                                     63,300           4,514
   ConAgra Foods                                        601,200          15,709
   Corn Products International                           22,900           1,050
   Costco Wholesale (B)                                   3,200             196
   Dean Foods                                            12,700             325
   Del Monte Foods                                      368,100           3,865
   Energizer Holdings (B)*                                4,400             488
   General Mills                                        125,700           7,292
   HJ Heinz                                              48,000           2,218
   JM Smucker                                            25,400           1,357
   Kellogg                                                4,400             246
   Kimberly-Clark                                       157,400          11,059
   Kraft Foods, Cl A                                    180,460           6,228
   Kroger                                               598,100          17,058
   Loews - Carolina                                      29,100           2,393
   Molson Coors Brewing, Cl B (B)                        87,900           8,761
   Pepsi Bottling Group                                 123,100           4,576
   PepsiCo                                               89,300           6,542
   Procter & Gamble                                     910,600          64,052
   Reynolds American (B)                                190,700          12,127
   Safeway (B)                                          419,827          13,900
   Sara Lee                                             228,900           3,820
   Supervalu                                            157,045           6,126
   Tyson Foods, Cl A                                    204,200           3,645
   UST (B)                                               70,400           3,492
   Wal-Mart Stores                                       52,000           2,270
   WM Wrigley Jr.                                        57,400           3,687
                                                                  --------------
                                                                        251,286
                                                                  --------------
ENERGY -- 13.4%
   Anadarko Petroleum                                   100,200           5,386
   Apache                                                51,200           4,611
   Baker Hughes                                          31,700           2,865
   BP ADR                                                16,700           1,158
   Chevron                                            1,197,700         112,081
   ConocoPhillips                                       688,093          60,394
   Devon Energy                                           7,600             632
   ENSCO International                                    2,300             129
   EOG Resources                                          1,900             137
   Exxon Mobil                                        2,279,800         211,018
   Forest Oil*                                            8,600             370
   Frontier Oil                                           1,900              79
   Helmerich & Payne                                     17,100             561

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Hess                                                  61,500   $       4,092
   Holly                                                 74,000           4,427
   Marathon Oil                                         733,400          41,819
   Noble Energy                                         112,300           7,866
   Occidental Petroleum                                 153,700           9,849
   Overseas Shipholding Group                               800              62
   Patterson-UTI Energy                                 155,800           3,516
   Pogo Producing                                         2,900             154
   SEACOR Holdings*                                       2,400             228
   Sunoco                                               115,700           8,189
   Teekay Shipping                                        3,100             182
   Tidewater                                              6,200             390
   Valero Energy                                        139,800           9,392
   Western Refining                                       2,600             106
   Williams                                              12,300             419
                                                                  --------------
                                                                        490,112
                                                                  --------------
FINANCIALS -- 31.7%
   A.G. Edwards                                           6,700             561
   ACE                                                   74,800           4,531
   Alleghany*                                             3,150           1,279
   Allied Capital (B)                                    31,400             923
   Allied World Assurance Holdings                        3,200             166
   Allstate                                             526,400          30,105
   AMB Property+                                          2,100             126
   AMBAC Financial Group (B)                             21,000           1,321
   American Capital Strategies (B)                       71,000           3,034
   American Financial Group                              40,900           1,166
   American International Group (B)                   1,120,900          75,829
   Ameriprise Financial                                  26,700           1,685
   Annaly Capital Management+                            42,800             682
   AON (B)                                              148,200           6,641
   Apartment Investment &
     Management, Cl A+                                   24,900           1,124
   Arch Capital Group*                                    1,800             134
   Archstone-Smith Trust+                                 9,900             595
   Arthur J. Gallagher                                   14,700             426
   Assurant                                             160,800           8,603
   Astoria Financial                                    108,300           2,873
   AvalonBay Communities+ (B)                            17,700           2,090
   Axis Capital Holdings                                128,100           4,984
   Bank of America                                    2,472,650         124,300
   Bank of New York Mellon                               67,422           2,976
   BB&T                                                 425,300          17,178
   Bear Stearns (B)                                      31,400           3,856
   BlackRock                                                400              69
   Boston Properties+                                    23,400           2,431
   BRE Properties, Cl A+ (B)                             15,100             844
   Brookfield Asset Management, Cl A*                   104,600           4,027
   Chubb                                                353,600          18,967
   CIT Group                                            293,100          11,783
   Citigroup                                          2,637,700         123,101
   City National                                          3,400             236


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          31

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   CME Group                                              5,700   $       3,348
   Comerica                                             332,500          17,051
   Countrywide Financial (B)                            333,200           6,334
   Credicorp                                              6,600             447
   Developers Diversified Realty+ (B)                     3,400             190
   Discover Financial Services*                         109,200           2,271
   Douglas Emmett+                                        5,000             124
   Duke Realty+                                          17,300             585
   Eaton Vance                                           93,600           3,740
   Equity Residential+ (B)                               16,200             686
   Essex Property Trust+                                    800              94
   Everest Re Group                                      99,200          10,936
   Fannie Mae                                           332,300          20,207
   Federal Realty Investment Trust+                       1,300             115
   Fidelity National Financial, Cl A                    178,204           3,115
   First American                                        14,900             546
   First Horizon National (B)                            68,600           1,829
   Franklin Resources                                    54,800           6,987
   Freddie Mac                                          219,300          12,941
   General Growth Properties+                             4,900             263
   Genworth Financial, Cl A                             211,800           6,509
   Goldman Sachs Group                                  104,400          22,628
   Hanover Insurance Group                               28,000           1,237
   Hartford Financial Services Group                    188,900          17,483
   HCP+ (B)                                              72,500           2,405
   Health Care+ (B)                                      12,800             566
   Hospitality Properties Trust+ (B)                     87,700           3,565
   Host Hotels & Resorts+ (B)                            49,760           1,117
   IndyMac Bancorp (B)                                  102,900           2,429
   iStar Financial+ (B)                                  76,000           2,583
   Janus Capital Group (B)                              112,300           3,176
   Jones Lang LaSalle                                    47,700           4,902
   JPMorgan Chase                                     2,019,828          92,548
   Keycorp (B)                                          490,500          15,858
   Kimco Realty+                                          7,715             349
   Legg Mason                                            35,800           3,018
   Lehman Brothers Holdings (B)                         154,600           9,543
   Leucadia National                                      6,900             333
   Lincoln National                                     135,267           8,924
   Loews                                                340,400          16,458
   M&T Bank                                               3,200             331
   Markel*                                                5,700           2,759
   Marsh & McLennan (B)                                  18,400             469
   MBIA (B)                                              93,900           5,733
   Merrill Lynch (B)                                    521,500          37,172
   Metlife (B)                                          100,100           6,980
   MGIC Investment (B)                                   78,700           2,543
   Moody's (B)                                           37,900           1,910
   Morgan Stanley                                       563,900          35,526
   National City                                        603,200          15,134
   Nationwide Financial Services, Cl A                  132,400           7,126
   Old Republic International                           266,400           4,992
   Philadelphia Consolidated Holding*                     2,200              91

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Plum Creek Timber+ (B)                                 7,300   $         327
   PMI Group (B)                                        169,500           5,543
   PNC Financial Services Group                         115,255           7,849
   Popular (B)                                          111,000           1,363
   Principal Financial Group                            103,200           6,511
   Prologis+                                              3,400             226
   Prudential Financial                                  90,800           8,860
   Regency Centers+                                       6,200             476
   Regions Financial                                    522,184          15,394
   Reinsurance Group of America                           7,800             442
   Safeco                                               173,700          10,634
   Simon Property Group+ (B)                              2,200             220
   SL Green Realty+ (B)                                   1,166             136
   Sovereign Bancorp                                     20,800             354
   Sunstone Hotel Investors+                             95,800           2,456
   SunTrust Banks (B)                                   198,100          14,990
   Taubman Centers+                                      10,400             569
   Torchmark                                              3,700             231
   Travelers                                            699,600          35,218
   UnionBanCal                                           70,800           4,135
   UnumProvident (B)                                    257,000           6,289
   US Bancorp                                         1,357,600          44,163
   Valley National Bancorp (B)                           19,819             440
   Vornado Realty Trust+ (B)                             20,100           2,198
   Wachovia                                             701,697          35,190
   Washington Mutual (B)                                869,000          30,684
   Wells Fargo                                          863,800          30,768
   White Mountains Insurance Group                          800             416
   XL Capital, Cl A (B)                                  42,500           3,366
   Zions Bancorporation                                   3,000             206
                                                                  --------------
                                                                      1,156,506
                                                                  --------------
HEALTH CARE -- 7.2%
   Aetna                                                 98,200           5,329
   Alcon (B)                                             16,700           2,404
   AmerisourceBergen                                    162,900           7,384
   Amgen*                                               194,100          10,980
   Bausch & Lomb                                         13,100             839
   Beckman Coulter                                        1,800             133
   Becton Dickinson (B)                                  40,300           3,307
   Boston Scientific*                                    98,000           1,367
   Cardinal Health                                       73,200           4,577
   Celgene (B)*                                          39,800           2,838
   Charles River Laboratories
     International*                                       3,100             174
   Cigna                                                171,800           9,155
   Covidien*                                             46,850           1,944
   Eli Lilly                                             32,200           1,833
   Forest Laboratories*                                  89,200           3,326
   Genentech*                                            29,000           2,263
   Gilead Sciences*                                      83,400           3,409
   Hillenbrand Industries                                11,300             622
   Invitrogen (B)*                                       55,200           4,512


--------------------------------------------------------------------------------
32          SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Johnson & Johnson                                    480,500   $      31,569
   Kinetic Concepts*                                      4,700             265
   King Pharmaceuticals*                                193,800           2,271
   Laboratory of America Holdings (B)*                   35,600           2,785
   McKesson                                               2,500             147
   Merck                                                531,400          27,468
   Mylan Laboratories                                   192,300           3,069
   PerkinElmer                                           31,300             914
   Pfizer                                             4,012,200          98,018
   PharMerica (B)*                                        4,093              61
   Schering-Plough                                       95,100           3,008
   Tenet Healthcare (B)*                                396,700           1,333
   Thermo Fisher Scientific*                             70,500           4,069
   UnitedHealth Group                                    45,700           2,213
   Watson Pharmaceuticals*                                6,800             220
   WellPoint*                                            19,400           1,531
   Wyeth                                                364,900          16,256
                                                                  --------------
                                                                        261,593
                                                                  --------------
INDUSTRIALS -- 9.3%
   3M                                                    71,900           6,728
   AGCO (B)*                                             20,200           1,025
   Alexander & Baldwin                                    5,600             281
   Allied Waste Industries (B)*                          19,400             247
   Avis Budget Group*                                    20,300             465
   Boeing                                                73,900           7,759
   Burlington Northern Santa Fe                           5,800             471
   Caterpillar                                          113,800           8,925
   ChoicePoint (B)*                                      98,100           3,720
   Cooper Industries, Cl A                               14,200             726
   CSX                                                   38,900           1,662
   Cummins                                               59,700           7,635
   Deere                                                 83,300          12,363
   DRS Technologies                                       2,500             138
   Dun & Bradstreet                                      40,000           3,944
   Eaton                                                139,700          13,836
   FedEx                                                  2,400             251
   General Dynamics                                      34,200           2,889
   General Electric                                   3,315,200         137,249
   Harsco                                               114,000           6,757
   Honeywell International                              135,800           8,076
   Illinois Tool Works                                    8,000             477
   Ingersoll-Rand, Cl A                                 272,700          14,854
   Kansas City Southern (B)*                              3,800             122
   Kennametal                                             3,800             319
   L-3 Communications Holdings                           48,400           4,944
   Laidlaw International                                 12,300             433
   Lennox International (B)                              31,800           1,075
   Lockheed Martin                                       30,600           3,320
   Masco (B)                                            347,300           8,047
   Norfolk Southern                                      98,100           5,092
   Northrop Grumman                                     282,300          22,019

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Northwest Airlines*                                    7,700   $         137
   Owens Corning (B)*                                     9,300             233
   Pall                                                   7,700             300
   Parker Hannifin (B)                                  109,900          12,290
   Raytheon                                             132,500           8,456
   RR Donnelley & Sons                                   22,100             808
   Ryder System                                          93,100           4,562
   Shaw Group*                                            1,300              76
   SPX                                                   66,400           6,146
   Teleflex                                               3,900             304
   Tyco International                                    54,450           2,414
   UAL (B)*                                               6,000             279
   Union Pacific                                         18,800           2,126
   United Parcel Service, Cl B                           66,000           4,957
   United Rentals*                                       11,200             360
   United Technologies                                  123,200           9,915
   WW Grainger (B)                                        4,900             447
                                                                  --------------
                                                                        339,659
                                                                  --------------
INFORMATION TECHNOLOGY -- 4.1%
   ADC Telecommunications*                                6,800             133
   Adobe Systems (B)*                                    60,500           2,641
   Apple*                                                28,300           4,345
   Applied Materials (B)                                188,800           3,908
   Arrow Electronics*                                   104,800           4,456
   Avaya*                                                30,400             516
   Avnet (B)*                                           250,400           9,981
   CA (B)                                                12,100             311
   Cadence Design Systems*                               20,100             446
   Ceridian*                                              8,500             295
   Citrix Systems*                                       59,500           2,399
   Cognizant Technology Solutions,
     Cl A*                                               27,200           2,170
   Computer Sciences*                                   134,500           7,519
   Compuware (B)*                                       123,000             986
   Convergys*                                           178,600           3,100
   eBay*                                                 75,500           2,946
   Electronic Arts*                                      39,400           2,206
   Electronic Data Systems                              133,900           2,924
   Fair Isaac                                            96,600           3,488
   Fidelity National Information Services                 9,085             403
   Fiserv*                                               73,100           3,718
   Google, Cl A*                                          6,000           3,404
   Hewitt Associates, Cl A*                              14,600             512
   Hewlett-Packard                                      175,700           8,748
   Ingram Micro, Cl A*                                   83,200           1,632
   Intel                                                125,600           3,248
   International Business Machines (B)                  124,600          14,678
   Juniper Networks (B)*                                165,600           6,063
   Lexmark International, Cl A*                           3,700             154
   Microsoft                                            163,200           4,808
   Motorola                                             223,800           4,147


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          33

SCHEDULE OF INVESTMENTS

Large Cap Value Fund (Concluded)

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   NCR*                                                  18,200   $         906
   Novellus Systems*                                     14,800             403
   Nvidia*                                               70,000           2,537
   Oracle*                                              226,900           4,912
   Sanmina-SCI*                                         634,300           1,345
   Seagate Technology                                   279,700           7,155
   Solectron (B)*                                       596,600           2,327
   Symantec (B)*                                        251,300           4,870
   Tech Data (B)*                                        63,700           2,556
   Tektronix                                            163,900           4,547
   Tyco Electronics*                                     52,750           1,869
   Vishay Intertechnology (B)*                          143,200           1,866
   Western Digital*                                     119,900           3,036
   Xerox*                                               283,400           4,914
                                                                  --------------
                                                                        149,528
                                                                  --------------
MATERIALS -- 4.5%
   Alcan                                                 35,040           3,507
   Alcoa                                                301,500          11,795
   Ashland                                               52,400           3,155
   Bemis                                                  3,400              99
   Cabot                                                 13,500             480
   Celanese, Ser A                                       31,200           1,216
   Chemtura                                              12,700             113
   Domtar*                                               90,100             739
   Dow Chemical                                         572,700          24,660
   E.I. Du Pont de Nemours (B)                          135,300           6,706
   Eastman Chemical                                      86,100           5,745
   FMC                                                   10,400             541
   Freeport-McMoRan Copper & Gold, Cl B (B)               8,755             918
   Huntsman                                               6,600             175
   International Flavors & Fragrances                    12,200             645
   International Paper (B)                              447,400          16,048
   Lubrizol                                             164,700          10,715
   Lyondell Chemical                                     37,900           1,757
   MeadWestvaco                                          17,200             508
   Mosaic*                                               44,100           2,360
   Nova Chemicals                                        65,500           2,528
   Nucor                                                251,400          14,951
   Owens-Illinois*                                        4,000             166
   PPG Industries                                       138,400          10,456
   Reliance Steel & Aluminum                              8,300             469
   Rohm & Haas (B)                                      108,800           6,057
   RPM International                                      4,500             108
   Scotts Miracle-Gro, Cl A                              11,100             475
   Sealed Air (B)                                        24,000             613
   Sigma-Aldrich                                          6,900             336
   Smurfit-Stone Container*                             237,700           2,776
   Sonoco Products                                      108,700           3,281
   Southern Copper (B)                                   61,900           7,665
   Steel Dynamics (B)                                    89,700           4,189

--------------------------------------------------------------------------------
                                                                   Market Value
   Description                                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Temple-Inland                                         20,600   $       1,084
   United States Steel                                   92,000           9,747
   Valspar                                               74,900           2,038
   Weyerhaeuser                                          90,600           6,550
                                                                  --------------
                                                                        165,371
                                                                  --------------
TELECOMMUNICATION SERVICES -- 6.9%
   Alltel                                                46,800           3,261
   AT&T                                               3,119,244         131,975
   CenturyTel                                           249,300          11,523
   Citizens Communications (B)                           94,600           1,355
   Embarq                                                19,300           1,073
   Sprint Nextel                                      1,089,550          20,701
   Telephone & Data Systems                              33,300           2,223
   Verizon Communications                             1,652,200          73,159
   Vodafone Group ADR (B)                                91,400           3,318
   Windstream                                           139,026           1,963
                                                                  --------------
                                                                        250,551
                                                                  --------------
UTILITIES -- 5.2%
   Alliant Energy                                       116,300           4,457
   Ameren (B)                                            97,700           5,129
   American Electric Power                              370,300          17,063
   Atmos Energy                                          35,900           1,017
   CMS Energy (B)                                        36,700             617
   Consolidated Edison (B)                               15,400             713
   Constellation Energy Group                            69,700           5,980
   Dominion Resources                                     9,400             792
   DTE Energy (B)                                        96,600           4,679
   Duke Energy                                           13,448             251
   Dynegy, Cl A*                                         82,200             760
   Edison International                                  91,100           5,052
   Energen                                              137,500           7,854
   Entergy                                              145,600          15,767
   Equitable Resources                                   10,600             550
   Exelon                                               107,800           8,124
   FirstEnergy                                          347,400          22,004
   FPL Group                                             91,700           5,583
   MDU Resources Group                                   15,200             423
   Mirant (B)*                                           38,500           1,566
   National Fuel Gas                                     30,100           1,409
   NiSource                                              32,300             618
   Northeast Utilities                                  102,800           2,937
   NRG Energy (B)*                                       33,300           1,408
   NSTAR                                                 33,400           1,163
   OGE Energy                                             4,900             162
   Oneok                                                 92,200           4,370
   Pepco Holdings                                       188,700           5,110
   PG&E (B)                                             271,800          12,992
   Pinnacle West Capital (B)                            204,000           8,060
   PPL                                                   21,600           1,000
   Progress Energy (B)                                  125,200           5,866


--------------------------------------------------------------------------------
34          SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                             Shares/Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Public Service Enterprise Group                      112,700   $       9,917
   Puget Energy                                          60,900           1,490
   Questar                                                3,700             194
   Reliant Energy*                                      292,300           7,483
   Sempra Energy                                         40,300           2,342
   Sierra Pacific Resources*                              5,300              83
   Southern (B)                                          40,000           1,451
   TECO Energy                                            7,600             125
   TXU                                                    7,900             541
   UGI                                                   12,200             317
   Wisconsin Energy                                      90,700           4,084
   Xcel Energy                                          339,900           7,322
                                                                  --------------
                                                                        188,825
                                                                  --------------
Total Common Stock
   (Cost $2,791,275) ($ Thousands)                                    3,599,272
                                                                  --------------
CORPORATE OBLIGATION (C) (E) -- 0.2%

FINANCIALS -- 0.2%
   SLM EXL, Ser S
      5.763%, 10/15/07                           $        6,762           6,762
                                                                  --------------
Total Corporate Obligation
   (Cost $6,762) ($ Thousands)                                            6,762
                                                                  --------------
ASSET-BACKED SECURITY (C) (E) (F) -- 0.1%

MORTGAGE RELATED SECURITY -- 0.1%
   Duke Funding, Ser 2004-6B, Cl A1S1
      5.430%, 10/09/07                                    4,610           4,610
                                                                  --------------
Total Asset-Backed Security
   (Cost $4,610) ($ Thousands)                                            4,610
                                                                  --------------
CASH EQUIVALENTS**++ -- 12.0%
   SEI Daily Income Trust,
      Prime Obligation Fund,
      Cl A, 5.350%                                   44,716,432          44,716
   SEI Liquidity Fund LP, 5.367% (C)                391,380,868         391,381
                                                                  --------------
Total Cash Equivalents
   (Cost $436,097) ($ Thousands)                                        436,097

                                                                  --------------
U.S. TREASURY OBLIGATION (A) (D) -- 0.1%
   U.S. Treasury Bills
      3.939%, 11/23/07                                    2,020           2,009
                                                                  --------------
Total U.S. Treasury Obligation
   (Cost $2,009) ($ Thousands)                                            2,009
                                                                  --------------
Total Investments -- 111.1%
   (Cost $3,240,753) ($ Thousands)                                $   4,048,750
                                                                  ==============

A summary of the open futures contracts held by the Fund at September 30, 2007, is as follows (see Note 2 in Notes to Financial Statements):

--------------------------------------------------------------------------------
                                         NUMBER OF                   UNREALIZED
TYPE OF                                  CONTRACTS   EXPIRATION    APPRECIATION
CONTRACT                              LONG (SHORT)         DATE   ($ THOUSANDS)
--------------------------------------------------------------------------------

S&P 500 Composite Index                         71     Dec-2007           $ 842
                                                                          =====

Percentages are based on Net Assets of $3,645,192 ($ Thousands).

*     Non-Income Producing Security.

**    Rate shown is the 7-day effective yield as of September 30, 2007.

+++ Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

+     Real Estate Investment Trust.

++    Investment in Affiliated Security (see Note 3).

(A) Security, or portion thereof, has been pledged as collateral on open futures contracts.

(B) This security or a partial position of this security is on loan at September 30, 2007 (see Note 7). The total market value of securities on loan at September 30, 2007 was $390,549 ($ Thousands).

(C) This security was purchased with cash collateral held from securities on loan (see Note 7). The total market value of such securities as of September 30, 2007 was $402,753 ($ Thousands).

(D)   The rate reported is the effective yield at time of purchase.

(E) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2007.

(F) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

ADR -- American Depositary Receipt
Cl -- Class
EXL -- Extendable Maturity
LP -- Limited Partnership
Ser -- Series

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          35

SCHEDULE OF INVESTMENTS

Large Cap Growth Fund

September 30, 2007

--------------------------------------------------------------------------------

SECTOR WEIGHTINGS# (UNAUDITED):

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

25.4%   Information Technology
14.1%   Health Care
12.8%   Short-Term Investments
11.5%   Consumer Discretionary
10.1%   Consumer Staples
 7.4%   Energy
 7.1%   Industrials
 6.6%   Financials
 2.2%   Materials
 1.8%   Telecommunication Services
 0.8%   Utilities
 0.1%   Asset-Backed Security
 0.1%   U.S. Treasury Obligation

#Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 7).

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK+++ -- 96.9%

CONSUMER DISCRETIONARY -- 12.8%
   Abercrombie & Fitch, Cl A                              2,000   $         161
   Advance Auto Parts                                     4,300             144
   Amazon.com*                                           47,400           4,415
   American Eagle Outfitters                             38,550           1,014
   AnnTaylor Stores (B)*                                109,800           3,477
   Autozone*                                             20,569           2,389
   Bed Bath & Beyond*                                       700              24
   Best Buy (B)                                          97,600           4,492
   Big Lots*                                             46,300           1,382
   BorgWarner                                             1,900             174
   Brinker International (B)                            176,337           4,839
   Cablevision Systems, Cl A*                            54,346           1,899
   Career Education*                                     43,500           1,218
   Carmax*                                               64,100           1,303
   Carnival                                               3,300             160
   CBS, Cl B (B)                                         14,663             462
   Central European Media Entertainment,
      Cl A*                                               6,600             605
   Clear Channel Communications                          19,300             723
   Coach*                                               178,041           8,416
   Comcast, Cl A*                                       173,714           4,200
   CROCS*                                                41,300           2,777
   Darden Restaurants                                    61,859           2,589
   Dick's Sporting Goods*                                 8,100             544
   DIRECTV Group*                                       321,200           7,799
   Discovery Holding, Cl A*                              78,400           2,262
   Dollar Tree Stores*                                   33,689           1,366
   Dow Jones                                             15,100             901
   DreamWorks Animation SKG, Cl A*                        4,500             150
   EchoStar Communications, Cl A*                        72,100           3,375
   Family Dollar Stores                                   6,300             167
   Fortune Brands                                       166,490          13,567
   GameStop, Cl A*                                       45,400           2,558
   Garmin                                                 2,400             287
   Gentex (B)                                           144,200           3,092

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Goodyear Tire & Rubber*                              181,700   $       5,526
   Guess?                                                33,800           1,657
   Gymboree*                                             33,000           1,163
   Hanesbrands*                                         113,300           3,179
   Harley-Davidson (B)                                   60,731           2,806
   Harman International Industries                       16,000           1,384
   Harrah's Entertainment                                22,800           1,982
   Hasbro                                                33,900             945
   Hilton Hotels                                         12,217             568
   Home Depot                                           469,421          15,228
   IAC/InterActive (B)*                                 101,567           3,014
   International Game Technology                        780,300          33,631
   Interpublic Group*                                   112,600           1,169
   ITT Educational Services*                             45,080           5,486
   J.C. Penney                                           81,934           5,192
   Jarden*                                               14,600             452
   John Wiley & Sons, Cl A                                8,400             377
   Johnson Controls                                      27,000           3,189
   Kohl's*                                               52,610           3,016
   Lamar Advertising, Cl A (B)                          182,774           8,950
   Liberty Global, Cl A*                                118,582           4,864
   Liberty Media Holding-Interactive,
      Cl A*                                              42,600             818
   Lowe's (B)                                           613,412          17,188
   Macy's                                                34,700           1,122
   Marriott International, Cl A                          53,484           2,325
   Mattel                                                86,800           2,036
   McDonald's                                           328,600          17,899
   McGraw-Hill                                          444,623          22,636
   Meredith                                              23,300           1,335
   MGM Mirage*                                          363,900          32,547
   Midas*                                                 6,100             115
   Morgans Hotel Group*                                  12,600             274
   Newell Rubbermaid                                    183,916           5,300
   News, Cl A                                           190,384           4,187
   Nike, Cl B (B)                                       257,000          15,076
   Nordstrom                                             27,900           1,308
   Nutri/System (B)*                                     60,100           2,818
   NVR (B)*                                               2,500           1,176
   Office Depot*                                         44,700             922
   OfficeMax                                              4,600             158
   Omnicom Group                                         60,728           2,920
   Orient-Express Hotels, Cl A                           12,900             661
   Penn National Gaming*                                  7,300             431
   PetSmart                                               5,100             163
   Phillips-Van Heusen                                   11,200             588
   Polo Ralph Lauren                                     38,221           2,972
   RadioShack                                            88,600           1,830
   Regal Entertainment Group, Cl A                        6,400             140
   Rent-A-Center*                                        12,729             231
   Reuters Group ADR (B)*                               210,000          16,645
   Ross Stores                                           22,800             585
   Saks                                                  71,400           1,225


--------------------------------------------------------------------------------
36          SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Sherwin-Williams                                      23,800   $       1,564
   Staples (B)                                        1,350,000          29,012
   Starbucks (B)*                                       286,750           7,513
   Station Casinos                                       17,300           1,513
   Steven Madden                                         12,300             233
   Target (B)                                           169,959          10,804
   Tiffany                                               34,400           1,801
   Tim Hortons                                           29,303           1,021
   Time Warner                                          134,938           2,477
   Time Warner Cable, Cl A*                               7,600             249
   TJX (B)                                               29,400             855
   Urban Outfitters*                                     45,000             981
   Viacom, Cl B*                                        294,861          11,491
   WABCO Holdings*                                        5,033             235
   Walt Disney                                          209,683           7,211
   Warnaco Group*                                        16,100             629
   Weight Watchers International                        473,800          27,272
   Wendy's International                                  1,098              38
   Whirlpool                                              1,900             169
   Williams-Sonoma (B)                                  195,220           6,368
   Wyndham Worldwide                                     11,700             383
   Wynn Resorts (B)                                      21,100           3,325
   Yum! Brands                                          202,008           6,834
                                                                  --------------
                                                                        466,318
                                                                  --------------
CONSUMER STAPLES -- 11.2%
   Alberto-Culver                                         9,300             231
   Altria Group                                         290,318          20,186
   Anheuser-Busch                                       110,052           5,502
   Archer-Daniels-Midland                                25,900             857
   Avon Products                                         51,300           1,925
   Campbell Soup                                         43,401           1,606
   Church & Dwight                                       46,200           2,173
   Clorox                                                   200              12
   Coca-Cola                                            669,317          38,466
   Colgate-Palmolive                                    188,967          13,477
   Costco Wholesale (B)                                 279,780          17,170
   CVS                                                  723,231          28,662
   Energizer Holdings*                                   26,300           2,915
   Estee Lauder, Cl A                                    26,500           1,125
   General Mills                                         43,300           2,512
   Herbalife                                             12,900             586
   HJ Heinz                                              69,400           3,206
   Kellogg                                                8,500             476
   Kimberly-Clark                                        95,002           6,675
   Kraft Foods, Cl A                                    213,730           7,376
   Kroger                                               244,100           6,962
   Loews - Carolina                                      16,400           1,349
   McCormick                                             10,300             370
   NBTY*                                                 35,100           1,425
   Pepsi Bottling Group                                  41,953           1,559

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   PepsiCo                                              815,174   $      59,720
   Procter & Gamble                                   1,209,615          85,084
   Reynolds American (B)                                 31,500           2,003
   Sara Lee                                               7,600             127
   Sysco                                                 25,400             904
   UST                                                   47,600           2,361
   Wal-Mart Stores                                    1,075,701          46,954
   Walgreen                                             801,953          37,884
   WM Wrigley Jr. (B)                                   125,558           8,065
                                                                  --------------
                                                                        409,905
                                                                  --------------
ENERGY -- 8.2%
   Baker Hughes                                         545,831          49,327
   Cabot Oil & Gas                                       22,400             788
   Cameron International (B)*                            90,926           8,392
   Cheniere Energy*                                       3,800             149
   Chesapeake Energy (B)                                153,300           5,405
   Chevron                                               28,422           2,660
   Cimarex Energy                                         3,800             141
   Devon Energy                                         136,900          11,390
   Dresser-Rand Group*                                   52,200           2,229
   Exxon Mobil                                          255,400          23,640
   FMC Technologies (B)*                                 63,300           3,650
   Frontline*                                             1,500              72
   Global Industries*                                    36,100             930
   GlobalSantaFe                                         27,400           2,083
   Grant Prideco*                                         2,800             153
   Halliburton (B)                                      625,200          24,008
   Holly                                                 31,400           1,879
   Hornbeck Offshore Services*                           33,400           1,226
   National Oilwell Varco*                               15,700           2,269
   Noble (B)                                            133,200           6,533
   Noble Energy                                           2,500             175
   Occidental Petroleum                                 178,640          11,447
   Oceaneering International*                             3,500             265
   Range Resources                                       17,500             711
   Schlumberger (B)                                     650,692          68,323
   Smith International                                    4,700             336
   Southwestern Energy*                                  13,900             582
   Suncor Energy                                        312,090          29,589
   Sunoco                                                46,800           3,312
   Superior Energy Services*                             10,600             376
   Tesoro                                                68,200           3,139
   Tidewater                                              2,300             144
   Transocean*                                           29,400           3,324
   Valero Energy                                        141,100           9,479
   Weatherford International (B)*                       294,738          19,800
   Western Refining                                       2,400              97
   Williams                                              21,100             719
   XTO Energy                                            26,509           1,639
                                                                  --------------
                                                                        300,381
                                                                  --------------


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          37

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
FINANCIALS -- 7.4%
   A.G. Edwards                                           6,000   $         502
   Affiliated Managers Group*                               170              22
   Aflac                                                 10,634             607
   AMBAC Financial Group (B)                              1,000              63
   American Express                                     524,076          31,114
   American International Group                         111,903           7,570
   Arthur J. Gallagher                                    2,300              67
   Bank of New York Mellon                                4,300             190
   CB Richard Ellis Group, Cl A*                         38,474           1,071
   Charles Schwab                                       892,738          19,283
   CME Group                                             80,084          47,037
   Discover Financial Services*                         354,040           7,364
   Eaton Vance                                           52,500           2,098
   Federal Realty Investment Trust+                       1,794             159
   Federated Investors, Cl B                                800              32
   First Cash Financial Services*                        32,300             756
   First Marblehead                                       8,650             328
   Forest City Enterprises, Cl A                         50,604           2,791
   Franklin Resources                                    42,512           5,420
   Freddie Mac                                          427,040          25,200
   General Growth Properties+                            41,200           2,209
   Goldman Sachs Group                                   51,696          11,205
   Hudson City Bancorp (B)                              128,700           1,979
   IntercontinentalExchange (B)*                        294,000          44,659
   Janus Capital Group (B)                              155,800           4,406
   Jones Lang LaSalle                                    20,400           2,096
   Legg Mason (B)                                        82,610           6,963
   Lehman Brothers Holdings (B)                          60,600           3,741
   Macerich+                                              4,800             420
   Merrill Lynch                                        118,700           8,461
   Moody's (B)                                          108,608           5,474
   Morgan Stanley                                       220,090          13,866
   Newcastle Investment+ (B)                              5,200              92
   NewStar Financial*                                     7,200              81
   Northern Trust                                        10,518             697
   Nuveen Investments, Cl A                               2,300             142
   NYSE Euronext                                          7,900             625
   People's United Financial                             35,990             622
   Philadelphia Consolidated Holding*                     8,000             331
   Prologis+                                              1,700             113
   Prudential Financial                                  11,400           1,112
   Security Capital Assurance                             7,800             178
   Simon Property Group+                                  5,100             510
   SLM                                                    1,018              51
   State Street                                           5,650             385
   Synovus Financial                                      6,100             171
   T. Rowe Price Group                                    3,224             180
   Taubman Centers+                                       9,200             504
   TD Ameritrade Holding*                               221,800           4,041
   Transatlantic Holdings                                   200              14
   UDR+                                                   4,700             114
   Ventas+                                                4,300             178

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Weingarten Realty Investors+                             600   $          25
   XL Capital, Cl A (B)                                  16,800           1,331
                                                                  --------------
                                                                        268,650
                                                                  --------------
HEALTH CARE -- 15.8%
   Abbott Laboratories                                  533,616          28,613
   Aetna                                                 71,200           3,864
   Allergan                                             873,958          56,344
   Amgen (B)*                                            92,803           5,250
   Amylin Pharmaceuticals (B)*                          154,269           7,713
   Bausch & Lomb                                          5,300             339
   Baxter International                                 296,632          16,694
   Beckman Coulter                                        2,100             155
   Becton Dickinson (B)                                 109,225           8,962
   Bristol-Myers Squibb                                  93,100           2,683
   C.R. Bard                                              3,300             291
   Cardinal Health                                       55,988           3,501
   Celgene (B)*                                         273,866          19,529
   Cephalon*                                              2,800             205
   Cerner (B)*                                           47,700           2,853
   Charles River Laboratories
      International*                                     71,900           4,037
   Chemed                                                 7,000             435
   Cigna                                                 75,421           4,019
   Cooper                                                 2,600             136
   Covance*                                              35,300           2,750
   Cubist Pharmaceuticals*                               26,800             566
   Cutera*                                               12,100             317
   Cytyc*                                                60,100           2,864
   Dade Behring Holdings                                 17,000           1,298
   Edwards Lifesciences*                                  1,600              79
   Eli Lilly                                            121,990           6,945
   Express Scripts*                                     104,980           5,860
   Forest Laboratories*                                  19,129             713
   Genentech*                                           651,730          50,848
   Genzyme*                                              75,600           4,684
   Gilead Sciences*                                     414,478          16,940
   Health Net*                                           49,000           2,648
   Hillenbrand Industries                                 4,400             242
   HLTH*                                                 62,300             883
   Hologic (B)*                                          17,500           1,068
   Hospira*                                               2,358              98
   Humana*                                               11,472             802
   ICU Medical (B)*                                       4,800             186
   Intuitive Surgical (B)*                                2,800             644
   Invitrogen (B)*                                       42,900           3,506
   Johnson & Johnson                                    561,572          36,895
   Kinetic Concepts*                                     31,100           1,750
   Laboratory of America Holdings (B)*                   50,804           3,974
   Manor Care                                            31,653           2,038
   McKesson                                              18,812           1,106
   Medco Health Solutions*                               57,991           5,242
   Medtronic                                            189,000          10,662


--------------------------------------------------------------------------------
38          SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Mentor (B)                                            38,200   $       1,759
   Merck                                                980,573          50,686
   OSI Pharmaceuticals*                                  46,100           1,567
   PDL BioPharma*                                       141,900           3,067
   PerkinElmer                                           14,000             409
   Pfizer                                                47,100           1,151
   Providence Service*                                    3,500             103
   Respironics*                                           3,800             183
   Schering-Plough                                      485,591          15,359
   St. Jude Medical*                                    477,740          21,054
   Stryker (B)*                                         295,000          20,284
   Thermo Fisher Scientific*                            390,740          22,554
   UnitedHealth Group                                 1,089,520          52,765
   VCA Antech*                                           17,020             711
   Warner Chilcott, Cl A*                                 7,500             133
   Waters*                                               56,949           3,811
   Watson Pharmaceuticals*                                2,700              88
   WellCare Health Plans*                                28,300           2,984
   WellPoint*                                            84,533           6,671
   Wyeth                                                165,418           7,369
   Zimmer Holdings*                                     378,000          30,614
                                                                  --------------
                                                                        574,553
                                                                  --------------
INDUSTRIALS -- 8.0%
   3M                                                    50,926           4,766
   Acuity Brands                                         23,600           1,191
   Administaff                                           25,900             940
   AGCO*                                                 11,400             579
   American Standard                                     10,300             367
   BE Aerospace*                                          7,900             328
   Boeing                                               137,116          14,396
   Brink's                                                4,300             240
   Burlington Northern Santa Fe                           4,700             381
   C.H. Robinson Worldwide                                1,966             107
   Caterpillar                                           49,200           3,859
   Ceradyne*                                             14,000           1,060
   Con-way                                               18,609             856
   Continental Airlines, Cl B*                            5,000             165
   Cooper Industries, Cl A                                1,400              71
   Corrections of America*                               66,700           1,745
   Covanta Holding*                                       6,000             147
   CSX                                                    2,900             124
   Cummins                                               12,700           1,624
   Danaher                                                1,000              83
   Deere                                                  1,200             178
   Delta Air Lines*                                      21,700             389
   Dover                                                 53,200           2,711
   Dun & Bradstreet                                       7,100             700
   Eaton                                                  8,700             862
   Emerson Electric                                     545,008          29,005
   Equifax                                                6,285             240
   Expeditors International Washington                  630,000          29,799
   First Solar*                                           2,900             341

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Fluor (B)                                             41,600   $       5,990
   Foster Wheeler*                                       13,400           1,759
   Gardner Denver*                                       70,300           2,742
   General Cable*                                         3,000             201
   General Dynamics                                       1,700             144
   General Electric                                     849,744          35,179
   Goodrich                                              11,400             778
   Honeywell International                              105,500           6,274
   Hubbell, Cl B                                          8,700             497
   Huron Consulting Group*                               11,900             864
   Illinois Tool Works                                   22,800           1,360
   Ingersoll-Rand, Cl A                                  14,279             778
   ITT                                                   36,900           2,507
   JB Hunt Transport Services                            12,200             321
   Kansas City Southern*                                 11,500             370
   Kennametal                                               400              34
   L-3 Communications Holdings                           24,600           2,513
   Labor Ready*                                          37,000             685
   Lennox International                                   4,400             149
   Lockheed Martin                                      118,815          12,890
   Manitowoc                                             35,300           1,563
   Manpower                                              39,200           2,522
   McDermott International*                              10,200             552
   MSC Industrial Direct, Cl A                           74,000           3,744
   Norfolk Southern                                      61,400           3,187
   Northrop Grumman                                      58,148           4,536
   Northwest Airlines*                                   16,100             287
   Paccar                                                37,700           3,214
   Pall                                                  37,300           1,451
   Parker Hannifin (B)                                   47,800           5,345
   Pitney Bowes                                          23,549           1,070
   Precision Castparts                                   47,421           7,017
   Quanta Services*                                      57,600           1,523
   Raytheon                                              56,000           3,574
   Robert Half International (B)                          9,300             278
   Rockwell Automation                                   65,000           4,518
   Rockwell Collins                                       6,747             493
   Roper Industries                                       9,100             596
   Shaw Group*                                            2,300             134
   Stericycle*                                          122,490           7,001
   Sunpower, Cl A*                                        1,800             149
   Terex*                                                34,800           3,098
   Thomas & Betts*                                       67,700           3,970
   Toro                                                   2,400             141
   Trinity Industries (B)                                77,900           2,924
   UAL*                                                   2,100              98
   Union Pacific                                          3,900             441
   United Parcel Service, Cl B (B)                      458,275          34,416
   United Technologies                                  192,430          15,487
   UTI Worldwide                                          3,400              78
   Waste Management                                      84,100           3,174
   WW Grainger (B)                                        3,100             283
                                                                  --------------
                                                                        290,153
                                                                  --------------


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          39

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 28.1%
   Accenture, Cl A                                       81,400   $       3,276
   Activision*                                           90,600           1,956
   Adobe Systems*                                        37,026           1,617
   Agilent Technologies*                                160,605           5,923
   Akamai Technologies*                                  31,804             914
   Alliance Data Systems*                                17,800           1,378
   Altera (B)                                            67,500           1,625
   Amphenol, Cl A                                         1,922              76
   Analog Devices                                        22,500             814
   Apple*                                               316,419          48,583
   Applied Materials                                      7,805             162
   Arrow Electronics*                                    20,300             863
   Autodesk*                                              5,000             250
   Automatic Data Processing                             55,850           2,565
   Avaya*                                                16,200             275
   Avnet*                                                61,300           2,443
   BMC Software*                                        144,732           4,520
   CA                                                     6,300             162
   Cadence Design Systems (B)*                          240,611           5,339
   CDW                                                    3,500             305
   Ceridian*                                             72,208           2,509
   Cisco Systems*                                     2,221,486          73,553
   Cognizant Technology Solutions,
      Cl A*                                              17,201           1,372
   CommScope*                                            12,600             633
   Compuware*                                            27,200             218
   Cypress Semiconductor*                                 6,600             193
   Dell*                                                118,946           3,283
   Diebold                                               11,600             527
   DST Systems*                                          24,700           2,120
   eBay (B)*                                          1,080,600          42,165
   Electronic Arts (B)*                                 458,270          25,659
   Electronic Data Systems                               57,300           1,251
   EMC*                                                 530,200          11,028
   Exar*                                                  9,600             125
   F5 Networks*                                          10,700             398
   Factset Research Systems                              35,500           2,434
   Fidelity National Information Services                21,100             936
   Fiserv*                                              108,274           5,507
   Google, Cl A*                                        206,731         117,272
   Harris                                                27,527           1,591
   Hewitt Associates, Cl A*                              19,700             691
   Hewlett-Packard                                      817,000          40,678
   Intel                                              1,238,787          32,035
   International Business Machines (B)                  234,539          27,629
   Intersil, Cl A                                       104,000           3,477
   Intuit*                                            1,281,324          38,824
   Iron Mountain*                                         1,412              43
   Juniper Networks*                                    198,800           7,278
   Kla-Tencor (B)                                        96,100           5,360
   Lam Research (B)*                                     94,590           5,038
   Lexmark International, Cl A*                          14,400             598

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Linear Technology (B)                                357,270   $      12,501
   LSI Logic*                                            29,723             221
   Mastercard, Cl A                                      38,300           5,667
   McAfee*                                               65,100           2,270
   MEMC Electronic Materials*                            44,359           2,611
   Mettler Toledo International*                         33,500           3,417
   Microsoft                                          2,646,158          77,956
   MicroStrategy, Cl A*                                  15,720           1,247
   MPS Group (B)*                                        10,200             114
   NAVTEQ*                                                5,400             421
   NCR*                                                  13,300             662
   Netlogic Microsystems (B)*                            12,600             455
   Network Appliance*                                   130,000           3,498
   Novellus Systems*                                      5,800             158
   Nvidia*                                               83,677           3,032
   Oracle*                                              426,665           9,237
   Paychex (B)                                        1,001,168          41,048
   PMC - Sierra (B)*                                    166,500           1,397
   Qualcomm                                           2,202,488          93,077
   Rambus*                                                5,100              98
   Red Hat*                                               9,300             185
   Research In Motion*                                  920,990          90,764
   Salesforce.com*                                        5,400             277
   SanDisk (B)*                                         410,000          22,591
   Seagate Technology                                 1,439,700          36,828
   Silicon Laboratories*                                 49,100           2,050
   Symantec (B)*                                        250,900           4,862
   Synopsys*                                             41,536           1,125
   Teradyne (B)*                                         80,900           1,116
   Texas Instruments                                    219,915           8,047
   Trimble Navigation*                                    1,500              59
   Varian Semiconductor Equipment
      Associates (B)*                                    67,350           3,605
   VeriFone Holdings*                                     5,800             257
   VeriSign*                                              5,900             199
   Western Union                                      1,927,394          40,417
   Xerox*                                                10,700             186
   Xilinx                                                 8,300             217
   Yahoo! (B)*                                          620,220          16,647
   Zoran*                                                24,400             493
                                                                  --------------
                                                                      1,026,483
                                                                  --------------
MATERIALS -- 2.5%
   Air Products & Chemicals                               8,000             782
   AK Steel Holding*                                     69,400           3,050
   Albemarle                                             35,700           1,578
   Alcoa                                                 54,600           2,136
   Allegheny Technologies                                35,500           3,903
   Ball                                                  20,600           1,107
   Cabot                                                 18,700             664
   Celanese, Ser A                                       62,600           2,440
   Cleveland-Cliffs                                      18,400           1,619
   Crown Holdings*                                       76,300           1,737


--------------------------------------------------------------------------------
40          SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Domtar*                                               98,200   $         805
   E.I. Du Pont de Nemours                               20,300           1,006
   Ecolab                                                13,300             628
   Florida Rock Industries                               35,900           2,243
   Freeport-McMoRan Copper & Gold,
      Cl B (B)                                           39,400           4,133
   International Flavors & Fragrances                    33,900           1,792
   Lubrizol                                               2,500             163
   Martin Marietta Materials                             19,100           2,551
   Monsanto                                              74,514           6,389
   Mosaic*                                               34,300           1,836
   Nalco Holding                                         71,200           2,111
   Olin                                                  18,200             407
   Owens-Illinois*                                       95,800           3,971
   Pactiv*                                              125,900           3,608
   PPG Industries                                         6,100             461
   Praxair                                              400,000          33,504
   Reliance Steel & Aluminum                              2,800             158
   RPM International                                      4,500             108
   Scotts Miracle-Gro, Cl A                               2,200              94
   Sealed Air                                            11,800             302
   Sigma-Aldrich                                          5,500             268
   Southern Copper                                       16,600           2,056
   Steel Dynamics                                         7,100             331
   Valspar                                                9,600             261
   Vulcan Materials                                      27,000           2,407
                                                                  --------------
                                                                         90,609
                                                                  --------------
TELECOMMUNICATION SERVICES -- 2.0%
   American Tower, Cl A*                                377,368          16,431
   Citizens Communications                               30,400             435
   Crown Castle International (B)*                      950,892          38,635
   Leap Wireless International*                          25,600           2,083
   MetroPCS Communications*                               5,000             136
   NII Holdings*                                          3,670             302
   Sprint Nextel                                        682,600          12,969
   Telephone & Data Systems                              31,400           2,096
   Windstream                                            90,800           1,282
                                                                  --------------
                                                                         74,369
                                                                  --------------
UTILITIES -- 0.9%
   AES*                                                 243,100           4,872
   Allegheny Energy*                                     41,900           2,190
   Centerpoint Energy                                    50,700             813
   Constellation Energy Group                            52,000           4,461
   Dynegy, Cl A*                                         14,900             137
   Equitable Resources                                   65,300           3,387
   Exelon                                                47,200           3,557

--------------------------------------------------------------------------------
                                             Shares/Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Mirant*                                               69,100   $       2,811
   NRG Energy (B)*                                      189,500           8,014
   PPL                                                   38,400           1,778
   Questar                                                5,400             283
   TXU                                                   29,370           2,011
                                                                  --------------
                                                                         34,314
                                                                  --------------
Total Common Stock
   (Cost $2,719,179) ($ Thousands)                                    3,535,735
                                                                  --------------

CORPORATE OBLIGATION (C)(E) -- 0.2%

FINANCIALS -- 0.2%
   SLM EXL, Ser S
         5.763%, 10/15/07                         $       6,911           6,911
                                                                  --------------
Total Corporate Obligation
   (Cost $6,911) ($ Thousands)                                            6,911
                                                                  --------------

ASSET-BACKED SECURITY (C) (E) (F) -- 0.2%

MORTGAGE RELATED SECURITY -- 0.2%
   Duke Funding, Ser 2004-6B, Cl A1S1
         5.430%, 10/09/07                                 4,712           4,712
                                                                  --------------
Total Asset-Backed Security
   (Cost $4,712) ($ Thousands)                                            4,712
                                                                  --------------

CASH EQUIVALENTS** -- 14.2%
   Merrill Lynch EBP Master,
      4.035%                                          8,806,865           8,807
   SEI Daily Income Trust,
      Prime Obligation Fund,
      Cl A, 5.350% ++                               110,829,368         110,829
   SEI Liquidity Fund LP,
      5.367% ++ (C)                                 400,018,037         400,018
                                                                  --------------
Total Cash Equivalents
   (Cost $519,654) ($ Thousands)                                        519,654
                                                                  --------------

U.S. TREASURY OBLIGATION (A)(D) -- 0.1%
   U.S. Treasury Bills
      3.669%, 11/23/07                                    4,020           3,998
                                                                  --------------
Total U.S. Treasury Obligation
   (Cost $3,998) ($ Thousands)                                            3,998
                                                                  --------------
Total Investments -- 111.6%
   (Cost $3,254,454) ($ Thousands)                                $   4,071,010
                                                                  ==============


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          41

SCHEDULE OF INVESTMENTS

Large Cap Growth Fund (Concluded)

September 30, 2007

A summary of the open futures contracts held by the Fund at September 30, 2007, is as follows (see Note 2 in Notes to Financial Statements):

--------------------------------------------------------------------------------
                                         NUMBER OF                   UNREALIZED
TYPE OF                                  CONTRACTS   EXPIRATION    APPRECIATION
CONTRACT                              LONG (SHORT)         DATE   ($ THOUSANDS)
--------------------------------------------------------------------------------
S&P 500 Composite Index                        236     Dec-2007          $  973
                                                                         ======

Percentages are based on Net Assets of $3,648,159 ($ Thousands).

*     Non-Income Producing Security.

**    Rate shown is the 7-day effective yield as of September 30, 2007.

+++ Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

+     Real Estate Investment Trust.

++    Investment in Affiliated Security (see Note 3).

(A) Security, or portion thereof, has been pledged as collateral on open futures contracts.

(B) This security or a partial position of this security is on loan at September 30, 2007 (see Note 7). The total market value of securities on loan at September 30, 2007 was $400,738 ($ Thousands).

(C) This security was purchased with cash collateral held from securities on loan (see Note 7). The total market value of such securities as of September 30, 2007 was $411,641 ($ Thousands).

(D)   The rate reported is the effective yield at time of purchase.

(E) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2007.

(F) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

ADR -- American Depositary Receipt
Cl -- Class
EXL -- Extendable Maturity
LP -- Limited Partnership
Ser -- Series

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
42          SEI Institutional Managed Trust / Annual Report / September 30, 2007

Tax-Managed Large Cap Fund

September 30, 2007
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS# (UNAUDITED):

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

17.6%   Financials
15.2%   Information Technology
13.9%   Short-Term Investments
10.3%   Energy
10.0%   Health Care
 8.9%   Consumer Discretionary
 7.9%   Consumer Staples
 7.3%   Industrials
 3.8%   Telecommunication Services
 2.0%   Materials
 2.9%   Utilities
 0.1%   Asset-Backed Security
 0.1%   U.S. Treasury Obligations
 0.0%   Warrants

#Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 7).

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK -- 96.8%

CONSUMER DISCRETIONARY -- 10.0%
   Abercrombie & Fitch, Cl A                              4,600   $         371
   Amazon.com (B)*                                        5,800             540
   American Eagle Outfitters                              6,300             166
   American Greetings, Cl A (B)                           2,500              66
   Apollo Group, Cl A (B)*                               15,025             904
   Asbury Automotive Group                               14,200             281
   Autoliv                                               63,500           3,794
   Autonation*                                           18,800             333
   Autozone*                                              3,200             372
   Barnes & Noble                                        21,250             749
   Bed Bath & Beyond (B)*                                 5,700             194
   Best Buy (B)                                          30,775           1,416
   Big Lots (B)*                                         30,600             913
   Black & Decker (B)                                    15,550           1,295
   Bob Evans Farms                                        7,700             232
   BorgWarner                                             9,900             906
   Brinker International                                 91,750           2,518
   Brunswick                                              2,700              62
   Cablevision Systems, Cl A*                             9,900             346
   Carmax*                                                4,080              83
   Carnival                                               1,100              53
   Cavco Industries*                                        130               4
   CBRL Group                                             5,000             204
   CBS, Cl B (B)                                        161,869           5,099
   CEC Entertainment*                                     3,000              81
   Centex (B)                                            31,250             830
   Cheesecake Factory*                                    1,125              26
   Citadel Broadcasting                                   3,965              17
   Clear Channel Communications                           1,400              52
   Clear Channel Outdoor Holdings,
     Cl A*                                                9,900             252
   Coach*                                                41,600           1,966
   Comcast, Cl A (B)*                                   260,861           6,308
   Comcast, Special Cl A*                                 7,050             169
   CROCS (B)*                                             2,500             168

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   DaimlerChrysler                                        7,500   $         752
   Darden Restaurants                                    17,600             737
   DeVry                                                  1,021              38
   Dick's Sporting Goods (B)*                            14,600             980
   Dillard's, Cl A (B)                                   23,900             522
   DIRECTV Group*                                       150,465           3,653
   Discovery Holding, Cl A*                               4,780             138
   Dollar Tree Stores*                                   68,800           2,789
   Dow Jones                                                203              12
   DR Horton                                              5,650              72
   DreamWorks Animation SKG, Cl A*                        5,600             187
   Eastman Kodak (B)                                     61,100           1,635
   EchoStar Communications, Cl A*                        40,350           1,889
   Ethan Allen Interiors (B)                             30,500             997
   Expedia*                                               1,535              49
   Foot Locker                                            5,350              82
   Ford Motor (B)                                       110,000             934
   Fortune Brands (B)                                    97,302           7,929
   GameStop, Cl A*                                        3,622             204
   Gannett                                               34,600           1,512
   Gap                                                   12,950             239
   Garmin                                                   500              60
   Gemstar-TV Guide International*                          216               2
   General Motors (B)                                   131,000           4,808
   Gentex (B)                                            57,900           1,241
   Genuine Parts                                          4,950             248
   Goodyear Tire & Rubber*                               55,150           1,677
   Group 1 Automotive                                     4,800             161
   Gymboree*                                             23,900             842
   H&R Block (B)                                          6,800             144
   Harley-Davidson (B)                                   12,500             578
   Harrah's Entertainment                                 3,403             296
   Hasbro (B)                                           141,000           3,931
   Hearst-Argyle Television                                 700              18
   Hilton Hotels                                          8,250             384
   Home Depot (B)                                       352,700          11,442
   IAC/InterActive*                                       6,192             184
   Idearc                                                19,099             601
   International Game Technology                        396,200          17,076
   International Speedway, Cl A                             600              28
   Interpublic Group (B)*                                 3,050              32
   ITT Educational Services*                              1,200             146
   J Crew Group*                                          3,000             125
   J.C. Penney                                           45,700           2,896
   Jack in the Box*                                      20,100           1,303
   Johnson Controls                                       4,600             543
   Jones Apparel Group (B)                               26,000             549
   KB Home (B)                                           38,100             955
   Kohl's*                                               12,450             714
   Lamar Advertising, Cl A (B)                           41,379           2,026
   Las Vegas Sands (B)*                                   1,850             247
   Leggett & Platt                                       64,050           1,227
   Lennar, Cl A                                           2,600              59
   Lennar, Cl B                                             260               6


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          43

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Liberty Global, Cl A (B)*                             17,970   $         737
   Liberty Global, Ser C*                                 2,201              85
   Liberty Media Holding-Capital, Ser A*                  2,390             298
   Liberty Media Holding-Interactive,
     Cl A*                                               10,650             205
   Limited Brands                                         9,450             216
   Live Nation*                                             568              12
   Liz Claiborne                                          1,700              58
   Lowe's (B)                                           342,524           9,598
   Macy's                                               116,922           3,779
   Magna International, Cl A                             20,000           1,926
   Marriott International, Cl A                          11,600             504
   Mattel                                               124,800           2,928
   McDonald's                                           393,662          21,443
   McGraw-Hill                                          208,581          10,619
   MDC Holdings                                           1,150              47
   MGM Mirage*                                          204,000          18,246
   Midas*                                                 6,000             113
   Mohawk Industries (B)*                                 1,900             154
   Morgans Hotel Group*                                   8,600             187
   Newell Rubbermaid                                     94,720           2,730
   News, Cl A                                            31,694             697
   Nike, Cl B (B)                                       126,400           7,415
   Nordstrom                                              9,800             460
   NVR*                                                     100              47
   O'Reilly Automotive*                                   1,800              60
   Office Depot*                                         18,100             373
   OfficeMax                                                600              21
   Omnicom Group                                         25,700           1,236
   PetSmart                                               2,400              77
   Pulte Homes                                           27,600             376
   RadioShack (B)                                        18,300             378
   Regal Entertainment Group, Cl A                        3,550              78
   Rent-A-Center*                                         3,600              65
   Reuters Group ADR (B)*                               120,000           9,511
   Ross Stores                                            5,200             133
   Ruby Tuesday                                           1,300              24
   Saks (B)                                              44,300             760
   Sears Holdings (B)*                                    2,690             342
   Shaw Communications, Cl B*                            84,600           2,101
   Sherwin-Williams                                      21,600           1,419
   Sirius Satellite Radio (B)*                           15,600              54
   Snap-On                                                3,900             193
   Stanley Works                                         12,600             707
   Staples                                              679,525          14,603
   Starbucks*                                           168,530           4,415
   Starwood Hotels & Resorts Worldwide                   13,150             799
   Target (B)                                            85,910           5,461
   Tempur-Pedic International (B)                         7,100             254
   Tiffany                                                1,300              68
   Time Warner (B)                                      769,319          14,125
   TJX                                                   24,000             698
   TravelCenters of America LLC*                             90               3

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Tribune                                               41,646   $       1,138
   TRW Automotive Holdings*                               2,800              89
   Under Armour, Cl A (B)*                               12,800             766
   Urban Outfitters*                                      3,950              86
   Valassis Communications (B)*                          31,800             284
   VF                                                    15,900           1,284
   Viacom, Cl B*                                        120,984           4,715
   Virgin Media                                           4,250             103
   WABCO Holdings*                                        1,200              56
   Walt Disney                                          180,100           6,194
   Washington Post, Cl B                                    100              80
   Weight Watchers International (B)                    240,000          13,814
   Wendy's International                                 18,600             649
   Whirlpool (B)                                         20,000           1,782
   Williams-Sonoma (B)                                  154,990           5,056
   Wyndham Worldwide (B)                                 11,330             371
   Wynn Resorts (B)                                       6,500           1,024
   Yum! Brands                                           67,100           2,270
                                                                  --------------
                                                                        291,268
                                                                  --------------

CONSUMER STAPLES -- 9.0%
   Altria Group                                         241,380          16,783
   Anheuser-Busch                                        42,200           2,110
   Archer-Daniels-Midland                                40,257           1,332
   Avon Products                                         11,200             420
   BJ's Wholesale Club*                                   9,000             298
   Brown-Forman, Cl B                                     1,200              90
   Bunge (B)                                              9,500           1,021
   Campbell Soup                                          7,500             277
   Clorox                                                 3,950             241
   Coca-Cola                                            322,800          18,551
   Coca-Cola Enterprises                                109,250           2,646
   Colgate-Palmolive                                     58,902           4,201
   ConAgra Foods                                        261,500           6,833
   Constellation Brands, Cl A*                            3,000              73
   Costco Wholesale (B)                                 150,809           9,255
   CVS                                                  399,515          15,833
   Dean Foods                                            18,110             463
   Del Monte Foods                                      121,900           1,280
   Energizer Holdings (B)*                                6,400             709
   General Mills                                         46,500           2,697
   Hershey (B)                                            3,600             167
   HJ Heinz                                               2,150              99
   Hormel Foods                                           4,000             143
   Kellogg                                               27,900           1,562
   Kimberly-Clark                                        99,200           6,970
   Kraft Foods, Cl A                                    246,350           8,502
   Kroger                                               232,400           6,628
   Loews - Carolina                                       5,300             436
   McCormick                                              2,100              76
   Molson Coors Brewing, Cl B                            22,200           2,213
   Nu Skin Enterprises, Cl A                             21,400             346
   Pepsi Bottling Group                                  52,000           1,933


--------------------------------------------------------------------------------
44          SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                  Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   PepsiCo                                              358,377   $      26,255
   Pilgrim's Pride (B)                                    7,500             260
   Procter & Gamble                                     862,296          60,654
   Ralcorp Holdings*                                      6,700             374
   Reynolds American (B)                                 85,000           5,405
   Safeway (B)                                          145,034           4,802
   Sanderson Farms                                        2,600             108
   Sara Lee                                              60,900           1,016
   Smithfield Foods*                                      2,700              85
   Supervalu                                             80,450           3,138
   Sysco                                                 13,450             479
   TreeHouse Foods*                                         282               8
   Tyson Foods, Cl A                                     26,372             471
   UST                                                   13,100             650
   Wal-Mart Stores                                      413,698          18,058
   Walgreen                                             414,450          19,579
   Whole Foods Market (B)                                 2,500             122
   WM Wrigley Jr.                                        63,967           4,109
                                                                  --------------
                                                                        259,761
                                                                  --------------

ENERGY -- 11.6%
   Anadarko Petroleum                                    63,500           3,413
   Apache                                                26,571           2,393
   Arch Coal                                              3,800             128
   Baker Hughes                                         296,358          26,782
   BJ Services                                            5,400             143
   Cabot Oil & Gas                                        1,000              35
   Cameron International*                                 3,750             346
   Chesapeake Energy (B)                                 59,100           2,084
   Chevron                                              481,162          45,027
   Cimarex Energy                                        25,685             957
   ConocoPhillips                                       282,888          24,829
   Consol Energy (B)                                      2,800             130
   Cross Timbers Royalty Trust                               53               2
   Devon Energy                                          84,490           7,030
   Dresser-Rand Group*                                    2,650             113
   El Paso                                               30,300             514
   ENSCO International                                    6,000             337
   EOG Resources                                          2,900             210
   Exxon Mobil                                        1,039,082          96,177
   FMC Technologies (B)*                                 15,000             865
   Forest Oil*                                            1,150              50
   Foundation Coal Holdings                               2,050              80
   Frontier Oil                                           1,400              58
   Frontline (B)*                                         1,300              63
   GlobalSantaFe                                          2,500             190
   Grant Prideco*                                         9,100             496
   Halliburton (B)                                      298,716          11,471
   Helix Energy Solutions Group*                          3,950             168
   Helmerich & Payne                                      4,300             141
   Hess                                                  44,650           2,971
   Holly                                                 30,600           1,831
   Hornbeck Offshore Services (B)*                       28,300           1,039

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Marathon Oil                                         256,474   $      14,624
   Mariner Energy*                                          931              19
   Massey Energy                                          2,200              48
   Murphy Oil (B)                                         7,800             545
   National Oilwell Varco*                               10,430           1,507
   Newfield Exploration*                                  5,100             246
   Noble (B)                                             18,800             922
   Noble Energy                                          20,950           1,467
   Occidental Petroleum                                 231,930          14,862
   Patterson-UTI Energy                                  14,000             316
   Peabody Energy (B)                                     4,400             211
   Petro-Canada                                          27,000           1,550
   Pioneer Natural Resources                              9,900             445
   Pogo Producing                                         3,450             183
   Pride International*                                   1,050              38
   Rowan                                                  5,600             205
   Schlumberger (B)                                     265,466          27,874
   Smith International (B)                                7,200             514
   Spectra Energy                                        10,922             267
   Suncor Energy                                        165,284          15,671
   Sunoco                                                62,900           4,452
   Superior Energy Services*                              1,200              43
   Teekay Shipping (B)                                      900              53
   Tesoro                                                 1,100              51
   Tidewater                                                950              60
   Transocean (B)*                                        4,700             531
   Unit*                                                 10,750             520
   Valero Energy                                         85,494           5,744
   Weatherford International (B)*                       152,180          10,223
   Williams                                              10,500             358
   XTO Energy                                            23,776           1,470
                                                                  --------------
                                                                        335,092
                                                                  --------------

FINANCIALS -- 19.6%
   ACE                                                   24,500           1,484
   Affiliated Managers Group (B)*                         1,350             172
   Aflac                                                  9,650             550
   Alleghany*                                               100              41
   Allied World Assurance Holdings                        1,000              52
   Allstate                                             216,800          12,399
   AMB Property+                                          1,700             102
   AMBAC Financial Group (B)                              5,200             327
   American Express                                     270,409          16,054
   American Financial Group                              40,400           1,152
   American International Group                         378,051          25,575
   American National Insurance                              300              39
   AmeriCredit (B)*                                       2,850              50
   Ameriprise Financial                                  10,100             637
   Ameris Bancorp                                         1,200              22
   Annaly Capital Management+                             9,300             148
   AON (B)                                               79,550           3,565
   Arch Capital Group*                                    9,800             729
   Archstone-Smith Trust+                                 4,550             274


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          45

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Arthur J. Gallagher                                      950   $          28
   Ashford Hospitality Trust+                            35,800             360
   Assurant                                              43,100           2,306
   Astoria Financial                                     41,100           1,090
   AvalonBay Communities+                                   600              71
   Axis Capital Holdings                                 95,750           3,726
   Banco Bilbao Viscaya Argentaria ADR                    2,254              52
   Bank of America                                      983,025          49,417
   Bank of Hawaii                                            50               3
   Bank of New York Mellon                               32,784           1,447
   BB&T                                                 120,700           4,875
   Bear Stearns (B)                                      20,000           2,456
   Boston Properties+                                     1,600             166
   Brandywine Realty Trust+                               9,300             235
   Brookfield Asset Management, Cl A*                    48,100           1,852
   Camden Property Trust+                                   800              51
   Capital One Financial (B)                             17,901           1,189
   CapitalSource+ (B)                                     3,700              75
   CB Richard Ellis Group, Cl A*                          3,300              92
   CBL & Associates Properties+                           1,700              60
   Central Pacific Financial                              2,800              82
   Charles Schwab                                       484,993          10,476
   Chubb                                                133,800           7,177
   Cincinnati Financial                                  40,752           1,765
   CIT Group                                             93,600           3,763
   Citigroup                                          1,019,162          47,564
   CME Group                                             39,710          23,324
   Colonial Properties Trust+                             2,100              72
   Comerica                                             107,900           5,533
   Commerce Bancorp                                         800              31
   Countrywide Financial (B)                            138,498           2,633
   Credicorp                                              1,500             102
   Discover Financial Services*                         247,565           5,149
   Duke Realty+                                           5,550             188
   E*Trade Financial*                                     2,500              33
   Equity Residential+ (B)                                8,950             379
   Erie Indemnity, Cl A                                   3,500             214
   Everest Re Group                                      49,400           5,446
   Fannie Mae                                            97,890           5,953
   Federal Realty Investment Trust+                         300              27
   Fidelity National Financial, Cl A                     35,734             625
   Fifth Third Bancorp                                    5,600             190
   First Horizon National (B)                            25,400             677
   First Marblehead (B)                                   1,275              48
   FirstMerit                                             2,600              51
   Forest City Enterprises, Cl A                          1,350              74
   Franklin Resources                                    25,200           3,213
   Freddie Mac                                          278,797          16,452
   General Growth Properties+                             3,800             204
   Genworth Financial, Cl A                              45,700           1,404
   Goldman Sachs Group                                   56,400          12,224
   Greater Bay Bancorp                                    1,850              51
   Hanover Insurance Group                               37,900           1,675
   Hartford Financial Services Group                     73,600           6,812

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   HCC Insurance Holdings                                 3,000   $          86
   HCP+ (B)                                               2,200              73
   Health Care+ (B)                                         650              29
   Highwoods Properties+                                  1,500              55
   Hospitality Properties Trust+ (B)                     53,400           2,171
   Host Hotels & Resorts+ (B)                            16,732             375
   HRPT Properties Trust+                                 7,250              72
   Hudson City Bancorp                                   33,000             508
   Huntington Bancshares                                101,750           1,728
   IndyMac Bancorp (B)                                   21,800             515
   IntercontinentalExchange (B)*                        143,900          21,858
   Investment Technology Group*                           2,400             103
   iStar Financial+                                       4,600             156
   Janus Capital Group (B)                               71,900           2,033
   Jones Lang LaSalle                                    14,700           1,511
   JPMorgan Chase                                       764,620          35,035
   Keycorp (B)                                          226,600           7,326
   Kimco Realty+                                          1,600              72
   Lazard, Cl A                                           1,200              51
   Legg Mason (B)                                        56,060           4,725
   Lehman Brothers Holdings (B)                          79,338           4,898
   Liberty Property Trust+                                1,650              66
   Lincoln National                                      69,836           4,607
   Loews                                                 71,600           3,462
   M&T Bank                                               1,750             181
   Macerich+                                              1,350             118
   Mack-Cali Realty+                                      2,400              99
   Manulife Financial                                     9,245             381
   Markel*                                                  100              48
   Marsh & McLennan                                       4,453             114
   Marshall & Ilsley                                      4,600             201
   MBIA (B)                                              65,600           4,005
   Merrill Lynch (B)                                    265,700          18,939
   Metlife (B)                                           61,500           4,288
   MGIC Investment (B)                                   26,500             856
   Montpelier Re Holdings                                21,900             388
   Moody's (B)                                           25,300           1,275
   Morgan Stanley                                       352,950          22,236
   NASDAQ Stock Market*                                   1,200              45
   National City                                        222,700           5,588
   Nationwide Financial Services, Cl A                   37,850           2,037
   New York Community Bancorp (B)                         2,237              43
   Northern Trust                                         3,400             225
   NorthStar Realty Finance+ (B)                         63,000             626
   Nuveen Investments, Cl A                               1,200              74
   Nymex Holdings (B)                                     1,300             169
   NYSE Euronext                                          1,000              79
   Old Republic International                            76,506           1,434
   People's United Financial                              4,725              82
   Philadelphia Consolidated Holding*                     1,500              62
   Phoenix                                               15,400             217
   Piper Jaffray*                                           366              20
   Plum Creek Timber+ (B)                                 4,700             210
   PMI Group                                             75,400           2,466


--------------------------------------------------------------------------------
46          SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   PNC Financial Services Group                          36,507   $       2,486
   Popular (B)                                           33,400             410
   Principal Financial Group                             86,800           5,476
   Progressive (B)                                       15,600             303
   Prologis+                                             13,854             919
   Protective Life                                        2,000              85
   Prudential Financial                                  57,900           5,650
   Public Storage+                                        2,050             161
   Raymond James Financial                                2,025              67
   Rayonier+                                              1,600              77
   Realty Income+ (B)                                     1,050              29
   Regency Centers+                                         850              65
   Regions Financial                                    196,322           5,788
   Reinsurance Group of America                          55,700           3,158
   RenaissanceRe Holdings                                   900              59
   Safeco (B)                                            84,500           5,173
   SeaBright Insurance Holdings*                          2,500              43
   Security Capital Assurance                            20,400             466
   Simon Property Group+ (B)                              9,925             992
   SL Green Realty+ (B)                                     750              88
   SLM                                                   10,950             544
   Sovereign Bancorp                                      8,190             140
   St. Joe (B)                                            1,750              59
   State Street                                           2,255             154
   SunTrust Banks (B)                                    99,050           7,495
   SVB Financial Group (B)*                               1,550              73
   Synovus Financial                                        900              25
   T. Rowe Price Group                                    5,000             278
   Taubman Centers+                                       2,350             129
   TCF Financial                                          2,200              58
   TD Ameritrade Holding*                                42,050             766
   Torchmark                                              2,450             153
   Toronto-Dominion Bank                                    541              41
   Transatlantic Holdings                                 1,100              77
   Travelers                                            264,531          13,316
   UnionBanCal                                           25,050           1,463
   Unitrin                                                  550              27
   UnumProvident (B)                                     47,750           1,168
   US Bancorp                                           463,061          15,063
   Ventas+                                                3,450             143
   Vornado Realty Trust+                                  1,700             186
   Wachovia (B)                                         349,034          17,504
   Waddell & Reed Financial, Cl A                         3,900             105
   Washington Mutual (B)                                322,637          11,392
   Weingarten Realty Investors+                             700              29
   Wells Fargo                                          273,400           9,738
   Whitney Holding                                        1,200              32
   WR Berkley                                             1,700              50
   XL Capital, Cl A                                      18,600           1,473
   Zenith National Insurance                              3,700             166
   Zions Bancorporation                                     800              55
                                                                  --------------
                                                                        567,952
                                                                  --------------

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
HEALTH CARE -- 11.3%
   Abbott Laboratories                                  190,500   $      10,215
   Advanced Medical Optics (B)*                           1,222              37
   Aetna                                                 48,600           2,638
   Alcon (B)                                              3,800             547
   Allergan                                             438,708          28,284
   AmerisourceBergen                                     63,502           2,879
   Amgen*                                                73,742           4,172
   AMN Healthcare Services*                               3,600              67
   Amylin Pharmaceuticals (B)*                           82,870           4,144
   Applera -- Applied Biosystems
     Group                                               11,150             386
   Barr Pharmaceuticals*                                  1,650              94
   Bausch & Lomb                                            750              48
   Baxter International                                 123,800           6,967
   Beckman Coulter                                          600              44
   Becton Dickinson                                      32,550           2,671
   Biogen Idec*                                           5,220             346
   Boston Scientific*                                    20,717             289
   Bristol-Myers Squibb                                  28,700             827
   C.R. Bard                                              3,800             335
   Cantel Medical*                                        2,000              31
   Cardinal Health                                       28,930           1,809
   Celgene (B)*                                         130,720           9,322
   Cephalon*                                                400              29
   Charles River Laboratories
     International*                                      32,700           1,836
   Chemed                                                   900              56
   Cigna                                                 99,600           5,308
   Community Health Systems*                              1,700              53
   Cooper                                                 1,600              84
   Covance*                                                 350              27
   Coventry Health Care*                                  2,224             138
   Covidien*                                              8,050             334
   Cubist Pharmaceuticals*                                7,500             159
   Cytyc*                                                 3,000             143
   Dade Behring Holdings                                  1,300              99
   DaVita*                                                2,325             147
   Dentsply International                                   900              38
   Dionex*                                                4,900             389
   Eli Lilly                                             22,841           1,300
   Express Scripts*                                      38,300           2,138
   Forest Laboratories*                                  35,400           1,320
   Gen-Probe*                                               800              53
   Genentech (B)*                                       348,540          27,193
   Genzyme*                                               5,250             325
   Gilead Sciences*                                     205,960           8,418
   Health Net*                                            1,600              87
   HLTH (B)*                                             10,300             146
   Hologic (B)*                                           7,300             445
   Hospira*                                               4,060             168
   Humana*                                                8,600             601
   ICU Medical*                                           1,600              62


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          47

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   ImClone Systems*                                         650   $          27
   IMS Health                                             3,944             121
   Intuitive Surgical*                                      750             173
   Invitrogen*                                           14,550           1,189
   Johnson & Johnson                                    386,130          25,369
   King Pharmaceuticals*                                133,500           1,565
   Laboratory of America Holdings*                       14,000           1,095
   Lincare Holdings*                                      1,750              64
   Manor Care                                             1,850             119
   McKesson                                              45,226           2,659
   Medco Health Solutions*                               18,996           1,717
   Medicis Pharmaceutical, Cl A (B)                       1,000              31
   Medtronic                                             31,400           1,771
   Mentor (B)                                            18,500             852
   Merck                                                599,425          30,984
   Millennium Pharmaceuticals (B)*                        3,950              40
   Millipore*                                               700              53
   Mylan Laboratories                                     9,900             158
   Omnicare (B)                                           1,044              35
   OSI Pharmaceuticals (B)*                              14,400             489
   Patterson*                                             2,100              81
   PDL BioPharma*                                         2,150              46
   PerkinElmer                                           11,950             349
   Pfizer                                             1,463,733          35,759
   Pharmaceutical Product Development                     4,300             152
   PharMerica (B)*                                        1,320              20
   Possis Medical*                                        2,100              28
   Quest Diagnostics                                      2,400             139
   Quidel*                                               17,000             333
   Resmed*                                                1,200              51
   Schering-Plough                                      218,231           6,903
   Sepracor*                                              1,900              52
   St. Jude Medical*                                    279,650          12,324
   STERIS                                                 5,400             148
   Stryker (B)*                                         134,537           9,251
   Tenet Healthcare (B)*                                 86,900             292
   Thermo Fisher Scientific*                            163,486           9,436
   UnitedHealth Group                                   520,092          25,188
   Universal Health Services, Cl B                          800              44
   Valeant Pharmaceuticals International                  6,000              93
   Varian Medical Systems*                                2,300              96
   Waters*                                               11,500             770
   Watson Pharmaceuticals*                                1,550              50
   WellCare Health Plans*                                   600              63
   WellPoint*                                            67,448           5,323
   Wyeth                                                194,072           8,646
   Zimmer Holdings*                                     199,300          16,141
                                                                  --------------
                                                                        327,537
                                                                  --------------

INDUSTRIALS -- 8.3%
   3M                                                    52,600           4,922
   ACCO Brands*                                             482              11
   Acuity Brands                                          5,000             252

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Administaff                                            9,600   $         348
   AGCO (B)*                                              2,600             132
   Alliant Techsystems (B)*                               1,300             142
   Allied Waste Industries (B)*                           6,854              87
   American Standard                                      3,600             128
   AMR*                                                   5,750             128
   Avery Dennison                                         1,200              68
   Avis Budget Group*                                     5,200             119
   Boeing                                                70,903           7,444
   Brink's                                                  650              36
   Burlington Northern Santa Fe                          12,900           1,047
   C.H. Robinson Worldwide                                3,200             174
   Caterpillar                                           78,800           6,180
   ChoicePoint (B)*                                      34,500           1,308
   Cintas                                                   700              26
   Continental Airlines, Cl B (B)*                        2,450              81
   Cooper Industries, Cl A                                1,400              72
   Covanta Holding*                                       1,150              28
   Crane                                                    850              41
   CSX                                                   42,800           1,829
   Cummins                                               36,800           4,706
   Danaher (B)                                            5,400             447
   Deere                                                 32,850           4,876
   Dover                                                  7,050             359
   DRS Technologies                                       1,050              58
   Dun & Bradstreet                                      18,400           1,814
   Eaton                                                 58,200           5,764
   Emerson Electric                                     233,700          12,437
   EnPro Industries*                                      2,700             110
   Equifax                                               10,774             411
   Expeditors International Washington                  325,400          15,391
   Fastenal                                               2,800             127
   FedEx                                                 13,400           1,404
   First Solar*                                             600              71
   Flowserve                                              6,000             457
   Fluor                                                 20,650           2,973
   Foster Wheeler*                                        1,400             184
   Gardner Denver*                                       21,200             827
   GATX                                                   1,600              68
   General Cable*                                           900              60
   General Dynamics                                       6,200             524
   General Electric                                   1,378,122          57,054
   Goodrich                                               3,950             269
   Granite Construction                                   2,800             148
   Harsco                                                 4,600             273
   Herman Miller                                            950              26
   Hertz Global Holdings*                                 3,600              82
   Honeywell International                               88,700           5,275
   Hubbell, Cl B                                          7,250             414
   Hudson Highland Group*                                   750              10
   Huron Consulting Group*                                6,200             450
   IKON Office Solutions                                  5,300              68
   Illinois Tool Works                                   14,200             847
   Ingersoll-Rand, Cl A                                 114,900           6,259


--------------------------------------------------------------------------------
48          SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   ITT                                                    7,200   $         489
   Jacobs Engineering Group*                              2,080             157
   JB Hunt Transport Services                             1,800              47
   Joy Global (B)                                         1,800              92
   Kansas City Southern (B)*                              2,600              84
   KBR*                                                   3,300             128
   Kirby*                                                 2,100              93
   L-3 Communications Holdings                           25,000           2,553
   Labor Ready*                                          21,000             389
   Lockheed Martin                                       56,000           6,075
   Manitowoc                                              1,300              58
   Manpower                                               2,200             142
   Masco (B)                                            153,150           3,548
   McDermott International*                               4,800             260
   Monster Worldwide*                                     5,000             170
   MSC Industrial Direct, Cl A                           15,800             799
   Norfolk Southern                                      98,300           5,103
   Northrop Grumman                                     143,334          11,180
   Paccar                                                10,112             862
   Pacer International                                    4,900              93
   Pall                                                   4,750             185
   Parker Hannifin (B)                                   67,500           7,549
   Pentair                                                2,400              80
   PHH*                                                     957              25
   Pitney Bowes                                           4,450             202
   Precision Castparts                                    1,200             178
   Quanta Services (B)*                                   8,100             214
   Raytheon                                              25,800           1,647
   Republic Services                                      9,600             314
   Robert Half International                             14,200             424
   Rockwell Automation                                   24,400           1,696
   Rockwell Collins                                       7,900             577
   RR Donnelley & Sons                                   63,500           2,322
   Ryder System                                          19,800             970
   Shaw Group*                                            1,550              90
   Skywest                                                4,400             111
   Southwest Airlines                                    18,950             280
   SPX                                                   13,850           1,282
   Steelcase, Cl A                                        4,450              80
   Stericycle*                                           22,000           1,258
   Terex*                                                 2,250             200
   Textron                                               18,200           1,132
   Thomas & Betts*                                       10,900             639
   Timken                                                27,500           1,022
   Trinity Industries (B)                                 8,700             327
   UAL (B)*                                                 900              42
   Union Pacific                                          8,100             916
   United Parcel Service, Cl B                          248,400          18,655
   United Rentals*                                        7,750             249
   United Technologies                                  173,112          13,932
   URS*                                                     900              51
   US Airways Group (B)*                                  1,800              47
   USG (B)*                                               1,400              53

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   UTI Worldwide                                          2,400   $          55
   Viad                                                     850              31
   Waste Management                                      21,200             800
   WW Grainger (B)                                        4,800             438
                                                                  --------------
                                                                        239,241
                                                                  --------------

INFORMATION TECHNOLOGY -- 17.1%
   3Com*                                                  6,400              32
   Accenture, Cl A                                        4,100             165
   Activision*                                            1,800              39
   Acxiom                                                 1,200              24
   ADC Telecommunications*                                3,200              63
   Adobe Systems (B)*                                    45,712           1,996
   Advanced Micro Devices (B)*                            7,950             105
   Advent Software (B)*                                   1,400              66
   Affiliated Computer Services, Cl A*                    2,100             105
   Agilent Technologies*                                 48,600           1,792
   Akamai Technologies (B)*                               6,400             184
   Altera (B)                                             6,400             154
   Amkor Technology*                                     16,800             194
   Amphenol, Cl A                                         2,200              87
   Analog Devices (B)                                    11,050             400
   Andrew*                                                9,250             128
   Apple*                                               139,350          21,396
   Applied Materials (B)                                102,008           2,112
   Arrow Electronics*                                    44,500           1,892
   Atmel*                                                 4,600              24
   Autodesk*                                              4,100             205
   Automatic Data Processing                             31,200           1,433
   Avaya*                                                 7,550             128
   Avnet*                                                39,000           1,555
   AVX                                                    9,900             159
   BEA Systems*                                           9,850             137
   BMC Software*                                         14,400             450
   Broadcom, Cl A*                                        6,450             235
   Broadridge Financial Solutions                         3,275              62
   CA (B)                                                23,568             606
   Cadence Design Systems (B)*                           57,200           1,269
   CDW                                                    1,795             156
   Ceridian*                                              1,482              51
   Check Point Software Technologies*                    75,900           1,911
   Checkfree (B)*                                         1,600              74
   Ciena*                                                 1,500              57
   Cisco Systems*                                       872,133          28,876
   Citrix Systems*                                       31,300           1,262
   Cognizant Technology Solutions,
     Cl A*                                               11,456             914
   Computer Sciences*                                    40,200           2,247
   Compuware (B)*                                        44,362             356
   Corning                                               25,700             633
   CSG Systems International (B)*                         8,100             172
   Cypress Semiconductor*                                 6,250             183
   Dell*                                                 31,600             872


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          49

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                  Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Diebold                                                2,900   $         132
   Dolby Laboratories, Cl A*                              4,600             160
   DST Systems*                                             850              73
   eBay (B)*                                            531,534          20,740
   Electronic Arts*                                     247,762          13,872
   Electronic Data Systems                               56,700           1,238
   EMC*                                                 175,900           3,659
   Exar*                                                 35,800             468
   F5 Networks*                                           2,100              78
   Fair Isaac                                            23,725             857
   Fairchild Semiconductor
      International*                                      1,700              32
   Fidelity National Information Services                 5,129             228
   Fiserv*                                               25,950           1,320
   Global Payments                                        4,000             177
   Google, Cl A*                                         97,015          55,034
   Harris                                                 6,000             347
   Hewlett-Packard                                      414,838          20,655
   Ingram Micro, Cl A*                                   86,400           1,694
   Integrated Device Technology*                          9,200             142
   Intel                                                495,036          12,802
   International Business Machines (B)                   96,936          11,419
   International Rectifier*                                 950              31
   Intersil, Cl A                                        33,650           1,125
   Intuit*                                              614,700          18,625
   Iron Mountain*                                         4,725             144
   Jabil Circuit                                          2,650              61
   Juniper Networks (B)*                                 98,450           3,604
   Kemet (B)*                                             6,000              44
   Kla-Tencor (B)                                        16,200             904
   Lam Research (B)*                                     26,300           1,401
   Lexmark International, Cl A*                          33,600           1,395
   Linear Technology (B)                                191,711           6,708
   LSI Logic (B)*                                         6,906              51
   Mastercard, Cl A                                       1,200             178
   McAfee*                                                4,400             153
   MEMC Electronic Materials*                             1,700             100
   Mettler Toledo International*                          3,500             357
   Microchip Technology                                   3,650             133
   Micron Technology (B)*                                 5,800              64
   Microsoft                                            794,488          23,406
   MKS Instruments*                                       1,750              33
   Molex                                                    700              19
   MoneyGram International                                1,700              38
   Motorola                                             193,750           3,590
   National Semiconductor                                24,800             673
   NAVTEQ*                                                2,150             168
   Network Appliance*                                    38,300           1,031
   Novell*                                                3,500              27
   Novellus Systems*                                      5,300             144
   Nvidia*                                               66,150           2,397
   Oracle*                                              157,785           3,416
   Paychex (B)                                          543,980          22,303

--------------------------------------------------------------------------------
                                                                  Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Perot Systems, Cl A*                                   6,700   $        113
   PMC - Sierra (B)*                                     35,650            299
   Polycom*                                              11,200            301
   QLogic*                                                4,300             58
   Qualcomm                                           1,111,562         46,975
   Red Hat*                                               3,800             75
   Research In Motion*                                  495,810         48,862
   Salesforce.com*                                        1,500             77
   SanDisk (B)*                                         238,150         13,122
   Sanmina-SCI*                                         147,400            312
   Seagate Technology (B)                               892,000         22,817
   Semtech*                                               5,750            118
   Sigma Designs (B)*                                    19,100            921
   Silicon Laboratories*                                    800             33
   Solectron (B)*                                       216,300            844
   SPSS*                                                  4,300            177
   Sun Microsystems*                                    106,000            595
   Sybase*                                                1,200             28
   SYKES Enterprises (B)*                                 6,800            113
   Symantec (B)*                                        205,327          3,979
   Synopsys*                                              2,789             76
   Tech Data*                                            15,593            626
   Tektronix                                             55,600          1,542
   Tellabs*                                               8,050             77
   Teradyne*                                              9,400            130
   Texas Instruments                                     44,100          1,614
   Unisys*                                                6,200             41
   Varian Semiconductor Equipment
      Associates*                                         7,950            425
   Verigy*                                                  863             21
   VeriSign*                                              7,450            251
   Vishay Intertechnology (B)*                           81,300          1,059
   Western Digital*                                      35,400            896
   Western Union                                      1,080,981         22,668
   Xerox*                                               210,400          3,648
   Xilinx                                                11,000            288
   Yahoo! (B)*                                          348,163          9,345
   Zebra Technologies, Cl A*                                450             16
   Zoran*                                                28,300            572
                                                                  -------------
                                                                       495,525
                                                                  -------------

MATERIALS -- 3.3%
   Air Products & Chemicals                               9,900            968
   AK Steel Holding*                                      2,000             88
   Alcan                                                  8,000            801
   Alcoa                                                180,100          7,046
   Allegheny Technologies                                 2,855            314
   Ashland                                               17,700          1,066
   Ball                                                   4,400            236
   Carpenter Technology                                     450             58
   Chemtura                                               4,350             39
   Crown Holdings*                                        3,000             68
   Dow Chemical                                         211,900          9,124


--------------------------------------------------------------------------------
50          SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   E.I. Du Pont de Nemours (B)                          110,200   $       5,462
   Eagle Materials                                        1,506              54
   Eastman Chemical                                      24,400           1,628
   Ecolab                                                11,200             529
   Florida Rock Industries (B)                              900              56
   Freeport-McMoRan Copper & Gold,
     Cl B (B)                                            15,410           1,616
   Hercules                                               3,250              68
   Huntsman                                               1,600              42
   International Flavors & Fragrances                     3,100             164
   International Paper                                  164,000           5,883
   Lubrizol                                              52,500           3,416
   Lyondell Chemical                                      2,900             134
   Martin Marietta Materials (B)                            550              73
   MeadWestvaco                                           2,450              72
   Methanex                                              58,300           1,481
   Monsanto                                              12,438           1,066
   Mosaic*                                                1,300              70
   Newmont Mining                                        10,000             447
   Nova Chemicals                                        19,700             760
   Nucor                                                107,100           6,369
   Olin                                                  25,000             559
   OM Group*                                             12,600             665
   Owens-Illinois*                                        2,750             114
   Pactiv*                                               20,700             593
   PPG Industries                                        71,400           5,394
   Praxair                                              235,800          19,751
   Quanex (B)                                            30,750           1,445
   Reliance Steel & Aluminum                              1,200              68
   Rock-Tenn, Cl A                                        3,000              87
   Rohm & Haas (B)                                       35,800           1,993
   RPM International                                      3,000              72
   Sealed Air (B)                                        21,000             537
   Sigma-Aldrich                                          2,700             132
   Smurfit-Stone Container*                              49,800             582
   Sonoco Products                                       20,200             610
   Southern Copper (B)                                   23,900           2,960
   Steel Dynamics (B)                                    58,900           2,751
   Temple-Inland                                          1,100              58
   Terra Industries*                                      5,700             178
   Titanium Metals (B)*                                   1,450              49
   Tronox, Cl B                                             655               6
   United States Steel                                   34,200           3,623
   Valspar                                               40,800           1,110
   Weyerhaeuser                                          35,107           2,538
                                                                  --------------
                                                                         95,073
                                                                  --------------

TELECOMMUNICATION SERVICES -- 4.3%
   Alltel                                                16,050           1,118
   American Tower, Cl A*                                175,604           7,646
   AT&T (B)                                           1,024,161          43,332
   Atlantic Tele-Network                                  7,700             280
   CenturyTel                                            97,400           4,502

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Citizens Communications (B)                           13,450   $         193
   Crown Castle International (B)*                      498,112          20,238
   Embarq                                                20,576           1,144
   Level 3 Communications (B)*                           14,400              67
   NII Holdings*                                          1,600             131
   Qwest Communications
      International (B)*                                 52,061             477
   SBA Communications, Cl A*                              2,550              90
   Sprint Nextel                                        834,932          15,864
   Telephone & Data Systems                               2,600             174
   Telephone & Data Systems,
     Special Shares                                       2,600             161
   US Cellular*                                           6,500             638
   Verizon Communications                               614,905          27,228
   Vodafone Group ADR (B)                                22,600             820
   Windstream                                            59,623             842
                                                                  --------------
                                                                        124,945
                                                                  --------------

UTILITIES -- 2.3%
   AES*                                                  94,550           1,895
   Allegheny Energy*                                     11,900             622
   Alliant Energy                                        51,100           1,958
   Ameren (B)                                            60,000           3,150
   American Electric Power                              131,700           6,069
   Aqua America (B)                                       1,333              30
   Centerpoint Energy (B)                                38,600             619
   Consolidated Edison (B)                               18,000             833
   Constellation Energy Group                            17,300           1,484
   Dominion Resources                                     5,900             497
   DTE Energy (B)                                        96,120           4,656
   Duke Energy                                           21,844             408
   Dynegy, Cl A*                                          6,800              63
   Edison International                                  40,300           2,235
   Energen                                               33,300           1,902
   Energy East                                            1,250              34
   Entergy                                               45,250           4,900
   Equitable Resources                                      900              47
   Exelon                                                28,600           2,155
   FirstEnergy                                          104,700           6,632
   FPL Group                                              6,900             420
   Great Plains Energy                                    3,550             102
   Idacorp                                                1,450              48
   Nicor                                                  2,350             101
   NiSource                                               3,250              62
   NRG Energy (B)*                                       45,800           1,937
   OGE Energy                                             6,100             202
   Pepco Holdings                                       111,000           3,006
   PG&E                                                  91,950           4,395
   Pinnacle West Capital (B)                             25,600           1,011
   PPL                                                    9,800             454
   Progress Energy                                       18,750             878
   Public Service Enterprise Group                       48,900           4,303
   Questar                                                8,400             441


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          51

SCHEDULE OF INVESTMENTS

Tax-Managed Large Cap Fund (Concluded)

September 30, 2007

--------------------------------------------------------------------------------
                                             Shares/Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Reliant Energy*                                       64,262   $       1,645
   Sempra Energy                                          7,450             433
   Southern (B)                                          13,800             501
   TECO Energy                                           92,100           1,513
   TXU                                                   20,000           1,369
   UGI                                                    9,400             244
   Wisconsin Energy                                      18,200             820
   Xcel Energy                                          118,800           2,559
                                                                  --------------
                                                                         66,633
                                                                  --------------

Total Common Stock
   (Cost $2,065,693) ($ Thousands)                                    2,803,027
                                                                  --------------

                                                      Number of
                                                       Warrants
                                                  -------------
WARRANTS -- 0.0%
   Lucent Technologies,
     Expires 12/10/07*                                   10,000              --
                                                                  --------------
Total Warrants
   (Cost $--) ($ Thousands)                                                  --
                                                                  --------------

CORPORATE OBLIGATION (C) (E) -- 0.2%

FINANCIALS -- 0.2%
   SLM EXL, Ser S
       5.763%, 10/15/07                           $       6,280           6,280
                                                                  --------------
Total Corporate Obligation
   (Cost $6,280) ($ Thousands)                                            6,280
                                                                  --------------

ASSET-BACKED SECURITY (C) (E) (F) -- 0.2%

MORTGAGE RELATED SECURITY -- 0.2%
   Duke Funding, Ser 2004-6B, Cl A1S1
       5.430%, 10/09/07                                   4,282           4,282
                                                                  --------------
Total Asset-Backed Security
   (Cost $4,282) ($ Thousands)                                            4,282
                                                                  --------------

CASH EQUIVALENTS** -- 15.7%
   Merrill Lynch EBP Master,
     4.035%                                           4,160,417           4,160
   SEI Daily Income Trust,
     Prime Obligation Fund,
     Cl A, 5.350% ++                                 88,553,335          88,553
   SEI Liquidity Fund LP,
     5.367% ++ (C)                                  363,520,279         363,520
                                                                  --------------
Total Cash Equivalents
   (Cost $456,233) ($ Thousands)                                        456,233
                                                                  --------------

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (A) (D) -- 0.1%
   U.S. Treasury Bills
     3.965%, 11/23/07                             $       3,140   $       3,124
     3.439%, 12/20/07                                       100              99
                                                                  --------------
Total U.S. Treasury Obligations
   (Cost $3,221) ($ Thousands)                                            3,223
                                                                  --------------
Total Investments -- 113.0%
   (Cost $2,535,709) ($ Thousands)                                $   3,273,045
                                                                  ==============

A summary of the open futures contracts held by the Fund at September 30, 2007, is as follows (see Note 2 in Notes to Financial Statements):

--------------------------------------------------------------------------------
                                         NUMBER OF                   UNREALIZED
TYPE OF                                  CONTRACTS   EXPIRATION   APPRECIATION
CONTRACT                              LONG (SHORT)         DATE   ($ THOUSANDS)
--------------------------------------------------------------------------------

S&P 500 Composite Index                       172      Dec-2007       $   2,331
S&P 400 Index E-MINI                          108      Dec-2007             283
                                                                      ----------
                                                                      $   2,614
                                                                      ==========

Percentages are based on Net Assets of $2,897,577 ($ Thousands).

*     Non-Income Producing Security.

**    Rate shown is the 7-day effective yield as of September 30, 2007.

+     Real Estate Investment Trust.

++    Investment in Affiliated Security (see Note 3).

(A) Security, or portion thereof, has been pledged as collateral on open futures contracts.

(B) This security or a partial position of this security is on loan at September 30, 2007 (see Note 7). The total market value of securities on loan at September 30, 2007 was $363,051 ($ Thousands).

(C) This security was purchased with cash collateral held from securities on loan (see Note 7). The total market value of such securities as of September 30, 2007 was $374,082 ($ Thousands).

(D)   The rate reported is the effective yield at time of purchase.

(E) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2007.

(F) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

ADR -- American Depositary Receipt
Cl -- Class
EXL -- Extendable Maturity
LLC -- Limited Liability Company
LP -- Limited Partnership
Ser -- Series

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
52          SEI Institutional Managed Trust / Annual Report / September 30, 2007

Large Cap Diversified Alpha Fund

September 30, 2007
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS# (UNAUDITED):

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

13.9%   Information Technology
12.9%   Financials
10.7%   Consumer Discretionary
 9.9%   Health Care
 9.5%   Short-Term Investment
 8.8%   Industrials
 7.8%   Asset-Backed Securities
 7.3%   Energy
 6.0%   Consumer Staples
 4.4%   U.S. Government Agency Mortgage-Backed Obligations
 3.1%   Materials
 2.8%   Telecommunication Services
 2.5%   Utilities
 0.4%   U.S. Treasury Obligations
 0.0%   Purchased Options

#Percentages based on total investments

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------

COMMON STOCK -- 92.7%

CONSUMER DISCRETIONARY -- 12.8%
   Abercrombie & Fitch, Cl A (D)                         22,400   $       1,808
   Aeropostale (D)*                                       5,150              98
   Amazon.com*                                           15,000           1,397
   American Eagle Outfitters (D)                         73,700           1,939
   AnnTaylor Stores (D)*                                 49,197           1,558
   Asbury Automotive Group                               20,100             398
   Autozone*                                              6,283             730
   Barnes & Noble (D)                                    30,000           1,058
   Best Buy (D)                                         128,595           5,918
   Big Lots (D)*                                         98,951           2,953
   BorgWarner                                               700              64
   Brinker International (D)                            110,094           3,021
   Cablevision Systems, Cl A (D)*                       103,488           3,616
   Career Education*                                     13,000             364
   Carmax*                                               11,800             240
   Carnival                                               1,800              87
   CBS, Cl B (D)                                         39,883           1,256
   Central European Media
      Entertainment, Cl A*                                2,700             248
   Cheesecake Factory (D)*                               52,300           1,227
   Chico's FAS (D)*                                      46,500             653
   Choice Hotels International                            9,156             345
   Clear Channel Communications                          17,403             652
   Coach (D)*                                            79,595           3,762
   Comcast, Cl A (D)*                                   121,466           2,937
   CROCS*                                                10,600             713
   Darden Restaurants (D)                                36,318           1,520
   Dick's Sporting Goods*                                 1,800             121
   DIRECTV Group (D)*                                   368,213           8,940
   Discovery Holding, Cl A*                              32,700             943
   Dollar Tree Stores (D)*                               54,300           2,201
   Dow Jones                                              3,800             227
   DreamWorks Animation SKG, Cl A*                        1,900              64

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Eastman Kodak (D)                                     34,263   $         917
   EchoStar Communications, Cl A (D)*                   183,722           8,600
   Expedia*                                              29,100             928
   Family Dollar Stores                                  10,300             274
   Ford Motor (D)                                       478,882           4,066
   GameStop, Cl A*                                       10,200             575
   Gannett                                                7,931             347
   Garmin                                                 9,100           1,087
   General Motors (D)                                    78,592           2,884
   Gentex (D)                                            87,100           1,867
   Genuine Parts                                          6,263             313
   Goodyear Tire & Rubber (D)*                           60,611           1,843
   Group 1 Automotive                                     3,000             101
   Guess?                                                 8,200             402
   Gymboree (D)*                                         34,400           1,212
   Hanesbrands (D)*                                     130,853           3,672
   Harley-Davidson                                       21,533             995
   Harman International Industries                        4,400             381
   Harrah's Entertainment                                 8,027             698
   Hasbro (D)                                            75,900           2,116
   Hilton Hotels                                          3,495             163
   Home Depot                                            46,100           1,496
   IAC/InterActive*                                      43,209           1,282
   Idearc                                                73,655           2,318
   International Game Technology                        200,421           8,638
   Interpublic Group (D)*                               217,786           2,261
   ITT Educational Services*                             13,300           1,618
   J Crew Group*                                         16,300             676
   J.C. Penney (D)                                       24,283           1,539
   Jack in the Box (D)*                                  12,700             823
   Jarden*                                                6,000             186
   John Wiley & Sons, Cl A                                2,700             121
   Johnson Controls (D)                                  24,693           2,917
   Jos. A. Bank Clothiers*                               14,100             471
   Kohl's*                                               48,970           2,807
   Lamar Advertising, Cl A (D)                           33,235           1,628
   Liberty Global, Cl A (D)*                             86,004           3,528
   Liberty Media Holding-Capital, Ser A*                 13,000           1,623
   Liberty Media Holding-Interactive,
      Cl A*                                              13,400             257
   Macy's                                                 3,424             111
   Magna International, Cl A                             16,900           1,628
   Marriott International, Cl A                          59,154           2,571
   Mattel                                                60,700           1,424
   McDonald's (D)                                        70,042           3,815
   McGraw-Hill (D)                                       40,748           2,074
   Meredith                                               4,900             281
   MGM Mirage*                                          102,900           9,203
   Mohawk Industries*                                     1,200              98
   Morgans Hotel Group*                                  17,400             378
   Newell Rubbermaid                                     13,602             392
   News, Cl A                                            66,977           1,473
   Nike, Cl B                                            10,624             623


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          53

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------

   Nordstrom                                              6,600   $         309
   Nutri/System*                                         25,400           1,191
   NVR*                                                   3,100           1,458
   Office Depot (D)*                                     16,757             346
   OfficeMax                                              5,400             185
   Omnicom Group                                         10,548             507
   Orient-Express Hotels, Cl A                            2,600             133
   Papa John's International*                             4,700             115
   Penn National Gaming*                                  4,400             260
   Penske Auto Group (D)                                 72,473           1,467
   PetSmart                                               1,300              41
   Phillips-Van Heusen                                   23,200           1,218
   Polo Ralph Lauren                                      9,800             762
   R.H. Donnelley (D)*                                   12,000             672
   RadioShack                                            24,200             500
   Regal Entertainment Group, Cl A                        3,300              72
   Rent-A-Center*                                         4,900              89
   Reuters Group ADR*                                    61,000           4,835
   Ross Stores                                            7,000             179
   Royal Caribbean Cruises                                2,300              90
   Saks                                                  21,900             376
   Sears Holdings*                                          809             103
   Service International                                 42,900             553
   Shaw Communications, Cl B (D)*                        87,200           2,166
   Sherwin-Williams (D)                                  34,780           2,285
   Snap-On                                               13,151             652
   Staples                                              320,000           6,877
   Station Casinos                                        6,500             569
   Steven Madden                                         15,100             286
   Target                                                 6,145             391
   Tiffany                                                8,600             450
   Tim Hortons                                            7,087             247
   Time Warner (D)                                      331,467           6,086
   Time Warner Cable, Cl A*                               2,800              92
   TravelCenters of America LLC*                              1              --
   Tribune                                                  800              22
   TRW Automotive Holdings (D)*                          64,246           2,035
   Tween Brands*                                         11,000             361
   Urban Outfitters*                                     13,600             296
   VF                                                    19,444           1,570
   Viacom, Cl B (D)*                                     42,400           1,652
   WABCO Holdings*                                        1,400              65
   Walt Disney (D)                                      252,179           8,672
   Warnaco Group*                                         6,600             258
   Warner Music Group                                    10,940             111
   Washington Post, Cl B                                    180             145
   Weight Watchers International                        121,300           6,982
   Whirlpool (D)                                         27,580           2,457
   Williams-Sonoma                                       40,100           1,308
   Wyndham Worldwide (D)                                 63,077           2,066
   Wynn Resorts                                          12,200           1,922
   Yum! Brands (D)                                      116,510           3,942
                                                                  --------------
                                                                        212,185
                                                                  --------------

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 7.1%
   Alberto-Culver                                        12,800   $         317
   Altria Group (D)                                     120,503           8,379
   Anheuser-Busch (D)                                    49,324           2,466
   Archer-Daniels-Midland (D)                           105,136           3,478
   Avon Products                                         16,300             612
   BJ's Wholesale Club*                                  14,580             484
   Bunge                                                  2,900             312
   Campbell Soup                                          3,771             140
   Church & Dwight                                       10,400             489
   Coca-Cola (D)                                         57,605           3,311
   Colgate-Palmolive                                     21,912           1,563
   ConAgra Foods                                         19,000             497
   Corn Products International                           14,900             683
   CVS                                                    6,888             273
   Dean Foods                                            46,721           1,195
   Energizer Holdings*                                    7,700             854
   Estee Lauder, Cl A                                     8,100             344
   General Mills (D)                                     57,400           3,330
   Hansen Natural (D)*                                   26,700           1,513
   Herbalife                                             57,000           2,591
   HJ Heinz                                              12,874             595
   Hormel Foods                                          10,800             386
   JM Smucker                                             9,200             491
   Kellogg                                               10,175             570
   Kimberly-Clark (D)                                    41,135           2,890
   Kraft Foods, Cl A                                      6,739             233
   Kroger (D)                                           292,394           8,339
   Loews - Carolina                                      13,250           1,090
   McCormick                                              2,653              95
   Molson Coors Brewing, Cl B                            14,900           1,485
   NBTY (D)*                                             56,500           2,294
   Pepsi Bottling Group (D)                              58,871           2,188
   PepsiCo (D)                                           95,747           7,014
   Procter & Gamble (D)                                 222,049          15,619
   Reynolds American (D)                                 33,634           2,139
   Rite Aid*                                            228,877           1,057
   Safeway (D)                                          118,706           3,930
   Smithfield Foods*                                     53,717           1,692
   Supervalu (D)                                         68,963           2,690
   Sysco                                                 28,448           1,012
   Tyson Foods, Cl A (D)                                271,172           4,840
   UST                                                   13,900             689
   Wal-Mart Stores (D)                                  280,919          12,262
   Walgreen                                             230,800          10,903
   WM Wrigley Jr.                                        10,400             668
                                                                  --------------
                                                                        118,002
                                                                  --------------

ENERGY -- 8.7%
   Anadarko Petroleum                                    11,000             591
   Apache                                                   522              47
   Baker Hughes                                             530              48
   Cabot Oil & Gas                                       13,600             478


--------------------------------------------------------------------------------
54           SEI Institutional Managed Trust / Annual Report /September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Cameron International (D)*                            28,888   $       2,666
   Cheniere Energy*                                       1,900              74
   Chesapeake Energy (D)                                 93,900           3,311
   Chevron (D)                                          246,959          23,110
   Cimarex Energy (D)                                    28,900           1,077
   ConocoPhillips (D)                                   115,386          10,127
   Devon Energy                                           6,079             506
   Dresser-Rand Group (D)*                               46,200           1,973
   EnCana (D)                                            21,900           1,355
   Exxon Mobil (D)                                      492,641          45,599
   FMC Technologies (D)*                                 40,656           2,344
   Forest Oil*                                            1,200              52
   Frontier Oil                                          39,800           1,657
   Frontline (D)*                                        18,200             879
   Global Industries*                                     8,500             219
   GlobalSantaFe                                          5,518             419
   Grant Prideco*                                         1,100              60
   Halliburton (D)                                       95,789           3,678
   Helmerich & Payne                                     57,400           1,884
   Hess                                                  48,566           3,231
   Holly (D)                                             32,700           1,956
   Hornbeck Offshore Services (D)*                       36,800           1,351
   Marathon Oil (D)                                     145,340           8,287
   Murphy Oil                                             3,300             231
   National Oilwell Varco*                                6,100             881
   Noble (D)                                             36,700           1,800
   Noble Energy                                           3,000             210
   Occidental Petroleum (D)                              46,600           2,986
   Oceaneering International*                               900              68
   Patterson-UTI Energy (D)                              75,000           1,693
   Petro-Canada (D)                                      40,000           2,296
   Pride International (D)*                              46,502           1,700
   Quicksilver Resources*                                 1,000              47
   Range Resources                                        3,000             122
   Schlumberger                                          26,100           2,741
   Smith International                                    1,300              93
   Southwestern Energy*                                   3,000             126
   Sunoco (D)                                            48,700           3,447
   Superior Energy Services*                              2,400              85
   Teekay Shipping                                        3,400             200
   Tesoro                                                22,700           1,045
   Tidewater                                                800              50
   Transocean (D)*                                       16,000           1,809
   Valero Energy (D)                                     69,800           4,689
   W&T Offshore                                           1,853              45
   Weatherford International*                             2,400             161
   Western Refining                                         900              37
   Williams                                               4,000             136
   XTO Energy                                             5,833             361
                                                                  --------------
                                                                        144,038
                                                                  --------------

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
FINANCIALS -- 15.0%
   A.G. Edwards                                          17,592   $       1,473
   ACE                                                   42,690           2,586
   Aflac                                                  7,716             440
   Alleghany*                                               708             287
   Allied Capital                                           292               9
   Allied World Assurance Holdings                        1,200              62
   Allstate (D)                                          75,532           4,320
   AMBAC Financial Group (D)                             21,800           1,371
   American Capital Strategies                           10,106             432
   American Express                                      11,715             696
   American Financial Group (D)                          96,695           2,758
   American Financial Realty Trust+                      22,600             182
   American International Group (D)                     101,739           6,883
   American National Insurance                            1,733             228
   AmeriCredit*                                          15,286             269
   Ameriprise Financial                                   6,888             435
   Annaly Capital Management+                            36,600             583
   AON (D)                                               63,004           2,823
   Apartment Investment & Management,
      Cl A+                                               1,241              56
   Arch Capital Group*                                    1,700             126
   Archstone-Smith Trust+                                   730              44
   Arthur J. Gallagher                                    5,440             158
   Ashford Hospitality Trust+                            92,000             925
   Assurant (D)                                          35,707           1,910
   AvalonBay Communities+ (D)                            12,218           1,442
   Axis Capital Holdings                                 16,200             630
   Bank of America (D)                                  265,242          13,334
   Bank of New York Mellon                               33,272           1,469
   Bankunited Financial, Cl A                             5,800              90
   BB&T                                                  16,339             660
   BOK Financial                                          1,693              87
   Boston Properties+                                     2,384             248
   Brandywine Realty Trust+ (D)                          56,500           1,430
   Capital One Financial (D)                             43,601           2,896
   Capitol Federal Financial                              1,321              45
   CB Richard Ellis Group, Cl A*                          4,200             117
   Charles Schwab                                       139,994           3,024
   Chubb (D)                                             75,818           4,067
   CIT Group (D)                                         27,864           1,120
   Citigroup (D)                                        297,056          13,864
   CME Group                                             15,674           9,206
   Colonial BancGroup                                     7,500             162
   Colonial Properties Trust+                             1,000              34
   Comerica (D)                                          42,645           2,187
   Credicorp (D)                                         21,700           1,469
   Crystal River Capital+                                 4,100              69
   Discover Financial Services (D)*                      81,693           1,699
   Duke Realty+                                           1,400              47
   Eaton Vance (D)                                       52,700           2,106


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          55

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Everest Re Group                                       8,300   $         915
   Fannie Mae                                             5,447             331
   Fidelity National Financial, Cl A                     11,420             200
   First American                                         8,500             311
   First Citizens BancShares, Cl A                        1,771             309
   First Marblehead                                       2,900             110
   Forest City Enterprises, Cl A                         10,630             586
   Franklin Resources (D)                                60,595           7,726
   Freddie Mac                                            6,587             389
   General Growth Properties+ (D)                        36,300           1,946
   Genworth Financial, Cl A                               9,700             298
   Goldman Sachs Group (D)                               38,124           8,263
   Hanover Insurance Group (D)                           24,200           1,069
   Hartford Financial Services Group                     25,969           2,403
   HCP+                                                   9,800             325
   Health Care+                                           1,700              75
   Hospitality Properties Trust+                          9,687             394
   Host Hotels & Resorts+                                24,848             558
   Hudson City Bancorp                                   85,200           1,310
   Huntington Bancshares                                 51,200             869
   IntercontinentalExchange*                             75,400          11,453
   iStar Financial+ (D)                                  52,100           1,771
   Janus Capital Group (D)                              101,410           2,868
   Jones Lang LaSalle (D)                                34,691           3,565
   JPMorgan Chase (D)                                   441,773          20,242
   Keycorp (D)                                           78,501           2,538
   Lehman Brothers Holdings (D)                          32,118           1,983
   Leucadia National                                      1,200              58
   Lincoln National                                      12,974             856
   Loews (D)                                            199,705           9,656
   Macerich+                                                500              44
   Markel*                                                1,294             626
   Marsh & McLennan                                     100,765           2,570
   MBIA (D)                                              28,400           1,734
   Merrill Lynch (D)                                     99,755           7,111
   Metlife (D)                                           45,948           3,204
   Montpelier Re Holdings                                24,300             430
   Moody's (D)                                           26,318           1,326
   Morgan Stanley (D)                                    83,374           5,253
   National City                                         17,702             444
   National Financial Partners                            7,100             376
   Nationwide Financial Services, Cl A                    5,300             285
   Newcastle Investment+                                 51,600             909
   NewStar Financial*                                     5,600              63
   Northern Trust                                        11,843             785
   NorthStar Realty Finance+ (D)                        128,800           1,279
   NYSE Euronext                                          2,800             222
   People's United Financial                              7,168             124
   Philadelphia Consolidated Holding*                     2,100              87
   PMI Group (D)                                         54,200           1,772
   PNC Financial Services Group (D)                      43,075           2,933
   Popular                                               97,800           1,201

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Prudential Financial                                   6,400   $         625
   Public Storage+                                       16,660           1,310
   Raymond James Financial                                3,796             125
   Rayonier+ (D)                                         48,341           2,322
   Regions Financial                                     25,397             749
   Safeco                                                38,289           2,344
   Simon Property Group+                                    929              93
   SL Green Realty+                                       4,157             485
   SLM                                                    2,570             128
   Sovereign Bancorp                                      2,800              48
   State Street                                             330              22
   SunTrust Banks (D)                                    34,021           2,574
   Synovus Financial                                        959              27
   T. Rowe Price Group                                      254              14
   Taubman Centers+                                       1,900             104
   TD Ameritrade Holding*                                82,800           1,509
   Torchmark                                              3,671             229
   Transatlantic Holdings                                17,049           1,199
   Travelers (D)                                        223,969          11,275
   UnionBanCal                                           31,800           1,857
   UnumProvident                                         14,200             347
   US Bancorp                                            38,810           1,262
   Wachovia (D)                                          83,496           4,187
   Washington Mutual (D)                                 67,900           2,398
   Wells Fargo (D)                                      120,912           4,307
   White Mountains Insurance Group                          100              52
   XL Capital, Cl A                                      13,500           1,069
   Zions Bancorporation                                     115               8
                                                                  --------------
                                                                        247,382
                                                                  --------------

HEALTH CARE -- 11.8%
   Abbott Laboratories (D)                               53,775           2,883
   Aetna (D)                                             70,110           3,805
   Allergan                                             150,494           9,702
   AmerisourceBergen (D)                                135,870           6,159
   Amgen*                                                 5,752             325
   Analogic                                              14,400             918
   Bausch & Lomb                                          5,000             320
   Baxter International                                  53,010           2,983
   Becton Dickinson (D)                                  30,348           2,490
   Biogen Idec (D)*                                      16,300           1,081
   Biovail (D)                                           58,800           1,021
   Bristol-Myers Squibb                                  45,764           1,319
   C.R. Bard                                              1,300             115
   Cardinal Health (D)                                  123,435           7,718
   Celgene*                                              36,574           2,608
   Cephalon*                                                397              29
   Cerner*                                               14,800             885
   Charles River Laboratories
      International (D)*                                 22,600           1,269
   Cigna (D)                                            105,509           5,623
   Covance*                                              11,900             927


--------------------------------------------------------------------------------
56          SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Coventry Health Care*                                  5,377   $         335
   Covidien (D)*                                         90,965           3,775
   Cubist Pharmaceuticals*                               24,300             514
   Cutera*                                                7,300             191
   Cytyc*                                                15,200             724
   Dade Behring Holdings                                  6,200             473
   Edwards Lifesciences*                                    700              35
   Eli Lilly (D)                                         29,189           1,662
   Endo Pharmaceuticals Holdings*                        26,600             825
   Express Scripts (D)*                                  69,100           3,857
   Forest Laboratories (D)*                              31,422           1,172
   Genentech (D)*                                       197,625          15,419
   Genzyme (D)*                                          34,284           2,124
   Gilead Sciences (D)*                                  80,200           3,278
   Health Net (D)*                                      120,264           6,500
   Henry Schein*                                          4,443             270
   Hillenbrand Industries                                23,822           1,311
   HLTH*                                                 31,349             444
   Hologic*                                              13,200             805
   Hospira*                                               6,997             290
   Humana (D)*                                           54,480           3,807
   Idexx Laboratories*                                      400              44
   Intuitive Surgical*                                    5,200           1,196
   Invitrogen (D)*                                       44,700           3,653
   Johnson & Johnson (D)                                154,975          10,182
   Kinetic Concepts*                                      8,400             473
   King Pharmaceuticals*                                109,998           1,289
   Laboratory of America Holdings*                        8,545             669
   LifePoint Hospitals*                                   2,200              66
   Manor Care                                             6,583             424
   McKesson (D)                                         103,470           6,083
   Medco Health Solutions (D)*                           91,729           8,291
   Medtronic (D)                                         66,792           3,768
   Mentor                                                13,600             626
   Merck (D)                                             92,536           4,783
   Mylan Laboratories                                    14,500             231
   OSI Pharmaceuticals*                                  20,300             690
   PDL BioPharma*                                        64,500           1,394
   PerkinElmer                                            9,500             278
   Pfizer (D)                                           521,730          12,746
   Providence Service*                                    1,700              50
   Quidel*                                               56,400           1,103
   Respironics*                                             800              39
   Schering-Plough                                       51,296           1,623
   Sierra Health Services*                                7,974             337
   St. Jude Medical*                                      3,700             163
   Stryker*                                              15,004           1,032
   Tenet Healthcare*                                     37,589             126
   Thermo Fisher Scientific*                             34,012           1,963
   UnitedHealth Group (D)                               278,517          13,489
   VCA Antech*                                            9,400             393
   Warner Chilcott, Cl A*                                 3,500              62
   Waters (D)*                                           29,363           1,965

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Watson Pharmaceuticals*                                1,400   $          45
   WellCare Health Plans*                                 7,800             822
   WellPoint (D)*                                        55,045           4,344
   Wyeth                                                 52,081           2,320
   Zimmer Holdings*                                     113,300           9,176
                                                                  --------------
                                                                        195,929
                                                                  --------------
INDUSTRIALS -- 10.6%
   3M (D)                                                21,145           1,979
   Acuity Brands                                          9,400             474
   Administaff                                            8,100             294
   AGCO*                                                 11,600             589
   Allied Waste Industries*                               2,877              37
   American Standard                                      2,400              85
   AMR (D)*                                              27,258             608
   Armstrong World Industries*                           10,233             415
   Avery Dennison                                           430              25
   Avis Budget Group*                                     8,035             184
   BE Aerospace*                                          4,900             203
   Boeing (D)                                           153,716          16,139
   Brink's                                                  700              39
   Burlington Northern Santa Fe                           1,828             148
   C.H. Robinson Worldwide (D)                           41,540           2,255
   Caterpillar (D)                                       22,500           1,765
   ChoicePoint (D)*                                      33,700           1,278
   Con-way                                                5,311             244
   Continental Airlines, Cl B*                            9,572             316
   Cooper Industries, Cl A                                  800              41
   Corrections of America*                               20,900             547
   Crane                                                  3,500             168
   CSX                                                    1,942              83
   Cummins (D)                                           20,800           2,660
   Danaher                                                  845              70
   Deere                                                  5,000             742
   Delta Air Lines*                                     170,429           3,059
   Dover                                                 17,400             887
   Dun & Bradstreet (D)                                  19,574           1,930
   Eaton (D)                                             29,600           2,932
   Emerson Electric                                       4,418             235
   Expeditors International Washington                  150,000           7,095
   FedEx (D)                                             16,727           1,752
   Flowserve (D)                                         15,498           1,181
   Fluor                                                 15,980           2,301
   Foster Wheeler*                                        4,500             591
   Gardner Denver (D)*                                   33,600           1,310
   General Cable*                                        15,314           1,028
   General Dynamics                                       9,682             818
   General Electric (D)                                 488,215          20,212
   Goodrich (D)                                          31,500           2,149
   Harsco (D)                                            28,900           1,713
   Hertz Global Holdings*                                14,018             318
   Honeywell International (D)                          103,169           6,135
   Hubbell, Cl B                                          8,829             504


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          57

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Huron Consulting Group*                               12,400   $         900
   Illinois Tool Works                                    2,300             137
   Ingersoll-Rand, Cl A                                  12,600             686
   ITT                                                   14,518             986
   Jacobs Engineering Group*                             42,449           3,208
   JB Hunt Transport Services                            22,900             602
   Kansas City Southern*                                  2,500              80
   KBR*                                                   7,153             277
   L-3 Communications Holdings (D)                       12,400           1,267
   Labor Ready*                                          39,000             722
   Laidlaw International                                 10,500             370
   Landstar System                                        3,900             164
   Lennox International                                  40,820           1,380
   Lockheed Martin (D)                                   60,672           6,582
   Manitowoc                                              9,400             416
   Manpower                                              42,776           2,753
   Masco                                                 62,300           1,443
   McDermott International*                               2,600             141
   MSC Industrial Direct, Cl A (D)                       30,100           1,523
   Norfolk Southern (D)                                  76,500           3,971
   Northrop Grumman (D)                                  48,883           3,813
   Northwest Airlines*                                   38,663             688
   Owens Corning*                                        13,498             338
   Paccar                                                 6,992             596
   Pall                                                  12,300             478
   Parker Hannifin (D)                                   37,026           4,141
   Pitney Bowes                                             274              12
   Precision Castparts (D)                               21,380           3,164
   Quanta Services*                                      18,797             497
   Raytheon (D)                                          96,091           6,133
   Republic Services                                     28,000             916
   Robert Half International                             57,300           1,711
   Rockwell Automation (D)                               31,600           2,197
   Rockwell Collins                                       1,154              84
   Roper Industries                                         238              16
   RR Donnelley & Sons (D)                               72,739           2,659
   Ryder System (D)                                      66,156           3,242
   Shaw Group*                                           21,374           1,242
   Spirit Aerosystems Holdings, Cl A*                       917              36
   SPX (D)                                               11,883           1,100
   Steelcase, Cl A                                        5,098              92
   Stericycle (D)*                                       41,370           2,365
   Sunpower, Cl A*                                          800              66
   Teleflex                                               2,400             187
   Terex*                                                 8,600             766
   Thomas & Betts (D)*                                   26,400           1,548
   Timken (D)                                            43,100           1,601
   Trinity Industries                                    33,400           1,254
   Tyco International (D)                                76,226           3,380
   UAL*                                                   2,100              98
   Union Pacific                                         11,639           1,316
   United Parcel Service, Cl B                          105,659           7,935
   United Rentals*                                       17,400             560

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   United Technologies                                    5,204   $         419
   URS*                                                  17,756           1,002
   Waste Management (D)                                  31,900           1,204
   WESCO International*                                  26,763           1,149
   WW Grainger (D)                                       16,600           1,514
                                                                  --------------
                                                                        174,665
                                                                  --------------
INFORMATION TECHNOLOGY -- 16.6%
   Accenture, Cl A                                       18,100             729
   Activision*                                           19,600             423
   ADC Telecommunications*                                3,200              63
   Adobe Systems*                                         4,700             205
   Agilent Technologies (D)*                             53,545           1,975
   Akamai Technologies*                                   5,556             160
   Alliance Data Systems*                                 5,700             441
   Amdocs*                                               21,045             783
   Analog Devices                                         3,500             127
   Apple*                                                13,848           2,126
   Applied Materials (D)                                105,395           2,182
   Arrow Electronics (D)*                               138,682           5,897
   Atmel*                                                67,028             346
   Autodesk*                                              2,300             115
   Automatic Data Processing                             33,501           1,539
   Avaya*                                                14,674             249
   Avnet (D)*                                            84,189           3,356
   BMC Software*                                         55,895           1,746
   Cadence Design Systems (D)*                           79,152           1,756
   CDW                                                    1,477             129
   Ceridian*                                             21,500             747
   Check Point Software
      Technologies (D)*                                  74,900           1,886
   Cisco Systems (D)*                                   247,530           8,196
   Cognizant Technology Solutions,
      Cl A*                                               2,500             199
   CommScope*                                             5,900             296
   Computer Sciences (D)*                                49,476           2,766
   Compuware (D)*                                       199,800           1,602
   Convergys*                                            52,182             906
   Corning                                               32,281             796
   Cypress Semiconductor*                                 2,400              70
   Dell*                                                 14,107             389
   Diebold                                                1,800              82
   DST Systems*                                           4,021             345
   eBay (D)*                                            314,900          12,287
   Electronic Data Systems (D)                          160,637           3,508
   EMC (D)*                                             159,100           3,309
   Emulex*                                                6,600             126
   Exar*                                                 45,000             588
   F5 Networks*                                           5,800             216
   Factset Research Systems                              12,300             843
   Fair Isaac (D)                                        19,700             711
   Fairchild Semiconductor
      International*                                     61,648           1,152


--------------------------------------------------------------------------------
58          SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Fidelity National Information
      Services                                           12,646   $         561
   Fiserv (D)*                                           52,105           2,650
   Google, Cl A (D)*                                     30,920          17,540
   Harris (D)                                            22,223           1,284
   Hewitt Associates, Cl A*                               7,000             245
   Hewlett-Packard (D)                                  356,009          17,726
   Ingram Micro, Cl A (D)*                              242,812           4,762
   Integrated Device Technology*                         61,400             950
   Intel (D)                                            129,433           3,347
   InterDigital*                                          2,200              46
   International Business Machines (D)                   88,028          10,370
   Intersil, Cl A (D)                                    52,300           1,748
   Intuit (D)*                                          323,900           9,814
   Jabil Circuit                                         56,311           1,286
   Juniper Networks*                                    123,400           4,518
   Kla-Tencor (D)                                        30,700           1,712
   Lam Research (D)*                                     74,756           3,981
   Lexmark International, Cl A*                           2,600             108
   LSI Logic*                                            23,125             172
   Mastercard, Cl A                                      12,200           1,805
   McAfee*                                               19,600             683
   MEMC Electronic Materials*                             9,574             564
   Mettler Toledo International (D)*                     26,862           2,740
   Microsoft (D)                                        626,496          18,457
   NAVTEQ*                                                2,300             179
   NCR (D)*                                              57,539           2,865
   Netlogic Microsystems*                                 6,100             220
   Network Appliance*                                    59,000           1,588
   Novellus Systems*                                      4,703             128
   Nvidia*                                               25,300             917
   Oracle (D)*                                          217,908           4,718
   Paychex                                              180,000           7,380
   PMC - Sierra*                                        132,100           1,108
   Progress Software*                                     5,600             170
   QLogic*                                               69,500             935
   Qualcomm (D)                                         341,400          14,428
   Rambus*                                                6,100             117
   Red Hat*                                               3,400              68
   Research In Motion (D)*                              148,500          14,635
   Riverbed Technology*                                  21,000             848
   Salesforce.com*                                        1,300              67
   SanDisk*                                             111,800           6,160
   Seagate Technology                                   350,800           8,973
   Silicon Laboratories (D)*                             44,100           1,842
   Solectron*                                            59,180             231
   SPSS*                                                 12,500             514
   SYKES Enterprises*                                    21,300             354
   Symantec (D)*                                        213,856           4,145
   Synopsys*                                             16,128             437
   Tech Data (D)*                                        86,268           3,461
   Tektronix (D)                                         37,700           1,046
   Texas Instruments (D)                                146,171           5,348
   Total System Services                                 11,700             325

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Tyco Electronics*                                     93,363   $       3,308
   Unisys*                                              103,099             682
   Varian Semiconductor Equipment
      Associates*                                        31,000           1,659
   VeriFone Holdings*                                     2,300             102
   VeriSign*                                             24,640             831
   Vishay Intertechnology*                               62,427             813
   WebMD Health, Cl A*                                   10,548             550
   Western Union                                        312,404           6,551
   Xerox (D)*                                           145,608           2,525
   Xilinx                                                 6,900             180
   Zebra Technologies, Cl A (D)*                         29,500           1,076
   Zoran*                                                27,000             545
                                                                  --------------
                                                                        274,465
                                                                  --------------
MATERIALS -- 3.8%
   AK Steel Holding*                                     14,900             655
   Albemarle                                              9,900             438
   Alcan (D)                                             12,400           1,241
   Alcoa                                                 15,900             622
   Allegheny Technologies                                 7,300             803
   Ashland                                               13,500             813
   Ball (D)                                              33,900           1,822
   Cabot                                                  6,100             217
   Celanese, Ser A                                       20,300             791
   Cleveland-Cliffs                                       4,900             431
   Commercial Metals                                     21,327             675
   Crown Holdings (D)*                                  143,517           3,266
   Domtar*                                               29,100             239
   Dow Chemical (D)                                      57,280           2,466
   E.I. Du Pont de Nemours                                8,400             416
   Eastman Chemical                                      15,138           1,010
   Ecolab                                                18,998             897
   Florida Rock Industries                                7,200             450
   FMC                                                   40,244           2,094
   Freeport-McMoRan Copper & Gold,
      Cl B                                               11,350           1,191
   International Flavors & Fragrances                    11,200             592
   International Paper (D)                               61,847           2,218
   Lubrizol                                               5,000             325
   Lyondell Chemical                                     10,600             491
   Martin Marietta Materials                              5,400             721
   Methanex (D)                                          41,100           1,044
   Monsanto (D)                                          32,912           2,822
   Mosaic*                                               50,700           2,713
   Nalco Holding                                         15,100             448
   Newmont Mining                                         9,390             420
   Nova Chemicals (D)                                    40,700           1,571
   Nucor (D)                                             38,270           2,276
   Owens-Illinois*                                       26,707           1,107
   Pactiv (D)*                                           91,381           2,619
   PPG Industries                                        16,207           1,224
   Praxair                                              106,615           8,930


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          59

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Reliance Steel & Aluminum                              5,400   $         305
   Rohm & Haas                                           22,916           1,276
   Sealed Air                                             2,818              72
   Smurfit-Stone Container (D)*                          77,133             901
   Sonoco Products                                        8,677             262
   Southern Copper (D)                                   26,000           3,220
   Steel Dynamics (D)                                    25,800           1,205
   Temple-Inland                                         12,600             663
   United States Steel (D)                               26,900           2,850
   Valspar                                               22,100             601
   Vulcan Materials                                       7,993             713
   Weyerhaeuser                                           6,100             441
                                                                  --------------
                                                                         62,567
                                                                  --------------
TELECOMMUNICATION SERVICES -- 3.4%
   Alltel                                                 5,472             381
   American Tower, Cl A*                                 12,659             551
   AT&T (D)                                             430,910          18,232
   Bell Aliant Regional Communications
      Income Fund (Canada) (H)                            2,066              67
   CenturyTel (D)                                        43,894           2,029
   Citizens Communications                               32,111             460
   Crown Castle International*                          145,000           5,891
   Embarq                                                15,413             857
   Leap Wireless International*                           6,500             529
   Qwest Communications International*                  107,828             988
   Rogers Communications, Cl B (D)                       30,200           1,375
   Sprint Nextel (D)                                    392,404           7,456
   Telephone & Data Systems                              12,900             861
   US Cellular*                                          48,762           4,788
   Verizon Communications (D)                           196,906           8,719
   Windstream (D)                                       165,052           2,330
                                                                  --------------
                                                                         55,514
                                                                  --------------
UTILITIES -- 2.9%
   AES*                                                  33,116             664
   AGL Resources                                          6,000             238
   Allegheny Energy*                                      3,421             179
   Alliant Energy                                        28,338           1,086
   American Electric Power                               26,900           1,240
   Atmos Energy                                          23,500             665
   Centerpoint Energy                                    46,200             741
   CMS Energy                                            89,871           1,512
   Consolidated Edison (D)                               38,600           1,787
   Constellation Energy Group (D)                        26,300           2,256
   Dominion Resources                                     4,797             404
   DTE Energy                                             4,600             223
   Duke Energy                                           30,378             568
   Dynegy, Cl A*                                        131,200           1,212
   Edison International (D)                              53,135           2,946
   Energen (D)                                           40,800           2,330
   Entergy                                               11,300           1,224
   Equitable Resources                                   18,000             934

--------------------------------------------------------------------------------
                                   Shares/Contracts/Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Exelon                                                 4,374   $         330
   FirstEnergy (D)                                       47,265           2,994
   FPL Group                                             33,100           2,015
   Great Plains Energy                                      800              23
   MDU Resources Group                                    3,170              88
   Mirant*                                               31,200           1,269
   National Fuel Gas                                      8,700             407
   NiSource                                              20,000             383
   Northeast Utilities                                   51,400           1,468
   NRG Energy (D)*                                       59,000           2,495
   NSTAR                                                  3,100             108
   Oneok                                                 17,900             848
   Pepco Holdings                                         6,500             176
   PG&E (D)                                              81,340           3,888
   Pinnacle West Capital                                  6,800             269
   PPL                                                   16,762             776
   Progress Energy (D)                                   19,600             918
   Public Service Enterprise Group (D)                   56,612           4,981
   Puget Energy                                          10,324             253
   Questar                                                2,100             110
   Reliant Energy*                                       60,287           1,543
   Sempra Energy                                         13,492             784
   Southern                                               9,927             360
   TXU                                                    8,304             569
   UGI                                                   22,400             582
   Wisconsin Energy                                         900              41
   Xcel Energy                                           32,871             708
                                                                  --------------
                                                                         48,595
                                                                  --------------
Total Common Stock
   (Cost $1,380,115) ($ Thousands)                                    1,533,342
                                                                  --------------

PURCHASED OPTIONS -- 0.0%
   June 2008 U.S. Ten Year Treasury Call,
      Expires 06/16/08,
      Strike Price: $95.00*                                  43              76
                                                                  --------------
Total Purchased Options
   (Cost $18) ($ Thousands)                                                  76
                                                                  --------------
ASSET-BACKED SECURITIES -- 9.4%

MORTGAGE RELATED SECURITIES -- 9.4%
   ABSC NIM Trust, Ser 2005-HE6,
      Cl A1 (E)
         5.050%, 08/27/35                         $          31              31
   Aames Mortgage Investment Trust,
      Ser 2005-4, Cl B2 (C)
         7.881%, 10/12/07                                   170             108
   Ace Securities, Ser 2003-OP1,
      Cl M1 (C)
         6.020%, 10/26/07                                   500             488


--------------------------------------------------------------------------------
60          SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Aegis Asset-Backed Securities Trust,
      Ser 2003-3, Cl M1 (C)
         6.020%, 10/25/07                         $          54   $          48
   American Home Mortgage Assets,
      Ser 2006-3, Cl M5 (C)
         5.940%, 10/25/07                                   250             183
   American Home Mortgage
      Investment Trust,
      Ser 2005-1, Cl 6A (C)
         5.294%, 10/25/07                                 4,191           4,150
   American Home Mortgage
      Investment Trust,
      Ser 2005-4, Cl 5A (C)
         5.350%, 10/25/07                                 2,117           2,093
   American Home Mortgage
      Investment Trust,
      Ser 2006-1, Cl 2A3 (C)
         5.100%, 10/25/07                                 1,244           1,228
   Ameriquest Mortgage Securities,
      Ser 2003-2, Cl M1 (C)
         6.670%, 10/25/07                                   427             394
   Argent Securities, Ser 2003-W5,
      Cl M1 (C)
         6.020%, 10/25/07                                   250             242
   Argent Securities, Ser 2003-W9,
      Cl M1 (C)
         6.010%, 10/26/07                                   343             334
   Asset-Backed Funding Certificates,
      Ser 2005-AQ1, Cl A2 (G)
         4.300%, 06/25/35                                   513             504
   Asset-Backed Funding NIM Trust,
      Ser 2005-WMC1, Cl N1 (E)
         5.900%, 07/26/35                                    32               1
   Asset-Backed Securities Home Equity
      Loan Trust, Ser 2003-HE5,
      Cl M1 (C)
         6.361%, 10/15/07                                   547             527
   Banc of America Commercial
      Mortgage, Ser 2005-6, Cl AM (C)
         5.182%, 09/10/47                                 1,619           1,573
   Banc of America Commercial
      Mortgage, Ser 2006-3, Cl A4 (C)
         5.889%, 07/10/44                                 1,854           1,900
   Banc of America Commerical
      Mortgage, Ser 2007-3, Cl A4 (C)
         5.838%, 06/10/49                                 5,050           5,076
   Bank of America Commercial
      Mortgage, Ser 2005-5, Cl AM (C)
         5.176%, 10/10/45                                 1,762           1,706
   Bank of America Commercial
      Mortgage, Ser 2006-2, Cl A4 (C)
         5.930%, 05/10/45                                 1,911           1,948

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Bear Stearns Asset-Backed
      Securities, Ser 2005-HE11,
      Cl A1 (E)
         5.500%, 11/25/35                         $         117   $         103
   Bear Stearns Asset-Backed
      Securities, Ser 2007-HE4,
      Cl 1A1 (C)
         5.440%, 10/31/07                                 2,612           2,595
   Carrington Mortgage Loan Trust,
      Ser 2007-FRE1, Cl A1 (C)
         5.625%, 10/25/07                                 2,221           2,205
   Chase Funding Mortgage Loan,
      Ser 2003-6, Cl 1A3
         3.340%, 05/25/26                                   274             270
   Countrywide Alternative Loan Trust,
      Ser 2004-33, Cl 1A1 (C)
         4.989%, 10/01/07                                   504             503
   Countrywide Alternative Loan Trust,
      Ser 2005-69, Cl M3 (C)
         6.655%, 10/27/07                                   235             185
   Countrywide Alternative Loan Trust,
      Ser 2005-IM1, Cl M3 (C)
         7.505%, 10/27/07                                   375             197
   Countrywide Alternative Loan Trust,
      Ser 2006-OA11, Cl M3 (C)
         5.935%, 10/30/07                                   500             488
   Countrywide Alternative Loan Trust,
      Ser 2006-OA16, Cl M5 (C)
         6.055%, 10/25/07                                   225             140
   Countrywide Asset-Backed
      Certificates, Ser 2003-5,
      Cl MV2 (C)
         7.105%, 10/25/07                                   280             259
   Countrywide Asset-Backed
      Certificates, Ser 2005-7,
      Cl MV8 (C)
         6.955%, 10/27/07                                   250             185
   Countrywide Asset-Backed
      Certificates, Ser 2006-S1, Cl A2
         5.549%, 08/25/21                                 1,600           1,588
   Countrywide Home Loans,
      Ser 2004-22, Cl A1 (C)
         5.087%, 10/01/07                                   417             416
   Countrywide Home Loans,
      Ser 2006-OA4, Cl M4 (C)
         6.325%, 10/27/07                                   285             238
   Countrywide Home Loans,
      Ser 2006-OA4, Cl M5 (C)
         6.375%, 10/27/07                                   195             158
   Countrywide Home Loans,
      Ser 2006-OA5, Cl 1M4 (C)
         6.555%, 10/27/07                                   275             204


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          61

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Countrywide Home Loans,
      Ser 2007-HYB1, Cl 1A1 (C)
         5.569%, 10/01/07                         $       1,783   $       1,790
   Credit Suisse Mortgage Capital
      Certificates, Ser 2006-C3, Cl A3 (C)
         6.021%, 06/15/38                                 2,381           2,440
   Credit-Based Asset Servicing,
      Ser 2007-CB3, Cl A1 (G)
         5.766%, 03/25/37                                 4,161           4,137
   Credit-Based Asset Servicing,
      Ser 2007-CB4, Cl A1A (C)
         5.595%, 10/27/07                                 2,228           2,203
   Credit-Based Asset Servicing,
      Ser 2007-CB4, Cl A2A (G)
         5.844%, 04/25/37                                 2,427           2,414
   DSLA Mortgage Loan Trust,
      Ser 2004-AR4, Cl B1 (C)
         6.138%, 10/19/07                                   322             316
   FBR Securitization Trust,
      Ser 2005-2, Cl M10 (C)
         7.755%, 10/28/07                                   100              59
   FBR Securitization Trust,
      Ser 2005-4, Cl M11 (C)
         7.505%, 10/27/07                                   210             106
   FBR Securitization Trust,
      Ser 2005-4, Cl M12 (C)
         7.505%, 10/27/07                                    77              51
   FBR Securitization Trust,
      Ser 2005-5, Cl M12 (C)
         7.755%, 10/27/07                                   122             104
   First Franklin Mortgage Loan,
      Ser 2003-FF5, Cl M6 (C)
         10.381%, 10/25/07                                   27               2
   First Franklin Mortgage Loan,
      Ser 2005-FFH4, Cl N1 (E)
         5.682%, 12/25/35                                    20              15
   First Franklin Mortgage Loan,
      Ser 2006-FF11, Cl M1 (C)
         5.755%, 10/06/07                                 3,500           2,698
   First Franklin Mortgage Loan,
      Ser 2006-FF14, Cl A2 (C)
         5.565%, 10/25/07                                 2,675           2,634
   First Horizon Alternative Mortgage
      Trust, Ser 2006-AA6, Cl 2A1 (C)
         5.655%, 10/01/07                                 3,458           3,482
   First Horizon Mortgage Pass-
      Through, Ser 2006-AR3,
      Cl 1A1 (C)
         5.684%, 10/01/07                                   735             738
   GE-WMC Mortgage Securities NIM
      Trust, Ser 2005-2A, Cl N1 (E)
         5.500%, 01/25/36                                   129             120

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   GS Mortgage Securities,
      Ser 2006-GG6, Cl AM (C)
         5.622%, 04/10/38                         $       3,800   $       3,769
   GSAMP Trust, Ser 2007-HE2,
      Cl A2A (C)
         5.440%, 10/20/07                                 2,572           2,553
   Greenwich Capital Commercial
      Funding, Ser 2006-GG7,
      Cl AM (C)
         6.110%, 07/10/38                                 2,100           2,133
   Home Equity Asset Trust NIM,
      Ser 2005-7N, Cl A (E)
         6.500%, 02/27/36                                   275              41
   Home Equity Asset Trust NIM,
      Ser 2005-9N, Cl A (E)
         6.500%, 05/27/36                                   117              29
   Home Equity Asset Trust NIM,
      Ser 2006-1N, Cl 1A (E)
         6.500%, 05/27/36                                    68              17
   Home Equity Asset Trust,
      Ser 2003-4, Cl M2 (C)
         7.720%, 10/25/07                                   370             360
   Home Equity Mortgage Trust,
      Ser 2006-5, Cl A1 (G)
         5.500%, 01/25/37                                 2,514           2,302
   Impac CMB Trust, Ser 2004-10,
      Cl 4M1 (C)
         6.105%, 10/25/07                                   383             380
   Impac Secured Assets CMO Owners
      Trust, Ser 2007-1, Cl A1 (C)
         5.380%, 10/25/07                                 5,540           5,527
   Impac Secured Assets CMO Owners
      Trust, Ser 2007-2, Cl 1A1A (C)
         5.615%, 05/25/37                                 3,393           3,374
   Indymac Index Mortgage Loan Trust,
      Ser 2006-AR12, Cl M2 (C)
         6.055%, 10/25/07                                   235             196
   Indymac Index Mortgage Loan Trust,
      Ser 2006-AR2, Cl M6 (C)
         7.255%, 10/25/07                                   240             168
   Indymac Index Mortgage Loan Trust,
      Ser 2006-AR4, Cl M4 (C)
         6.205%, 10/25/07                                   165             128
   Irwin Home Equity, Ser 2007-1,
      Cl 2A1 (C) (E)
         5.655%, 10/17/07                                 4,753           4,684
   JPMorgan Chase Commercial Mortgage,
      Ser 2006-LDP9, Cl A3
         5.336%, 05/15/47                                 1,155           1,133
   JPMorgan Chase Commercial Mortgage,
      Ser 2007-CB18, Cl A4
         5.440%, 10/01/07                                 5,050           4,981


--------------------------------------------------------------------------------
62          SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   JPMorgan Mortgage Acquisition,
      Ser 2006-RM1, Cl A2 (C)
         5.585%, 10/27/07                         $         647   $         642
   JPMorgan Mortgage Acquisition,
      Ser 2006-WF1, Cl A1B (C)
         5.605%, 10/31/07                                   593             591
   Lehman XS Trust, Ser 2005-5N,
      Cl M3 (C)
         6.505%, 10/25/07                                   600             528
   Lehman XS Trust, Ser 2005-5N,
      Cl M4 (C)
         7.070%, 10/31/07                                   725             509
   Lehman XS Trust, Ser 2005-7N,
      Cl M51 (C)
         6.755%, 10/31/07                                   150             132
   Lehman XS Trust, Ser 2005-7N,
      Cl M7I (C)
         7.255%, 10/27/07                                   325             236
   Lehman XS Trust, Ser 2005-9N,
      Cl M4 (C)
         6.905%, 10/30/07                                   225             197
   Lehman XS Trust, Ser 2005-9N,
      Cl M6 (C)
         7.255%, 10/30/07                                   415             291
   Lehman XS Trust, Ser 2006-11,
      Cl M10 (C)
         7.320%, 10/25/07                                   210              96
   Lehman XS Trust, Ser 2006-12N,
      Cl M4 (C)
         6.055%, 10/25/07                                   270             266
   Lehman XS Trust, Ser 2006-12N,
      Cl M5 (C)
         6.105%, 10/25/07                                   150             113
   Lehman XS Trust, Ser 2006-2N,
      Cl M5 (C)
         6.655%, 10/27/07                                   240             199
   Long Beach Mortgage Loan Trust,
      Ser 2006-WL1, Cl 1A3 (C)
         5.650%, 10/27/07                                   560             528
   Merrill Lynch Mortgage Investors,
      Ser 2005-A4, Cl 1A (C)
         5.136%, 10/01/07                                   576             584
   Merrill Lynch Mortgage Investors,
      Ser 2005-FF6, Cl N1 (E)
         4.500%, 05/25/36                                    44              40
   Merrill Lynch Mortgage Investors,
      Ser 2006-1, Cl 1A (C)
         5.303%, 10/01/07                                 1,769           1,771
   Merrill Lynch Mortgage Investors,
      Ser 2006-MLN1, Cl A2A (C)
         5.575%, 10/29/07                                   686             681
   Merrill Lynch Mortgage Investors,
      Ser 2007-HE2, Cl A2A (C)
         5.625%, 10/30/07                                 2,749           2,727

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Merrill Lynch Mortgage Investors,
      Ser 2007-SL1, Cl A1 (C)
         5.620%, 10/11/07                         $       2,404   $       2,363
   Merrill Lynch Mortgage Trust,
      Ser 2005-CKI1, Cl A6 (C)
         5.417%, 11/12/37                                 2,316           2,293
   Merrill Lynch/Countrywide
      Commercial Mortgage,
      Ser 2006-4, Cl A3 (C)
         5.172%, 12/12/49                                 5,667           5,509
   Morgan Stanley Capital I,
      Ser 2003-NC10, Cl M1 (C)
         6.185%, 10/27/07                                   583             577
   Morgan Stanley Dean Witter Capital I,
      Ser 2003-NC1, Cl M2 (C)
         8.580%, 10/27/07                                   104              99
   New Century Home Equity Loan Trust,
      Ser 2003-B, Cl M1 (C)
         5.970%, 10/27/07                                   566             526
   New Century Home Equity Loan Trust,
      Ser 2004-A, Cl AII3 (C)
         4.450%, 10/01/07                                   145             145
   New Century Home Equity Loan Trust,
      Ser 2005-A, Cl A2 (G)
         4.461%, 10/25/07                                   678             672
   Nomura Asset Acceptance,
      Ser 2007-1, Cl 1A1A (G)
         5.995%, 10/09/07                                 2,360           2,363
   Novastar Home Equity Loan,
      Ser 2007-1, Cl A2A1 (C)
         5.420%, 10/31/07                                 3,702           3,660
   Option One Mortgage Loan Trust,
      Ser 2003-5, Cl M1 (C)
         5.970%, 10/23/07                                   250             239
   Option One Mortgage Loan Trust,
      Ser 2006-1, Cl M10 (C) (E)
         7.820%, 10/27/07                                   100              58
   Option One Mortgage Loan Trust,
      Ser 2006-1, Cl M11 (C) (E)
         7.820%, 10/27/07                                   190              81
   Option One Mortgage Loan Trust,
      Ser 2007-HL1, Cl 2A1 (C)
         5.625%, 10/26/07                                 2,913           2,893
   Ownit Mortgage Loan Asset-Backed
      Securities Trust, Ser 2006-1,
      Cl AF1 (G)
         5.424%, 12/25/36                                 1,688           1,670
   Ownit Mortgage Loan NIM Trust,
      Ser 2005-5A, Cl N1 (E)
         5.500%, 10/25/36                                    18              17
   People's Financial Realty Mortgage
      Security, Ser 2006-1, Cl B1 (C)
         8.005%, 10/03/07                                   160             152


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          63

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   RAAC, Ser 2007-SP1, Cl A1 (C)
         5.655%, 10/10/07                         $       3,126   $       3,098
   Residential Accredit Loans,
      Ser 2006-Q01, Cl 2A3 (C)
         5.720%, 10/27/07                                   342             336
   Residential Accredit Loans,
      Ser 2006-Q04, Cl N1 (E)
         6.048%, 04/25/46                                    89              89
   Residential Accredit Loans,
      Ser 2006-Q06, Cl M5 (C)
         6.005%, 10/29/07                                   350             227
   Residential Accredit Loans,
      Ser 2006-QO3, Cl M4 (C)
         6.225%, 10/25/07                                   250             176
   Residential Accredit Loans,
      Ser 2006-QO3, Cl M5 (C)
         6.285%, 10/25/07                                   250             169
   Residential Asset Mortgage Products,
      Ser 2003-RS10, Cl AI5 (C)
         4.910%, 01/25/31                                   166             165
   Residential Asset Mortgage Products,
      Ser 2006-RZ4, Cl M9 (C)
         7.738%, 10/25/07                                   115              45
   Residential Asset Securitization Trust,
      Ser 2004-IP2, Cl 3A1 (C)
         5.250%, 10/25/07                                 1,450           1,447
   Resmae Mortgage Loan Trust,
      Ser 2006-1, Cl A2A (C) (E)
         5.420%, 10/25/07                                 1,885           1,873
   Resmae Mortgage Loan Trust,
      Ser 2006-1, Cl A2B (C) (E)
         5.655%, 10/25/07                                 1,000             983
   SB Finance NIM Trust,
      Ser 2005-HE3, Cl N1 (E)
         4.750%, 09/25/35                                    55              17
   SB Finance NIM Trust,
      Ser 2006-KS4N, Cl N1 (E)
         7.500%, 06/25/36                                    72              51
   SLM Student Loan Trust,
      Ser 2006-C, Cl C (C)
         5.750%, 12/28/07                                 1,000             931
   Saco I Trust, Ser 2005-10, Cl 2A1 (C)
         5.765%, 10/30/07                                 3,105           2,898
   Sail NIM Notes, Ser 2005-11A,
      Cl A (E)
         7.500%, 01/27/36                                   250              30
   Sail NIM Notes, Ser 2006-BC1A, Cl A (E)
         7.000%, 03/27/36                                   186              17
   Sharps SP I LLC NIM Trust,
      Ser 2005-HE3N, Cl N (E)
         5.000%, 05/25/35                                   101               5

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Structured Adjustable Rate Mortgage
      Loan, Ser 2005-16XS, Cl M2 (C)
         6.405%, 10/25/07                         $         505   $         484
   Structured Adjustable Rate Mortgage
      Loan, Ser 2007-9, Cl 2A1
         0.000%, 11/25/15                                 2,000           2,004
   Structured Asset Investment Loan,
      Ser 2003-BC4, Cl M2 (C)
         8.320%, 10/25/07                                   241             224
   Structured Asset Investment Loan,
      Ser 2005-4, Cl M11 (C)
         8.005%, 10/25/07                                   250             196
   Structured Asset Mortgage Investments,
      Ser 2006-AR1, Cl B4 (C)
         6.455%, 10/27/07                                   191             170
   Structured Asset Mortgage Investments,
      Ser 2006-AR1, Cl B5 (C)
         6.555%, 10/27/07                                   121             104
   Terwin Mortgage Trust, Ser 2006-2HGS,
      Cl A1 (C) (E)
         4.500%, 03/25/37                                 2,131           2,029
   Terwin Mortgage Trust, Ser 2006-2HGS,
      Cl B1 (C) (E)
         6.285%, 10/25/07                                   300              20
   Terwin Mortgage Trust, Ser 2006-4SL,
      Cl A1 (C) (E)
         4.500%, 05/25/37                                 2,161           2,051
   Terwin Mortgage Trust, Ser 2006-6,
      Cl A1 (C)
         4.500%, 07/25/37                                   953             889
   Terwin Mortgage Trust, Ser 2006-HF1,
      Cl A1A (C) (E)
         4.500%, 02/25/37                                   352             350
   Wachovia Student Loan Trust,
      Ser 2006-1, Cl B (C) (E)
         5.595%, 12/29/07                                 3,200           3,087
   Washington Mutual Mortgage Pass-
      Through Certificates, Ser 2007-HY2,
      Cl 1A1 (C)
         5.776%, 04/25/37                                 1,127           1,143
   Washington Mutual Mortgage Pass-
      Through Certificates, Ser 2007-HY4,
      Cl 1A1 (C)
         5.560%, 10/01/07                                 4,585           4,570
   Washington Mutual Mortgage Pass-
      Through Certificates, Ser 2007-HY6,
      Cl 1A1 (C)
         5.707%, 06/25/37                                 3,767           3,752
   Wells Fargo Home Equity Trust,
      Ser 2004-2, Cl M8A (C) (E)
         8.505%, 10/28/07                                   300             231
                                                                  --------------
Total Asset-Backed Securities
   (Cost $160,552) ($ Thousands)                                        154,661
                                                                  --------------

--------------------------------------------------------------------------------
64          SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
OBLIGATIONS -- 5.2%

   FHLMC (F)
         5.249%, 11/09/07                         $       9,500   $       9,448
         4.527%, 03/28/08                                    25              24
   FHLMC CMO STRIPS, Ser 232, Cl IO, IO
         5.000%, 08/01/35                                 6,427           1,692
   FHLMC CMO STRIPS, Ser 233, Cl 12, IO
         5.000%, 09/15/35                                 1,062             242
   FHLMC TBA
         6.000%, 10/01/19                                 2,000           2,024
   FNMA (F)
         5.345%, 11/02/07                                 1,125           1,121
         5.027%, 02/29/08                                 1,100           1,080
         4.716%, 03/12/08                                 1,600           1,568
   FNMA ARM
         5.507%, 05/01/36                                   929             933
   FNMA CMO STRIPS, Ser 359, Cl 6, IO
         5.000%, 11/01/35                                   394             101
   FNMA CMO STRIPS, Ser 360, Cl 2, IO
         5.000%, 08/01/35                                18,033           4,748
   FNMA TBA
         6.500%, 10/01/37 to 11/15/37                     6,000           6,106
         6.000%, 10/20/21                                 6,000           6,079
         5.500%, 10/15/22                                36,000          35,910
         5.000%, 10/01/22                                12,300          12,054
   GNMA ARM
         6.000%, 02/20/35                                   294             296
         5.500%, 08/20/34 to 06/20/36                     1,194           1,199
         5.000%, 06/20/34 to 01/20/36                     1,102           1,104
         4.750%, 03/20/34                                   428             427
                                                                  --------------
Total U.S. Government Agency
   Mortgage-Backed Obligations
   (Cost $85,740) ($ Thousands)                                          86,156
                                                                  --------------
CORPORATE OBLIGATIONS -- 0.4%

CONSUMER DISCRETIONARY -- 0.0%
   Time Warner
         6.875%, 05/01/12                                   375             393
                                                                  --------------
ENERGY -- 0.0%
   Weatherford International (E)
         5.950%, 06/15/12                                   205             209
                                                                  --------------

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
FINANCIALS -- 0.3%
   CIT Group
         5.000%, 02/13/14                         $         500   $         451
   Capmark Financial Group (E)
         6.300%, 05/10/17                                    55              48
         5.875%, 05/10/12                                   110             100
   Discover Financial Services (E)
         6.450%, 06/12/17                                   115             112
   Genworth Financial
         5.750%, 06/15/14                                   275             276
         5.650%, 06/15/12                                   575             580
   Goldman Sachs Group
         5.500%, 11/15/14                                    65              64
   HSBC Finance
         6.375%, 10/15/11                                   375             387
   Lehman Brothers Holdings MTN
         5.750%, 05/17/13                                   125             124
         5.500%, 04/04/16                                   250             236
   Merrill Lynch
         6.050%, 05/16/16                                   195             195
   Morgan Stanley
         4.750%, 04/01/14                                   375             352
   Morgan Stanley MTN, Ser G (C)
         5.660%, 10/04/07                                   380             368
   Prudential Financial MTN
         5.800%, 06/15/12                                   170             174
   Residential Capital LLC
         6.500%, 04/17/13                                   630             509
   Shinsei Finance Cayman Ltd. (C) (E)
         6.418%, 01/29/49                                   400             371
   Simon Property Group LP
         5.750%, 12/01/15                                   250             244
         5.600%, 09/01/11                                   210             210
   Washington Mutual Preferred
      Funding (C) (E)
         6.534%, 03/29/49                                   400             366
   iStar Financial, Ser 1
         5.875%, 03/15/16                                   250             224
                                                                  --------------
                                                                          5,391
                                                                  --------------
INDUSTRIALS -- 0.0%
   US Steel
         5.650%, 06/01/13                                   120             118
                                                                  --------------
MATERIALS -- 0.0%
   Lafarge
         6.150%, 07/15/11                                   230             235
                                                                  --------------
TELECOMMUNICATION SERVICES -- 0.0%
   Vodafone Group PLC
         5.350%, 02/27/12                                    80              80
                                                                  --------------


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          65

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                 ($ Thousands)/Share   ($ Thousands)
--------------------------------------------------------------------------------
UTILITIES -- 0.1%
   Dominion Resources
         4.750%, 12/15/10                         $         250   $         246
   Exelon Generation
         6.950%, 06/15/11                                   375             393
                                                                  --------------
                                                                            639
                                                                  --------------

Total Corporate Obligations
   (Cost $7,273) ($ Thousands)                                            7,065
                                                                  --------------

CASH EQUIVALENT**++ -- 11.3%
   SEI Daily Income Trust,
      Prime Obligation Fund,
      Cl A, 5.350%                                  187,540,285         187,540
                                                                  --------------
Total Cash Equivalent
   (Cost $187,540) ($ Thousands)                                        187,540
                                                                  --------------

U.S. TREASURY OBLIGATIONS -- 0.5%
   U.S. Treasury Bills (A) (B)
         4.840%, 12/13/07                                   570             566
         3.920%, 11/23/07                                 2,478           2,465
   U.S. Treasury Bonds TIPS
         2.375%, 04/15/11                                 5,207           5,240
                                                                  --------------
Total U.S. Treasury Obligations
   (Cost $8,228) ($ Thousands)                                            8,271
                                                                  --------------
Total Investments -- 119.5%
   (Cost $1,829,466) ($ Thousands)                                $   1,977,111
                                                                  ==============
COMMON STOCK SOLD SHORT -- (14.4)%

CONSUMER DISCRETIONARY -- (3.5)%
   Advance Auto Parts                                   (33,100)         (1,111)
   Apollo Group, Cl A*                                  (25,728)         (1,548)
   Barnes & Noble                                       (20,100)           (709)
   Carmax*                                              (97,300)         (1,978)
   Centex                                               (44,900)         (1,193)
   Central European Media Entertainment,
      Cl A*                                             (15,058)         (1,381)
   Corinthian Colleges*                                 (64,700)         (1,029)
   CROCS*                                                (8,270)           (556)
   Dillards, Cl A                                       (37,000)           (808)
   Discovery Holding, Cl A*                             (64,164)         (1,851)
   DR Horton                                           (122,131)         (1,564)
   Dreamworks Animation SKG, Cl A*                      (27,887)           (932)
   E.W. Scripps, Cl A                                    (1,800)            (76)
   Eastman Kodak                                        (16,000)           (428)
   Gamestop, Cl A*                                      (13,900)           (783)
   Gentex                                              (204,426)         (4,383)

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   H&R Block                                            (79,100)  $      (1,675)
   Hearst-Argyle Television                              (1,060)            (28)
   International Game Technology                        (80,229)         (3,458)
   Interpublic Group*                                  (149,300)         (1,550)
   KB Home                                              (75,842)         (1,901)
   Las Vegas Sands*                                     (31,800)         (4,243)
   Lennar, Cl A                                        (103,445)         (2,343)
   Liberty Media Holding-Capital, Ser A*                (20,810)         (2,598)
   MDC Holdings                                          (2,700)           (111)
   MGM Mirage*                                          (17,800)         (1,592)
   O'Reilly Automotive*                                 (37,800)         (1,263)
   Orient Express Hotels, Cl A                           (6,500)           (333)
   Pulte Homes                                          (95,345)         (1,298)
   Quiksilver*                                          (96,900)         (1,386)
   R.H. Donnelley                                       (20,848)         (1,168)
   Royal Caribbean Cruises                              (27,100)         (1,058)
   Ryland Group                                         (35,975)           (771)
   Saks                                                 (34,400)           (590)
   Sally Beauty Holdings*                               (93,600)           (791)
   Scientific Games, Cl A*                              (41,300)         (1,553)
   Target                                                (6,300)           (400)
   Tiffany                                              (31,615)         (1,655)
   Toll Brothers*                                       (37,824)           (756)
   Urban Outfitters*                                    (11,379)           (248)
   Warner Music Group                                   (95,800)           (967)
   Wynn Resorts                                         (16,089)         (2,534)
   XM Satellite Radio Holdings, Cl A*                   (66,700)           (944)
                                                                  --------------
                                                                        (57,544)
                                                                  --------------
CONSUMER STAPLES -- (0.1)%
   CVS Caremark                                         (11,300)           (448)
   Whole Foods Market                                   (15,617)           (765)
                                                                  --------------
                                                                         (1,213)
                                                                  --------------
ENERGY -- (1.8)%
   Arch Coal                                            (48,300)         (1,630)
   Baker Hughes                                         (11,500)         (1,039)
   BJ Services                                           (4,300)           (114)
   Cameco                                               (41,900)         (1,937)
   CNX Gas*                                             (58,100)         (1,672)
   Continental Resources*                               (14,200)           (258)
   Denbury Resources*                                   (63,700)         (2,847)
   Diamond Offshore Drilling                             (7,600)           (861)
   Enbridge                                             (57,100)         (2,094)
   Forest Oil*                                          (11,900)           (512)
   Oceaneering International*                            (4,659)           (353)
   Overseas Shipholding Group                           (33,924)         (2,606)
   Peabody Energy                                       (72,400)         (3,466)
   Quicksilver Resources*                               (78,336)         (3,686)
   Range Resources                                      (20,800)           (846)
   Rowan                                                (15,500)           (567)
   Spectra Energy                                       (25,827)           (632)


--------------------------------------------------------------------------------
66          SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Tetra Technologies*                                  (54,600)  $      (1,154)
   Tidewater                                            (11,729)           (737)
   TransCanada                                          (55,100)         (2,017)
   W&T Offshore                                         (51,700)         (1,260)
                                                                  --------------
                                                                        (30,288)
                                                                  --------------

FINANCIALS -- (2.5)%
   Affiliated Managers Group*                            (5,600)           (714)
   AMB Property+                                        (19,600)         (1,172)
   Archstone-Smith Trust+                               (13,900)           (836)
   Arthur J. Gallagher                                  (18,500)           (536)
   AvalonBay Communities+                               (11,400)         (1,346)
   Bear Stearns                                         (33,592)         (4,125)
   Camden Property Trust+                               (13,200)           (848)
   Capitol Federal Financial                            (46,900)         (1,604)
   City National                                         (8,000)           (556)
   Commerce Bancorp                                     (98,999)         (3,839)
   Conseco*                                            (101,200)         (1,619)
   Douglas Emmett+                                      (55,068)         (1,362)
   Equity Residential+                                  (10,400)           (441)
   Fidelity National Financial, Cl A                    (60,400)         (1,056)
   First American                                       (30,500)         (1,117)
   Fulton Financial                                      (3,900)            (56)
   Hudson City Bancorp                                 (237,815)         (3,658)
   IntercontinentalExchange*                             (8,100)         (1,230)
   Jefferies Group                                      (60,000)         (1,670)
   Leucadia National                                    (84,641)         (4,081)
   Markel*                                               (1,000)           (484)
   Marsh & McLennan                                      (5,600)           (143)
   MBIA                                                 (43,839)         (2,676)
   MGIC Investment                                      (16,096)           (520)
   OneBeacon Insurance Group                             (1,047)            (23)
   Peoples United Financial                             (65,310)         (1,129)
   Plum Creek Timber+                                   (10,300)           (461)
   Progressive                                          (20,000)           (388)
   Rayonier+                                             (3,000)           (144)
   SL Green Realty+                                      (9,000)         (1,051)
   T. Rowe Price Group                                  (17,400)           (969)
   Unitrin                                               (7,300)           (362)
   Valley National Bancorp                              (57,625)         (1,278)
   White Mountains Insurance Group                       (1,000)           (520)
                                                                  --------------
                                                                        (42,014)
                                                                  --------------

HEALTH CARE -- (1.9)%
   Abraxis BioScience*                                   (7,000)           (160)
   Advanced Medical Optics*                             (30,500)           (933)
   Affymetrix*                                          (40,900)         (1,038)
   Brookdale Senior Living                              (57,219)         (2,278)
   Cephalon*                                            (18,900)         (1,381)
   Community Health Care Systems*                        (8,300)           (261)
   Cooper                                               (66,139)         (3,467)
   DaVita*                                               (8,400)           (531)
   Health Management Associates, Cl A                   (48,767)           (338)

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Henry Schein*                                         (4,300)  $        (262)
   Kinetic Concepts*                                    (19,648)         (1,106)
   LifePoint Hospitals*                                 (45,054)         (1,352)
   McKesson                                             (17,800)         (1,046)
   Millipore                                             (8,100)           (614)
   Mylan                                                (14,470)           (231)
   Omnicare                                             (82,500)         (2,733)
   Patterson*                                            (8,000)           (309)
   Pharmaceutical Product Development                   (91,500)         (3,243)
   Resmed*                                              (69,800)         (2,992)
   Respironics*                                         (11,900)           (572)
   Sepracor*                                            (18,500)           (509)
   Tenet Healthcare*                                   (372,300)         (1,251)
   Varian Medical Systems*                              (31,500)         (1,320)
   VCA Antech*                                          (22,000)           (919)
   Vertex Pharmaceuticals*                              (43,900)         (1,685)
   WellCare Health Plans*                                (3,950)           (415)
                                                                  --------------
                                                                        (30,946)
                                                                  --------------

INDUSTRIALS -- (1.5)%
   Aircastle                                             (7,268)           (243)
   AMR*                                                 (54,200)         (1,208)
   BE Aerospace*                                        (32,700)         (1,358)
   Copa Holdings, Cl A                                  (18,761)           (751)
   Corporate Executive Board                            (39,780)         (2,953)
   Corrections Corporation of America*                  (10,500)           (275)
   Covanta Holding*                                     (55,400)         (1,358)
   Danaher                                               (1,900)           (157)
   DRS Technologies                                     (15,636)           (862)
   Expeditors International Washington                  (12,100)           (572)
   Fastenal                                             (23,400)         (1,063)
   First Solar*                                          (1,041)           (123)
   Flowserve                                            (14,100)         (1,074)
   Foster Wheeler*                                      (18,907)         (2,482)
   General Cable                                        (26,000)         (1,745)
   Graco                                                 (2,708)           (106)
   Joy Global                                            (3,900)           (198)
   Kansas City Southern*                                (10,500)           (338)
   Monster Worldwide*                                   (24,800)           (845)
   Southwest Airlines                                   (81,579)         (1,207)
   Spirit Aerosystems Holdings, Cl A*                   (20,400)           (794)
   Stericycle*                                          (26,665)         (1,524)
   Sunpower, Cl A*                                      (26,600)         (2,203)
   Toro                                                 (12,002)           (706)
   UTI Worldwide                                        (41,000)           (943)
                                                                  --------------
                                                                        (25,088)
                                                                  --------------
INFORMATION TECHNOLOGY -- (2.1)%
   Advanced Micro Devices*                              (95,700)         (1,263)
   Amphenol,Cl A                                        (34,400)         (1,368)
   Applied Materials                                    (41,800)           (865)
   Avid Technology*                                      (2,200)            (60)
   BEA Systems*                                         (61,700)           (856)


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          67

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Brocade Communication Systems*                       (46,723)  $        (400)
   CACI International, Cl A*                             (5,000)           (255)
   Cypress Semiconductor*                               (37,700)         (1,101)
   Diebold                                              (25,200)         (1,145)
   Electronic Arts*                                     (20,900)         (1,170)
   Equinix*                                             (15,800)         (1,401)
   F5 Networks*                                         (57,588)         (2,142)
   Fair Isaac                                           (39,302)         (1,419)
   Fairchild Semiconductor, Cl A*                       (23,100)           (432)
   Global Payments                                       (3,507)           (155)
   International Rectifier*                              (2,200)            (73)
   JDS Uniphase*                                       (106,133)         (1,588)
   Maxim Integrated Products                            (10,228)           (300)
   MEMIC Electronic Materials*                          (20,300)         (1,195)
   Micron Technology*                                  (110,800)         (1,230)
   Molex                                                (13,900)           (374)
   Motorola                                             (24,700)           (458)
   Novell*                                              (35,100)           (268)
   Paychex                                              (93,069)         (3,816)
   QLogic*                                             (138,495)         (1,863)
   Rambus*                                              (17,800)           (340)
   Red Hat*                                              (5,355)           (106)
   Riverbed Technology*                                 (24,016)           (970)
   Salesforce.com*                                      (43,300)         (2,222)
   Sanmina*                                                (938)             (2)
   SAVVIS*                                              (29,300)         (1,136)
   Silicon Laboratories*                                (51,710)         (2,159)
   Tellabs*                                             (26,400)           (251)
   VeriFone Holdings*                                   (49,760)         (2,206)
   Vishay Intertechnology*                              (48,700)           (635)
   Zebra Technology, Cl A*                               (1,406)            (51)
                                                                  --------------
                                                                        (35,275)
                                                                  --------------

MATERIALS -- (0.6)%
   Florida Rock Industries                              (20,900)         (1,306)
   Ivanhoe Mines*                                      (116,700)         (1,523)
   Louisiana-Pacific                                    (29,100)           (494)
   Mosaic*                                              (43,500)         (2,328)
   Potash of Saskatchewan                               (20,700)         (2,188)
   Sealed Air                                            (2,900)            (74)
   Temple-Inland                                        (22,600)         (1,189)
   Weyerhaeuser                                          (4,600)           (333)
                                                                  --------------
                                                                         (9,435)
                                                                  --------------

TELECOMMUNICATION SERVICES -- (0.2)%
   Citizens Communications                              (28,658)           (410)
   Level 3 Communications*                             (347,830)         (1,617)
   NII Holdings, Cl B*                                  (15,500)         (1,273)
   Windstream                                           (26,241)           (372)
                                                                  --------------
                                                                         (3,672)
                                                                  --------------

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                    Shares/Contracts   ($ Thousands)
--------------------------------------------------------------------------------
UTILITIES -- (0.2)%
   Duke Energy                                          (42,443)  $        (794)
   Equitable Resources                                  (21,900)         (1,136)
   Wisconsin Energy                                     (16,100)           (725)
                                                                  --------------
                                                                         (2,655)
                                                                  --------------
Total Common Stock Sold Short
   (Proceeds $(233,795)) ($ Thousands)                                 (238,130)
                                                                  --------------

WRITTEN OPTIONS -- 0.0%
   June 2008 U.S. Ten Year Treasury Call,
      Expires 06/16/08,
      Strike Price: $95.50*                                 (43)            (42)
                                                                  --------------

Total Written Options
   (Premiums Received $(7)) ($ Thousands)                                   (42)
                                                                  --------------

A summary of the open futures contracts held by the Fund at September 30, 2007, is as follows (see Note 2 in Notes to Financial Statements):

--------------------------------------------------------------------------------
                                                                     UNREALIZED
                                       NUMBER OF                   APPRECIATION
TYPE OF                                CONTRACTS    EXPIRATION   (DEPRECIATION)
CONTRACT                            LONG (SHORT)          DATE    ($ THOUSANDS)
--------------------------------------------------------------------------------
90-Day Euro$                                 (62)     Mar-2008        $     (78)
90-Day Euro$                                   5      Mar-2009                7
90-Day Euro$                                 (44)     Mar-2010              (46)
90-Day Euro$                                 (17)     Mar-2011               (8)
90-Day Euro$                                  (5)     Mar-2012                2
90-Day Euro$                                  59      Jun-2008              125
90-Day Euro$                                  68      Jun-2009               60
90-Day Euro$                                (143)     Jun-2010              (66)
90-Day Euro$                                  (4)     Jun-2011               (1)
90-Day Euro$                                  11      Sep-2008               17
90-Day Euro$                                  58      Sep-2009               35
90-Day Euro$                                 (24)     Sep-2010              (13)
90-Day Euro$                                  (2)     Sep-2011               --
90-Day Euro$                                 (40)     Dec-2007                9
90-Day Euro$                                 (75)     Dec-2008              (83)
90-Day Euro$                                 (45)     Dec-2009              (54)
90-Day Euro$                                 (24)     Dec-2010              (11)
90-Day Euro$                                  (5)     Dec-2011                1
10-Year Swap                                (169)     Dec-2007               58
S&P 500 Composite Index                      929      Dec-2007           10,362
U.S. 2-Year Note                              77      Dec-2007              100
U.S. 5-Year Note                              29      Dec-2007               22
U.S. 10-Year Note                           (162)     Dec-2007               78
U.S. Long Treasury Bond                       17      Dec-2007              (14)
                                                                      ----------
                                                                      $  10,502
                                                                      ==========


--------------------------------------------------------------------------------
68          SEI Institutional Managed Trust / Annual Report / September 30, 2007

A summary of outstanding swap agreements held by the Fund at September 30, 2007, is as follows (see Note 2 in Notes to Financial Statements):

----------------------------------------------------------------------------------------------------------------------
                                                  TOTAL RETURN SWAPS
----------------------------------------------------------------------------------------------------------------------
                                                                                                       NET UNREALIZED
                                                                                            NOTIONAL     APPRECIATION
                                                                          EXPIRATION          AMOUNT   (DEPRECIATION)
DESCRIPTION                                                                     DATE   ($ THOUSANDS)    ($ THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
The Fund delivers payment on the monthly reset spread from Bank of
   America--CMBS AAA 10 YR Index plus 35 basis points times the notional amount. The Fund delivers payment if the return on the spread appreciates over the payment period and receives payment if the return on the spread depreciates over the payment period.
   (Counterparty: Bank of America)                                          10/31/07     $    (7,000)      $      (24)

The Fund receives payment on the monthly reset spread from Bank of
   America--CMBS AAA 10 YR Index plus 10 basis points times the notional amount. The Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates over the payment period. (Counterparty:
   Wachovia)                                                                12/31/07           7,000               24

The Fund receives payment on the monthly reset spread from Bank of
   America--CMBS AAA 10 YR Index plus 30 basis points times the notional amount. The Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates over the payment period. (Counterparty:
   Merrill Lynch)                                                           01/31/08          20,000               69

The Fund receives payment on the monthly reset spread from Bank of
   America--CMBS AAA 10 YR Index plus 5 basis points times the notional amount. The Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates over the payment period. (Counterparty:
   Bank of America)                                                         01/31/08          15,000               52

The Fund receives payment on the monthly reset spread from Bank of
   America--CMBS AAA 10 YR Index plus 8 basis points times the notional amount. The Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates over the payment period.
   (Counterparty: Bank of America)                                          10/02/07          15,000               51

The Fund receives payment on the monthly reset spread from Bank of
   America--CMBS IG 10 YR Index plus 20 basis points times the notional amount. The Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates over the payment period. (Counterparty:
   Bank of America)                                                         10/31/07          12,000               37

The Fund delivers payment on the monthly reset spread from Lehman
   Brothers--CMBS AAA 8.5 Index plus 35 basis points times the notional amount. The Fund delivers payment if the return on the spread appreciates over the payment period and receives payment if the return on the spread depreciates over the payment period.
   (Counterparty: Wachovia)                                                 11/01/07          (7,000)             (43)

The Fund receives payment on the monthly reset spread from Lehman
   Brothers--CMBS AAA 8.5 Index plus 15 basis points times the notional amount. The Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates over the payment period. (Counterparty:
   JPMorgan Chase)                                                          01/01/08           5,000               31
                                                                                                           -----------
                                                                                                           $      197
                                                                                                           ===========

---------------------------------------------------------------------------------------------------------------------
                                                  CREDIT DEFAULT SWAPS
----------------------------------------------------------------------------------------------------------------------
                                                                                                       NET UNREALIZED
                                                                                            NOTIONAL     APPRECIATION
                                                                          EXPIRATION          AMOUNT   (DEPRECIATION)
DESCRIPTION                                                                     DATE   ($ THOUSANDS)    ($ THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
Fund receives a monthly payment of 0.0533% (0.640% per annum) times notional amount of ABX.HE.A 07-1 Index. Upon a defined credit event the Fund pays the notional amount and takes receipt of the
   deliverable obligation. (Counterparty: Merrill Lynch)                    08/25/37     $      (500)      $     (220)

Fund receives a monthly payment of 0.0142% (0.170% per annum) times notional amount of ABX.HE.AA 06-2 Index. Upon a defined credit event the Fund pays the notional amount and takes receipt of the
   deliverable obligation. (Counterparty: Merrill Lynch)                    05/25/46          (2,200)             199

----------------------------------------------------------------------------------------------------------------------
                                                                                                       NET UNREALIZED
                                                                                            NOTIONAL     APPRECIATION
                                                                          EXPIRATION          AMOUNT   (DEPRECIATION)
DESCRIPTION                                                                     DATE   ($ THOUSANDS)    ($ THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
Fund receives a monthly payment of 0.0533% (0.640% per annum) times notional amount of ABX.HE.A 07-1 Index. Upon a defined credit event the Fund pays the notional amount and takes receipt of the
   deliverable obligation. (Counterparty: JPMorgan Chase)                   08/25/37     $    (1,000)      $     (433)

Fund receives a monthly payment of 0.0533% (0.640% per annum) times notional amount of ABX.HE.A 07-1 Index. Upon a defined credit event the Fund pays the notional amount and takes receipt of the
   deliverable obligation. (Counterparty: Goldman Sachs)                    08/25/37            (500)            (209)

Fund receives a monthly payment of 0.0367% (0.440% per annum) times notional amount of ABX.HE.A 06-2 Index. Upon a defined credit event the Fund pays the notional amount and takes receipt of the
   deliverable obligation. (Counterparty: Bank of America)                  05/25/46          (9,850)          (2,615)

Fund receives a monthly payment of 0.0450% (0.540% per annum) times notional amount of ABX.HE.A 06-1 Index. Upon a defined credit event the Fund pays the notional amount and takes receipt of the
   deliverable obligation. (Counterparty: Merrill Lynch)                    07/25/45            (225)             (27)

Fund receives a monthly payment of 0.0142% (0.170% per annum) times notional amount of ABX.HE.AA 06-2 Index. Upon a defined credit event the Fund pays the notional amount and takes receipt of the
   deliverable obligation. (Counterparty: Merrill Lynch)                    05/25/46          (2,200)             193

Fund receives a monthly payment of 0.0125% (0.150% per annum) times notional amount of ABX.HE.AA 07-1 Index. Upon a defined credit event the Fund pays the notional amount and takes receipt of the
   deliverable obligation. (Counterparty: JPMorgan Chase)                   08/25/37          (2,250)             (60)

Fund receives a monthly payment of 0.0142% (0.170% per annum) times notional amount of ABX.HE.AA 06-2 Index. Upon a defined credit event the Fund pays the notional amount and takes receipt of the
   deliverable obligation. (Counterparty: Bank of America)                  05/25/46          (2,150)             152

Fund receives a monthly payment of 0.0125% (0.150% per annum) times notional amount of ABX.HE.AA 07-1 Index. Upon a defined credit event the Fund pays the notional amount and takes receipt of the
   deliverable obligation. (Counterparty: Bank of America)                  08/25/37            (300)               5

Fund receives a monthly payment of 0.0142% (0.170% per annum) times notional amount of ABX.HE.AA 06-2 Index. Upon a defined credit event the Fund pays the notional amount and takes receipt of the
   deliverable obligation. (Counterparty: Bank of America)                  05/25/46          (1,550)             (26)

Fund receives a monthly payment of 0.0125% (0.150% per annum) times notional amount of ABX.HE.AA 07-1 Index. Upon a defined credit event the Fund pays the notional amount and takes receipt of the
   deliverable obligation. (Counterparty: JPMorgan Chase)                   08/25/37          (1,100)             (16)

Fund receives a monthly payment of 0.0142% (0.170% per annum) times notional amount of ABX.HE.AA 06-2 Index. Upon a defined credit event the Fund pays the notional amount and takes receipt of the
   deliverable obligation. (Counterparty: Wachovia)                         05/25/46          (1,600)             166

Fund receives a monthly payment of 0.0142% (0.170% per annum) times notional amount of ABX.HE.AA 06-2 Index. Upon a defined credit event the Fund pays the notional amount and takes receipt of the
   deliverable obligation. (Counterparty: Wachovia)                         05/25/46          (2,000)             248

Fund pays a quarterly payment of 0.0675% (0.270% per annum) times notional amount of Southwest Airlines Co., 6.500%, 03/01/12. Upon a defined credit event the Fund receives the notional amount and
   delivers of the defined obligation. (Counterparty: Merrill Lynch)        12/20/11             750                8

Fund pays a quarterly payment of 0.1125% (0.450% per annum) times notional amount of Lubrizol Corp., 7.250%, 06/15/35. Upon a defined credit event the Fund receives the notional amount and delivers of
   the defined obligation. (Counterparty: Merrill Lynch)                    12/20/11             750               (5)

Fund pays a quarterly payment of 0.1725% (0.690% per annum) times notional amount of Donnelley (R.R.) & Sons, 4.950%, 04/01/14. Upon a defined credit event the Fund receives the notional amount and
   delivers of the defined obligation. (Counterparty: Merrill Lynch)        12/20/11             750              (12)


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          69

SCHEDULE OF INVESTMENTS

Large Cap Diversified Alpha Fund (Concluded)

September 30, 2007

----------------------------------------------------------------------------------------------------------------------
                                                                                                       NET UNREALIZED
                                                                                            NOTIONAL     APPRECIATION
                                                                          EXPIRATION          AMOUNT   (DEPRECIATION)
DESCRIPTION                                                                     DATE   ($ THOUSANDS)    ($ THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
Fund pays a quarterly payment of 0.0500% (0.200% per annum) times notional amount of PPG Industries, Inc., 7.050%, 08/15/09. Upon a defined credit event the Fund receives the notional amount and
   delivers of the defined obligation. (Counterparty: JPMorgan Chase)       12/20/11     $       750       $       (1)

Fund pays a quarterly payment of 0.1125% (0.450% per annum) times notional amount of Lubrizol Corp., 7.250%, 06/15/25. Upon a defined credit event the Fund receives the notional amount and delivers of
   the defined obligation. (Counterparty: JPMorgan Chase)                   12/20/11             750               (5)

Fund pays a quarterly payment of 0.1100% (0.440% per annum) times notional amount of Autozone, Inc., 5.875%, 10/15/12. Upon a defined credit event the Fund receives the notional amount and delivers of
   the defined obligation. (Counterparty: Bank of America)                  12/20/11             750               (5)

Fund pays a quarterly payment of 0.1188% (0.475% per annum) times notional amount of Meadwestavaco Corp., 6.850%, 04/01/12. Upon a defined credit event the Fund receives the notional amount and
   delivers of the defined obligation. (Counterparty: Bank of America)      12/20/11             750               (1)

Fund pays a quarterly payment of 0.1150% (0.460% per annum) times notional amount of Autozone, Inc., 5.875%, 10/15/12. Upon a defined credit event the Fund receives the notional amount and delivers of
   the defined obligation. (Counterparty: JPMorgan Chase)                   12/20/11             750               (6)

Fund pays a quarterly payment of 0.2950% (1.180% per annum) times notional amount of Gap, Inc., 8.800%, 12/15/08. Upon a defined credit event the Fund receives the notional amount and delivers of
   the defined obligation. (Counterparty: JPMorgan Chase)                   12/20/11             750               18

Fund pays a quarterly payment of 0.1063% (0.425% per annum) times notional amount of Eastman Chemical, Inc., 7.600%, 02/01/27. Upon a defined credit event the Fund receives the notional amount and
   delivers of the defined obligation. (Counterparty: Bank of America)      12/20/11             750               (6)

Fund pays a quarterly payment of 0.1375% (0.550% per annum) times notional amount of Black & Decker Corp., 7.125%, 06/01/11. Upon a defined credit event the Fund receives the notional amount and
   delivers of the defined obligation. (Counterparty: Bank of America)      12/20/11             750              (11)

Fund pays a quarterly payment of 0.0475% (0.190% per annum) times notional amount of TJX Companies, 7.450%, 12/15/09. Upon a defined credit event the Fund receives the notional amount and delivers of
   the defined obligation. (Counterparty: Bank of America)                  12/20/11             750               (1)

Fund pays a quarterly payment of 0.0550% (0.220% per annum) times notional amount of Nucor Corp., 4.875%, 12/01/12. Upon a defined credit event the Fund receives the notional amount and delivers of
   the defined obligation. (Counterparty: Bank of America)                  12/20/11             750               (1)

Fund pays a quarterly payment of 0.0325% (0.130% per annum) times notional amount of Lowe's Companies, Inc., 8.250%, 06/01/10. Upon a defined credit event the Fund receives the notional amount and
   delivers of the defined obligation. (Counterparty: Merrill Lynch)        12/20/11             750               --

Fund pays a quarterly payment of 0.2950% (1.180% per annum) times notional amount of Gap, Inc., 8.800%, 12/15/08. Upon a defined credit event the Fund receives the notional amount and delivers of
   the defined obligation. (Counterparty: Bank of America)                  12/20/11             750               16

Fund pays a quarterly payment of 0.1925% (0.770% per annum) times notional amount of Jones Apparel Group, 5.125%, 11/15/14. Upon a defined credit event the Fund receives the notional amount and
   delivers of the defined obligation. (Counterparty: JPMorgan Chase)       12/20/11             750                4

Fund pays a quarterly payment of 0.0350% (0.140% per annum) times notional amount of Pitney Bowes, Inc., 4.625%, 10/01/12. Upon a defined credit event the Fund receives the notional amount and
   delivers of the defined obligation. (Counterparty: Bank of America)      12/20/11           1,500               (1)

Fund pays a quarterly payment of 0.1113% (0.445% per annum) times notional amount of Darden Restaurants, Inc., 7.125%, 02/01/16. Upon a defined credit event the Fund receives the notional amount and
   delivers of the defined obligation. (Counterparty: Bank of America)      12/20/11             750               (3)

----------------------------------------------------------------------------------------------------------------------
                                                                                                       NET UNREALIZED
                                                                                            NOTIONAL     APPRECIATION
                                                                          EXPIRATION          AMOUNT   (DEPRECIATION)
DESCRIPTION                                                                     DATE   ($ THOUSANDS)    ($ THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
Fund pays a quarterly payment of 0.1188% (0.475% per annum) times notional amount of The Limited, Inc., 6.125%, 12/01/12. Upon a defined credit event the Fund receives the notional amount and
   delivers of the defined obligation. (Counterparty: Bank of America)      12/20/11     $       750       $        4

Fund pays a quarterly payment of 0.1375% (0.550% per annum) times notional amount of Black & Decker Corp., 7.125%, 06/01/11. Upon a defined credit event the Fund receives the notional amount and
   delivers of the defined obligation. (Counterparty: JPMorgan Chase)       12/20/11             750              (10)

Fund pays a quarterly payment of 0.2250% (0.900% per annum) times notional amount of MDC Holdings, Inc., 5.500%, 05/15/13. Upon a defined credit event the Fund receives the notional amount and
   delivers of the defined obligation. (Counterparty: Merrill Lynch)        12/20/11             750               (1)

Fund pays a quarterly payment of 0.0975 (0.390% per annum) times notional amount of Hasbro, Inc., 2.750%, 12/01/21. Upon a defined credit event the Fund receives the notional amount and delivers of
   the defined obligation. (Counterparty: JPMorgan Chase)                   12/20/11             750                5

Fund pays a quarterly payment of 0.0850% (0.340% per annum) times notional amount of Agrium, Inc., 8.250%, 02/15/16. Upon a defined credit event the Fund receives the notional amount and delivers of
   the defined obligation. (Counterparty: JPMorgan Chase)                   12/20/11             750               (3)

Fund pays a quarterly payment of 0.0845% (0.338% per annum) times notional amount of Whirlpool Corp., 7.750%, 07/15/16. Upon a defined credit event the Fund receives the notional amount and
   delivers of the defined obligation. (Counterparty: JPMorgan Chase)       12/20/11             750                4

Fund pays a quarterly payment of 0.1125% (0.450% per annum) times notional amount of Weyerhaeuser Company, 6.750%, 03/15/12. Upon a defined credit event the Fund receives the notional amount and
   delivers of the defined obligation. (Counterparty: Bank of America)      12/20/11             750                1

Fund pays a quarterly payment of 0.0550% (0.220% per annum) times notional amount of Nucor Corp., 4.875%, 10/01/12. Upon a defined credit event the Fund receives the notional amount and delivers of
   the defined obligation. (Counterparty: JPMorgan Chase)                   12/20/11             750               (3)

Fund pays a quarterly payment of 0.0675% (0.270% per annum) times notional amount of Southwest Airlines Co., 6.500%, 03/01/12. Upon a defined credit event the Fund receives the notional amount and
   delivers of the defined obligation. (Counterparty: JPMorgan Chase)       12/20/11             750                8

Fund pays a quarterly payment of 0.0975% (0.390% per annum) times notional amount of Radian Group, Inc., 7.750%, 06/01/11. Upon a defined credit event the Fund receives the notional amount and
   delivers of the defined obligation. (Counterparty: JPMorgan Chase)       12/20/13             750               92

Fund pays a quarterly payment of 0.0925% (0.370% per annum) times notional amount of Johnson Controls, Inc., 7.125%, 07/15/17. Upon a defined credit event the Fund receives the notional amount and
   delivers of the defined obligation. (Counterparty: Bank of America)      12/20/13             750               (4)

Fund pays a quarterly payment of 0.0875% (0.350% per annum) times notional amount of MGIC Investment Corp., 6.000%, 09/15/16. Upon a defined credit event the Fund receives the notional amount and
   delivers of the defined obligation. (Counterparty: Bank of America)      12/20/13             750               43

Fund pays a quarterly payment of 0.0875% (0.350% per annum) times notional amount of PMI Group, Inc., 6.000%, 09/15/16. Upon a defined credit event the Fund receives the notional amount and
   delivers of the defined obligation. (Counterparty: JPMorgan Chase)       12/20/13             750               33

Fund pays a quarterly payment of 0.0975% (0.390% per annum) times notional amount of Johnson Controls, Inc., 7.125%, 07/15/17. Upon a defined credit event the Fund receives the notional amount and
   delivers of the defined obligation. (Counterparty: Bank of America)      12/20/13             750               (8)

Fund pays a quarterly payment of 0.0875% (0.350% per annum) times notional amount of Alcan, Inc., 4.875%, 09/15/12. Upon a defined credit event the Fund receives the notional amount and delivers of
   the defined obligation. (Counterparty: Bank of America)                  12/20/13             750               (3)


--------------------------------------------------------------------------------
70          SEI Institutional Managed Trust / Annual Report / September 30, 2007

----------------------------------------------------------------------------------------------------------------------
                                                                                                       NET UNREALIZED
                                                                                            NOTIONAL     APPRECIATION
                                                                          EXPIRATION          AMOUNT   (DEPRECIATION)
DESCRIPTION                                                                     DATE   ($ THOUSANDS)    ($ THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
Fund pays a quarterly payment of 0.0975% (0.390% per annum) times notional amount of Radian Group, Inc., 7.750%, 06/01/11. Upon a defined credit event the Fund receives the notional amount and
   delivers of the defined obligation. (Counterparty: Bank of America)      12/20/13     $       750       $      107

Fund pays a quarterly payment of 0.0875% (0.350% per annum) times notional amount of PMI Group, Inc., 6.000%, 09/15/16. Upon a defined credit event the Fund receives the notional amount and
   delivers of the defined obligation. (Counterparty: Bank of America)      12/20/13             750               32

Fund pays a quarterly payment of 0.0875% (0.350% per annum) times notional amount of MGIC Investment Corp., 6.000%, 03/15/07. Upon a defined credit event the Fund receives the notional amount and
   delivers of the defined obligation. (Counterparty: JPMorgan Chase)       12/20/13             750               36

Fund pays a quarterly payment of 0.0700% (0.280% per annum) times notional amount of Nordstrom, Inc., 6.950%, 03/15/28. Upon a defined credit event the Fund receives the notional amount and
   delivers of the defined obligation. (Counterparty: JPMorgan Chase)       12/20/13             750               (5)

Fund pays a quarterly payment of 0.0625% (0.250% per annum) times notional amount of Dow Chemical, Inc., 6.000%, 10/01/12. Upon a defined credit event the Fund receives the notional amount and
   delivers of the defined obligation. (Counterparty: Merrill Lynch)        12/20/13             750                3

Fund pays a quarterly payment of 0.1825% (0.730% per annum) times notional amount of Masco Corp., 5.875%, 07/15/12. Upon a defined credit event the Fund receives the notional amount and delivers of
   the defined obligation. (Counterparty: Bank of America)                  12/20/13             750               (8)

Fund pays a quarterly payment of 0.0650% (0.260% per annum) times notional amount of Dow Chemical, Inc., 6.000%, 10/01/12. Upon a defined credit event the Fund receives the notional amount and
   delivers of the defined obligation. (Counterparty: JPMorgan Chase)       12/20/13             750               (2)

Fund pays a quarterly payment of 0.0700% (0.280% per annum) times notional amount of Nordstrom, Inc., 6.950%, 03/15/28. Upon a defined credit event the Fund receives the notional amount and
   delivers of the defined obligation. (Counterparty: Merrill Lynch)        12/20/13             750               (5)

Fund pays a quarterly payment of 0.0538% (0.215% per annum) times notional amount of Carnival Corp., 6.650%, 01/15/28. Upon a defined credit event the Fund receives the notional amount and delivers of
   the defined obligation. (Counterparty: JPMorgan Chase)                   06/20/12             650                4

Fund pays a quarterly payment of 0.0500% (0.200% per annum) times notional amount of Campbell Soup Co., 4.875%, 10/01/13. Upon a defined credit event the Fund receives the notional amount and
   delivers of the defined obligation. (Counterparty: Bank of America)      06/20/14           1,150                2

Fund pays a quarterly payment of 0.110% (0.440% per annum) times notional amount of Dow Chemical, Inc., 6.000%, 10/01/12. Upon a defined credit event the Fund receives the notional amount and
   delivers of the defined obligation. (Counterparty: Merrill Lynch)        12/20/11          (1,500)              13

Fund pays a quarterly payment of 0.0800% (0.320% per annum) times notional amount of Washington Mutual Co., 5.250%, 09/15/17. Upon a defined credit event the Fund receives the notional amount and
   delivers of the defined obligation. (Counterparty: JPMorgan Chase)       03/20/12             700               18

Fund pays a quarterly payment of 0.450% (1.800% per annum) times notional amount of Weyerhaeuser Company, 6.750%, 03/15/12. Upon a defined credit event the Fund receives the notional amount and
   delivers of the defined obligation. (Counterparty: Merrill Lynch)        03/20/12             750                3

Fund pays a quarterly payment of 0.0800% (0.320% per annum) times notional amount of Alcan, Inc., 4.875%, 09/15/12. Upon a defined credit event the Fund receives the notional amount and delivers of
   the defined obligation. (Counterparty: Bank of America)                  03/20/14             650               (2)

Fund receives a quarterly payment of 0.1000% (0.440% per annum) times notional amount of CDX.NA.IG Index. Upon a defined credit event the
   Fund pays the notional amount and takes receipt of the deliverable
   obligation. (Counterparty: Bank of America)                              12/20/11         (13,800)            (140)

----------------------------------------------------------------------------------------------------------------------
                                                                                            NOTIONAL   NET UNREALIZED
                                                                          EXPIRATION          AMOUNT     DEPRECIATION
DESCRIPTION                                                                     DATE   ($ THOUSANDS)    ($ THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
Fund receives a quarterly payment of 0.1000% (0.400% per annum) times notional amount of CDX.NA.IG Index. Upon a defined credit event the
   Fund pays the notional amount and takes receipt of the deliverable
   obligation. (Counterparty: Bank of America)                              12/20/11     $    (1,000)      $       (9)

Fund receives a quarterly payment of 0.1000% (0.400% per annum) times notional amount of CDX.NA.IG Index. Upon a defined credit event the
   Fund pays the notional amount and takes receipt of the deliverable
   obligation. (Counterparty: Bank of America)                              12/20/11            (650)              (6)

Fund receives a quarterly payment of 0.1000% (0.400% per annum) times notional amount of CDX.NA.IG Index. Upon a defined credit event the
   Fund pays the notional amount and takes receipt of the deliverable
   obligation. (Counterparty: Bank of America)                              12/20/11            (750)              (7)

Fund receives a quarterly payment of 0.1000% (0.400% per annum) times notional amount of CDX.NA.IG Index. Upon a defined credit event the
   Fund pays the notional amount and takes receipt of the deliverable
   obligation. (Counterparty: Merrill Lynch)                                12/20/11            (650)              (2)

Fund receives a quarterly payment of 0.1000% (0.400% per annum) times notional amount of CDX.NA.IG Index. Upon a defined credit event the
   Fund pays the notional amount and takes receipt of the deliverable
   obligation. (Counterparty: Merrill Lynch)                                12/20/11          (3,750)             (38)

Fund receives a quarterly payment of 0.1000% (0.400% per annum) times notional amount of CDX.NA.IG Index. Upon a defined credit event the
   Fund pays the notional amount and takes receipt of the deliverable
   obligation. (Counterparty: Merrill Lynch)                                12/20/11         (13,800)            (140)
                                                                                                           -----------
                                                                                                           ($   2,643)
                                                                                                           ===========

Percentages are based on Net Assets of $1,654,841($ Thousands).

*     Non-Income Producing Security.

**    Rate shown is the 7-day effective yield as of September 30, 2007.

+     Real Estate Investment Trust.

++    Investment in Affiliated Security (see Note 3).

(A) Security, or portion thereof, has been pledged as collateral on open futures contracts.

(B)   The rate reported is the effective yield at time of purchase.

(C) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2007.

(D) All or a portion of this security has been pledged as collateral for securities sold short. The total market value of collateral for securities sold short at September 30, 2007 was $734,377 ($ Thousands).

(E) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(F) Zero Coupon Bond -- The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(G) Step Bonds -- The rate reflected on the Schedule of Investments is the effective yield on September 30, 2007. The coupon on a step bond changes on a specified date.

(H) This security is traded on a foreign stock exchange. The total market value of such securities as of September 30, 2007 was $67 ($ Thousands) and represented 0.00% of Net Assets.

ADR -- American Depositary Receipt
ARM -- Adjustable Rate Mortgage
Cl -- Class
CMBS -- Commercial Mortgage-Backed Securities
CMO -- Collateralized Mortgage Obligation
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
IO -- Interest Only
LLC -- Limited Liability Company
LP -- Limited Partnership
Ltd. -- Limited
MTN -- Medium Term Note
NIM -- Net Interest Margin
PLC -- Public Limited Company
Ser -- Series
STRIPS -- Separately Traded Registered Interest and Principal Securities TBA -- To Be Announced
TIPS -- Treasury Inflation-Protected Securities

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          71

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund

September 30, 2007
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS (UNAUDITED)#:

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

17.7%   Financials
14.3%   Information Technology
10.8%   Short-Term Investments
10.4%   Energy
10.3%   Health Care
10.2%   Industrials
 8.5%   Consumer Staples
 8.3%   Consumer Discretionary
 3.3%   Telecommunication Services
 3.0%   Utilities
 2.9%   Materials
 0.2%   U.S. Treasury Obligation
 0.1%   Asset-Backed Security

#Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 7).

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK -- 96.9%

CONSUMER DISCRETIONARY -- 9.0%
   Abercrombie & Fitch, Cl A                             11,000   $         888
   Amazon.com (B)*                                       38,500           3,586
   Apollo Group, Cl A (B)*                               17,503           1,053
   Autonation (B)*                                       18,826             334
   Autozone*                                              5,894             685
   Bed Bath & Beyond*                                    32,933           1,124
   Best Buy (B)                                          50,641           2,330
   Big Lots*                                             13,713             409
   Black & Decker                                         8,209             684
   Brunswick                                             11,315             259
   Carnival                                              55,284           2,677
   CBS, Cl B (B)                                         89,701           2,826
   Centex                                                14,944             397
   Circuit City Stores                                   17,754             140
   Clear Channel Communications                          62,063           2,324
   Coach*                                                46,310           2,189
   Comcast, Cl A (B)*                                   385,644           9,325
   Darden Restaurants                                    18,113             758
   Dillard's, Cl A                                        7,605             166
   DIRECTV Group*                                        95,500           2,319
   Dow Jones (B)                                          8,163             487
   DR Horton (B)                                         34,149             437
   E.W. Scripps, Cl A (B)                                10,400             437
   Eastman Kodak (B)                                     35,910             961
   Family Dollar Stores                                  18,922             503
   Ford Motor (B)                                       257,109           2,183
   Fortune Brands (B)                                    19,019           1,550
   Gannett                                               29,347           1,282
   Gap                                                   65,931           1,216
   General Motors (B)                                    70,748           2,596
   Genuine Parts                                         21,336           1,067
   Goodyear Tire & Rubber*                               24,993             760
   H&R Block                                             40,304             854

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Harley-Davidson (B)                                   32,208   $       1,488
   Harman International Industries                        8,200             709
   Harrah's Entertainment                                23,287           2,024
   Hasbro (B)                                            20,091             560
   Hilton Hotels                                         48,587           2,259
   Home Depot (B)                                       208,564           6,766
   IAC/InterActive (B)*                                  27,200             807
   International Game Technology                         41,156           1,774
   Interpublic Group (B)*                                58,601             608
   J.C. Penney                                           28,180           1,786
   Johnson Controls                                      24,619           2,908
   Jones Apparel Group (B)                               13,590             287
   KB Home (B)                                            9,655             242
   Kohl's*                                               39,447           2,261
   Leggett & Platt (B)                                   22,154             424
   Lennar, Cl A                                          17,207             390
   Limited Brands                                        42,727             978
   Liz Claiborne (B)                                     12,923             444
   Lowe's                                               188,136           5,272
   Macy's                                                57,464           1,857
   Marriott International, Cl A                          41,240           1,793
   Mattel                                                49,118           1,152
   McDonald's                                           149,060           8,119
   McGraw-Hill                                           42,321           2,155
   Meredith                                               4,863             279
   New York Times, Cl A (B)                              17,992             355
   Newell Rubbermaid                                     34,747           1,001
   News, Cl A                                           291,133           6,402
   Nike, Cl B (B)                                        47,294           2,774
   Nordstrom (B)                                         27,802           1,304
   Office Depot*                                         34,620             714
   OfficeMax                                              9,393             322
   Omnicom Group                                         40,304           1,938
   Polo Ralph Lauren                                      7,700             599
   Pulte Homes                                           26,555             361
   RadioShack (B)                                        17,025             352
   Sears Holdings (B)*                                   10,365           1,318
   Sherwin-Williams                                      13,916             914
   Snap-On                                                7,353             364
   Stanley Works (B)                                     10,379             583
   Staples                                               89,614           1,926
   Starbucks*                                            90,458           2,370
   Starwood Hotels & Resorts Worldwide                   26,835           1,630
   Target                                               106,419           6,765
   Tiffany                                               16,973             889
   Time Warner                                          469,114           8,613
   TJX                                                   56,867           1,653
   Tribune                                                9,197             251
   VF                                                    11,214             906
   Viacom, Cl B*                                         84,401           3,289
   Walt Disney                                          245,627           8,447
   Wendy's International                                 10,808             377


--------------------------------------------------------------------------------
72          SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Whirlpool (B)                                          9,805   $         874
   Wyndham Worldwide                                     22,602             740
   Yum! Brands                                           64,870           2,195
                                                                  --------------
                                                                        156,374
                                                                  --------------
CONSUMER STAPLES -- 9.3%
   Altria Group                                         261,956          18,214
   Anheuser-Busch                                        95,074           4,753
   Archer-Daniels-Midland                                81,666           2,701
   Avon Products                                         55,151           2,070
   Brown-Forman, Cl B                                     9,876             740
   Campbell Soup (B)                                     27,275           1,009
   Clorox                                                18,942           1,155
   Coca-Cola                                            249,096          14,315
   Coca-Cola Enterprises                                 34,817             843
   Colgate-Palmolive                                     64,093           4,571
   ConAgra Foods                                         61,752           1,614
   Constellation Brands, Cl A (B)*                       24,100             583
   Costco Wholesale                                      55,218           3,389
   CVS                                                  184,895           7,327
   Dean Foods                                            16,100             412
   Estee Lauder, Cl A                                    14,500             616
   General Mills                                         43,191           2,505
   Hershey (B)                                           21,612           1,003
   HJ Heinz                                              40,649           1,878
   Kellogg                                               31,367           1,756
   Kimberly-Clark                                        52,899           3,717
   Kraft Foods, Cl A                                    199,388           6,881
   Kroger                                                88,559           2,526
   McCormick                                             16,261             585
   Molson Coors Brewing, Cl B                             8,523             849
   Pepsi Bottling Group                                  16,436             611
   PepsiCo                                              201,867          14,789
   Procter & Gamble                                     391,976          27,572
   Reynolds American (B)                                 21,440           1,363
   Safeway                                               55,046           1,823
   Sara Lee                                              91,687           1,530
   Supervalu                                             25,997           1,014
   Sysco                                                 77,120           2,745
   Tyson Foods, Cl A                                     31,590             564
   UST                                                   20,040             994
   Wal-Mart Stores                                      300,411          13,113
   Walgreen                                             125,144           5,912
   Whole Foods Market (B)                                17,600             862
   WM Wrigley Jr.                                        26,760           1,719
                                                                  --------------
                                                                        160,623
                                                                  --------------
ENERGY -- 11.3%
   Anadarko Petroleum                                    57,880           3,111
   Apache                                                41,000           3,692
   Baker Hughes                                          39,734           3,591
   BJ Services                                           36,656             973

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Chesapeake Energy (B)                                 51,200   $       1,805
   Chevron                                              267,597          25,042
   ConocoPhillips                                       203,625          17,872
   Consol Energy                                         22,800           1,063
   Devon Energy                                          55,713           4,635
   El Paso (B)                                           87,294           1,481
   ENSCO International (B)                               18,900           1,060
   EOG Resources                                         30,544           2,209
   Exxon Mobil                                          692,636          64,110
   Halliburton                                          114,579           4,400
   Hess                                                  33,775           2,247
   Marathon Oil                                          85,056           4,850
   Murphy Oil (B)                                        23,463           1,640
   Nabors Industries*                                    34,778           1,070
   National Oilwell Varco*                               21,934           3,169
   Noble (B)                                             33,542           1,645
   Occidental Petroleum                                 104,204           6,677
   Peabody Energy (B)                                    33,100           1,585
   Rowan                                                 13,797             505
   Schlumberger (B)                                     148,862          15,631
   Smith International (B)                               24,900           1,778
   Spectra Energy                                        78,461           1,921
   Sunoco                                                15,157           1,073
   Tesoro                                                17,100             787
   Transocean (B)*                                       35,578           4,022
   Valero Energy                                         67,508           4,535
   Weatherford International*                            42,254           2,839
   Williams                                              74,765           2,547
   XTO Energy                                            47,535           2,940
                                                                  --------------
                                                                        196,505
                                                                  --------------
FINANCIALS -- 19.2%
   ACE                                                   40,385           2,446
   Aflac                                                 59,908           3,417
   Allstate                                              75,259           4,304
   AMBAC Financial Group                                 12,814             806
   American Capital Strategies (B)                       22,000             940
   American Express                                     147,315           8,746
   American International Group                         320,271          21,666
   Ameriprise Financial                                  28,584           1,804
   AON (B)                                               36,429           1,632
   Apartment Investment & Management,
     Cl A+                                               12,162             549
   Archstone-Smith Trust+ (B)                            27,568           1,658
   Assurant                                              13,000             696
   AvalonBay Communities+                                 9,900           1,169
   Bank of America                                      552,370          27,768
   Bank of New York Mellon                              141,186           6,232
   BB&T                                                  67,797           2,738
   Bear Stearns                                          14,798           1,817
   Boston Properties+                                    14,900           1,548
   Capital One Financial (B)                             51,362           3,412


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          73

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   CB Richard Ellis Group, Cl A*                         23,400   $         651
   Charles Schwab                                       124,727           2,694
   Chubb (B)                                             49,356           2,647
   Cincinnati Financial                                  21,579             935
   CIT Group                                             24,208             973
   Citigroup                                            621,246          28,994
   CME Group                                              6,147           3,610
   Comerica                                              19,683           1,009
   Commerce Bancorp (B)                                  23,400             907
   Countrywide Financial (B)                             73,771           1,402
   Developers Diversified Realty+ (B)                    15,900             888
   Discover Financial Services*                          65,530           1,363
   E*Trade Financial*                                    53,439             698
   Equity Residential+                                   36,040           1,527
   Fannie Mae                                           120,581           7,333
   Federated Investors, Cl B                             11,145             442
   Fifth Third Bancorp                                   67,211           2,277
   First Horizon National (B)                            15,715             419
   Franklin Resources                                    20,315           2,590
   Freddie Mac                                           81,359           4,801
   General Growth Properties+ (B)                        30,700           1,646
   Genworth Financial, Cl A                              54,900           1,687
   Goldman Sachs Group                                   50,662          10,981
   Hartford Financial Services Group                     39,286           3,636
   Host Hotels & Resorts+                                65,100           1,461
   Hudson City Bancorp (B)                               61,900             952
   Huntington Bancshares                                 45,575             774
   IntercontinentalExchange*                              8,600           1,306
   Janus Capital Group (B)                               21,777             616
   JPMorgan Chase                                       425,472          19,495
   Keycorp (B)                                           48,583           1,571
   Kimco Realty+ (B)                                     32,200           1,456
   Legg Mason (B)                                        16,400           1,382
   Lehman Brothers Holdings (B)                          66,006           4,075
   Leucadia National (B)                                 21,200           1,022
   Lincoln National                                      33,198           2,190
   Loews                                                 54,473           2,634
   M&T Bank                                               9,561             989
   Marsh & McLennan (B)                                  69,150           1,763
   Marshall & Ilsley                                     31,970           1,399
   MBIA                                                  16,227             991
   Merrill Lynch                                        107,947           7,694
   Metlife (B)                                           91,905           6,409
   MGIC Investment (B)                                   10,395             336
   Moody's (B)                                           28,508           1,437
   Morgan Stanley                                       130,661           8,232
   National City                                         81,048           2,034
   Northern Trust                                        23,605           1,564
   Plum Creek Timber+ (B)                                22,135             991
   PNC Financial Services Group                          42,783           2,914
   Principal Financial Group                             33,448           2,110
   Progressive                                           89,568           1,739
   Prologis+ (B)                                         32,060           2,127

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Prudential Financial                                  58,166   $       5,676
   Public Storage+                                       15,328           1,206
   Regions Financial                                     86,863           2,561
   Safeco                                                13,238             810
   Simon Property Group+ (B)                             27,709           2,771
   SLM                                                   51,343           2,550
   Sovereign Bancorp                                     45,144             769
   State Street                                          49,591           3,380
   SunTrust Banks                                        44,396           3,359
   Synovus Financial                                     40,875           1,147
   T. Rowe Price Group (B)                               33,208           1,849
   Torchmark                                             12,205             761
   Travelers                                             82,232           4,140
   UnumProvident                                         42,852           1,049
   US Bancorp                                           215,506           7,010
   Vornado Realty Trust+                                 16,314           1,784
   Wachovia                                             237,160          11,894
   Washington Mutual (B)                                109,219           3,857
   Wells Fargo                                          418,306          14,900
   XL Capital, Cl A                                      22,605           1,790
   Zions Bancorporation                                  13,760             945
                                                                  --------------
                                                                        333,329
                                                                  --------------

HEALTH CARE -- 11.3%
   Abbott Laboratories                                  190,868          10,234
   Aetna                                                 64,002           3,473
   Allergan                                              38,366           2,473
   AmerisourceBergen                                     22,296           1,011
   Amgen*                                               134,493           7,608
   Applera -- Applied Biosystems
     Group                                               22,957             795
   Barr Pharmaceuticals*                                 13,300             757
   Bausch & Lomb                                          6,774             433
   Baxter International                                  80,738           4,544
   Becton Dickinson (B)                                  30,562           2,508
   Biogen Idec*                                          35,700           2,368
   Boston Scientific (B)*                               166,612           2,324
   Bristol-Myers Squibb                                 243,901           7,029
   C.R. Bard                                             12,888           1,137
   Cardinal Health                                       47,455           2,967
   Celgene*                                              47,200           3,366
   Cigna                                                 34,971           1,864
   Coventry Health Care*                                 19,413           1,208
   Covidien*                                             61,382           2,547
   Eli Lilly                                            122,230           6,959
   Express Scripts*                                      31,952           1,784
   Forest Laboratories*                                  39,763           1,483
   Genzyme*                                              32,932           2,040
   Gilead Sciences*                                     116,176           4,748
   Hospira*                                              19,504             808
   Humana*                                               20,797           1,453
   IMS Health                                            24,395             747


--------------------------------------------------------------------------------
74          SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Johnson & Johnson                                    360,656   $      23,695
   King Pharmaceuticals*                                 30,386             356
   Laboratory of America Holdings*                       14,263           1,116
   Manor Care                                             9,114             587
   McKesson                                              36,969           2,173
   Medco Health Solutions*                               34,458           3,115
   Medtronic                                            142,717           8,051
   Merck                                                272,417          14,081
   Millipore (B)*                                         6,793             515
   Mylan Laboratories                                    30,611             489
   Patterson (B)*                                        17,400             672
   PerkinElmer                                           15,240             445
   Pfizer                                               865,104          21,135
   Quest Diagnostics                                     19,824           1,145
   Schering-Plough                                      202,272           6,398
   St. Jude Medical*                                     41,094           1,811
   Stryker*                                              29,642           2,038
   Tenet Healthcare (B)*                                 58,976             198
   Thermo Fisher Scientific*                             52,543           3,033
   UnitedHealth Group                                   166,047           8,042
   Varian Medical Systems*                               16,100             674
   Waters*                                               12,697             850
   Watson Pharmaceuticals*                               12,771             414
   WellPoint*                                            76,661           6,050
   Wyeth                                                166,666           7,425
   Zimmer Holdings*                                      29,655           2,402
                                                                  --------------
                                                                        195,578
                                                                  --------------
INDUSTRIALS -- 11.1%
   3M                                                    89,282           8,355
   Allied Waste Industries*                              31,842             406
   American Standard                                     21,833             778
   Avery Dennison                                        11,415             651
   Boeing                                                97,632          10,250
   Burlington Northern Santa Fe                          37,524           3,046
   C.H. Robinson Worldwide                               21,600           1,173
   Caterpillar                                           80,097           6,282
   Cintas (B)                                            17,007             631
   Cooper Industries, Cl A (B)                           22,786           1,164
   CSX                                                   54,650           2,335
   Cummins                                               13,070           1,672
   Danaher (B)                                           29,748           2,460
   Deere                                                 28,251           4,193
   Dover                                                 25,637           1,306
   Eaton                                                 18,269           1,809
   Emerson Electric                                      99,506           5,296
   Equifax                                               17,225             657
   FedEx                                                 38,105           3,992
   Fluor                                                 11,022           1,587
   General Dynamics                                      49,726           4,200
   General Electric                                   1,279,907          52,988
   Goodrich                                              15,720           1,073

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
-------------------------------------------------------------------------------
   Honeywell International                               93,455   $       5,558
   Illinois Tool Works                                   50,424           3,007
   Ingersoll-Rand, Cl A                                  37,006           2,016
   ITT                                                   22,700           1,542
   L-3 Communications Holdings                           15,523           1,586
   Lockheed Martin                                       44,494           4,827
   Masco (B)                                             45,668           1,058
   Monster Worldwide*                                    16,034             546
   Norfolk Southern                                      48,026           2,493
   Northrop Grumman                                      42,519           3,316
   Paccar (B)                                            30,994           2,642
   Pall                                                  15,395             599
   Parker Hannifin (B)                                   14,514           1,623
   Pitney Bowes                                          27,575           1,252
   Precision Castparts                                   17,100           2,530
   Raytheon                                              54,368           3,470
   Robert Half International                             21,027             628
   Rockwell Automation                                   19,126           1,329
   Rockwell Collins                                      21,078           1,540
   RR Donnelley & Sons                                   27,311             998
   Ryder System                                           7,554             370
   Southwest Airlines (B)                                96,749           1,432
   Terex*                                                12,800           1,139
   Textron                                               31,298           1,947
   Tyco International                                    61,382           2,722
   Union Pacific                                         33,247           3,759
   United Parcel Service, Cl B                          131,290           9,860
   United Technologies                                  123,283           9,922
   Waste Management                                      63,628           2,401
   WW Grainger (B)                                        8,965             818
                                                                  --------------
                                                                        193,234
                                                                  --------------
INFORMATION TECHNOLOGY -- 15.7%
   Adobe Systems*                                        72,836           3,180
   Advanced Micro Devices (B)*                           69,363             916
   Affiliated Computer Services, Cl A*                   12,349             620
   Agilent Technologies*                                 48,106           1,774
   Akamai Technologies*                                  20,400             586
   Altera (B)                                            44,551           1,073
   Analog Devices                                        39,599           1,432
   Apple*                                               108,592          16,673
   Applied Materials (B)                                169,550           3,510
   Autodesk*                                             29,017           1,450
   Automatic Data Processing                             68,850           3,162
   Avaya*                                                56,668             961
   BMC Software*                                         25,549             798
   Broadcom, Cl A*                                       56,636           2,064
   CA                                                    51,427           1,323
   Ciena*                                                10,642             405
   Cisco Systems*                                       761,663          25,219
   Citrix Systems*                                       22,542             909


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          75

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund (Concluded)

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Cognizant Technology Solutions,
     Cl A*                                               17,800   $       1,420
   Computer Sciences*                                    21,633           1,209
   Compuware (B)*                                        40,575             325
   Convergys*                                            17,076             296
   Corning                                              194,878           4,804
   Dell*                                                281,474           7,769
   eBay*                                                141,632           5,527
   Electronic Arts*                                      38,778           2,171
   Electronic Data Systems                               63,102           1,378
   EMC*                                                 262,640           5,463
   Fidelity National Information Services                20,365             904
   Fiserv*                                               21,380           1,087
   Google, Cl A*                                         28,816          16,346
   Hewlett-Packard                                      321,952          16,030
   Intel                                                730,594          18,893
   International Business Machines (B)                  170,090          20,037
   Intuit*                                               42,786           1,296
   Jabil Circuit                                         23,079             527
   JDS Uniphase (B)*                                     26,456             396
   Juniper Networks (B)*                                 63,700           2,332
   Kla-Tencor (B)                                        23,171           1,292
   Lexmark International, Cl A*                          12,039             500
   Linear Technology (B)                                 27,494             962
   LSI Logic (B)*                                        88,746             659
   MEMC Electronic Materials*                            28,100           1,654
   Microchip Technology (B)                              27,100             984
   Micron Technology (B)*                                94,369           1,048
   Microsoft                                          1,006,962          29,665
   Molex                                                 17,760             478
   Motorola                                             289,706           5,368
   National Semiconductor                                29,837             809
   NCR*                                                  22,368           1,114
   Network Appliance*                                    46,376           1,248
   Novell (B)*                                           42,389             324
   Novellus Systems (B)*                                 15,727             429
   Nvidia*                                               66,648           2,415
   Oracle*                                              490,556          10,621
   Paychex                                               42,456           1,741
   QLogic*                                               19,848             267
   Qualcomm                                             208,032           8,791
   SanDisk*                                              28,400           1,565
   Solectron (B)*                                       113,054             441
   Sun Microsystems*                                    435,211           2,442
   Symantec (B)*                                        110,447           2,140
   Tektronix                                              9,459             262
   Tellabs*                                              54,699             521
   Teradyne*                                             23,707             327
   Texas Instruments                                    179,234           6,558
   Tyco Electronics*                                     61,382           2,175
   Unisys*                                               43,195             286

--------------------------------------------------------------------------------
                                                                   Market Value
   Description                                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
   VeriSign (B)*                                         30,700   $       1,036
   Western Union                                         96,512           2,024
   Xerox*                                               114,136           1,979
   Xilinx                                                35,709             933
   Yahoo! (B)*                                          168,238           4,516
                                                                  --------------
                                                                        271,839
                                                                  --------------
MATERIALS -- 3.1%
   Air Products & Chemicals                              27,026           2,642
   Alcoa                                                111,335           4,355
   Allegheny Technologies                                12,759           1,403
   Ashland                                                6,993             421
   Ball                                                  12,891             693
   Bemis                                                 13,090             381
   Dow Chemical                                         118,175           5,089
   E.I. Du Pont de Nemours (B)                          115,535           5,726
   Eastman Chemical                                      10,508             701
   Ecolab                                                22,230           1,049
   Freeport-McMoRan Copper & Gold,
     Cl B (B)                                            46,568           4,885
   Hercules                                              14,607             307
   International Flavors & Fragrances                     9,794             518
   International Paper (B)                               53,370           1,914
   MeadWestvaco                                          22,815             674
   Monsanto                                              68,048           5,834
   Newmont Mining                                        56,408           2,523
   Nucor                                                 37,682           2,241
   Pactiv*                                               16,587             475
   PPG Industries                                        20,545           1,552
   Praxair                                               38,999           3,267
   Rohm & Haas                                           17,822             992
   Sealed Air (B)                                        20,128             514
   Sigma-Aldrich (B)                                     16,536             806
   Temple-Inland                                         13,177             694
   United States Steel                                   14,826           1,571
   Vulcan Materials (B)                                  11,849           1,056
   Weyerhaeuser                                          26,388           1,908
                                                                  --------------
                                                                         54,191
                                                                  --------------

TELECOMMUNICATION SERVICES -- 3.6%
   Alltel                                                42,582           2,967
   AT&T                                                 761,658          32,226
   CenturyTel                                            13,960             645
   Citizens Communications (B)                           42,331             606
   Embarq                                                18,786           1,044
   Qwest Communications
     International (B)*                                 192,526           1,764
   Sprint Nextel                                        361,622           6,871
   Verizon Communications                               359,822          15,933
   Windstream                                            59,646             842
                                                                  --------------
                                                                         62,898
                                                                  --------------


--------------------------------------------------------------------------------
76          SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                             Shares/Face Amount    Market Value
Description                                       ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
UTILITIES -- 3.3%
   AES*                                                  83,090   $       1,665
   Allegheny Energy*                                     20,568           1,075
   Ameren (B)                                            25,844           1,357
   American Electric Power                               49,615           2,286
   Centerpoint Energy (B)                                40,068             642
   CMS Energy (B)                                        27,892             469
   Consolidated Edison (B)                               34,333           1,590
   Constellation Energy Group                            22,599           1,939
   Dominion Resources (B)                                36,670           3,091
   DTE Energy                                            22,145           1,073
   Duke Energy                                          157,222           2,938
   Dynegy, Cl A*                                         50,289             465
   Edison International                                  40,753           2,260
   Entergy                                               24,464           2,649
   Exelon                                                83,354           6,282
   FirstEnergy                                           37,487           2,374
   FPL Group                                             50,720           3,088
   Integrys Energy Group                                  9,434             483
   Nicor                                                  5,525             237
   NiSource                                              34,279             656
   PG&E                                                  43,829           2,095
   Pinnacle West Capital                                 12,549             496
   PPL                                                   48,171           2,230
   Progress Energy (B)                                   31,483           1,475
   Public Service Enterprise Group                       31,565           2,777
   Questar                                               21,400           1,124
   Sempra Energy                                         32,865           1,910
   Southern (B)                                          93,635           3,397
   TECO Energy                                           26,212             431
   TXU                                                   56,924           3,898
   Xcel Energy                                           51,019           1,099
                                                                  --------------
                                                                         57,551
                                                                  --------------

Total Common Stock
  (Cost $737,032) ($ Thousands)                                       1,682,122
                                                                  --------------

CORPORATE OBLIGATION (C) (E) -- 0.1%

FINANCIALS -- 0.1%
   SLM EXL, Ser S
      5.763%, 10/15/07                       $            2,641           2,641
                                                                  --------------

Total Corporate Obligation
  (Cost $2,641) ($ Thousands)                                             2,641
                                                                  --------------
ASSET-BACKED SECURITY (C) (E) (F) -- 0.1%

MORTGAGE RELATED SECURITY -- 0.1%
   Duke Funding, Ser 2004-6B,
     Cl A1S1
      5.430%, 10/09/07                                    1,801           1,801
                                                                  --------------

Total Asset-Backed Security
  (Cost $1,801) ($ Thousands)                                             1,801
                                                                  --------------

--------------------------------------------------------------------------------
                                             Shares/Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
CASH EQUIVALENTS**++ -- 11.8%
   SEI Daily Income Trust,
      Prime Obligation Fund,
      Cl A, 5.350%                                   51,746,418   $      51,746
   SEI Liquidity Fund LP,
      5.367% (C)                                    152,878,076         152,878
                                                                  --------------

Total Cash Equivalents
  (Cost $204,624) ($ Thousands)                                         204,624
                                                                  --------------

U.S. TREASURY OBLIGATION (A) (D) -- 0.2%
  U.S. Treasury Bills
   4.193%, 12/06/07                          $            2,960           2,940
                                                                  --------------

Total U.S. Treasury Obligation
  (Cost $2,938) ($ Thousands)                                             2,940
                                                                  --------------

Total Investments -- 109.1%
  (Cost $949,036) ($ Thousands)                                   $   1,894,128
                                                                  ==============

A summary of the open futures contracts held by the Fund at September 30, 2007, is as follows (see Note 2 in Notes to Financial Statements):

--------------------------------------------------------------------------------
                                          NUMBER OF                   UNREALIZED
                                          CONTRACTS   EXPIRATION    APPRECIATION
TYPE OF CONTRACT                               LONG         DATE   ($ THOUSANDS)
--------------------------------------------------------------------------------
S&P 500 Index E MINI                            722     Dec-2007       $   1,668
                                                                       =========

Percentages are based on Net Assets of $1,736,166 ($ Thousands).

*     Non-Income Producing Security.

**    Rate shown is the 7-day effective yield as of September 30, 2007.

+     Real Estate Investment Trust.

++    Investment in Affiliated Security (see Note 3).

(A) Security, or portion thereof, has been pledged as collateral on open futures contracts.

(B) This security or a partial position of this security is on loan at September 30, 2007. The total market value of securities on loan at September 30, 2007 was $152,953 ($ Thousands).

(C) This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of September 30, 2007 was $157,320 ($ Thousands).

(D)   The rate reported is the effective yield at time of purchase.

(E) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2007.

(F) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

Cl -- Class
EXL -- Extendable Maturity
LP -- Limited Partnership
Ser -- Series

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          77

SCHEDULE OF INVESTMENTS

Small Cap Value Fund

September 30, 2007

--------------------------------------------------------------------------------

SECTOR WEIGHTINGS# (UNAUDITED):

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

24.6%   Short-Term Investments
19.6%   Financials
12.8%   Information Technology
10.8%   Industrials
 9.9%   Consumer Discretionary
 5.3%   Health Care
 5.2%   Energy
 4.0%   Materials
 3.5%   Utilities
 3.4%   Consumer Staples
 0.4%   Telecommunication Services
 0.3%   Asset-Backed Security
 0.1%   Exchange Traded Fund
 0.1%   U.S. Treasury Obligation
 0.0%   Warrants

#Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 7).

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK+++ -- 97.1%

CONSUMER DISCRETIONARY -- 13.0%
   Advance Auto Parts                                    44,800   $       1,503
   Aftermarket Technology (B)*                           61,161           1,941
   American Axle & Manufacturing
      Holdings                                           82,517           2,084
   American Greetings, Cl A (B)                          78,619           2,076
   AnnTaylor Stores (B)*                                 64,300           2,036
   Applebee's International (B)*                         13,058             325
   Arctic Cat                                            43,600             713
   ArvinMeritor (B)                                      66,000           1,110
   Bally Technologies*                                   55,217           1,956
   Bebe Stores (B)                                      131,284           1,921
   Belo, Cl A                                           115,807           2,010
   Big Lots (B)*                                          6,500             194
   Blyth                                                 25,900             530
   Books-A-Million                                        7,500              99
   Brinker International                                 27,541             756
   Brown Shoe                                            72,150           1,400
   Buckle                                                18,600             706
   Build-A-Bear Workshop (B)*                            39,400             700
   California Pizza Kitchen*                             20,900             367
   Carrols Restaurant Group*                             64,800             726
   Carter's*                                             73,300           1,462
   Cato, Cl A                                            59,500           1,216
   Cavco Industries*                                     10,100             338
   CBRL Group                                            72,300           2,950
   Champion Enterprises (B)*                            152,800           1,678
   Charlotte Russe Holding*                              55,000             805
   Cheesecake Factory*                                   23,700             556
   CKE Restaurants                                       22,500             365
   Collective Brands*                                    39,400             869
   Cooper Tire & Rubber                                 130,531           3,185
   Corinthian Colleges (B)*                             138,300           2,200

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Courier                                               20,874   $         735
   CSK Auto (B)*                                         92,484             985
   Dana                                                 454,800              89
   Dillard's, Cl A (B)                                   31,567             689
   Dress Barn*                                           21,700             369
   Ethan Allen Interiors (B)                            193,024           6,310
   Finish Line, Cl A (B)                                 86,534             376
   Fossil (B)*                                           50,000           1,868
   Furniture Brands International (B)                   115,800           1,174
   Group 1 Automotive (B)                                11,000             369
   Handleman (B)                                         49,600             151
   Jack in the Box*                                         500              32
   Jackson Hewitt Tax Service                            17,200             481
   Jakks Pacific (B)*                                    50,900           1,360
   Jarden (B)*                                           70,686           2,187
   Jo-Ann Stores*                                        37,000             781
   Journal Communications, Cl A                         107,100           1,015
   Kellwood                                              94,100           1,604
   Lakeland Industries*                                  76,370             913
   Leapfrog Enterprises (B)*                            162,126           1,338
   Lear (B)*                                             56,000           1,798
   Libbey                                                93,593           1,640
   Lifetime Brands                                       83,200           1,688
   Lin TV, Cl A*                                         81,900           1,066
   Lithia Motors, Cl A                                   29,800             508
   LKQ*                                                  69,400           2,416
   M/I Homes (B)                                          2,200              31
   MarineMax (B)*                                       103,100           1,501
   Marriott International, Cl A                          66,900           2,908
   Marvel Entertainment (B)*                             54,500           1,277
   MDC Partners, Cl A*                                  361,500           3,926
   Men's Wearhouse                                       16,677             843
   Modine Manufacturing                                  81,100           2,159
   Morgans Hotel Group*                                 106,178           2,309
   Movado Group                                          18,600             594
   Nautilus (B)                                          37,400             298
   Orient-Express Hotels, Cl A                           67,500           3,461
   Outdoor Channel Holdings (B)*                         56,800             513
   Pacific Sunwear of California (B)*                   115,598           1,711
   Perry Ellis International*                            53,650           1,487
   PF Chang's China Bistro*                              11,800             349
   Pier 1 Imports (B)*                                  183,600             868
   Pinnacle Entertainment (B)*                          124,300           3,385
   Polaris Industries (B)                                44,300           1,932
   Pool (B)                                              42,200           1,054
   Princeton Review*                                    283,484           2,259
   Quiksilver (B)*                                      279,800           4,001
   Rare Hospitality International*                       48,300           1,841
   Regis (B)                                             41,298           1,318
   Rent-A-Center (B)*                                   185,000           3,354
   Ruby Tuesday (B)                                      52,100             956
   Ruth's Chris Steak House (B)*                         63,200             901
   Ryland Group (B)                                      19,000             407
   Sally Beauty Holdings (B)*                            97,662             825


--------------------------------------------------------------------------------
78          SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Scholastic (B)*                                       73,400   $       2,559
   Shoe Carnival*                                        37,300             589
   Sinclair Broadcast Group, Cl A                       160,600           1,934
   Skechers U.S.A., Cl A*                                44,600             986
   Sonic Automotive, Cl A (B)                           154,900           3,708
   Starwood Hotels & Resorts Worldwide                   16,300             990
   Stoneridge*                                           36,400             371
   Talbots (B)                                          101,900           1,834
   Tempur-Pedic International (B)                        24,400             872
   Trans World Entertainment (B)*                        56,100             257
   Tupperware Brands (B)                                 60,500           1,905
   Tween Brands (B)*                                     66,500           2,184
   Unifirst                                              24,457             916
   Vail Resorts (B)*                                     64,564           4,022
   Valassis Communications*                              46,000             410
   Warner Music Group (B)                               206,200           2,083
   World Wrestling Entertainment, Cl A                   98,100           1,479
   Zale (B)*                                            131,200           3,036
                                                                  --------------
                                                                        147,322
                                                                  --------------

CONSUMER STAPLES -- 4.4%
   BJ's Wholesale Club*                                 150,200           4,981
   Casey's General Stores                                49,020           1,358
   Central Garden and Pet (B)*                          107,166             954
   Central Garden and Pet, Cl A*                         78,838             708
   Chattem (B)*                                          13,660             963
   Chiquita Brands International (B)*                   195,600           3,096
   Corn Products International                           26,541           1,217
   Del Monte Foods                                       67,300             707
   Elizabeth Arden (B)*                                  79,836           2,152
   Fresh Del Monte Produce                                5,900             170
   Hain Celestial Group*                                 76,800           2,468
   JM Smucker                                            18,664             997
   Lancaster Colony                                      17,200             656
   Longs Drug Stores                                     42,700           2,121
   Molson Coors Brewing, Cl B                            44,300           4,415
   Nash Finch (B)                                        42,900           1,709
   NBTY*                                                 34,500           1,401
   Pantry*                                               66,145           1,695
   Performance Food Group (B)*                           57,548           1,734
   Pilgrim's Pride (B)                                   84,900           2,949
   Prestige Brands Holdings*                              9,300             102
   Ralcorp Holdings (B)*                                 46,551           2,598
   Ruddick                                               80,200           2,690
   Sanderson Farms (B)                                   63,400           2,642
   Universal (B)                                         89,310           4,372
   Weis Markets                                          23,600           1,007
                                                                  --------------
                                                                         49,862
                                                                  --------------

ENERGY -- 6.8%
   Alon USA Energy                                       17,200             581
   American Oil & Gas*                                   68,500             399
   Atlas America                                         32,724           1,690

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Aurora Oil & Gas*                                    265,800   $         383
   Berry Petroleum, Cl A                                 52,775           2,089
   Bois d'Arc Energy*                                     3,200              61
   Cal Dive International (B)*                          163,200           2,448
   CARBO Ceramics (B)                                     7,300             370
   Cimarex Energy                                        90,100           3,356
   Complete Production Services*                         15,300             313
   Comstock Resources*                                  135,500           4,179
   Delek US Holdings                                     46,900           1,176
   Delta Petroleum (B)*                                  90,900           1,632
   Double Hull Tankers                                   71,400           1,063
   Dresser-Rand Group*                                   64,400           2,751
   Edge Petroleum                                        90,400           1,161
   Energy Partners*                                      56,601             831
   Forest Oil*                                           79,550           3,424
   GeoMet*                                              176,106             896
   Global Industries*                                   130,800           3,369
   Goodrich Petroleum (B)*                               30,301             961
   Grey Wolf (B)*                                       641,400           4,201
   Gulf Island Fabrication                                  800              31
   Gulfmark Offshore (B)*                                 7,400             360
   Hercules Offshore*                                    53,401           1,394
   Holly                                                  8,600             515
   Horizon Offshore*                                     31,600             521
   ION Geophysical (B)*                                 207,400           2,868
   Lufkin Industries                                     18,000             990
   Mariner Energy (B)*                                  139,820           2,896
   Newpark Resources*                                   274,400           1,471
   North American Energy Partners*                       59,900           1,034
   Oil States International*                             27,500           1,328
   Parker Drilling*                                     100,900             819
   Petroquest Energy*                                     2,400              26
   Rosetta Resources (B)*                               211,800           3,884
   RPC (B)                                              231,200           3,285
   SEACOR Holdings*                                       9,800             932
   St Mary Land & Exploration                           107,800           3,845
   Stone Energy*                                         73,000           2,921
   Superior Energy Services (B)*                         23,500             833
   Swift Energy*                                        154,829           6,336
   Tesoro                                                17,000             782
   Uranium Resources*                                    42,230             397
   USEC (B)*                                            119,000           1,220
   W-H Energy Services*                                  22,829           1,684
                                                                  --------------
                                                                         77,706
                                                                  --------------

FINANCIALS -- 25.1%
   1st Source                                             8,800             202
   ACA Capital Holdings (B)*                             38,100             232
   Acadia Realty Trust+ (B)                              41,400           1,123
   Advance America Cash Advance
      Centers                                            46,700             498
   Advanta, Cl B (B)                                     64,200           1,760
   AMB Property+                                         41,800           2,500


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          79

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   AmCOMP*                                               23,500   $         222
   Amcore Financial (B)                                  47,874           1,193
   American Equity Investment Life
      Holding                                            97,177           1,035
   American Physicians Capital                           19,500             760
   Ameris Bancorp                                        13,700             248
   Amtrust Financial Services (B)                        49,900             757
   Anchor Bancorp Wisconsin (B)                          25,100             678
   Annaly Capital Management+                           156,900           2,499
   Anthracite Capital+ (B)                              137,700           1,253
   Arbor Realty Trust+ (B)                              186,803           3,529
   Argo Group International Holdings*                     6,873             299
   Ashford Hospitality Trust+                            49,900             501
   Aspen Insurance Holdings                              97,000           2,707
   Assured Guaranty                                     125,800           3,418
   AvalonBay Communities+                                32,400           3,825
   BancFirst                                             13,500             606
   Bancorp*                                               2,700              50
   Bancorpsouth                                         107,596           2,615
   Bank Mutual                                          154,225           1,818
   Bank of the Ozarks (B)                                 6,700             205
   Bankunited Financial, Cl A (B)                        35,000             544
   Banner                                                   400              14
   Berkshire Hills Bancorp                               20,600             623
   BioMed Realty Trust+                                  56,900           1,371
   Boston Private Financial Holdings (B)                 30,900             860
   Boston Properties+                                    52,400           5,444
   British Land (United Kingdom)+ (I)                    72,336           1,727
   Camden Property Trust+ (B)                            39,412           2,532
   Capital Lease Funding+                               149,700           1,534
   Capital Trust, Cl A+ (B)                              50,515           1,793
   Capstead Mortgage+ (B)                                90,300             928
   Cardinal Financial                                    92,474             924
   Cascade Bancorp                                       17,200             383
   Cash America International                            52,200           1,963
   Cathay General Bancorp (B)                            43,998           1,417
   Chemical Financial (B)                                35,500             861
   Citizens Republic Bancorp (B)                         61,236             986
   City Bank                                             14,750             424
   City Holding                                          37,300           1,358
   CNA Surety*                                           25,500             450
   Columbia Banking System                               35,469           1,129
   Commerce Group                                        45,400           1,338
   Community Bancorp*                                     3,900              98
   Community Bank System (B)                             22,500             439
   Community Trust Bancorp                                4,690             141
   CompuCredit (B)*                                      25,000             543
   Corporate Office Properties Trust+ (B)                24,900           1,037
   Corus Bankshares (B)                                 114,500           1,491
   Cousins Properties+ (B)                               73,900           2,170
   Darwin Professional Underwriters*                     32,600             704
   Dawnay Day Sirius
      (United Kingdom) (I)*                             260,400             341

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Dawnay Day Treveria
      (United Kingdom) (I)                              471,407   $         670
   DCT Industrial Trust+ (B)                            200,600           2,100
   Dearborn Bancorp*                                     35,900             463
   Delphi Financial Group, Cl A                          44,550           1,801
   Douglas Emmett+                                      135,900           3,361
   Education Realty Trust+ (B)                          120,999           1,633
   Employers Holdings                                   114,679           2,364
   Encore Bancshares*                                    13,700             288
   Endurance Specialty Holdings                          31,036           1,290
   Entertainment Properties Trust+ (B)                   13,600             691
   Equity One+ (B)                                       80,939           2,202
   Equity Residential+ (B)                              172,300           7,299
   Evercore Partners, Cl A                               26,000             684
   FBL Financial Group, Cl A                             16,300             644
   Federal Agricultural Mortgage, Cl C                   38,900           1,142
   FelCor Lodging Trust+                                 11,400             227
   Financial Federal (B)                                 28,800             807
   First American                                        88,500           3,241
   First Community Bancshares (B)                         5,900             214
   First Financial (B)                                    8,200             248
   First Financial Bancorp (B)                          181,609           2,321
   First Financial Bankshares (B)                         6,500             261
   First Financial Holdings                              10,500             328
   First Industrial Realty Trust+ (B)                    46,700           1,815
   First Merchants                                       33,400             720
   First Midwest Bancorp                                 59,300           2,026
   First Niagara Financial Group (B)                    223,700           3,165
   First State Bancorporation                            18,310             360
   FirstFed Financial (B)*                               18,600             922
   FirstMerit (B)                                       132,365           2,616
   Flagstar Bancorp (B)                                  52,400             510
   Flushing Financial                                    27,400             460
   Forest City Enterprises, Cl A                         32,800           1,809
   Fpic Insurance Group*                                 16,800             723
   Frontier Financial (B)                                56,750           1,324
   GAMCO Investors, Cl A                                 22,500           1,233
   General Growth Properties+ (B)                       144,170           7,730
   Gramercy Capital+ (B)                                150,326           3,784
   Great Southern Bancorp (B)                             2,100              52
   Greater Bay Bancorp (B)                                2,100              58
   Greene County Bancshares                              10,100             368
   Greenhill (B)                                         10,800             659
   Hallmark Financial Services*                          10,400             146
   Hammerson (United Kingdom)+ (I)                       64,301           1,535
   Hancock Holding (B)                                   44,088           1,767
   Hanmi Financial                                       66,000           1,022
   Harleysville Group                                     6,600             211
   Heritage Commerce                                      7,400             157
   Hersha Hospitality Trust+                             78,700             779
   Hilb Rogal & Hobbs (B)                               122,900           5,325
   Home Bancshares                                        2,700              59
   Horace Mann Educators                                 70,776           1,395
   Horizon Financial                                     12,200             247


--------------------------------------------------------------------------------
80          SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Host Hotels & Resorts+ (B)                           427,555   $       9,594
   HRPT Properties Trust+                                95,700             946
   IMPAC Mortgage Holdings+ (B)                          67,100             103
   Imperial Capital Bancorp                               6,100             172
   Infinity Property & Casualty (B)                      41,982           1,688
   Intervest Bancshares                                  19,300             478
   IPC Holdings (B)                                      40,200           1,160
   Irwin Financial (B)                                   29,800             328
   KBW (B)*                                              54,400           1,566
   Kimco Realty+ (B)                                    193,200           8,735
   Lakeland Financial                                     9,900             229
   Land Securities Group
      (United Kingdom)+ (I)                              55,420           1,899
   LandAmerica Financial Group (B)                        9,000             351
   LaSalle Hotel Properties+                             58,200           2,449
   Liberty Property Trust+                               37,100           1,492
   Luminent Mortgage Capital+ (B)                       102,700             171
   Maguire Properties+ (B)                               57,100           1,475
   Marlin Business Services*                             43,300             620
   Max Capital                                           54,100           1,517
   Meadowbrook Insurance Group*                          33,800             305
   MetroCorp Bancshares                                   3,300              53
   MFA Mortgage Investments+                            163,409           1,315
   Mid-America Apartment
      Communities+ (B)                                   35,766           1,783
   Nara Bancorp                                          22,000             344
   National Financial Partners (B)                       11,644             617
   National Interstate                                   13,600             419
   National Retail Properties+ (B)                       90,400           2,204
   Navigators Group*                                      7,900             429
   NBT Bancorp (B)                                       41,600             904
   NewAlliance Bancshares (B)                           115,981           1,703
   Newcastle Investment+ (B)                             42,840             755
   NorthStar Realty Finance+ (B)                         46,300             460
   Novastar Financial (B)                                 2,925              26
   NYMAGIC                                               13,100             364
   Ocwen Financial (B)*                                   3,800              36
   Odyssey Re Holdings                                   29,400           1,091
   Old National Bancorp (B)                              64,200           1,064
   Oriental Financial Group                              42,700             491
   Pacific Capital Bancorp                               27,566             725
   Pennsylvania Real Estate Investment
      Trust+                                             11,100             432
   Phoenix                                               59,500             840
   Pico Holdings (B)*                                    51,500           2,140
   Piper Jaffray (B)*                                    60,612           3,249
   Platinum Underwriters Holdings                       125,459           4,511
   PMI Group                                             18,184             595
   Preferred Bank                                        23,700             932
   Presidential Life                                     31,600             536
   ProAssurance (B)*                                     51,249           2,761
   Procentury                                            16,100             236
   Provident Bankshares                                  24,200             758

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   PS Business Parks+                                    30,399   $       1,728
   Radian Group (B)                                      13,600             317
   Rainier Pacific Financial Group                       23,042             385
   RAIT Financial Trust+ (B)                             29,400             242
   RenaissanceRe Holdings                                31,200           2,041
   RLI                                                   10,900             618
   Saul Centers+ (B)                                     18,800             968
   SeaBright Insurance Holdings*                         44,800             765
   Security Bank (B)                                      5,000              63
   Security Capital Assurance (B)                        21,600             493
   Selective Insurance Group                             38,200             813
   Signature Bank (B)*                                   48,542           1,710
   Simmons First National, Cl A                           3,900             103
   Simon Property Group+ (B)                             87,300           8,730
   South Financial Group (B)                             78,080           1,776
   Southside Bancshares                                   6,100             135
   Southwest Bancorp                                     14,700             277
   Sterling Bancshares                                  114,274           1,304
   Sterling Financial, Washington Shares                 61,668           1,659
   Stewart Information Services                         134,400           4,606
   Strategic Hotels & Resorts+                           36,600             754
   Sun Communities+                                      65,900           1,982
   Sunstone Hotel Investors+                             63,000           1,615
   Superior Bancorp (B)*                                151,876           1,341
   Susquehanna Bancshares (B)                            49,800           1,001
   SVB Financial Group (B)*                              38,800           1,838
   Synergy Financial Group                               61,500             932
   Taylor Capital Group                                  15,300             427
   Technology Investment Capital                         41,900             560
   Thomas Properties Group                               60,200             722
   TradeStation Group*                                   70,900             827
   Trico Bancshares                                       6,500             145
   UMB Financial                                         28,448           1,219
   Umpqua Holdings (B)                                   61,209           1,225
   Unibail (France)+ (I)                                 11,770           3,021
   United America Indemnity, Cl A*                       19,000             409
   United Bankshares                                     47,570           1,448
   Validus Holdings*                                     35,500             860
   Ventas+ (B)                                           88,100           3,647
   Verde Realty PIPE (H) (J)*                            21,100             696
   Vornado Realty Trust+ (B)                             68,100           7,447
   Washington Federal                                    28,270             742
   WesBanco (B)                                          22,000             550
   West Coast Bancorp                                    18,900             537
   Westfield Financial                                   70,500             685
   Wilshire Bancorp                                      47,000             516
   Winthrop Realty Trust+ (B)                            71,500             481
   Wintrust Financial                                    26,198           1,118
   WR Berkley                                            48,037           1,423
   WSFS Financial                                        33,589           2,096
   Zenith National Insurance                             34,000           1,526
                                                                  --------------
                                                                        284,930
                                                                  --------------


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          81

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
HEALTH CARE -- 6.9%
   Accelrys*                                            244,600   $       1,676
   Advanced Medical Optics (B)*                         118,500           3,625
   Albany Molecular Research*                            30,900             467
   Alliance Imaging*                                      2,800              25
   Alpharma, Cl A                                         5,800             124
   Amedisys (B)*                                         45,200           1,737
   America Service Group*                                50,600             574
   AMN Healthcare Services*                             178,900           3,351
   Applera -- Celera Group*                             124,100           1,745
   Apria Healthcare Group (B)*                          118,100           3,072
   Axcan Pharma*                                        198,228           4,117
   Brookdale Senior Living (B)                           24,800             987
   Cambrex                                              146,500           1,595
   Chemed                                                38,900           2,418
   Community Health Systems*                             99,600           3,131
   Conmed (B)*                                          106,900           2,992
   Cooper (B)                                           129,410           6,784
   Cross Country Healthcare (B)*                        199,300           3,482
   Datascope                                             22,000             744
   DexCom*                                               49,500             494
   Discovery Laboratories (B)*                          122,100             328
   DJO (B)*                                              14,833             728
   Emergent Biosolutions*                                18,800             167
   Greatbatch (B)*                                       29,900             795
   Hanger Orthopedic Group*                              53,600             607
   Healthspring*                                        137,400           2,679
   HealthTronics*                                       150,363             767
   ICU Medical*                                          19,400             752
   InterMune*                                             1,500              29
   Invacare                                              45,900           1,073
   Kendle International (B)*                             15,527             645
   Kensey Nash*                                          28,490             744
   Kindred Healthcare (B)*                               70,600           1,264
   LifePoint Hospitals*                                  75,900           2,278
   Magellan Health Services (B)*                         71,700           2,910
   Matrixx Initiatives*                                  23,100             456
   Medical Staffing Network Holdings*                   147,200             754
   Merge Technologies (B)*                               85,000             373
   Myriad Genetics (B)*                                  67,700           3,531
   National Dentex*                                      39,400             625
   Neurocrine Biosciences (B)*                           68,400             684
   Orthofix International*                               36,340           1,780
   Owens & Minor (B)                                     22,187             845
   Par Pharmaceutical (B)*                               26,300             488
   Pharmacopeia Drug Discovery*                         146,850             840
   PharMerica (B)*                                      112,441           1,678
   Providence Service*                                   18,900             555
   PSS World Medical*                                    74,468           1,425
   Res-Care*                                             69,894           1,596
   Salix Pharmaceuticals (B)*                             2,700              34
   Sciele Pharma (B)*                                    68,600           1,785
   STERIS                                                20,100             549

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Sunrise Senior Living (B)*                            19,400   $         686
   Symmetry Medical*                                     60,008           1,002
   Viropharma*                                           29,900             266
                                                                  --------------
                                                                         78,858
                                                                  --------------

INDUSTRIALS -- 14.0%
   ABX Air*                                              85,600             606
   ACCO Brands*                                          37,900             851
   Actuant, Cl A                                         14,500             942
   Acuity Brands (B)                                     30,800           1,555
   Alaska Air Group*                                     23,700             547
   Albany International, Cl A                           104,700           3,925
   Altra Holdings*                                       21,000             350
   American Woodmark (B)                                 16,100             399
   AO Smith                                              63,500           2,786
   Apogee Enterprises                                    36,700             952
   Applied Industrial Technologies (B)                   18,425             568
   Arkansas Best (B)                                     76,000           2,482
   Astec Industries*                                     25,500           1,465
   Atlas Air Worldwide Holdings*                         27,000           1,394
   Avis Budget Group*                                    49,382           1,130
   BE Aerospace*                                         31,622           1,313
   Beacon Roofing Supply*                                10,900             111
   Belden CDT                                            29,294           1,374
   Brady, Cl A (B)                                       73,841           2,649
   Brink's                                               61,800           3,453
   Celadon Group*                                       109,300           1,286
   Chart Industries*                                     59,800           1,923
   CIRCOR International                                  33,756           1,533
   Clean Harbors*                                        37,587           1,673
   Commercial Vehicle Group*                            104,000           1,334
   Consolidated Graphics*                                22,300           1,400
   Crane                                                 83,500           4,006
   Danaos                                                39,000           1,408
   Deluxe (B)                                           128,300           4,727
   Diamond Management & Technology
      Consultants (B)                                    93,700             862
   Dollar Thrifty Automotive Group (B)*                  27,300             947
   EMCOR Group*                                          41,400           1,298
   Encore Wire (B)                                       28,000             704
   EnPro Industries (B)*                                 50,600           2,054
   ESCO Technologies*                                    50,500           1,679
   Federal Signal                                       105,205           1,616
   First Advantage, Cl A*                                 9,300             164
   First Consulting Group*                              156,190           1,609
   G&K Services                                           3,864             155
   GATX (B)                                              11,200             479
   GeoEye*                                               39,800           1,025
   Global Cash Access*                                    4,400              47
   Goodman Global*                                      168,251           4,018
   GrafTech International*                               48,200             860
   Granite Construction                                  20,400           1,082
   Great Lakes Dredge & Dock*                           103,900             910


--------------------------------------------------------------------------------
82          SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   H&E Equipment Services*                               52,000   $         935
   Heidrick & Struggles
      International (B)*                                 49,000           1,786
   Hubbell, Cl B                                         68,200           3,896
   Hudson Highland Group*                                67,500             859
   ICF International*                                    27,000             745
   IKON Office Solutions (B)                             94,300           1,212
   Interface, Cl A                                       72,981           1,317
   JetBlue Airways*                                      62,800             579
   Kadant*                                               44,344           1,242
   Kansas City Southern (B)*                             94,406           3,037
   Kaydon (B)                                            53,352           2,774
   KBR*                                                  70,100           2,718
   Kelly Services, Cl A                                  19,700             390
   Kforce*                                               83,500           1,074
   Kirby*                                                27,200           1,201
   Knight Transportation (B)                             71,200           1,225
   Korn/Ferry International*                             66,900           1,105
   LECG*                                                120,800           1,800
   Marten Transport (B)*                                 27,100             418
   Mesa Air Group (B)*                                  224,900             999
   Milacron (B)*                                         34,743             247
   Mueller Industries                                    21,408             774
   Mueller Water Products, Cl B                          24,290             267
   Navigant Consulting*                                  27,400             347
   Navios Maritime Holdings                              27,300             359
   Navistar International*                               41,600           2,567
   NCI Building Systems (B)*                             25,300           1,093
   Orbital Sciences (B)*                                112,200           2,495
   Pacer International                                   32,800             625
   Pall                                                 119,600           4,652
   PeopleSupport*                                       158,400           1,894
   Perini (B)*                                           72,205           4,038
   PHH*                                                  66,500           1,748
   Power-One (B)*                                       167,100             852
   Regal-Beloit                                          15,600             747
   Republic Airways Holdings*                            32,400             686
   RSC Holdings (B)*                                     67,600           1,109
   Ryder System                                          64,900           3,180
   Saia*                                                  8,900             147
   Schawk                                                21,200             479
   School Specialty (B)*                                 50,344           1,743
   Skywest                                               48,100           1,211
   Spherion (B)*                                         99,700             824
   Superior Essex*                                       43,300           1,614
   Tecumseh Products, Cl A*                             155,200           2,988
   Teledyne Technologies (B)*                            99,527           5,314
   Tetra Tech (B)*                                       96,722           2,043
   Trimas*                                               78,240           1,038
   United Rentals*                                       18,000             579
   United Stationers*                                     9,400             522
   Universal Forest Products                             16,100             481
   US Xpress Enterprises, Cl A (B)*                      33,200             656
   Wabash National                                      106,300           1,200

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Walter Industries                                     95,200   $       2,561
   Waste Connections*                                    72,700           2,309
   Waste Industries USA                                  14,000             401
   Watson Wyatt Worldwide, Cl A                         113,000           5,078
   Watts Water Technologies, Cl A (B)                    35,750           1,098
   WESCO International*                                  41,088           1,764
   YRC Worldwide (B)*                                    24,900             680
                                                                  --------------
                                                                        159,373
                                                                  --------------

INFORMATION TECHNOLOGY -- 16.7%
   ACI Worldwide*                                        12,000             268
   Actel*                                                73,700             791
   Alliance Semiconductor                               253,400             583
   AMIS Holdings (B)*                                   150,700           1,463
   Applied Micro Circuits*                              346,600           1,095
   ARM Holdings ADR (B)                                 315,000           2,964
   Arris Group (B)*                                     104,700           1,293
   Asyst Technologies*                                  102,300             541
   ATMI*                                                 63,200           1,880
   Avanex (B)*                                          365,200             599
   Avocent (B)*                                          69,989           2,038
   Axesstel*                                            411,000             370
   BearingPoint (B)*                                    473,800           1,919
   Benchmark Electronics*                                98,200           2,344
   Black Box                                             62,358           2,666
   Broadridge Financial Solutions                       116,600           2,210
   Brocade Communications Systems*                      710,000           6,078
   CACI International, Cl A (B)*                        132,612           6,775
   Checkfree (B)*                                         7,319             341
   Checkpoint Systems*                                   10,500             277
   Ciber (B)*                                           129,000           1,007
   Cirrus Logic*                                        125,800             805
   Cognex                                                49,700             883
   Coherent (B)*                                         72,843           2,337
   Comverse Technology (B)*                             194,000           3,841
   Conexant Systems (B)*                                 92,500             111
   CPI International*                                    56,950           1,083
   CSG Systems International (B)*                        81,900           1,740
   CTS (B)                                              179,700           2,318
   DSP Group*                                            52,600             833
   Dycom Industries*                                     87,356           2,676
   Earthlink (B)*                                       479,500           3,798
   Electronics for Imaging (B)*                          89,000           2,391
   Emulex (B)*                                          133,583           2,561
   Entegris (B)*                                        263,900           2,291
   Epicor Software*                                      46,000             633
   Foundry Networks*                                    150,000           2,665
   Gevity HR                                            119,500           1,225
   Ikanos Communications (B)*                           154,200             859
   Imation                                               53,300           1,307
   Intevac*                                              94,600           1,438
   JDA Software Group*                                   44,900             928
   JDS Uniphase (B)*                                    136,900           2,048


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          83

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Kemet (B)*                                            87,300   $         642
   Keynote Systems*                                     134,600           1,848
   Lawson Software (B)*                                 601,100           6,017
   LeCroy (B)*                                           38,900             290
   Littelfuse (B)*                                       71,888           2,566
   LTX*                                                 314,300           1,122
   Measurement Specialties*                              18,400             513
   Mentor Graphics (B)*                                 164,000           2,476
   Mercury Computer Systems*                            103,400           1,063
   Methode Electronics (B)                               94,500           1,422
   Microsemi (B)*                                        29,931             834
   MKS Instruments (B)*                                  70,100           1,333
   MoneyGram International                               13,100             296
   MPS Group*                                           236,500           2,637
   Neoware*                                              58,900             955
   Omnivision Technologies*                              18,700             425
   ON Semiconductor (B)*                                 37,600             472
   Orbotech*                                            210,300           4,423
   Orckit Communications*                               108,900             758
   Parametric Technology*                               234,326           4,082
   PC Connection (B)*                                    40,500             506
   Pericom Semiconductor*                                19,600             230
   Perot Systems, Cl A*                                 161,819           2,736
   Photronics*                                           41,400             472
   Plantronics (B)                                       46,397           1,325
   PMC - Sierra (B)*                                    117,700             988
   Polycom*                                              26,900             723
   Powerwave Technologies (B)*                          184,389           1,136
   Quantum*                                             343,200           1,167
   Rackable Systems (B)*                                220,300           2,857
   Radisys (B)*                                          67,300             838
   RADWARE*                                             121,600           1,908
   RF Micro Devices (B)*                                427,500           2,877
   Richardson Electronics                                63,533             435
   Rudolph Technologies*                                 44,100             610
   SAIC (B)*                                             56,900           1,092
   Seachange International*                             249,000           1,723
   Seagate Technology (B)                                65,584           1,678
   SI International (B)*                                 94,600           2,703
   Silicon Image (B)*                                   217,800           1,122
   SkillSoft ADR*                                       117,100           1,053
   Skyworks Solutions (B)*                              680,700           6,154
   SonicWALL*                                            60,800             531
   SRA International, Cl A (B)*                          59,200           1,662
   Standard Microsystems (B)*                            65,600           2,520
   Sybase (B)*                                          145,550           3,367
   Synopsys*                                             74,221           2,010
   Tech Data*                                            30,300           1,216
   Technitrol                                           124,800           3,363
   Tekelec (B)*                                         247,600           2,996
   Tessera Technologies*                                 25,335             950
   TIBCO Software (B)*                                  449,300           3,320
   TNS (B)                                               63,247           1,016

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Trident Microsystems*                                 61,800   $         982
   Ultratech (B)*                                       252,700           3,502
   United Online (B)                                    202,600           3,041
   Utstarcom (B)*                                       207,400             759
   Verint Systems*                                      122,800           3,193
   Wavecom ADR*                                          56,100           1,374
   WidePoint*                                           268,100             214
   Xyratex*                                             214,753           4,121
   Zoran (B)*                                           212,500           4,292
                                                                  --------------
                                                                        189,209
                                                                  --------------

MATERIALS -- 5.2%
   AM Castle                                             22,500             733
   Aptargroup (B)                                        51,039           1,933
   Arch Chemicals                                        28,190           1,321
   Bemis                                                 70,889           2,064
   Buckeye Technologies*                                106,100           1,606
   Constar International*                                95,900             443
   Crown Holdings*                                       54,300           1,236
   Cytec Industries                                      76,600           5,239
   Ferro (B)                                             29,177             583
   FMC                                                   37,262           1,938
   H.B. Fuller (B)                                      128,400           3,811
   Hercules                                             127,100           2,672
   Louisiana-Pacific (B)                                115,600           1,962
   Myers Industries                                      19,300             382
   Neenah Paper                                          57,468           1,902
   NewMarket                                             16,800             830
   Olin                                                  48,205           1,079
   OM Group*                                             48,500           2,561
   Omnova Solutions*                                     77,300             447
   PolyOne*                                             104,500             781
   Quanex (B)                                           141,850           6,664
   Rock-Tenn, Cl A                                       70,100           2,026
   Ryerson (B)                                           32,400           1,093
   Schweitzer-Mauduit International                      31,300             729
   Sensient Technologies (B)                            135,600           3,915
   Silgan Holdings                                       90,028           4,839
   Spartech                                              71,700           1,223
   Steel Dynamics (B)                                    37,900           1,770
   Texas Industries                                      35,900           2,818
   Wellman (B)                                           65,600             157
                                                                  --------------
                                                                         58,757
                                                                  --------------

TELECOMMUNICATION SERVICES -- 0.5%
   Atlantic Tele-Network                                 23,000             836
   IDT                                                   49,200             389
   IDT, Cl B (B)                                         48,200             403
   Premiere Global Services*                            188,200           2,381
   Syniverse Holdings (B)*                               94,900           1,509
   USA Mobility                                          34,200             577
                                                                  --------------
                                                                          6,095
                                                                  --------------


--------------------------------------------------------------------------------
84          SEI Institutional Managed Trust / Annual Report / September 30, 2007

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
-------------------------------------------------------------------------------
UTILITIES -- 4.5%
   AGL Resources                                         56,921   $       2,255
   Allete                                                82,400           3,688
   Atmos Energy (B)                                      65,635           1,859
   Avista                                                27,000             549
   Black Hills                                           18,800             771
   Centerpoint Energy (B)                               177,100           2,839
   CMS Energy (B)                                       164,800           2,772
   El Paso Electric (B)*                                171,100           3,958
   Empire District Electric (B)                          36,458             824
   Great Plains Energy                                   14,300             412
   Hawaiian Electric Industries                          14,300             310
   Idacorp                                               26,381             864
   ITC Holdings                                          28,400           1,407
   Laclede Group                                         61,500           1,985
   Nicor                                                 46,700           2,003
   Oneok                                                 16,300             773
   Ormat Technologies (B)                                54,300           2,516
   PNM Resources (B)                                     32,600             759
   Portland General Electric                            204,075           5,673
   SEMCO Energy*                                        144,200           1,138
   Southern Union                                       101,400           3,155
   Southwest Gas                                         64,598           1,828
   UGI                                                   47,200           1,226
   UIL Holdings                                          98,500           3,103
   Unisource Energy                                       5,500             164
   Vectren                                               12,500             341
   Westar Energy (B)                                     92,905           2,282
   WGL Holdings (B)                                      35,967           1,219
   Wisconsin Energy                                      15,687             706
                                                                  --------------
                                                                         51,379
                                                                  --------------

Total Common Stock
   (Cost $980,045) ($ Thousands)                                      1,103,491
                                                                  --------------

EXCHANGE TRADED FUND (B) -- 0.1%
   iShares Russell 2000 Index Fund                       20,835           1,668
                                                                  --------------
Total Exchange Traded Fund
   (Cost $1,590) ($ Thousands)                                            1,668
                                                                  --------------

                                                      Number of
                                                       Warrants
                                                    -----------

WARRANTS -- 0.0%
   Washington Mutual (D)*                               335,142              84
                                                                  --------------

Total Warrants
   (Cost $48) ($ Thousands)                                                  84
                                                                  --------------

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                ($ Thousands)/Shares   ($ Thousands)
--------------------------------------------------------------------------------
CORPORATE OBLIGATION (C) (F) -- 0.5%

FINANCIALS -- 0.5%
   SLM EXL, Ser S
         5.763%, 10/15/07                           $     5,786   $       5,786
                                                                  --------------
Total Corporate Obligation
   (Cost $5,786) ($ Thousands)                                            5,786
                                                                  --------------

ASSET-BACKED SECURITY (C) (F) (G) -- 0.4%

MORTGAGE RELATED SECURITY -- 0.4%
   Duke Funding, Ser 2004-6B,
      Cl A1S1
         5.430%, 10/09/07                                 3,945           3,945
                                                                  --------------
Total Asset-Backed Security
   (Cost $3,945) ($ Thousands)                                            3,945
                                                                  --------------
CASH EQUIVALENTS** -- 32.1%
   Merrill Lynch EBP Master,
      4.035%                                          1,172,116           1,172
   SEI Daily Income Trust,
      Prime Obligation Fund,
      Cl A, 5.350% ++                                28,708,100          28,708
   SEI Liquidity Fund LP,
      5.367% ++ (C)                                 334,921,067         334,921
                                                                  --------------
Total Cash Equivalents
   (Cost $364,801) ($ Thousands)                                        364,801
                                                                  --------------

U.S. TREASURY OBLIGATION (A) (E) -- 0.1%
   U.S. Treasury Bills
         3.914%, 11/23/07                                 1,020           1,015
                                                                  --------------

Total U.S. Treasury Obligation
   (Cost $1,014) ($ Thousands)                                            1,015
                                                                  --------------
Total Investments -- 130.3%
   (Cost $1,357,229) ($ Thousands)                                $   1,480,790
                                                                  ==============


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          85

SCHEDULE OF INVESTMENTS

Small Cap Value Fund (Concluded)

September 30, 2007

A summary of the open futures contracts held by the Fund at September 30, 2007, is as follows (see Note 2 in Notes to Financial Statements):

--------------------------------------------------------------------------------
                                          NUMBER OF                   UNREALIZED
TYPE OF                                   CONTRACTS   EXPIRATION    APPRECIATION
CONTRACT                               LONG (SHORT)         DATE   ($ THOUSANDS)
--------------------------------------------------------------------------------
Russell 2000 Index E-MINI                       291     Dec-2007         $  706
                                                                         =======

Percentages are based on Net Assets of $1,136,116 ($ Thousands).

*     Non-Income Producing Security.

**    Rate shown is the 7-day effective yield as of September 30, 2007.

+++ Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

+     Real Estate Investment Trust.

++    Investment in Affiliated Security (see Note 3).

(A) Security, or portion thereof, has been pledged as collateral on open futures contracts.

(B) This security or a partial position of this security is on loan at September 30, 2007 (see Note 7). The total market value of securities on loan at September 30, 2007 was $330,189 ($ Thousands).

(C) This security was purchased with cash collateral held from securities on loan (see Note 7). The total market value of such securities as of September 30, 2007 was $344,652 ($ Thousands).

(D) This warrant represents a potential distribution settlement in a legal claim and does not have a strike price or expiration date.

(E)   The rate reported is the effective yield at time of purchase.

(F) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2007.

(G) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(H) Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2007 was $696 ($ Thousands) and represented 0.06% of Net Assets.

(I) This security is traded on a foreign stock exchange. The total market value of such securities as of September 30, 2007 was $9,193 ($ Thousands) and represented 0.81% of Net Assets.

(J) Securities considered illiquid and restricted. The total market value of such securities as of September 30, 2007 was $696 ($ Thousands) and represented 0.06% of Net Assets.

ADR  -- American Depositary Receipt
Cl   -- Class
EXL  -- Extendable Maturity
LP   -- Limited Partnership
PIPE -- Private Investment in Public Entity
Ser  -- Series

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
86          SEI Institutional Managed Trust / Annual Report / September 30, 2007

Small Cap Growth Fund

September 30, 2007
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS# (UNAUDITED):

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

22.0%   Short-Term Investments
20.4%   Information Technology
13.4%   Health Care
12.0%   Consumer Discretionary
11.3%   Industrials
 8.2%   Financials
 4.9%   Energy
 2.8%   Materials
 2.0%   Telecommunication Services
 1.6%   Consumer Staples
 0.9%   Utilities
 0.2%   Asset-Backed Security
 0.1%   U.S. Treasury Obligation
 0.1%   Convertible Bond
 0.1%   Exchange Traded Fund
 0.0%   Warrants

#Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 7).

--------------------------------------------------------------------------------
                                                                  Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK++ -- 97.5%

CONSUMER DISCRETIONARY -- 15.2%
   Aeropostale*                                          88,363   $       1,684
   Aftermarket Technology*                               28,429             902
   Ameristar Casinos                                     18,000             506
   BJ's Restaurants (B)*                                 37,400             787
   Black & Decker                                         2,593             216
   Blockbuster, Cl A*                                   125,093             672
   Blue Nile (B)*                                         6,400             602
   Blyth                                                 33,320             681
   Bob Evans Farms                                       24,293             733
   Brown Shoe                                            69,750           1,353
   Buckle                                                13,600             516
   Capella Education*                                    23,240           1,299
   Carrols Restaurant Group*                              4,500              50
   Carter's*                                             25,518             509
   Casual Male Retail Group (B)*                        238,500           2,137
   CBRL Group                                             2,900             118
   Century Casinos*                                      93,439             570
   Charming Shoppes (B)*                                297,500           2,499
   Chipotle Mexican Grill, Cl A (B)*                     39,575           4,675
   Citi Trends (B)*                                      30,200             657
   Coach*                                                64,700           3,058
   Cooper Tire & Rubber                                  63,325           1,545
   CROCS (B)*                                           166,900          11,224
   CSK Auto (B)*                                         99,400           1,059
   Ctrip.com International ADR                           59,100           3,061
   Deckers Outdoor*                                       1,400             154
   Denny's*                                             207,810             831
   DeVry                                                  5,753             213
   Dick's Sporting Goods*                                 5,082             341
   Dolan Media*                                          41,400           1,006
   Dover Downs Gaming &
      Entertainment                                      58,150             604

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Dress Barn*                                           46,539   $         792
   Drew Industries (B)*                                  20,500             834
   Dufry South America
      (United Kingdom) (J)*                              70,800           1,839
   Eddie Bauer Holdings (B)*                            290,051           2,494
   Focus Media Holding ADR (B)*                          34,386           1,995
   Gaiam, Cl A (B)*                                     139,800           3,359
   GameStop, Cl A*                                       21,600           1,217
   Genius Products*                                     382,000           1,031
   Gildan Activewear*                                    48,800           1,922
   Global Sources (B)*                                   57,600           1,277
   Group 1 Automotive (B)                                57,100           1,917
   GSI Commerce (B)*                                     76,115           2,025
   Gymboree*                                             54,600           1,924
   Harris Interactive*                                  181,300             781
   Hayes Lemmerz International*                         129,458             539
   hhgregg*                                             112,100           1,177
   Hibbett Sports (B)*                                  123,326           3,059
   Hooker Furniture                                       5,012             100
   J Crew Group*                                         29,700           1,233
   Jack in the Box*                                       5,800             376
   Jackson Hewitt Tax Service                            62,200           1,739
   Jakks Pacific*                                        30,252             808
   Jamba (B)*                                           109,100             767
   Jarden*                                               26,000             805
   Jo-Ann Stores*                                        17,019             359
   Jos. A. Bank Clothiers (B)*                           70,553           2,358
   Journal Communications, Cl A                          65,929             625
   Lear*                                                 34,900           1,120
   Life Time Fitness (B)*                                68,127           4,179
   Lin TV, Cl A*                                         32,601             424
   LKQ*                                                  43,800           1,525
   Lululemon Athletica*                                  29,700           1,248
   Martha Stewart Living Omnimedia,
      Cl A (B)                                          148,600           1,731
   Marvel Entertainment (B)*                            119,600           2,803
   McCormick & Schmick's Seafood
      Restaurants*                                      117,755           2,217
   Men's Wearhouse (B)                                   58,245           2,943
   Mohawk Industries*                                     8,789             715
   Monarch Casino & Resort (B)*                           9,900             282
   Morningstar (B)*                                      16,275             999
   National CineMedia                                    58,135           1,302
   Nexstar Broadcasting Group, Cl A*                     36,440             382
   NVR*                                                   1,384             651
   O'Charleys                                            21,426             325
   Outdoor Channel Holdings (B)*                         64,600             583
   Papa John's International*                             1,400              34
   Perry Ellis International*                            34,027             943
   Phillips-Van Heusen                                   29,165           1,531
   Polaris Industries (B)                                24,300           1,060
   Pre-Paid Legal Services*                               8,332             462
   priceline.com (B)*                                    22,785           2,022


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          87

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Quiksilver (B)*                                      563,200   $       8,054
   RadioShack                                            30,928             639
   Red Robin Gourmet Burgers (B)*                        39,900           1,712
   Regis (B)                                             79,200           2,527
   RRSat Global Communications
     Network*                                            73,500           1,801
   Ruby Tuesday (B)                                      25,100             460
   Shutterfly (B)*                                      177,800           5,674
   Sinclair Broadcast Group, Cl A                       205,609           2,476
   Snap-On                                               22,895           1,134
   Sonic Automotive, Cl A (B)                            38,780             928
   Sotheby's Holdings (B)                                36,010           1,721
   Stamps.com*                                           35,800             429
   Standard Motor Products                               56,975             536
   Stoneridge*                                           39,497             403
   Sturm Ruger*                                          65,923           1,181
   Tecnisa (Brazil) (J)                                 451,700           2,833
   Tempur-Pedic International (B)                       128,145           4,581
   Texas Roadhouse, Cl A*                                38,413             449
   Thor Industries                                       28,200           1,269
   Timberland, Cl A (B)*                                126,400           2,397
   Town Sports International Holdings*                   70,500           1,072
   Triarc, Cl B                                          91,600           1,146
   True Religion Apparel (B)*                           126,900           2,234
   Tupperware Brands (B)                                114,160           3,595
   Under Armour, Cl A (B)*                               58,035           3,472
   Universal Electronics*                                35,500           1,154
   Valuevision Media, Cl A*                              75,900             562
   Volcom (B)*                                           60,760           2,584
   West Marine*                                          53,664             620
   Wet Seal, Cl A (B)*                                   16,500              64
   WMS Industries (B)*                                   83,800           2,774
   Zumiez (B)*                                          105,250           4,670
                                                                  --------------
                                                                        176,246
                                                                  --------------
CONSUMER STAPLES -- 2.0%
   Alliance One International*                          131,739             862
   American Oriental
     Bioengineering (B)*                                  7,200              80
   Asiatic Development (Malaysia) (J)                 1,206,500           2,266
   B&G Foods, Cl A                                       38,900             498
   Bare Escentuals*                                      48,500           1,206
   Boston Beer, Cl A*                                    26,940           1,311
   Chattem (B)*                                          23,335           1,646
   Church & Dwight                                        8,300             391
   Cosan SA Industria e Comercio
     (Brazil) (J)*                                      214,500           2,914
   Herbalife                                             35,721           1,624
   Inter Parfums                                         71,500           1,692
   Lance                                                118,815           2,735
   Mannatech (B)                                         45,100             365
   Nash Finch (B)                                        35,025           1,395

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   NBTY*                                                 53,593   $       2,176
   TreeHouse Foods*                                      32,700             885
   Universal                                                556              27
   USANA Health Sciences (B)*                            30,500           1,334
                                                                  --------------
                                                                         23,407
                                                                  --------------
ENERGY -- 6.2%
   Arena Resources (B)*                                  24,535           1,607
   Arlington Tankers (B)                                 88,500           2,180
   ATP Oil & Gas (B)*                                    27,000           1,270
   Atwood Oceanics (B)*                                  20,400           1,562
   BA Energy PIPE (Canada)
     (D) (G) (J)*                                       145,000           1,022
   BA Energy, Deal #3 PIPE (Canada)
     (D) (G) (J)*                                        37,000             261
   Basic Energy Services (B)*                            84,700           1,780
   Bois d'Arc Energy*                                    33,900             650
   BPZ Energy PIPE (D) (G)*                             286,500           2,235
   Cal Dive International (B)*                          211,000           3,165
   CARBO Ceramics (B)                                    29,100           1,476
   Carrizo Oil & Gas*                                    17,600             790
   Complete Production Services*                        102,900           2,107
   Comstock Resources*                                   54,000           1,665
   Core Laboratories*                                    18,270           2,328
   Delek US Holdings                                    129,500           3,248
   Denbury Resources (B)*                                25,126           1,123
   Dresser-Rand Group*                                   59,758           2,552
   Dril-Quip (B)*                                        52,060           2,569
   Encore Acquisition (B)*                               68,100           2,155
   EXCO Resources*                                       32,222             533
   Hercules Offshore (B)*                                95,600           2,496
   Infinity Bio-Energy*                                 741,494           3,804
   ION Geophysical (B)*                                 208,965           2,890
   Kodiak Oil & Gas*                                    260,900             861
   Lufkin Industries                                      6,000             330
   Meridian Resource*                                   283,581             703
   Natural Gas Services Group*                           54,200             933
   Oilsands Quest (B)*                                  398,000           1,763
   Oilsands Quest PIPE (D) (G)*                          13,700              61
   OPTI (Canada) (J)*                                   122,000           2,286
   Parker Drilling*                                     137,400           1,116
   PetroHawk Energy*                                     51,100             839
   Petroquest Energy (B)*                               122,100           1,310
   Rentech (B)*                                         822,800           1,777
   Rosetta Resources*                                    90,316           1,656
   StealthGas                                            67,000           1,154
   Superior Energy Services (B)*                         33,050           1,171
   Superior Offshore International*                      16,900             190
   Superior Well Services (B)*                           73,900           1,680
   Swift Energy*                                          4,004             164
   Synenco Energy (Canada)
     (D) (G) (H) (J)*                                    19,500             220


--------------------------------------------------------------------------------
88         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Synenco Energy, Cl A (Canada) (J)*                   156,360   $       1,767
   Union Drilling*                                       19,100             279
   Uranium One (Canada) (J)*                            148,549           1,966
   USEC*                                                 58,732             602
   W-H Energy Services*                                  36,800           2,714
   World Fuel Services                                   29,400           1,200
                                                                  --------------
                                                                         72,210
                                                                  --------------
FINANCIALS -- 9.9%
   A.G. Edwards                                           9,093             762
   Acadia Realty Trust+                                  69,200           1,877
   Advance America Cash Advance
     Centers                                             11,400             122
   Affiliated Managers Group (B)*                        56,036           7,145
   American Financial Realty Trust+ (B)                 223,250           1,797
   Amerisafe*                                            66,878           1,106
   Bank of the Ozarks (B)                                 8,600             263
   Bankunited Financial, Cl A                            39,875             620
   Canaccord Capital (Canada) (J)                       101,100           1,931
   CapitalSource+                                        82,055           1,661
   Cascade Bancorp (B)                                   31,812             708
   Cash America International                            47,569           1,789
   Castlepoint Holdings                                 149,800           1,723
   City Bank                                                400              11
   Cohen & Steers (B)                                    28,900           1,070
   Columbia Bancorp (B)                                  20,300             402
   Companhia Brasileira de
     Desenvolvimento Imobiliari
     Turistico (Brazil) (J)*                              3,500           1,822
   Companhia Brasileira de
     Desenvolvimento Imobiliari
     Turistico (Brazil) (J)*                                700             364
   Corus Bankshares                                      53,816             701
   Darwin Professional Underwriters*                      8,800             190
   Delphi Financial Group, Cl A                          50,225           2,030
   Dollar Financial (B)*                                 73,900           2,108
   Dundee (Canada)+ (J)*                                 50,100           1,953
   DundeeWealth (Canada) (J)                             75,791           1,352
   DundeeWealth (Canada) (J)                              7,900             141
   East West Bancorp                                     66,100           2,377
   eHealth*                                              31,157             863
   Essex Property Trust+                                  3,800             447
   Evercore Partners, Cl A                              155,300           4,083
   Ezcorp, Cl A (B)*                                    104,200           1,401
   FCStone Group*                                        38,700           1,249
   Federated Investors, Cl B                             69,800           2,771
   FelCor Lodging Trust+                                106,300           2,119
   First Cash Financial Services*                        92,400           2,164
   First Industrial Realty Trust+ (B)                    12,200             474
   First Mercury Financial*                              57,400           1,235
   FirstFed Financial (B)*                               48,267           2,392
   GAMCO Investors, Cl A (B)                             12,900             707

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   General Shopping Brasil (Brazil) (J)*                 63,100   $         499
   General Shopping Brasil (Brazil) (J)*                208,900           1,652
   GFI Group*                                             1,500             129
   Glacier Bancorp                                       24,418             550
   Gluskin Sheff + Associates
     (Canada) (H) (J)                                    69,600           2,136
   Gluskin Sheff + Associates
     (Canada) (J)                                        18,800             577
   GMP Capital Trust (Canada) (J)                        74,900           1,644
   Greenhill (B)                                         35,100           2,143
   Grubb & Ellis (B)*                                    20,000             186
   Grubb & Ellis Realty Advisors*                       395,700           2,422
   Hercules Technology Growth Capital                    95,988           1,274
   Hersha Hospitality Trust+                            174,200           1,725
   HFF*                                                  50,400             598
   Highbury Financial (B)*                               36,700             165
   Highbury Financial Units*                            115,400             638
   Imperial Capital Bancorp                               1,213              34
   Jones Lang LaSalle                                     3,855             396
   Kansas City Life Insurance                            22,900           1,009
   MarketAxess Holdings*                                 45,300             679
   Meadowbrook Insurance Group*                          57,700             520
   Meruelo Maddux Properties*                           289,100           1,709
   MFA Mortgage Investments+ (B)                        278,100           2,239
   Move*                                                371,200           1,024
   NASDAQ Stock Market (B)*                             128,300           4,834
   Nationwide Health Properties+ (B)                     38,600           1,163
   Nelnet, Cl A                                          53,300             972
   NNN Realty Advisors (D) (G)                          241,000           2,036
   Ocwen Financial*                                      53,261             502
   Omega Healthcare Investors+                           38,800             603
   optionsXpress Holdings                                39,200           1,025
   PFF Bancorp                                           80,360           1,233
   Piper Jaffray (B)*                                    49,100           2,632
   Platinum Underwriters Holdings                        56,760           2,041
   Portfolio Recovery Associates (B)                     33,400           1,772
   Powershares QQQ                                       14,407             741
   Preferred Bank                                        13,950             549
   Ram Holdings Ltd.*                                    99,300             923
   Sierra Bancorp (B)                                     1,900              54
   Signature Bank (B)*                                   41,100           1,448
   Sterling Financial, Washington Shares                 37,500           1,009
   SVB Financial Group (B)*                              53,665           2,542
   Taylor Capital Group                                   9,633             269
   Thomas Weisel Partners Group*                         77,800           1,129
   Titanium Asset*                                      140,900             669
   TradeStation Group*                                   45,300             529
   UCBH Holdings (B)                                     66,300           1,159
   United Fire & Casualty                                35,000           1,368
   Victory Acquisition*                                  50,032             465
   Vineyard National Bancorp                             19,938             333
   Waddell & Reed Financial, Cl A                        41,800           1,130
   Westamerica Bancorporation                            22,400           1,116


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          89

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Wilshire Bancorp                                      44,300   $         486
   Winthrop Realty Trust+ (B)                            22,700             153
   World Acceptance (B)*                                 12,100             400
                                                                  --------------
                                                                        115,163
                                                                  --------------
HEALTH CARE -- 16.9%
   3SBio ADR*                                           137,800           1,988
   Abraxis BioScience (B)*                               25,500             582
   Acadia Pharmaceuticals (B)*                           36,700             552
   Accuray (B)*                                          18,500             323
   Achillion Pharmaceuticals*                            65,100             419
   Acorda Therapeutics*                                  24,200             444
   Adams Respiratory Therapeutics (B)*                    9,970             384
   Affymax*                                               9,100             246
   Affymetrix (B)*                                      215,014           5,455
   Albany Molecular Research*                            45,585             688
   Alexion Pharmaceuticals*                              10,300             671
   Align Technology (B)*                                100,508           2,546
   Alkermes (B)*                                        296,748           5,460
   Alliance Imaging*                                    356,979           3,234
   Altus Pharmaceuticals (B)*                            81,600             856
   Amedisys (B)*                                         39,430           1,515
   American Dental Partners*                             43,411           1,216
   American Medical Systems
     Holdings (B)*                                       57,452             974
   AMN Healthcare Services*                              64,500           1,208
   Amsurg*                                              119,228           2,751
   Angiotech Pharmaceuticals*                            64,400             404
   Apria Healthcare Group (B)*                          150,181           3,906
   Arena Pharmaceuticals (B)*                           158,300           1,733
   Ariad Pharmaceuticals (B)*                           328,800           1,522
   Array Biopharma (B)*                                  91,100           1,023
   Arthrocare (B)*                                        8,192             458
   BioMarin Pharmaceuticals (B)*                        144,582           3,600
   Bradley Pharmaceuticals*                              45,502             828
   Bruker BioSciences*                                    7,900              70
   Cambrex                                               58,789             640
   Cell Genesys (B)*                                    267,500           1,022
   Centene*                                              17,489             376
   Cephalon (B)*                                        119,187           8,708
   Chemed                                                34,132           2,122
   Computer Programs & Systems (B)                       33,423             881
   Conceptus (B)*                                        52,400             995
   Conmed*                                               31,484             881
   Cubist Pharmaceuticals (B)*                          287,555           6,076
   Cutera*                                               15,100             396
   CV Therapeutics (B)*                                 499,900           4,489
   Cynosure, Cl A (B)*                                   87,784           3,239
   Cypress Bioscience (B)*                               77,924           1,067
   Depomed (B)*                                         361,200             740
   Dionex*                                               32,517           2,584
   Discovery Laboratories (B)*                          164,098             441

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Emergency Medical Services, Cl A*                     38,968   $       1,179
   Emergent Biosolutions*                                 8,300              74
   Encysive Pharmaceuticals (B)*                        440,000             664
   Enzon Pharmaceuticals (B)*                            59,800             527
   Exelixis (B)*                                        240,621           2,548
   Five Star Quality Care (B)*                          156,700           1,288
   Foxhollow Technologies*                               37,600             993
   Greatbatch*                                           45,289           1,204
   Hanger Orthopedic Group*                              13,938             158
   HealthExtras*                                         34,100             949
   Healthspring*                                         46,728             911
   HealthTronics*                                        15,243              78
   Healthways*                                           15,800             853
   Hologic (B)*                                          35,645           2,174
   Human Genome Sciences (B)*                           316,499           3,257
   I-Flow*                                               73,200           1,361
   Illumina (B)*                                         94,213           4,888
   Immunomedics*                                        117,975             270
   Incyte (B)*                                          353,000           2,524
   Integra LifeSciences Holdings (B)*                     6,000             291
   InterMune (B)*                                        22,500             430
   Inverness Medical Innovations*                        28,405           1,571
   Invitrogen*                                           10,284             841
   Isis Pharmaceuticals (B)*                             35,288             528
   ISTA Pharmaceuticals (B)*                            180,500           1,245
   Kendle International (B)*                             31,260           1,298
   KV Pharmaceutical, Cl A (B)*                          17,200             492
   Kyphon*                                               15,300           1,071
   Landauer                                              13,419             684
   LCA-Vision                                            13,283             390
   LeMaitre Vascular*                                    64,400             486
   LHC Group*                                            33,600             721
   Lifecell (B)*                                         21,200             797
   MannKind*                                             34,800             337
   Martek Biosciences (B)*                               22,000             639
   Matria Healthcare*                                    33,537             877
   Medarex (B)*                                         501,500           7,101
   Medcath*                                              39,460           1,084
   Medicines*                                            49,600             883
   Medicis Pharmaceutical, Cl A                          67,000           2,044
   Medtox Scientific*                                    33,545             686
   Mentor (B)                                            26,122           1,203
   Metabolix (B)*                                        84,900           2,060
   MGI Pharma (B)*                                       57,201           1,589
   Micrus Endovascular*                                  93,000           1,699
   MWI Veterinary Supply*                                23,600             891
   Myriad Genetics (B)*                                  77,438           4,038
   Noven Pharmaceuticals (B)*                            25,500             406
   NuVasive*                                             11,516             414
   Odyssey HealthCare*                                  244,300           2,348
   Omnicell*                                             82,615           2,358
   Omrix Biopharmaceuticals*                             22,251             786
   Onyx Pharmaceuticals*                                 13,894             605


--------------------------------------------------------------------------------
90          SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   OraSure Technologies*                                107,200   $       1,077
   OSI Pharmaceuticals (B)*                              27,800             945
   Panacos Pharmaceuticals*                             106,539             170
   Par Pharmaceutical*                                   17,000             316
   Parexel International*                                30,645           1,265
   PDL BioPharma*                                        18,900             408
   Pediatrix Medical Group*                              22,500           1,472
   Penwest Pharmaceuticals (B)*                         132,600           1,460
   PharmaNet Development Group*                          22,753             661
   Pozen (B)*                                            34,700             384
   Profarma Distribuidora de Produtos
     Farmaceuticos (Brazil) (J)*                        112,700           2,205
   PSS World Medical*                                   117,800           2,254
   Psychiatric Solutions (B)*                            78,509           3,084
   Qiagen*                                               69,395           1,347
   Radiation Therapy Services*                           31,600             658
   Regeneron Pharmaceuticals (B)*                       100,627           1,791
   Res-Care*                                             29,217             667
   Salix Pharmaceuticals (B)*                             6,800              84
   Sciele Pharma (B)*                                   176,307           4,588
   Seattle Genetics (B)*                                 32,000             360
   Senomyx (B)*                                          31,796             390
   Sirona Dental Systems (B)*                            54,100           1,930
   Somanetics*                                           37,600             700
   Spectranetics (B)*                                    93,345           1,258
   Sun Healthcare Group*                                 71,400           1,193
   SuperGen (B)*                                         79,200             344
   SurModics (B)*                                        27,400           1,343
   Tercica (B)*                                         126,300             783
   Theravance*                                           15,900             415
   TomoTherapy*                                          38,100             885
   United Therapeutics (B)*                              56,300           3,746
   Ventana Medical Systems*                               9,400             808
   ViaCell*                                              36,682             173
   Viropharma*                                           45,400             404
   Vnus Medical Technologies*                            38,993             620
   Volcano (B)*                                          62,375           1,025
   Watson Pharmaceuticals*                               30,253             980
   WellCare Health Plans*                                10,023           1,057
   West Pharmaceutical Services                          82,398           3,433
   Wright Medical Group (B)*                             54,500           1,462
   Xenoport*                                              8,000             376
                                                                  --------------
                                                                        197,027
                                                                  --------------
INDUSTRIALS -- 14.3%
   Accuride*                                             30,530             370
   Acuity Brands (B)                                     70,620           3,565
   Advisory Board*                                       51,162           2,991
   Aecom Technology*                                     54,100           1,890
   AGCO*                                                 12,654             642
   American Commercial Lines (B)*                        86,900           2,062
   American Reprographics (B)*                           33,105             620
   American Woodmark                                     20,726             514

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
   AO Smith                                               6,900   $         303
   Apogee Enterprises                                   129,931           3,370
   Applied Industrial Technologies                       36,478           1,125
   Barnes Group                                          42,180           1,346
   BE Aerospace*                                        115,626           4,802
   Belden CDT                                            68,717           3,223
   Blount International (B)*                              6,600              75
   Bowne                                                 22,279             371
   Bucyrus International, Cl A                           23,765           1,733
   Ceradyne (B)*                                         63,250           4,791
   Chicago Bridge & Iron                                 79,818           3,437
   CIRCOR International                                  19,124             868
   Clean Harbors*                                        40,800           1,816
   COMSYS IT Partners*                                  118,489           1,992
   Consolidated Graphics (B)*                            26,000           1,633
   Continental Airlines, Cl B*                           21,884             723
   Cornell*                                               7,179             169
   Corrections of America*                               46,370           1,213
   CoStar Group*                                         55,390           2,961
   CRA International (B)*                                42,500           2,048
   Crane                                                 18,100             868
   Cubic                                                  4,100             173
   Deluxe                                                18,390             677
   Duff & Phelps*                                        44,701             820
   Dynamic Materials                                     87,700           4,200
   DynCorp International, Cl A*                          96,283           2,225
   Encore Wire                                           10,137             255
   EnPro Industries*                                     21,999             893
   ESCO Technologies (B)*                                33,200           1,104
   Evergreen Solar (B)*                                  84,200             752
   ExpressJet Holdings*                                 132,546             410
   Flint Energy Services (Canada) (J)*                   64,900           1,746
   Flow International*                                  153,700           1,356
   Force Protection (B)*                                 38,600             836
   Force Protection (D) (G)*                            201,900           3,936
   Forward Air                                           35,100           1,045
   Fuel Tech*                                             9,983             221
   Gardner Denver*                                       23,174             904
   General Cable (B)*                                    63,695           4,275
   Geo Group*                                            53,756           1,592
   GeoEye*                                               37,100             955
   Goodman Global*                                       94,100           2,247
   GrafTech International*                               71,158           1,269
   Granite Construction                                   5,800             307
   H&E Equipment Services (B)*                          123,900           2,228
   Heartland Express                                     45,200             645
   Heico, Cl A                                           38,421           1,518
   Heidrick & Struggles
     International (B)*                                  45,315           1,652
   Herman Miller                                         14,400             391
   Hexcel*                                               68,700           1,560
   Horizon Lines, Cl A (B)                               72,519           2,214
   HUB Group, Cl A*                                      97,978           2,942


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          91

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Hudson Highland Group*                                34,566   $         440
   Hurco*                                                 3,263             176
   Huron Consulting Group*                               23,450           1,703
   IHS, Cl A*                                            54,304           3,068
   II-VI (B)*                                            47,900           1,654
   Innerworkings (B)*                                   172,297           2,969
   JA Solar Holdings ADR (B)*                            22,219             999
   Kenexa*                                               45,400           1,397
   Kennametal                                            16,453           1,382
   Kforce*                                               31,400             404
   Knight Transportation (B)                             63,825           1,098
   Knoll (B)                                            193,349           3,430
   Korn/Ferry International*                             26,770             442
   Labor Ready*                                          45,900             850
   Landstar System                                       31,300           1,314
   Layne Christensen (B)*                                22,900           1,270
   Lincoln Electric Holdings                             30,900           2,398
   Lydall*                                               61,620             572
   Manitowoc                                             22,308             988
   Mcgrath Rentcorp                                      16,300             542
   Middleby*                                             20,170           1,302
   Multi-Color                                           21,256             485
   NACCO Industries, Cl A                                 5,536             573
   NCI Building Systems (B)*                             52,900           2,286
   Nuco2*                                                47,300           1,217
   Old Dominion Freight Line*                            31,995             767
   Orbital Sciences (B)*                                 14,600             325
   Orion Marine Group (D) (G)*                          169,200           2,411
   Perini (B)*                                           75,320           4,213
   Pinnacle Airlines (B)*                               117,039           1,875
   Power-One (B)*                                        92,830             473
   Quanta Services (B)*                                  66,740           1,765
   RBC Bearings*                                         48,445           1,858
   Republic Airways Holdings*                            62,510           1,323
   Resources Connection                                  23,500             544
   RSC Holdings (B)*                                    202,600           3,323
   Steelcase, Cl A                                       47,443             853
   Sunpower, Cl A (B)*                                    8,839             732
   Superior Essex*                                       13,400             500
   TAL International Group                               74,800           1,875
   Teleflex                                              11,627             906
   TeleTech Holdings*                                    48,100           1,150
   TransDigm Group*                                      17,175             785
   Tredegar                                              41,922             723
   UAL*                                                  14,276             664
   United Industrial (B)                                 21,475           1,616
   United Rentals*                                       73,200           2,355
   US Airways Group*                                     20,076             527
   Waste Connections*                                    41,810           1,328
   Waste Industries USA                                  20,400             584
   Watson Wyatt Worldwide, Cl A                          75,160           3,378
                                                                  --------------
                                                                        166,681
                                                                  --------------

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 25.9%
   ACI Worldwide*                                        26,611   $         595
   Acme Packet (B)*                                     173,500           2,675
   Actuate*                                             144,151             930
   Advanced Energy Industries (B)*                      121,116           1,829
   Advent Software (B)*                                  36,300           1,705
   American Software, Cl A                               20,370             187
   AMIS Holdings (B)*                                    98,100             953
   Amkor Technology (B)*                                205,900           2,372
   Anadigics (B)*                                        28,055             507
   Ansoft (B)*                                            9,600             317
   Ariba*                                                77,652             837
   Arris Group*                                         172,036           2,125
   Arrow Electronics*                                    19,216             817
   Art Technology Group (B)*                            217,212             656
   Aruba Networks (B)*                                   72,900           1,458
   AsiaInfo Holdings*                                   123,890           1,122
   Aspen Technology (B)*                                 20,900             299
   Asyst Technologies*                                  418,900           2,216
   Atheros Communications (B)*                          119,335           3,576
   ATMI*                                                 44,104           1,312
   Avocent*                                             116,700           3,398
   Bankrate*                                             16,800             775
   BigBand Networks (B)*                                 24,300             156
   Blackboard (B)*                                       16,871             773
   Blue Coat Systems*                                     5,000             394
   Brooks Automation*                                    41,400             590
   C-COR*                                                72,519             833
   Captaris*                                            117,655             622
   Chordiant Software (B)*                              121,500           1,684
   CMGI*                                                560,172             762
   CNET Networks (B)*                                   471,400           3,512
   Cogent (B)*                                           23,600             370
   CommScope*                                            40,375           2,028
   Commvault Systems*                                    70,200           1,300
   Comtech Group (B)*                                   106,300           1,936
   Comtech Telecommunications*                           25,675           1,373
   Comverge (B)*                                         14,071             462
   Concur Technologies (B)*                             104,128           3,282
   Convergys*                                            33,519             582
   CPI International*                                     8,200             156
   Credence Systems*                                    337,868           1,044
   CSG Systems International (B)*                       133,955           2,847
   CTS (B)                                                7,700              99
   Cymer*                                                56,400           2,165
   Cypress Semiconductor*                                43,900           1,282
   Daktronics (B)                                        71,183           1,938
   Data Domain (B)*                                      42,500           1,315
   DealerTrack Holdings*                                106,389           4,456
   DemandTec*                                            73,602           1,005
   Digimarc*                                             77,836             703
   Diodes (B)*                                           35,464           1,138
   DivX (B)*                                             70,269           1,045


--------------------------------------------------------------------------------
92          SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                  Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Double-Take Software*                                101,500   $       1,940
   DSP Group*                                            80,000           1,266
   DTS*                                                  36,000           1,093
   Echelon (B)*                                          26,650             667
   EFJ*                                                 117,900             684
   Emergis (Canada) (J)*                                299,400           2,103
   EMS Technologies*                                     38,700             949
   Emulex (B)*                                           97,200           1,863
   Epicor Software*                                     156,400           2,154
   EPIQ Systems (B)*                                    102,380           1,927
   Equinix (B)*                                          37,377           3,315
   Euronet Worldwide (B)*                                73,610           2,191
   Factset Research Systems                              20,470           1,403
   FalconStor Software*                                 102,255           1,232
   Greenfield Online*                                     8,259             126
   Harris Stratex Networks, Cl A (B)*                    79,600           1,391
   Heartland Payment Systems (B)                         11,600             298
   Hittite Microwave*                                    31,865           1,407
   Hutchinson Technology*                                89,900           2,212
   Imation                                               93,200           2,286
   Imergent (B)                                          30,800             691
   Immersion (B)*                                        63,900           1,047
   Infinera (B)*                                         26,161             527
   Informatica (B)*                                     123,300           1,936
   InterDigital*                                        136,600           2,839
   IPG Photonics*                                       119,200           2,344
   Jack Henry & Associates (B)                           95,800           2,477
   JDA Software Group*                                  162,700           3,361
   Jupitermedias*                                       220,000           1,393
   Knot (B)*                                             19,600             417
   Liquidity Services*                                   43,476             478
   LoJack*                                              115,544           2,191
   LTX*                                                 223,082             796
   Magma Design Automation*                              14,646             206
   Manhattan Associates (B)*                             64,899           1,779
   Mantech International, Cl A*                          53,500           1,925
   Marchex, Cl B (B)                                     93,500             889
   Mentor Graphics (B)*                                 159,100           2,402
   Mercadolibre (B)*                                     59,359           2,174
   Methode Electronics                                   59,821             900
   Micros Systems*                                       18,900           1,230
   Microsemi (B)*                                       300,673           8,383
   MicroStrategy, Cl A*                                  23,089           1,832
   MIPS Technologies (B)*                               260,300           2,056
   Monolithic Power Systems*                             59,570           1,513
   Navisite*                                            218,400           1,920
   Net 1 UEPS Technologies (B)*                          33,247             903
   Netezza*                                              77,400             968
   Netgear*                                              42,910           1,305
   Netlogic Microsystems (B)*                            31,304           1,130
   Novatel*                                              49,500           1,943
   Novatel Wireless (B)*                                171,442           3,883
   Nuance Communications (B)*                           125,321           2,420

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Omniture (B)*                                        127,300         $ 3,860
   ON Semiconductor (B)*                                382,360           4,802
   OSI Systems*                                          60,900           1,371
   Palm (B)*                                            161,000           2,620
   Park Electrochemical                                  44,600           1,498
   Parkervision (B)*                                    165,200           2,508
   PC Connection*                                        68,900             861
   Perfect World ADR*                                    40,200           1,098
   Perficient (B)*                                       98,675           2,158
   Photon Dynamics*                                      80,598             729
   Plexus*                                               80,100           2,195
   PLX Technology*                                      188,124           2,032
   PMC - Sierra (B)*                                    260,200           2,183
   Polycom (B)*                                         369,700           9,930
   Power Integrations*                                   56,317           1,673
   Powerwave Technologies (B)*                           86,600             533
   Presstek (B)*                                         73,522             461
   Quality Systems (B)                                   12,621             462
   Red Hat (B)*                                         461,400           9,168
   RF Micro Devices (B)*                                769,200           5,177
   RightNow Technologies (B)*                            44,052             709
   Rudolph Technologies*                                 65,300             903
   SAVVIS*                                               29,400           1,140
   Seachange International*                             228,000           1,578
   Secure Computing*                                    171,100           1,665
   ShoreTel*                                            155,900           2,233
   Sigma Designs (B)*                                    50,069           2,415
   Silicon Motion Technology ADR*                        76,140           1,714
   Silicon Storage Technology*                          188,308             606
   Sina (B)*                                             55,156           2,639
   Sirf Technology Holdings (B)*                        123,797           2,643
   Skyworks Solutions (B)*                              544,677           4,924
   Smart Modular Technologies WWH*                        4,500              32
   Solera Holdings*                                      46,400             835
   Sourcefire (B)*                                       45,300             411
   SPSS*                                                 28,540           1,174
   Staktek Holdings*                                     60,910             210
   Stratasys (B)*                                        38,970           1,074
   Sybase (B)*                                          117,747           2,724
   Symmetricom*                                          10,461              49
   Synaptics*                                            29,045           1,387
   Synchronoss Technologies (B)*                         89,830           3,778
   TAC Acquisition                                      293,800               1
   Taleo, Cl A*                                          88,024           2,237
   TechTarget*                                           18,700             316
   Teradyne*                                             54,854             757
   Terremark Worldwide*                                 158,600           1,137
   THQ (B)*                                             202,294           5,053
   Trina Solar ADR (B)*                                  44,300           2,524
   Triquint Semiconductor*                              333,900           1,639
   TTM Technologies (B)*                                195,100           2,257
   Ultimate Software Group*                              27,000             942


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         93

SCHEDULE OF INVESTMENTS

Small Cap Growth Fund (Concluded)

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   United Online                                         60,800   $         913
   Universal Display (B)*                                92,500           1,639
   Valueclick*                                           55,222           1,240
   Varian Semiconductor Equipment
     Associates (B)*                                     57,100           3,056
   Vasco Data Security
     International (B)*                                  76,945           2,717
   VeriFone Holdings (B)*                                88,925           3,942
   Verigy*                                               54,540           1,348
   Viasat (B)*                                           39,490           1,218
   Vignette*                                             91,389           1,834
   Virtusa*                                              75,261           1,129
   VistaPrint (B)*                                       64,915           2,426
   Vocus*                                                55,200           1,614
   Westell Technologies, Cl A*                           38,870              92
   Wind River Systems (B)*                              427,000           5,026
   Wright Express*                                       83,900           3,062
   Zygo*                                                 76,938           1,003
                                                                  --------------
                                                                        300,562
                                                                  --------------
MATERIALS -- 3.5%
   ADA-ES (B)*                                           27,400             340
   AK Steel Holding*                                     14,900             655
   Buckeye Technologies*                                 72,015           1,090
   Carpenter Technology                                  13,800           1,794
   Celanese, Ser A                                        6,455             252
   CF Industries Holdings                                 2,175             165
   Cincinnati Bell*                                     181,087             894
   Cleveland-Cliffs (B)                                  26,816           2,359
   First Quantum Minerals (Canada) (J)                   26,600           2,613
   Frontera Copper (Canada) (J)*                        194,000           1,283
   Graphic Packaging*                                    40,430             183
   Greif, Cl A (B)                                       29,150           1,769
   Haynes International*                                 28,700           2,450
   Hercules                                             191,935           4,034
   Horsehead Holding (B)*                               106,484           2,387
   Innospec                                              41,248             940
   Katanga Mining (Canada) (J)*                         103,200           1,797
   Koppers Holdings                                      37,920           1,464
   Metal Management                                      22,970           1,245
   Rock-Tenn, Cl A                                       32,821             948
   Schnitzer Steel Industries, Cl A (B)                  14,100           1,033
   Schweitzer-Mauduit International                      32,059             747
   Sherritt International (Canada) (J)                  174,100           2,789
   Spartech                                              32,627             557
   Steel Dynamics (B)                                    46,900           2,190
   Terra Industries*                                     72,252           2,259
   Wheeling-Pittsburgh (B)*                             138,700           2,677
                                                                  --------------
                                                                         40,914
                                                                  --------------
TELECOMMUNICATION SERVICES -- 2.5%
   Atlantic Tele-Network                                  4,400             160
   Cbeyond (B)*                                          43,998           1,795

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Centennial Communications*                           120,571   $       1,220
   CenturyTel                                             5,564             257
   Clearwire, Cl A (B)*                                 131,100           3,204
   Cogent Communications Group*                          40,400             943
   Fairpoint Communications (B)                         165,500           3,121
   NeuStar, Cl A*                                        69,498           2,383
   NTELOS Holdings                                      143,360           4,223
   Premiere Global Services*                             96,900           1,226
   Rural Cellular, Cl A*                                 22,148             964
   SBA Communications, Cl A (B)*                        146,370           5,164
   SureWest Communications                                2,831              71
   Syniverse Holdings*                                  103,900           1,652
   Time Warner Telecom, Cl A (B)*                        92,185           2,025
   USA Mobility                                          43,795             739
                                                                  --------------
                                                                         29,147
                                                                  --------------
UTILITIES -- 1.1%
   AGL Resources                                         22,712             900
   Atmos Energy                                          30,233             856
   Black Hills                                           22,506             923
   Cia de Saneamento de Minas
     Gerais-COPASA (Brazil) (J)*                         91,000           1,484
   ITC Holdings                                          36,208           1,794
   Ormat Technologies (B)                                69,400           3,216
   PNOC Energy Development
     (Philippines) (J)*                              10,767,000           1,530
   Portland General Electric                             20,973             583
   Southwest Gas                                         16,811             476
   WGL Holdings                                          25,179             853
                                                                  --------------
                                                                         12,615
                                                                  --------------
Total Common Stock
   (Cost $1,010,757) ($ Thousands)                                    1,133,972
                                                                  --------------
EXCHANGE TRADED FUND -- 0.1%
   iShares Russell 2000 Growth
     Index Fund                                          15,078           1,284
                                                                  --------------

Total Exchange Traded Fund
   (Cost $1,246) ($ Thousands)                                            1,284
                                                                  --------------

                                                      Number of
                                                       Warrants
                                                  -------------
WARRANTS -- 0.0%
   Parkervision, Deal #2 (D) (G) (I)*                    17,500             108
   Rentech,
      Expires 04/25/12 (D) (G)*                          19,400              11
   Titanium Asset Management,
      Expires 06/21/11*                                 147,800             157
   Victory Acquisition,
      Expires 04/24/11*                                  50,032              68
                                                                  --------------
Total Warrants
  (Cost $103) ($ Thousands)                                                 344
                                                                  --------------


--------------------------------------------------------------------------------
94          SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount     Market Value
Description                                ($ Thousands)/Shares    ($ Thousands)
--------------------------------------------------------------------------------
CORPORATE OBLIGATION (C) (F) -- 0.5%

FINANCIALS -- 0.5%
   SLM EXL, Ser S
        5.763%, 10/15/07                          $       6,428   $       6,428
                                                                  --------------
Total Corporate Obligation
   (Cost $6,428) ($ Thousands)                                            6,428
                                                                  --------------
ASSET-BACKED SECURITY (C) (F) (H) -- 0.4%

MORTGAGE RELATED SECURITY -- 0.4%
   Duke Funding,
     Ser 2004-6B, Cl A1S1
        5.430%, 10/09/07                                  4,383           4,383
                                                                  --------------
Total Asset-Backed Security
   (Cost $4,383) ($ Thousands)                                            4,383
                                                                  --------------
CONVERTIBLE BOND -- 0.2%
   Nova BioSource CV to 273.2240
        10.000%, 09/30/12                                 1,926           1,926
                                                                  --------------
Total Convertible Bond
   (Cost $1,926) ($ Thousands)                                            1,926
                                                                  --------------
CASH EQUIVALENTS** -- 34.4%
   Merrill Lynch EBP Master,
      4.035%                                          1,797,676           1,798
   SEI Daily Income Trust,
     Prime Obligation Fund,
     Cl A, 5.350% ++                                 27,133,093          27,133
   SEI Liquidity Fund LP,
      5.367% ++ (C)                                 372,099,060         372,099
                                                                  --------------
Total Cash Equivalents
   (Cost $401,030) ($ Thousands)                                        401,030
                                                                  --------------
U.S. TREASURY OBLIGATION (A) (E) -- 0.1%
   U.S. Treasury Bills
        4.078%, 11/23/07                                    650             646
                                                                  --------------
Total U.S. Treasury Obligation
   (Cost $646) ($ Thousands)                                                646
                                                                  --------------
Total Investments -- 133.2%
   (Cost $1,426,519) ($ Thousands)                                $   1,550,013
                                                                  ==============

A summary of the open futures contracts held by the Fund at September 30, 2007, is as follows (see Note 2 in Notes to Financial Statements):

--------------------------------------------------------------------------------
                                          NUMBER OF                   UNREALIZED
TYPE OF                                   CONTRACTS   EXPIRATION    APPRECIATION
CONTRACT                               LONG (SHORT)         DATE   ($ THOUSANDS)
--------------------------------------------------------------------------------
Russell 2000 Index E-MINI                       137     Dec-2007         $  324
                                                                         ======

Percentages are based on Net Assets of $1,163,323 ($ Thousands).

*     Non-Income Producing Security.

**    Rate shown is the 7-day effective yield as of September 30, 2007.

+++ Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

+     Real Estate Investment Trust.

++    Investment in Affiliated Security (see Note 3).

(A) Security, or portion thereof, has been pledged as collateral on open futures contracts.

(B) This security or a partial position of this security is on loan at September 30, 2007 (see Note 7). The total market value of securities on loan at September 30, 2007 was $367,102 ($ Thousands).

(C) This security was purchased with cash collateral held from securities on loan (see Note 7). The total market value of such securities as of September 30, 2007 was $382,910 ($ Thousands).

(D) This security considered illiquid and restricted. The total market value of such securities as of September 30, 2007 was $12,301 ($ Thousands) and represented 1.06% of Net Assets.

(E)   The rate reported is the effective yield at time of purchase.

(F) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2007.

(G) Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2007 was $12,301 ($ Thousands) and represented 1.06% of Net Assets.

(H) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(I)   This warrant does not have a strike price or expiration date.

(J) This security is traded on a foreign stock exchange. The total market value of such securities as of September 30, 2007 was $48,995 ($ Thousands) and represented 4.21% of Net Assets.

ADR -- American Depositary Receipt
Cl -- Class
CV -- Convertible Security
EXL -- Extendable Maturity
LP -- Limited Partnership
Ltd. -- Limited
PIPE -- Private Investment in Public Entity
Ser -- Series

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          95

SCHEDULE OF INVESTMENTS

Tax-Managed Small Cap Fund

September 30, 2007

--------------------------------------------------------------------------------

SECTOR WEIGHTINGS# (UNAUDITED):

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

23.8%   Short-Term Investments
16.0%   Information Technology
12.6%   Financials
11.5%   Industrials
10.8%   Consumer Discretionary
 9.3%   Health Care
 4.7%   Energy
 4.4%   Materials
 2.9%   Utilities
 2.5%   Consumer Staples
 1.4%   Telecommunication Services
 0.1%   U.S. Treasury Obligation
 0.0%   Warrants

#Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 7).

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK -- 96.3%

CONSUMER DISCRETIONARY -- 13.6%
   99 Cents Only Stores*                                  7,100   $          73
   Aaron Rents                                            1,200              27
   Abercrombie & Fitch, Cl A                              2,269             183
   Advance Auto Parts                                     9,900             332
   Aeropostale*                                           1,500              29
   American Eagle Outfitters                             13,050             343
   American Greetings, Cl A                              19,200             507
   AnnTaylor Stores*                                      3,000              95
   Applebee's International*                              1,900              47
   Arbitron                                                 800              36
   ArvinMeritor                                          18,300             308
   Autoliv                                               17,900           1,070
   Autonation*                                           10,115             179
   Bally Technologies*                                    3,600             128
   Barnes & Noble                                         3,200             113
   Beazer Homes USA (B)                                   6,200              51
   Belo, Cl A                                            27,500             477
   Big Lots (B)*                                         24,680             736
   Black & Decker                                        11,000             916
   Blyth                                                  3,024              62
   Bob Evans Farms                                          800              24
   Bon-Ton Stores (B)                                     9,300             211
   Borders Group (B)                                     24,400             325
   BorgWarner                                             3,900             357
   Bright Horizons Family Solutions (B)*                    900              39
   Brown Shoe                                             2,132              41
   Brunswick                                             18,300             418
   Cabela's (B)*                                          2,400              57
   Cablevision Systems, Cl A*                             8,820             308
   Callaway Golf                                          2,200              35
   Career Education*                                      1,100              31
   Carmax*                                                4,400              89
   Carter's*                                              6,300             126
   Catalina Marketing*                                    1,300              42
   Cato, Cl A (B)                                        32,150             657

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   CBRL Group (B)                                        10,700   $         437
   CEC Entertainment*                                     1,200              32
   Champion Enterprises (B)*                              4,000              44
   Charming Shoppes*                                      5,300              45
   Cherokee (B)                                             900              35
   Childrens Place Retail Stores*                         3,000              73
   Chipotle Mexican Grill, Cl A (B)*                     13,000           1,536
   CKX (B)*                                               2,800              34
   Coach*                                                21,700           1,026
   Coinstar*                                              1,800              58
   Collective Brands*                                     2,900              64
   Columbia Sportswear                                    4,400             243
   Cooper Tire & Rubber                                  14,845             362
   Corinthian Colleges (B)*                              29,215             465
   CROCS (B)*                                            53,050           3,568
   Dana                                                  89,500              17
   Darden Restaurants                                     9,500             398
   Denny's*                                               7,750              31
   Dick's Sporting Goods (B)*                               800              54
   Discovery Holding, Cl A*                               1,700              49
   Dollar Tree Stores*                                    4,700             191
   Domino's Pizza                                         2,000              33
   Dover Motorsports                                     22,500             146
   DreamWorks Animation SKG, Cl A*                        6,875             230
   Dress Barn*                                            2,000              34
   Drew Industries*                                       1,300              53
   DSW, Cl A (B)*                                         1,300              33
   Eastman Kodak                                          3,700              99
   Entercom Communications                                7,600             147
   Ethan Allen Interiors (B)                                700              23
   Fisher Communications*                                   600              30
   Ford Motor                                               843               7
   Fossil*                                                1,300              49
   GameStop, Cl A*                                        2,206             124
   Gaylord Entertainment*                                 2,100             112
   Gemstar-TV Guide International*                        8,500              59
   Getty Images*                                          2,047              57
   Goodyear Tire & Rubber (B)*                           22,707             691
   Great Wolf Resorts (B)*                                2,400              30
   Group 1 Automotive                                     3,100             104
   GSI Commerce (B)*                                      2,700              72
   Guess? (B)                                            10,630             521
   Guitar Center (B)*                                       700              42
   Handleman (B)                                         13,300              41
   Harman International Industries                          677              59
   Hasbro                                                19,700             549
   Hearst-Argyle Television                               4,500             117
   Home Solutions of America*                             1,025               4
   Hooker Furniture                                       1,800              36
   IAC/InterActive*                                       6,425             191
   Iconix Brand Group (B)*                                1,600              38
   IHOP (B)                                               1,900             120
   Interactive Data                                         900              25


--------------------------------------------------------------------------------
96          SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   ITT Educational Services (B)*                          5,314   $         647
   J Crew Group*                                          6,300             261
   Jackson Hewitt Tax Service (B)                         6,977             195
   Jakks Pacific (B)*                                    16,800             449
   Jarden*                                               19,689             609
   Jones Apparel Group                                   21,722             459
   Journal Communications, Cl A                          27,300             259
   Lamar Advertising, Cl A (B)                            1,400              69
   Landry's Restaurants                                   2,200              58
   Leapfrog Enterprises*                                 36,938             305
   Lear*                                                 15,700             504
   Lee Enterprises                                        8,800             137
   Life Time Fitness (B)*                                15,200             932
   Limited Brands                                        25,700             588
   Live Nation*                                           3,100              66
   LKQ (B)*                                              36,200           1,260
   Lodgenet Entertainment*                                  800              20
   Lodgian*                                               2,300              27
   Lululemon Athletica (B)*                               3,200             135
   Martha Stewart Living Omnimedia,
     Cl A (B)                                            44,200             515
   Marvel Entertainment (B)*                              8,500             199
   Matthews International, Cl A                           3,400             149
   McClatchy, Cl A (B)                                    3,900              78
   Mediacom Communications, Cl A*                         9,900              70
   Men's Wearhouse                                       19,785           1,000
   Meredith                                               1,700              97
   Mestek*                                                2,100              29
   Modine Manufacturing (B)                              13,800             367
   Morgans Hotel Group*                                  28,600             622
   Morningstar (B)*                                       4,100             252
   Movado Group                                           1,100              35
   National CineMedia                                     1,600              36
   NetFlix (B)*                                           1,900              39
   New Oriental Education & Technology
     Group ADR*                                           4,400             293
   Nutri/System (B)*                                     11,600             544
   NVR (B)*                                                 700             329
   O'Reilly Automotive*                                   1,600              53
   Orient-Express Hotels, Cl A (B)                       17,000             872
   Oxford Industries                                        800              29
   Pacific Sunwear of California*                         2,400              36
   Panera Bread, Cl A (B)*                                  600              25
   Papa John's International*                             1,400              34
   Penn National Gaming*                                  3,700             218
   Penske Auto Group                                        600              12
   PEP Boys - Manny Moe & Jack                            4,400              62
   PetSmart                                              22,000             702
   PF Chang's China Bistro (B)*                           1,500              44
   Phillips-Van Heusen (B)                               17,875             938
   Pier 1 Imports (B)*                                   42,200             200
   Pinnacle Entertainment*                               25,961             707
   Polaris Industries (B)                                 8,700             380

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Polo Ralph Lauren                                      4,400   $         342
   Pre-Paid Legal Services (B)*                             800              44
   priceline.com (B)*                                    13,075           1,160
   Quiksilver (B)*                                      212,100           3,033
   R.H. Donnelley*                                        3,657             205
   RadioShack                                             1,900              39
   Rare Hospitality International*                          700              27
   Raser Technologies (B)*                                6,400              83
   Regal Entertainment Group, Cl A (B)                   17,645             387
   Rent-A-Center*                                        14,986             272
   Ross Stores                                              900              23
   Ruby Tuesday                                          36,200             664
   Ryland Group (B)                                       7,800             167
   Saks                                                  19,240             330
   Sally Beauty Holdings*                                30,625             259
   Sauer-Danfoss                                          3,611              96
   Scholastic (B)*                                       16,500             575
   Scientific Games, Cl A (B)*                           15,700             590
   Sealy                                                  2,800              39
   Service International                                  3,400              44
   Sirius Satellite Radio*                                7,866              27
   Skechers U.S.A., Cl A*                                 2,500              55
   Smith & Wesson Holding*                                  575              11
   Snap-On                                                6,615             328
   Sonic*                                                 2,100              49
   Sonic Automotive, Cl A                                14,200             340
   Sotheby's Holdings (B)                                 9,850             471
   Speedway Motorsports                                   1,300              48
   Stage Stores                                           3,900              71
   Station Casinos                                        2,400             210
   Stewart Enterprises, Cl A                              6,300              48
   Strayer Education                                        600             101
   Sun-Times Media Group, Cl A                            2,425               6
   Talbots (B)                                           29,635             533
   Tempur-Pedic International (B)                         2,300              82
   Texas Roadhouse, Cl A (B)*                             3,900              46
   Thor Industries (B)                                      600              27
   Tiffany                                               12,400             649
   Tractor Supply (B)*                                      400              18
   TravelCenters of America LLC (B)*                      1,420              46
   Triarc, Cl B                                           2,500              31
   TRW Automotive Holdings*                              19,323             612
   Tupperware Brands                                      1,400              44
   Tween Brands*                                          1,400              46
   Under Armour, Cl A (B)*                               22,855           1,367
   Universal Electronics*                                11,130             362
   Urban Outfitters*                                     50,700           1,105
   Vail Resorts (B)*                                      1,400              87
   Virgin Media                                             210               5
   Visteon*                                              16,950              87
   Volcom (B)*                                           12,700             540
   Warnaco Group*                                         1,210              47
   Warner Music Group (B)                                41,900             423


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          97

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------

   Weight Watchers International                          4,933   $         284
   Whirlpool                                              8,500             757
   Williams-Sonoma (B)                                    4,900             160
   WMS Industries*                                       10,450             346
   Wynn Resorts (B)                                       5,800             914
   XM Satellite Radio Holdings, Cl A*                     9,130             129
   Zale*                                                  1,000              23
   Zumiez (B)*                                           19,400             861
                                                                  --------------
                                                                         56,831
                                                                  --------------
CONSUMER STAPLES -- 3.2%
   American Italian Pasta, Cl A (B)                       6,300              52
   American Oriental
     Bioengineering (B)*                                 25,100             280
   Andersons                                              1,354              65
   Avon Products                                          4,502             169
   Bare Escentuals (B)*                                  14,600             363
   BJ's Wholesale Club (B)*                              40,300           1,336
   Boston Beer, Cl A (B)*                                   800              39
   Bunge                                                    573              62
   Casey's General Stores                                   900              25
   Central Garden and Pet, Cl A*                          2,241              20
   Chattem (B)*                                           7,865             555
   Church & Dwight                                        4,600             216
   Corn Products International                            3,114             143
   Dean Foods                                             1,400              36
   Diamond Foods                                          1,900              39
   Elizabeth Arden*                                       8,362             225
   Flowers Foods                                          1,650              36
   Hain Celestial Group (B)*                             19,400             623
   Imperial Sugar                                           179               5
   Lance                                                  1,600              37
   Longs Drug Stores                                        700              35
   McCormick                                             15,200             547
   Molson Coors Brewing, Cl B                            21,718           2,165
   Nash Finch (B)                                        11,300             450
   NBTY*                                                  1,200              49
   Pathmark Stores*                                       3,100              40
   Pepsi Bottling Group                                  25,100             933
   PepsiAmericas                                         30,100             976
   Pilgrim's Pride                                       23,550             818
   Playtex Products*                                      3,500              64
   Prestige Brands Holdings*                              4,600              50
   Pricesmart                                             1,600              38
   Ralcorp Holdings*                                      1,100              61
   Revlon, Cl A*                                         26,875              31
   Rite Aid (B)*                                          6,700              31
   Ruddick                                               18,400             617
   Sanderson Farms                                        1,200              50
   Seaboard                                                  89             174
   Supervalu                                             20,900             815
   TreeHouse Foods*                                       1,400              38

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Tyson Foods, Cl A                                      2,400   $          43
   United Natural Foods (B)*                              7,000             191
   Universal (B)                                          6,830             334
   Village Super Market, Cl A (B)                         3,400             177
   WD-40                                                    900              31
   Weis Markets                                             500              21
   Whole Foods Market (B)                                 1,500              73
                                                                  --------------
                                                                         13,178
                                                                  --------------
ENERGY -- 6.0%
   Alon USA Energy                                        5,610             189
   Arch Coal (B)                                          1,971              66
   Arena Resources*                                         325              21
   ATP Oil & Gas (B)*                                     8,900             419
   Atwood Oceanics (B)*                                     600              46
   Basic Energy Services*                                    25               1
   Berry Petroleum, Cl A                                  3,400             135
   Bill Barrett (B)*                                      1,000              39
   Bristow Group (B)*                                     1,800              79
   Cal Dive International (B)*                           30,900             463
   Cameron International*                                13,325           1,230
   CARBO Ceramics (B)                                     1,100              56
   Carrizo Oil & Gas*                                       150               7
   Cheniere Energy (B)*                                   1,700              67
   Compagnie Generale de
     Geophysique-Veritas ADR (B)*                        18,200           1,185
   Consol Energy                                          1,727              80
   Continental Resources*                                 3,700              67
   Core Laboratories*                                     5,115             652
   Crosstex Energy                                        3,185             121
   Delek US Holdings (B)                                  1,800              45
   Delta Petroleum (B)*                                   2,000              36
   Denbury Resources*                                     1,000              45
   Dresser-Rand Group*                                   29,275           1,250
   Dril-Quip*                                            16,005             790
   Encore Acquisition*                                    1,400              44
   ENGlobal*                                              1,290              15
   EOG Resources                                            800              58
   EXCO Resources*                                        2,200              36
   Exterran Holdings (B)*                                 6,801             546
   FMC Technologies (B)*                                 24,340           1,403
   Forest Oil*                                            2,359             102
   Foundation Coal Holdings (B)                          12,850             504
   General Maritime (B)                                   2,500              70
   Global Industries*                                    31,900             822
   Golar (B)                                              2,900              65
   Grant Prideco (B)*                                    39,000           2,126
   Gulf Island Fabrication (B)                            1,200              46
   Gulfmark Offshore*                                     1,000              49
   Harvest Natural Resources (B)*                         2,600              31
   Helix Energy Solutions Group (B)*                     19,900             845
   Helmerich & Payne                                      1,300              43


--------------------------------------------------------------------------------
98          SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Hercules Offshore*                                     1,900   $          50
   Hess                                                  25,800           1,716
   Holly                                                  7,725             462
   Hugoton Royalty Trust                                  3,150              74
   ION Geophysical (B)*                                  48,800             675
   Lufkin Industries                                      1,100              61
   Mariner Energy*                                        3,274              68
   Massey Energy                                          2,469              54
   McMoRan Exploration*                                   1,710              23
   NATCO Group, Cl A*                                       174               9
   National Oilwell Varco (B)*                            2,100             303
   Newfield Exploration*                                  7,200             347
   Occidental Petroleum                                   2,856             183
   Oceaneering International*                             4,975             377
   Oil States International*                              1,300              63
   Parker Drilling*                                       2,500              20
   Patterson-UTI Energy                                  41,100             928
   Peabody Energy                                         2,400             115
   PetroHawk Energy (B)*                                 25,500             419
   Petroleum Development (B)*                             2,550             113
   Plains Exploration & Production (B)*                   2,725             120
   Range Resources (B)                                    4,100             167
   Rentech*                                              24,848              54
   Rosetta Resources*                                     3,100              57
   RPC                                                    3,375              48
   Southwestern Energy*                                   8,500             356
   Stone Energy*                                          2,400              96
   Sunoco                                                11,600             821
   Superior Energy Services*                              1,100              39
   Swift Energy*                                         16,400             671
   Tesoro                                                34,754           1,599
   Tetra Technologies*                                    4,650              98
   Transmontaigne Partners LP                               500              16
   Ultra Petroleum*                                         900              56
   Unit*                                                  6,825             330
   US BioEnergy (B)*                                     12,100              93
   Vaalco Energy*                                         1,800               8
   VeraSun Energy (B)*                                    3,300              36
   Verenium (B)*                                         10,400              55
   W&T Offshore                                           1,850              45
   W-H Energy Services*                                     900              66
   Western Refining                                         350              14
   Whiting Petroleum*                                     1,000              44
   Willbros Group (B)*                                    1,900              65
   Williams                                               2,485              85
                                                                  --------------
                                                                         24,993
                                                                  --------------
FINANCIALS -- 15.9%
   1st Source                                               440              10
   A.G. Edwards                                           2,900             243
   Abington Bancorp                                       3,900              38
   Acadia Realty Trust+                                   1,200              33

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Advance America Cash Advance
     Centers                                              2,900   $          31
   Affiliated Managers Group (B)*                        29,590           3,773
   Agree Realty+                                          1,700              53
   Alexander's+*                                            100              39
   Alexandria Real Estate Equities+                       6,400             616
   Alfa                                                   1,200              22
   AllianceBernstein Holding LP                             332              29
   Allied Capital (B)                                       800              24
   AMB Property+                                          3,900             233
   AmCOMP*                                               51,900             490
   American Capital Strategies (B)                          800              34
   American Financial Group (B)                          33,300             950
   American Financial Realty Trust+                       6,700              54
   American Home Mortgage
     Investment+                                          7,208               3
   American National Insurance (B)                          500              66
   AmeriCredit*                                          25,300             445
   Amtrust Financial Services                             2,200              33
   Annaly Capital Management+ (B)                        27,255             434
   AON                                                    8,850             397
   Apartment Investment &
     Management, Cl A+                                      300              14
   Ares Capital                                           4,700              76
   Ashford Hospitality Trust+                            47,300             475
   Aspen Insurance Holdings                              11,500             321
   Astoria Financial (B)                                 24,300             645
   AvalonBay Communities+                                 2,700             319
   BancFirst                                                700              31
   Bancorpsouth (B)                                      23,200             564
   Bank Mutual                                            1,700              20
   Bank of Hawaii                                         6,300             333
   Bear Stearns                                           1,000             123
   BioMed Realty Trust+                                   1,400              34
   BlackRock                                              1,071             186
   Blackstone Group LP*                                  47,300           1,186
   Boston Private Financial Holdings (B)                  1,100              31
   BRE Properties, Cl A+                                    400              22
   Capital Lease Funding+                                 2,500              26
   Capital One Financial                                  1,210              80
   Capital Trust, Cl A+ (B)                                 500              18
   Capitol Federal Financial                                300              10
   CB Richard Ellis Group, Cl A*                         15,830             441
   Central Pacific Financial                              2,300              67
   Charter Financial (B)                                  1,100              59
   CIT Group                                             19,400             780
   Citizens Republic Bancorp                              7,200             116
   City Bank                                              1,432              41
   City National                                            500              35
   Clifton Savings Bancorp (B)                            9,700             115
   CME Group                                                479             281
   CNA Surety*                                            3,000              53


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007          99

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Colonial BancGroup                                    57,470   $       1,243
   Commerce Bancorp (B)                                     700              27
   Commerce Bancshares (B)                                1,983              91
   Community Bank System (B)                             14,000             273
   Community Banks                                          735              22
   CompuCredit*                                           3,625              79
   Corporate Office Properties Trust+ (B)                 8,900             371
   Cousins Properties+ (B)                                4,100             120
   Crawford, Cl B                                        16,500             105
   Cullen/Frost Bankers                                  15,100             757
   CVB Financial                                          3,100              36
   Delphi Financial Group, Cl A                             600              24
   DiamondRock Hospitality+                               1,600              28
   Discover Financial Services*                           5,650             118
   Dollar Financial*                                        200               6
   Downey Financial (B)                                     500              29
   Duke Realty+                                             900              30
   E*Trade Financial*                                    98,500           1,286
   East West Bancorp                                     11,900             428
   Eaton Vance                                           17,129             684
   EMC Insurance Group                                    3,120              81
   Employers Holdings                                     5,600             115
   Endurance Specialty Holdings                          10,698             445
   Entertainment Properties Trust+                          800              41
   Equity Lifestyle Properties+                             700              36
   Everest Re Group                                       8,700             959
   Extra Space Storage+ (B)                              10,200             157
   FCStone Group (B)*                                     1,500              48
   Federal Agricultural Mortgage,
     Cl C (B)                                            17,000             499
   Federal Realty Investment Trust+                         300              27
   Federated Investors, Cl B                             20,100             798
   Financial Federal (B)                                  1,000              28
   Financial Institutions                                 2,200              40
   First American                                        25,300             926
   First Bancorp Puerto Rico (B)                          6,300              60
   First Busey (B)                                          900              20
   First Cash Financial Services (B)*                    40,700             953
   First Commonwealth Financial (B)                      10,000             111
   First Community Bancorp                                  600              33
   First Financial Bankshares (B)                         1,500              60
   First Industrial Realty Trust+                           109               4
   First Marblehead (B)                                   1,950              74
   First Mercury Financial*                              12,282             264
   First Midwest Bancorp                                 12,300             420
   First Niagara Financial Group                         61,700             873
   FirstMerit                                             3,300              65
   Flagstar Bancorp (B)                                   8,600              84
   Flagstone Reinsurance Holdings                         4,400              58
   FNB (Pennsylvania) (B)                                 9,600             159
   FNB (Virginia) (B)                                       400              12
   Forest City Enterprises, Cl A                          6,280             346

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Fortress Investment Group LLC (B)                     35,700   $         761
   Franklin Street Properties+ (B)                        6,900             119
   Friedman Billings Ramsey Group,
     Cl A+                                               20,100              93
   Frontier Financial (B)                                10,500             245
   Fulton Financial                                       9,450             136
   Getty Realty+ (B)                                      4,400             120
   GFI Group*                                             2,200             189
   Glacier Bancorp                                        1,350              30
   Glimcher Realty Trust+ (B)                             7,200             169
   Gramercy Capital+ (B)                                  2,200              55
   Greenhill (B)                                         11,000             672
   Greenlight Capital Re (B)*                             3,100              63
   Hancock Holding                                          500              20
   Hanover Insurance Group (B)                           19,900             879
   Harleysville Group                                     3,500             112
   Healthcare Realty Trust+                               3,100              83
   Hersha Hospitality Trust+                              2,900              29
   Highwoods Properties+                                    600              22
   Hilltop Holdings+*                                     3,600              42
   Home Bancshares (B)                                   15,100             329
   Home Properties+                                       1,200              63
   Horace Mann Educators                                  3,500              69
   Hospitality Properties Trust+                         23,100             939
   Host Hotels & Resorts+                                28,400             637
   HRPT Properties Trust+ (B)                            64,000             633
   Hudson City Bancorp                                    5,600              86
   Huntington Bancshares (B)                             34,000             577
   Inland Real Estate+ (B)                                7,000             108
   IntercontinentalExchange*                              3,910             594
   International Securities Exchange
     Holdings                                               700              47
   Investment Technology Group*                           1,300              56
   Investors Real Estate Trust+ (B)                       3,100              33
   iStar Financial+                                       5,900             201
   Janus Capital Group                                    1,800              51
   Jefferies Group (B)                                   34,200             952
   Jones Lang LaSalle                                     2,300             236
   KBW (B)*                                              15,200             437
   Kilroy Realty+                                           400              24
   KKR Financial Holdings (B)                            17,500             295
   Knight Capital Group, Cl A*                            2,300              28
   LandAmerica Financial Group (B)                       13,800             538
   LaSalle Hotel Properties+                              7,500             316
   Lazard, Cl A (B)                                       7,750             329
   Legg Mason                                               358              30
   Leucadia National                                      1,875              90
   Lexington Realty Trust+ (B)                            3,800              76
   Luminent Mortgage Capital+ (B)                        52,700              88
   Macerich+                                                400              35
   Maguire Properties+                                    1,750              45
   Markel*                                                  500             242


--------------------------------------------------------------------------------
100         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   MarketAxess Holdings (B)*                              2,700   $          41
   Marsh & McLennan                                      14,568             371
   Marshall & Ilsley                                      2,145              94
   Max Capital                                            2,000              56
   MCG Capital (B)                                       56,200             809
   Merrill Lynch                                            513              37
   Meruelo Maddux Properties (B)*                        84,000             496
   MFA Mortgage Investments+                              4,000              32
   MGIC Investment (B)                                    9,115             295
   Midland                                                1,000              55
   Mid-America Apartment
     Communities+ (B)                                     1,300              65
   Move (B)*                                            143,255             395
   MVC Capital (B)                                       31,900             591
   Nara Bancorp (B)                                         900              14
   NASDAQ Stock Market (B)*                              24,500             923
   National City                                          2,791              70
   National Financial Partners (B)                        6,207             329
   National Health Investors+                             1,300              40
   National Health Realty+                                1,600              37
   National Penn Bancshares                               5,400              88
   National Retail Properties+ (B)                       17,700             432
   National Western Life Insurance, Cl A                    100              26
   Nationwide Financial Services,
     Cl A (B)                                            24,342           1,310
   Nationwide Health Properties+                            400              12
   Navigators Group*                                      4,838             262
   NBT Bancorp (B)                                        3,100              67
   Nelnet, Cl A                                           2,025              37
   New York Community Bancorp                             6,048             115
   Newcastle Investment+ (B)                              6,700             118
   NexCen Brands*                                         2,575              17
   NorthStar Realty Finance+                             10,300             102
   Northwest Bancorp (B)                                  1,100              31
   Novastar Financial                                    22,400             199
   Nuveen Investments, Cl A                               2,500             155
   NYSE Euronext                                          1,150              91
   Old National Bancorp (B)                              24,900             413
   Old Republic International                            31,875             597
   Omega Healthcare Investors+                            7,100             110
   One Liberty Properties+ (B)                            1,500              29
   optionsXpress Holdings (B)                             3,800              99
   Pacific Capital Bancorp                                  796              21
   Park National (B)                                      1,200             105
   Parkway Properties+                                      600              26
   PartnerRe                                                700              55
   PennantPark Investment                                27,400             367
   People's United Financial (B)                         41,965             725
   Phoenix                                                3,700              52
   Pico Holdings*                                           800              33
   Piper Jaffray*                                        14,500             777
   Platinum Underwriters Holdings                        11,600             417
   PMI Group                                             11,000             360

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   PNC Financial Services Group                             292   $          20
   Popular (B)                                           23,100             284
   Portfolio Recovery Associates (B)                     14,200             754
   Post Properties+                                         600              23
   Potlatch                                                 900              41
   ProAssurance (B)*                                      3,700             199
   PS Business Parks+                                     1,400              80
   Public Storage+                                        2,434             191
   Radian Group (B)                                      16,300             379
   RAIT Financial Trust+ (B)                             26,600             219
   Ramco-Gershenson Properties+                           1,000              31
   Rayonier+ (B)                                          2,850             137
   Realty Income+ (B)                                     7,400             207
   Redwood Trust+                                         1,100              37
   Reinsurance Group of America                           5,325             302
   Republic Property Trust+ (B)                           2,800              41
   S&T Bancorp (B)                                          900              29
   Safeco                                                15,000             918
   Saul Centers+ (B)                                      1,300              67
   SL Green Realty+                                       2,600             304
   Sovran Self Storage+                                     800              37
   St. Joe                                               13,051             439
   Stancorp Financial Group                               8,800             436
   State Auto Financial                                   1,400              41
   State Street                                           3,895             265
   Sterling Bancshares                                   34,850             398
   Sterling Financial, Washington Shares                 17,402             468
   Stewart Information Services                           2,900              99
   Strategic Hotels & Resorts+                            3,500              72
   Sun Communities+ (B)                                   3,900             117
   Sunstone Hotel Investors+                             23,200             595
   Susquehanna Bancshares                                 3,700              74
   SVB Financial Group*                                   1,300              62
   T. Rowe Price Group                                    1,091              61
   Tanger Factory Outlet Centers+                           900              37
   TCF Financial (B)                                     35,300             924
   TD Ameritrade Holding*                                10,579             193
   Tejon Ranch*                                           2,100              87
   Thomas Weisel Partners Group*                         19,100             277
   Toronto-Dominion Bank                                  1,493             114
   TradeStation Group*                                   22,600             264
   Transatlantic Holdings                                   593              42
   Trico Bancshares                                         547              12
   Trustco Bank (B)                                       5,600              61
   Trustmark (B)                                          1,400              39
   U-Store-It Trust+ (B)                                 11,000             145
   UDR+ (B)                                                 700              17
   UnionBanCal                                           14,300             835
   United Bankshares (B)                                 13,100             399
   Unitrin                                                7,600             377
   Universal American Financial*                          3,400              78
   Universal Health Realty Income
     Trust+                                                 300              11


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         101

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   UnumProvident                                         45,296   $       1,108
   Valley National Bancorp (B)                            4,851             108
   Ventas+                                                1,400              58
   Waddell & Reed Financial, Cl A                         1,000              27
   Washington Federal                                     1,800              47
   Washington Mutual                                      2,762              98
   Washington Real Estate Investment
     Trust+ (B)                                           1,600              53
   Webster Financial (B)                                  3,200             135
   Westamerica Bancorporation                               157               8
   Western Alliance Bancorp*                              3,200              75
   Westfield Financial (B)                                2,625              26
   Whitney Holding (B)                                   26,500             699
   Wilmington Trust                                       1,900              74
   Wintrust Financial (B)                                 6,146             262
   Zions Bancorporation                                     250              17
                                                                  --------------
                                                                         66,260
                                                                  --------------
HEALTH CARE -- 11.8%
   Abaxis*                                                2,200              49
   Abraxis BioScience (B)*                               53,912           1,231
   Acadia Pharmaceuticals*                               15,600             235
   Accelrys (B)*                                         46,500             319
   Adams Respiratory Therapeutics*                        1,930              74
   Advanced Medical Optics (B)*                          24,200             740
   Affymetrix (B)*                                       59,800           1,517
   Air Methods*                                           1,783              82
   Albany Molecular Research*                             3,100              47
   Alexion Pharmaceuticals (B)*                           1,400              91
   Align Technology (B)*                                  7,865             199
   Alkermes*                                             69,700           1,282
   Allscripts Healthcare Solutions (B)*                   1,700              46
   Alpharma, Cl A                                           908              19
   Amedisys*                                             10,870             418
   American Medical Systems
     Holdings (B)*                                        6,000             102
   AMERIGROUP*                                            1,620              56
   Amylin Pharmaceuticals (B)*                            2,400             120
   Analogic                                               1,174              75
   Angiotech Pharmaceuticals*                            27,900             175
   Applera -- Applied Biosystems
     Group                                                3,700             128
   Applera -- Celera Group (B)*                          31,100             437
   Apria Healthcare Group (B)*                           32,630             849
   Arena Pharmaceuticals (B)*                             3,300              36
   Arrow International                                    1,900              86
   Axcan Pharma (B)*                                     39,708             825
   Barr Pharmaceuticals*                                 17,400             990
   Bausch & Lomb                                         15,196             973
   Beckman Coulter                                          500              37
   Bio-Rad Laboratories, Cl A*                              900              81
   BioMarin Pharmaceuticals (B)*                         24,700             615

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Bruker BioSciences*                                    4,400   $          39
   Cambrex                                               32,900             358
   Cell Genesys (B)*                                     77,400             296
   Centene*                                                 700              15
   Cephalon (B)*                                         35,096           2,564
   Cerner (B)*                                              400              24
   Chemed                                                19,699           1,224
   Community Health Systems (B)*                         25,500             802
   Computer Programs & Systems                              720              19
   Conmed*                                                1,300              36
   Cooper (B)                                            27,835           1,459
   Corvel*                                                  618              14
   Covance*                                                 850              66
   Coventry Health Care*                                  9,100             566
   Cubist Pharmaceuticals (B)*                           71,400           1,509
   CV Therapeutics (B)*                                  66,100             594
   Cytyc*                                                 1,500              71
   Dade Behring Holdings                                    500              38
   Datascope                                             11,200             379
   DaVita*                                                8,900             562
   Dentsply International                                 5,600             233
   Dionex*                                                  500              40
   Discovery Laboratories (B)*                           26,400              71
   DJO*                                                   6,850             336
   Eclipsys*                                              3,296              77
   Edwards Lifesciences (B)*                              4,000             197
   Emeritus*                                              2,700              73
   Encysive Pharmaceuticals*                             14,825              22
   Endo Pharmaceuticals Holdings*                        15,340             476
   Enzon Pharmaceuticals (B)*                             2,600              23
   eResearch Technology (B)*                             48,998             558
   ev3 (B)*                                               2,795              46
   Exelixis*                                              4,800              51
   Express Scripts*                                       9,050             505
   Foxhollow Technologies (B)*                            1,600              42
   Gen-Probe*                                               700              47
   Genitope (B)*                                          8,400              38
   Genzyme*                                               3,952             245
   Geron (B)*                                            25,400             186
   Haemonetics*                                             700              35
   Health Net (B)*                                        8,900             481
   Healthsouth (B)*                                       3,300              58
   Healthspring*                                          2,900              57
   Healthways (B)*                                        3,500             189
   Henry Schein*                                            300              18
   Hi-Tech Pharmacal (B)*                                 3,000              36
   Hillenbrand Industries                                   600              33
   HLTH (B)*                                             10,770             153
   Hologic (B)*                                          14,005             854
   Human Genome Sciences*                                10,100             104
   Humana*                                                  300              21
   Idexx Laboratories (B)*                                4,215             462


--------------------------------------------------------------------------------
102         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Illumina (B)*                                         13,000   $         674
   Immucor (B)*                                           1,950              70
   IMS Health                                             7,490             229
   Indevus Pharmaceuticals*                               5,975              41
   Integra LifeSciences Holdings*                           600              29
   Intuitive Surgical*                                      975             224
   Invacare                                               1,500              35
   inVentiv Health*                                       1,000              44
   Inverness Medical Innovations*                        11,452             634
   Invitrogen*                                           15,205           1,243
   Isis Pharmaceuticals (B)*                              3,900              58
   Kendle International*                                  9,705             403
   Kindred Healthcare*                                    3,127              56
   King Pharmaceuticals*                                 22,600             265
   KV Pharmaceutical, Cl A (B)*                           1,900              54
   Lifecell (B)*                                         20,100             755
   LifePoint Hospitals*                                     800              24
   Ligand Pharmaceuticals, Cl B (B)                       5,600              30
   Lincare Holdings (B)*                                 14,000             513
   Magellan Health Services*                             16,200             657
   MannKind (B)*                                          3,700              36
   Manor Care                                             9,800             631
   Martek Biosciences*                                   11,300             328
   Medarex (B)*                                         163,700           2,318
   Medicis Pharmaceutical, Cl A (B)                      21,500             656
   Merit Medical Systems*                                 2,500              32
   Metabolix (B)*                                        24,600             597
   MGI Pharma*                                            2,400              67
   Millennium Pharmaceuticals (B)*                        3,700              38
   Millipore (B)*                                           400              30
   Myriad Genetics (B)*                                  29,370           1,532
   Nektar Therapeutics (B)*                               3,900              34
   Neurocrine Biosciences (B)*                           13,800             138
   NuVasive*                                              1,600              57
   Odyssey HealthCare*                                      889               9
   Omnicare (B)                                           4,000             133
   Omnicell*                                              1,531              44
   Onyx Pharmaceuticals (B)*                              2,700             117
   Orthofix International*                                  635              31
   OSI Pharmaceuticals (B)*                               1,918              65
   Owens & Minor                                          9,710             370
   Par Pharmaceutical*                                    3,570              66
   Parexel International (B)*                             4,400             182
   Patterson*                                             1,200              46
   PDL BioPharma*                                        10,400             225
   Pediatrix Medical Group (B)*                           5,475             358
   PerkinElmer                                            2,800              82
   Perrigo                                                3,400              73
   Pharmaceutical Product
     Development (B)                                      2,700              96
   Pharmacopeia Drug Discovery (B)*                      29,750             170
   PharMerica (B)*                                       18,075             270
   Pharmion*                                              1,700              78

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Phase Forward*                                         3,300   $          66
   PolyMedica (B)                                         1,300              68
   Protalix BioTherapeutics (B)*                          2,600              90
   PSS World Medical*                                    21,000             402
   Psychiatric Solutions (B)*                            16,705             656
   Qiagen (B)*                                            9,779             190
   Regeneron Pharmaceuticals*                            26,900             479
   Renovis*                                              10,300              40
   Resmed*                                                4,740             203
   Respironics*                                             218              10
   Sciele Pharma (B)*                                     1,800              47
   Sepracor*                                              9,300             256
   Sirona Dental Systems*                                 4,075             145
   Stereotaxis (B)*                                       1,900              26
   STERIS                                                 2,400              66
   SurModics (B)*                                         1,100              54
   Thermo Fisher Scientific (B)*                          3,600             208
   Thoratec (B)*                                          2,000              41
   Trizetto Group*                                        2,800              49
   United Therapeutics (B)*                              15,700           1,045
   Universal Health Services, Cl B                          689              37
   Varian*                                                  700              45
   Varian Medical Systems (B)*                            1,000              42
   VCA Antech*                                              800              33
   Ventana Medical Systems*                               1,500             129
   Vertex Pharmaceuticals (B)*                            1,400              54
   Vital Signs                                            1,000              52
   Vnus Medical Technologies (B)*                         4,400              70
   Volcano*                                              17,315             285
   Waters*                                                1,500             100
   Watson Pharmaceuticals*                               27,800             901
   Wright Medical Group*                                  2,900              78
   Zoll Medical*                                          1,800              47
                                                                  --------------
                                                                         49,297
                                                                  --------------
INDUSTRIALS -- 14.6%
   AAON                                                   1,500              30
   ABX Air*                                               4,644              33
   ACCO Brands*                                          13,080             294
   Actuant, Cl A (B)                                      3,501             227
   Advisory Board*                                        1,900             111
   AGCO*                                                 13,877             705
   Airtran Holdings (B)*                                  5,600              55
   Alaska Air Group (B)*                                 31,412             725
   Albany International, Cl A (B)                        19,359             726
   Alexander & Baldwin                                    1,914              96
   Allegiant Travel*                                      1,100              33
   Alliant Techsystems*                                     563              62
   Allied Waste Industries*                               2,300              29
   Altra Holdings*                                       13,800             230
   Amerco*                                                  316              20
   American Commercial Lines*                             2,637              63


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         103

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   American Ecology                                      31,000   $         657
   American Superconductor (B)*                           2,800              57
   Ameron International                                     400              42
   Ametek                                                   750              32
   Ampco-Pittsburgh                                       8,000             315
   AMR*                                                   1,800              40
   Angelica                                               1,400              28
   AO Smith                                              12,441             546
   Applied Industrial Technologies                        1,050              32
   Arkansas Best (B)                                      9,500             310
   ASV*                                                     472               7
   Atlas Air Worldwide Holdings*                            800              41
   Badger Meter                                             125               4
   Baldor Electric                                        2,100              84
   Barnes Group                                          11,565             369
   Basin Water (B)*                                       4,800              57
   BE Aerospace (B)*                                     21,045             874
   Blount International*                                  2,075              24
   Bowne                                                 20,900             348
   Brady, Cl A                                            1,600              57
   Briggs & Stratton (B)                                 18,150             457
   Brink's                                               23,300           1,302
   Bucyrus International, Cl A                            7,265             530
   Cenveo*                                                7,075             153
   Ceradyne*                                                600              45
   Chicago Bridge & Iron                                 39,395           1,696
   ChoicePoint*                                           1,235              47
   Clarcor                                                1,600              55
   Clean Harbors*                                           126               6
   CNH Global                                             3,060             186
   Columbus McKinnon*                                     2,549              63
   Compx International                                    7,900             155
   Con-way                                                3,903             180
   Continental Airlines, Cl B (B)*                        1,200              40
   Copart*                                                6,700             230
   Corporate Executive Board                                500              37
   Corrections of America*                               12,710             333
   Crane                                                 17,100             820
   Cummins                                               12,500           1,599
   Curtiss-Wright                                         1,200              57
   Danaos                                                 7,900             285
   Deluxe                                                21,700             799
   Dollar Thrifty Automotive Group (B)*                   1,200              42
   Donaldson                                             10,700             447
   Dun & Bradstreet                                       6,549             646
   Dynamic Materials (B)                                 27,500           1,317
   Eagle Bulk Shipping (B)                                5,900             152
   EDO                                                    2,885             162
   EMCOR Group*                                           5,264             165
   Energy Conversion Devices (B)*                         1,400              32
   EnPro Industries*                                        800              32
   Equifax                                               11,958             456
   ESCO Technologies (B)*                                13,410             446

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Evergreen Solar (B)*                                   3,700   $          33
   Fastenal (B)                                           1,200              54
   Federal Signal                                         2,500              38
   First Solar*                                           3,245             382
   Flow International (B)*                               70,200             619
   Flowserve (B)                                          3,000             229
   Fluor                                                    502              72
   Forward Air                                            1,200              36
   Freightcar America                                     1,411              54
   FTI Consulting*                                        1,000              50
   G&K Services                                             900              36
   GATX (B)                                               3,600             154
   GenCorp*                                               9,825             117
   General Cable*                                        12,714             853
   General Electric                                         150               6
   Geo Group*                                             3,263              97
   Global Cash Access*                                    3,200              34
   Goodrich                                              20,932           1,428
   Gorman-Rupp                                            1,000              33
   Graco                                                    500              20
   GrafTech International*                                4,600              82
   Granite Construction                                   1,500              80
   H&E Equipment Services*                                2,375              43
   Harsco                                                 3,600             213
   Heartland Express (B)                                  1,800              26
   Herman Miller                                          5,600             152
   Hertz Global Holdings*                                23,600             536
   Hexcel*                                                1,800              41
   Honeywell International                                1,614              96
   HUB Group, Cl A*                                      15,210             457
   Hubbell, Cl B                                         14,400             823
   Huron Consulting Group*                                7,590             551
   IDEX                                                  11,245             409
   Insituform Technologies, Cl A (B)*                     1,500              23
   Interline Brands*                                      2,500              57
   Ionatron*                                                655               2
   Jacobs Engineering Group*                              5,024             380
   JB Hunt Transport Services                            18,600             489
   JetBlue Airways (B)*                                   2,600              24
   Joy Global                                            22,000           1,119
   Kaman                                                  2,082              72
   Kansas City Southern*                                 17,000             547
   Kaydon                                                   700              36
   KBR*                                                  14,300             554
   Kelly Services, Cl A (B)                              16,300             323
   Kirby*                                                 2,404             106
   Knoll (B)                                             36,500             648
   Ladish*                                                1,917             106
   Laidlaw International                                  8,700             306
   Landstar System                                        7,300             306
   Lennox International                                  15,200             514
   Lincoln Electric Holdings                              1,980             154
   MAIR Holdings*                                         5,300              31


--------------------------------------------------------------------------------
104         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Manitowoc                                             28,930   $       1,281
   Manpower                                                 700              45
   McDermott International*                               6,659             360
   Middleby*                                              9,800             632
   Milacron (B)*                                          6,736              48
   Mine Safety Appliances (B)                             1,600              75
   Mobile Mini*                                           1,400              34
   Monster Worldwide*                                    18,300             623
   Moog, Cl A (B)*                                        2,300             101
   MSC Industrial Direct, Cl A                            1,200              61
   MTC Technologies*                                      1,300              25
   Mueller Industries (B)                                24,300             878
   Mueller Water Products, Cl B                           3,205              35
   Navistar International*                                8,400             518
   NCI Building Systems*                                  2,900             125
   Nordson                                                1,000              50
   Old Dominion Freight Line*                             1,050              25
   Orbital Sciences*                                     32,900             732
   Oshkosh Truck                                          3,400             211
   Pacer International                                    1,700              32
   Pall                                                  39,265           1,527
   PAM Transportation Services (B)*                       1,500              27
   PHH*                                                  14,400             378
   Quanta Services (B)*                                  30,311             802
   RBC Bearings (B)*                                     13,420             515
   Regal-Beloit                                             600              29
   Republic Airways Holdings*                            23,660             501
   Resources Connection (B)                               1,900              44
   Robert Half International                              1,900              57
   Rockwell Automation                                      150              10
   Rollins                                                1,600              43
   RR Donnelley & Sons                                    1,500              55
   Ryder System                                          28,929           1,418
   School Specialty (B)*                                  2,000              69
   Sequa, Cl A*                                             189              31
   Shaw Group*                                            5,421             315
   Skywest                                                1,500              38
   Spirit Aerosystems Holdings, Cl A*                    18,210             709
   SPX                                                    5,900             546
   Standard Register                                      3,764              48
   Steelcase, Cl A                                       43,200             777
   Stericycle*                                            1,000              57
   Sunpower, Cl A (B)*                                    1,800             149
   Superior Essex*                                           33               1
   Taser International (B)*                               4,000              63
   Tecumseh Products, Cl A*                              31,700             610
   Teledyne Technologies (B)*                            23,340           1,246
   TeleTech Holdings*                                     2,300              55
   Tetra Tech (B)*                                        1,300              27
   Thomas & Betts*                                        1,600              94
   Timken (B)                                            15,210             565
   Toro                                                   1,400              82
   TransDigm Group*                                         900              41

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Trinity Industries (B)                                24,800   $         931
   TurboChef Technologies (B)*                            2,800              37
   UAP Holding                                           29,615             929
   United Rentals*                                       20,200             650
   United Stationers*                                     7,737             430
   United Technologies                                    2,260             182
   Universal Forest Products (B)                         13,500             404
   URS*                                                  24,599           1,389
   USG (B)*                                                 800              30
   UTI Worldwide                                          6,400             147
   Viad                                                   3,500             126
   Wabtec                                                 9,287             348
   Walter Industries (B)                                  6,255             168
   Washington Group International*                        5,008             440
   Waste Connections*                                    31,539           1,002
   Waste Industries USA                                   1,800              52
   Waste Services*                                        2,900              28
   Watson Wyatt Worldwide, Cl A (B)                       8,455             380
   Watts Water Technologies, Cl A (B)                     1,000              31
   WESCO International*                                   1,495              64
   Williams Scotsman International*                       2,900              80
   Woodward Governor (B)                                 14,500             905
   WW Grainger                                            7,300             666
   YRC Worldwide (B)*                                    17,300             473
                                                                  --------------
                                                                         60,698
                                                                  --------------
INFORMATION TECHNOLOGY -- 20.3%
   3Com*                                                 31,900             158
   ACI Worldwide (B)*                                       700              16
   Activision (B)*                                       98,300           2,122
   Acxiom                                                 4,900              97
   ADC Telecommunications*                                2,900              57
   Adobe Systems*                                           966              42
   Adtran (B)                                             2,700              62
   Advanced Analogic Technologies*                       13,125             140
   Advanced Energy Industries*                            2,300              35
   Advent Software*                                       9,600             451
   Akamai Technologies*                                   8,681             249
   Alliance Semiconductor                                29,600              68
   Amdocs*                                                2,700             100
   AMIS Holdings*                                        16,641             162
   Amkor Technology (B)*                                 32,900             379
   Andrew*                                                5,200              72
   Ansys*                                                 4,200             144
   Applied Micro Circuits*                               68,100             215
   Ariba*                                                 2,900              31
   ARM Holdings ADR                                      63,700             599
   Arris Group (B)*                                      31,200             385
   Arrow Electronics*                                     1,000              43
   Aspen Technology*                                      3,200              46
   Atheros Communications (B)*                           16,335             490
   Atmel*                                                 6,600              34


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         105

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   ATMI*                                                  1,600   $          48
   Authorize.Net Holdings*                                3,400              60
   Autodesk*                                              1,000              50
   Avanex (B)*                                           72,200             118
   Avaya*                                                15,900             270
   Avnet*                                                25,610           1,021
   Avocent*                                              35,300           1,028
   AVX                                                    4,600              74
   Axcelis Technologies*                                  5,300              27
   BEA Systems*                                          18,400             255
   BearingPoint (B)*                                     80,800             327
   Bel Fuse, Cl B                                           600              21
   Benchmark Electronics*                                 3,444              82
   Black Box                                              6,200             265
   Blackbaud                                              1,500              38
   Blackboard (B)*                                        3,325             152
   Blue Coat Systems*                                       100               8
   BMC Software*                                          4,800             150
   Brightpoint*                                           2,305              35
   Broadcom, Cl A*                                          111               4
   Broadridge Financial Solutions                        23,600             447
   Brocade Communications Systems*                      134,500           1,151
   Brooks Automation*                                     4,900              70
   Cabot Microelectronics (B)*                            3,100             133
   CACI International, Cl A*                              1,200              61
   Cadence Design Systems (B)*                            2,600              58
   Cavium Networks*                                       2,300              75
   Ceridian*                                              4,500             156
   Checkfree*                                             1,500              70
   Checkpoint Systems*                                    7,002             185
   Ciena*                                                 1,600              61
   Cirrus Logic*                                          6,512              42
   Citrix Systems*                                       27,596           1,113
   CNET Networks (B)*                                   118,900             886
   Cogent (B)*                                            6,800             107
   Cognex                                                 9,900             176
   Cognizant Technology Solutions,
     Cl A*                                                3,700             295
   Coherent*                                              3,600             115
   CommScope*                                            12,100             608
   Commvault Systems*                                    22,900             424
   Computer Sciences*                                     5,010             280
   Comtech Telecommunications*                            1,000              53
   Comverse Technology*                                  39,300             778
   Convergys*                                            17,000             295
   Cree*                                                  1,374              43
   CSG Systems International (B)*                         4,734             101
   CTS                                                   16,025             207
   Cymer*                                                20,001             768
   Cypress Semiconductor*                                 3,525             103
   Daktronics (B)                                         1,300              35
   DealerTrack Holdings (B)*                             11,060             463

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Dice Holdings (B)*                                    23,100   $         237
   Diebold                                                4,950             225
   Digital River*                                           800              36
   Dolby Laboratories, Cl A*                              1,500              52
   DST Systems*                                             800              69
   Dycom Industries*                                      2,600              80
   Earthlink*                                            38,800             307
   Echelon (B)*                                           2,600              65
   Electro Scientific Industries*                         1,000              24
   Electronic Arts*                                      11,600             649
   Electronic Data Systems                               25,442             556
   Electronics for Imaging*                              25,365             681
   Emulex*                                                3,610              69
   Entegris (B)*                                          3,600              31
   Equinix (B)*                                             500              44
   Euronet Worldwide (B)*                                 3,300              98
   F5 Networks*                                          31,900           1,186
   Factset Research Systems                              11,775             807
   Fairchild Semiconductor
     International (B)*                                   6,600             123
   FEI*                                                   1,300              41
   Fidelity National Information Services                   900              40
   Flextronics International (B)*                       196,000           2,191
   Flir Systems*                                          3,305             183
   Formfactor*                                              700              31
   Forrester Research*                                      900              21
   Foundry Networks*                                     85,200           1,514
   Gartner*                                               2,600              64
   Gevity HR                                             29,900             306
   Global Payments                                        5,300             234
   Greenfield Online (B)*                                 4,400              67
   Harmonic*                                             27,200             289
   Harris                                                   800              46
   Heartland Payment Systems (B)                          6,885             177
   Hewitt Associates, Cl A*                               9,084             318
   Ikanos Communications*                                31,200             174
   Immersion (B)*                                        18,700             306
   Informatica (B)*                                      57,000             895
   Ingram Micro, Cl A*                                    1,200              24
   InterDigital*                                          1,500              31
   Intermec (B)*                                          3,276              86
   International Rectifier*                                 807              27
   Intersil, Cl A                                        60,100           2,009
   Intuit*                                                7,925             240
   Iron Mountain*                                         1,200              37
   Itron (B)*                                             2,565             239
   Ixia*                                                  4,400              38
   j2 Global Communications*                              2,400              79
   Jack Henry & Associates                                2,200              57
   JDS Uniphase (B)*                                     29,300             438
   Juniper Networks*                                     12,954             474
   Kemet*                                                 2,900              21


--------------------------------------------------------------------------------
106         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Keynote Systems*                                      31,700   $         435
   Kopin (B)*                                             8,800              34
   Kulicke & Soffa Industries*                            1,137              10
   L-1 Identity Solutions (B)*                            6,423             121
   Lam Research (B)*                                      2,050             109
   Lawson Software (B)*                                  67,900             680
   Lexmark International, Cl A*                          11,175             464
   Littelfuse*                                              800              29
   LoopNet*                                               1,900              39
   Loral Space & Communications*                          3,000             119
   LSI Logic*                                            21,975             163
   Macrovision*                                           1,200              30
   Manhattan Associates*                                 14,575             400
   Mantech International, Cl A*                           1,500              54
   Mastec*                                                2,600              37
   Mattson Technology*                                      783               7
   MAXIMUS (B)                                            2,100              92
   McAfee*                                                5,081             177
   MEMC Electronic Materials*                             1,700             100
   Mentor Graphics*                                       5,000              76
   Mercury Computer Systems*                             20,900             215
   Methode Electronics                                   33,500             504
   Mettler Toledo International*                            400              41
   Micrel                                                 2,700              29
   Microsemi (B)*                                        50,125           1,397
   MicroStrategy, Cl A*                                     587              47
   Microtune*                                             5,210              31
   MKS Instruments*                                      17,800             339
   Molex                                                 13,100             353
   MoneyGram International                                1,000              23
   Monolithic Power Systems*                              5,478             139
   MPS Group*                                             1,700              19
   MSC.Software*                                          2,900              39
   MTS Systems                                            1,319              55
   National Instruments                                   1,300              45
   National Semiconductor                                12,800             347
   NAVTEQ*                                                1,700             133
   NCR*                                                   2,225             111
   Ness Technologies*                                     2,600              28
   Net 1 UEPS Technologies (B)*                           1,300              35
   Netgear*                                               1,300              40
   Netlogic Microsystems*                                   525              19
   Newport*                                               1,300              20
   NIC (B)                                                3,700              26
   Novell*                                                4,200              32
   Nuance Communications*                                70,700           1,365
   Omnivision Technologies (B)*                           2,800              64
   ON Semiconductor (B)*                                 45,410             570
   Orckit Communications (B)*                            22,900             159
   Palm (B)*                                              2,300              37
   Park Electrochemical                                   1,200              40
   Perficient*                                           15,595             341

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Pericom Semiconductor*                                 2,100   $          25
   Perot Systems, Cl A*                                   3,100              52
   Plantronics (B)                                        2,600              74
   Plexus*                                                1,200              33
   PMC - Sierra (B)*                                      5,600              47
   Polycom*                                             123,200           3,309
   Powerwave Technologies*                               20,755             128
   Progress Software*                                     1,200              36
   Quest Software*                                        2,300              39
   Rackable Systems (B)*                                 18,300             237
   RADWARE*                                              14,200             223
   Rambus*                                                2,400              46
   RealNetworks*                                          6,900              47
   Red Hat (B)*                                         133,800           2,659
   RF Micro Devices (B)*                                227,600           1,532
   Riverbed Technology*                                  44,700           1,805
   Rofin-Sinar Technologies*                                500              35
   S1*                                                    3,900              35
   SAIC*                                                  2,800              54
   Salesforce.com (B)*                                   25,060           1,286
   SanDisk*                                               1,150              63
   Sapient*                                               5,700              38
   Satyam Computer Services ADR (B)                      37,600             973
   Scansource (B)*                                        1,200              34
   Seachange International*                              50,500             349
   Seagate Technology                                    20,159             516
   Semtech*                                               4,000              82
   Silicon Laboratories*                                  3,925             164
   Silicon Motion Technology ADR*                        16,535             372
   Sina*                                                  9,075             434
   Sirf Technology Holdings (B)*                          3,600              77
   SkillSoft ADR*                                        36,495             328
   Skyworks Solutions*                                  230,200           2,081
   Solectron*                                           118,800             463
   Solera Holdings (B)*                                  40,800             734
   Sonus Networks*                                        6,500              40
   SRA International, Cl A*                               1,500              42
   Standard Microsystems*                                 1,548              59
   Sun Microsystems*                                     40,822             229
   Supertex (B)*                                            900              36
   Sybase (B)*                                           24,500             567
   Sycamore Networks*                                    11,300              46
   SYKES Enterprises*                                    50,400             837
   Synaptics*                                             1,300              62
   Synchronoss Technologies*                             12,225             514
   SYNNEX*                                                1,243              26
   Synopsys*                                             25,053             678
   Syntel                                                 2,100              87
   Take-Two Interactive Software (B)*                     2,600              44
   Tech Data*                                             9,800             393
   Technitrol                                            20,900             563
   Tekelec (B)*                                          56,700             686


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         107

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Tektronix                                                986   $          27
   Tellabs*                                               5,700              54
   Tessera Technologies*                                    900              34
   THQ (B)*                                              51,400           1,284
   TIBCO Software*                                      103,900             768
   Trident Microsystems (B)*                             45,482             723
   Trimble Navigation*                                   15,885             623
   Triquint Semiconductor*                              106,000             520
   Ultratech (B)*                                        35,700             495
   United Online                                         29,300             440
   Universal Display (B)*                                29,785             528
   Utstarcom (B)*                                        42,300             155
   Valueclick*                                            1,400              31
   Varian Semiconductor Equipment
     Associates*                                         21,500           1,151
   Vasco Data Security International*                    14,685             519
   Veeco Instruments*                                     6,946             135
   VeriFone Holdings (B)*                                32,405           1,437
   Verigy*                                               15,020             371
   Verint Systems*                                       26,000             676
   VeriSign*                                             17,264             582
   Viasat*                                               11,010             339
   Vishay Intertechnology*                               55,500             723
   Wavecom ADR (B)*                                      12,900             316
   Websense*                                              1,500              30
   Western Digital*                                      47,200           1,195
   Wind River Systems (B)*                              127,200           1,497
   Zoran*                                                53,069           1,072
                                                                  --------------
                                                                         84,488
                                                                  --------------
MATERIALS -- 5.5%
   Airgas                                                 8,905             460
   AK Steel Holding*                                      9,853             433
   Albemarle                                              4,800             212
   Allegheny Technologies                                 9,000             990
   Apex Silver Mines (B)*                                 6,875             134
   Aptargroup                                            12,980             492
   Ashland                                               12,725             766
   Ball (B)                                              16,900             908
   Cabot                                                  8,094             288
   Carpenter Technology                                   3,964             515
   Celanese, Ser A                                       11,300             440
   Century Aluminum*                                        700              37
   Cincinnati Bell*                                       1,205               6
   Coeur d'Alene Mines (B)*                              20,000              76
   Commercial Metals                                     19,985             633
   Compass Minerals International (B)                     2,700              92
   Constar International*                                18,500              85
   Crown Holdings*                                       34,500             785
   Cytec Industries                                      20,300           1,388
   Deltic Timber                                            700              40

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Eagle Materials (B)                                      800   $          29
   Eastman Chemical                                       8,500             567
   Ferro                                                  1,700              34
   Florida Rock Industries                                  900              56
   FMC                                                   43,197           2,247
   Glatfelter                                             2,300              34
   Graphic Packaging*                                    22,900             104
   Greif, Cl A                                            8,173             496
   H.B. Fuller                                           18,600             552
   Headwaters*                                            3,449              51
   Hercules                                              47,820           1,005
   International Flavors & Fragrances                       500              26
   Koppers Holdings                                       1,200              46
   Kronos Worldwide                                       1,900              36
   Louisiana-Pacific                                     13,900             236
   Lubrizol                                              14,300             930
   Martin Marietta Materials (B)                            300              40
   MeadWestvaco                                          14,800             437
   Metal Management                                         700              38
   Minerals Technologies                                    600              40
   Mosaic (B)*                                            6,500             348
   Neenah Paper                                           2,442              81
   NewMarket                                                592              29
   NN                                                     2,200              22
   Owens-Illinois*                                       18,852             781
   Packaging of America                                     900              26
   Pactiv*                                               14,800             424
   PolyOne*                                              42,500             318
   Quanex (B)                                            19,125             899
   Rock-Tenn, Cl A                                       12,200             353
   Royal Gold (B)                                           900              29
   Ryerson (B)                                            1,300              44
   Schnitzer Steel Industries, Cl A (B)                     300              22
   Schweitzer-Mauduit International                       1,500              35
   Scotts Miracle-Gro, Cl A                               5,000             214
   Sealed Air                                             1,200              31
   Sensient Technologies                                  3,400              98
   Sigma-Aldrich (B)                                      5,800             283
   Silgan Holdings                                        2,485             134
   Smurfit-Stone Container (B)*                           2,800              33
   Steel Dynamics                                        13,800             644
   Stillwater Mining*                                     4,200              43
   Symyx Technologies*                                    1,878              16
   Terra Industries (B)*                                 11,800             369
   Texas Industries (B)                                  11,836             929
   Titanium Metals (B)*                                     668              22
   United States Steel                                    6,400             678
   Valhi                                                  1,400              33
   Valspar                                               14,000             381
   WR Grace*                                                635              17
                                                                  --------------
                                                                         23,120
                                                                  --------------


--------------------------------------------------------------------------------
108         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 1.8%
   Alaska Communications Systems
     Group                                               19,495   $         282
   American Tower, Cl A*                                  5,315             231
   Cbeyond*                                               1,800              73
   Centennial Communications*                            19,955             202
   CenturyTel                                            19,200             887
   Citizens Communications                                2,380              34
   Clearwire, Cl A (B)*                                  39,200             958
   Cogent Communications Group*                          11,800             275
   Consolidated Communications
     Holdings                                                41               1
   Crown Castle International*                            3,022             123
   Dobson Communications, Cl A*                           4,855              62
   Fairpoint Communications                               1,900              36
   FiberTower*                                           22,675              87
   General Communication, Cl A*                           1,800              22
   Global Crossing (B)*                                  12,130             256
   Globalstar (B)*                                        3,700              27
   Golden Telecom                                           275              22
   IDT, Cl B                                              3,115              26
   Iowa Telecommunications Services                       6,165             122
   Leap Wireless International*                           4,935             402
   Level 3 Communications (B)*                            7,333              34
   NII Holdings (B)*                                        800              66
   North Pittsburgh Systems (B)                           1,200              28
   NTELOS Holdings                                       14,620             431
   PAETEC Holdings*                                       3,300              41
   Rural Cellular, Cl A*                                  3,050             133
   SBA Communications, Cl A*                             57,985           2,046
   Telephone & Data Systems                                 600              40
   Time Warner Telecom, Cl A*                             7,240             159
   USA Mobility                                           2,950              50
   Verizon Communications                                 1,983              88
   Vonage Holdings*                                      39,520              41
   Windstream                                             2,200              31
                                                                  --------------
                                                                          7,316
                                                                  --------------
UTILITIES -- 3.6%
   AES*                                                   1,823              37
   AGL Resources                                          2,500              99
   Allegheny Energy*                                      1,500              78
   Allete (B)                                             2,400             108
   Alliant Energy                                           478              18
   Avista (B)                                            16,600             338
   Black Hills                                            1,585              65
   Centerpoint Energy (B)                                44,900             720
   CH Energy Group (B)                                    1,700              81
   Cleco                                                  1,500              38
   CMS Energy                                            48,000             807

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Consolidated Edison                                    4,275   $         198
   Constellation Energy Group                             1,100              94
   DPL (B)                                                9,275             244
   Dynegy, Cl A*                                          4,200              39
   El Paso Electric*                                      2,000              46
   Empire District Electric (B)                           5,806             131
   Energen                                                4,800             274
   EnergySouth                                              800              40
   Equitable Resources                                   11,204             581
   Idacorp                                                1,600              52
   Integrys Energy Group                                 14,172             726
   ITC Holdings                                           1,000              50
   Laclede Group                                          5,150             166
   MDU Resources Group (B)                               41,175           1,146
   MGE Energy (B)                                         2,200              74
   National Fuel Gas                                      2,400             112
   New Jersey Resources                                     900              45
   Nicor (B)                                              7,200             309
   Northeast Utilities (B)                                4,000             114
   Northwest Natural Gas                                  1,300              59
   NorthWestern                                          14,450             393
   NRG Energy*                                            1,200              51
   OGE Energy                                               250               8
   Oneok                                                 10,725             508
   Ormat Technologies (B)                                18,125             840
   Otter Tail (B)                                         2,200              79
   Pepco Holdings                                         9,900             268
   Pinnacle West Capital (B)                             19,300             763
   PNM Resources                                          1,552              36
   Portland General Electric                              1,270              35
   PPL                                                    2,600             120
   Progress Energy                                        4,325             203
   Puget Energy                                          16,000             392
   Reliant Energy*                                       19,738             505
   SCANA                                                  8,372             324
   Sempra Energy (B)                                      2,900             169
   Southern Union                                        21,500             669
   Southwest Gas (B)                                     11,550             327
   Southwest Water (B)                                    2,400              30
   TECO Energy (B)                                       33,039             543
   UGI                                                   34,975             909
   UIL Holdings                                             833              26
   Unisource Energy                                         443              13
   Vectren                                               11,100             303
   Westar Energy                                         21,600             531
   WGL Holdings                                           1,100              37
   Wisconsin Energy                                       4,100             185
                                                                  --------------
                                                                         15,156
                                                                  --------------
Total Common Stock
   (Cost $331,722) ($ Thousands)                                        401,337
                                                                  --------------


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         109

SCHEDULE OF INVESTMENTS

Tax-Managed Small Cap Fund (Concluded)

September 30, 2007

--------------------------------------------------------------------------------
                                             Shares/Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------

                                                      Number of
                                                       Warrants
                                                      ----------
WARRANTS -- 0.0%
   Washington Mutual (D)*                               116,700   $          29
                                                                  --------------
Total Warrants
   (Cost $27) ($ Thousands)                                                  29
                                                                  --------------
CASH EQUIVALENTS**++ -- 30.1%
   SEI Daily Income Trust,
     Prime Obligation Fund,
     Cl A, 5.350%                                    15,824,836          15,825
   SEI Liquidity Fund LP,
     5.367% (C)                                     109,874,839         109,875
                                                                  --------------
Total Cash Equivalents
   (Cost $125,700) ($ Thousands)                                        125,700
                                                                  --------------
U.S. TREASURY OBLIGATION (A) (E) -- 0.2%
   U.S. Treasury Bills
     3.953%, 11/23/07                              $        646             643
                                                                  --------------
Total U.S. Treasury Obligation
   (Cost $642) ($ Thousands)                                                643
                                                                  --------------
Total Investments -- 126.6%
   (Cost $458,091) ($ Thousands)                                  $     527,709
                                                                  ==============

A summary of the open futures contracts held by the Fund at September 30, 2007, is as follows (see Note 2 in Notes to Financial Statements):

--------------------------------------------------------------------------------
                                         NUMBER OF                   UNREALIZED
TYPE OF                                  CONTRACTS   EXPIRATION    APPRECIATION
CONTRACT                              LONG (SHORT)         DATE   ($ THOUSANDS)
--------------------------------------------------------------------------------

Russell 2000 Index E-MINI                      102     Dec-2007         $   232
S&P 400 Index E-MINI                            89     Dec-2007             223
                                                                        -------
                                                                        $   455
                                                                        =======

Percentages are based on Net Assets of $416,945 ($ Thousands).

*     Non-Income Producing Security.

**    Rate shown is the 7-day effective yield as of September 30, 2007.

+     Real Estate Investment Trust.

++    Investment in Affiliated Security (see Note 3).

(A) Security, or portion thereof, has been pledged as collateral on open futures contracts.

(B) This security or a partial position of this security is on loan at September 30, 2007. The total market value of securities on loan at September 30, 2007 was $106,335 ($ Thousands).

(C) This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of September 30, 2007 was $109,875 ($ Thousands).

(D)   This warrant does not have a strike price or expiration date.

(E)   The rate reported is the effective yield at time of purchase.

ADR -- American Depositary Receipt
Cl -- Class
LLC -- Limited Liability Company
LP -- Limited Partnership
Ser -- Series

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
110         SEI Institutional Managed Trust / Annual Report / September 30, 2007

Small/Mid Cap Diversified Alpha Fund

September 30, 2007

--------------------------------------------------------------------------------

SECTOR WEIGHTINGS# (UNAUDITED):

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

12.8%   U.S. Government Agency Mortgage-Backed Obligations
12.7%   Financials
12.1%   Information Technology
11.8%   Industrials
10.0%   Asset-Backed Securities
 8.3%   Consumer Discretionary
 7.0%   Short-Term Investment
 6.8%   Health Care
 5.2%   Materials
 4.3%   Energy
 4.3%   Utilities
 2.5%   Consumer Staples
 1.8%   Telecommunication Services
 0.3%   U.S. Treasury Obligations
 0.1%   Convertible Bond
 0.0%   Purchased Option
 0.0%   Warrants

#Percentages based on total investments.

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK -- 79.8%

CONSUMER DISCRETIONARY -- 9.6%
   Abercrombie & Fitch, Cl A                                985   $          79
   Aeropostale (C)*                                       3,750              71
   Aftermarket Technology*                                3,183             101
   Ambassadors Group (C)                                    700              27
   American Eagle Outfitters (C)                          6,100             160
   AnnTaylor Stores*                                      2,573              81
   ArvinMeritor                                           2,321              39
   Big Lots (C)*                                          5,311             158
   Black & Decker                                         2,300             192
   Blockbuster, Cl A*                                    29,845             160
   Blyth                                                  2,288              47
   Bob Evans Farms                                          126               4
   BorgWarner (C)                                           700              64
   Brinker International (C)                              4,500             123
   Brown Shoe (C)                                        12,966             252
   Buckle (C)                                             1,100              42
   Cablevision Systems, Cl A*                             5,130             179
   Casual Male Retail Group*                             19,000             170
   CBRL Group                                             4,595             187
   CEC Entertainment*                                     3,941             106
   Charming Shoppes*                                     24,100             202
   Cinemark Holdings*                                     7,824             145
   Citadel Broadcasting (C)                               2,700              11
   Cooper Tire & Rubber (C)                              10,660             260
   Corinthian Colleges*                                   9,489             151
   CROCS*                                                   275              18
   CSK Auto (C)*                                          5,700              61
   Denny's*                                              16,799              67
   Dollar Tree Stores (C)*                                9,752             395
   Dover Downs Gaming &
     Entertainment (C)                                    2,700              28
   DreamWorks Animation SKG, Cl A*                        4,000             134

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Dress Barn (C)*                                        1,200   $          20
   Drew Industries (C)*                                   1,900              77
   Eastman Kodak                                          2,155              58
   EchoStar Communications, Cl A (C)*                     4,700             220
   Eddie Bauer Holdings*                                 19,200             165
   Entercom Communications                                7,245             140
   Family Dollar Stores                                   2,084              55
   Ford Motor                                               470               4
   GameStop, Cl A*                                          142               8
   Getty Images*                                          1,180              33
   Gildan Activewear*                                     4,000             158
   Global Sources (C)*                                    3,500              78
   Goodyear Tire & Rubber*                                6,267             191
   Group 1 Automotive                                     4,500             151
   Gymboree (C)*                                          2,300              81
   Harley-Davidson (C)                                      300              14
   Harman International Industries                          390              34
   Hasbro (C)                                            14,733             411
   Hayes Lemmerz International*                          21,762              91
   Home Solutions of America*                               575               2
   IAC/InterActive*                                       3,725             111
   Interactive Data (C)                                   1,200              34
   ITT Educational Services*                                580              71
   Jackson Hewitt Tax Service (C)                         6,100             171
   Jakks Pacific*                                         1,823              49
   Jarden*                                                5,705             177
   Jo-Ann Stores (C)*                                     5,917             125
   Jos. A. Bank Clothiers (C)*                            7,254             242
   Lear (C)*                                              6,300             202
   Lin TV, Cl A (C)*                                      4,100              53
   Maidenform Brands (C)*                                 1,800              29
   Meredith (C)                                           4,912             281
   Mohawk Industries*                                     2,163             176
   Movado Group (C)                                         400              13
   NVR (C)*                                                 644             303
   O'Charleys (C)                                         1,183              18
   Office Depot (C)*                                      2,200              45
   Oxford Industries (C)                                    800              29
   Penn National Gaming*                                  4,930             291
   Perry Ellis International (C)*                         7,470             207
   Polaris Industries (C)                                 5,466             238
   priceline.com*                                           750              67
   R.H. Donnelley*                                        5,293             297
   RadioShack                                             4,743              98
   Regal Entertainment Group, Cl A (C)                    7,600             167
   Regis                                                  6,700             214
   Rent-A-Center*                                         6,565             119
   Sally Beauty Holdings*                                 2,325              20
   Sauer-Danfoss                                          1,580              42
   Sealy                                                  1,625              23
   Sinclair Broadcast Group, Cl A (C)                    13,398             161
   Sirius Satellite Radio*                                4,570              16


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         111

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Smith & Wesson Holding*                                  325   $           6
   Sotheby's Holdings (C)                                 3,000             143
   Standard Motor Products (C)                           12,594             118
   Standard-Pacific                                      10,580              58
   Steinway Musical Instruments (C)                         700              21
   Stoneridge (C)*                                       18,711             191
   Sturm Ruger (C)*                                       8,145             146
   Sun-Times Media Group, Cl A                            1,400               3
   Talbots                                                4,495              81
   Tecnisa (Brazil) (D)                                  32,500             204
   Tempur-Pedic International (C)                         6,835             244
   Timberland, Cl A*                                      9,850             187
   Town Sports International
     Holdings (C)*                                        1,700              26
   True Religion Apparel*                                10,000             176
   TRW Automotive Holdings*                               6,070             192
   Tupperware Brands (C)                                 15,030             473
   Under Armour, Cl A*                                      325              19
   Virgin Media                                             110               3
   Visteon*                                               3,225              17
   Warnaco Group*                                           715              28
   Weight Watchers International                          2,875             165
   West Marine (C)*                                      12,126             140
   WMS Industries (C)*                                    1,050              35
   XM Satellite Radio Holdings, Cl A*                     3,025              43
                                                                  --------------
                                                                         12,513
                                                                  --------------
CONSUMER STAPLES -- 2.8%
   Alliance One International (C)*                       33,966             222
   Andersons                                                805              39
   Asiatic Development (Malaysia) (D)                    98,500             185
   Avon Products                                          2,615              98
   Bunge                                                    335              36
   Central Garden and Pet, Cl A*                          1,295              12
   Corn Products International                            1,830              84
   Cosan SA Industria e Comercio
     (Brazil) (D)*                                       16,500             224
   Energizer Holdings*                                    2,114             234
   Imperial Sugar                                           100               3
   Inter Parfums                                          6,800             161
   Lance                                                  5,700             131
   Loews - Carolina                                       3,347             275
   Longs Drug Stores (C)                                  6,450             320
   Mannatech (C)                                          3,500              28
   Molson Coors Brewing, Cl B (C)                         2,245             224
   Nash Finch (C)                                         6,475             258
   NBTY (C)*                                              4,784             194
   PepsiAmericas                                          5,345             174
   Pilgrim's Pride                                        4,922             171
   Revlon, Cl A*                                         15,625              18
   Safeway (C)                                            3,300             109

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Smithfield Foods*                                      4,530   $         143
   Universal (C)                                          5,755             282
   USANA Health Sciences (C)*                             2,400             105
                                                                  --------------
                                                                          3,730
                                                                  --------------
ENERGY -- 4.9%
   Alon USA Energy                                        3,255             110
   Arch Coal                                                215               7
   Arena Resources*                                         200              13
   Arlington Tankers                                      7,700             190
   ATP Oil & Gas*                                         4,705             221
   BA Energy, Deal #3 PIPE
     (Canada) (D) (I) (J)*                               12,000              85
   Basic Energy Services*                                 8,825             186
   Bois d'Arc Energy (C)*                                 1,500              29
   BPZ Energy PIPE (I) (J)*                              16,800             131
   Cameron International*                                   675              62
   Carrizo Oil & Gas*                                     5,173             232
   Complete Production Services*                          6,700             137
   Comstock Resources (C)*                                5,700             176
   Consol Energy                                             75               4
   Continental Resources (C)*                             3,600              65
   Crosstex Energy                                        1,865              71
   Delek US Holdings (C)                                  7,800             196
   Dresser-Rand Group*                                    3,840             164
   Dril-Quip*                                             3,951             195
   Encore Acquisition*                                    5,900             187
   ENGlobal*                                                755               9
   Exterran Holdings*                                     1,780             143
   Foundation Coal Holdings                               5,260             206
   Global Industries*                                     1,532              39
   Hercules Offshore*                                     8,100             211
   Holly                                                  1,973             118
   Hugoton Royalty Trust                                  1,825              43
   ION Geophysical*                                         926              13
   Massey Energy                                          1,420              31
   Matrix Service (C)*                                   10,791             226
   McMoRan Exploration*                                     985              13
   Meridian Resource*                                    25,949              64
   NATCO Group, Cl A*                                       105               5
   Oceaneering International*                                50               4
   Oilsands Quest*                                       35,200             156
   Oilsands Quest PIPE (I) (J)*                           4,000              18
   OPTI (Canada) (D)*                                     9,800             184
   OYO Geospace (C)*                                        600              56
   Parallel Petroleum*                                   14,146             240
   Parker Drilling*                                       6,612              54
   Petroleum Development*                                 1,025              45
   Plains Exploration & Production*                         650              29
   Rentech*                                              71,549             155
   Rosetta Resources (C)*                                 9,036             166


--------------------------------------------------------------------------------
112         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   SEACOR Holdings (C)*                                   1,650   $         157
   St Mary Land & Exploration (C)                         3,700             132
   StealthGas                                             6,500             112
   Superior Well Services*                                7,500             170
   Swift Energy (C)*                                      4,400             180
   Synenco Energy, Cl A (Canada) (D)*                    13,840             156
   Tesoro                                                 1,245              57
   Tetra Technologies*                                    1,825              39
   Tidewater (C)                                          3,119             196
   Transmontaigne Partners LP                               275               9
   Trico Marine Services*                                   345              10
   Unit*                                                  3,975             192
   Uranium One (Canada) (D)*                             12,500             165
   USEC (C)*                                             10,071             103
   Vaalco Energy*                                         1,025               5
   W&T Offshore                                           1,075              26
   Western Refining                                         200               8
   Williams                                               1,440              49
                                                                  --------------
                                                                          6,455
                                                                  --------------
FINANCIALS -- 14.1%
   A.G. Edwards (C)                                       3,965             332
   ACA Capital Holdings (C)*                              2,000              12
   Acadia Realty Trust+                                   6,400             174
   Advance America Cash Advance
     Centers                                              4,797              51
   Advanta, Cl B                                          4,570             125
   Affiliated Managers Group (C)*                         1,050             134
   Alexandria Real Estate Equities+                       1,460             141
   AllianceBernstein Holding LP                             185              16
   American Financial Group (C)                          17,617             502
   American Financial Realty Trust+                      17,900             144
   American Home Mortgage
     Investment+                                          3,695               1
   Ameriprise Financial (C)                                 700              44
   Amerisafe (C)*                                         6,608             109
   Amtrust Financial Services (C)                         2,300              35
   Annaly Capital Management+ (C)                        32,808             523
   Anthracite Capital+                                    2,742              25
   AON                                                    5,135             230
   Arbor Realty Trust+ (C)                                2,200              42
   Arch Capital Group*                                    3,130             233
   Associated Banc                                        5,200             154
   Assurant                                               5,326             285
   Assured Guaranty (C)                                   7,000             190
   Bank of the Ozarks (C)                                 1,500              46
   Bankunited Financial, Cl A (C)                        21,047             327
   Banner (C)                                               700              24
   BlackRock                                                620             108
   Calamos Asset Management, Cl A                         3,575             101
   Camden Property Trust+                                 1,880             121
   Canaccord Capital (Canada) (D)                         7,100             136

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Capital Trust, Cl A+ (C)                               1,700   $          60
   Cash America International (C)                         4,461             168
   CB Richard Ellis Group, Cl A (C)*                      2,259              63
   City Bank (C)                                          4,752             136
   City Holding (C)                                       1,200              44
   CME Group                                                290             170
   CNA Financial (C)                                      2,500              98
   Colonial BancGroup                                    12,770             276
   Community Bancorp (C)*                                 4,843             122
   Companhia Brasileira de
     Desenvolvimento Imobiliari
     Turistico (Brazil) (D)*                                200             104
   CompuCredit*                                           5,740             125
   Corus Bankshares (C)                                  12,217             159
   Crystal River Capital+ (C)                             3,000              50
   Darwin Professional
     Underwriters (C)*                                    1,000              22
   DiamondRock Hospitality+ (C)                           4,600              80
   Dime Community Bancshares                              9,970             149
   Discover Financial Services*                           3,275              68
   Dollar Financial*                                      7,325             209
   Downey Financial (C)                                   4,196             243
   Duke Realty+ (C)                                       2,100              71
   Dundee (Canada)+ (D)*                                  1,000              39
   Dundee (Canada)+ (D)                                   2,600             101
   DundeeWealth (Canada) (D)                              2,500              45
   DundeeWealth (Canada) (D)                              4,300              77
   East West Bancorp (C)                                  6,000             216
   Eaton Vance (C)                                       12,781             511
   EMC Insurance Group                                    1,815              47
   Entertainment Properties Trust+ (C)                    1,400              71
   Evercore Partners, Cl A (C)                            7,400             195
   Ezcorp, Cl A (C)*                                      8,200             110
   Federated Investors, Cl B                              6,137             244
   FelCor Lodging Trust+ (C)                              6,700             134
   First Defiance Financial                                 614              17
   First Financial Holdings (C)                             400              13
   First Horizon National                                 5,032             134
   First Industrial Realty Trust+ (C)                     3,755             146
   First Marblehead (C)                                   1,300              49
   First Merchants (C)                                      500              11
   FirstFed Financial (C)*                                7,618             377
   Forest City Enterprises, Cl A                          3,660             202
   GAMCO Investors, Cl A (C)                                600              33
   General Shopping Brasil (Brazil) (D)*                 24,400             193
   Gluskin Sheff + Associates
     (Canada) (D)                                         6,500             199
   GMP Capital Trust (Canada) (D)                         7,400             162
   Gramercy Capital+ (C)                                  5,800             146
   Great Southern Bancorp                                 1,957              49
   Grubb & Ellis*                                        14,500             135
   Grubb & Ellis Realty Advisors*                        24,300             149


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         113

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Hanover Insurance Group                                5,110   $         226
   Hersha Hospitality Trust+ (C)                         17,800             176
   Highbury Financial Units*                             13,600              75
   Highwoods Properties+ (C)                              1,600              59
   Horizon Financial (C)                                    600              12
   Hospitality Properties Trust+ (C)                      4,000             163
   Imperial Capital Bancorp (C)                           3,124              88
   IndyMac Bancorp                                        5,654             133
   IntercontinentalExchange*                                530              81
   Investment Technology Group (C)*                       3,800             163
   iStar Financial+ (C)                                   7,249             246
   Jones Lang LaSalle (C)                                 3,220             331
   Kansas City Life Insurance                             2,900             128
   Lakeland Financial (C)                                   300               7
   Lazard, Cl A                                           3,050             129
   Legg Mason                                               205              17
   Leucadia National                                        500              24
   Maguire Properties+                                    1,025              26
   Marsh & McLennan                                       8,465             216
   MFA Mortgage Investments+                             27,000             217
   MGIC Investment                                        3,854             125
   Move*                                                 17,760              49
   NASDAQ Stock Market*                                   4,300             162
   National Financial Partners                            2,860             152
   National Retail Properties+ (C)                        7,678             187
   Nationwide Financial Services,
     Cl A (C)                                             6,305             339
   Navigators Group (C)*                                  2,025             110
   Nelnet, Cl A                                           1,175              21
   New York Community Bancorp                            26,775             510
   NexCen Brands*                                         1,475              10
   NorthStar Realty Finance+ (C)                         11,980             119
   NYSE Euronext                                            670              53
   Ocwen Financial*                                       5,245              49
   Pacific Capital Bancorp (C)                            2,350              62
   People's United Financial                              9,440             163
   PFF Bancorp                                           15,296             235
   Philadelphia Consolidated
     Holding (C)*                                         2,943             122
   Platinum Underwriters Holdings                         4,864             175
   PMI Group (C)                                          7,674             251
   Public Storage+                                          850              67
   RAIT Financial Trust+                                 15,480             127
   Ram Holdings Ltd*                                      5,700              53
   Realty Income+                                         7,170             200
   Sierra Bancorp (C)                                       400              11
   South Financial Group                                  8,480             193
   Southwest Bancorp                                      1,511              28
   St. Joe                                                7,585             255
   SVB Financial Group (C)*                               4,200             199
   SWS Group                                              4,559              81
   T. Rowe Price Group                                      620              35

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Taylor Capital Group                                   5,511   $         154
   TD Ameritrade Holding*                                 6,155             112
   Thornburg Mortgage+                                    1,240              16
   Titanium Asset*                                        8,400              40
   Transatlantic Holdings                                   345              24
   Triad Guaranty (C)*                                    2,647              50
   Trico Bancshares                                         310               7
   UCBH Holdings                                          5,300              93
   United Fire & Casualty                                 2,750             107
   UnumProvident                                          3,530              86
   Vineyard National Bancorp                              1,929              32
   W Holding                                             13,263              30
   Washington Federal                                     4,130             108
   West Coast Bancorp (C)                                 1,300              37
   Westamerica Bancorporation                                90               4
   Wilshire Bancorp (C)                                   1,100              12
   World Acceptance (C)*                                  7,365             244
   WR Berkley (C)                                           800              24
   WSFS Financial (C)                                       500              31
   XL Capital, Cl A (C)                                     200              16
                                                                  --------------
                                                                         18,474
                                                                  --------------
HEALTH CARE -- 7.9%
   Abraxis BioScience*                                    1,060              24
   Adams Respiratory Therapeutics*                        1,120              43
   Affymax (C)*                                           1,100              30
   Air Methods*                                           1,045              48
   Albany Molecular Research*                             6,641             100
   Align Technology*                                      1,830              46
   Alliance Imaging (C)*                                 10,350              94
   Alpharma, Cl A                                           520              11
   American Dental Partners*                              4,882             137
   AMERIGROUP*                                              945              33
   Amsurg*                                               12,408             286
   Analogic                                                 335              21
   Applera -- Applied Biosystems
     Group (C)                                            1,000              35
   Apria Healthcare Group (C)*                           11,616             302
   Arena Pharmaceuticals*                                14,400             158
   Ariad Pharmaceuticals*                                31,700             147
   Array Biopharma (C)*                                   3,500              39
   Bausch & Lomb                                          1,115              71
   Bradley Pharmaceuticals*                               2,116              38
   Centene (C)*                                           1,700              37
   Cephalon (C)*                                          2,536             185
   Chemed                                                 2,527             157
   Computer Programs & Systems                              420              11
   Conmed (C)*                                            9,463             265
   Cooper                                                   820              43
   Corvel*                                                  345               8
   Covance*                                                 200              16


--------------------------------------------------------------------------------
114         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Cubist Pharmaceuticals (C)*                            2,000   $          42
   Cutera (C)*                                            2,100              55
   CV Therapeutics*                                      25,325             227
   Cynosure, Cl A (C)*                                    3,400             125
   Dionex*                                                  497              39
   DJO*                                                     550              27
   Eclipsys*                                              1,910              45
   Edwards Lifesciences (C)*                              1,700              84
   Emergency Medical Services, Cl A*                      1,713              52
   Emergent Biosolutions (C)*                             2,200              20
   Encysive Pharmaceuticals*                             60,100              91
   Endo Pharmaceuticals Holdings (C)*                     5,902             183
   eResearch Technology*                                  5,325              61
   Exelixis (C)*                                         21,900             232
   Express Scripts*                                       1,300              73
   Forest Laboratories (C)*                                 700              26
   Genzyme*                                               2,305             143
   Greatbatch (C)*                                        6,990             186
   GTx (C)*                                                 700              11
   Hanger Orthopedic Group*                               4,219              48
   Health Net (C)*                                        4,361             236
   Healthspring*                                          2,292              45
   HLTH*                                                    500               7
   Human Genome Sciences*                                19,700             203
   Humana (C)*                                            2,900             203
   Immunomedics*                                         14,542              33
   IMS Health                                             4,360             134
   Incyte*                                               32,600             233
   Indevus Pharmaceuticals*                               3,475              24
   InterMune (C)*                                         2,100              40
   Intuitive Surgical*                                      275              63
   Inverness Medical Innovations*                         1,550              86
   Kindred Healthcare*                                      585              10
   Kinetic Concepts (C)*                                  3,600             203
   King Pharmaceuticals*                                  1,811              21
   LCA-Vision                                               983              29
   Lincare Holdings (C)*                                  6,100             224
   Magellan Health Services*                              3,052             124
   Manor Care                                             2,989             192
   Matria Healthcare*                                       811              21
   Medcath (C)*                                           6,472             178
   Medicines*                                             5,500              98
   Mentor (C)                                               800              37
   MGI Pharma (C)*                                        1,800              50
   Micrus Endovascular*                                   7,500             137
   Mylan Laboratories (C)                                 5,100              81
   Odyssey HealthCare*                                   19,925             191
   Omnicell*                                                895              26
   Orthofix International*                                  370              18
   OSI Pharmaceuticals (C)*                               1,300              44
   Owens & Minor                                          4,530             173

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Par Pharmaceutical*                                      840   $          16
   PerkinElmer                                            8,143             238
   PharmaNet Development Group (C)*                       3,797             110
   PharMerica*                                              211               3
   PolyMedica                                             3,850             202
   Pozen (C)*                                             1,300              14
   Profarma Distribuidora de Produtos
     Farmaceuticos (Brazil) (D)*                          9,100             178
   Res-Care*                                              2,115              48
   Resmed*                                                2,410             103
   Respironics*                                             125               6
   Sciele Pharma (C)*                                     6,418             167
   Sirona Dental Systems (C)*                             4,480             160
   SurModics (C)*                                           400              20
   Techne (C)*                                              600              38
   Universal Health Services, Cl B                        5,416             295
   Vertex Pharmaceuticals (C)*                              600              23
   ViaCell*                                               4,770              22
   Viropharma (C)*                                        3,100              28
   Warner Chilcott, Cl A (C)*                             4,500              80
   Waters (C)*                                            4,125             276
   Watson Pharmaceuticals (C)*                           11,944             387
   WellCare Health Plans (C)*                             2,468             260
   West Pharmaceutical Services (C)                       6,609             275
                                                                  --------------
                                                                         10,268
                                                                  --------------
INDUSTRIALS -- 13.6%
   ABM Industries                                         2,424              49
   ABX Air*                                               2,690              19
   ACCO Brands*                                           6,255             140
   Accuride*                                              5,214              63
   Actuant, Cl A                                          1,160              75
   Acuity Brands (C)                                      4,049             204
   AGCO (C)*                                             10,813             549
   Alaska Air Group*                                      5,420             125
   Albany International, Cl A                             4,541             170
   Alexander & Baldwin                                    1,110              56
   Alliant Techsystems*                                   1,383             151
   Allied Waste Industries (C)*                          15,700             200
   Amerco*                                                  187              12
   American Commercial Lines*                             8,530             203
   American Reprographics (C)*                              500               9
   American Standard (C)                                  1,800              64
   American Woodmark                                      2,167              54
   AMR (C)*                                                 600              13
   AO Smith                                               1,255              55
   Apogee Enterprises (C)                                 5,800             151
   ASV*                                                     275               4
   Atlas Air Worldwide Holdings (C)*                      2,000             103
   Badger Meter                                              75               2


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         115

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   BE Aerospace*                                          5,979   $         248
   Belden CDT                                             2,005              94
   Blount International*                                  1,200              14
   Bowne                                                  9,502             158
   Briggs & Stratton                                      9,845             248
   Bucyrus International, Cl A                              425              31
   Cenveo (C)*                                            3,300              71
   Ceradyne (C)*                                            800              61
   ChoicePoint*                                             720              27
   Clean Harbors*                                            70               3
   Columbus McKinnon*                                     2,265              56
   COMSYS IT Partners (C)*                                7,515             126
   Con-way                                                2,265             104
   Consolidated Graphics (C)*                               200              13
   Continental Airlines, Cl B (C)*                        5,879             194
   Corrections of America*                                8,278             217
   CRA International*                                     3,750             181
   Cummins (C)                                            3,793             485
   Curtiss-Wright                                         4,860             231
   Deluxe (C)                                             5,917             218
   Dun & Bradstreet                                       3,530             348
   DynCorp International, Cl A*                           2,994              69
   Eaton (C)                                                400              40
   EDO                                                    1,680              94
   EMCOR Group (C)*                                      12,048             378
   EnPro Industries (C)*                                  6,926             281
   Equifax                                                3,575             136
   ESCO Technologies*                                     5,825             194
   Flint Energy Services (Canada) (D)*                      650              18
   Flint Energy Services (Canada) (D)*                    4,100             110
   Fluor                                                    285              41
   Force Protection*                                     15,500             336
   Freightcar America                                       805              31
   Gardner Denver (C)*                                    5,600             218
   GenCorp*                                               5,700              68
   General Cable*                                         1,220              82
   General Electric                                          90               4
   Genlyte Group (C)*                                       900              58
   Geo Group*                                             1,880              56
   GeoEye (C)*                                            1,800              46
   Goodman Global (C)*                                    2,300              55
   Goodrich                                               1,175              80
   GrafTech International (C)*                           27,684             494
   Granite Construction (C)                               5,335             283
   H&E Equipment Services*                               10,880             196
   Harsco (C)                                               600              36
   Heidrick & Struggles
     International (C)*                                     500              18
   Herman Miller (C)                                      2,000              54
   Hertz Global Holdings (C)*                            11,700             266
   Honeywell International                                  930              55
   Ionatron*                                                380               1

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Jacobs Engineering Group*                              3,914   $         296
   Joy Global                                               525              27
   Kaman                                                  1,220              42
   Kansas City Southern (C)*                              3,800             122
   Kirby*                                                   945              42
   Knoll                                                  3,330              59
   Labor Ready (C)*                                       1,100              20
   Ladish*                                                1,100              61
   Layne Christensen (C)*                                   500              28
   Lennox International (C)                               1,100              37
   Lincoln Electric Holdings (C)                          1,550             120
   Lydall*                                               11,324             105
   Manitowoc (C)                                          5,190             230
   Moog, Cl A*                                            3,634             160
   Multi-Color                                            6,492             148
   NACCO Industries, Cl A                                   642              67
   NCI Building Systems*                                  3,800             164
   Orion Marine Group (I) (J)*                           13,000             185
   Oshkosh Truck                                          1,488              92
   Pall                                                   5,549             216
   Parker Hannifin (C)                                    1,200             134
   Perini (C)*                                            9,550             534
   Quanta Services*                                       8,670             229
   Republic Airways Holdings (C)*                         1,600              34
   Republic Services (C)                                  9,695             317
   Rockwell Automation                                       75               5
   RR Donnelley & Sons (C)                                4,100             150
   RSC Holdings (C)*                                     14,300             235
   Ryder System (C)                                       1,495              73
   Sequa, Cl A*                                             105              17
   Shaw Group*                                            6,189             360
   Skywest                                                7,379             186
   Spirit Aerosystems Holdings, Cl A*                     5,689             222
   SPX (C)                                                  876              81
   Standard Register                                      2,180              28
   Steelcase, Cl A (C)                                   10,701             192
   Sun Hydraulics (C)                                       600              19
   Sunpower, Cl A*                                          650              54
   Superior Essex (C)*                                    2,325              87
   TAL International Group                                5,600             140
   Teleflex (C)                                           3,441             268
   Terex (C)*                                             3,127             278
   Thomas & Betts (C)*                                    2,600             153
   Timken                                                 3,800             141
   Tredegar (C)                                           8,639             149
   UAL (C)*                                               4,584             213
   UAP Holding                                            4,065             128
   United Rentals*                                        3,700             119
   United Stationers*                                     4,495             250
   United Technologies                                    1,310             106
   URS*                                                   5,189             293
   Viad (C)                                               1,100              40


--------------------------------------------------------------------------------
116         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Wabtec                                                 6,865   $         257
   Walter Industries                                      7,506             202
   Washington Group International*                        2,810             247
   Waste Connections*                                     1,860              59
   Waste Industries USA (C)                                 700              20
   Watson Wyatt Worldwide, Cl A (C)                       2,300             103
   WESCO International*                                     870              37
   Williams Scotsman International*                       1,670              46
   Xerium Technologies (C)                                4,000              22
                                                                  --------------
                                                                         17,846
                                                                  --------------
INFORMATION TECHNOLOGY -- 14.0%
   ADC Telecommunications*                                6,886             135
   Advanced Analogic Technologies*                        4,255              45
   Advanced Energy Industries (C)*                        3,700              56
   Akamai Technologies*                                   3,700             106
   AMIS Holdings (C)*                                     5,510              53
   Amkor Technology (C)*                                 13,500             156
   Andrew*                                               21,964             304
   Arris Group (C)*                                       3,928              49
   Arrow Electronics*                                     8,790             374
   AsiaInfo Holdings*                                    22,393             203
   Aspen Technology (C)*                                  2,700              39
   Asyst Technologies*                                   28,600             151
   Atmel*                                                70,664             365
   Authorize.Net Holdings*                                1,965              35
   Avnet (C)*                                             4,155             166
   Avocent*                                                 105               3
   AVX (C)                                                4,400              71
   Benchmark Electronics*                                   655              16
   Blackboard*                                              650              30
   Blue Coat Systems*                                        75               6
   BMC Software (C)*                                      2,400              75
   Brightpoint*                                           1,335              20
   Broadcom, Cl A*                                           65               2
   Broadridge Financial Solutions (C)                    12,000             227
   C-COR*                                                 5,927              68
   Cadence Design Systems (C)*                            4,200              93
   Captaris*                                             28,833             153
   Checkpoint Systems*                                    4,065             107
   Chordiant Software (C)*                                5,400              75
   Ciber*                                                 1,388              11
   Cirrus Logic*                                          3,790              24
   Citrix Systems*                                        1,670              67
   CMGI*                                                 29,202              40
   CommScope (C)*                                           200              10
   Computer Sciences*                                     2,920             163
   Comtech Telecommunications*                            3,718             199
   Convergys (C)*                                        14,098             245
   CPI International (C)*                                   400               8
   Credence Systems*                                     58,772             182

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Cree*                                                    790   $          25
   CSG Systems International (C)*                        13,605             289
   CTS (C)                                               11,822             153
   Cymer*                                                   515              20
   Cypress Semiconductor*                                 4,596             134
   Diebold                                                2,400             109
   Diodes*                                                6,603             212
   DSP Group*                                             8,500             135
   Dycom Industries (C)*                                  3,800             116
   EFJ*                                                  16,500              96
   Electronic Arts*                                       6,750             378
   Electronic Data Systems (C)                           22,500             491
   Electronics for Imaging*                               3,620              97
   Emergis (Canada) (D)*                                 24,100             169
   EMS Technologies*                                      3,685              90
   Emulex (C)*                                            7,715             148
   Epicor Software (C)*                                   6,000              83
   EPIQ Systems (C)*                                     14,758             278
   Fidelity National Information
     Services (C)                                           500              22
   Flir Systems*                                          1,230              68
   Greenfield Online*                                     4,285              65
   Harris (C)                                             1,800             104
   Harris Stratex Networks, Cl A*                         7,000             122
   Heartland Payment Systems                              2,495              64
   Hewitt Associates, Cl A*                               5,275             185
   Hutchinson Technology*                                 8,200             202
   Imation                                                7,300             179
   Imergent (C)                                             800              18
   Integrated Device Technology (C)*                      2,600              40
   InterDigital (C)*                                      6,100             127
   Intermec*                                                965              25
   International Rectifier*                                 460              15
   Interwoven*                                            4,439              63
   Intuit*                                                4,600             139
   Itron*                                                 1,140             106
   Jack Henry & Associates (C)                            1,700              44
   JDA Software Group*                                    7,500             155
   Juniper Networks*                                      7,540             276
   Jupitermedias*                                        20,800             132
   Kulicke & Soffa Industries*                              645               5
   Lam Research (C)*                                      3,175             169
   Lawson Software*                                      16,721             167
   Lexmark International, Cl A*                           3,685             153
   LoJack (C)*                                            9,094             172
   LSI Logic*                                             9,650              72
   LTX*                                                  32,070             114
   Magma Design Automation (C)*                          10,169             143
   Manhattan Associates (C)*                              5,002             137
   Mastec*                                               15,670             220
   Mattson Technology*                                      445               4


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         117

SCHEDULE OF INVESTMENTS

September 30, 2007
--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   McAfee*                                                2,950   $         103
   MEMC Electronic Materials (C)*                           900              53
   Mentor Graphics (C)*                                   1,600              24
   Mercadolibre*                                          2,800             103
   Methode Electronics                                   12,743             192
   Mettler Toledo International (C)*                      4,173             426
   Microsemi*                                             9,250             258
   MicroStrategy, Cl A*                                     439              35
   Microtune*                                             3,010              18
   MIPS Technologies*                                    21,500             170
   Monolithic Power Systems*                              3,185              81
   MTS Systems                                              785              33
   NCR*                                                   1,300              65
   Netlogic Microsystems*                                   295              11
   Network Appliance (C)*                                   500              13
   Novatel (C)*                                           4,200             165
   Novatel Wireless*                                        800              18
   Novellus Systems (C)*                                  1,957              53
   Nuance Communications*                                 5,300             102
   ON Semiconductor (C)*                                 16,900             212
   OSI Systems*                                           4,250              96
   Palm*                                                 13,100             213
   Parametric Technology*                                10,201             178
   Park Electrochemical                                   5,000             168
   Parkervision*                                         10,300             156
   PC Connection (C)*                                     6,762              85
   Perot Systems, Cl A*                                   6,118             103
   Photon Dynamics*                                      17,025             154
   Plexus*                                               14,513             398
   PMC - Sierra*                                         19,300             162
   Powerwave Technologies*                                6,125              38
   Riverbed Technology*                                     475              19
   Rudolph Technologies*                                  2,900              40
   Salesforce.com*                                          495              25
   SanDisk*                                                 675              37
   Seachange International*                              15,500             107
   Sierra Wireless*                                       4,000              84
   Silicon Laboratories*                                  1,125              47
   Silicon Storage Technology (C)*                       24,159              78
   Staktek Holdings*                                     30,603             105
   Standard Microsystems*                                   370              14
   Sun Microsystems*                                     23,725             133
   Sybase (C)*                                           14,414             333
   SYNNEX*                                                  735              15
   Synopsys (C)*                                          6,610             179
   Technitrol (C)                                         2,200              59
   Tektronix                                                105               3
   Teradyne (C)*                                         14,475             200
   TNS (C)                                                1,900              31
   Total System Services                                  3,975             110
   Trina Solar ADR*                                       3,600             205

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   TTM Technologies*                                     16,500   $         191
   United Online (C)                                      6,500              98
   Universal Display*                                     1,965              35
   Varian Semiconductor Equipment
     Associates (C)*                                      2,050             110
   Veeco Instruments*                                     3,090              60
   VeriFone Holdings*                                       575              25
   VeriSign*                                             10,035             339
   Vignette*                                              4,175              84
   Vishay Intertechnology (C)*                           11,400             149
   Western Digital (C)*                                   8,800             223
   Wright Express*                                        3,800             139
   Xerox (C)*                                            10,400             180
   Zoran*                                                 6,495             131
   Zygo*                                                  9,000             117
                                                                  --------------
                                                                         18,253
                                                                  --------------
MATERIALS -- 6.0%
   Airgas                                                 4,408             228
   AK Steel Holding (C)*                                  9,535             419
   Albemarle (C)                                          5,000             221
   AM Castle                                              4,472             146
   Apex Silver Mines*                                     2,250              44
   Ashland                                                7,400             446
   Ball                                                   3,140             169
   Buckeye Technologies (C)*                             25,001             379
   Cabot                                                  3,905             139
   Carpenter Technology                                   2,669             347
   Celanese, Ser A (C)                                    8,547             333
   CF Industries Holdings                                   518              39
   Cincinnati Bell*                                      52,816             261
   Cleveland-Cliffs (C)                                   3,457             304
   Commercial Metals                                      4,760             151
   First Quantum Minerals (Canada) (D)                    1,800             177
   FMC (C)                                                4,275             222
   Frontera Copper (Canada) (D)*                         15,500             102
   Graphic Packaging*                                     2,084               9
   Greif, Cl A                                            2,674             162
   Headwaters*                                              595               9
   Hercules (C)                                           5,600             118
   Horsehead Holding*                                     7,100             159
   Innospec                                               3,824              87
   Katanga Mining (Canada) (D)*                           8,000             139
   Lubrizol                                               3,488             227
   Neenah Paper                                             945              31
   NewMarket                                                345              17
   OM Group (C)*                                          3,800             201
   Owens-Illinois*                                        9,450             392
   Pactiv (C)*                                            6,370             183
   Rock-Tenn, Cl A (C)                                   14,182             410
   Rockwood Holdings*                                     2,465              88


--------------------------------------------------------------------------------
118         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Schnitzer Steel Industries, Cl A                       1,350   $          99
   Schweitzer-Mauduit International (C)                   5,719             133
   Sherritt International (Canada) (D)                   10,100             162
   Silgan Holdings                                          985              53
   Sonoco Products                                        5,705             172
   Spartech (C)                                          10,216             174
   Steel Dynamics                                         3,600             168
   Symyx Technologies*                                    1,095              10
   Terra Industries*                                      2,571              80
   Texas Industries                                          30               2
   United States Steel (C)                                1,400             148
   Wheeling-Pittsburgh*                                  12,400             239
   WR Grace*                                                370              10
                                                                  --------------
                                                                          7,809
                                                                  --------------
TELECOMMUNICATION SERVICES -- 2.0%
   Alaska Communications Systems
     Group                                               10,005             145
   Atlantic Tele-Network (C)                              1,400              51
   Cbeyond*                                                 175               7
   Centennial Communications*                            11,600             117
   CenturyTel (C)                                         7,994             369
   Citizens Communications                                3,944              56
   Consolidated Communications
     Holdings                                                25               1
   Dobson Communications, Cl A*                           2,800              36
   Embarq (C)                                             2,700             150
   Fairpoint Communications                              12,900             243
   FiberTower*                                           13,175              51
   Global Crossing*                                       5,885             124
   Golden Telecom                                           150              12
   IDT, Cl B                                              1,810              15
   Iowa Telecommunications Services                       2,640              52
   Leap Wireless International*                           2,875             234
   Premiere Global Services (C)*                         11,600             147
   Rural Cellular, Cl A*                                  1,775              77
   Sierra Wireless*                                       2,500              53
   Syniverse Holdings (C)*                                8,800             140
   Telephone & Data Systems                               3,317             221
   Time Warner Telecom, Cl A*                             4,215              93
   US Cellular (C)*                                       1,200             118
   USA Mobility (C)                                       6,225             105
   Vonage Holdings*                                      22,985              24
                                                                  --------------
                                                                          2,641
                                                                  --------------
UTILITIES -- 4.9%
   AES (C)*                                              10,360             208
   AGL Resources (C)                                     11,469             454
   Alliant Energy                                         1,463              56
   Atmos Energy                                           7,743             219

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Black Hills (C)                                        6,102   $         250
   Cia de Saneamento de Minas
     Gerais-COPASA (Brazil) (D)*                          7,000             114
   Cleco                                                  5,220             132
   Consolidated Edison                                    2,485             115
   DPL                                                    4,050             106
   Edison International (C)                               1,900             105
   El Paso Electric (C)*                                  2,700              62
   Empire District Electric                               2,725              62
   Energen (C)                                            8,081             462
   Equitable Resources                                    2,865             149
   Idacorp                                                3,891             127
   Integrys Energy Group                                  3,657             187
   Laclede Group                                          2,105              68
   New Jersey Resources                                   3,790             188
   Nicor (C)                                              4,700             202
   Northwest Natural Gas                                  3,509             160
   NorthWestern                                           5,725             156
   OGE Energy                                             3,209             106
   Oneok                                                  6,230             295
   Ormat Technologies                                     3,425             159
   PG&E (C)                                               1,700              81
   PNM Resources                                            910              21
   Portland General Electric (C)                          8,877             247
   Progress Energy                                        2,520             118
   Puget Energy (C)                                       8,326             204
   Reliant Energy*                                        6,650             170
   SCANA                                                  4,875             189
   Sempra Energy (C)                                      2,400             140
   Southwest Gas                                          5,432             154
   TECO Energy                                            1,125              18
   UGI                                                   12,002             312
   Unisource Energy                                         245               7
   Vectren                                                7,204             197
   WGL Holdings                                           2,210              75
   Wisconsin Energy                                       6,140             277
                                                                  --------------
                                                                          6,352
                                                                  --------------
Total Common Stock
   (Cost $103,562) ($ Thousands)                                        104,341
                                                                  --------------

PREFERRED STOCK -- 0.1%

FINANCIALS -- 0.1%
   Thornburg Mortgage                                     2,903              81
                                                                  --------------
Total Preferred Stock
   (Cost $73) ($ Thousands)                                                  81
                                                                  --------------


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         119

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                          Contracts/Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
PURCHASED OPTION -- 0.0%
   June 2008 U.S. Ten Year Treasury Call,
      Expires 06/16/08,
      Strike Price: $95.00*                                   7   $          12
                                                                  --------------
Total Purchased Option
   (Cost $3) ($ Thousands)                                                   12
                                                                  --------------

                                                      Number of
                                                       Warrants
                                                      ---------
WARRANTS -- 0.0%
   Rentech, Expires 04/25/12 (I) (J)*                     1,000               1
   Titanium Asset Management,
      Expires 06/21/11*                                   8,400               9
                                                                  --------------
Total Warrants
   (Cost $--) ($ Thousands)                                                  10
                                                                  --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
OBLIGATIONS -- 16.2%
   FHLMC
         6.000%, 02/01/22                             $   2,641           2,675
   FHLMC CMO STRIPS, Ser 232,
     Cl IO, IO
         5.000%, 08/01/35                                 4,078           1,074
   FNMA
         5.500%, 10/01/22                                 1,000             967
         5.000%, 07/01/35 to 05/01/36                     2,205           2,107
   FNMA (G)
         5.580%, 03/12/08                                   275             270
         5.345%, 11/02/07                                   975             971
   FNMA CMO STRIPS, Ser 360,
     Cl 2, IO
         5.000%, 08/01/35                                   746             196
   FNMA TBA
         6.500%, 10/01/37 to 11/15/37                     2,000           2,035
         6.000%, 10/20/21 to 11/01/37                     2,000           2,037
         5.500%, 10/15/22                                 6,300           6,284
         5.000%, 10/01/22                                 1,000           1,006
   GNMA ARM
         5.000%, 04/20/35                                   328             327
         4.500%, 03/20/37                                 1,244           1,238
                                                                  --------------
Total U.S. Government Agency
   Mortgage-Backed Obligations
   (Cost $21,059) ($ Thousands)                                          21,187
                                                                  --------------

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 11.5%

MORTGAGE RELATED SECURITIES -- 11.5%
   American Home Mortgage Investment
      Trust, Ser 2004-3, Cl 2A (E)
         3.590%, 03/01/08                         $         230   $         227
   American Home Mortgage Investment
      Trust, Ser 2005-1, Cl 4A1 (E)
         4.992%, 10/01/07                                   118             119
   American Home Mortgage Investment
      Trust, Ser 2005-4, Cl 5A (E)
         5.350%, 10/25/07                                   529             523
   Bear Stearns Alternative Trust,
      Ser 2004-12, Cl 2A2 (E)
         5.011%, 10/01/07                                   309             307
   Bear Stearns Asset-Backed Securities,
      Ser 2007-HE4, Cl 1A1 (E)
         5.440%, 10/31/07                                   443             440
   Carrington Mortgage Loan Trust,
      Ser 2007-FRE1, Cl A1 (E)
         5.625%, 10/25/07                                   327             325
   Citigroup Mortgage Loan Trust,
      Ser 2007-AR5, Cl 1A2A (E)
         5.621%, 10/01/07                                   432             434
   Countrywide Asset-Backed Certificates,
      Ser 2007-BC1, Cl M1 (E)
         5.381%, 10/31/07                                   400             354
   Countrywide Home Loans,
      Ser 2007-HYB1, Cl 1A1 (E)
         5.569%, 10/01/07                                   446             447
   Countrywide Home Loans,
      Ser 2007-HYB2, Cl 3A1 (E)
         5.468%, 10/01/07                                    95              94
   Credit-Based Asset Servicing,
      Ser 2007-CB3, Cl A1 (F)
         5.766%, 03/25/37                                     5               5
   Credit-Based Asset Servicing,
      Ser 2007-CB4, Cl A1A (E)
         5.595%, 10/27/07                                   452             447
   Credit-Based Asset Servicing,
      Ser 2007-CB4, Cl A2A (F)
         5.844%, 04/25/37                                   452             449
   First Franklin Mortgage Loan Asset,
      Ser 2006-FF12, Cl A2 (E)
         5.545%, 10/25/07                                   187             185
   First Franklin Mortgage Loan,
      Ser 2006-FF14, Cl A2 (E)
         5.565%, 10/25/07                                   429             423
   GMAC Mortgage Loan Trust,
      Ser 2007-HE1, Cl A2 (E)
         5.621%, 08/25/37                                   216             214


--------------------------------------------------------------------------------
120         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   GS Mortgage Securities,
      Ser 2007-GG10, Cl A4 (E)
         5.993%, 08/10/45                         $         100   $         102
   GSAMP Trust, Ser 2007-HE2,
      Cl A2A (E)
         5.440%, 10/20/07                                   344             341
   Home Equity Mortgage Trust,
      Ser 2007-2, Cl 2A1A (E)
         5.650%, 10/31/07                                   448             442
   Impac Secured Assets CMO Owners
      Trust, Ser 2007-2, Cl 1A1A (E)
         5.615%, 05/25/37                                   380             378
   Impac Secured Assets CMO Owners
      Trust, Ser 2007-3, Cl 1A1A (E)
         5.241%, 10/31/07                                   462             460
   Indymac Residential Asset-Backed
      Trust, Ser 2007-A, Cl 2A1 (E)
         5.261%, 10/12/07                                   326             324
   JPMorgan Chase Commercial Mortgage
      Securities, Ser 2006-CB17, Cl A4
         5.429%, 12/12/43                                   200             198
   Lehman XS Trust, Ser 2007-4N,
      Cl 1A1 (E)
         5.450%, 03/25/47                                   362             359
   Merrill Lynch Mortgage Investors,
      Ser 2005-A4, Cl 1A (E)
         5.136%, 10/01/07                                   221             225
   Merrill Lynch Mortgage Investors,
      Ser 2007-HE2, Cl A2A (E)
         5.625%, 10/30/07                                   374             371
   Merrill Lynch Mortgage Investors,
      Ser 2007-MLN1, Cl A2A (E)
         5.241%, 10/26/07                                   501             497
   Morgan Stanley Mortgage Loan Trust,
      Ser 2007-11AR, Cl 2A5 (E)
         6.000%, 10/01/07                                    97              97
   Novastar Home Equity Loan,
      Ser 2007-1, Cl A2A1 (E)
         5.420%, 10/31/07                                   351             347
   Option One Mortgage Loan Trust,
      Ser 2007-5, Cl 2A1 (E)
         5.221%, 10/27/07                                   459             456
   Option One Mortgage Loan Trust,
      Ser 2007-HL1, Cl 2A1 (E)
         5.625%, 10/26/07                                   455             452
   RAAC, Ser 2007-SP1, Cl A1 (E)
         5.655%, 10/10/07                                   328             325
   Renaissance Home Equity Loan Trust,
      Ser 2007-1, Cl AV1 (E)
         5.261%, 10/29/07                                   345             342

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Residential Asset Securities,
      Ser 2007-KS3, Cl A1A (E)
         5.241%, 04/25/37                         $         373   $         371
   Residential Funding Mortgage
      Securities, Ser 2007-HI1, Cl A1 (E)
         5.450%, 03/25/37                                   346             343
   Securitized Asset-Backed
      Receivables LLC, Ser 2007-HE1,
      Cl M1 (E)
         5.381%, 10/30/07                                   500             415
   Structured Adjustable Rate Mortgage
      Loan, Ser 2007-3, Cl 2A1 (E)
         5.983%, 10/01/07                                   490             495
   Structured Adjustable Rate Mortgage
      Loan, Ser 2007-9, Cl 2A1
         0.000%, 10/16/37                                   500             501
   Structured Asset Investment Loan,
      Ser 2003-BC4, Cl M2 (E)
         8.320%, 10/25/07                                    80              75
   Structured Asset Securities
      Corporation, Ser 2007-EQ1, Cl A2 (E)
         5.221%, 10/31/07                                   448             444
   Washington Mutual Mortgage Pass-
      Through Certificates,
      Ser 2007-HY2, Cl 1A1 (E)
         5.776%, 04/25/37                                   470             476
   Washington Mutual Mortgage Pass-
      Through Certificates,
      Ser 2007-HY4, Cl 1A1 (E)
         5.560%, 10/01/07                                   367             366
   Washington Mutual Mortgage Pass-
      Through Certificates,
      Ser 2007-HY6, Cl 1A1 (E)
         5.707%, 06/25/37                                   377             375
   Wells Fargo Home Equity Trust,
      Ser 2007-2, Cl A1
         5.595%, 10/20/07                                   477             473
                                                                  --------------
Total Asset-Backed Securities
   (Cost $15,245) ($ Thousands)                                          15,043
                                                                  --------------

CORPORATE OBLIGATIONS -- 0.6%

CONSUMER DISCRETIONARY -- 0.1%
   Time Warner
         6.875%, 05/01/12                                    70              73
                                                                  --------------
ENERGY -- 0.0%
   Weatherford International (H)
         5.950%, 06/15/12                                    20              20
                                                                  --------------


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         121

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                ($ Thousands)/Shares   ($ Thousands)
--------------------------------------------------------------------------------
FINANCIALS -- 0.4%
   CIT Group
         5.000%, 02/13/14                         $          85   $          77
   Capmark Financial Group (H)
         6.300%, 05/10/17                                     5               4
         5.875%, 05/10/12                                    10               9
   Discover Financial Services (H)
         6.450%, 06/12/17                                    10              10
   Genworth Financial
         5.650%, 06/15/12                                    60              61
   HSBC Finance
         6.375%, 10/15/11                                    70              72
   Lehman Brothers Holdings MTN
         5.250%, 02/06/12                                    65              64
   Morgan Stanley MTN, Ser G
         5.660%, 10/04/07                                   100              97
   Prudential Financial MTN
         5.800%, 06/15/12                                    20              20
   Residential Capital LLC
         6.500%, 04/17/13                                   195             158
   iStar Financial, Ser 1
         5.875%, 03/15/16                                    45              40
                                                                  --------------
                                                                            612
                                                                  --------------
INDUSTRIALS -- 0.0%
   US Steel
         5.650%, 06/01/13                                    15              15
                                                                  --------------
TELECOMMUNICATION SERVICES -- 0.0%
   Vodafone Group PLC
         5.350%, 02/27/12                                    15              15
                                                                  --------------
UTILITIES -- 0.1%
   Exelon Generation
         6.950%, 06/15/11                                    70              73
                                                                  --------------
Total Corporate Obligations
   (Cost $865) ($ Thousands)                                                808
                                                                  --------------
CONVERTIBLE BOND -- 0.1%
   Nova BioSource CV to 273.2240
         10.000%, 09/30/12                                  153             153
                                                                  --------------
Total Convertible Bond
   (Cost $153) ($ Thousands)                                                153
                                                                  --------------
CASH EQUIVALENT**++ -- 8.1%
   SEI Daily Income Trust,
      Prime Obligation Fund, Cl A,
      5.350%                                         10,566,416          10,566
                                                                  --------------
Total Cash Equivalent
   (Cost $10,566) ($ Thousands)                                          10,566
                                                                  --------------

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                ($ Thousands)/Shares   ($ Thousands)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 0.4%
   U.S. Treasury Bills (A) (B)
         4.017%, 11/23/07                         $         320   $         318
         3.900%, 12/20/07                                    20              20
   U.S. Treasury Bonds TIPS
         2.375%, 04/15/11                                   182             184
                                                                  --------------
Total U.S. Treasury Obligations
   (Cost $519) ($ Thousands)                                                522
                                                                  --------------
Total Investments -- 116.8%
   (Cost $152,045) ($ Thousands)                                  $     152,723
                                                                  ==============

COMMON STOCK SOLD SHORT -- (5.9)%

CONSUMER DISCRETIONARY -- (1.9)%
   Ambassadors International                             (1,300)            (32)
   Beazer Homes USA                                      (1,300)            (11)
   Borders Group                                         (7,100)            (95)
   Cache*                                                (9,007)           (161)
   California Coastal Communities*                       (9,496)           (117)
   Carmax*                                               (4,780)            (97)
   Century Casinos*                                     (19,993)           (122)
   Corinthian Colleges*                                  (7,900)           (126)
   Cosi*                                                 (5,241)            (18)
   Directed Electronics*                                (17,273)            (69)
   Fleetwood Enterprises*                                (5,600)            (48)
   Furniture Brands International                        (9,600)            (97)
   H&R Block                                             (8,700)           (184)
   Lakes Entertainment*                                 (12,470)           (119)
   Levitt, Cl A                                         (17,455)            (35)
   Lifetime Brands                                       (4,467)            (91)
   Lithia Motors, Cl A                                   (5,600)            (96)
   M/I Homes                                             (1,300)            (18)
   MarineMax*                                           (11,532)           (168)
   Peets Coffee & Tea*                                   (5,752)           (161)
   Pier 1 Imports                                        (4,800)            (23)
   Quiksilver*                                           (3,700)            (53)
   Ruth's Chris Steak House*                             (3,658)            (52)
   Scientific Games, Cl A*                               (1,300)            (49)
   Standard-Pacific                                      (4,500)            (25)
   Tivo*                                                 (9,976)            (62)
   Toll Brothers*                                        (6,600)           (132)
   Urban Outfitters*                                     (1,325)            (28)
   Visteon*                                              (5,700)            (28)
   Zale*                                                 (8,200)           (190)
                                                                  --------------
                                                                         (2,507)
                                                                  --------------

CONSUMER STAPLES -- (0.1)%
   Medifast*                                            (11,788)            (66)
   Rite Aid*                                            (18,073)            (83)
                                                                  --------------
                                                                           (149)
                                                                  --------------


--------------------------------------------------------------------------------
122         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
ENERGY -- (0.3)%
   Crosstex Energy                                       (1,700)  $         (64)
   Harvest Natural Resources*                            (1,700)            (20)
   Peabody Energy                                        (2,900)           (139)
   Petroleum Development*                                (2,600)           (115)
   TXCO Resources*                                       (2,300)            (21)
   Warren Resources*                                     (2,100)            (26)
   World Fuel Services                                     (700)            (29)
                                                                  --------------
                                                                           (414)
                                                                  --------------
FINANCIALS -- (0.6)%
   Baldwin & Lyons, Cl B                                   (415)            (11)
   Cardinal Financial                                    (6,973)            (70)
   Cousins Properties+                                   (1,300)            (38)
   Healthcare Realty Trust+                              (1,600)            (43)
   Maguire Properties+                                   (3,900)           (101)
   Meruelo Maddux Properties*                            (2,800)            (17)
   Plum Creek Timber+                                    (4,500)           (202)
   PMA Capital, Cl A*                                   (10,952)           (104)
   Post Properties+                                        (300)            (12)
   Thomas Weisel Partners Group*                         (1,600)            (23)
   Westfield Financial                                   (8,674)            (84)
   White Mountains Insurance Group                         (140)            (73)
   Yardville National Bancorp                            (1,459)            (48)
                                                                  --------------
                                                                           (826)
                                                                  --------------
HEALTH CARE -- (0.6)%
   Abiomed*                                              (3,000)            (37)
   Akorn*                                                (1,600)            (12)
   BioMimetric Therapeutics*                             (1,400)            (19)
   Cadence Pharmaceuticals*                              (1,800)            (25)
   DexCom*                                               (1,417)            (14)
   Five Star Quality Care*                              (13,954)           (115)
   I-Flow*                                               (1,400)            (26)
   Keryx Biopharmaceuticals*                               (873)             (9)
   Metabolix*                                            (3,100)            (75)
   Minrad International*                                (25,141)           (120)
   Northstar Neuroscience*                               (2,700)            (30)
   NxStage Medical*                                      (1,400)            (20)
   Omnicare                                                (700)            (23)
   Spectranetics*                                       (10,923)           (147)
   Stereotaxis*                                          (2,500)            (35)
   Volcano*                                              (1,000)            (17)
                                                                  --------------
                                                                           (724)
                                                                  --------------
INDUSTRIALS -- (0.8)%
   Albany International, Cl A                              (700)            (26)
   Casella Waste Systems, Cl A*                          (1,900)            (24)
   Donaldson                                             (3,334)           (139)
   Flanders*                                            (21,323)            (97)
   Healthcare Services Group                             (2,600)            (53)

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Innovative Solutions & Support*                       (4,572)  $         (87)
   Insituform Technologies, Cl A*                        (4,800)            (73)
   Insteel Industries                                    (7,323)           (112)
   Owens Corning*                                        (3,000)            (75)
   People Support*                                      (12,197)           (146)
   Tecumseh Products, Cl A*                              (3,400)            (66)
   Titan International                                   (4,700)           (150)
                                                                  --------------
                                                                         (1,048)
                                                                  --------------
INFORMATION TECHNOLOGY -- (0.6)%
   Akamai Technologies*                                    (730)            (21)
   DTS*                                                  (5,321)           (162)
   Echelon*                                              (1,500)            (38)
   Hypercom*                                            (11,565)            (52)
   Iron Mountain*                                          (487)            (15)
   LivePerson*                                          (19,452)           (120)
   Online Resources*                                     (8,927)           (113)
   PDF Solutions*                                        (2,722)            (27)
   Red Hat*                                              (1,417)            (28)
   Rogers*                                               (3,800)           (156)
   SourceForge*                                         (29,298)            (71)
                                                                  --------------
                                                                           (803)
                                                                  --------------
MATERIALS -- (0.5)%
   Glatfelter                                           (11,037)           (164)
   Louisiana-Pacific                                     (9,300)           (158)
   Royal Gold                                            (2,337)            (76)
   Stillwater Mining*                                    (5,300)            (55)
   Titanium Metals                                       (3,810)           (128)
                                                                  --------------
                                                                           (581)
                                                                  --------------
TELECOMMUNICATION SERVICES -- (0.0)%
   Cogent Communications Group*                          (1,700)            (41)
                                                                  --------------
UTILITIES -- (0.5)%
   California Water Service Group                        (2,630)           (101)
   EnergySouth                                           (2,693)           (136)
   Integrys Energy Group                                 (3,100)           (159)
   ITC Holdings                                          (1,400)            (69)
   Laclede Group                                           (900)            (29)
   SJW                                                   (2,548)            (87)
   South Jersey Industries                                 (900)            (32)
                                                                  --------------
                                                                           (613)
                                                                  --------------
Total Common Stock Sold Short
   (Proceeds $(8,591)) ($ Thousands)                                     (7,706)
                                                                  --------------


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         123

SCHEDULE OF INVESTMENTS

Small/Mid Cap Diversified Alpha Fund (Concluded)

September 30, 2007

--------------------------------------------------------------------------------
                                                                  Market Value
Description                                           Contracts   ($ Thousands)
--------------------------------------------------------------------------------
WRITTEN OPTION -- 0.0%
   June 2008 U.S. Ten Year Treasury Call,
      Expires 06/16/08,
      Strike Price: $95.50*                                  (7)  $          (7)
                                                                  -------------

Total Written Option
   (Proceeds Received $(1)) ($ Thousands)                                    (7)
                                                                  -------------

                                                      Number of
                                                         Rights
                                                      ---------
RIGHTS -- 0.0%
   Levitt, Expires 10/1/2007*                           (87,998)             (1)
                                                                  -------------

Total Rights
   (Proceeds $--) ($ Thousands)                                              (1)
                                                                  -------------

A summary of the open futures contracts held by the Fund at September 30, 2007, is as follows (see Note 2 in Notes to Financial Statements):

--------------------------------------------------------------------------------
                                                                     UNREALIZED
                                                                   APPRECIATION
TYPE OF                           NUMBER OF      EXPIRATION      (DEPRECIATION)
CONTRACT                          CONTRACTS            DATE       ($ THOUSANDS)
--------------------------------------------------------------------------------
90-Day Euro$                             (8)      Mar-2008               $   (4)
90-Day Euro$                             (6)      Mar-2009                   (4)
90-Day Euro$                             (7)      Mar-2010                   (1)
90-Day Euro$                             (7)      Mar-2011                    1
90-Day Euro$                             (6)      Mar-2012                    2
90-Day Euro$                              5       Jun-2008                    9
90-Day Euro$                             11       Jun-2009                    8
90-Day Euro$                            (25)      Jun-2010                   (6)
90-Day Euro$                             (6)      Jun-2011                    1
90-Day Euro$                             (1)      Jun-2012                   --
90-Day Euro$                             (4)      Sep-2008                   (3)
90-Day Euro$                             11       Sep-2009                    6
90-Day Euro$                             (7)      Sep-2010                   --
90-Day Euro$                             (6)      Sep-2011                    1
90-Day Euro$                              1       Sep-2012                   --
90-Day Euro$                            (18)      Dec-2007                   (5)
90-Day Euro$                            (20)      Dec-2008                  (21)
90-Day Euro$                             (7)      Dec-2009                   (2)
90-Day Euro$                             (7)      Dec-2010                   --
90-Day Euro$                             (6)      Dec-2011                    2
Russell 2000 Index E-MINI               182       Dec-2007                   26
S&P 400 Index E-MINI                    180       Dec-2007                  117
U.S. 2-Year Note                          3       Dec-2007                    4
U.S. 5-Year Note                        (16)      Dec-2007                   (5)
U.S. 10-Year Note                        14       Dec-2007                   11
                                                                         ------
                                                                         $  137
                                                                         ======

A summary of outstanding swap agreements held by the Fund at September 30, 2007, is as follows (see Note 2 in Notes to Financial Statements):

---------------------------------------------------------------------------------------------------------------------
                                                  TOTAL RETURN SWAPS
---------------------------------------------------------------------------------------------------------------------
                                                                                                       NET UNREALIZED
                                                                                            NOTIONAL     APPRECIATION
                                                                          EXPIRATION          AMOUNT   (DEPRECIATION)
DESCRIPTION                                                                     DATE   ($ THOUSANDS)    ($ THOUSANDS)
---------------------------------------------------------------------------------------------------------------------
The Fund receives payment on the monthly reset spread from Bank of
   America--CMBS AAA 10 YR Index plus 20 basis points times the notional amount. The Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates over the payment period. (Counter Party:
   Goldman Sachs International)                                             10/31/07       $   4,000           $   14

The Fund receives payment on the monthly reset spread from Bank of
   America--CMBS AAA 10 YR Index minus 10 basis points times the notional amount. The Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates over the payment period. (Counter Party:
   Goldman Sachs International)                                             02/29/08           4,000               14

The Fund delivers payment on the monthly reset spread from Lehman
   Brothers--CMBS AAA 8.5 Index plus 35 basis points times the notional amount. The Fund delivers payment if the return on the spread appreciates over the payment period and receives payment if the return on the spread depreciates over the payment period.
   (Counter Party: Wachovia)                                                11/01/07          (3,000)             (18)

The Fund receives payment on the monthly reset spread from Lehman
   Brothers--CMBS AAA 8.5 Index plus 10 basis points times the notional amount. The Fund receives payment if the return on the spread appreciates over the payment period and pays if the return on the spread depreciates over the payment period. (Counter Party:
   Wachovia)                                                                12/31/07           8,000               49
                                                                                                               ------
                                                                                                               $   59
                                                                                                               ======

---------------------------------------------------------------------------------------------------------------------
                                                  CREDIT DEFAULT SWAPS
---------------------------------------------------------------------------------------------------------------------
                                                                                                       NET UNREALIZED
                                                                                            NOTIONAL     APPRECIATION
                                                                          EXPIRATION          AMOUNT   (DEPRECIATION)
DESCRIPTION                                                                     DATE   ($ THOUSANDS)    ($ THOUSANDS)
---------------------------------------------------------------------------------------------------------------------
Fund receives a monthly payment of 0.013% (0.150% per annum) times notional amount of ABX.HE.AA 07-1 Index. Upon a defined credit event the Fund pays the notional amount and takes receipt of the
   deliverable obligation. (Counter Party: Bank of America)                 08/25/37       $    (250)         $     4

Fund receives a monthly payment of 0.053% (0.640% per annum) times notional amount of ABX.HE.A 07-1 Index. Upon a defined credit event the Fund pays the notional amount and takes receipt of the
   deliverable obligation. (Counter Party: Bank of America)                 08/25/37          (1,000)            (406)

Fund receives a monthly payment of 0.053% (0.640% per annum) times notional amount of ABX.HE.A 07-1 Index. Upon a defined credit event the Fund pays the notional amount and takes receipt of the
   deliverable obligation. (Counter Party: Barclays)                        07/25/45            (550)            (172)

Fund receives a monthly payment of 0.053% (0.64% per annum) times notional amount of ABX.HE.A 07-1 Index. Upon a defined credit event the Fund pays the notional amount and takes receipt of the
   deliverable obligation. (Counter Party: JPMorgan Chase)                  08/25/37            (500)            (217)

Fund receives a monthly payment of 0.037% (0.440% per annum) times notional amount of ABX.HE.A 06-2 Index. Upon a defined credit event the Fund pays the notional amount and takes receipt of the
   deliverable obligation. (Counter Party: Bank of America)                 05/24/46          (1,750)            (508)

Fund receives a monthly payment of 0.014% (0.170% per annum) times notional amount of ABX.HE.AA 06-2 Index. Upon a defined credit event the Fund pays the notional amount and takes receipt of the
   deliverable obligation. (Counter Party: Bank of America)                 05/25/46            (250)              18


--------------------------------------------------------------------------------
124         SEI Institutional Managed Trust / Annual Report / September 30, 2007

---------------------------------------------------------------------------------------------------------------------
                                                                                                       NET UNREALIZED
                                                                                            NOTIONAL     APPRECIATION
                                                                          EXPIRATION          AMOUNT   (DEPRECIATION)
DESCRIPTION                                                                     DATE   ($ THOUSANDS)    ($ THOUSANDS)
---------------------------------------------------------------------------------------------------------------------
Fund receives a monthly payment of 0.014% (0.170% per annum) times notional amount of ABX.HE.AA 06-2 Index. Upon a defined credit event the Fund pays the notional amount and takes receipt of the
   deliverable obligation. (Counter Party: Barclays)                        05/25/46       $    (250)       $      (4)

Fund receives a monthly payment of 0.014% (0.17% per annum) times notional amount of ABX.HE.AA 06-2 Index. Upon a defined credit event the Fund pays the notional amount and takes receipt of the
   deliverable obligation. (Counter Party: Wachovia)                        05/25/46          (1,000)             104

Fund receives a monthly payment of 0.014% (0.17% per annum) times notional amount of ABX.HE.AA 06-2 Index. Upon a defined credit event the Fund pays the notional amount and takes receipt of the
   deliverable obligation. (Counter Party: Wachovia)                        05/25/46            (340)              42

Fund receives a monthly payment of 0.013% (0.150% per annum) times notional amount of ABX.HE.AA 07-1 Index. Upon a defined credit event the Fund pays the notional amount and takes receipt of the
   deliverable obligation. (Counter Party: JPMorgan Chase)                  08/25/37          (1,700)             (46)

Fund receives a monthly payment of 0.013% (0.150% per annum) times notional amount of ABX.HE.AA 07-1 Index. Upon a defined credit event the Fund pays the notional amount and takes receipt of the
   deliverable obligation. (Counter Party: JPMorgan Chase)                  08/25/37            (900)             (14)

Fund receives a monthly payment of 0.045% (0.540% per annum) times notional amount of ABX.HE.A 06-1 Index. Upon a defined credit event the Fund pays the notional amount and takes receipt of the
   deliverable obligation. (Counter Party: Wachovia)                        07/25/45            (150)             (16)
                                                                                                            ---------
                                                                                                            $  (1,215)
                                                                                                            =========

Percentages are based on Net Assets of $130,707 ($ Thousands).

*     Non-Income Producing Security.

**    Rate shown is the 7-day effective yield as of September 30, 2007.

+     Real Estate Investment Trust.

++    Investment in Affiliated Security (see Note 3).

(A) Security, or portion thereof, has been pledged as collateral on open futures contracts.

(B)   The rate reported is the effective yield at time of purchase.

(C) All or a portion of this security has been pledged as collateral for securities sold short. The total market value of collateral for securities sold short at September 30, 2007 was $32,160 ($ Thousands).

(D) This security is traded on a foreign stock exchange. The total market value of such securities as of September 30, 2007 was $3,428 ($ Thousands) and represented 2.62% of Net Assets.

(E) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2007.

(F) Step Bonds -- The rate reflected on the Schedule of Investments is the effective yield on September 30, 2007. The coupon on a step bond changes on a specified date.

(G) Zero Coupon Bond -- The rate shown is the effective yield at time of purchase.

(H) Security sold within the terms of a private placedment memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(I) Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2007 was $420 ($ Thousands) and represented 0.32% of Net Assets.

(J) Security considered illiquid and restricted. The total market value of such securities at September 30, 2007 was $420 ($ Thousands) and represented 0.32% of Net Assets.

--------------------------------------------------------------------------------

Description
--------------------------------------------------------------------------------

ADR -- American Depositary Receipt
ARM -- Adjustable Rate Mortgage
Cl -- Class
CMBS -- Commercial Mortgage-Backed Securities
CMO -- Collateralized Mortgage Obligation
CV -- Convertible Security
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
IO -- Interest Only
LLC -- Limited Liability Company
LP -- Limited Partnership
Ltd. -- Limited
MTN -- Medium Term Note
PIPE -- Private Investment in Public Entity
PLC -- Public Limited Company
Ser -- Series
STRIPS -- Separately Traded Registered Interest and Principal Securities TBA -- To Be Announced
TIPS -- Treasury Inflation-Protected Securities

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         125

SCHEDULE OF INVESTMENTS

Mid-Cap Fund

September 30, 2007
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS# (UNAUDITED):

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

17.7%   Information Technology
17.1%   Financials
13.4%   Industrials
13.4%   Consumer Discretionary
 8.0%   Health Care
 7.1%   Utilities
 7.1%   Energy
 6.7%   Materials
 5.1%   Consumer Staples
 2.7%   Telecommunication Services
 1.6%   Short-Term Investment
 0.1%   U.S. Treasury Obligation

#Percentages based on total investments.

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.1%

CONSUMER DISCRETIONARY -- 13.4%
   Abercrombie & Fitch, Cl A                                200   $          16
   American Eagle Outfitters                              3,300              87
   AnnTaylor Stores*                                     17,000             538
   Asbury Automotive Group                                7,800             154
   Autoliv                                                  900              54
   Autonation*                                            5,900             105
   Big Lots*                                             29,100             868
   Black & Decker                                         1,800             150
   Boyd Gaming                                           20,200             866
   Brinker International                                 44,100           1,210
   Cheesecake Factory*                                    8,000             188
   Coach*                                                 4,900             232
   Darden Restaurants                                    44,500           1,863
   Discovery Holding, Cl A*                               1,400              40
   Dollar Tree Stores*                                   45,700           1,853
   EchoStar Communications, Cl A*                        48,200           2,256
   Family Dollar Stores                                   3,900             104
   Gannett                                                4,200             184
   Goodyear Tire & Rubber*                                  500              15
   H&R Block                                              2,800              59
   Hanesbrands*                                          34,800             976
   Harley-Davidson                                        3,500             162
   Hasbro                                                26,500             739
   IAC/InterActive*                                       4,600             136
   International Speedway, Cl A                           1,100              50
   ITT Educational Services*                                700              85
   J.C. Penney                                            5,300             336
   Jack in the Box*                                       3,000             194
   Lamar Advertising, Cl A                                5,700             279
   Liberty Media Holding-Capital, Ser A*                  1,800             225
   Limited Brands                                         1,000              23
   Mattel                                                78,700           1,846
   McGraw-Hill                                            1,000              51
   Meredith                                              16,900             968
   Newell Rubbermaid                                      2,100              61

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Nordstrom                                              6,600   $         309
   Nutri/System*                                         14,200             666
   NVR*                                                   2,600           1,223
   Penn National Gaming*                                  1,400              83
   PetSmart                                               5,600             179
   RadioShack                                            37,200             769
   Regal Entertainment Group, Cl A                       76,500           1,679
   Snap-On                                                4,000             198
   Steven Madden                                          9,200             174
   TJX                                                   18,400             535
   TRW Automotive Holdings*                               7,600             241
   VF                                                     3,900             315
   Weight Watchers International                            500              29
   Whirlpool                                              3,500             312
   Wolverine World Wide                                   2,300              63
   Wyndham Worldwide                                      9,900             324
   Wynn Resorts                                           1,500             236
   Yum! Brands                                            5,200             176
                                                                  --------------
                                                                         24,484
                                                                  --------------
CONSUMER STAPLES -- 5.1%
   Campbell Soup                                          5,600             207
   Clorox                                                 4,600             281
   Coca-Cola Enterprises                                 68,700           1,664
   Constellation Brands, Cl A*                            6,600             160
   Corn Products International                           18,800             862
   Energizer Holdings*                                      500              55
   Herbalife                                              5,300             241
   HJ Heinz                                               2,500             116
   Kroger                                                 5,900             168
   Molson Coors Brewing, Cl B                            13,700           1,366
   NBTY*                                                 36,900           1,498
   Nu Skin Enterprises, Cl A                             13,000             210
   Pepsi Bottling Group                                  16,000             595
   Safeway                                               43,100           1,427
   Sara Lee                                               1,100              18
   Supervalu                                              7,800             304
   Tyson Foods, Cl A                                      6,700             120
                                                                  --------------
                                                                          9,292
                                                                  --------------
ENERGY -- 7.1%
   Cameron International*                                 4,900             452
   Chesapeake Energy                                     11,800             416
   El Paso                                               83,000           1,409
   FMC Technologies*                                      5,800             334
   Frontier Oil                                             700              29
   Global Industries*                                    18,700             482
   Helmerich & Payne                                      5,400             177
   Hess                                                   6,800             452
   Holly                                                  6,900             413
   Hornbeck Offshore Services*                            4,300             158
   Murphy Oil                                             5,800             405


--------------------------------------------------------------------------------
126         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   National Oilwell Varco*                                9,900   $       1,431
   Noble                                                 20,600           1,011
   Noble Energy                                          34,600           2,423
   SEACOR Holdings*                                      15,400           1,465
   Spectra Energy                                         1,300              32
   Sunoco                                                 4,900             347
   Tidewater                                             24,300           1,527
   Western Refining                                         300              12
   Williams                                               3,000             102
                                                                  --------------
                                                                         13,077
                                                                  --------------
FINANCIALS -- 17.0%
   Affiliated Managers Group*                            14,700           1,874
   AMBAC Financial Group                                  4,900             308
   American Financial Group                               9,200             262
   Annaly Capital Management+                           119,700           1,907
   Arch Capital Group*                                    2,700             201
   Axis Capital Holdings                                  7,900             307
   Bank of Hawaii                                        12,500             661
   Brandywine Realty Trust+                              10,400             263
   Castlepoint Holdings                                   5,000              58
   CB Richard Ellis Group, Cl A*                         54,900           1,528
   CBRE Realty Finance+*                                  1,800              11
   CIT Group                                              7,400             298
   CNA Financial                                         41,100           1,616
   Colonial BancGroup                                    12,000             259
   Colonial Properties Trust+                             1,000              34
   Comerica                                              28,700           1,472
   Community Bancorp*                                       800              20
   Crystal River Capital+                                 6,200             104
   Duke Realty+                                           4,500             152
   East West Bancorp                                      9,600             345
   Endurance Specialty Holdings                          23,100             960
   Everest Re Group                                       1,300             143
   First Marblehead                                       4,000             152
   General Growth Properties+                             7,300             391
   Genworth Financial, Cl A                              13,300             409
   Gramercy Capital+                                      1,900              48
   Health Care+                                          44,400           1,964
   Hospitality Properties Trust+                         48,500           1,972
   Hudson City Bancorp                                   19,900             306
   Huntington Bancshares                                 17,500             297
   iStar Financial+                                      52,600           1,788
   Janus Capital Group                                   11,400             322
   Jones Lang LaSalle                                    17,700           1,819
   Keycorp                                                8,900             288
   Lazard, Cl A                                           2,100              89
   Legg Mason                                            23,000           1,939
   Leucadia National                                      3,200             154
   MBIA                                                   5,300             324
   MGIC Investment                                        5,300             171

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   National City                                            700   $          18
   Nationwide Financial Services, Cl A                   33,100           1,782
   Newcastle Investment+                                  8,500             150
   NorthStar Realty Finance+                             24,100             239
   Philadelphia Consolidated Holding*                    12,700             525
   Popular                                               22,400             275
   Radian Group                                             700              16
   Safeco                                                 2,400             147
   Synovus Financial                                     29,100             816
   TD Ameritrade Holding*                                16,000             292
   Thomas Properties Group                                3,000              36
   Torchmark                                             11,800             735
   Transatlantic Holdings                                 6,400             450
   Wilmington Trust                                         500              20
   WR Berkley                                             4,500             133
   XL Capital, Cl A                                       5,100             404
                                                                  --------------
                                                                         31,254
                                                                  --------------
HEALTH CARE -- 8.0%
   AmerisourceBergen                                        800              36
   Cephalon*                                              4,900             358
   Cerner*                                                1,800             108
   Charles River Laboratories
     International*                                         200              11
   Cigna                                                 11,400             607
   Covance*                                               4,000             312
   Coventry Health Care*                                 34,600           2,152
   Dentsply International                                 5,000             208
   Express Scripts*                                       6,600             368
   Forest Laboratories*                                  37,200           1,387
   Health Net*                                            6,400             346
   Hillenbrand Industries                                   500              28
   Humana*                                               34,100           2,383
   Idexx Laboratories*                                    2,200             241
   Intuitive Surgical*                                    2,200             506
   Invitrogen*                                            5,300             433
   Kinetic Concepts*                                     31,500           1,773
   King Pharmaceuticals*                                 36,300             425
   Laboratory of America Holdings*                        4,000             313
   PDL BioPharma*                                         8,400             182
   PerkinElmer                                            4,300             126
   Providence Service*                                    2,300              68
   Quidel*                                                7,100             139
   St. Jude Medical*                                      5,200             229
   Techne*                                                7,200             454
   Waters*                                                9,500             636
   WellCare Health Plans*                                 7,700             812
                                                                  --------------
                                                                         14,641
                                                                  --------------


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         127

SCHEDULE OF INVESTMENTS

Mid-Cap Fund (Concluded)

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
INDUSTRIALS -- 13.3%
   Acuity Brands                                          2,200   $         111
   AGCO*                                                 18,600             944
   Alliant Techsystems*                                   2,200             240
   Allied Waste Industries*                             106,300           1,355
   American Standard                                     34,700           1,236
   AMR*                                                   6,100             136
   Con-way                                               29,500           1,357
   Continental Airlines, Cl B*                            9,600             317
   Cooper Industries, Cl A                                1,800              92
   Cummins                                                4,000             512
   Dover                                                    500              25
   Eaton                                                 22,000           2,179
   EMCOR Group*                                           1,600              50
   Fluor                                                  1,100             158
   Gardner Denver*                                       46,500           1,813
   Harsco                                                30,100           1,784
   Hertz Global Holdings*                                46,200           1,050
   HNI                                                    1,000              36
   Hubbell, Cl B                                          2,800             160
   Ingersoll-Rand, Cl A                                   5,700             310
   ITT                                                    4,000             272
   Jacobs Engineering Group*                                700              53
   L-3 Communications Holdings                           16,800           1,716
   Labor Ready*                                          11,500             213
   Manitowoc                                             16,400             726
   Manpower                                               7,600             489
   Masco                                                 13,400             310
   MSC Industrial Direct, Cl A                            3,000             152
   Parker Hannifin                                       19,500           2,181
   Pitney Bowes                                           4,900             223
   Precision Castparts                                    2,000             296
   Republic Services                                     10,400             340
   Robert Half International                              9,100             272
   Rockwell Automation                                    4,900             341
   Rockwell Collins                                       1,400             102
   Roper Industries                                       1,500              98
   RR Donnelley & Sons                                      600              22
   Ryder System                                             400              20
   Stericycle*                                            7,100             406
   Terex*                                                   400              36
   Thomas & Betts*                                       18,300           1,073
   Trinity Industries                                     7,500             282
   UAL*                                                  17,800             828
   United Industrial                                      2,100             158
                                                                  --------------
                                                                         24,474
                                                                  --------------
INFORMATION TECHNOLOGY -- 17.7%
   Activision*                                            2,700              58
   Affiliated Computer Services, Cl A*                    1,700              85
   Agilent Technologies*                                 14,100             520
   Altera                                                11,500             277

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Amphenol, Cl A                                        18,700   $         744
   Avnet*                                                23,700             945
   BMC Software*                                         43,900           1,371
   Broadridge Financial Solutions                        67,000           1,270
   CA                                                       200               5
   Cadence Design Systems*                               16,600             368
   Ciena*                                                 1,600              61
   Cognizant Technology Solutions,
     Cl A*                                                  100               8
   CommScope*                                             1,200              60
   Computer Sciences*                                    21,900           1,224
   Compuware*                                             3,900              31
   Convergys*                                            83,800           1,455
   Dolby Laboratories, Cl A*                             10,200             355
   DST Systems*                                           1,000              86
   Electronic Data Systems                               97,800           2,136
   Exar*                                                 17,900             234
   Fiserv*                                                3,400             173
   Harris                                                12,500             722
   Ingram Micro, Cl A*                                    4,800              94
   Integrated Device Technology*                         90,600           1,402
   Intersil, Cl A                                         8,300             277
   Intuit*                                               13,500             409
   Juniper Networks*                                     11,800             432
   Kla-Tencor                                             7,300             407
   Lam Research*                                         35,800           1,907
   MEMC Electronic Materials*                            29,800           1,754
   Mettler Toledo International*                         21,800           2,224
   National Instruments                                   2,500              86
   National Semiconductor                                 8,500             231
   Network Appliance*                                     9,300             250
   Nvidia*                                               25,500             924
   Seagate Technology                                    45,600           1,166
   Silicon Laboratories*                                    300              13
   SPSS*                                                  3,200             132
   Symantec*                                             15,100             293
   Synopsys*                                             69,600           1,885
   Teradyne*                                             47,300             653
   Varian Semiconductor Equipment
      Associates*                                         5,500             294
   Vishay Intertechnology*                               55,500             723
   Western Digital*                                      72,900           1,846
   Xerox*                                               142,300           2,467
   Xilinx                                                12,700             332
                                                                  --------------
                                                                         32,389
                                                                  --------------
MATERIALS -- 6.7%
   AK Steel Holding*                                     11,800             518
   Albemarle                                             46,700           2,064
   Ball                                                   4,500             242
   Celanese, Ser A                                       39,000           1,520
   Commercial Metals                                      1,000              32


--------------------------------------------------------------------------------
128         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Eastman Chemical                                       5,300   $         354
   Ecolab                                                 8,600             406
   FMC                                                   32,400           1,685
   Lubrizol                                              10,400             677
   Mosaic*                                                5,600             300
   Owens-Illinois*                                        2,200              91
   Packaging of America                                   6,700             195
   Pactiv*                                               62,000           1,777
   PPG Industries                                         3,300             249
   Reliance Steel & Aluminum                              1,900             107
   Smurfit-Stone Container*                              10,000             117
   Sonoco Products                                       44,400           1,340
   Steel Dynamics                                           600              28
   United States Steel                                    2,200             233
   Valspar                                                9,800             267
                                                                  --------------
                                                                         12,202
                                                                  --------------

TELECOMMUNICATION SERVICES -- 2.7%
   American Tower, Cl A*                                    800              35
   CenturyTel                                             6,100             282
   Embarq                                                29,100           1,618
   Qwest Communications International*                  101,500             930
   US Cellular*                                          17,800           1,748
   USA Mobility                                           1,800              30
   Windstream                                            25,400             358
                                                                  --------------
                                                                          5,001
                                                                  --------------

UTILITIES -- 7.1%
   AES*                                                 112,000           2,245
   Alliant Energy                                           900              35
   American Electric Power                                1,200              55
   Atmos Energy                                           5,000             142
   Centerpoint Energy                                    75,300           1,207
   Consolidated Edison                                    9,400             435
   Constellation Energy Group                             4,000             343
   Edison International                                  46,800           2,595
   Energen                                               33,300           1,902
   Mirant*                                                5,000             203
   NiSource                                              17,100             327
   NRG Energy*                                            6,800             288
   Pepco Holdings                                        12,500             339
   PG&E                                                  46,200           2,208
   Portland General Electric                                800              22
   Progress Energy                                        4,400             206
   SCANA                                                  1,900              74
   Sempra Energy                                          5,800             337
                                                                  --------------
                                                                         12,963
                                                                  --------------
Total Common Stock
   (Cost $172,556) ($ Thousands)                                        179,777
                                                                  --------------

--------------------------------------------------------------------------------
                                             Shares/Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
CASH EQUIVALENT**++ -- 1.6%
   SEI Daily Income Trust,
      Prime Obligation Fund,
      Cl A, 5.350%                                    2,935,953   $       2,936
                                                                  --------------
Total Cash Equivalent
   (Cost $2,936) ($ Thousands)                                            2,936
                                                                  --------------

U.S. TREASURY OBLIGATION (A) (B) -- 0.1%
   U.S. Treasury Bills
         3.880%, 11/23/07                          $        145             144
                                                                  --------------

Total U.S. Treasury Obligation
   (Cost $144) ($ Thousands)                                                144
                                                                  --------------
Total Investments -- 99.8%
   (Cost $175,636) ($ Thousands)                                  $     182,857
                                                                  ==============

A summary of the open futures contracts held by the Fund at September 30, 2007, is as follows (see Note 2 in Notes to Financial Statements):

--------------------------------------------------------------------------------
                                                                  UNREALIZED
TYPE OF                    NUMBER OF CONTRACTS   EXPIRATION      APPRECIATION
CONTRACT                          LONG (SHORT)         DATE     ($ THOUSANDS)
--------------------------------------------------------------------------------
S&P 400 Index E-MINI                        25     Dec-2007              $ 70
                                                                         ====

Percentages are based on Net Assets of $183,287 ($ Thousands).

*     Non-Income Producing Security.

**    Rate shown is the 7-day effective yield as of September 30, 2007.

+     Real Estate Investment Trust.

++    Investment in Affiliated Security (see Note 3).

(A) Security, or portion thereof, has been pledged as collateral on open futures contracts.

(B)   The rate reported is the effective yield at time of purchase.

Cl -- Class
Ser -- Series

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         129

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund

September 30, 2007
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS# (UNAUDITED):

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

19.1%   Health Care
12.9%   Consumer Staples
11.7%   Financials
10.9%   Industrials
 9.3%   Utilities
 7.2%   Information Technology
 7.2%   Consumer Discretionary
 6.8%   Energy
 5.7%   Telecommunication Services
 5.3%   Short-Term Investment
 3.7%   Materials
 0.2%   U.S. Treasury Obligation

#Percentages based on total investments.

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK -- 94.4%

CONSUMER DISCRETIONARY -- 7.2%
   Autoliv                                               40,600   $       2,426
   Belo, Cl A                                            16,100             279
   Career Education*                                     44,000           1,232
   Choice Hotels International                           57,300           2,158
   Dillard's, Cl A                                       55,500           1,212
   DIRECTV Group*                                       103,500           2,513
   Genuine Parts                                         45,700           2,285
   Harte-Hanks                                           28,900             569
   International Speedway, Cl A                          26,900           1,234
   ITT Educational Services*                             21,900           2,665
   J.C. Penney                                           16,300           1,033
   Jack in the Box*                                       7,500             486
   Lamar Advertising, Cl A                               41,491           2,032
   Liberty Media Holding-Capital, Ser A*                 16,008           1,998
   Pacific Sunwear of California*                        24,700             366
   Panera Bread, Cl A*                                    8,400             343
   Penn National Gaming*                                 42,300           2,497
   Polaris Industries                                    13,300             580
   Shaw Communications, Cl B*                            97,600           2,424
   TRW Automotive Holdings*                              72,800           2,306
   VF                                                    21,338           1,723
   Washington Post, Cl B                                  8,179           6,566
   Weight Watchers International                         41,400           2,383
   Yum! Brands                                           24,600             832
                                                                  --------------
                                                                         42,142
                                                                  --------------
CONSUMER STAPLES -- 12.9%
   Altria Group                                          28,219           1,962
   Anheuser-Busch                                        26,300           1,315
   Campbell Soup                                         17,868             661
   Church & Dwight                                       44,600           2,098
   Coca-Cola                                             79,299           4,557
   Costco Wholesale                                      16,439           1,009
   General Mills                                        164,398           9,537
   Hansen Natural*                                       47,100           2,670

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Herbalife                                             11,514   $         523
   Hershey                                               49,100           2,279
   HJ Heinz                                              14,100             651
   Hormel Foods                                         253,819           9,082
   JM Smucker                                            36,500           1,950
   Kellogg                                              167,776           9,395
   Kimberly-Clark                                        31,730           2,229
   McCormick                                             96,334           3,465
   Molson Coors Brewing, Cl B                            17,000           1,694
   Pepsi Bottling Group                                 100,237           3,726
   PepsiAmericas                                         62,624           2,032
   PepsiCo                                               82,134           6,017
   Reynolds American                                     89,819           5,712
   UST                                                    7,100             352
   Wal-Mart Stores                                       36,219           1,581
   WM Wrigley Jr.                                        14,400             925
                                                                  --------------
                                                                         75,422
                                                                  --------------
ENERGY -- 6.8%
   Cameco                                                57,200           2,645
   Chevron                                               87,527           8,191
   Enbridge                                              59,900           2,196
   Exxon Mobil                                           31,600           2,925
   Holly                                                 28,300           1,693
   Imperial Oil                                          58,300           2,889
   Murphy Oil                                            79,585           5,562
   Nexen                                                 86,400           2,639
   Petro-Canada                                          46,500           2,669
   SEACOR Holdings*                                      38,863           3,696
   Spectra Energy                                        89,366           2,188
   TransCanada                                           46,800           1,713
   Unit*                                                 22,408           1,085
                                                                  --------------
                                                                         40,091
                                                                  --------------
FINANCIALS -- 11.7%
   Alleghany*                                             6,013           2,441
   American Financial Group                              71,104           2,028
   American National Insurance                           10,534           1,386
   Arch Capital Group*                                   25,419           1,891
   Arthur J. Gallagher                                   58,800           1,703
   Bancorpsouth                                          34,700             843
   BOK Financial                                         58,232           2,994
   Brookfield Asset Management, Cl A*                    53,400           2,056
   Capitol Federal Financial                              8,063             276
   CNA Financial                                         24,281             955
   Colonial BancGroup                                   105,200           2,274
   Commerce Bancshares                                   82,161           3,770
   Credicorp                                             26,300           1,781
   East West Bancorp                                     32,400           1,165
   Erie Indemnity, Cl A                                  39,100           2,390
   Federated Investors, Cl B                             62,800           2,493
   First Citizens BancShares, Cl A                       13,324           2,324


--------------------------------------------------------------------------------
130         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Fulton Financial                                     131,500   $       1,891
   Jones Lang LaSalle                                    17,300           1,778
   Loews                                                 53,924           2,607
   Markel*                                               12,260           5,934
   Mercury General                                       30,817           1,662
   PartnerRe                                              4,857             384
   PMI Group                                             70,000           2,289
   Popular                                              176,600           2,169
   Reinsurance Group of America                              21               1
   RenaissanceRe Holdings                                40,700           2,662
   Safeco                                                29,540           1,808
   Stancorp Financial Group                              36,900           1,827
   Student Loan                                           4,275             771
   Torchmark                                             30,565           1,905
   Transatlantic Holdings                                49,326           3,469
   Valley National Bancorp                               91,300           2,025
   Wesco Financial                                        2,476             986
   White Mountains Insurance Group                          806             419
   Whitney Holding                                       33,900             894
                                                                  --------------
                                                                         68,251
                                                                  --------------
HEALTH CARE -- 19.1%
   Abbott Laboratories                                    3,279             176
   Alcon                                                 17,900           2,576
   AmerisourceBergen                                     92,967           4,214
   Amylin Pharmaceuticals*                               25,700           1,285
   Becton Dickinson                                      71,039           5,829
   Brookdale Senior Living                               30,242           1,204
   C.R. Bard                                              7,932             699
   Cardinal Health                                       71,639           4,480
   Celgene*                                              18,200           1,298
   Charles River Laboratories
      International*                                     35,700           2,004
   Covance*                                              25,047           1,951
   Coventry Health Care*                                 57,440           3,573
   Dade Behring Holdings                                 30,200           2,306
   Dentsply International                               106,833           4,448
   Edwards Lifesciences*                                 60,931           3,004
   Eli Lilly                                             39,693           2,260
   Endo Pharmaceuticals Holdings*                        57,800           1,792
   Genentech*                                            22,183           1,731
   Genzyme*                                              25,946           1,608
   Henry Schein*                                        115,918           7,052
   Hillenbrand Industries                               137,317           7,555
   Idexx Laboratories*                                   49,820           5,460
   ImClone Systems*                                      31,400           1,298
   Invitrogen*                                           46,761           3,822
   Johnson & Johnson                                     68,676           4,512
   King Pharmaceuticals*                                177,100           2,076
   Laboratory of America Holdings*                       76,756           6,005
   McKesson                                              48,810           2,869
   Medco Health Solutions*                                7,067             639
   Merck                                                  6,900             357

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Millipore*                                             6,054   $         459
   Patterson*                                            81,205           3,135
   PharMerica*                                            6,490              97
   Schering-Plough                                       28,200             892
   Sierra Health Services*                               39,217           1,655
   Techne*                                               72,045           4,545
   Universal Health Services, Cl B                       79,478           4,325
   VCA Antech*                                           29,900           1,248
   WellPoint*                                            83,106           6,559
   Wyeth                                                 20,300             904
                                                                  --------------
                                                                        111,902
                                                                  --------------
INDUSTRIALS -- 10.9%
   Alexander & Baldwin                                    8,700             436
   Alliant Techsystems*                                  30,706           3,356
   Amerco*                                                6,200             393
   Belden CDT                                            29,900           1,403
   C.H. Robinson Worldwide                               48,700           2,644
   Dun & Bradstreet                                      19,660           1,939
   GATX                                                  27,500           1,176
   General Cable*                                        38,700           2,597
   General Dynamics                                      53,527           4,521
   Granite Construction                                  19,900           1,055
   Harsco                                                34,800           2,063
   JetBlue Airways*                                      88,700             818
   L-3 Communications Holdings                            6,301             644
   Landstar System                                       40,600           1,704
   Lennox International                                  22,800             771
   Lincoln Electric Holdings                             30,900           2,398
   Lockheed Martin                                       67,912           7,368
   Northrop Grumman                                      85,868           6,698
   Pitney Bowes                                         148,847           6,761
   Raytheon                                              57,718           3,683
   Republic Services                                     51,670           1,690
   Robert Half International                             68,600           2,048
   Stericycle*                                           45,416           2,596
   Union Pacific                                         20,400           2,306
   United Parcel Service, Cl B                           10,864             816
   UTI Worldwide                                         18,900             434
   Waste Management                                      43,954           1,659
                                                                  --------------
                                                                         63,977
                                                                  --------------
INFORMATION TECHNOLOGY -- 7.2%
   Acxiom                                                39,800             788
   Adtran                                                20,900             481
   Affiliated Computer Services, Cl A*                   30,700           1,542
   CommScope*                                            36,300           1,824
   Diebold                                               64,018           2,908
   Factset Research Systems                              37,600           2,578
   Fair Isaac                                            28,500           1,029
   Flir Systems*                                         49,800           2,758
   Harris                                                32,000           1,849


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         131

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund (Concluded)

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Hewitt Associates, Cl A*                              68,100   $       2,387
   Ingram Micro, Cl A*                                  289,369           5,675
   International Business Machines                       11,680           1,376
   Lexmark International, Cl A*                          16,600             689
   Mettler Toledo International*                          1,247             127
   MoneyGram International                               33,800             764
   Qualcomm                                              58,900           2,489
   Silicon Laboratories*                                 17,800             743
   Sybase*                                               44,700           1,034
   Tech Data*                                           140,179           5,624
   Tektronix                                             58,200           1,614
   WebMD Health, Cl A*                                   29,217           1,522
   Zebra Technologies, Cl A*                             63,410           2,314
                                                                  --------------
                                                                         42,115
                                                                  --------------
MATERIALS -- 3.7%
   Agrium                                                30,900           1,680
   Aptargroup                                            47,400           1,795
   Bemis                                                 34,100             993
   Eagle Materials                                       19,400             693
   Greif, Cl A                                           34,100           2,069
   Martin Marietta Materials                             12,000           1,603
   Methanex                                              74,300           1,887
   Newmont Mining                                        99,210           4,438
   Nova Chemicals                                        46,800           1,807
   Packaging of America                                  80,300           2,334
   Sigma-Aldrich                                          3,451             168
   Steel Dynamics                                        51,300           2,396
                                                                  --------------
                                                                         21,863
                                                                  --------------
TELECOMMUNICATION SERVICES -- 5.7%
   Alltel                                                94,969           6,617
   AT&T                                                  48,892           2,069
   CenturyTel                                            44,100           2,038
   Embarq                                                96,222           5,350
   Sprint Nextel                                        140,500           2,669
   Telephone & Data Systems                              98,383           6,567
   US Cellular*                                          56,203           5,519
   Verizon Communications                                58,300           2,582
                                                                  --------------
                                                                         33,411
                                                                  --------------
UTILITIES -- 9.2%
   AGL Resources                                         57,100           2,262
   Alliant Energy                                        47,200           1,809
   Ameren                                                39,600           2,079
   Atmos Energy                                          60,200           1,705
   Consolidated Edison                                   52,300           2,421
   Constellation Energy Group                            13,700           1,175
   DPL                                                   70,900           1,862
   DTE Energy                                            37,200           1,802
   Edison International                                  47,900           2,656
   Energen                                               42,500           2,428
   Energy East                                           71,200           1,926

--------------------------------------------------------------------------------
                                             Shares/Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Great Plains Energy                                   63,800   $       1,838
   Hawaiian Electric Industries                          73,770           1,602
   MDU Resources Group                                   70,700           1,968
   NiSource                                             120,600           2,308
   NSTAR                                                 53,600           1,866
   OGE Energy                                           139,878           4,630
   Pepco Holdings                                        44,000           1,192
   PG&E                                                  56,500           2,701
   Puget Energy                                          89,000           2,178
   SCANA                                                 54,500           2,111
   TECO Energy                                          106,700           1,753
   Vectren                                               64,169           1,751
   Westar Energy                                         40,900           1,004
   Wisconsin Energy                                     114,473           5,155
                                                                  --------------
                                                                         54,182
                                                                  --------------
Total Common Stock
   (Cost $504,865) ($ Thousands)                                        553,356
                                                                  --------------

CASH EQUIVALENT**+ -- 5.3%
   SEI Daily Income Trust,
      Prime Obligation Fund,
      Cl A, 5.350%                                   30,820,869          30,821
                                                                  --------------
Total Cash Equivalent
   (Cost $30,821) ($ Thousands)                                          30,821
                                                                  --------------
U.S. TREASURY OBLIGATION (A) -- 0.2%
   U.S. Treasury Bills
         4.012%, 11/23/07                         $         956             951
                                                                  --------------
Total U.S. Treasury Obligation
   (Cost $950) ($ Thousands)                                                951
                                                                  --------------
Total Investments -- 99.9%
   (Cost $536,636) ($ Thousands)                                  $     585,128
                                                                  ==============

A summary of the open futures contracts held by the Fund at September 30, 2007, is as follows (see Note 2 in Notes to Financial Statements):

--------------------------------------------------------------------------------
                                                                     UNREALIZED
TYPE OF                            NUMBER OF      EXPIRATION       APPRECIATION
CONTRACT                           CONTRACTS            DATE      ($ THOUSANDS)
--------------------------------------------------------------------------------
S&P 500 Index E-MINI                     301        Dec-2007             $  729
                                                                         =======

Percentages are based on Net Assets of $585,859 ($ Thousands).

*     Non-Income Producing Security.

**    Rate shown is the 7-day effective yield as of September 30, 2007.

+     Investment in Affiliated Security (see Note 3).

(A) Security, or portion thereof, has been pledged as collateral on open futures contracts. The rate reported is the effective yield at time of purchase.

Cl -- Class
Ser -- Series

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
132         SEI Institutional Managed Trust / Annual Report / September 30, 2007

Global Managed Volatility Fund

September 30, 2007
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS# (UNAUDITED):

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

19.3%   Consumer Staples
15.7%   Health Care
14.2%   Financials
11.3%   Industrials
10.5%   Consumer Discretionary
 8.3%   Utilities
 5.9%   Energy
 4.8%   Information Technology
 4.5%   Telecommunication Services
 3.0%   Short-Term Investment
 2.0%   Materials
 0.5%   U.S. Treasury Obligation

#Percentages based on total investments.

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK -- 95.6%

AUSTRALIA -- 5.1%
   Australia & New Zealand
      Banking Group                                      12,223   $         321
   Centro Properties Group                               95,850             625
   CFS Retail Property Trust                            263,597             558
   Coca-Cola Amatil                                     232,372           1,851
   Commonwealth Bank of Australia                        12,068             602
   DB RREEF Trust                                       599,921           1,067
   Incitec Pivot                                          6,435             487
   ING Industrial Fund                                  592,028           1,483
   Leighton Holdings                                     18,549             845
   Macquarie Communications
      Infrastructure Group                               35,884             193
   Macquarie Office Trust                                43,138              60
   McPherson's                                           12,442              39
   MFS                                                   49,533             206
   Multiplex Group                                      359,653           1,595
   Origin Energy                                         60,248             549
   Programmed Maintenance Services                        7,356              35
   QBE Insurance Group                                    3,438             103
   Stockland                                             95,157             758
   Telstra                                              400,299           1,544
   Westfield Group                                       31,783             610
   Woolworths                                            19,506             513
                                                                  --------------
                                                                         14,044
                                                                  --------------
AUSTRIA -- 0.5%
   CA Immobilien Anlagen*                                 3,980             105
   Meinl European Land*                                  83,493           1,188
                                                                  --------------
                                                                          1,293
                                                                  --------------
BELGIUM -- 3.0%
   Befimmo                                                  561              58
   Belgacom                                              15,112             699
   Cofinimmo                                              7,365           1,299
   Colruyt                                                2,876             606

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Compangie d'entreprises*                                 115   $         235
   D'ieteren                                                186              83
   EVS Broadcast Equipment*                                 516              51
   InBev                                                  8,903             805
   Intervest Offices                                      1,579              65
   KBC Groep                                              5,742             788
   Mobistar                                              39,396           3,437
   Solvay                                                   946             137
   Warehouses De Pauw                                       873              60
                                                                  --------------
                                                                          8,323
                                                                  --------------
BERMUDA -- 0.9%
   Arch Capital Group*                                    6,896             513
   PartnerRe                                              8,845             699
   RenaissanceRe Holdings                                11,325             741
   TBS International, Cl A*                              10,680             440
   XL Capital, Cl A                                       2,331             185
                                                                  --------------
                                                                          2,578
                                                                  --------------
CANADA -- 3.3%
   Allen-Vanguard*                                       14,300             137
   Bank of Montreal                                       6,100             399
   Bank of Montreal                                       1,800             118
   Bank of Nova Scotia                                   12,800             673
   Bank of Nova Scotia                                    1,400              74
   Canadian Imperial Bank
      of Commerce                                         8,100             810
   Cott*                                                  2,300              18
   Dorel Industries, Cl B                                   700              21
   Enbridge                                              30,600           1,122
   First Calgary Petroleums*                             49,700             242
   George Weston                                         14,600           1,043
   Jean Coutu Group, Cl A                                11,000             147
   Loblaw                                                 5,400             245
   Manitoba Telecom Services                              4,400             214
   Manitoba Telecom Services                              3,300             161
   Methanex                                              10,300             259
   Nova Chemicals                                        11,800             455
   Onex                                                   5,600             206
   Provident Energy Trust                                 5,600              71
   Quebecor World                                        57,500             557
   RONA*                                                  5,000             110
   Rothmans                                               2,900              67
   Royal Bank of Canada                                  13,000             720
   Saputo                                                 3,400             180
   TELUS                                                  8,400             473
   TransAlta                                             14,200             447
                                                                  --------------
                                                                          8,969
                                                                  --------------
DENMARK -- 1.9%
   A P Moller - Maersk, Cl B                                 56             767
   Carlsberg, Cl B                                       15,500           2,112


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         133

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   D/S Norden                                             7,855   $         836
   Danske Bank                                           10,000             405
   H Lundbeck                                             8,700             236
   Jyske Bank                                             5,325             413
   Sanistal, Cl B                                            92              15
   Sydbank                                                7,700             334
   Topdanmark*                                              675             111
                                                                  --------------
                                                                          5,229
                                                                  --------------
FINLAND -- 0.9%
   Componenta                                             7,368             107
   Fortum                                                12,983             475
   Kesko, Cl B                                            6,015             399
   Kone, Cl B                                             1,135              83
   Orion, Cl B                                           10,732             272
   Outokumpu                                             12,869             461
   Ramirent                                               3,884              84
   Rautaruukki                                            1,395              84
   Sanoma-WSOY                                           14,943             463
                                                                  --------------
                                                                          2,428
                                                                  --------------
FRANCE -- 2.0%
   Camaieu                                                   56              25
   Cie Generale d'Optique
      Essilor International                              42,380           2,652
   CNP Assurances                                         1,911             244
   Faiveley                                                 404              27
   Fonciere Des Regions                                     394              58
   Recylex*                                               2,310              86
   Sanofi-Aventis                                         8,956             756
   SEB                                                      213              39
   Total                                                 19,842           1,609
                                                                  --------------
                                                                          5,496
                                                                  --------------
GERMANY -- 0.9%
   Adidas                                                   440              29
   Beiersdorf                                            10,998             821
   Celesio                                                1,637             103
   Deutsche Euroshop                                      1,124              41
   E.ON                                                   4,471             824
   EnBW Energie Baden-Wuerttemberg                          876              71
   KWS Saat                                                 317              61
   Norddeutsche Affinerie                                 1,981              87
   Rhoen Klinikum                                         3,373             108
   Salzgitter                                             1,861             365
   Vossloh                                                  635              68
                                                                  --------------
                                                                          2,578
                                                                  --------------
GREECE -- 0.1%
   Excel Maritime Carriers                                3,569             199
                                                                  --------------

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
HONG KONG -- 2.8%
   ASM Pacific Technology                                11,000   $          97
   CLP Holdings                                         106,500             738
   Esprit Holdings                                       23,000             366
   Guoco Group                                           16,000             218
   Hang Seng Bank                                       193,000           3,431
   Hong Kong & China Gas                                326,000             760
   HongKong Electric Holdings                           143,000             744
   Jardine Matheson Holdings                             26,400             755
   Mandarin Oriental International                       25,000              56
   Noble Group                                          146,000             213
   Orient Overseas International                          6,500              62
   Techtronic Industries                                 56,500              64
   Vtech Holdings                                        12,000              89
   Yue Yuen Industrial Holdings                          16,000              48
                                                                  --------------
                                                                          7,641
                                                                  --------------
ITALY -- 2.0%
   ASM                                                   33,239             205
   Banca Popolare dell'Emilia Romagna                    24,503             556
   CSP International Fashion Group                       10,228              34
   Enel                                                 215,062           2,428
   ENI                                                   19,267             712
   Indesit                                               30,162             519
   Telecom Italia                                        78,650             239
   UniCredito Italiano                                   70,910             605
   Unipol                                                72,490             246
                                                                  --------------
                                                                          5,544
                                                                  --------------
JAPAN -- 19.9%
   77 Bank                                              120,000             806
   Ajinomoto                                             50,000             626
   Ajis                                                   1,300              33
   Alpine Electronics                                    11,400             168
   Astellas Pharma                                       16,400             786
   Brother Industries                                    22,000             281
   Canon                                                 12,000             654
   Canon Marketing Japan                                 11,200             224
   Central Glass                                         66,000             332
   Central Japan Railway                                    201           2,132
   Chiba Bank                                             7,000              54
   CHINTAI                                                   37              17
   Chubu Electric Power                                  34,800             900
   Chugai Pharmaceutical                                 11,100             183
   Chugoku Electric Power                                 3,900              79
   Combi                                                  9,500              60
   Daiichi Sankyo                                        26,600             798
   Daito Trust Construction                              37,900           1,826
   East Japan Railway                                        85             670
   Fancl                                                  2,000              26
   FUJI SOFT                                             39,700             811
   FUJIFILM Holdings                                     17,400             803


--------------------------------------------------------------------------------
134         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Fukuda                                                 6,000   $          22
   Geo                                                       40              83
   Glory                                                 14,200             451
   Gunma Bank                                            28,000             186
   Haruyama Trading                                       2,000              17
   Hino Motors                                          193,000           1,473
   Honda Motor                                            6,900             232
   IBJ Leasing                                            1,000              18
   Japan Tobacco                                            137             752
   JFE Holdings                                          11,800             835
   Kamei                                                  4,000              23
   Kamigumi                                              34,000             285
   Kanamoto                                               5,000              53
   Kansai Electric Power                                 24,700             564
   Kao                                                    7,000             209
   Katokichi                                            228,600           1,045
   Kawasaki Kisen Kaisha                                 57,000             836
   KDDI                                                      97             719
   Kinden                                                 7,000              64
   Kobayashi Pharmaceutical                                 600              21
   Kokuyo                                                 5,600              58
   Konica Minolta Holdings                               26,500             449
   Kose                                                   2,100              56
   Kyushu Electric Power                                  6,300             167
   Mabuchi Motor                                         33,900           2,208
   Makita                                                 6,300             276
   Meiji Dairies                                        190,000           1,072
   Mitani                                                 3,400              37
   Mitsubishi Tanabe Pharma                               7,000              88
   Mitsui                                                37,000             898
   Mitsui Chemicals                                      30,000             298
   Mitsui OSK Lines                                      51,000             825
   Morinaga Milk Industry                                12,000              48
   NAC                                                    1,300              13
   Net One Systems                                          176             194
   Nichirei                                             313,000           1,434
   Nihon Jumbo                                            2,100              21
   Nintendo                                               2,500           1,300
   Nippon Chemi-Con                                       7,000              62
   Nippon Meat Packers                                   91,000           1,010
   Nippon Oil                                           148,000           1,373
   Nippon Suisan Kaisha                                  44,500             235
   Nippon Telegraph & Telephone                             156             728
   Nippon Yusen                                          62,000             605
   Nishimatsu Construction                               69,000             208
   Noevir                                                 2,500              28
   Odakyu Electric Railway                              249,000           1,604
   Okumura                                              251,000           1,277
   Olympus                                               18,000             739
   Ono Pharmaceutical                                     3,400             182
   Osaka Gas                                             62,000             217
   Proto                                                  1,000              22
   Ricoh                                                 32,000             676
   Round One                                                143             316

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   San-In Godo Bank                                       2,000   $          16
   Sapporo Hokuyo Holdings                                   21             208
   Seiko Epson                                           56,600           1,400
   Shikoku Electric Power                                 6,900             173
   Shimachu                                              11,600             307
   Shimano                                                2,200              77
   Shizuoka Bank                                         19,000             184
   Sony                                                  15,700             760
   Sumco                                                 10,600             431
   Suzuken                                               60,400           2,032
   Suzuki Motor                                           2,500              74
   Takeda Pharmaceutical                                 10,600             745
   TIS                                                    8,300             162
   Toda                                                 299,000           1,575
   Tohoku Electric Power                                 16,500             352
   Tohto Suisan                                           9,000              21
   Tokyo Electric Power                                  27,800             701
   Tokyo Style                                           48,000             498
   TonenGeneral Sekiyu                                   68,000             683
   Toshiba                                               25,000             233
   Toyo Kohan                                             3,000              19
   Toyo Suisan Kaisha                                    88,000           1,653
   Toyota Motor                                           3,600             212
   Tsumura & Co                                           2,400              43
   Unicharm                                               7,100             435
   Uniden                                                58,000             384
   Wacoal Holdings                                       74,000             908
   West Japan Railway                                        23             110
   Yamaha                                                55,500           1,243
   Yaoko                                                  1,200              31
   Zeon                                                  29,000             285
                                                                  --------------
                                                                         54,836
                                                                  --------------
NETHERLANDS -- 2.1%
   Gamma Holding                                          1,278             101
   Heineken                                              11,894             779
   Hunter Douglas                                         2,272             204
   Royal Dutch Shell, Cl A                               18,605             766
   Royal KPN                                             45,489             787
   Royal Numico                                          25,824           1,998
   Smit Internationale                                    1,333             116
   TomTom*                                                4,546             352
   Unilever                                              23,731             731
   Vastned Offices                                        1,243              39
                                                                  --------------
                                                                          5,873
                                                                  --------------
NEW ZEALAND -- 0.2%
   Air New Zealand                                       12,657              24
   Contact Energy                                         2,803              19
   Fletcher Building                                     54,105             519
   Warehouse Group                                       11,437              47
                                                                  --------------
                                                                            609
                                                                  --------------


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         135

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
PORTUGAL -- 0.3%
   Banco BPI                                              3,192   $          27
   Banco Espirito Santo                                  33,936             767
   Cimpor Cimentos de Portugal                           20,338             168
                                                                  --------------
                                                                            962
                                                                  --------------
SINGAPORE -- 1.2%
   Cosco Singapore                                      192,000             770
   Hotel Grand Central                                   84,000              66
   Jardine Cycle & Carriage                              25,000             311
   SembCorp Marine                                      439,600           1,362
   Singapore Telecommunications                         266,500             722
                                                                  --------------
                                                                          3,231
                                                                  --------------
SPAIN -- 1.5%
   Abertis Infraestructuras                              22,246             694
   ACS Actividades Construcciones
      y Servicios                                        13,103             721
   Gestevision Telecinco                                 24,522             642
   Inditex                                                7,870             529
   Repsol                                                19,172             683
   Union Fenosa                                          13,014             768
                                                                  --------------
                                                                          4,037
                                                                  --------------
SWEDEN -- 0.4%
   Aangpanneforeningen, Cl B                              1,200              32
   Fabege                                                 7,600              90
   Peab                                                   2,200              24
   Peab Indsutri*                                         1,100              12
   Swedish Match                                         52,200           1,081
                                                                  --------------
                                                                          1,239
                                                                  --------------
SWITZERLAND -- 1.8%
   Affichage Holding Genf                                   153              34
   Alcon                                                  5,467             787
   Basler Kantonalbank                                      272              26
   Bell Holding                                              13              21
   Forbo Holding                                             58              34
   Galenica                                                 305             130
   Geberit                                                2,190             285
   MCH Messe Schweiz Holding                                 53              36
   Nestle                                                 1,806             809
   Novartis                                                 650              36
   Panalpina Welttransport Holding                          269              45
   PSP Swiss Property                                     1,705              90
   St Galler Kantonalbank                                    83              36
   Swatch Group, Cl B                                     2,453             802
   Swisscom                                               4,928           1,868
                                                                  --------------
                                                                          5,039
                                                                  --------------

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
UNITED KINGDOM -- 4.0%
   Antofagasta                                            6,225   $          97
   Beazley Group                                         12,715              47
   Diageo                                               122,151           2,673
   GlaxoSmithKline                                       14,772             390
   HMV Group                                            435,441           1,038
   Imperial Tobacco Group                                16,533             755
   Kcom Group                                            17,273              23
   Man Group                                             26,772             302
   Marks & Spencer Group                                 22,022             276
   National Grid                                         26,182             418
   Next                                                  14,955             598
   Rank Group                                            31,170             103
   Reckitt Benckiser                                     28,433           1,664
   Scottish & Southern Energy                            12,805             394
   Stagecoach Group                                     133,426             618
   Tate & Lyle                                           17,900             147
   Tenon Group                                           12,735              15
   Tesco                                                 32,889             294
   Trinity Mirror                                        66,815             561
   Vodafone Group                                       144,275             519
   WM Morrison Supermarkets                              24,778             142
                                                                  --------------
                                                                         11,074
                                                                  --------------
UNITED STATES -- 40.8%
   Abbott Laboratories                                   32,100           1,721
   Aetna                                                 12,700             689
   Aflac                                                 13,100             747
   Alberto-Culver                                        30,300             751
   Alleghany*                                               200              81
   Alliant Techsystems*                                   5,200             568
   AMERIGROUP*                                           14,800             510
   AmerisourceBergen                                      9,100             413
   Anheuser-Busch                                        10,700             535
   Apache                                                 6,300             567
   Apollo Group, Cl A*                                   42,600           2,562
   Arkansas Best                                          2,300              75
   Atlantic Tele-Network                                  8,800             320
   Avon Products                                         52,900           1,985
   Ball                                                  10,300             554
   Bank of America                                       35,900           1,805
   Beckman Coulter                                        6,100             450
   Big Lots*                                              3,300              99
   Biogen Idec*                                          21,200           1,406
   Books-A-Million                                        1,300              17
   Brown-Forman, Cl B                                     2,700             202
   Bunge                                                  8,253             887
   Career Education*                                      9,600             269
   Carriage Services*                                     3,600              29
   CBS, Cl B                                             83,500           2,630
   Chevron                                                8,200             767
   Church & Dwight                                       14,000             659
   Coca-Cola                                              6,400             368


--------------------------------------------------------------------------------
136         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Colgate-Palmolive                                     11,000   $         785
   Colonial BancGroup                                    48,300           1,044
   Community Health Systems*                             45,300           1,424
   ConAgra Foods                                         15,600             408
   ConocoPhillips                                         8,800             772
   Consolidated Edison                                   42,800           1,982
   Corn Products International                            8,500             390
   Corporate Executive Board                              5,700             423
   Coventry Health Care*                                 19,900           1,238
   CPI                                                    1,700              66
   Darden Restaurants                                    15,300             641
   Darling International*                                 6,200              61
   Deluxe                                                 5,400             199
   Dentsply International                                59,000           2,457
   Discover Financial Services                           40,700             847
   Dow Chemical                                           5,700             246
   Dress Barn*                                           21,700             369
   Dynamex*                                               1,300              33
   EchoStar Communications, Cl A*                        16,700             782
   Enbridge Energy Partners LP                            1,100              54
   Energizer Holdings*                                      700              78
   Energy East                                           94,900           2,567
   Entergy                                                5,700             617
   EPIQ Systems*                                          9,900             186
   Exelon                                                10,400             784
   Express Scripts*                                       1,600              89
   Exxon Mobil                                            8,500             787
   Fifth Third Bancorp                                   10,500             356
   First Niagara Financial Group                         16,700             236
   FirstEnergy                                            4,800             304
   FNB                                                    2,600              78
   Forest Laboratories*                                  17,600             656
   FTD Group                                             14,900             222
   Genentech*                                            19,200           1,498
   General Mills                                         54,000           3,133
   General Motors                                        33,200           1,218
   Getty Images*                                          1,000              28
   H&R Block                                             30,000             635
   Hanesbrands*                                           6,600             185
   Harleysville Group                                       400              13
   Harris                                                12,500             722
   Health Management Associates, Cl A                   180,100           1,250
   Henry Schein*                                          1,300              79
   Hershey                                               59,000           2,738
   Hess                                                  11,700             778
   Hewitt Associates, Cl A*                              21,800             764
   Hilb Rogal & Hobbs                                     4,600             199
   Hillenbrand Industries                                 3,500             193
   HJ Heinz                                               4,800             222
   Holly                                                  9,800             586
   Hooker Furniture*                                      6,000             120
   Hormel Foods                                           1,300              47
   Immersion*                                             6,400             105

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   International Shipholding*                            13,200   $         274
   Interstate Hotels & Resorts*                           8,100              37
   Intervest Bancshares                                   6,100             151
   j2 Global Communications*                              8,500             278
   Jarden*                                                5,200             161
   Johnson & Johnson                                     56,700           3,725
   Kellogg                                               25,300           1,417
   Kimberly-Clark                                        10,400             731
   Kraft Foods, Cl A                                     42,000           1,449
   L-3 Communications Holdings                              700              72
   Laboratory Corp of America Holdings*                   9,600             751
   Lockheed Martin                                       13,800           1,497
   M&F Worldwide*                                         1,000              50
   M&T Bank                                               4,100             424
   Magellan Health Services*                             11,600             471
   Marathon Oil                                          12,400             707
   Markel*                                                  800             387
   McClatchy, Cl A                                       84,300           1,684
   McGraw-Hill                                            7,000             356
   McKesson                                                 500              29
   Medco Health Solutions*                                  500              45
   Medtronic                                             47,500           2,680
   Mylan                                                 12,400             198
   National Oilwell Varco*                               13,800           1,994
   NBTY*                                                  3,800             154
   NCI, Cl A*                                             1,600              30
   Nike, Cl B                                            13,500             792
   NiSource                                              45,200             865
   Northrop Grumman                                      21,200           1,654
   Occidental Petroleum                                   7,900             506
   PAM Transportation Services*                           6,200             112
   Patterson*                                            75,100           2,900
   PRG-Schultz International*                             3,300              45
   Principal Financial Group                             15,500             978
   Procter & Gamble                                      11,400             802
   Public Service Enterprise Group                        4,100             361
   Quest Diagnostics                                     38,300           2,213
   Reliv International                                   18,800             188
   Rockwood Holdings*                                       600              22
   Safeco                                                44,600           2,730
   Schering-Plough                                       23,500             743
   Sierra Bancorp                                         3,000              86
   Southern                                              59,400           2,155
   Southwest Airlines                                    25,700             380
   Stericycle*                                            5,600             320
   STERIS                                                17,800             487
   Suburban Propane Partners LP                          16,300             724
   SunTrust Banks                                         4,400             333
   Symantec*                                             36,900             715
   Team*                                                  5,200             142
   TEPPCO Partners LP                                     6,900             263
   Tyson Foods, Cl A                                     19,400             346
   Unit*                                                  3,000             145


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         137

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund  (Concluded)

September 30, 2007

--------------------------------------------------------------------------------
                                             Shares/Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   United Parcel Service, Cl B                           28,700   $       2,155
   UnitedHealth Group                                    14,800             717
   Universal Health Services, Cl B                        7,500             408
   Vineyard National Bancorp                             10,845             181
   W-H Energy Services*                                   3,800             280
   Wal-Mart Stores                                       75,800           3,309
   Walgreen                                              49,100           2,320
   Washington Post, Cl B                                    600             482
   WellPoint*                                            21,400           1,689
   Wells Fargo                                           27,700             987
   Westwood Holdings Group                                1,000              34
   Wisconsin Energy                                      18,500             833
   WR Berkley                                             7,400             219
   Zimmer Holdings*                                       8,500             688
                                                                  --------------
                                                                        112,421
                                                                  --------------
Total Common Stock
   (Cost $249,282) ($ Thousands)                                        263,643
                                                                  --------------
CASH EQUIVALENT**++ -- 3.0%
   SEI Daily Income Trust, Prime
      Obligation Fund, Cl A, 5.350%                   8,157,914           8,158
                                                                  --------------
Total Cash Equivalent
   (Cost $8,158) ($ Thousands)                                            8,158
                                                                  --------------
U.S. TREASURY OBLIGATION (A) -- 0.5%
   U.S. Treasury Bills
         4.122%, 11/23/07                         $       1,360           1,353
                                                                  --------------
Total U.S. Treasury Obligation
   (Cost $1,352) ($ Thousands)                                            1,353
                                                                  --------------
Total Investments -- 99.1%
   (Cost $258,792) ($ Thousands)                                  $     273,154
                                                                  ==============

A summary of the open futures contracts held by the Fund at September 30, 2007, is as follows (see Note 2 in Notes to Financial Statements):

--------------------------------------------------------------------------------
                                                                     UNREALIZED
TYPE OF                            NUMBER OF      EXPIRATION       APPRECIATION
CONTRACT                           CONTRACTS            DATE      ($ THOUSANDS)
--------------------------------------------------------------------------------
DJ Euro Stoxx 50 Index                    26        Dec-2007             $   11
FTSE 100 Index                             7        Dec-2007                  2
Hang Seng Index                            2        Oct-2007                  6
S&P 500 Composite Index                   11        Dec-2007                151
SPI 200 Index                              5        Dec-2007                 16
Topix Index                                9        Dec-2007                 77
                                                                         ------
                                                                         $  263
                                                                         ======

A summary of the outstanding forward foreign currency contracts held by the Fund at September 30, 2007, is as follows (see Note 2 in Notes to Financial Statements):

--------------------------------------------------------------------------------
                                                                     UNREALIZED
                                CURRENCY              CURRENCY     APPRECIATION
MATURITY                      TO DELIVER            TO RECEIVE   (DEPRECIATION)
DATE                       ($ THOUSANDS)         ($ THOUSANDS)    ($ THOUSANDS)
--------------------------------------------------------------------------------
10/30/07            AUD           17,628   USD          15,276        $    (300)
10/30/07            CAD            7,181   USD           7,174              (57)
10/30/07            EUR           35,136   USD          49,669             (331)
10/30/07            GBP            6,897   USD          13,895             (146)
10/30/07            JPY        6,668,600   USD          58,522              331
10/30/07            USD              171   AUD             196                2
10/30/07            USD               26   CAD              26               --
10/30/07            USD              359   EUR             254                3
10/30/07            USD               17   GBP               9               --
10/30/07            USD              694   JPY          79,086               (4)
                                                                      ---------
                                                                      $    (502)
                                                                      =========

Percentages are based on Net Assets of $275,749 ($ Thousands).

*     Non-Income Producing Security.

**    Rate shown is the 7-day effective yield as of September 30, 2007.

++    Investment in Affiliated Security (see Note 3).

(A) Security, or portion thereof, has been pledged as collateral on open futures contracts. The rate reported is the effective yield at time of purchase.

AUD -- Australian Dollar
CAD -- Canadian Dollar
Cl -- Class
EUR -- Euro
GBP -- British Pound Sterling
JPY -- Japanese Yen
LP -- Limited Partnership
USD -- United States Dollar

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
138         SEI Institutional Managed Trust / Annual Report / September 30, 2007

Real Estate Fund

September 30, 2007
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS# (UNAUDITED):

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

70.4%   Financials
25.0%   Short-Term Investments
 3.7%   Consumer Discretionary
 0.6%   Health Care
 0.3%   Asset-Backed Security

#Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 7).

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK -- 96.6%

CONSUMER DISCRETIONARY -- 4.9%
   Marriott International, Cl A                          79,500   $       3,456
   Starwood Hotels & Resorts Worldwide                  139,400           8,468
                                                                  --------------
                                                                         11,924
                                                                  --------------
FINANCIALS -- 90.9%
   Acadia Realty Trust+ (A)                              49,100           1,332
   AMB Property+                                        112,400           6,723
   Ashford Hospitality Trust+ (A)                       193,600           1,946
   AvalonBay Communities+ (A)                           100,300          11,841
   BioMed Realty Trust+                                  23,600             569
   Boston Properties+ (A)                               133,983          13,921
   British Land (United Kingdom)+ (F)                    85,920           2,052
   Camden Property Trust+ (A)                            94,300           6,059
   Corporate Office Properties Trust+ (A)               111,300           4,633
   Cousins Properties+                                   21,500             631
   Dawnay Day Sirius
      (United Kingdom) (F)*                             317,393             415
   Dawnay Day Treveria
      (United Kingdom) (F)                              473,984             674
   DCT Industrial Trust+ (A)                            116,500           1,220
   Douglas Emmett+                                      161,225           3,987
   Equity Residential+ (A)                              421,200          17,842
   Essex Property Trust+ (A)                             29,600           3,480
   Extra Space Storage+ (A)                             204,400           3,146
   Federal Realty Investment Trust+                      44,600           3,951
   Forest City Enterprises, Cl A                         39,600           2,184
   General Growth Properties+ (A)                       171,910           9,218
   Hammerson (United Kingdom)+ (F)                       76,375           1,824
   HCP+ (A)                                             101,800           3,377
   Host Hotels & Resorts+ (A)                           507,794          11,395
   Kimco Realty+ (A)                                    229,400          10,371
   Land Securities Group
      (United Kingdom)+ (F)                              59,631           2,043
   Liberty Property Trust+                               42,800           1,721
   Macerich+ (A)                                         63,400           5,553
   Mack-Cali Realty+                                    128,200           5,269
   Maguire Properties+ (A)                               68,700           1,774
   Newcastle Investment+ (A)                             26,300             463
   Prologis+ (A)                                        147,200           9,767
   PS Business Parks+                                    36,105           2,053
   Public Storage+ (A)                                   69,354           5,455

--------------------------------------------------------------------------------
                                             Shares/Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Saul Centers+ (A)                                     22,300   $       1,148
   Simon Property Group+ (A)                            197,750          19,775
   SL Green Realty+ (A)                                  38,500           4,496
   Strategic Hotels & Resorts+                          138,600           2,854
   Sunstone Hotel Investors+                             44,800           1,149
   Taubman Centers+                                      72,050           3,945
   Thomas Properties Group                               71,458             857
   Unibail (France)+ (F)                                 13,971           3,586
   Ventas+ (A)                                          241,900          10,015
   Verde Realty PIPE (E) (G)*                            21,400             706
   Vornado Realty Trust+ (A)                            108,900          11,908
   Weingarten Realty Investors+ (A)                     131,000           5,431
                                                                  --------------
                                                                        222,759
                                                                  --------------
HEALTH CARE -- 0.8%
   Brookdale Senior Living (A)                           29,400           1,171
   Sunrise Senior Living (A)*                            25,000             884
                                                                  --------------
                                                                          2,055
                                                                  --------------
Total Common Stock
   (Cost $205,049) ($ Thousands)                                        236,738
                                                                  --------------
CORPORATE OBLIGATION (B) (C) -- 0.5%

FINANCIALS -- 0.5%
   SLM EXL, Ser S
      5.763%, 10/15/07                            $       1,223           1,223
                                                                  --------------
Total Corporate Obligation
   (Cost $1,223) ($ Thousands)                                            1,223
                                                                  --------------
ASSET-BACKED SECURITY (B) (C) (D) -- 0.4%

MORTGAGE RELATED SECURITY -- 0.4%
   Duke Funding, Ser 2004-6B, Cl A1S1
      5.430%, 10/09/07                                      833             833
                                                                  --------------
Total Asset-Backed Security
   (Cost $833) ($ Thousands)                                                833
                                                                  --------------

CASH EQUIVALENTS**++ -- 32.5%
   SEI Daily Income Trust,
      Prime Obligation Fund,
      Cl A, 5.350%                                    8,913,199           8,913
   SEI Liquidity Fund LP,
      5.367% (B)                                     70,768,990          70,769
                                                                  --------------
Total Cash Equivalents
   (Cost $79,682) ($ Thousands)                                          79,682
                                                                  --------------
Total Investments -- 130.0%
   (Cost $286,787) ($ Thousands)                                  $     318,476
                                                                  ==============


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         139

SCHEDULE OF INVESTMENTS

Real Estate Fund (Concluded)

September 30, 2007
--------------------------------------------------------------------------------
Description
--------------------------------------------------------------------------------

Percentages are based on Net Assets of $244,991 ($ Thousands).

*     Non-Income Producing Security.

**    Rate shown is the 7-day effective yield as of September 30, 2007.

+     Real Estate Investment Trust.

++    Investment in Affiliated Security (see Note 3).

(A) This security or a partial position of this security is on loan at September 30, 2007. The total market value of securities on loan at September 30, 2007 was $70,960 ($ Thousands).

(B) This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of September 30, 2007 was $72,825 ($ Thousands).

(C) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2007.

(D) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(E) Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities at September 30, 2007 was $706 ($ Thousands) and represented 0.29% of Net Assets.

(F) This security is traded on a foreign stock exchange. The total market value of such securities as of September 30, 2007 was $10,594 ($ Thousands) and represented 4.32% of Net Assets.

(G) Securities considered illiquid and restricted. The total market value of such securities at September 30, 2007 was $706 ($ Thousands) and represented 0.29% of Net Assets.

Cl -- Class
EXL -- Extendable Maturity
LP -- Limited Partnership
PIPE -- Private Investment in Public Entity
Ser -- Series

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
140         SEI Institutional Managed Trust / Annual Report / September 30, 2007

Enhanced Income Fund

September 30, 2007
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS# (UNAUDITED):

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Asset-Backed Securities                                                    39.7%
Loan Participations                                                        28.2%
Corporate Obligations                                                      12.5%
Short-Term Investments                                                      7.5%
Time Deposits                                                               6.2%
U.S. Government Agency Mortgage-Backed Obligations                          5.8%
Certificate of Deposit                                                      0.1%

#     Percentages based on total investments.

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 40.8%

AUTOMOTIVE -- 4.7%

   AESOP Funding II LLC,
      Ser 2003-4A, Cl A2
         2.860%, 08/20/09                         $         500   $         488
   AmeriCredit Automobile Receivables
      Trust, Ser 2005-1, Cl B
         4.480%, 11/06/09                                   582             581
   AmeriCredit Automobile Receivables
      Trust, Ser 2006-1, Cl B
         5.200%, 03/06/11                                   830             826
   AmeriCredit Automobile Receivables
      Trust, Ser 2007-AX, Cl A4 (C)
         5.370%, 10/06/13                                   570             561
   AmeriCredit Prime Automobile
      Receivables, Ser 2007-1, Cl D
         5.520%, 01/08/12                                   775             759
   Americredit Automobile Receivables
      Trust, Ser 2007-AX, Cl A2
         5.290%, 10/06/07                                   603             603
   Capital Auto Receivables Asset Trust,
      Ser 2006-SN1A, Cl A2A
         5.400%, 01/20/09                                   482             482
   Capital Auto Receivables Asset Trust,
      Ser 2007-1, Cl B
         5.150%, 09/17/12                                   955             935
   Capital Auto Receivables Asset Trust,
      Ser 2007-3, Cl A3A
         5.020%, 09/15/11                                   885             885
   Capital One Prime Auto Receivables
      Trust, Ser 2007-C, Cl A3
         4.890%, 01/17/12                                 2,000           2,000
   Capital One Prime Auto Receivables,
      Ser 2004-3, Cl A3
         3.390%, 01/15/09                                    22              22
   Carmax Auto Owner Trust,
      Ser 2004-2, Cl D
         3.670%, 09/15/11                                   319             315

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------

   Carmax Auto Owner Trust,
      Ser 2007-1, Cl C
         5.530%, 07/15/13                         $         190   $         190
   Carmax Auto Owner Trust,
      Ser 2007-2, Cl B
         5.370%, 03/15/13                                 2,055           2,026
   Ford Credit Auto Owner Trust,
      Ser 2006-A, Cl C
         5.480%, 09/15/11                                 1,500           1,501
   Ford Credit Auto Owner Trust,
      Ser 2006-B, Cl A2A
         5.420%, 07/15/09                                   432             431
   Ford Credit Auto Owner Trust,
      Ser 2007-A, Cl C
         5.800%, 02/15/13                                   515             490
   Harley-Davidson Motorcycle Trust,
      Ser 2006-1, Cl B
         5.240%, 11/15/13                                 1,550           1,536
   Harley-Davidson Motorcycle Trust,
      Ser 2006-2, Cl A2
         5.350%, 03/15/13                                 1,000           1,004
   Harley-Davidson Motorcycle Trust,
      Ser 2006-3, Cl B
         5.430%, 11/15/14                                   890             882
   Harley-Davidson Motorcycle Trust,
      Ser 2007-2, Cl B
         5.230%, 03/17/14                                 1,225           1,203
   Honda Auto Receivables Owners Trust,
      Ser 2004-3, Cl A3
         2.910%, 10/20/08                                    43              43
   Honda Auto Receivables Owners Trust,
      Ser 2004-3, Cl A4
         3.280%, 02/18/10                                   800             792
   Honda Auto Receivables Owners Trust,
      Ser 2005-1, Cl A4
         3.820%, 05/21/10                                 1,500           1,483
   Hyundai Auto Receivables Trust,
      Ser 2006-B, Cl D
         5.410%, 05/15/13                                   680             676
   Hyundai Auto Receivables Trust,
      Ser 2007-A, Cl A3B
         5.536%, 01/17/12                                   645             674
   Merrill Auto Trust Securitization,
      Ser 2007-1, Cl C
         5.960%, 12/15/13                                 2,000           2,028
   Nissan Auto Receivables Owner Trust,
      Ser 2003-C, Cl A5
         3.210%, 03/16/09                                   422             421
   Onyx Acceptance Owner Trust,
      Ser 2004-C, Cl A4
         3.500%, 12/15/11                                   422             418
   USAA Auto Owner Trust,
      Ser 2006-4, Cl B
         5.260%, 06/17/13                                 1,250           1,236


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         141

SCHEDULE OF INVESTMENTS

September 30, 2007
--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   USAA Auto Owner Trust,
      Ser 2007-1, Cl B
         5.850%, 12/16/13                         $       2,455   $       2,457
   USAA Auto Owner Trust,
      Ser 2007-2, Cl A3
         5.070%, 02/15/12                                 1,140           1,140
   Whole Auto Loan Trust,
      Ser 2003-1, Cl A4
         2.580%, 03/15/10                                   291             288
                                                                  --------------
                                                                         29,376
                                                                  --------------
CREDIT CARDS -- 7.3%
   Advanta Business Card Master Trust,
      Ser 2004-C1, Cl C (C)
         6.550%, 10/20/07                                   485             480
   Advanta Business Card Master Trust,
      Ser 2005-C1, Cl C1 (C)
         6.048%, 10/20/07                                   800             795
   Advanta Business Card Master Trust,
      Ser 2006-B2, Cl B2 (C)
         5.580%, 10/20/07                                 1,000             975
   Advanta Business Card Master Trust,
      Ser 2006-C1, Cl C1
         5.980%, 10/20/14                                 1,500           1,447
   Advanta Business Card Master Trust,
      Ser 2007-B1, Cl B
         5.788%, 12/22/14                                 2,000           1,943
   American Express Credit Account
      Master Trust, Ser 2004-C, Cl C (C)
         6.722%, 10/15/07                                   798             796
   American Express Credit Account
      Master Trust, Ser 2007-2, Cl B
         5.791%, 09/15/16                                   610             584
   Bank One Issuance Trust,
      Ser 2003-C2, Cl C2 (C)
         6.751%, 10/16/07                                 2,100           2,106
   Bank One Issuance Trust,
      Ser 2003-C3, Cl C3
         4.770%, 02/16/16                                   830             770
   Bank One Issuance Trust,
      Ser 2004-B1, Cl B1 (C)
         6.070%, 10/01/07                                 1,250           1,242
   Bank of America Credit Card Trust,
      Ser 2006-B4, Cl B4 (C)
         5.830%, 03/15/12                                   835             825
   Bank of America Credit Card Trust,
      Ser 2006-C7, Cl C7 (C)
         5.841%, 10/15/07                                 1,000             970
   Bank of America Credit Card Trust,
      Ser 2007-C1, Cl C1 (C)
         5.901%, 10/26/07                                 1,700           1,635

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Cabela's Master Credit Card Trust,
      Ser 2006-3A, Cl C
         5.380%, 10/15/14                         $         520   $         503
   Capital One Master Trust,
      Ser 2002-1A, Cl B
         6.350%, 11/15/11                                   525             525
   Capital One Multi-Asset Execution Trust,
      Ser 2003-B3, Cl B3
         4.500%, 06/15/11                                 1,500           1,491
   Capital One Multi-Asset Execution Trust,
      Ser 2005-B2, Cl B2 (C)
         5.761%, 10/15/07                                 1,000             999
   Capital One Multi-Asset Execution Trust,
      Ser 2005-C1, Cl C1
         6.011%, 02/15/13                                 1,800           1,761
   Capital One Multi-Asset Execution Trust,
      Ser 2007-C2, Cl C2 (C)
         5.911%, 10/15/07                                 1,600           1,530
   Citibank Credit Card Issuance Trust,
      Ser 2001-C1, Cl C1 (C)
         6.440%, 01/15/10                                 2,000           2,005
   Citibank Credit Card Issuance Trust,
      Ser 2006-C4, Cl C4
         5.540%, 01/09/12                                 1,800           1,753
   Discover Card Master Trust I,
      Ser 2005-1, Cl B (C)
         5.761%, 10/18/07                                 1,500           1,498
   First National Master Note Trust,
      Ser 2007-1, Cl B
         5.811%, 04/15/13                                 1,335           1,313
   First USA Credit Card Master Trust,
      Ser 1998-2, Cl C
         6.800%, 02/18/11                                 2,125           2,127
   GE Capital Credit Card Master Note
      Trust, Ser 2007-3, Cl C
         5.911%, 06/15/13                                 3,000           2,920
   GE Capital Credit Card Master Note
      Trust, Ser 2007-4, Cl B (C)
         5.950%, 10/15/07                                 3,150           3,047
   Household Affinity Credit Card Master
      Note Trust, Ser 2003-1, Cl B (C)
         6.161%, 10/15/07                                 1,250           1,252
   MBNA Credit Card Master Note Trust,
      Ser 2006-A1, Cl A1
         4.900%, 07/15/11                                 1,500           1,502
   MBNA Credit Card Master Note Trust,
      Ser 2006-C2, Cl C2
         5.911%, 08/15/13                                 1,200           1,158
   MBNA Master Credit Card Trust,
      Ser 1997-B, Cl B
         5.664%, 08/15/14                                 2,100           2,051
   MBNA Master Credit Card Trust,
      Ser 1999-J, Cl C
         7.850%, 02/15/12                                 1,500           1,565


--------------------------------------------------------------------------------
142         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Washington Mutual Master Note Trust,
      Ser 2006-C2A, Cl C2 (B) (C)
         6.111%, 10/15/07                         $         800   $         797
   Washington Mutual Master Note Trust,
      Ser 2006-C3A, C3A (C)
         5.892%, 10/15/13                                 1,000             977
                                                                  --------------
                                                                         45,342
                                                                  --------------
MORTGAGE RELATED SECURITIES -- 24.5%
   Ace Securities, Ser 2006-HE1, Cl M2 (C)
         5.530%, 10/27/07                                   515             419
   Ace Securities, Ser 2006-OP2, Cl A2B
         5.240%, 08/25/36                                 1,000             987
   Adjustable Rate Mortgage Trust,
      Ser 2005-12, Cl 2A1 (C)
         5.690%, 03/25/36                                 1,107           1,114
   American Tower Trust,
      Ser 2007-1A, Cl D
         5.957%, 04/15/37                                 1,250           1,185
   Ameriquest Mortgage Securities,
      Ser 2004-R12, Cl A3 (C)
         5.600%, 10/08/07                                   113             113
   Arkle Master Issuer PLC, Ser 2006-1A,
      Cl 3M (C)
         5.550%, 11/20/07                                 1,000             980
   Asset-Backed Funding Certificates,
      Ser 2006-OPT2, Cl A3B (C)
         5.430%, 10/25/07                                 1,100           1,082
   Banc of America Funding,
      Ser 2005-F, Cl 4A1 (C)
         5.350%, 10/01/07                                 2,519           2,519
   Banc of America Mortgage Securities,
      Ser 2005-I, Cl 2A1 (C)
         4.870%, 10/01/07                                   754             748
   Bank of America Mortgage Securities,
      Ser 2004-J, Cl 2A1 (C)
         4.770%, 10/01/07                                   381             381
   Bank of America Mortgage Securities,
      Ser 2005-C, Cl 2A2 (C)
         4.710%, 10/01/07                                 1,088           1,081
   Bayview Commercial Asset Trust,
      Ser 2006-4A, Cl A2
         5.400%, 12/25/36                                   602             597
   Bear Stearns Adjustable Rate Mortgage
      Trust, Ser 2005-12, Cl 11A1 (C)
         5.430%, 10/01/07                                   871             870
   Bear Stearns Adjustable Rate Mortgage
      Trust, Ser 2005-6, Cl 3A1 (C)
         5.286%, 10/01/07                                 2,031           2,032
   Bear Stearns Adjustable Rate Mortgage
      Trust, Ser 2005-9, Cl A1
         4.630%, 10/25/35                                 2,827           2,775

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Bear Stearns Adjustable Rate Mortgage
      Trust, Ser 2006-1, Cl A1 (C)
         4.630%, 10/01/07                         $       2,422   $       2,378
   Bear Stearns Asset-Backed Securities,
      Ser 2005-HE11, Cl A1 (C)
         5.440%, 10/25/07                                    87              87
   Bear Stearns Commercial Mortgage
      Trust, Ser 2001-TOP2, Cl A2
         6.480%, 02/15/35                                 2,100           2,189
   CapitalSource Commercial Loan Trust,
      Ser 2006-2A, Cl A1A (C)
         5.530%, 10/20/07                                   730             725
   CapitalSource Commercial Loan Trust,
      Ser 2007-1A, Cl C
         6.150%, 03/20/17                                   633             633
   Citigroup Commercial Mortgage Trust,
      Ser 2006-FL2, Cl D
         5.530%, 08/15/21                                   400             397
   Citigroup Commercial Mortgage Trust,
      Ser 2007-FL3A, Cl J
         6.703%, 10/30/07                                   775             724
   Citigroup Mortgage Loan Trust,
      Ser 2004-HYB3, Cl 1A (C)
         5.790%, 10/01/07                                   303             304
   Citigroup Mortgage Loan Trust,
      Ser 2006-AR1, Cl 1A1 (C)
         4.900%, 10/25/35                                   800             794
   Citigroup Mortgage Loan Trust,
      Ser 2006-WFH3, Cl M1 (C)
         5.800%, 10/27/07                                   805             663
   Commercial Mortgage Pass-Through
      Certificate, Ser 2006-FL12, Cl A2
         5.850%, 12/15/20                                 1,034           1,031
   Countrywide Alternative Loan Trust,
      Ser 2007-HY5R, Cl 2A1A (C)
         5.540%, 10/01/07                                 3,712           3,705
   Countrywide Asset-Backed Certificates,
      Ser 2005-13, Cl 3AV3 (C)
         5.380%, 10/25/07                                 1,310           1,277
   Countrywide Asset-Backed Certificates,
      Ser 2006-18, Cl M1 (C)
         5.620%, 03/25/37                                 1,000             830
   Countrywide Asset-Backed Certificates,
      Ser 2006-2, Cl 2A2 (C)
         5.700%, 10/25/07                                 2,000           1,976
   Countrywide Asset-Backed Certificates,
      Ser 2006-22, Cl M1
         5.360%, 05/25/37                                 1,500           1,287
   Countrywide Asset-Backed Certificates,
      Ser 2006-22, Cl M3
         5.440%, 05/25/37                                 1,000             639
   Countrywide Home Loans,
      Ser 2005-22, Cl 2A1
         5.303%, 11/25/35                                   822             819


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         143

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Countrywide Home Loans,
      Ser 2005-HY10, Cl 3A1A (C)
         5.380%, 10/01/07                         $         550   $         554
   Credit Suisse First Boston Mortgage
      Securities, Ser 2000-C1, Cl A2
         7.545%, 04/15/62                                 2,400           2,511
   Crown Castle Towers LLC,
      Ser 2006-1A, Cl E
         6.065%, 11/15/36                                 1,775           1,788
   Crusade Global Trust,
      Ser 2004-2, Cl A1
         5.490%, 11/19/37                                   245             245
   Crusade Global Trust,
      Ser 2006-1, Cl A1
         5.418%, 07/20/38                                 1,501           1,485
   Crusade Global Trust, Ser 2007-1,
      Cl A1 (C)
         5.420%, 04/19/38                                 1,456           1,434
   Diversified REIT Trust,
      Ser 1999-1A, Cl A2
         6.780%, 03/18/11                                   963             973
   First Franklin Mortgage Loan Asset,
      Ser 2007-FF1, Cl M2
         5.765%, 01/25/38                                 1,145             946
   First Horizon Alternative Mortgage Trust,
      Ser 2005-AA3, Cl 3A1 (C)
         5.351%, 10/01/07                                 1,558           1,568
   First Horizon Mortgage Pass-Through
      Certificate, Ser 2005-AR4, Cl 2A1 (C)
         5.329%, 10/25/35                                 1,248           1,241
   GE Commercial Equipment Financing,
      Ser 2004-1, Cl B (C)
         5.520%, 10/20/07                                   591             589
   GE Commercial Loan Trust,
      Ser 2006-3, Cl C (B) (C)
         5.910%, 10/19/07                                   472             442
   GMAC Commercial Mortgage Securities,
      Ser 1998-C2, Cl A2
         6.420%, 05/15/35                                 1,066           1,072
   GMAC Commercial Mortgage Securities,
      Ser 1999-CTL1, Cl A (B)
         7.151%, 12/15/16                                   201             201
   GMAC Mortgage Loan Trust,
      Ser 2005-AR6, Cl 2A1 (C)
         5.200%, 10/01/07                                 2,806           2,792
   GMAC Mortgage Loan Trust,
      Ser 2006-HE4, Cl A2 (C)
         5.640%, 10/25/07                                 1,150           1,123
   GS Mortgage Securities,
      Ser 2003-C1, Cl A2A
         3.590%, 01/10/40                                 1,491           1,481
   GS Mortgage Securities,
      Ser 2007-EOP, Cl K (C)
         6.850%, 10/06/07                                   380             364

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   GSR Mortgage Loan Trust,
      Ser 2005-AR2, Cl 1A2 (C)
         4.596%, 10/01/07                         $         725   $         714
   GSR Mortgage Loan Trust,
      Ser 2006-AR1, Cl 2A2
         5.181%, 01/25/36                                 1,557           1,550
   GSR Mortgage Loan Trust,
      Ser 2006-AR1, Cl 3A1
         5.413%, 01/25/36                                   738             735
   GSR Mortgage Loan Trust,
      Ser 2006-AR2, Cl 3A1
         5.748%, 04/25/36                                 1,072           1,081
   GSR Mortgage Loan Trust,
      Ser 2007-AR1, Cl 2A1
         6.013%, 03/25/37                                 2,333           2,355
   Gracechurch Mortgage Financing PLC,
      Ser 2007-1A, Cl 2D1
         5.750%, 11/20/56                                 1,195           1,146
   Granite Master Issuer PLC,
      Ser 2006-3, Cl M1 (C)
         5.538%, 10/22/07                                   570             570
   Granite Master Issuer PLC,
      Ser 2007-1, Cl 1C1
         5.660%, 12/20/54                                   410             381
   Granite Master Issuer PLC,
      Ser 2007-2, Cl 2C1
         5.350%, 12/17/54                                   525             525
   Greenwich Capital Commercial Funding,
      Ser 2006-FL4A, Cl C
         5.990%, 11/05/21                                   810             794
   Harborview Mortgage Loan Trust,
      Ser 2005-14, Cl 3A1A (C)
         5.304%, 12/19/35                                 1,790           1,791
   Holmes Master Issuer PLC,
      Ser 2007-1, Cl 1C1 (C)
         5.640%, 10/16/07                                   475             473
   Holmes Master Issuer PLC,
      Ser 2007-2A, Cl 1C (C)
         5.604%, 10/16/07                                   900             895
   Impac CMB Trust, Ser 2005-1,
      Cl 1A1 (C)
         5.391%, 10/25/07                                   490             481
   Impac CMB Trust, Ser 2005-4,
      Cl 1M1 (C)
         5.750%, 10/25/07                                   796             774
   IXIS Real Estate Capital Trust,
      Ser 2006-HE3, Cl A2 (C)
         5.230%, 10/25/07                                 1,250           1,229
   Interstar Millennium Trust,
      Ser 2002-1G, Cl A2 (C)
         5.540%, 07/07/34                                   170             169
   JPMorgan Chase Commercial Mortgage
      Trust, Ser 2006-FL2A, Cl J
         6.400%, 11/15/18                                 2,176           2,096


--------------------------------------------------------------------------------
144         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   JPMorgan Mortgage Acquisition,
      Ser 2006-CH1, Cl M1
         5.350%, 07/25/36                         $         335   $         295
   JPMorgan Mortgage Acquisition,
      Ser 2006-CH2, Cl MV1
         5.340%, 10/25/36                                 1,125             975
   JPMorgan Mortgage Acquisition,
      Ser 2006-WMC3, Cl A4 (C)
         5.280%, 10/25/07                                 1,250           1,209
   JPMorgan Mortgage Acquisition,
      Ser 2007-CH3, Cl M3
         5.500%, 03/01/37                                   385             316
   JPMorgan Mortgage Trust,
      Ser 2006-A4, Cl 1A1 (C)
         5.820%, 10/01/07                                 2,598           2,611
   JPMorgan Mortgage Trust,
      Ser 2006-A6, Cl 4A1
         5.251%, 10/25/36                                 1,191           1,187
   JPMorgan Mortgage Trust,
      Ser 2007-A3, Cl 1A1 (C)
         5.490%, 10/01/07                                 2,205           2,223
   Katonah, Ser 7A, Cl B (B) (C)
         5.780%, 11/15/07                                   700             639
   Leek Finance PLC, Ser 18A,
      Cl A2B (C)
         5.368%, 12/21/07                                   500             496
   MLCC Mortgage Investors,
      Ser 2006-1, Cl 2A1 (C)
         5.390%, 02/25/36                                 1,367           1,370
   MLCC Mortgage Investors,
      Ser 2006-2, Cl 2A (C)
         5.500%, 10/01/07                                 2,661           2,683
   Master Adjustable Rate Mortgage,
      Ser 2004-12, Cl 5A1 (C)
         6.500%, 10/01/07                                   178             179
   Merrill Lynch First Franklin Mortgage
      Loan Trust, Ser 2007-3, Cl B1 (C)
         7.070%, 06/25/37                                   180              79
   Merrill Lynch First Franklin Mortgage
      Loan Trust, Ser 2007-3, Cl M6 (C)
         6.320%, 06/25/37                                   130              80
   Merrill Lynch First Franklin Mortgage
      Loan Trust, Ser 2007-4, Cl M6 (C)
         6.205%, 07/25/37                                   505             363
   Merrill Lynch Mortage Investors,
      Ser 2005-A2, Cl A2
         4.490%, 10/01/07                                 1,846           1,823
   Merrill Lynch Mortgage Investors,
      Ser 2005-A1, Cl 1A (C)
         4.750%, 10/01/07                                   783             787
   Merrill Lynch Mortgage Investors,
      Ser 2005-A9, Cl 2A1A (C)
         5.150%, 12/25/35                                 1,932           1,923

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Merrill Lynch Mortgage Investors,
      Ser 2005-A9, Cl 2A1E (C)
         5.148%, 12/25/35                         $       2,392   $       2,384
   Merrill Lynch Mortgage-Backed
      Securities Trust, Ser 2007-2, Cl 1A1
         5.800%, 10/01/07                                 2,451           2,465
   Morgan Stanley Capital I,
      Ser 2007-XLFA, Cl C (C)
         5.771%, 10/15/20                                 1,025             992
   Morgan Stanley Dean Witter Capital,
      Ser 2000-LIFE, Cl A2
         7.570%, 11/15/36                                   870             908
   MortgageIT Trust, Ser 2005-5,
      Cl A1 (C)
         5.760%, 10/25/07                                 1,561           1,538
   Nationstar Home Equity Loan Trust,
      Ser 2006-B, Cl AV2 (C)
         5.260%, 09/25/36                                 1,000             985
   New Century Home Equity Loan Trust,
      Ser 2005-1, Cl A1MZ (C)
         5.610%, 10/25/07                                    88              87
   Option One Mortgage Loan Trust,
      Ser 2005-3, Cl M1 (C)
         5.975%, 10/25/07                                   428             400
   Option One Mortgage Loan Trust,
      Ser 2007-2, Cl M1 (C)
         5.490%, 03/25/37                                 2,635           2,247
   Option One Mortgage Loan Trust,
      Ser 2007-FXD1, Cl 3A3 (C)
         5.611%, 01/25/37                                   285             282
   Option One Mortgage Loan Trust,
      Ser 2007-FXD2, Cl 2A1 (E)
         5.900%, 03/25/37                                 1,542           1,534
   Option One Mortgage Loan Trust,
      Ser 2007-HL1, Cl 2A1 (C)
         5.625%, 10/26/07                                 1,270           1,262
   Pendeford Master Issuer PLC,
      Ser 2007-1A, Cl 1C (C)
         5.800%, 05/12/59                                 1,235           1,230
   Permanent Master Issuer PLC,
      Ser 2006-1, Cl 2C (C)
         5.820%, 10/16/07                                   700             698
   Permanent Master Issuer PLC,
      Ser 2007-1, Cl 1C (C)
         5.530%, 07/15/42                                   670             667
   Prima, Ser 2006-1, Cl A1 (C)
         5.417%, 10/01/07                                 2,493           2,464
   Prudential Commercial Mortgage Trust,
      Ser 2003-PWR1, Cl A1
         3.669%, 02/11/36                                   969             945
   Residential Funding Mortgage
      Securities I, Ser 2007-SA2, Cl 2A1
         5.688%, 04/25/37                                 2,254           2,269


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         145

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Residential Funding Mortgage Securities,
      Ser 2006-SA1, Cl 1A1 (C)
         5.674%, 02/25/36                         $         661   $         664
   Residential Funding Mortgage Securities,
      Ser 2007-SA2, Cl 2A2 (C)
         5.680%, 10/01/07                                 1,094           1,108
   Residential Funding Mortgage Securities,
      Ser 2007-SA3, Cl 2A1
         5.789%, 07/27/37                                 2,424           2,412
   Sequoia Mortgage Trust,
      Ser 2004-10, Cl A2 (C)
         5.820%, 10/20/07                                   353             351
   Sequoia Mortgage Trust,
      Ser 2004-11, Cl A1 (C)
         5.800%, 10/20/07                                   268             266
   Sequoia Mortgage Trust,
      Ser 2005-2, Cl A1 (C)
         5.800%, 10/20/07                                   160             157
   Sequoia Mortgage Trust,
      Ser 2007-1, Cl 2A1 (C)
         5.830%, 10/20/07                                 2,274           2,281
   VTB Capital, Ser 2006-1, Cl A1 (B) (C)
         5.956%, 11/02/07                                   310             307
   WFS Financial Owner Trust,
      Ser 2005-2, Cl A3
         4.170%, 12/17/09                                   342             341
   WFS Financial Owner Trust,
      Ser 2005-3, Cl B
         4.500%, 05/17/13                                   700             694
   Washington Mutual Mortgage
      Pass-Through Certificate,
      Ser 2003-AR10, Cl A6 (C)
         4.060%, 10/01/07                                 1,500           1,484
   Washington Mutual Mortgage
      Pass-Through Certificate,
      Ser 2004-AR5, Cl A6 (C)
         3.840%, 10/01/07                                 1,200           1,176
   Washington Mutual Mortgage
      Pass-Through Certificate,
      Ser 2005-AR14, Cl 1A4 (C)
         5.059%, 12/25/35                                 2,386           2,372
   Washington Mutual Mortgage
      Pass-Through Certificate,
      Ser 2005-AR3, Cl A2 (C)
         4.637%, 10/01/07                                 1,409           1,394
   Washington Mutual Mortgage
      Pass-Through Certificate,
      Ser 2006-AR2, Cl 1A1 (C)
         5.310%, 10/01/07                                   776             770
   Wells Fargo Mortgage-Backed Securities
      Trust, Ser 2005-AR4, Cl 2A2 (C)
         5.310%, 10/01/07                                   539             533

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Wells Fargo Mortgage-Backed Securities
      Trust, Ser 2006-AR10, Cl 2A1 (C)
         5.640%, 07/25/36                         $       1,276   $       1,274
   Wells Fargo Mortgage-Backed Securities
      Trust, Ser 2006-AR10, Cl 4A1
         5.565%, 07/25/36                                 2,490           2,478
   Wells Fargo Mortgage-Backed Securities
      Trust, Ser 2006-AR12, Cl 2A1
         6.101%, 09/25/36                                 3,352           3,392
   Wells Fargo Mortgage-Backed Securities
      Trust, Ser 2006-AR16, Cl A1
         5.681%, 10/25/36                                 1,870           1,877
   Wells Fargo Mortgage-Backed Securities
      Trust, Ser 2006-AR5, Cl 2A1 (C)
         5.530%, 10/01/07                                 1,813           1,821
   Wells Fargo Mortgage-Backed Securities
      Trust, Ser 2006-AR6, Cl 3A1 (C)
         5.090%, 10/01/07                                 1,900           1,894
   Wells Fargo Mortgage-Backed Securities
      Trust, Ser 2006-AR8, Cl 2A1 (C)
         5.240%, 10/01/07                                 1,235           1,233
   Wells Fargo Mortgage-Backed Securities,
      Ser 2003-J, Cl 2A4 (C)
         4.451%, 10/25/33                                   350             346
   Wells Fargo Mortgage-Backed Securities,
      Ser 2004-BB, Cl A2 (C)
         4.560%, 10/01/07                                   817             808
   Wells Fargo Mortgage-Backed Securities,
      Ser 2005-AR1, Cl 2A1
         4.489%, 02/25/35                                 1,065           1,053
   Wells Fargo Mortgage-Backed Securities,
      Ser 2005-AR2, Cl 2A2 (C)
         4.548%, 10/01/07                                   923             913
                                                                  --------------
                                                                        151,903
                                                                  --------------
OTHER ASSET-BACKED SECURITIES -- 4.3%
   ACAS Business Loan Trust,
      Ser 2007-1A, Cl C (C)
         6.203%, 08/16/19                                 2,290           2,145
   AICCO Premium Finance Master Trust,
      Ser 2007-AA, Cl C (C)
         6.612%, 10/15/07                                 1,245           1,207
   Babson CLO, Ser 2007-1A, Cl A1 (C)
         5.590%, 10/18/07                                 1,120           1,103
   Blackrock Senior Income Series,
      Ser 2006-4A, Cl C (C)
         6.035%, 04/20/19                                 1,930           1,648
   C-Bass, Ser 16A, Cl A (C)
         5.610%, 12/06/07                                   537             510
   CIT Equipment Collateral,
      Ser 2006-VT2, Cl C
         5.290%, 04/20/14                                   141             140


--------------------------------------------------------------------------------
146         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Capital One Multi-Asset Execution Trust,
      Ser 2007-C3, Cl C3
         5.901%, 10/15/07                         $       3,000      $    2,917
   Capital Trust Re CDO Ltd.,
      Ser 2006-4A, Cl A1 (C)
         5.810%, 10/20/43                                 1,152           1,095
   Caterpillar Financial Asset Trust,
      Ser 2005-A, Cl A3
         3.900%, 02/25/09                                   174             174
   Caterpillar Financial Asset Trust,
      Ser 2006-A, Cl A3
         5.570%, 05/25/10                                 1,250           1,254
   Chase Issuance Trust,
      Ser 2007-A15, Cl A
         4.960%, 09/17/12                                 2,000           2,000
   Chase Issuance Trust,
      Ser 2007-A14, Cl A14
         5.379%, 09/15/11                                 3,100           3,084
   Domino's Pizza Master Issuer LLC,
      Ser 2007-1, Cl A2
         5.261%, 04/25/37                                 2,200           2,180
   GE Business Loan Trust,
      Ser 2003-2A, Cl B (C)
         6.750%, 11/15/31                                   126             125
   GE Business Loan Trust,
      Ser 2004-2A, Cl A (C)
         5.970%, 12/15/32                                   152             150
   GE Business Loan Trust,
      Ser 2004-2A, Cl B (C)
         6.230%, 12/15/32                                   114             112
   GE Business Loan Trust,
      Ser 2006-2A, Cl D (C)
         6.500%, 11/15/34                                   298             282
   GE Dealer Floorplan Master Note Trust,
      Ser 2006-2, Cl C (C)
         5.968%, 04/20/13                                   460             436
   John Deere Owner Trust,
      Ser 2007-A, Cl A2
         5.210%, 10/15/09                                   375             375
   Lambda Finance, Ser 2005-1A,
      Cl A3 (C)
         5.788%, 11/15/29                                 1,600           1,582
   Marriott Vacation Club Owner Trust,
      Ser 2006-2A, Cl A
         5.360%, 10/20/28                                   210             211
   Marriott Vacation Club Owner Trust,
      Ser 2007-1A, Cl D
         6.159%, 05/20/29                                   986             989
   Mayport CLO, Ser 2006-1A, Cl A2L (C)
         5.720%, 02/22/20                                 1,005             930
   Mayport CLO, Ser 2006-1A, Cl A3L (C)
         6.010%, 02/22/20                                   270             233
   Race Point CLO, Ser 2007-4A, Cl D
         7.356%, 02/01/08                                   500             421

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Superior Wholesale Inventory Financing
      Trust, Ser 2007-AE1, Cl B (C)
         5.911%, 10/15/07                         $         115   $         111
   Superior Wholesale Inventory Financing
      Trust, Ser 2007-AE1, Cl C (C)
         6.211%, 01/15/12                                   215             207
   Triton Container Finance LLC,
      Ser 2006-1A, Cl N (C)
         5.490%, 11/26/21                                   694             674
   Wadsworth CDO, Ser 2006-1A, Cl A2 (C)
         5.746%, 11/02/46                                   940             423
   Wadsworth CDO, Ser 2006-1A, Cl B (C)
         5.820%, 11/05/46                                   315             126
                                                                  --------------
                                                                         26,844
                                                                  --------------
Total Asset-Backed Securities
   (Cost $258,686) ($ Thousands)                                        253,465
                                                                  --------------
LOAN PARTICIPATIONS -- 28.4%
   Acument Global Tech
         8.860%, 08/11/13                                 1,987           1,948
   Alpha Topco
         7.915%, 12/31/13                                 2,500           2,400
   Alpha Topco, 2nd Lien
         9.040%, 06/30/14                                 2,000           1,905
   Applied Systems
         7.854%, 09/26/13                                   496             481
   Aspect Software, Tranche A-1 Term Loan
         8.375%, 07/11/11                                 1,150           1,092
   Barrington
         7.748%, 08/05/13                                   993             975
   Berry Plastics Holdings, Term C Loan
         7.357%, 04/03/15                                 1,995           1,944
   Big Dumpster Acquisition
         7.610%, 02/05/13                                   979             939
         0.000%, 02/05/13 (D)                                21               1
   Bio Tech Research Lab
         7.360%, 03/17/14                                   996             896
   Brickman Group Holdings
         7.340%, 01/23/14                                   998             965
   Buffets Holding
         8.110%, 11/01/13                                     2               2
   Burlington Coat Factory
         7.760%, 05/28/13                                 2,961           2,835
   CCS Medical
         8.820%, 09/30/12                                 1,967           1,933
         8.450%, 09/30/12                                 2,455           2,412
   Caritor
         7.610%, 05/17/13                                 1,860           1,712
   Caritor (Synthetic)
         7.610%, 05/11/13                                   140             128
   Cellnet Group
         7.360%, 07/22/11                                 1,999           1,924


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         147

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Cequel Communications
         7.360%, 11/05/13                         $       1,995   $       1,916
         7.351%, 11/05/13                                 1,995           1,916
   Charter Communications
         7.360%, 06/05/14                                 1,000             966
         7.360%, 03/06/14                                 1,500           1,449
         7.360%, 06/05/14                                 2,000           1,932
   Chiquita Brands
         8.563%, 06/28/12                                   990             978
   Clarke American, Tranche B
         7.840%, 03/09/14                                 2,000           1,855
   Cooper-Standard Auto
         7.875%, 12/23/11                                 1,010             986
   DTN
         8.370%, 08/15/14                                   993             970
   Delphi
         8.125%, 12/31/07                                 2,000           1,988
         7.625%, 12/31/07                                 1,000             994
   Delta Air Lines, 2nd Lien
         8.610%, 04/30/14                                 1,000             968
   Dynea North, 1st Lien
         8.110%, 07/10/14                                 2,000           1,945
   Eddie Bauer
         8.570%, 04/01/14                                   998             973
   Emerson Reinsurance, Term A Loan
         7.110%, 12/15/11                                 1,300           1,261
   Emerson Reinsurance, Term B Loan
         8.360%, 12/15/11                                   500             485
   Emerson Reinsurance, Term C Loan
         10.640%, 12/15/11                                  200             194
   Euramax International, 1st Lien
         8.375%, 06/29/12                                 1,489           1,373
   FSB Holding
         7.875%, 09/29/13                                   500             490
   Ferro
         7.219%, 06/06/12                                 2,345           2,280
         1.000%, 06/06/12 (D)                               644              18
   Foamex LP, 1st Lien
         7.699%, 02/12/13                                 3,000           2,803
   Fontainebleau Miami
         11.703%, 06/06/12                                2,500           2,381
   Ford Motor
         8.700%, 12/15/13                                   993             962
   GTM Holding
         8.110%, 10/13/13                                   995             965
   Generac Acquisition
         7.850%, 11/15/13                                 1,980           1,772
   Ginn La Conduit Lender
         8.860%, 06/08/11                                   681             570
         5.250%, 06/08/11                                   315             264

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Ginn La Conduit Lender, 1st Lien,
      Tranche A
         5.250%, 06/08/11                         $         315   $         264
   Ginn La Conduit Lender, 1st Lien,
      Tranche B
         8.860%, 06/08/11                                   681             570
   Global Petroleum
         9.855%, 07/26/13                                 1,980           1,901
   Graham Packaging Company LP,
      Term B Loan
         7.625%, 10/07/11                                 1,995           1,962
   Green Valley Ranch Gaming
         7.542%, 02/16/14                                 2,992           2,902
   Green Valley Ranch Gaming, 2nd Lien
         8.791%, 08/16/14                                 1,000             948
   HCA
         7.610%, 11/07/13                                 1,990           1,947
   Healthsouth
         7.848%, 03/10/13                                   620             605
   II Exploration (Synthetic)
         9.110%, 10/28/13                                   150             144
   II Exploration, LP, Term B Loan
         8.913%, 10/28/13                                   848             814
   IPC Systems, Tranche B-1
         7.610%, 05/31/14                                     5               5
   Ipayment
         7.437%, 05/10/13                                 1,980           1,861
   JHT Holding
         10.116%, 12/21/12                                1,945           1,828
   Kuilima Resort
         12.000%, 09/30/10                                1,577           1,441
   LNR Property
         8.110%, 07/12/11                                 1,000             960
   Lake at Las Vegas
         15.460%, 06/20/12                                1,759           1,513
   Lake at Las Vegas (Synthetic)
         15.460%, 06/20/12                                  241             207
   Land Investors
         8.070%, 05/09/11                                 1,167           1,038
   Latham Manufacturing
         8.520%, 06/30/12                                   995             938
   Lifecare Holding
         8.360%, 08/11/12                                   497             458
   MGM Holding II
         8.610%, 04/08/12                                 2,985           2,862
   MGM Holdings II LOC, Tranche B
         8.610%, 04/08/12                                   292             280
   Medical Staffing Network, 1st Lien
         10.750%, 07/02/13                                1,000             990
   Metro PCS Wireless
         7.625%, 11/03/13                                 2,479           2,441


--------------------------------------------------------------------------------
148         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Metro PCS Wireless, Tranche B
         7.625%, 11/04/13                         $       1,000   $         985
         7.625%, 02/20/14                                   990             975
   Michaels Stores
         7.638%, 10/31/13                                 1,496           1,449
   Monitor Oil
         17.360%, 12/14/14                                1,000             985
         10.860%, 12/14/13                                  995             990
   Monitor Oil, 2nd Lien (D)
         0.000%, 01/25/15                                    47              --
   Movie Gallery, 1st Lien
         3.144%, 03/08/12                                   480             437
         0.000%, 03/08/12 (E)                             1,440           1,310
   Movie Gallery, 1st Lien (Synthetic)
         3.139%, 03/08/12                                    20              18
         0.000%, 03/08/12 (E)                                60              55
   NE Energy
         8.090%, 11/01/13                                 1,730           1,675
         7.750%, 11/01/13                                   211             205
   National Cine Media LLC
         7.110%, 02/13/15                                 2,000           1,918
   National Money Mart
         8.050%, 10/30/12                                   995             970
   Nep II
         7.610%, 02/16/14                                 1,995           1,895
   Nielsen Finance LLC (E)
         0.000%, 08/09/13                                   995             965
   Northwest Airlines
         7.510%, 08/21/08                                   990             945
   Orbitz Worldwide
         8.340%, 07/25/14                                 2,000           1,947
   Pinnacle Foods Group
         8.110%, 04/19/14                                 1,000             966
   Pivotal Promontory LLC
         8.070%, 08/31/10                                 2,959           2,693
   Protection One Alarm Monitoring
         7.590%, 03/31/12                                   967             943
   Realogy (Synthetic) (E)
         0.000%, 10/10/13                                   648             609
   Realogy, Term B Loan (E)
         0.000%, 10/10/13                                 2,847           2,669
   Riverdeep Interactive Learning USA
         8.110%, 12/20/13                                   995             981
   Roofing Supply Group
         9.360%, 06/30/13                                   993             893
   Sabre
         7.608%, 09/30/14                                 5,831           5,553
   Serena Software
         7.336%, 03/10/13                                 1,840           1,766
   Sirva Worldwide
         11.608%, 12/01/10                                1,787           1,193

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Sitel LLC
         7.850%, 01/30/14                         $       2,916   $       2,697
   Solo Cup
         8.947%, 02/27/11                                   958             951
         8.940%, 02/27/11                                   953             945
   Sorenson Communications
         7.860%, 02/16/14                                   981             966
   Spirit Finance
         8.360%, 07/15/13                                 3,500           3,237
   Stile Acquisition
         7.360%, 04/06/13                                   995             934
   Stratos Global
         8.110%, 02/13/12                                 1,980           1,930
   The Newark Group
         7.570%, 03/22/13                                 2,000           1,920
   Total Safety, Tranche B, 1st Lien
         8.329%, 12/08/12                                 1,000             970
   Totes Isotoner, 1st Lien
         7.839%, 01/31/13                                 1,493           1,433
         7.835%, 01/31/13                                 1,739           1,669
         0.000%, 01/31/13 (E)                               748             718
   Travelport LLC (Synthetic) (E)
         0.000%, 08/23/13                                    95              93
   Travelport LLC, Term B Loan (E)
         0.000%, 08/23/13                                   743             723
   Tribune, Tranche B
         8.360%, 05/09/14                                 3,000           2,722
   Tribune, Tranche X
         7.860%, 05/09/09                                 1,867           1,845
   US Airways Group
         7.860%, 03/19/14                                 6,500           6,177
   Univision Communications
         7.605%, 08/15/14                                   470             444
         1.000%, 08/15/14 (D)                                30               2
   VML US Finance LLC
         7.610%, 05/25/13                                 1,000             975
   VNU
         7.360%, 08/01/13                                   993             961
   Venoco
         9.360%, 04/28/11                                 2,000           1,967
   Venoco, 2nd Lien
         9.360%, 05/07/14                                 1,000             984
   Verint Systems
         8.106%, 05/09/14                                 1,877           1,825
   Vertafore, 1st Lien
         8.005%, 01/31/12                                 1,492           1,447
   Waiccs Las Vegas 3 LLC, 1st Lien
         8.828%, 07/30/08                                 2,000           1,970
   Waiccs Las Vegas 3 LLC, 2nd Lien
         14.328%, 07/30/08                                2,000           1,970


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         149

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   WideOpenWest Finance, 1st Lien
         7.932%, 06/01/14                         $       3,000   $       2,872
         0.000%, 06/30/14 (E)                             2,000           1,915
   WideOpenWest Finance, 2nd Lien
         11.610%, 06/27/15                                1,250           1,175
   Wm. Bolthouse Farms
         7.625%, 12/17/12                                 2,982           2,856
                                                                  --------------
Total Loan Participations
   (Cost $184,387) ($ Thousands)                                        176,308
                                                                  --------------

CORPORATE OBLIGATIONS -- 12.8%

CONSUMER DISCRETIONARY -- 2.0%
   CBS
         7.700%, 07/30/10                                 1,000           1,062
   COX Communications
         4.625%, 01/15/10                                 1,000             988
         4.625%, 06/01/13                                 1,500           1,415
   CVS Caremark (C)
         5.660%, 12/04/07                                 1,410           1,405
   Comcast
         5.500%, 03/15/11                                 1,500           1,503
   Daimler Finance NA LLC
         4.875%, 06/15/10                                 1,500           1,483
   Harrah's Operating
         5.500%, 07/01/10                                 1,000             960
   Macy's Retail Holdings
         5.350%, 03/15/12                                   935             917
   Time Warner Cable (B)
         5.400%, 07/02/12                                 2,100           2,074
   Univision Communications
         3.875%, 10/15/08                                   825             800
                                                                  --------------
                                                                         12,607
                                                                  --------------
CONSUMER STAPLES -- 0.3%
   Altria Group
         7.000%, 11/04/13                                 1,000           1,087
   Miller Brewing (B)
         4.250%, 08/15/08                                 1,000             990
                                                                  --------------
                                                                          2,077
                                                                  --------------
ENERGY -- 0.1%
   Canadian Natural Resources
         5.700%, 05/15/17                                   750             732
                                                                  --------------
FINANCIALS -- 8.6%
   American General Financial MTN, Ser I
         4.875%, 07/15/12                                 1,000             966
   Ameriprise Financial
         5.350%, 11/15/10                                 1,000           1,007
   BTM Holding (B)
         4.760%, 07/21/15                                 1,000             976

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Banco Santander Chile (B) (C)
         5.710%, 12/09/07                         $       1,750   $       1,752
   CIT Group
         5.635%, 07/28/11 (C)                             1,500           1,386
         3.375%, 04/01/09                                 1,000             955
   Capmark Financial Group (B) (C)
         6.030%, 05/10/10                                 2,500           2,331
   Citigroup (C)
         5.910%, 08/25/36                                 1,500           1,410
   Comerica Bank
         5.450%, 05/10/10                                 2,350           2,350
   Countrywide Financial MTN (C)
         5.500%, 10/05/07                                 2,500           2,370
   Everest Reinsurance Holdings
         8.750%, 03/15/10                                 1,050           1,135
         6.600%, 05/15/37                                 2,000           1,855
   Goldman Sachs Capital III (C)
         6.350%, 09/29/49                                 2,600           2,361
   Hartford Financial Services Group
         7.900%, 06/15/10                                 1,000           1,079
   ILFC E-Capital Trust I (B) (C)
         5.900%, 12/21/07                                 1,000             993
   JPMorgan Chase Capital XXI, Ser U (C)
         6.309%, 02/02/37                                 2,550           2,272
   Lehman Brothers Holdings
         6.200%, 09/26/14                                 2,000           2,008
   Liberty Property LP+
         7.250%, 03/15/11                                 1,000           1,041
   Mellon Funding (C)
         5.510%, 05/15/14                                 2,100           2,083
   Merrill Lynch (C)
         6.251%, 12/12/07                                   700             653
   Metlife
         5.000%, 06/15/15                                 2,000           1,907
   Monumental Global Funding (B) (C)
         5.560%, 10/16/07                                 1,800           1,800
   Morgan Stanley MTN, Ser G (C)
         5.660%, 10/04/07                                 1,700           1,648
   Progressive
         6.700%, 12/15/07                                 2,330           2,261
   Prudential Financial MTN
         5.100%, 12/14/11                                   310             308
   RSHB Capital
         7.175%, 05/16/13 (B)                               115             118
         6.299%, 05/15/17                                 1,065           1,003
   Reinsurance Group of America
         5.625%, 03/15/17                                 1,400           1,352
   State Street (C)
         5.460%, 04/30/12                                 1,215           1,205
   State Street Cap Trust IV (C)
         6.355%, 06/15/37                                   850             769
   Textron Financial MTN
         5.125%, 02/03/11                                 1,000             995


--------------------------------------------------------------------------------
150         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Travelers MTN
         5.375%, 06/15/12                         $       2,130   $       2,151
   UBS Luxembourg
         6.230%, 02/11/15                                   500             499
   Union Planters
         7.750%, 03/01/11                                 1,000           1,074
   Unitrin
         6.000%, 05/15/17                                 1,270           1,235
         4.875%, 11/01/10                                 1,000             990
   VTB 24 Capital PLC MTN, Ser E
         6.540%, 12/07/09                                 1,000             981
   Western Union
         5.400%, 11/17/11                                 1,175           1,173
   Willis North America
         5.125%, 07/15/10                                 1,000             990
                                                                  --------------
                                                                         53,442
                                                                  --------------
HEALTH CARE -- 0.3%
   Quest Diagnostic
         5.125%, 11/01/10                                 1,000             999
   Wyeth
         6.950%, 03/15/11                                 1,000           1,048
                                                                  --------------
                                                                          2,047
                                                                  --------------
INDUSTRIALS -- 0.4%
   Continental Airlines, Ser 061G
         5.710%, 06/02/13                                 1,000           1,000
   Continental Airlines, Ser 1998-3
         6.320%, 11/01/08                                 1,270           1,267
                                                                  --------------
                                                                          2,267
                                                                  --------------
INFORMATION TECHNOLOGY -- 0.1%
   Freescale Semiconductor
         8.875%, 12/15/14                                   500             482
                                                                  --------------
REGIONAL AGENCIES -- 0.1%
   Republic of Trinidad & Tobago
         9.875%, 10/01/09                                   500             548
                                                                  --------------
TELECOMMUNICATION SERVICES -- 0.5%
   Corning
         6.050%, 06/15/15                                 1,000           1,005
   Telecom Italia Capital (C)
         5.970%, 10/18/07                                 1,000             994
   Vodafone Group PLC
         5.785%, 11/27/07                                 1,300           1,285
                                                                  --------------
                                                                          3,284
                                                                  --------------

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
UTILITIES -- 0.4%
   Nisource Finance (C)
         6.064%, 11/23/07                         $       1,500   $       1,488
   Southern, Ser A
         5.300%, 01/15/12                                   665             665
                                                                  --------------
                                                                          2,153
                                                                  --------------
Total Corporate Obligations
   (Cost $81,249) ($ Thousands)                                          79,639
                                                                  --------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
OBLIGATIONS -- 6.1%
   FHLB (A)
         0.000%, 12/27/07                                 1,000             988
   FHLMC
         6.000%, 09/01/26                                 1,332           1,339
   FHLMC CMO, Ser 3153, Cl FX (C)
         5.961%, 10/15/07                                 2,556           2,539
   FHLMC, Ser RB (A)
         4.898%, 10/09/07                                   470             469
   FHLMC CMO STRIPS, Ser 245, Cl IO, IO
         5.000%, 05/15/37                                 1,698             478
   FNMA
         6.500%, 09/01/26                                   746             762
         6.000%, 11/01/14 to 01/01/27                    14,600          14,756
         4.592%, 12/19/07 (A)                             1,000             990
         0.000%, 11/07/03 (A)                               500             498
   FNMA CMO STRIPS, Ser 377, Cl 2, IO
         5.000%, 10/01/36                                 1,796             479
   FNMA CMO, Ser 2003-8, Cl BN
         4.500%, 03/25/16                                 1,512           1,500
   FNMA TBA
         6.000%, 10/01/26                                 7,955           7,998
         5.500%, 10/15/22                                 5,000           4,987
                                                                  --------------
Total U.S. Government Agency
   Mortgage-Backed Obligations
   (Cost $37,843) ($ Thousands)                                          37,783
                                                                  --------------
TIME DEPOSITS -- 6.4%

   Barclays Bank London
         4.890%, 11/13/07                                 8,661           8,661
   Lloyds TSB London
         5.260%, 10/10/07                                 5,229           5,229
   Royal Bank of Canada
         4.800%, 11/13/07                                 9,099           9,099
   Royal Bank of Scotland
         5.640%, 10/31/07                                 3,122           3,122
         5.450%, 10/10/07                                 5,668           5,668
   UBS London
         5.570%, 10/31/07                                 7,782           7,782
                                                                  --------------
Total Time Deposits
  (Cost $39,561) ($ Thousands)                                           39,561
                                                                  --------------


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         151

SCHEDULE OF INVESTMENTS

Enhanced Income Fund (Concluded)

September 30, 2007

--------------------------------------------------------------------------------
                                             Shares/Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
CASH EQUIVALENT*++ -- 5.7%
   SEI Daily Income Trust,
      Prime Obligation Fund,
      Cl A, 5.350%                                   35,252,174   $      35,252
                                                                  --------------
Total Cash Equivalent
   (Cost $35,252) ($ Thousands)                                          35,252
                                                                  --------------
CERTIFICATE OF DEPOSIT -- 0.1%
   Sovereign Bank
         4.000%, 02/01/08                         $         400             398
                                                                  --------------
Total Certificate of Deposit
  (Cost $398) ($ Thousands)                                                 398
                                                                  --------------

REPURCHASE AGREEMENT (F) -- 2.0%
   Merrill Lynch 5.100%,
      dated 09/28/07, to be repurchased
      on 10/01/07, repurchase price
      $12,805,440 (collateralized by
      various U.S. Government Obligations
      ranging in par value $5,440,000-
      $9,745,697, 6.000%, 03/01/36-
      12/01/36; with total market value
      $13,059,236)                                       12,800          12,800
                                                                  --------------
Total Repurchase Agreement
   (Cost $12,800) ($ Thousands)                                          12,800
                                                                  --------------
Total Investments -- 102.3%
   (Cost $650,176) ($ Thousands)                                  $     635,206
                                                                  ==============

A summary of the open futures contracts held by the Fund at September 30, 2007, is as follows (see Note 2 in Notes to Financial Statements):

--------------------------------------------------------------------------------
                                                                     UNREALIZED
                                NUMBER OF                          APPRECIATION
TYPE OF                         CONTRACTS        EXPIRATION      (DEPRECIATION)
CONTRACT                     LONG (SHORT)              DATE       ($ THOUSANDS)
--------------------------------------------------------------------------------
90-Day Euro$                          174          Dec-2007            $    121
90-Day Euro$                         (347)         Sep-2008                (438)
90-Day Euro$                          175          Dec-2010                 182
U.S. 2-Year Note                      326          Dec-2007                 198
U.S. 5-Year Note                     (213)         Dec-2007                 (60)
U.S. 10-Year Note                    (695)         Dec-2007
                                                                           (112)
                                                                       --------
                                                                       $   (109)
                                                                       ========

A summary of the outstanding forward foreign currency contracts held by the Fund at September 30, 2007, is as follows (see Note 2 in Notes to Financial Statements):

--------------------------------------------------------------------------------
                                                                     UNREALIZED
                                 CURRENCY            CURRENCY      APPRECIATION
MATURITY                       TO DELIVER          TO RECEIVE    (DEPRECIATION)
DATE                        ($ THOUSANDS)       ($ THOUSANDS)     ($ THOUSANDS)
--------------------------------------------------------------------------------
10/10/07               AUD          7,409  GBP          3,094        $    (251)
10/10/07-1/11/08       AUD         13,093  JPY      1,236,000             (738)
10/10/07               AUD          6,045  USD          5,120             (227)
10/10/07               CAD          5,000  USD          4,825             (208)
10/10/07               CHF          1,764  EUR          1,079               23
10/10/07-2/12/08       CHF         66,600  GBP         27,650           (1,036)
10/10/07-3/12/08       CHF         20,900  NZD         24,009               40
10/10/07-3/12/08       CHF         55,300  USD         46,208           (1,386)
10/10/07               EUR          4,072  CHF          6,704              (48)
10/10/07               GBP          1,017  AUD          2,487              128
10/10/07-2/12/08       GBP         25,999  CHF         62,300              716
10/10/07-2/13/08       GBP         22,247  JPY      5,184,000               88
10/10/07               GBP          5,011  USD         10,126              (80)
10/10/07-3/12/08       JPY      2,310,000  AUD         23,449              441
10/10/07-3/12/08       JPY      6,893,000  GBP         29,473             (392)
10/10/07-3/12/08       JPY      4,261,000  USD         36,583             (831)
10/10/07-1/11/08       NZD         14,854  CHF         12,600             (327)
10/10/07               USD          1,157  AUD          1,395               77
10/10/07               USD            636  CAD            670               39
10/10/07-3/12/08       USD         46,524  CHF         55,300            1,070
10/10/07               USD          8,286  GBP          4,126              117
10/10/07-2/13/08       USD         29,450  JPY      3,432,000              645
                                                                     ----------
                                                                     $  (2,140)
                                                                     ==========

A summary of outstanding swap agreements held by the Fund at September 30, 2007, is as follows (see Note 2 in Notes to Financial Statements):

-----------------------------------------------------------------------------------------------
                                      TOTAL RETURN SWAP
-----------------------------------------------------------------------------------------------
                                                                     NOTIONAL   NET UNREALIZED
                                                   EXPIRATION          AMOUNT     APPRECIATION
DESCRIPTION                                              DATE   ($ THOUSANDS)    ($ THOUSANDS)
-----------------------------------------------------------------------------------------------
The Fund receives payment on the monthly reset
   spread from Lehman Brothers--CMBS AAA 8.5+
   Index plus 30 basis points times the notional
   amount. The Fund receives payment if the
   return on the spread appreciates over the
   payment period and pays if the return on the
   spread depreciates over the payment period.
   (Counterparty: Goldman Sachs International)      11/01/07    $      33,000         $    202
                                                                                      =========

-----------------------------------------------------------------------------------------------
                                      INTEREST RATE SWAP
-----------------------------------------------------------------------------------------------
                                                                                           NET
                                                                     NOTIONAL       UNREALIZED
                                                   EXPIRATION          AMOUNT     APPRECIATION
DESCRIPTION                                              DATE   ($ THOUSANDS)    ($ THOUSANDS)
-----------------------------------------------------------------------------------------------
The Fund receives a fixed rate of 5.055% and
   pays a floating rate based on the 3-Month
   LIBOR Index. (Counterparty Goldman
   Sachs International)                             09/14/17    $       3,150         $     43
                                                                                      =========


--------------------------------------------------------------------------------
152         SEI Institutional Managed Trust / Annual Report / September 30, 2007

-----------------------------------------------------------------------------------------------
                                      CREDIT DEFAULT SWAPS
-----------------------------------------------------------------------------------------------
                                                                                NET UNREALIZED
                                                                     NOTIONAL     APPRECIATION
                                                   EXPIRATION          AMOUNT   (DEPRECIATION)
DESCRIPTION                                              DATE   ($ THOUSANDS)    ($ THOUSANDS)
-----------------------------------------------------------------------------------------------
Fund receives a quarterly payment of 0.0475%
   (0.190% per annum) times notional amount of
   Republic of Italy, 6.875%, 09/27/23. Upon a
   defined credit event the Fund pays the
   notional amount and takes receipt of the
   deliverable obligation. (Counterparty:
   Goldman Sachs International)                     12/20/16          ($1,700)        $      5

Fund receives a monthly payment of 0.045%
   (0.540% per annum) times notional amount of
   ABX.HE.A 06-1 Index. Upon a defined credit
   event the Fund pays the notional amount and
   takes receipt of the deliverable obligation.
   (Counterparty: Goldman Sachs International       07/25/45          (10,500)          (1,501)

Fund receives a monthly payment of 0.285%
   (0.570% per annum) times notional amount of
   CDS GAZZPR. Upon a defined credit event the
   Fund pays the notional amount and takes
   receipt of the deliverable obligation.
   (Counterparty: Goldman Sachs International)      06/20/12           (8,800)            (148)

Fund pays a semi-annual payment of 0.430%
   (0.860% per annum) times notional amount of
   CDS GAZZPR. Upon a defined credit event the
   Fund receives the notional amount and
   delivers the deliverable obligation.
   (Counterparty: Goldman Sachs International)      06/20/17            5,200              149

Fund receives a quarterly payment of 0.1975%
   (0.790% per annum) times notional amount of
   MBIA, 6.625%, 10/1/28. Upon a defined credit
   event the Fund pays the notional amount and
   takes receipt of the deliverable obligation.
   (Counterparty: Goldman Sachs International)      09/20/12           (3,000)             (65)

Fund receives a semi-annual payment of 0.1875%
   (0.375% per annum) times notional amount of
   Pemex Master Trust, 9.500%, 9/15/27. Upon a
   defined credit event the Fund pays the
   notional amount and takes receipt of the
   deliverable obligation. (Counterparty:
   Goldman Sachs International)                     06/20/12           (8,400)             (35)

Fund pays a monthly payment of 0.285%
   (0.570% per annum) times notional amount
   of Pemex Master Trust, 9.500%, 9/15/27. Upon
   a defined credit event the Fund receives the
   notional amount and delivers the deliverable
   obligation. (Counterparty: Goldman Sachs
   International)                                   06/20/17            4,800               41
                                                                                      ---------
                                                                                      $ (1,554)
                                                                                      =========

--------------------------------------------------------------------------------

Description
--------------------------------------------------------------------------------

Percentages are based on Net Assets of $620,942 ($ Thousands).

*     Rate shown is the 7-day effective yield as of September 30, 2007.

+     Real Estate Investments Trust.

++    Investment in Affiliated Security (see Note 3).

(A) Zero Coupon Bond -- The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(B) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(C) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2007. The date reported on the Schedule of Investments is the next reset date.

(D)   Unfunded bank loan. Interest rate not available.

(E)   Unsettled bank loan. Interest rate not available.

(F)   Tri-Party Repurchase Agreement.

AUD -- Australian Dollar
CAD -- Canadian Dollar
CDO -- Collateralized Debt Obligation
CHF -- Swiss Franc
CLO -- Collateralized Loan Obligation
Cl -- Class
CMBS -- Commercial Mortgage-Backed Securities
CMO -- Collateralized Mortgage Obligation
EUR -- Euro
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GBP -- British Pound Sterling
IO -- Interest Only
JPY -- Japanese Yen
LIBOR -- London InterBank Offered Rate
LLC -- Limited Liability Company
LP -- Limited Partnership
Ltd. -- Limited
MTN -- Medium Term Note
NZD -- New Zealand Dollar
PLC -- Public Limited Company
REIT -- Real Estate Investment Trust
Ser -- Series
STRIPS -- Separately Traded Registered Interest and Principal Securities TBA -- To Be Announced
USD -- United States Dollar

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         153

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund

September 30, 2007
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS# (UNAUDITED):

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

34.9%    U.S. Government Agency Mortgage-Backed Obligations
19.6%    Asset-Backed Securities
18.1%    Short-Term Investments
11.1%    U.S. Treasury Obligations
 8.2%    Financials
 1.7%    Energy
 1.2%    Utilities
 1.1%    Industrials
 1.1%    Consumer Discretionary
 0.9%    Telecommunication Services
 0.6%    Health Care
 0.5%    Sovereign
 0.4%    Consumer Staples
 0.2%    Materials
 0.2%    Foreign Bonds
 0.1%    Information Technology
 0.1%    Certificates of Deposit
 0.0%    Purchased Swaptions

#Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 7).

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
OBLIGATIONS -- 48.1%

   FHLB
         5.400%, 01/02/09 (J)                     $       3,480   $       3,480
         4.500%, 10/09/09                                 3,750           3,758
         4.050%, 01/21/09                                 2,000           1,988
         3.310%, 01/23/09                                 2,000           1,970
   FHLB CMO, Ser 2014-17, Cl 1
         5.340%, 03/20/14                                 7,375           7,374
   FHLB CMO, Ser 2015-VN, Cl A
         5.460%, 11/27/15                                 7,116           7,116
   FHLB DN (E) (J)
         4.617%, 10/17/07                                 2,355           2,350
   FHLMC
         7.500%, 11/01/29 to 09/01/32                     2,472           2,580
         7.000%, 01/01/08 to 01/01/32                     3,998           4,120
         6.875%, 09/15/10                                 5,560           5,926
         6.500%, 12/01/13 to 09/01/37                    29,737          30,280
         6.000%, 02/01/18 to 07/01/37                    16,501          16,669
         5.625%, 11/23/35 (J)                             4,830           4,742
         5.500%, 12/01/13 to 09/01/37                    72,369          71,310
         5.000%, 10/01/18 to 08/01/37                    82,100          79,152
         4.625%, 05/28/13 (J)                             3,750           3,686
         4.500%, 05/01/18 to 11/01/35                    10,071           9,673
         4.000%, 07/01/18 to 10/01/33                    26,859          25,212
   FHLMC ARM
         6.687%, 10/01/07                                 2,480           2,531
         6.619%, 10/01/07                                 2,115           2,164
         6.537%, 10/01/07                                 5,122           5,225
         6.157%, 01/01/37                                 1,830           1,860
         6.009%, 04/01/37                                 2,856           2,895
         5.940%, 04/01/37                                 2,978           3,015

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
         5.918%, 04/01/37                         $       7,442   $       7,514
         5.904%, 04/01/37                                 4,394           4,434
         5.895%, 01/01/37                                 2,983           2,990
         5.876%, 04/01/36                                 1,794           1,812
         5.775%, 07/01/37                                 3,036           3,079
         5.767%, 05/01/37                                 1,586           1,598
         5.703%, 05/01/37                                 3,024           3,052
         5.541%, 06/01/37                                 2,632           2,652
         5.126%, 01/01/36                                 6,929           6,825
   FHLMC CMO STRIPS, Ser 232, Cl IO, IO
         5.000%, 08/01/35                                12,507           3,293
   FHLMC CMO STRIPS, Ser 233, Cl 12, IO
         5.000%, 09/15/35                                 3,432             783
   FHLMC CMO STRIPS, Ser 233, Cl 6, IO
         4.500%, 08/15/35                                   517             138
   FHLMC CMO, Ser 1, Cl Z
         9.300%, 04/15/19                                   199             211
   FHLMC CMO, Ser 1611, Cl Z
         6.500%, 11/15/23                                14,097          14,419
   FHLMC CMO, Ser 1983, Cl Z
         6.500%, 12/15/23                                 2,152           2,212
   FHLMC CMO, Ser 2043, Cl CJ
         6.500%, 04/15/28                                 3,693           3,805
   FHLMC CMO, Ser 2256, Cl PA
         6.000%, 11/15/26                                 4,953           5,028
   FHLMC CMO, Ser 2277, Cl B
         7.500%, 01/15/31                                   739             740
   FHLMC CMO, Ser 2389, Cl CD
         6.000%, 03/15/16                                 3,700           3,744
   FHLMC CMO, Ser 2399, Cl XG
         6.500%, 01/15/32                                 7,407           7,652
   FHLMC CMO, Ser 2542, Cl ES
         5.000%, 12/15/17                                 2,316           2,269
   FHLMC CMO, Ser 2544, Cl IW, IO
         5.500%, 03/15/26                                 1,951              47
   FHLMC CMO, Ser 2558, Cl BD
         5.000%, 01/15/18                                 1,785           1,737
   FHLMC CMO, Ser 2579, Cl PI, IO
         5.500%, 03/15/27                                    68              --
   FHLMC CMO, Ser 2583, Cl TD
         4.500%, 12/15/13                                 1,643           1,612
   FHLMC CMO, Ser 2590, Cl NU
         5.000%, 06/15/17                                 1,305           1,295
   FHLMC CMO, Ser 2603, Cl KT
         4.750%, 07/15/14                                   787             761
   FHLMC CMO, Ser 2614, Cl TD
         3.500%, 05/15/16                                 2,426           2,366
   FHLMC CMO, Ser 2623, Cl AJ (F)
         4.500%, 10/01/07                                 1,309           1,281
   FHLMC CMO, Ser 2631, Cl MT
         3.500%, 01/15/22                                   427             425
   FHLMC CMO, Ser 2645, Cl MK
         3.500%, 07/15/22                                   712             709


--------------------------------------------------------------------------------
154         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   FHLMC CMO, Ser 2647, Cl PJ
         3.250%, 06/15/26                         $       5,644   $       5,523
   FHLMC CMO, Ser 2672, Cl HA
         4.000%, 09/15/16                                   746             730
   FHLMC CMO, Ser 2694, Cl QG
         4.500%, 01/15/29                                 1,761           1,719
   FHLMC CMO, Ser 2733, Cl ME
         5.000%, 01/15/34                                 5,995           5,513
   FHLMC CMO, Ser 2780, Cl TB
         3.000%, 12/15/24                                 1,721           1,693
   FHLMC CMO, Ser 2809, Cl HX, IO
         6.000%, 10/15/24                                 1,373              30
   FHLMC CMO, Ser 2841, Cl BD (F)
         4.000%, 10/01/07                                 1,206           1,179
   FHLMC CMO, Ser 2890, Cl AP
         3.750%, 12/15/11                                 2,032           2,004
   FHLMC CMO, Ser 2899, Cl QY
         4.000%, 10/15/25                                   652             645
   FHLMC CMO, Ser 2945, Cl SA (F)
         1.939%, 10/15/07                                 6,005           5,643
   FHLMC CMO, Ser 2975, Cl EA (F)
         5.000%, 10/01/07                                 1,053           1,050
   FHLMC CMO, Ser 3017, Cl TA
         4.500%, 08/15/35                                 2,084           2,028
   FHLMC CMO, Ser 3020, Cl MA
         5.500%, 04/15/27                                 2,396           2,408
   FHLMC CMO, Ser 3035, Cl PA
         5.500%, 09/15/35                                 1,174           1,182
   FHLMC CMO, Ser 3062, Cl LC
         5.500%, 11/15/28                                 1,258           1,259
   FHLMC CMO, Ser 3075, Cl PA
         5.500%, 07/15/25                                   899             903
   FHLMC CMO, Ser 3078, Cl PA
         5.500%, 07/15/24                                 1,189           1,194
   FHLMC CMO, Ser 3104, Cl QC
         5.000%, 09/15/31                                 1,199           1,171
   FHLMC CMO, Ser 3114, Cl KC
         5.000%, 02/15/30                                 1,778           1,733
   FHLMC CMO, Ser 3135, Cl JA
         6.000%, 09/15/27                                 3,316           3,347
   FHLMC CMO, Ser 3138, Cl PA
         5.500%, 02/15/27                                 2,448           2,462
   FHLMC CMO, Ser 3151, Cl PA (F)
         6.000%, 10/01/07                                 2,582           2,615
   FHLMC CMO, Ser 3164, Cl NC
         6.000%, 12/15/32                                 1,080           1,100
   FHLMC CMO, Ser 3167, Cl QA
         6.000%, 10/15/26                                 8,108           8,220
   FHLMC CMO, Ser 3171, Cl NE (F)
         6.000%, 10/01/07                                 1,270           1,287
   FHLMC CMO, Ser 3177, Cl PA (F)
         6.000%, 10/01/07                                   344             349
   FHLMC CMO, Ser 3178, Cl MA
         6.000%, 10/15/26                                 1,843           1,869

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   FHLMC CMO, Ser 3178, Cl PE
         5.899%, 02/01/37                         $      17,196   $      17,385
   FHLMC CMO, Ser 3184, Cl LA
         6.000%, 03/15/28                                   736             746
   FHLMC CMO, Ser 3192, Cl GA
         6.000%, 03/15/27                                 2,039           2,066
   FHLMC CMO, Ser 3205, Cl PC
         6.000%, 09/15/32                                 2,245           2,285
   FHLMC CMO, Ser 3216, Cl NA
         6.000%, 05/15/28                                 1,777           1,804
   FHLMC CMO, Ser 3268, Cl HC
         5.000%, 12/15/32                                   957             924
   FHLMC CMO, Ser 3279, Cl PB
         5.500%, 09/15/31                                 2,714           2,715
   FHLMC CMO, Ser 3279, Cl PH
         6.000%, 02/15/27                                 1,955           1,993
   FHLMC CMO, Ser 3287, Cl GC
         5.500%, 08/15/34                                 1,551           1,534
   FHLMC CMO, Ser 3288, Cl PA
         5.500%, 05/15/29                                 2,747           2,765
   FHLMC CMO, Ser 3298, Cl VB
         5.000%, 11/15/25                                 1,046             973
   FHLMC CMO, Ser 3300, Cl PB
         5.500%, 02/15/31                                 1,378           1,374
   FHLMC CMO, Ser 3305, Cl PD
         5.500%, 11/15/35                                   911             889
   FHLMC CMO, Ser 3312, Cl AP
         5.500%, 11/15/25                                 1,139           1,147
   FHLMC CMO, Ser 3316, Cl EB
         5.500%, 06/15/34                                 1,702           1,682
   FHLMC CMO, Ser 3316, Cl GC
         5.500%, 05/15/33                                 2,486           2,448
   FHLMC CMO, Ser 3316, Cl HA
         5.000%, 07/15/35                                 3,399           3,335
   FHLMC CMO, Ser 3316, Cl PB
         5.500%, 03/15/31                                   656             655
   FHLMC CMO, Ser 3326, Cl PC
         5.500%, 08/15/32                                   618             610
   FHLMC CMO, Ser 3331, Cl BP
         5.500%, 02/15/31                                 2,304           2,298
   FHLMC CMO, Ser 3347, Cl PA
         5.000%, 06/15/28                                 6,716           6,026
   FHLMC CMO, Ser 3347, Cl PB
         5.000%, 11/15/30                                 4,443           4,351
   FHLMC CMO, Ser 3347, Cl PC
         5.000%, 07/15/33                                 2,051           1,978
   FHLMC CMO, Ser 3347, Cl PD
         5.000%, 09/15/35                                 1,924           1,806
   FHLMC CMO, Ser 3348, Cl QA
         6.000%, 06/15/28                                 2,716           2,760
   FHLMC CMO, Ser 3349, Cl BP
         6.000%, 03/15/32                                 2,686           2,735
   FHLMC CMO, Ser 3351, Cl PK
         5.500%, 01/15/32                                 6,999           7,016


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         155

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   FHLMC CMO, Ser 3790. Cl TN
         4.000%, 05/15/24                         $       1,398   $       1,247
   FHLMC CMO, Ser 3804, Cl EB
         5.500%, 07/15/30                                 2,695           2,711
   FHLMC DN (E)
         5.252%, 11/09/07 (B)                               170             169
         5.178%, 10/29/07 (B)                                55              55
         4.947%, 10/15/07 (B)                               830             829
         4.917%, 10/02/07                                 2,629           2,629
         4.746%, 10/26/07 (B)                               370             369
   FHLMC TBA
         6.000%, 10/01/19 to 10/01/21                     9,016           9,128
         5.500%, 10/15/37 to 11/01/37                    55,800          54,617
         5.000%, 10/15/33                                 2,400           2,289
   FHLMC, Ser RB (B)
         5.135%, 10/09/07                                     5               5
   FICO STRIPS, Ser D-P (E)
         5.308%, 09/26/19                                 4,904           2,661
   FNMA
         8.000%, 10/01/15                                    26              28
         7.250%, 01/15/10 (J)                             5,800           6,154
         7.000%, 09/01/26 to 04/01/32                     4,247           4,420
         6.500%, 05/01/17 to 08/01/37                    15,295          15,591
         6.250%, 02/01/11 (J)                             8,000           8,402
         6.000%, 05/01/21 to 08/01/37                    95,512          95,784
         5.500%, 06/01/14 to 02/01/35                   164,670         163,304
         5.000%, 01/01/20 to 09/01/36                   100,683          97,821
         4.717%, 03/12/08 (B)                               300             294
         4.500%, 09/01/18 to 08/01/35                    30,499          29,055
         4.495%, 04/01/09                                 1,411           1,402
         4.375%, 09/13/10 (J)                             6,150           6,139
         4.000%, 07/01/18 to 03/01/36                    31,853          29,412
   FNMA DN (B) (E)
         5.348%, 11/02/07                                   975             971
         5.088%, 03/17/08                                 6,100           5,975
   FNMA ARM
         7.034%, 10/01/07 (F)                             2,203           2,266
         7.022%, 11/01/35                                 2,275           2,353
         7.021%, 10/01/07 (F)                             2,190           2,252
         7.004%, 10/01/07 (F)                             2,254           2,331
         7.002%, 10/01/07 (F)                             2,271           2,349
         6.920%, 10/01/35                                10,531          10,828
         6.905%, 10/01/35                                 6,852           7,087
         6.901%, 11/01/35                                 4,634           4,793
         6.444%, 07/01/36                                 1,670           1,726
         6.198%, 03/01/37                                   743             755
         5.952%, 01/01/37                                 1,990           2,026
         5.900%, 09/01/37                                 2,525           2,564
         5.858%, 02/01/37                                 9,112           9,242
         5.842%, 06/01/37                                 1,887           1,913
         5.818%, 05/01/37                                 1,253           1,269
         5.746%, 04/01/36                                 1,210           1,215
         5.653%, 10/01/07                                15,718          15,776
         5.635%, 02/01/36                                   721             726
         5.614%, 05/01/37                                 1,471           1,471
         5.193%, 11/01/36                                   676             669

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
         5.082%, 10/01/36                         $       1,856   $       1,842
         5.016%, 07/01/35                                 1,414           1,405
         4.871%, 09/01/35                                   798             789
   FNMA CMO STRIPS, Ser 359, Cl 6, IO
         5.000%, 11/01/35                                 1,339             344
   FNMA CMO STRIPS, Ser 360, Cl 2, IO
         5.000%, 08/01/35                                32,623           8,590
   FNMA CMO STRIPS, Ser 365, Cl 2, IO
         5.000%, 02/01/36                                 1,278             336
   FNMA CMO STRIPS, Ser 365, Cl 4, IO
         5.000%, 04/01/36                                 1,373             373
   FNMA CMO, Ser 1999-11, Cl Z
         5.500%, 03/25/29                                 7,003           6,930
   FNMA CMO, Ser 2001-T11, Cl B (F)
         5.503%, 10/01/07                                   620             631
   FNMA CMO, Ser 2001-T2, Cl B
         6.022%, 11/25/10                                 4,500           4,629
   FNMA CMO, Ser 2002-94, Cl BJ, IO
         5.500%, 04/25/16                                   534              21
   FNMA CMO, Ser 2002-T11, Cl A
         4.768%, 04/25/12                                   197             196
   FNMA CMO, Ser 2003-108, Cl BE
         4.000%, 11/25/18                                   706             652
   FNMA CMO, Ser 2003-113, Cl PN
         3.500%, 02/25/13                                   910             902
   FNMA CMO, Ser 2003-123, Cl AB
         4.000%, 10/25/16                                 2,152           2,106
   FNMA CMO, Ser 2003-15, Cl CH (F)
         4.000%, 10/01/07                                   818             802
   FNMA CMO, Ser 2003-16, Cl PN (F)
         4.500%, 10/01/07                                 1,137           1,126
   FNMA CMO, Ser 2003-24, Cl LC
         5.000%, 12/25/15                                   560             559
   FNMA CMO, Ser 2003-30, Cl ET
         3.500%, 08/25/16                                 2,178           2,127
   FNMA CMO, Ser 2003-33, Cl CH (F)
         4.000%, 10/01/07                                 1,670           1,630
   FNMA CMO, Ser 2003-86, Cl OX
         4.500%, 09/25/26                                 4,719           4,669
   FNMA CMO, Ser 2003-92, Cl PC
         4.500%, 05/25/15                                 1,909           1,888
   FNMA CMO, Ser 2003-T1, Cl A
         3.807%, 11/25/12                                   610             595
   FNMA CMO, Ser 2004-34, Cl PL
         3.500%, 05/25/14                                   924             914
   FNMA CMO, Ser 2005-20, Cl QD
         5.000%, 03/25/28                                 2,800           2,789
   FNMA CMO, Ser 2005-29, Cl AD
         4.500%, 08/25/34                                 1,861           1,838
   FNMA CMO, Ser 2005-38, Cl CD
         5.000%, 06/25/19                                 1,409           1,400


--------------------------------------------------------------------------------
156         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   FNMA CMO, Ser 2005-57, Cl EG (F)
         5.431%, 10/25/07                         $       3,538   $       3,514
   FNMA CMO, Ser 2005-58, Cl MA
         5.500%, 07/25/35                                   902             907
   FNMA CMO, Ser 2005-92, Cl NM
         3.500%, 04/25/13                                 1,032           1,024
   FNMA CMO, Ser 2006-10, Cl FD (F)
         5.855%, 10/25/07                                 5,308           5,300
   FNMA CMO, Ser 2006-112, Cl QA (F)
         5.500%, 10/01/07                                 1,827           1,835
   FNMA CMO, Ser 2006-18, Cl PA
         5.500%, 01/25/26                                 1,687           1,693
   FNMA CMO, Ser 2006-31, Cl PA
         5.500%, 11/25/26                                 1,851           1,859
   FNMA CMO, Ser 2006-34, Cl PA
         6.000%, 05/25/27                                 3,619           3,654
   FNMA CMO, Ser 2006-41, Cl MA
         5.500%, 04/25/24                                   678             680
   FNMA CMO, Ser 2006-53, Cl PA
         5.500%, 12/25/26                                   563             565
   FNMA CMO, Ser 2006-55, Cl PA
         6.000%, 05/25/26                                 1,878           1,898
   FNMA CMO, Ser 2006-64, Cl PA (F)
         5.500%, 10/01/07                                 1,166           1,172
   FNMA CMO, Ser 2006-80, Cl PB (F)
         6.000%, 10/01/07                                 3,705           3,753
   FNMA CMO, Ser 2007-27, Cl KA
         5.750%, 09/25/33                                   878             886
   FNMA CMO, Ser 2007-30, Cl MA
         4.250%, 02/25/37                                 3,822           3,720
   FNMA CMO, Ser 2007-39, Cl NA
         4.250%, 01/25/37                                 3,404           3,314
   FNMA CMO, Ser 2007-62, Cl PA
         6.000%, 03/25/29                                 1,209           1,226
   FNMA CMO, Ser 2007-76, Cl PA
         6.000%, 05/25/28                                 5,450           5,526
   FNMA CMO, Ser 2007-80, Cl TA
         6.000%, 09/25/26                                 2,229           2,258
   FNMA CMO, Ser 2007-81, Cl BE
         6.000%, 12/25/31                                 2,150           2,182
   FNMA CMO, Ser 2007-81, Cl AE
         6.000%, 08/25/28                                 1,309           1,329
   FNMA CMO, Ser 2007-B1, Cl VA
         5.500%, 04/25/17                                 2,241           2,249
   FNMA CMO, Ser 2632, Cl NE
         4.000%, 06/15/13                                 4,595           4,480
   FNMA CMO, Ser 3173, Cl PH
         6.000%, 09/15/27                                 2,352           2,385
   FNMA CMO, Ser 3351, Cl PJ
         5.500%, 06/15/22                                 4,066           4,098
   FNMA CMO, Ser 34, Cl QJ
         4.500%, 01/25/16                                 2,718           2,687
   FNMA TBA
         6.500%, 10/01/37 to 11/15/37                   113,910         115,937

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
         6.000%, 10/01/37 to 11/01/37             $     129,900   $     129,990
         5.500%, 02/01/21 to 11/01/37                   288,495         282,598
         5.000%, 10/01/37 to 11/01/37                   229,700         219,046
         4.500%, 10/14/34                                 3,500           3,246
   GNMA
         8.000%, 11/15/29 to 11/15/30                       175             186
         7.500%, 03/15/29 to 01/15/32                       511             538
         7.000%, 08/15/13 to 09/20/37                    12,026          12,579
         6.500%, 04/15/24 to 09/01/37                    61,307          62,586
         6.000%, 03/15/14 to 11/15/35                    61,450          61,932
         5.500%, 10/20/34                                 3,854           3,791
         5.000%, 05/15/33 to 10/15/35                     6,385           6,183
         4.500%, 01/01/20                                 2,855           2,755
   GNMA ARM
         6.500%, 02/20/34                                 1,670           1,687
         6.000%, 06/20/35                                   976             977
         5.500%, 08/20/34 to 01/20/36                     1,461           1,469
         5.000%, 02/20/36                                 1,463           1,463
         4.750%, 12/20/33 to 05/20/34                    20,692          20,650
         4.500%, 05/20/36                                 9,086           9,146
         4.000%, 02/20/34 to 03/20/36                     2,591           2,589
   GNMA CMO, Ser 2001-18, Cl WH (F)
         6.825%, 10/20/07                                   368             402
   GNMA CMO, Ser 2002-51, Cl SG (F)
         8.682%, 10/20/07                                   329             363
   GNMA CMO, Ser 2003-58, Cl LG, IO
         5.500%, 05/17/29                                 4,036             182
   GNMA CMO, Ser 2003-86, Cl LC, IO
         5.500%, 10/20/27                                 1,417              18
   GNMA CMO, Ser 2003-86, Cl ZK
         5.000%, 10/20/33                                 9,119           8,060
   GNMA CMO, Ser 2004-80, Cl IP, IO
         5.500%, 07/20/34                                 6,118             428
   GNMA CMO, Ser 2004-88, Cl MA
         3.650%, 01/20/28                                 1,620           1,598
   GNMA CMO, Ser 2006-17, Cl KY
         5.000%, 04/20/36                                 4,417           4,399
   GNMA CMO, Ser 2006-3, Cl A
         4.212%, 01/16/28                                   586             576
   GNMA CMO, Ser 2006-33, Cl NA
         5.000%, 01/20/36                                 1,863           1,758
   GNMA CMO, Ser 2006-37, Cl JG
         5.000%, 07/20/36                                   879             826
   GNMA CMO, Ser 2006-8, Cl A
         3.942%, 08/16/25                                   820             805
   GNMA CMO, Ser 2007-7, Cl PG
         5.000%, 02/16/37                                 2,411           2,257
   GNMA TBA
         6.500%, 10/01/34                                 2,700           2,759
         6.000%, 10/01/36                                 5,900           5,937
                                                                  --------------
Total U.S. Government Agency Mortgage-Backed Obligations
   (Cost $2,218,629) ($ Thousands)                                    2,221,780
                                                                  --------------


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         157

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES --26.9%

AUTOMOTIVE  -- 0.4%
   AmeriCredit Prime Automobile
      Receivables Trust, Ser 2007-1, Cl A3
         5.270%, 11/08/11                         $       1,863   $       1,868
   Capital Auto Receivables Asset Trust,
      Ser 2006-1, Cl A3
         5.030%, 10/15/09                                 1,553           1,550
   Capital Auto Receivables Asset Trust,
      Ser 2006-2, Cl B
         5.070%, 12/15/11                                 2,620           2,569
   Capital Auto Receivables Asset Trust,
      Ser 2007-1, Cl A3A
         5.000%, 04/15/11                                 1,054           1,052
   DaimlerChrysler Auto Trust, Ser 2006-D,
      Cl A4
         4.940%, 02/08/12                                 1,190           1,184
   Ford Credit Auto Owner Trust,
      Ser 2005-A, Cl A3
         3.480%, 11/15/08                                   110             110
   Ford Credit Auto Owner Trust,
      Ser 2005-B, Cl A3
         4.170%, 01/15/09                                   179             179
   Harley-Davidson Motorcycle Trust,
      Ser 2007-1, Cl A2
         5.290%, 10/15/07                                   866             866
   Hyundai Auto Receivables Trust,
      Ser 2007-A, Cl A3A
         5.040%, 01/17/12                                   776             776
   Hyundai Auto Receivables Trust,
      Ser 2007-A, Cl A4
         5.210%, 03/17/14                                 1,408           1,408
   Nissan Auto Receivables Owner Trust,
      Ser 2006-B, Cl A3
         5.160%, 02/15/10                                   705             704
   Triad Auto Receivables Owner Trust,
      Ser 2003-B, Cl A4
         3.200%, 12/13/10                                   256             253
   Triad Auto Receivables Owner Trust,
      Ser 2006-B, Cl A4 (F)
       5.520%, 10/12/07                                     563             567
   Triad Auto Receivables Owner Trust,
      Ser 2006-C, Cl A3
         5.260%, 11/14/11                                 1,039           1,040
   USAA Auto Owner Trust,
      Ser 2004-3, Cl A4
         3.530%, 06/15/11                                   912             903
   USAA Auto Owner Trust,
      Ser 2005-1, Cl A3
         3.900%, 07/15/09                                    94              93
   WFS Financial Owner Trust,
      Ser 2003-4, Cl A4
         3.150%, 05/20/11                                   153             153

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   WFS Financial Owner Trust,
      Ser 2004-1, Cl A4
         2.810%, 08/22/11                         $         289   $         287
   WFS Financial Owner Trust,
      Ser 2005-3, Cl A3A
         4.250%, 06/17/10                                   181             181
   World Omni Auto Receivables Trust,
      2007-B, Cl A3A
         5.280%, 01/17/12                                   652             656
   World Omni Auto Receivables Trust,
      2007-B, Cl A4
         5.390%, 05/15/13                                 1,406           1,416
                                                                  --------------
                                                                         17,815
                                                                  --------------
CREDIT CARDS -- 0.3%
   Bank of America Credit Card Trust,
      Ser 2007-A8, Cl A8
         5.590%, 11/17/14                                   502             511
   Chase Issuance Trust, Ser 2004-A9,
      Cl A9
         3.220%, 06/15/10                                 1,884           1,882
   Citibank Credit Card Issuance Trust,
      Ser 2007-A8, Cl A8
         5.650%, 09/20/19                                 2,419           2,400
   Discover Card Master Trust I,
      Ser 2003-1, Cl A3 (F)
         5.893%, 10/15/07                                   505             505
   Discover Card Master Trust,
      Ser 2007-A1, Cl A1
         5.650%, 03/16/20                                 6,906           6,894
   MBNA Credit Card Master Note Trust,
      Ser 2003-A7, Cl A7
         2.650%, 11/15/10                                 1,361           1,339
                                                                  --------------
                                                                         13,531
                                                                  --------------
MORTGAGE RELATED SECURITIES -- 23.3%
   ABS Home Equity Loan Trust,
      Ser 2001-HE3, Cl A1 (F)
         6.293%, 10/15/07                                   533             525
   ABFS Mortgage Loan Trust,
      Ser 2002-1, Cl A5
         6.510%, 12/15/32                                    44              45
   AFC Home Equity Loan Trust,
      Ser 1998-1, Cl 1A2 (F)
         5.590%, 10/01/07                                   109             107
   AFC Home Equity Loan Trust,
      Ser 2000-1, Cl 2A (F)
         5.371%, 10/25/07                                 5,140           4,986
   Aames Mortgage Investment Trust,
      Ser 2005-4, Cl B2 (F)
         7.881%, 10/12/07                                   780             497


--------------------------------------------------------------------------------
158         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Ace Securities, Ser 2003-OP1,
      Cl M1 (F)
         6.020%, 10/26/07                         $       1,000   $         977
   Ace Securities, Ser 2005-HE7,
      Cl A1B2 (F)
         5.620%, 10/27/07                                 1,263           1,228
   Adjustable Rate Mortgage NIM Trust,
      Ser 2005-4, Cl A
         5.500%, 12/27/35                                   207              72
   Adjustable Rate Mortgage Trust,
      Ser 2005-8, Cl 4A11 (F)
         5.436%, 10/01/07                                11,493          11,328
   Aegis Asset-Backed Securities Trust,
      Ser 2003-3, Cl M1 (F)
         6.020%, 10/25/07                                   151             136
   American Home Mortgage Investment
      Trust, Ser 2004-1, Cl 4A (F)
         3.280%, 10/25/07                                   535             521
   American Home Mortgage Investment
      Trust, Ser 2004-4, Cl 4A (F)
         4.390%, 10/01/07                                 2,386           2,357
   American Home Mortgage Investment
      Trust, Ser 2005-1, Cl 6A (F)
         5.294%, 10/25/07                                 6,920           6,853
   American Home Mortgage Investment
      Trust, Ser 2005-4, Cl 5A (F)
         5.350%, 10/25/07                                 6,125           6,055
   American Tower Trust,
      Ser 2007-1A, Cl AFX
         5.420%, 04/15/37                                 1,749           1,719
   Ameriquest Mortgage Securities,
      Ser 2003-2, Cl M1 (F)
         6.670%, 10/25/07                                 1,424           1,315
   Argent Securities, Ser 2003-W5,
      Cl M1 (F)
         6.020%, 10/25/07                                   600             581
   Argent Securities, Ser 2003-W9,
      Cl M1 (F)
         6.010%, 10/26/07                                 1,287           1,251
   Asset-Backed Funding Certificates,
      Ser 2003-WF1, Cl A2 (F)
         6.070%, 10/25/07                                 2,506           2,482
   Asset-Backed Funding Certificates,
      Ser 2005-AQ1, Cl A2 (G)
         4.300%, 06/25/35                                 1,795           1,765
   Asset-Backed Securities Home Equity
      Loan Trust, Ser 2003-HE4, Cl M2 (F)
         7.753%, 10/15/07                                   544             508
   Asset-Backed Securities Home Equity
      Loan Trust, Ser 2003-HE5, Cl M1 (F)
         6.361%, 10/15/07                                 1,733           1,670
   BNC Mortgage Loan Trust,
      Ser 2007-1, Cl M1 (F)
         5.560%, 10/25/07                                 6,300           5,401

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Banc of America Commercial Mortgage
      Securities, Ser 2002-PB2, Cl B
         6.309%, 06/11/35                         $         659   $         688
   Banc of America Commercial Mortgage
      Securities, Ser 2003-1, Cl A2 (F)
         4.648%, 10/01/07                                   723             703
   Banc of America Commercial Mortgage
      Securities, Ser 2004-1, Cl A4
         4.760%, 11/10/39                                   794             766
   Banc of America Commercial Mortgage
      Securities, Ser 2004-2, Cl A5
         4.580%, 10/01/07                                   294             281
   Banc of America Commercial Mortgage
      Securities, Ser 2005-3, Cl A4
         4.668%, 07/10/43                                11,300          10,728
   Banc of America Commercial Mortgage
      Securities, Ser 2005-4, Cl A5A
         4.933%, 10/01/07                                   290             280
   Banc of America Commercial Mortgage
      Securities, Ser 2005-5, Cl A4
         5.115%, 10/10/45                                   309             302
   Banc of America Commercial Mortgage
      Securities, Ser 2005-6, Cl A4
         5.353%, 10/01/07                                 2,079           2,055
   Banc of America Commercial Mortgage
      Securities, Ser 2006-2, Cl A1 (F)
         5.611%, 05/10/45                                 2,513           2,537
   Banc of America Commercial Mortgage
      Securities, Ser 2006-4, Cl AM
         5.675%, 07/10/46                                 8,370           8,317
   Banc of America Commerical Mortgage
      Securities, Ser 2007-3, Cl A4
         5.838%, 06/10/49                                12,260          12,322
   Banc of America Funding,
      Ser 2003-1, Cl A1
         6.000%, 05/20/33                                   108             106
   Banc of America Funding,
      Ser 2005-B, Cl 2A1 (F)
         5.099%, 10/01/07                                 5,927           5,909
   Banc of America Mortgage Securities,
      Ser 2003-1, Cl 2A4
         5.000%, 02/25/18                                 5,483           5,347
   Bear Stearns Adjustable Rate Mortgage
      Trust, Ser 2004-2, Cl 24A
         5.327%, 10/01/07                                 5,655           5,436
   Bear Stearns Asset-Backed Securities,
      Ser 2000-2, Cl M2 (G)
         8.280%, 08/25/30                                 8,000           7,667
   Bear Stearns Asset-Backed Securities,
      Ser 2003-1, Cl A1 (F)
         5.820%, 10/25/07                                 4,926           4,797
   Bear Stearns Asset-Backed Securities,
      Ser 2006-HE1, Cl 2A1 (F)
         5.410%, 10/27/07                                 2,289           2,280


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         159

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Bear Stearns Asset-Backed Securities,
      Ser 2007-AQ2, Cl A1 (F)
         5.420%, 10/31/07                         $       7,015   $       6,971
   Bear Stearns Asset-Backed Securities,
      Ser 2007-HE2, Cl 1A1 (F)
         5.420%, 10/31/07                                13,064          12,998
   Bear Stearns Commercial Mortgage
      Securities, Ser 2004-ESA, Cl C
         4.937%, 05/14/16                                 2,426           2,436
   Bear Stearns Commercial Mortgage
      Securities, Ser 2004-PWR6, Cl A6
         4.825%, 11/11/41                                   333             321
   Bear Stearns Commercial Mortgage
      Securities, Ser 2005-T18, Cl A4 (F)
         4.933%, 10/01/07                                 1,318           1,272
   Bear Stearns Commercial Mortgage
      Securities, Ser 2007-PW15, Cl A3
         5.309%, 02/11/44                                 1,325           1,305
   Chase Commercial Mortgage Securities,
      Ser 2000-3, Cl A2
         7.319%, 10/15/32                                 2,575           2,709
   Chase Funding Mortgage Loan,
      Ser 2002-1, Cl 2A2 (F)
         5.631%, 10/25/07                                 1,862           1,841
   Chase Funding Mortgage Loan,
      Ser 2003-6, Cl 1A3
         3.340%, 05/25/26                                 1,097           1,082
   Chase Mortgage Finance,
      Ser 2005-A1, Cl 2A3 (F)
         5.239%, 10/01/07                                12,400          12,351
   Citicorp Residential Mortgage Securities,
      Ser 2006-1, Cl A2 (G)
         5.682%, 07/25/36                                 1,236           1,227
   Citicorp Residential Mortgage Securities,
      Ser 2006-2, Cl A2 (G)
         5.557%, 10/01/07                                 1,163           1,153
   Citigroup Commercial Mortgage Trust,
      Ser 2004-CA, Cl C (F)
         5.529%, 10/01/07                                   774             755
   Citigroup Mortgage Loan Trust,
      Ser 2005-11, Cl A3
         4.900%, 10/01/07                                10,720          10,431
   Citigroup Mortgage Loan Trust,
      Ser 2006-FX1, Cl A1 (F)
         5.420%, 10/31/07                                 1,680           1,677
   Citigroup Mortgage Loan Trust,
      Ser 2007-AHL1, Cl A2A (F)
         5.171%, 10/25/07                                 1,501           1,489
   Commercial Mortgage Asset Trust,
      Ser 1999-C2, Cl A2
         7.546%, 11/17/32                                 5,541           5,720
   Commercial Mortgage Pass-Through
      Certificate, Ser 1999-1, Cl E (F)
         7.223%, 10/01/07                                 2,734           2,764

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Commercial Mortgage Pass-Through
      Certificate, Ser 2000-C1, Cl C
         7.706%, 08/15/33                         $         391   $         417
   Commercial Mortgage Pass-Through
      Certificate, Ser 2004-LB3A, Cl B (F)
         5.443%, 10/01/07                                 1,172           1,138
   Commercial Mortgage Pass-Through
      Certificate, Ser 2005-C6, Cl A3 (F)
         5.144%, 10/10/07                                12,000          11,916
   Conseco Finance Home Loan Trust,
      Ser 2000-E, Cl M1
         8.130%, 08/15/31                                 2,077           1,989
   Conseco Finance Securitization,
      Ser 2000-4, Cl A6
         8.310%, 05/01/32                                 1,487           1,260
   Conseco Finance, Ser 2001-D, Cl A5 (G)
         6.190%, 11/15/32                                 2,346           2,347
   Contimortgage Home Equity Loan Trust,
      Ser 1997-1, Cl A9
         7.050%, 03/15/28                                    66              66
   Contimortgage Home Equity Loan Trust,
      Ser 1997-2, Cl A9
         7.090%, 04/15/28                                    90              90
   Countrywide Alternative Loan Trust,
      Ser 2003-20CB, Cl 1A1
         5.500%, 10/25/33                                 1,782           1,736
   Countrywide Alternative Loan Trust,
      Ser 2004-J1, Cl 1A1
         6.000%, 02/25/34                                 1,033           1,022
   Countrywide Alternative Loan Trust,
      Ser 2005-27, Cl 3A2 (F)
         6.105%, 10/01/07                                   779             757
   Countrywide Alternative Loan Trust,
      Ser 2005-56, Cl 4A1 (F)
         5.441%, 10/25/07                                 9,102           8,810
   Countrywide Alternative Loan Trust,
      Ser 2005-59, Cl 1A1 (F)
         5.868%, 10/20/07                                11,119          10,882
   Countrywide Alternative Loan Trust,
      Ser 2005-59, Cl 2X, IO (E) (H)
         1.598%, 10/01/07                                22,479             769
   Countrywide Alternative Loan Trust,
      Ser 2006-OA2, Cl X1P, IO (H)
         2.686%, 05/20/46                                36,366           1,598
   Countrywide Alternative Loan Trust,
      Ser 2006-OC6, Cl 2A1 (F)
         5.201%, 10/25/07                                 2,129           2,125
   Countrywide Asset-Backed Certificates,
      Ser 2003-BC2, Cl 2A1 (F)
         5.731%, 10/25/07                                    38              36
   Countrywide Asset-Backed Certificates,
      Ser 2004-14, Cl A4 (F)
         5.785%, 10/25/07                                 1,296           1,206


--------------------------------------------------------------------------------
160         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Countrywide Asset-Backed Certificates,
      Ser 2005-15, Cl 1AF1 (F)
         5.460%, 10/25/07                         $       3,974   $       3,969
   Countrywide Asset-Backed Certificates,
      Ser 2006-IM1, Cl A1 (F)
         5.410%, 10/27/07                                   217             217
   Countrywide Asset-Backed Certificates,
      Ser 2006-S1, Cl A2
         5.549%, 08/25/21                                 2,572           2,552
   Countrywide Asset-Backed Certificates,
      Ser 2007-3, Cl 2A1 (F)
         5.231%, 10/25/07                                   660             655
   Countrywide Asset-Backed Certificates,
      Ser 2007-S2, Cl A2
         5.649%, 05/25/37                                 3,354           3,323
   Countrywide Asset-Backet Certificates,
      Ser 2006-10, Cl MV1
         5.580%, 10/25/07                                10,450           9,392
   Countrywide Home Equity Loan Trust,
      Ser 2004-K, Cl A2 (F)
         6.053%, 10/15/07                                 1,667           1,650
   Countrywide Home Equity Loan Trust,
      Ser 2005-F, Cl 2A (F)
         5.851%, 10/15/07                                 6,275           6,208
   Countrywide Home Equity Loan Trust,
      Ser 2005-H, Cl 2A (F)
         5.993%, 10/15/07                                 5,276           5,203
   Countrywide Home Equity Loan Trust,
      Ser 2005-M, Cl A2 (F)
         5.873%, 10/15/07                                 4,138           4,138
   Countrywide Home Equity Loan Trust,
      Ser 2007-GW, Cl A
         5.900%, 10/17/07                                18,286          18,177
   Countrywide Home Loans,
      Ser 2005-HY10, Cl 1A1 (F)
         5.297%, 10/01/07                                 2,435           2,478
   Countrywide Home Loans,
      Ser 2005-HYB9, Cl 1A1 (F)
         5.150%, 10/01/07                                 1,403           1,408
   Countrywide Home Loans,
      Ser 2005-HYB9, Cl 1A2 (F)
         5.150%, 10/01/07                                   305             301
   Countrywide Home Loans,
      Ser 2005-R3, Cl AF (F)
         5.531%, 10/25/07                                 6,998           6,836
   Countrywide Home Loans,
      Ser 2006-HYB1, Cl 1A1 (F)
         5.358%, 10/20/07                                 3,338           3,324
   Credit Suisse First Boston Mortgage
      Securities, Ser 1998-C2, Cl A2
         6.300%, 11/15/30                                10,246          10,333
   Credit Suisse First Boston Mortgage
      Securities, Ser 2001-MH29, Cl A (G)
         5.600%, 09/25/31                                 1,218           1,214

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Credit Suisse First Boston Mortgage
      Securities, Ser 2002-CKS4, Cl A2
         5.183%, 11/15/36                         $      17,371   $      17,328
   Credit Suisse First Boston Mortgage
      Securities, Ser 2003-AR24, Cl 2A4 (F)
         4.021%, 10/01/07                                10,596          10,471
   Credit Suisse First Boston Mortgage
      Securities, Ser 2003-C4, Cl A4
         5.137%, 08/15/36                                 1,339           1,326
   Credit Suisse First Boston Mortgage
      Securities, Ser 2004-C5, Cl A4 (F)
         4.829%, 10/15/07                                 1,815           1,745
   Credit Suisse First Boston Mortgage
      Securities, Ser 2005-C1, Cl AAB (F)
         4.815%, 10/01/07                                   589             580
   Credit Suisse First Boston Mortgage
      Securities, Ser 2005-C2, Cl A4
         4.832%, 04/15/37                                   588             564
   Criimi Mae Commercial Mortgage,
      Ser 1998-C1, Cl A2
         7.000%, 06/02/33                                 3,326           3,302
   DLJ Commercial Mortgage,
      Ser 1999-CG1, Cl A1B
         6.460%, 03/10/32                                 4,727           4,794
   DSLA Mortgage Loan Trust,
      Ser 2004-AR2, Cl A2B (F)
         5.903%, 10/19/07                                 4,850           4,754
   DSLA Mortgage Loan Trust,
      Ser 2004-AR3, Cl B2 (F)
         6.420%, 10/20/07                                   722             599
   Duke Funding, Ser 2004-6B,
      Cl A1S1 (C) (F) (K)
         5.430%, 10/09/07                                 8,578           8,578
   EMC Mortgage Loan Trust,
      Ser 2002-AA, Cl A1 (F)
         5.601%, 10/25/07                                 2,011           1,983
   Equivantage Home Equity Loan Trust,
      Ser 1997-2, Cl A3 (G)
         7.775%, 10/01/07                                   199             198
   FFCA Secured Lending, Ser 1999-1A,
      IO (F)
         1.427%, 10/01/07                                 9,306             387
   First Franklin Mortgage Loan Asset-
      Backed Securities, Ser 2004-FF10,
      Cl A2 (F)
         5.905%, 10/26/07                                   152             151
   First Franklin Mortgage Loan Asset-
      Backed Securities, Ser 2004-FF11,
      Cl 1A2 (F)
         5.670%, 10/25/07                                   233             230
   First Franklin Mortgage Loan Asset-
      Backed Securities, Ser 2005-FF10,
      Cl A4 (F)
         5.640%, 10/25/07                                 8,400           7,899


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         161

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   First Franklin Mortgage Loan Asset-
      Backed Securities, Ser 2005-FF9,
      Cl A3 (F)
         5.600%, 10/25/07                         $       9,500   $       9,226
   First Franklin Mortgage Loan Asset-
      Backed Securities, Ser 2005-FFH4,
      Cl N1
         5.682%, 12/25/35                                    30              23
   First Franklin Mortgage Loan,
      Ser 2006-FFA, Cl A3 (F)
         5.251%, 10/25/07                                 7,001           6,170
   First Horizon ABS Trust,
      Ser 2004-HE2, Cl A (F)
         5.351%, 10/25/07                                 2,362           2,336
   First Union National Bank,
      Ser 2001-C4, Cl B
         6.417%, 12/12/33                                   809             847
   First Union-Lehman Brothers
      Commercial Mortgage,
      Ser 1998-C2, Cl A2
         6.560%, 11/18/35                                 2,441           2,446
   Fleet Home Equity Trust,
      Ser 2001-1, Cl A (F)
         5.748%, 10/01/07                                   133             130
   Fund America Investors,
      Ser 1993-A, Cl A2 (F)
         6.509%, 10/01/07                                   332             331
   GE Capital Commercial Mortgage,
      Ser 2001-2, Cl A3
         6.030%, 08/11/33                                   729             739
   GE Capital Commercial Mortgage,
      Ser 2002-1A, Cl A3
         6.269%, 12/10/35                                 5,610           5,846
   GE Capital Commercial Mortgage,
      Ser 2002-3A, Cl A2
         4.996%, 12/10/37                                12,500          12,407
   GE Capital Commercial Mortgage,
      Ser 2004-C3, Cl A4 (F)
         5.189%, 10/01/07                                 2,067           2,034
   GE Capital Commercial Mortgage,
      Ser 2005-C3, Cl A7A
         4.974%, 10/01/07                                 2,767           2,679
   GE Capital Commercial Mortgage,
      Ser 2005-C4, Cl A3A (F)
         5.512%, 10/01/07                                13,025          13,070
   GE Capital Commercial Mortgage,
      Ser 2006-C1, Cl A3 (F)
         5.519%, 10/01/07                                 2,845           2,835
   GE Capital Commercial Mortgage,
      Ser 2007-C1, Cl A4 (F)
         5.543%, 10/01/07                                 1,510           1,500
   GMAC Commercial Mortgage Securities,
      Ser 1998-C1, Cl A2
         6.700%, 05/15/30                                 4,608           4,616

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   GMAC Commercial Mortgage Securities,
      Ser 1999-C2, Cl A2
         6.945%, 09/15/33                         $         234   $         240
   GMAC Commercial Mortgage Securities,
      Ser 2004-C1, Cl A1
         3.118%, 03/10/38                                   432             426
   GMAC Commercial Mortgage Securities,
      Ser 2004-C2, Cl A1
         3.896%, 08/10/38                                   148             146
   GMAC Commercial Mortgage Securities,
      Ser 2006-C1, Cl A4 (F)
         5.238%, 10/01/07                                 4,800           4,717
   GMAC Mortgage Loan Trust,
      Ser 2004-HE4, Cl A1VN (F)
         5.785%, 10/25/07                                   436             436
   GMAC Mortgage Loan Trust,
      Ser 2005-HE3, Cl A1VN (F)
         5.765%, 10/25/07                                10,419          10,211
   GMAC Mortgage Loan Trust,
      Ser 2007-HE1, Cl A2
         5.621%, 08/25/37                                 4,497           4,453
   GS Mortgage Securities,
      Ser 1998-C1, Cl B
         6.970%, 10/18/30                                 1,189           1,204
   GS Mortgage Securities,
      Ser 1998-GLII, Cl A2
         6.562%, 04/13/31                                 1,617           1,620
   GS Mortgage Securities,
      Ser 2004-GG2, Cl A6
         5.396%, 08/10/38                                   544             541
   GS Mortgage Securities,
      Ser 2005-GG4, Cl A4A
         4.751%, 07/10/39                                 6,500           6,203
   GS Mortgage Securities,
      Ser 2005-GG4, Cl AABA
         4.680%, 07/10/39                                   350             340
   GS Mortgage Securities,
      Ser 2006-GG6, Cl AM (F)
         5.622%, 04/10/38                                 4,300           4,265
   GS Mortgage Securities,
      Ser 2007-GG10, Cl A4
         5.993%, 08/10/45                                11,575          11,772
   GSAA Home Equity Trust,
      Ser 2006-2, Cl 2A1 (F)
         5.605%, 10/27/07                                 6,596           6,579
   GSMPS Mortgage Loan Trust,
      Ser 1998-1, Cl A
         8.000%, 09/19/27                                    90              96
   GSR Mortgage Loan Trust,
      Ser 2003-13, Cl 1A1 (F)
         4.498%, 10/01/07                                 7,351           7,176
   General Electric Capital Assurance,
      Ser 2003-1, Cl A4
         5.254%, 05/12/35                                 7,530           7,499


--------------------------------------------------------------------------------
162         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Greenwich Capital Commercial Funding,
      Ser 2005-GG3, Cl AAB
         4.619%, 08/10/42                         $       6,305   $       6,139
   HSI Asset Securitization Trust,
      Ser 2005-I1, Cl 2A3 (F)
         5.615%, 10/27/07                                 8,000           7,515
   HSI Asset Securitization Trust,
      Ser 2005-NC1, Cl 2A4 (F)
         5.640%, 10/25/07                                   903             886
   Harborview Mortgage Loan Trust,
      Ser 2005-01, Cl X, IO (E) (H)
         1.670%, 10/01/07                                17,460             306
   Harborview Mortgage Loan Trust,
      Ser 2005-10, Cl X, IO (F) (H)
         1.401%, 10/01/07                                26,954             615
   Harborview Mortgage Loan Trust,
      Ser 2005-12, Cl X2B, IO (F) (H)
         1.210%, 10/01/07                                23,476             466
   Harborview Mortgage Loan Trust,
      Ser 2007-3, Cl 2A1A (F)
         5.520%, 10/19/07                                16,084          15,752
   Heller Financial Commercial Mortgage,
      Ser 1999-PH1, Cl C (F)
         7.024%, 10/15/07                                   250             256
   Home Equity Asset Trust NIM,
      Ser 2005-5N, Cl A
         5.500%, 12/27/35                                   499              25
   Home Equity Asset Trust,
      Ser 2003-4, Cl M2 (F)
         7.720%, 10/25/07                                 1,275           1,239
   Impac Secured Assets CMO Owners
      Trust, Ser 2006-3, Cl A4 (F)
         5.410%, 10/27/07                                 6,635           6,586
   Impac Secured Assets CMO Owners
      Trust, Ser 2007-1, Cl A1 (F)
         5.380%, 10/25/07                                17,937          17,895
   Indymac INDA Mortgage Loan Trust,
      Ser 2005-AR2, Cl 1A1 (F)
         4.887%, 10/01/07                                   639             638
   Indymac INDA Mortgage Loan Trust,
      Ser 2007-AR7, Cl 1A1
         6.867%, 11/01/37                                 2,480           2,479
   Indymac Index Mortgage Loan Trust,
      Ser 2004-AR12, Cl AX2, IO (E) (H)
         1.195%, 10/01/07                                12,559             234
   Indymac Seconds Asset-Backed Trust,
      Ser 2006-A, Cl A (F)
         5.261%, 10/25/07                                 3,562           2,925
   JPMorgan Chase Commercial Mortgage,
     Ser 2001-CIB2, Cl A3
         6.429%, 04/15/35                                 5,170           5,395
   JPMorgan Chase Commercial Mortgage,
      Ser 2002-C2, Cl A2
         5.050%, 12/12/34                                 3,215           3,190

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   JPMorgan Chase Commercial Mortgage,
      Ser 2002-CIB5, Cl A2
         5.161%, 10/12/37                         $         590   $         588
   JPMorgan Chase Commercial Mortgage,
      Ser 2003-CB7, Cl A4 (F)
         4.879%, 10/12/07                                 1,093           1,067
   JPMorgan Chase Commercial Mortgage,
      Ser 2005-CB11, Cl ASB
         5.201%, 08/12/37                                   878             874
   JPMorgan Chase Commercial Mortgage,
      Ser 2005-CB12, Cl A4
         4.895%, 09/12/37                                   680             655
   JPMorgan Chase Commercial Mortgage,
      Ser 2005-CB13, Cl AM (F)
         5.513%, 10/01/07                                   582             571
   JPMorgan Chase Commercial Mortgage,
      Ser 2005-LDP2, Cl A1
         4.334%, 07/15/42                                   106             105
   JPMorgan Chase Commercial Mortgage,
      Ser 2005-LDP3, Cl ASB
         4.893%, 08/15/42                                 1,171           1,147
   JPMorgan Chase Commercial Mortgage,
      Ser 2005-LDP4, Cl A4 (F)
         4.918%, 10/01/07                                 3,700           3,567
   JPMorgan Chase Commercial Mortgage,
      Ser 2006-CB17, Cl ASB
         5.415%, 10/01/07                                 2,253           2,237
   JPMorgan Chase Commercial Mortgage,
      Ser 2007-CB18, Cl A4
         5.440%, 10/01/07                                11,000          10,849
   JPMorgan Chase Commercial Mortgage,
      Ser 2007-LD11, Cl AM
         6.007%, 10/01/07                                 3,836           3,858
   JPMorgan Mortgage Trust,
      Ser 2005-A3, Cl 11A2 (F)
         4.491%, 10/25/07                                12,385          11,692
   JPMorgan Mortgage Trust,
      Ser 2006-A2, Cl 2A2 (F)
         5.754%, 10/01/07                                12,600          12,604
   JPMorgan Mortgage Trust,
      Ser 2006-A3, Cl 3A4 (F)
         5.742%, 10/01/07                                13,560          13,580
   LB Commercial Conduit Mortgage Trust,
      Ser 1999-C2, Cl B
         7.425%, 10/15/32                                   378             395
   LB-UBS Commercial Mortgage Trust,
      Ser 2002-C2, Cl A4
         5.594%, 06/15/31                                 7,367           7,492
   LB-UBS Commercial Mortgage Trust,
      Ser 2003-C5, Cl A2
         3.478%, 07/15/27                                 1,000             987
   LB-UBS Commercial Mortgage Trust,
      Ser 2003-C8, Cl A4
         5.124%, 11/15/32                                   893             883


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         163

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   LB-UBS Commercial Mortgage Trust,
      Ser 2005-C7, Cl AM (F)
         5.263%, 10/11/07                         $         662   $         644
   LB-UBS Commercial Mortgage Trust,
      Ser 2007-C2, Cl AM
         5.493%, 10/11/07                                 1,753           1,715
   Lehman XS Trust, Ser 2005-5N,
      Cl M4 (F)
         7.070%, 10/31/07                                 1,800           1,264
   Long Beach Mortgage Loan Trust,
      Ser 2006-WL1, Cl 1A3 (F)
         5.650%, 10/27/07                                 1,307           1,231
   MLCC Mortgage Investors,
      Ser 2004-B, Cl A3 (F)
         7.034%, 10/01/07                                 1,347           1,381
   Master Asset-Backed Securities Trust,
      Ser 2005-AB1, Cl A1B (G)
         5.143%, 10/01/07                                   281             279
   Master Asset-Backed Securities,
      Ser 2006-AB1, Cl A1 (F)
         5.645%, 10/27/07                                 7,119           7,084
   Master Reperforming Loan Trust,
      Ser 2005-1, Cl 1A1
         6.000%, 08/25/34                                 4,640           4,631
   Master Seasoned Securities Trust,
      Ser 2004-2, Cl A2
         6.500%, 08/25/32                                 4,879           4,966
   Merrill Lynch First Franklin Mortgage
      Loan Trust, Ser 2007-1, Cl M1 (F)
         5.700%, 10/27/07                                 2,084           1,838
   Merrill Lynch Mortgage Investors Trust,
      Ser 2003-OPT1, Cl A3 (F)
         5.680%, 07/25/34                                 1,227           1,189
   Merrill Lynch Mortgage Investors Trust,
      Ser 2004-A1, Cl 4A (F)
         5.322%, 10/01/07                                 7,403           7,346
   Merrill Lynch Mortgage Investors Trust,
      Ser 2005-SL3, Cl A1 (F)
         5.550%, 10/10/07                                 1,268           1,254
   Merrill Lynch Mortgage Investors Trust,
      Ser 2006-WMC2, Cl A2D (G)
         5.895%, 10/25/07                                 5,200           5,185
   Merrill Lynch Mortgage Investors,
      Ser 2007-SL1, Cl A1 (F)
         5.620%, 10/11/07                                 7,841           7,707
   Merrill Lynch Mortgage Trust,
      Ser 2004-BPC1, Cl A5
         4.855%, 10/12/41                                 2,431           2,344
   Merrill Lynch Mortgage Trust,
      Ser 2004-MKB1, Cl B
         5.280%, 02/12/42                                   465             458
   Merrill Lynch Mortgage Trust,
      Ser 2005-CIP1, Cl AM (F)
         5.107%, 10/01/07                                   563             542

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Merrill Lynch Mortgage Trust,
      Ser 2005-LC1, Cl A4 (F)
         5.291%, 10/01/07                         $       2,066   $       2,043
   Merrill Lynch Mortgage Trust,
      Ser 2005-MCP1, Cl A4 (F)
         4.747%, 06/12/43                                 3,780           3,603
   Merrill Lynch/Countrywide Commercial
      Mortgage Trust, Ser 2006-4, Cl ASB
         5.133%, 12/12/49                                 3,136           3,066
   Merrill Lynch/Countrywide Commercial
      Mortgage Trust, Ser 2007-5, Cl A4
         5.378%, 08/12/48                                 1,270           1,248
   Merrill Lynch/Countrywide Commercial
      Mortgage Trust, Ser 2007-6, Cl AM
         5.526%, 10/01/07                                 2,411           2,362
   Morgan Stanley Capital I,
      Ser 2003-IQ5, Cl A4 (F)
         5.010%, 10/01/07                                 2,161           2,134
   Morgan Stanley Capital I,
      Ser 2003-NC8, Cl M1 (F)
         6.205%, 10/27/07                                 2,200           2,119
   Morgan Stanley Capital I,
      Ser 2004-HQ3, Cl D
         4.900%, 01/13/41                                   124             120
   Morgan Stanley Capital I,
      Ser 2004-T13, Cl B
         4.760%, 09/13/45                                   578             556
   Morgan Stanley Capital I,
      Ser 2005-HQ5, Cl AAB
         5.037%, 01/14/42                                 1,700           1,683
   Morgan Stanley Capital I,
      Ser 2005-HQ6, Cl A4A
         4.989%, 08/13/42                                 5,600           5,426
   Morgan Stanley Capital I,
      Ser 2005-HQ7, Cl AAB (F)
         5.351%, 10/01/07                                 2,806           2,796
   Morgan Stanley Capital I,
      Ser 2006-WMC1, Cl A2A (F)
         5.390%, 10/25/07                                   202             201
   Morgan Stanley Capital I,
      Ser 2007-HE2, Cl A2A (F)
         5.360%, 10/25/07                                   711             706
   Morgan Stanley Capital I,
      Ser 2007-IQ14, Cl A4
         5.692%, 04/15/49                                13,680          13,704
   Morgan Stanley Dean Witter Capital,
      Ser 2000-LIFE, Cl A2
         7.570%, 11/15/36                                 3,044           3,178
   Morgan Stanley Dean Witter Capital,
      Ser 2002-IQ2, Cl A3
         5.520%, 12/15/35                                   906             910
   Morgan Stanley Dean Witter Capital,
      Ser 2003-NC4, Cl M2 (F)
         8.320%, 10/25/07                                   247             241


--------------------------------------------------------------------------------
164         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Morgan Stanley Home Equity Loans,
      Ser 2007-1, Cl A1 (F)
         5.370%, 10/25/07                         $         672   $         668
   Morgan Stanley Mortgage Loan Trust,
      Ser 2007-6XS, Cl 2A1S (F)
         5.430%, 10/25/07                                   637             636
   Mortgage Capital Funding,
      Ser 1998-MC2, Cl A2
         6.423%, 06/18/30                                 2,793           2,793
   New Century Home Equity Loan Trust,
      Ser 2003-B, Cl M1 (F)
         5.970%, 10/27/07                                 1,917           1,780
   New Century Home Equity Loan Trust,
      Ser 2004-A, Cl AII3 (F)
         4.450%, 10/01/07                                   667             664
   New Century Home Equity Loan Trust,
      Ser 2005-A, Cl A2 (G)
         4.461%, 10/25/07                                 3,117           3,092
   Novastar Home Equity Loan,
      Ser 2007-1, Cl A2A1 (F)
         5.420%, 10/31/07                                13,417          13,266
   Option One Mortgage Loan Trust,
      Ser 2001-4, Cl A (F)
         5.731%, 10/25/07                                   532             524
   Option One Mortgage Loan Trust,
      Ser 2003-5, Cl M1 (F)
         5.970%, 10/23/07                                 1,019             975
   Option One Mortgage Loan Trust,
      Ser 2006-1, Cl M10 (F)
         7.820%, 10/27/07                                   130              75
   Option One Mortgage Loan Trust,
      Ser 2006-1, Cl M11 (F)
         7.820%, 10/27/07                                   280             120
   Option One Mortgage Securities,
      Ser 2005-3A, Cl N1
         5.438%, 08/26/35                                   263             231
   Orchid Structured Finance CDO,
      Ser 2003-1A, Cl A1MM (F)
         5.510%, 11/18/07                                 4,916           4,916
   Ownit Mortgage Loan Asset-Backed
      Securities Trust, Ser 2006-1,
      Cl AF1 (G)
         5.424%, 12/25/36                                 7,065           6,989
   Ownit Mortgage Loan NIM Trust,
      Ser 2005-5A, Cl N1
         5.500%, 10/25/36                                    32              30
   Residential Accredit Loans,
      Ser 2006-Q01, Cl 2A3 (F)
         5.720%, 10/27/07                                   770             756
   Residential Asset Mortgage Products,
      Ser 2003-RS11, Cl MII1 (F)
         6.050%, 10/25/07                                   188             178

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Residential Asset Mortgage Products,
      Ser 2003-RS2, Cl AII (F)
         5.471%, 10/25/07                         $          90   $          89
   Residential Asset Mortgage Products,
      Ser 2003-RS7, Cl AI6 (F)
         5.340%, 10/01/07                                   675             659
   Residential Asset Mortgage Products,
      Ser 2004-SL1, Cl A8
         6.500%, 11/25/31                                 3,023           3,061
   Residential Asset Mortgage Products,
      Ser 2007-RS1, Cl A1 (F)
         5.400%, 10/09/07                                 5,738           5,696
   Residential Asset Securities,
      Ser 2006-EMX2, Cl A1 (F)
         5.585%, 10/27/07                                 2,092           2,085
   Residential Asset Securitization Trust,
      Ser 2004-IP2, Cl 2A1 (F)
         5.252%, 10/01/07                                 3,625           3,616
   Residential Funding Mortgage Securities,
      Ser 2000-HI1, Cl AI7 (G)
         8.290%, 02/25/25                                 2,942           2,932
   Residential Funding Mortgage Securities,
      Ser 2005-HS1, Cl AI1 (F)
         5.251%, 10/25/07                                 3,941           3,917
   Resmae Mortgage Loan Trust,
      Ser 2006-1, Cl A2A (C) (F)
         5.420%, 10/25/07                                 7,058           7,013
   SB Finance NIM Trust,
      Ser 2005-HE3, Cl N1 (C)
         4.750%, 09/25/35                                   563             169
   SLM Student Loan Trust,
      Ser 2006-C, Cl C (F)
         5.750%, 12/28/07                                 4,000           3,724
   Sail NIM Notes, Ser 2005-11A, Cl A
         7.500%, 01/27/36                                   313              38
   Salomon Brothers Mortgage Securities
      VII, Ser 2001-C2, Cl A3
         6.499%, 10/13/11                                 5,750           6,015
   Sharps SP I LLC NIM Trust,
      Ser 2005-HE5N, Cl A1 (C)
         5.800%, 08/25/35                                   309             124
   Sharps SP I LLC NIM Trust,
      Ser 2005-WF1N, Cl NA (C)
         6.150%, 05/25/35                                     6               4
   Soundview Home Equity Loan Trust,
      Ser 2005-OPT4, Cl M8 (F)
         8.010%, 10/25/07                                   500             252
   Start, Ser 2003-1, Cl X (E)
         4.130%, 10/21/07                                 4,946           4,946
   Start, Ser 2003-2, Cl X (E)
         4.600%, 10/21/07                                 4,951           4,948
   Structured Adjustable Rate Mortgage
      Loan, Ser 2005-19XS, Cl 1A1 (F)
         5.451%, 10/26/07                                 2,522           2,458


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007        165

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------

Structured Adjustable Rate Mortgage
      Loan, Ser 2007-7, Cl 2AS2
         5.750%, 10/01/07                         $      13,441   $      13,372
   Structured Asset Investment Loan,
      Ser 2003-BC4, Cl M2 (F)
         8.320%, 10/25/07                                   241             224
   Structured Asset Securities,
      Ser 2004-19XS, Cl A2 (G)
         4.370%, 10/01/07                                   693             690
   Structured Asset Securities,
      Ser 2005-17, Cl 5A1 (F)
         5.500%, 10/01/07                                 3,737           3,639
   Structured Asset Securities,
      Ser 2006-GEL4, Cl A1 (F)
         5.440%, 10/27/07                                 4,940           4,899
   Terwin Mortgage Trust,
      Ser 2005-9HGS, Cl A1 (F)
         4.000%, 10/01/07                                 1,903           1,881
   Terwin Mortgage Trust,
      Ser 2006-2HGS, Cl A1 (F)
         4.500%, 03/25/37                                 6,747           6,425
   Terwin Mortgage Trust,
      Ser 2006-4SL, Cl A1 (F)
         4.500%, 05/25/37                                 6,303           5,983
   Terwin Mortgage Trust,
      Ser 2006-6, Cl A1
         4.500%, 07/25/37                                 5,002           4,665
   Terwin Mortgage Trust,
      Ser 2006-8, Cl 1A2
         5.000%, 10/01/07                                 4,500           4,328
   Terwin Mortgage Trust,
      Ser 2006-HF1, Cl A1A
         4.500%, 02/25/37                                 1,609           1,599
   Thornburg Mortgage Securities Trust,
      Ser 2005-3, Cl 2A1 (F) (J)
         5.371%, 10/25/07                                12,988          12,957
   Thornburg Mortgage Securities Trust,
      Ser 2006-1, Cl A3 (F)
         5.301%, 10/01/07                                22,036          21,926
   Thornburg Mortgage Securities Trust,
      Ser 2006-3, Cl A2 (F)
         5.236%, 10/25/07                                13,881          13,796
   Thornburg Mortgage Securities Trust,
      Ser 2006-3, Cl A3 (F)
         5.241%, 10/25/07                                14,277          14,187
   Thornburg Mortgage Securities Trust,
      Ser 2007-4, Cl 2A1
         6.240%, 08/30/37                                 7,434           7,435
         6.228%, 10/01/07                                 6,792           6,724
   US Bank National Mortgage Association,
      Ser 2001-1, Cl A
         5.920%, 05/25/12                                 4,735           4,835

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Wachovia Bank Commercial Mortgage
      Trust, Ser 2002-C1A, Cl A4
         6.287%, 04/15/34                         $       1,543   $       1,610
   Wachovia Bank Commercial Mortgage
      Trust, Ser 2002-C2, Cl A4
         4.980%, 11/15/34                                 1,816           1,794
   Wachovia Bank Commercial Mortgage
      Trust, Ser 2003-C6, Cl A3
         4.957%, 08/15/35                                   737             735
   Wachovia Bank Commercial Mortgage
      Trust, Ser 2003-C7, Cl A2 (F)
         5.077%, 10/01/07                                 1,690           1,665
   Wachovia Bank Commercial Mortgage
      Trust, Ser 2003-C8, Cl A3
         4.445%, 11/15/35                                   839             827
   Wachovia Bank Commercial Mortgage
      Trust, Ser 2003-C9, Cl A4
         5.012%, 12/15/35                                   566             555
   Wachovia Bank Commercial Mortgage
      Trust, Ser 2003-C9, Cl B (F)
         5.109%, 10/01/07                                   334             329
   Wachovia Bank Commercial Mortgage
      Trust, Ser 2004-C10, Cl A4
         4.748%, 02/15/41                                 5,127           4,932
   Wachovia Bank Commercial Mortgage
      Trust, Ser 2004-C11, Cl B (F)
         5.306%, 10/01/07                                 1,641           1,586
   Wachovia Bank Commercial Mortgage
      Trust, Ser 2004-C12, Cl A4
         5.409%, 10/01/07                                 1,509           1,499
   Wachovia Bank Commercial Mortgage
      Trust, Ser 2004-C15, Cl B (F)
         4.892%, 10/01/07                                   806             756
   Wachovia Bank Commercial Mortgage
      Trust, Ser 2005-C19, Cl A6
         4.699%, 05/15/44                                   685             650
   Wachovia Bank Commercial Mortgage
      Trust, Ser 2005-C20, Cl A7 (F)
         5.118%, 10/01/07                                 1,476           1,443
   Wachovia Bank Commercial Mortgage
      Trust, Ser 2005-C21, Cl A4 (F)
         5.385%, 10/01/07                                 1,447           1,428
   Wachovia Bank Commercial Mortgage
      Trust, Ser 2006-C25, Cl AM (F)
         5.928%, 10/01/07                                   450             452
   Wachovia Bank Commercial Mortgage
      Trust, Ser 2006-C26, Cl APB
         5.997%, 06/15/45                                 2,047           2,094
   Washington Mutual Mortgage
      Pass-Through Certificates,
      Ser 2003-MS1, Cl 1A
         5.000%, 02/25/18                                 2,062           2,007


--------------------------------------------------------------------------------
166         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Washington Mutual Mortgage
      Pass-Through Certificates,
      Ser 2003-MS2, Cl 3A1
         5.000%, 03/25/18                         $       6,462   $       6,303
   Washington Mutual Mortgage
      Pass-Through Certificates,
      Ser 2005-AR13, Cl A1A1 (F)
         5.421%, 10/25/07                                 5,482           5,360
   Washington Mutual Mortgage
      Pass-Through Certificates,
      Ser 2005-AR15, Cl A1A2 (F)
         5.411%, 10/25/07                                 8,151           7,963
   Washington Mutual Mortgage
      Pass-Through Certificates,
      Ser 2005-AR16, Cl 1A4A (F)
         5.109%, 10/25/07                                12,955          12,792
   Washington Mutual Mortgage
      Pass-Through Certificates,
      Ser 2005-AR19, Cl A1A2 (F)
         5.421%, 10/25/07                                 7,996           7,843
   Wells Fargo Home Equity Trust,
      Ser 2004-2, Cl M8B (F)
         5.000%, 10/01/07                                   590             444
   Wells Fargo Mortgage-Backed Securities
      Trust, Ser 2004-H, Cl A1 (F)
         4.525%, 10/01/07                                 7,923           7,749
   Wells Fargo Mortgage-Backed Securities
      Trust, Ser 2004-I, Cl B1 (F)
         5.839%, 10/01/07                                   460             462
   Wells Fargo Mortgage-Backed Securities
      Trust, Ser 2005-17, Cl 1A1 (F)
         5.500%, 10/01/07                                10,829          10,524
   Wells Fargo Mortgage-Backed Securities
      Trust, Ser 2006-2, Cl 3A1
         5.750%, 03/25/36                                 2,024           1,974
   Zuni Mortgage Loan Trust,
      Ser 2006-OA1, Cl A1 (F)
         5.261%, 10/25/07                                 8,138           8,076
                                                                  --------------
                                                                      1,076,694
                                                                  --------------
OTHER ASSET-BACKED SECURITIES -- 2.9%
   Bear Stearns Structured Products,
      Ser 2007-R10, Cl A1
         5.853%, 10/26/07                                17,802          17,718
   Bear Stearns Structured Products,
      Ser 2007-R11, Cl A1A
         5.729%, 10/25/07                                18,600          18,314
   CNH Equipment Trust, Ser 2004-A,
      Cl A4A (F)
         5.863%, 10/15/07                                 1,493           1,492

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   California Infrastructure PG&E,
      Ser 1997-1, Cl A8
         6.480%, 12/26/09                         $          85   $          85
   California Infrastructure SCE,
      Ser 1997-1, Cl A7
         6.420%, 12/26/09                                   386             386
   Capital One Multi-Asset Execution Trust,
      Ser 2007-A7, Cl A7
         5.750%, 07/15/20                                 2,623           2,613
   Connecticut RRB Special Purpose Trust,
      Ser 2001-1, Cl A5
         6.210%, 12/30/11                                   721             746
   Domino's Pizza Master Issuer LLC,
      Ser 2007-1, Cl A2
         5.261%, 04/25/37                                 1,743           1,727
   Embarcadero Aircraft Securitization,
      Ser 2000-A, Cl A1 (F)
         6.090%, 10/15/07                                 4,297           3,653
   GSAMP Trust, Ser 2003-SEA, Cl A1 (F)
         5.531%, 10/25/07                                 4,095           3,997
   Great America Leasing Receivables,
      Ser 2006-1, Cl A3
         5.340%, 01/15/10                                 1,203           1,203
   Green Tree Financial,
      Ser 1993-4, Cl A5
         7.050%, 01/15/19                                   452             463
   Green Tree Financial,
      Ser 1996-5, Cl A6
         7.750%, 07/15/27                                 1,311           1,378
   Lehman XS Trust,
      Ser 2005-5N, Cl 1A1 (F)
         5.431%, 10/01/07                                 6,659           6,527
   Lehman XS Trust,
      Ser 2007-9, Cl 1A1
         5.251%, 10/25/07                                14,940          14,897
   Long Beach Asset Holdings,
      Ser 2005-WL1, Cl N1
         5.193%, 06/25/45                                   164             122
   MSCC Heloc Trust,
      Ser 2005-1, Cl A (F)
         5.321%, 10/25/07                                   663             650
   Master Specialized Loan Trust,
      Ser 2007-2, Cl A (F)
         5.855%, 10/28/07                                12,789          12,533
   Mid-State Trust, Ser 11, Cl A1
         4.864%, 07/15/38                                 5,221           4,881
   Oncor Electric Delivery Transition Bond,
      Ser 2003-1, Cl A2
         4.030%, 02/15/12                                 3,795           3,761
   SLC Student Loan Trust, Ser 2006-2,
      Cl B (F)
         5.580%, 12/19/07                                 5,250           4,951


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         167

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   SLM Student Loan Trust, Ser 2006-9,
      Cl B (F)
         5.590%, 10/12/07                         $       4,000   $       3,836
   Saco I Trust, Ser 2005-9, Cl A1 (F)
         5.570%, 10/27/07                                   962             882
   Saco I Trust, Ser 2005-WM3, Cl A1 (F)
         5.580%, 10/27/07                                 1,575           1,565
   Saco I Trust, Ser 2006-6, Cl A (F)
         5.261%, 10/25/07                                 4,545           4,042
   Securitized Asset-Backed Receivables
      LLC, Ser 2005-FR4, Cl A3 (F)
         5.331%, 10/25/07                                   236             235
   Small Business Administration,
      Ser 2003-P10A, Cl 1
         4.524%, 02/10/13                                 3,367           3,290
   Structured Asset Securities,
      Ser 2007-BC2, Cl A2 (F)
         5.410%, 10/25/07                                15,414          15,288
   TMS SBA Loan Trust, Ser 1999-1,
      Cl A (F)
         6.050%, 10/15/07                                   290             278
                                                                  --------------
                                                                        131,513
                                                                  --------------
Total Asset-Backed Securities
(Cost $1,266,739) ($ Thousands)                                       1,239,553
                                                                  --------------
CORPORATE OBLIGATIONS -- 21.4%

CONSUMER DISCRETIONARY -- 1.5%
   American Achievement
         8.250%, 04/01/12                                   900             895
   Boyd Gaming
         7.125%, 02/01/16                                   350             339
         6.750%, 04/15/14                                   570             559
   CCH I LLC
         11.000%, 10/01/15                                  740             749
   COX Communications
         7.875%, 08/15/09                                   750             784
         4.625%, 06/01/13                                   805             759
   CSC Holdings
         7.625%, 07/15/18                                    80              76
   Caesars Entertainment
         8.125%, 05/15/11                                   540             551
   Cengage Learning Acquisitions (C)
         10.500%, 01/15/15                                  480             474
   Clear Channel Communications
         6.250%, 03/15/11                                 2,230           2,044
         4.250%, 05/15/09                                   990             944
   Comcast
         9.000%, 09/01/08                                 1,150           1,187
         6.500%, 01/15/15 to 01/15/17                     1,475           1,523
         6.300%, 11/15/17                                   565             574
         5.850%, 11/15/15                                   465             461

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
         5.650%, 06/15/35                         $       1,035   $         924
         5.450%, 11/15/10                                   525             529
         5.300%, 01/15/14                                 2,340           2,272
   Comcast Cable Communications
         8.375%, 03/15/13                                 3,320           3,721
         6.750%, 01/30/11                                 2,310           2,396
   Daimler Finance LLC
         8.500%, 01/18/31                                   525             651
         7.300%, 01/15/12                                 1,400           1,493
         6.500%, 11/15/13                                 4,475           4,640
   Daimler Finance LLC MTN
         5.750%, 09/08/11                                   905             913
         5.710%, 12/08/07 (F)                             2,975           2,955
   DirecTV Holdings
         8.375%, 03/15/13                                   350             364
   Eastman Kodak
         7.250%, 11/15/13                                 2,740           2,719
   Echostar DBS
         7.125%, 02/01/16                                 1,970           2,024
   Ford Motor
         9.215%, 09/15/21                                 1,000             865
         7.450%, 07/16/31 (J)                             2,940           2,308
   General Motors (J)
         8.250%, 07/15/23                                 3,100           2,712
   Hasbro
         6.300%, 09/15/17                                   585             582
   Hertz
         8.875%, 01/01/14                                   725             747
   Home Depot
         5.875%, 12/16/36                                   735             628
   Idearc
         8.000%, 11/15/16                                 1,280           1,277
   Inn of the Mountain Gods
         12.000%, 11/15/10                                1,010           1,066
   Lamar Media, Ser B
         6.625%, 08/15/15                                   720             695
   MGM Mirage
         8.500%, 09/15/10                                   160             167
         7.625%, 01/15/17                                 1,440           1,426
   Mandalay Resort Group (J)
         9.500%, 08/01/08                                   440             450
   News America
         6.200%, 12/15/34                                 1,140           1,073
   River Rock Entertainment
         9.750%, 11/01/11                                   930             960
   Rogers Cable
         5.500%, 03/15/14                                   470             453
   Rogers Communications
         7.875%, 05/01/12                                   550             593
         6.750%, 03/15/15                                 1,015           1,043
   Service International
         7.625%, 10/01/18                                   340             353
         6.750%, 04/01/16                                    20              19


--------------------------------------------------------------------------------
168         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Station Casinos (J)
         7.750%, 08/15/16                         $       1,495   $       1,480
   Sun Media
         7.625%, 02/15/13                                   470             462
   Target
         5.375%, 05/01/17                                 1,110           1,065
   Time Warner
         7.700%, 05/01/32                                 3,645           4,002
         6.875%, 05/01/12                                 2,455           2,576
   Time Warner Entertainment
         8.375%, 07/15/33                                 1,685           1,976
   Tyco Electronics
         6.550%, 10/01/17                                   370             375
   Univision Communications PIK (C) (J)
         9.750%, 03/15/15                                   420             410
   Viacom
         6.875%, 04/30/36                                   500             498
         5.750%, 04/30/11                                   495             500
   Visteon (J)
         8.250%, 08/01/10                                   920             810
                                                                  --------------
                                                                         69,091
                                                                  --------------
CONSUMER STAPLES -- 0.5%
   Altria Group
         7.750%, 01/15/27                                 1,720           2,113
         7.000%, 11/04/13                                   235             255
   Anheuser-Busch
         5.050%, 10/15/16                                   940             899
   CVS Caremark
         9.350%, 01/10/23 (C)                             8,600          10,524
         5.750%, 06/01/17                                   515             503
   Delhaize Group (C)
         6.500%, 06/15/17                                 2,265           2,284
   Estee Lauder
         5.550%, 05/15/17                                 1,180           1,160
   General Mills
         6.000%, 02/15/12                                   750             767
         5.650%, 09/10/12                                   945             953
   Kellogg, Ser B
         6.600%, 04/01/11                                   890             929
   Kroger
         6.400%, 08/15/17                                   240             245
   Philip Morris Capital
         7.500%, 07/16/09                                 1,750           1,814
   Reynolds American
         6.750%, 06/15/17                                 1,260           1,289
   Safeway
         6.350%, 08/15/17                                   240             244
   Schering-Plough
         6.000%, 09/15/17                                   365             367
                                                                  --------------
                                                                         24,346
                                                                  --------------

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
ENERGY -- 2.4%
   Anadarko Finance, Ser B
         7.500%, 05/01/31                         $       3,610   $       3,932
         6.750%, 05/01/11                                    20              21
   Anadarko Petroleum
         6.450%, 09/15/36 (J)                             5,850           5,759
         5.760%, 12/15/07 (F)                             4,000           3,977
   Canadian Natural Resources
         6.250%, 03/15/38                                   995             960
         5.850%, 02/01/35                                   800             743
         5.700%, 05/15/17                                   980             957
   Chesapeake Energy
         6.375%, 06/15/15                                   500             491
   Compagnie Generale de Geophysique
         7.750%, 05/15/17                                   110             113
         7.500%, 05/15/15                                 1,205           1,241
   Conoco
         6.950%, 04/15/29                                 1,460           1,606
   Conoco Funding
         7.250%, 10/15/31                                   530             598
         6.350%, 10/15/11                                   920             959
   ConocoPhillips
         5.900%, 10/15/32                                 1,090           1,070
   ConocoPhillips Canada
         5.625%, 10/15/16                                 1,280           1,275
   Devon Financing
         6.875%, 09/30/11                                 1,295           1,369
   Dynegy Holdings (C)
         7.750%, 06/01/19                                 1,485           1,420
   El Paso (J)
         7.000%, 06/15/17                                 3,920           3,980
         6.950%, 06/01/28                                 6,750           6,270
   El Paso MTN
         7.800%, 08/01/31                                   967             982
         7.750%, 01/15/32                                 1,830           1,858
   El Paso Natural Gas (C)
         5.950%, 04/15/17                                   540             527
   El Paso Performance-Linked Trust (C)
         7.750%, 07/15/11                                 5,470           5,619
   GAZ Capital (C)
         6.510%, 03/07/22                                 3,460           3,425
         6.212%, 11/22/16                                 4,740           4,710
   Hess
         7.875%, 10/01/29                                   620             713
         7.300%, 08/15/31                                 4,830           5,295
   Husky Energy
         6.800%, 09/15/37                                 1,125           1,154
   Husky Oil
         7.550%, 11/15/16                                   845             936
   Kansas Gas & Electric
         5.647%, 03/29/21                                 1,460           1,394
   Kerr-McGee
         7.875%, 09/15/31                                   820             948
         6.950%, 07/01/24                                   450             466


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         169

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Kinder Morgan Energy Partners
         7.125%, 03/15/12                         $          90   $          95
         6.750%, 03/15/11                                   580             604
         6.300%, 02/01/09                                   570             578
         6.000%, 02/01/17                                   795             786
         5.850%, 09/15/12                                 1,015           1,024
         5.000%, 12/15/13                                 2,735           2,610
   Marathon Oil
         6.000%, 10/01/17                                   565             568
   OPTI Canada (C)
         8.250%, 12/15/14                                   700             705
         7.875%, 12/15/14                                   880             880
   Peabody Energy, Ser B
         6.875%, 03/15/13                                   300             303
   Pemex Project Funding Master Trust
         6.625%, 06/15/35                                 1,840           1,896
   Petrobras International Finance
         6.125%, 10/06/16                                 5,965           6,011
   Pogo Producing (J)
         6.875%, 10/01/17                                 1,000           1,005
   Ras Laffan LNG III (C)
         6.332%, 09/30/27                                 1,305           1,263
   SemGroup LP (C)
         8.750%, 11/15/15                                   200             196
   Shell International Finance
         5.200%, 03/22/17                                 1,265           1,245
   Sonat
         7.625%, 07/15/11                                 2,850           2,950
   Southern Natural Gas
         8.000%, 03/01/32                                   170             192
         5.900%, 04/01/17 (C)                               595             579
   Suburban Propane Partners
         6.875%, 12/15/13                                   735             717
   Tennessee Gas Pipeline
         7.625%, 04/01/37                                   830             901
   Tesoro (C)
         6.500%, 06/01/17                                   385             382
   Tosco
         8.125%, 02/15/30                                   400             486
   Vastar Resources
         6.500%, 04/01/09                                 3,490           3,581
   Weatherford International (C)
         6.800%, 06/15/37                                   370             380
         6.350%, 06/15/17                                 1,900           1,933
         5.950%, 06/15/12                                 1,425           1,453
   Western Oil Sands
         8.375%, 05/01/12                                 1,195           1,319
   Williams (J)
         8.750%, 03/15/32                                 5,860           6,746
         7.750%, 06/15/31                                 1,880           1,976
   Williams, Ser A
         7.500%, 01/15/31                                    90              93

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   XTO Energy
         7.500%, 04/15/12                         $         850   $         918
         6.750%, 08/01/37                                 1,070           1,116
                                                                  --------------
                                                                        110,259
                                                                  --------------
FINANCIALS -- 10.5%
   ABX Financing (C)
         6.350%, 10/15/36                                 4,250           4,118
   ASIF Global Financing XIX (C)
         4.900%, 01/17/13                                   390             377
   Ace INA Holdings
         6.700%, 05/15/36                                   605             623
         5.700%, 02/15/17                                   720             711
   Aiful (C)
         5.000%, 08/10/10                                 1,420           1,373
   Allied Capital
         6.625%, 07/15/11                                 3,420           3,496
   Allied World Assurance (J)
         7.500%, 08/01/16                                 2,500           2,621
   American Express (F) (J)
         6.800%, 09/01/16                                 1,130           1,158
   American Honda Finance (C)
         5.100%, 03/27/12                                 1,685           1,701
   American International Group
         6.250%, 03/15/37 (J)                             2,560           2,410
         4.700%, 10/01/10                                 1,460           1,448
   American International Group MTN
         5.450%, 05/18/17                                 1,755           1,708
         4.950%, 03/20/12                                   880             864
   BAC Capital Trust XI
         6.625%, 05/23/36                                   795             809
   BRE Properties
         7.450%, 01/15/11                                 2,430           2,569
   Bank One
         7.875%, 08/01/10                                 3,525           3,771
   Bank of America
         7.400%, 01/15/11                                 1,325           1,410
         5.420%, 03/15/17                                 4,900           4,764
         5.375%, 06/15/14                                 3,375           3,338
         5.300%, 03/15/17                                 1,000             970
   Banponce Trust I, Ser A
         8.327%, 02/01/27                                 2,590           2,698
   Bear Stearns
         5.350%, 02/01/12                                 3,280           3,215
         4.500%, 10/28/10                                 1,470           1,425
   Bunge Finance
         4.375%, 12/15/08                                   425             420
   Bunge Finance LP
         5.900%, 04/01/17                                   600             574
   CIT Group
         5.000%, 02/01/15                                 1,440           1,308
         4.250%, 02/01/10                                 1,595           1,515


--------------------------------------------------------------------------------
170         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Capital One Bank
         4.875%, 05/15/08                         $       1,480   $       1,476
   Capital One Capital III
         7.686%, 08/15/36                                 1,361           1,337
   Capital One Financial
         6.750%, 09/15/17                                 1,130           1,159
         6.150%, 09/01/16                                   380             371
   Capmark Financial Group (C)
         6.300%, 05/10/17                                   130             113
         5.875%, 05/10/12                                   260             237
   China Development Bank
         5.000%, 10/15/15                                   500             483
   Cigna
         6.150%, 11/15/36                                   770             728
   Citigroup
         6.000%, 08/15/17                                 1,105           1,131
         5.875%, 02/22/33                                 2,680           2,559
         5.500%, 08/27/12 (J)                             2,240           2,265
         5.100%, 09/29/11                                   650             648
         5.000%, 09/15/14                                 3,175           3,060
         3.625%, 02/09/09                                 3,155           3,099
   Countrywide Financial MTN
         5.800%, 06/07/12                                   975             914
         5.430%, 12/26/07                                 1,000             940
   Countrywide Home Loan MTN, Ser K
         4.250%, 12/19/07                                 4,100           4,053
   Credit Suisse First Boston
      London (C) (F) (L)
         0.000%, 12/24/07                                 3,498           3,367
         0.000%, 12/24/07                                 8,663           8,338
   Credit Suisse First Boston USA
         4.875%, 08/15/10                                 2,210           2,207
   Credit Suisse USA
         5.500%, 08/16/11                                 2,195           2,217
   DI Finance, Ser B
         9.500%, 02/15/13                                    90              93
   Depfa ACS Bank (C)
         5.125%, 03/16/37                                 3,000           2,804
   Deutsche Bank Capital
      Funding Trust (C) (F)
         5.628%, 01/19/49                                 2,760           2,564
   Developers Divers Realty +
         5.375%, 10/15/12                                   585             570
   Discover Financial Services (C)
         6.450%, 06/12/17                                   250             243
   Dryden Investor Trust (C)
         7.157%, 07/23/08                                 1,751           1,765
   ENEL Finance Internation
         6.800%, 09/15/37                                   940             957
   ERP Operating LP
         5.500%, 10/01/12                                   280             275
   East Lane Re Ltd. (C) (F)
         11.355%, 10/30/07                                  650             650

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Equity One +
         3.875%, 04/15/09                         $       7,480   $       7,318
   FMC Finance III (C)
         6.875%, 07/15/17                                 1,600           1,592
   Farmers Exchange Capital (C)
         7.200%, 07/15/48                                 1,465           1,429
         7.050%, 07/15/28                                 1,434           1,428
   Farmers Insurance Exchange (C)
         8.625%, 05/01/24                                 3,017           3,458
   First Data*
         0.000%, 10/15/14                                 4,850           4,656
   First Industrial LP MTN
         7.500%, 12/01/17                                 1,800           1,936
   Ford Motor Credit LLC
         10.610%, 12/15/07 (F) (J)                        3,863           3,942
         8.000%, 12/15/16                                 4,680           4,378
         7.875%, 06/15/10                                 7,405           7,239
         7.375%, 10/28/09                                 3,470           3,403
         7.250%, 10/25/11                                   336             315
         6.625%, 06/16/08                                 1,500           1,489
   Forest City Enterprises
         7.625%, 06/01/15                                   500             471
         6.500%, 02/01/17                                   270             241
   Freddie Mac (J)
         4.625%, 10/25/12                                 6,400           6,393
   GE Global Insurance Holding
         7.500%, 06/15/10                                   105             112
   GMAC LLC
         7.821%, 10/25/07 (F)                             5,668           5,225
         7.750%, 01/19/10                                10,170          10,087
         7.250%, 03/02/11                                 3,520           3,412
         6.875%, 09/15/11                                 6,120           5,824
         5.850%, 01/14/09                                 1,680           1,644
         5.625%, 05/15/09                                14,680          14,292
         5.125%, 05/09/08 (J)                             1,480           1,468
   GMAC LLC MTN
         4.375%, 12/10/07                                   690             687
   General Electric Capital MTN
         5.625%, 09/15/17                                 2,580           2,578
   General Electric Capital MTN, Ser A
         6.750%, 03/15/32                                 1,665           1,833
         6.000%, 06/15/12                                 4,790           4,939
         5.450%, 01/15/13                                    20              20
         3.750%, 12/15/09                                 2,021           1,968
   General Electric Capital MTN, Ser G
         6.150%, 08/07/37                                   845             867
   Genworth Financial

         5.650%, 06/15/12                                 1,280           1,291
         4.950%, 10/01/15                                 1,595           1,501
   Glen Meadow PassThrough

         6.505%, 02/12/67                                 2,200           2,164


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         171

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Glitnir Banki
         7.451%, 03/14/08                         $         400   $         394
         6.693%, 06/15/16 (C) (F)                         3,960           4,047
         6.375%, 09/25/12                                 2,330           2,335
         6.330%, 07/28/11 (C)                             1,980           2,014
   Goldman Sachs Capital I
         6.345%, 02/15/34                                 1,200           1,118
   Goldman Sachs Capital II
         5.793%, 12/29/49                                 1,210           1,145
   Goldman Sachs Group
         6.875%, 01/15/11                                 4,640           4,856
         6.450%, 05/01/36                                   560             546
         5.350%, 01/15/16                                   925             893
         5.250%, 10/15/13                                 3,565           3,483
         5.125%, 01/15/15                                 1,185           1,138
   HBOS Capital Funding
         6.071%, 12/31/07                                   830             799
   HSBC Finance
         8.000%, 07/15/10                                 3,475           3,729
         7.000%, 05/15/12                                 1,505           1,582
         6.375%, 11/27/12                                   585             605
         4.625%, 09/15/10                                   650             639
         4.125%, 12/15/08                                 1,000             989
         4.125%, 11/16/09                                 2,155           2,100
   HBSC Holdings PLC (J)
         6.500%, 09/15/37                                   855             861
   Health Care Properties +
         6.000%, 01/30/17                                 4,000           3,820
         5.650%, 12/15/13                                 1,710           1,652
   Highwoods Realty LP +
         7.500%, 04/15/18                                 3,642           3,873
         7.125%, 02/01/08                                 3,000           3,009
   Host Marriott LP, Ser Q +
         6.750%, 06/01/16                                   455             450
   ICICI Bank Ltd.
         6.375%, 01/12/08 (F)                               678             636
         6.375%, 04/30/22 (C)                             2,320           2,169
   ILFC E-Capital Trust II (C) (F) (J)
         6.250%, 12/21/65                                   900             868
   International Lease Finance MTN
         5.750%, 06/15/11                                 2,925           2,952
         5.650%, 06/01/14                                   845             836
         5.580%, 11/24/07 (F)                               925             917
         4.750%, 01/13/12                                 1,176           1,140
   JPMorgan Chase
         6.000%, 10/01/17                                 2,570           2,596
         5.750%, 01/02/13                                 6,435           6,526
   JPMorgan Chase Capital XXV, Ser Y
         6.800%, 10/01/37                                 1,410           1,417
   JPMorgan Chase Capital XV
         5.875%, 03/15/35                                 1,645           1,478

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Kaupthing Bank (C)
         7.125%, 05/19/16                         $       1,350   $       1,362
         6.050%, 10/12/07 (F)                             6,070           6,021
         5.750%, 10/04/11                                   960             948
   Korea Development Bank
         4.625%, 09/16/10                                 1,000             990
         4.250%, 11/13/07                                   755             754
   Landsbanki Islands (C)
         6.100%, 08/25/11                                 5,570           5,643
   Lazard Group
         7.125%, 05/15/15                                 2,925           2,954
         6.850%, 06/15/17                                 1,580           1,555
   Lehman Brothers Holdings
         6.875%, 07/17/37                                   870             863
         6.200%, 09/26/14                                 1,160           1,165
         5.750%, 01/03/17                                 1,085           1,043
         4.500%, 07/26/10                                 1,405           1,367
   Lehman Brothers Holdings Capital Trust
     VII MTN
         5.857%, 11/29/49                                 3,020           2,877
   Lehman Brothers Holdings MTN
         11.000%, 11/07/16 (F)                            4,283           4,281
         8.920%, 02/16/08 (F)                             2,370           2,247
         7.000%, 09/27/27                                   422             434
         5.750%, 05/17/13                                   820             814
         5.500%, 04/04/16                                   520             490
         5.250%, 02/06/12                                 1,220           1,195
         0.000%, 12/20/07 (F)                             4,235           4,645
   Lehman Brothers Holdings MTN, Ser H
      (F) (M)
         0.000%, 11/30/07                                 3,570           3,626
   Liberty Mutual Group (C)
         7.500%, 08/15/36 (J)                             1,374           1,408
         6.500%, 03/15/35                                 1,525           1,391
   Lincoln National
         5.650%, 08/27/12                                   480             482
   MUFG Capital Finance 1 Ltd. (F)
         6.346%, 07/25/49                                 1,670           1,587
   Marathon Oil
         6.600%, 10/01/37                                   847             875
   Merna Reinsurance, Ser B
         7.110%, 10/03/07                                 3,750           3,745
   Merrill Lynch
         7.430%, 09/01/22                                     4               4
         6.400%, 08/28/17                                   845             873
         6.110%, 01/29/37                                 1,405           1,322
         6.050%, 05/16/16                                   920             919
   Merrill Lynch MTN (F)
         8.950%, 11/18/07                                 1,790           1,665
         8.680%, 11/02/07                                 3,160           3,093
   Metlife
         6.400%, 12/15/36                                 2,040           1,940


--------------------------------------------------------------------------------
172         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Morgan Stanley
         5.750%, 08/31/12                         $         180   $         180
         5.375%, 10/15/15                                   675             648
         5.300%, 03/01/13                                 1,327           1,306
         4.750%, 04/01/14                                 1,220           1,146
   Morgan Stanley MTN (F)
         5.810%, 10/18/07                                 1,200           1,148
   Morgan Stanley MTN, Ser E
         5.450%, 01/09/17                                 2,675           2,579
   NB Capital Trust IV
         8.250%, 04/15/27                                 4,500           4,683
   National Capital Trust II (C) (F)
         5.486%, 12/17/07                                 2,231           2,064
   National City Bank MTN
         5.800%, 06/07/17                                 1,290           1,281
   Nationwide Building Society (J)
         5.500%, 07/18/12                                 1,651           1,692
   Nationwide Mutual Insurance (C)
         6.600%, 04/15/34                                   690             676
   North Front Pass-Through Trust (C) (F)
         5.810%, 12/15/07                                 1,975           1,922
   PNC Funding
         5.250%, 11/15/15                                 1,520           1,455
   Power Receivables Financial
         6.290%, 01/01/12                                 3,494           3,597
         6.290%, 01/01/12 (C)                               287             295
   Prime Property Funding + (C)
         5.600%, 06/15/11                                 1,780           1,788
         5.500%, 01/15/14                                 1,850           1,842
   Prologis +
         5.500%, 04/01/12                                 1,095           1,083
         5.250%, 11/15/10                                   455             453
   Prudential Financial MTN
         5.700%, 12/14/36                                 1,240           1,143
   RSHB Capital (C)
         6.299%, 05/15/17                                 4,140           3,897
   Rabobank Capital Fund Trust II (C) (F)
         5.260%, 12/29/49                                   200             189
   Rabobank Capital Fund Trust III (C) (F)
         5.254%, 12/31/07                                   420             387
   Realogy (J)
         12.375%, 04/15/15                                2,950           2,227
   Residential Capital LLC
         7.595%, 11/22/07                                 1,710           1,454
         7.460%, 10/17/07                                 1,810           1,539
         6.875%, 06/30/15                                   225             182
         6.500%, 06/01/12 to 04/17/13                     2,320           1,874
         6.125%, 11/21/08                                 1,405           1,257
         6.000%, 02/22/11                                 1,990           1,622
   Resona Preferred Global
      Securities (C) (F) (J)
         7.191%, 07/30/49                                   580             582

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Royal Bank of Scotland Group PLC
         5.000%, 10/01/14                         $       1,240   $       1,198
         0.000%, 10/04/07                                 2,215           2,215
         0.000%, 10/04/07                                 3,250           3,316
   SLM EXL, Ser S (F) (K)
         5.763%, 10/15/07                                12,582          12,582
   SLM MTN
         5.625%, 08/01/33                                   695             535
         5.050%, 11/14/14                                   690             585
   SLM MTN, Ser A
         5.375%, 05/15/14                                 4,905           4,281
         5.000%, 10/01/13                                 5,445           4,755
         5.000%, 04/15/15                                   120             101
   SLM MTN, Ser CPI (F)
         3.820%, 10/01/07                                 5,580           5,133
   Shinsei Finance Cayman Ltd. (C) (F) (J)
         6.418%, 01/29/49                                 5,180           4,803
   Simon Property Group LP +
         5.750%, 05/01/12                                 1,860           1,858
         5.750%, 12/01/15                                   910             889
         5.600%, 09/01/11                                   690             691
   Standard Chartered
         6.400%, 09/26/17                                   715             719
   Stingray Pass-Through Trust (C)
         5.902%, 01/12/15                                 2,723           2,016
   Sumitomo Mitsui Banking (C) (F)
         5.625%, 10/15/15                                 2,620           2,438
   Suntrust Banks
         6.000%, 09/11/17                                   845             854
   TNK-BP Finance
         7.500%, 07/18/16                                   100             100
         7.500%, 07/18/16 (C)                             3,320           3,297
         6.625%, 03/20/17 (C)                               720             671
   Toyota Motor Credit
         5.500%, 12/15/08                                   120             121
   Travelers
         5.236%, 12/17/07                                 1,340           1,296
   Travelers MTN
         5.375%, 06/15/12                                   370             374
   Turanalem Finance
         8.250%, 01/22/37                                 3,614           3,153
         8.250%, 01/22/37 (C)                             4,190           3,541
   UDR+
         5.500%, 04/01/14                                 2,000           1,950
   UDR MTN+
         5.000%, 01/15/12                                 2,000           1,969
   Ventas Realty LP+
         9.000%, 05/01/12                                   180             196
         6.500%, 06/01/16                                   495             488


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         173

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Wachovia
         5.750%, 06/15/17                         $       1,125   $       1,129
         5.500%, 08/01/35                                 1,405           1,279
         5.300%, 10/15/11                                 3,285           3,300
         5.250%, 08/01/14                                 4,390           4,302
         4.875%, 02/15/14                                 2,120           2,042
   Wachovia Capital Trust III (F)
         5.800%, 03/15/11                                 2,230           2,215
   Washington Mutual
         4.625%, 04/01/14                                 3,180           2,896
         4.000%, 01/15/09                                   746             733
   Washington Mutual Preferred
     Funding (C) (F)
         6.534%, 03/29/49                                 1,600           1,464
   Wells Fargo
         5.375%, 02/07/35                                 2,085           1,875
   Wells Fargo Capital X
         5.950%, 12/15/36                                   760             697
   Westfield Capital (C)
         4.375%, 11/15/10                                   303             292
   Westfield Group (C)
         5.400%, 10/01/12                                 1,355           1,339
   Woodbourne Pass-Through Trust (C) (F)
         6.920%, 10/08/07                                 2,500           2,512
   ZFS Finance USA Trust I
         6.150%, 12/15/10                                   750             742
   ZFS Finance USA Trust II (C) (F)
         6.450%, 12/15/65                                   772             746
   Zions Bancorp
         5.500%, 11/16/15                                   950             912
   iStar Financial, Ser 1 +
         5.875%, 03/15/16                                   795             712
                                                                  --------------
                                                                        485,310
                                                                  --------------
HEALTH CARE -- 0.8%
   Abbott Laboratories
         5.875%, 05/15/16                                 1,515           1,529
   Aetna
         6.000%, 06/15/16                                 1,570           1,573
   Astrazenca PLC
         5.400%, 09/15/12                                 2,580           2,600
   Bristol-Myers Squibb
         5.875%, 11/15/36                                   340             324
   Community Health Systems (C) (J)
         8.875%, 07/15/15                                 1,070           1,099
   Coventry Health Care
         5.950%, 03/15/17                                 1,655           1,601
   Davita
         6.625%, 03/15/13                                 1,065           1,057

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   HCA
         9.250%, 11/15/16 (C)                     $       1,639   $       1,741
         9.125%, 11/15/14 (C)                               230             243
         7.500%, 11/06/33 (J)                             3,380           2,721
         6.500%, 02/15/16 (J)                               749             637
         6.250%, 02/15/13                                   119             105
         5.750%, 03/15/14                                 3,090           2,592
   HCA PIK (C)
         9.625%, 11/15/16                                    50              53
   Johnson & Johnson
         5.550%, 08/15/17                                 1,350           1,371
   Schering-Plough
         6.550%, 09/15/37                                 1,255           1,285
   Tenet Healthcare (J)
         9.875%, 07/01/14                                 4,115           3,765
         7.375%, 02/01/13                                   336             285
   Teva Pharmaceutical Finance LLC
         6.150%, 02/01/36                                 1,225           1,164
         5.550%, 02/01/16                                   475             462
   UnitedHealth Group (C)
         6.000%, 06/15/17                                   860             859
   WellPoint
         6.800%, 08/01/12 (J)                             1,000           1,065
         5.875%, 06/15/17                                 1,125           1,117
         5.250%, 01/15/16                                   465             445
   Wyeth
         6.950%, 03/15/11                                 4,140           4,339
         5.950%, 04/01/37                                 2,680           2,586
                                                                  --------------
                                                                         36,618
                                                                  --------------

INDUSTRIALS -- 1.6%
   Air 2 US (C)
         8.027%, 10/01/19                                   824             837
   America West Airlines, Ser 1999-1
         7.930%, 01/02/19                                 7,980           8,419
   American Airlines, Ser 1999-1
         7.024%, 10/15/09                                 3,630           3,686
   Burlington Northern Santa Fe
         6.750%, 07/15/11                                 1,610           1,697
   Cedar Brakes I LLC (C)
         8.500%, 02/15/14                                 1,457           1,570
   Cedar Brakes II LLC (C)
         9.875%, 09/01/13                                 2,646           2,948
   Complete Production Services
         8.000%, 12/15/16                                 1,005             994
   Continental Airlines, Ser 1997, Cl1A
         7.461%, 04/01/15                                 1,924           1,903
   Continental Airlines, Ser 1997, Cl4A
         6.900%, 01/02/18                                 1,770           1,810
   Continental Airlines, Ser 1999-2
         7.256%, 03/15/20                                   958             990
   Continental Airlines, Ser A
         5.983%, 04/19/22                                 1,700           1,647


--------------------------------------------------------------------------------
174         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   DRS Technologies
         6.625%, 02/01/16                         $         505   $         499
   Delta Air Lines, Ser 2001-1
         7.111%, 09/18/11                                 6,250           6,336
   FedEx, Ser A3
         8.400%, 03/23/10                                   556             584
   General Electric
         5.000%, 02/01/13                                 1,140           1,130
   Hutchison Whampoa International (C)
         7.450%, 11/24/33                                 1,240           1,394
   L-3 Communications, Ser B
         6.375%, 10/15/15                                   520             511
   Service International
         7.500%, 04/01/27                                   670             626
   Systems 2001 Asset Trust (C)
         6.664%, 09/15/13                                 1,435           1,513
   Teekay
         8.875%, 07/15/11                                 1,785           1,874
   Tyco International Group
         7.000%, 06/15/28                                   230             250
         6.875%, 01/15/29                                 7,380           7,408
         6.750%, 02/15/11                                 3,470           3,658
         6.375%, 10/15/11                                 8,830           9,036
         6.125%, 11/01/08                                   230             233
         6.125%, 01/15/09                                    80              81
         6.000%, 11/15/13                                   915             924
   United Air Lines, Ser A-3 (H) (I)
         8.390%, 01/21/11                                   579              --
   United Technologies
         6.500%, 06/01/09                                 2,365           2,415
   Waste Management
         7.125%, 12/15/17                                 5,305           5,597
         7.100%, 08/01/26                                 1,710           1,788
                                                                  --------------
                                                                         72,358
                                                                  --------------

INFORMATION TECHNOLOGY -- 0.2%
   Corning
         7.250%, 08/15/36                                   495             519
   Electronic Data Systems
         7.125%, 10/15/09                                 3,680           3,747
   Freescale Semiconductor
         8.875%, 12/15/14                                   280             270
   NXP Funding LLC
         9.500%, 10/15/15                                   365             340
         7.875%, 10/15/14                                   110             106
   Sungard Data Systems (J)
         10.250%, 08/15/15                                  725             758
   Xerox
         6.750%, 02/01/17                                   240             246
         5.500%, 05/15/12                                 1,125           1,114
                                                                  --------------
                                                                          7,100
                                                                  --------------

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
MATERIALS -- 0.3%
   CodelCo (C)
         4.750%, 10/15/14                         $         960   $         917
   Freeport-McMoRan Copper & Gold
         8.375%, 04/01/17                                 1,450           1,584
   Georgia Gulf (J)
         9.500%, 10/15/14                                   220             201
   Graham Packaging
         9.875%, 10/15/14 (J)                               275             272
         8.500%, 10/15/12                                   590             586
   Lafarge
         6.150%, 07/15/11                                   770             785
   Lyondell Chemical
         8.250%, 09/15/16                                   125             141
         8.000%, 09/15/14                                   220             242
   Potash of Saskatchewan
         4.875%, 03/01/13                                 1,220           1,183
   Steel Dynamics (C)
         6.750%, 04/01/15                                   810             782
   US Steel
         6.050%, 06/01/17                                   245             234
   Vale Overseas Ltd.
         8.250%, 01/17/34                                   150             178
         6.875%, 11/21/36 (J)                             5,750           5,924
         6.250%, 01/23/17                                 1,188           1,201
   Westlake Chemicals (J)
         6.625%, 01/15/16                                   610             580
   Weyerhaeuser
         6.750%, 03/15/12                                   370             384
                                                                  --------------
                                                                         15,194
                                                                  --------------

SOVEREIGN -- 0.7%
   Emirate of Abu Dhabi
         5.500%, 08/02/12                                 3,300           3,358
   Federal Republic of Brazil (J)
         11.000%, 08/17/40                                2,105           2,815
   Quebec Province
         5.125%, 11/14/16                                 2,560           2,561
   Republic of Colombia
         7.375%, 09/18/37                                 1,442           1,586
   Republic of Italy
         5.375%, 06/15/33                                 2,320           2,259
   Republic of Panama
         9.375%, 04/01/29                                    46              62
         6.700%, 01/26/36                                 1,194           1,227
   Russian Federation (G)
         7.500%, 03/31/30                                 1,685           1,900
   United Mexican States (J)
         5.625%, 01/15/17                                 7,963           7,939
   United Mexican States MTN, Ser A
         7.500%, 04/08/33                                   176             209
         6.750%, 09/27/34 (J)                             6,237           6,783
         5.875%, 01/15/14                                   790             813
                                                                  --------------
                                                                         31,512
                                                                  --------------


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007        175

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 1.2%
   AT&T
         6.500%, 09/01/37                         $       1,380   $       1,423
         6.450%, 06/15/34                                   625             634
         6.150%, 09/15/34 (J)                             2,410           2,382
         5.100%, 09/15/14                                 5,750           5,564
         4.125%, 09/15/09                                   795             782
   AT&T Mobility LLC
         6.500%, 12/15/11                                 1,455           1,519
   America Movil
         6.375%, 03/01/35                                 1,192           1,170
   BellSouth
         6.000%, 11/15/34                                   850             818
         4.750%, 11/15/12                                   170             165
   British Telecom PLC
         8.375%, 12/15/10                                 1,250           1,376
   Cincinnati Bell
         7.000%, 02/15/15                                   500             483
   Citizens Communications
       7.875%, 01/15/27                                     555             541
       7.125%, 03/15/19                                     370             365
   Deutsche Telekom International Finance
         8.000%, 06/15/10                                   925             991
         5.750%, 03/23/16                                 1,920           1,897
   Embarq
         7.995%, 06/01/36                                   615             655
   France Telecom
         8.500%, 03/01/31                                   530             681
         7.750%, 03/01/11                                 1,125           1,209
   Intelsat
         9.000%, 06/15/16                                    75              77
   Intelsat Bermuda Ltd.
         9.250%, 06/15/16                                   325             337
   Koninklijke
         8.000%, 10/01/10                                   650             699
   Level 3 Financing
         9.250%, 11/01/14                                   690             680
   New Cingular Wireless Services
         8.125%, 05/01/12                                 1,595           1,769
   New Jersey Bell Telephone
         7.850%, 11/15/29                                 1,135           1,286
   Qwest
         7.500%, 10/01/14                                 2,130           2,215
         5.625%, 11/15/08                                   430             430
   Qwest Communications International (F)
         9.058%, 11/11/07                                 1,090           1,101
   Rogers Communications
         6.375%, 03/01/14                                 1,915           1,935
   Sprint Capital
         8.750%, 03/15/32                                 1,100           1,261
         8.375%, 03/15/12                                 3,430           3,777
         6.900%, 05/01/19                                   100             100
         6.125%, 11/15/08                                 1,485           1,496

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Sprint Nextel
         6.000%, 12/01/16                         $         600   $         576
   Telecom Italia Capital
         6.200%, 07/18/11 (J)                             1,730           1,773
         5.250%, 11/15/13 to 10/01/15                       880             852
         4.950%, 09/30/14                                 1,250           1,182
   Telefonica Emisiones
         6.221%, 07/03/17                                   445             450
         5.984%, 06/20/11                                 2,545           2,589
   Telefonica Europe
         7.750%, 09/15/10                                 1,925           2,056
   Verizon Communications
         5.500%, 04/01/17                                   475             465
   Verizon New Jersey, Ser A
         5.875%, 01/17/12                                 2,175           2,213
   Verizon New York, Ser A
         6.875%, 04/01/12                                   660             695
   Vodafone Group PLC
         5.625%, 02/27/17                                 1,780           1,730
         5.350%, 02/27/12                                   400             399
   Windstream
         8.625%, 08/01/16                                   960           1,028
                                                                  --------------
                                                                         55,826
                                                                  --------------

UTILITIES -- 1.7%
   Allegheny Energy Supply (C)
         8.250%, 04/15/12                                   890             954
   Arizona Public Services
         8.000%, 12/30/15                                 3,188           3,565
   CMS Energy
         6.550%, 07/17/17                                   750             727
   Cogentrix Energy (C)
         8.750%, 10/15/08                                 5,908           6,116
   Commonwealth Edison
         6.150%, 09/15/17                                 1,315           1,323
   DPL
         6.875%, 09/01/11                                 2,405           2,518
   Detroit Edison, Ser A
       6.625%, 06/01/36                                     990           1,034
   Dominion Resources
         5.700%, 09/17/12                                 3,270           3,281
         4.750%, 12/15/10                                 1,895           1,868
         4.125%, 02/15/08                                   810             806
   Duke Energy Carolinas
         6.250%, 01/15/12                                 1,875           1,941
         5.625%, 11/30/12                                 4,000           4,055
   Edison Mission Energy (C)
         7.625%, 05/15/27                                   420             405
         7.200%, 05/15/19                                 1,160           1,143
         7.000%, 05/15/17                                   880             867
   Exelon
         5.625%, 06/15/35                                 2,720           2,436


--------------------------------------------------------------------------------
176         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Exelon Generation LLC (C)
         6.950%, 06/15/11                         $       1,825   $       1,911
   FPL Energy American Wind (C)
         6.639%, 06/20/23                                 5,744           5,950
   FirstEnergy, Ser B
         6.450%, 11/15/11                                 1,905           1,969
   FirstEnergy, Ser C
         7.375%, 11/15/31                                 5,515           6,035
   Florida Power
         6.350%, 09/15/37                                   565             576
   Intergas Finance (C) (J)
         6.375%, 05/14/17                                 3,485           3,365
   Midamerican Energy Holdings
         6.500%, 09/15/37                                   395             399
         6.125%, 04/01/36                                   905             879
   NRG Energy
         7.250%, 02/01/14                                 1,610           1,614
   Nevada Power, Ser A
         8.250%, 06/01/11                                 2,050           2,228
   Nevada Power, Ser M
         5.950%, 03/15/16                                   630             616
   Pacific Gas & Electric
         6.050%, 03/01/34 (J)                             2,110           2,072
         5.800%, 03/01/37                                   800             756
   Pacificorp
         6.250%, 10/15/37                                   960             959
   Power Contract Financing (C)
         6.256%, 02/01/10                                 2,375           2,410
   Public Service Colorado
         7.875%, 10/01/12                                 1,355           1,499
   Southern California Edison
         6.000%, 01/15/34                                 1,505           1,482
   Swepco Capital Trust I (F)
         5.250%, 10/01/43                                 4,255           4,254
   TXU Energy
         7.000%, 03/15/13                                   780             857
   TXU, Ser P
         5.550%, 11/15/14                                   540             435
   TXU, Ser Q
         6.500%, 11/15/24                                 1,320           1,058
   TXU, Ser R (J)
         6.550%, 11/15/34                                 4,955           3,886
                                                                  --------------
                                                                         78,249
                                                                  --------------
Total Corporate Obligations
   (Cost $984,114) ($ Thousands)                                        985,863
                                                                  --------------

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS --15.2%
   U.S. Treasury Bonds
         10.375%, 11/15/12 (J)                    $       7,950   $       8,011
         8.875%, 02/15/19 (J)                             4,397           5,983
         8.125%, 08/15/19 (J)                             7,039           9,169
         7.500%, 11/15/16 (J)                             3,162           3,841
         6.625%, 02/15/27 (J)                             2,742           3,332
         6.250%, 08/15/23 to 05/15/30 (J)                23,602          27,258
         6.125%, 11/15/27 (J)                            25,376          29,363
         5.375%, 02/15/31 (J)                             6,923           7,411
         5.250%, 02/15/29                                 2,670           2,799
         5.000%, 05/15/37 (J)                             4,086           4,191
         4.500%, 03/31/12 to 02/15/36 (J)                95,445          95,906
         3.875%, 04/15/29 (D)                             4,600           5,841
         3.625%, 04/15/28 (D) (J)                        12,969          15,798
         2.375%, 01/15/25 to 01/15/27 (D) (J)            28,617          28,875
         2.000%, 01/15/26 (D)                               672             641
   U.S. Treasury Bonds TIPS (D)
         3.375%, 01/15/12                                   364             382
         2.500%, 07/15/16 (J)                            17,679          18,008
         2.375%, 04/15/11 (J)                            27,890          28,071
         2.000%, 07/15/14 (J)                            15,294          15,088
         1.875%, 07/15/15 (J)                            17,692          17,223
         0.875%, 04/15/10                                    88              85
   U.S. Treasury Notes
         5.125%, 05/15/16 (J)                            34,934          36,400
         5.000%, 07/31/08                                   600             604
         4.875%, 10/31/08 to 02/15/12 (J)                85,486          87,958
         4.875%, 06/30/12                                 1,022           1,051
         4.750%, 01/31/12 to 02/15/37 (J)                61,397          62,364
         4.625%, 11/15/09 to 07/31/12 (J)                 7,000           7,096
         4.625%, 12/31/11                                    10              10
         4.500%, 11/15/10 to 09/30/11 (J)                28,435          28,823
         4.500%, 05/15/17                                 1,806           1,796
         4.250%, 11/15/14 (J)                            19,057          18,874
         4.250%, 08/15/15                                 1,313           1,294
         4.125%, 08/31/12 (J)                            17,313          17,248
         4.000%, 04/15/10 (J)                            14,750          14,751
         3.875%, 09/15/10 (J)                            14,910          14,852
         3.750%, 05/15/08 (J)                             1,070           1,067
         3.625%, 07/15/09 (J)                            19,470          19,359
         3.625%, 05/15/13                                   554             537
         3.500%, 02/15/10 (J)                             3,310           3,272
         3.500%, 11/15/09                                24,934          24,692
   U.S. Treasury STRIPS (A) (J)
         5.573%, 11/15/21                                43,310          21,444
         3.938%, 08/15/19                                19,165          10,762
                                                                  --------------

Total U.S. Treasury Obligations
   (Cost $686,778) ($ Thousands)                                        701,530
                                                                  --------------


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         177

SCHEDULE OF INVESTMENTS

September 30, 2007

-------------------------------------------------------------------------------
                                     Face Amount ($ Thousands)/    Market Value
Description                 Notional Amount ($ Thousands)/Shares   ($ Thousands)
-------------------------------------------------------------------------------
FOREIGN BONDS -- 0.2%
   Canadian Government
         4.000%, 12/01/31                  $                797   $       1,092
   Deutsche Bundesrepublik
         3.750%, 01/04/15                                 6,320           8,703
   ICICI Bank Ltd.
         6.375%, 04/30/22                                   960             900
                                                                  --------------
Total Foreign Bonds
   (Cost $9,885) ($ Thousands)                                           10,695
                                                                  --------------
PURCHASED SWAPTIONS -- 0.1%
   U.S. Swaption Call, Barclays                          77,393             719
   U.S. Swaption Call, Barclays                          10,037             465
   U.S. Swaption Call, Merrill Lynch                     66,431             680
   U.S. Swaption Call, Merrill Lynch                      8,765             460
   U.S. Swaption Put, Barclays                           63,417             516
   U.S. Swaption Put, Barclays                            8,138             338
                                                                  --------------
Total Purchased Swaptions
   (Cost $2,255) ($ Thousands)                                            3,178
                                                                  --------------
CASH EQUIVALENTS** -- 18.1%
   Evergreen Select Money Market                        303,032             303
      Fund, Institutional Class, 5.290%

   SEI Daily Income Trust, Prime                    107,330,050         107,330
      Obligation Fund, Cl A, 5.350%++
   SEI Liquidity Fund LP, 5.367%++ (K)              728,237,206         728,237
                                                                  --------------
Total Cash Equivalents
   (Cost $835,870) ($ Thousands)                                        835,870
                                                                  --------------
COMMERCIAL PAPER (A) -- 0.7%

FINANCIALS -- 0.7%
   BNP Paribas
         5.555%, 10/11/07                                 4,150           4,143
   Societe Generale
         5.565%, 10/09/07                                18,065          18,043
   UBS Finance
         5.475%, 10/11/07                                10,445          10,429
                                                                  --------------
Total Commercial Paper
   (Cost $32,615) ($ Thousands)                                          32,615
                                                                  --------------
CERTIFICATES OF DEPOSIT (F) (K) -- 0.1%
   JPMorgan Chase
         8.750%, 11/28/07                                 2,152           2,089
         7.590%, 12/28/07                                 1,960           1,832
                                                                  --------------
Total Certificates of Deposit
   (Cost $4,014) ($ Thousands)                                            3,921
                                                                  --------------

-------------------------------------------------------------------------------
                                     Face Amount ($ Thousands)/    Market Value
Description              Notional Amount ($ Thousands)/Contracts   ($ Thousands)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (N) -- 6.7%
   Deutsche Bank Repo,
      4.80%, dated 09/28/07, to be
      repurchased on 10/01/07, repurchase
      price $286,629,606 (collateralizd
      by a U.S. Government Obligation,
      par value $294,340,000, 4.40%,
      11/21/07; with total market value
      $292,245,300)                        $            286,515   $     286,515
   Lehman Brothers Repo,
      4.75%, dated 09/28/07, to be
      repurchased on 10/01/07, repurchase
      price $22,994,098 (collateralizd
      by a U.S. Government Obligation,
      par value $22,465,000, 6.625%,
      09/15/09; with total market value
      $23,444,699)                                       22,985          22,985
                                                                  --------------
Total Repurchase Agreements
   (Cost $309,500) ($ Thousands)                                        309,500
                                                                  --------------
Total Investments -- 137.5%
   (Cost $6,350,399) ($ Thousands)                                $   6,344,505
                                                                  ==============
WRITTEN SWAPTIONS -- (0.1)%
   U.S. Swaption Call, Barclays                         (38,000)         (1,090)
   U.S. Swaption Call, Merrill Lynch                    (33,000)         (1,021)
   U.S. Swaption Put, Barclays                          (31,000)           (794)
                                                                  --------------
Total Written Swaptions
      (Premiums Received $(2,255)) ($ Thousands)                         (2,905)
                                                                  --------------

WRITTEN OPTIONS -- (0.0)%
   December 2007 U.S. Ten Year
      Treasury Call, Expires 11/20/07,
      Strike $110.00                                       (345)           (226)
   December 2007 U.S. Ten Year
      Treasury Put, Expires 11/20/07,
      Strike $105.00                                        (29)             (2)
   March 2008 90 Day Euro Call,
      Expires 03/17/08, Strike $95.50                      (309)           (195)
   March 2008 90 Day Euro Call,
      Expires 03/17/08, Strike $95.75                      (188)            (78)
   March 2008 90 Day Euro Call,
      Expires 03/17/08, Strike $95.37                      (162)           (127)
   March 2008 90 Day Euro Put,
      Expires 03/17/08, Strike $95.37                      (186)            (98)
   March 2008 Edu8 Put,
      Expires 03/20/08,
      Strike Price $95.50                                  (337)           (230)
   March 2008 Tyh8 Put, U.S. Ten
      Year Treasury Note Futures,
      Expires 02/22/08,
      Strike Price $107.00                                 (240)           (206)


--------------------------------------------------------------------------------
178         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                  Market Value
Description                                            Contracts  ($ Thousands)
--------------------------------------------------------------------------------
   November 2007 Tyz8 Call, U.S. Ten
      Year Treasury Note Futures,
      Expires 11/20/07, Strike $112.00                     (290)  $         (59)
                                                                  --------------
Total Written Options
   (Premiums Received $(1,344)) ($ Thousands)                            (1,221)
                                                                  --------------

A summary of the open futures contracts held by the Fund at September 30, 2007, is as follows (see Note 2 in Notes to Financial Statements):

--------------------------------------------------------------------------------
                                                                     UNREALIZED
                                        NUMBER OF                  APPRECIATION
TYPE OF                                 CONTRACTS   EXPIRATION   (DEPRECIATION)
CONTRACT                             LONG (SHORT)         DATE    ($ THOUSANDS)
--------------------------------------------------------------------------------
90-Day Euro$                                2,251     Mar-2008         $  2,048
90-Day Euro$                                   50     Mar-2009              112
90-Day Euro$                                   45     Mar-2010               71
90-Day Euro$                                   (5)    Mar-2011               (5)
90-Day Euro$                                  764     Jun-2008            1,280
90-Day Euro$                                  345     Jun-2009              333
90-Day Euro$                                 (270)    Jun-2010              (78)
90-Day Euro$                                   (5)    Jun-2011               (4)
90-Day Euro$                                  (16)    Sep-2008              (28)
90-Day Euro$                                  345     Sep-2009              271
90-Day Euro$                                    3     Sep-2010                2
90-Day Euro$                                   78     Dec-2007               30
90-Day Euro$                                 (354)    Dec-2008             (460)
90-Day Euro$                                   50     Dec-2009               85
90-Day Euro$                                   11     Dec-2010                4
3-Month GBP                                   194     Mar-2008              159
10-Year Swap                                   42     Dec-2007               15
Eurx Euro-Bond                                406     Dec-2007             (271)
U.S. 5-Year Note                            1,689     Dec-2007            1,381
U.S. 2-Year Note                              476     Dec-2007              421
U.S. 10-Year Note                          (2,363)    Dec-2007             (231)
U.S. Long Treasury Bond                       774     Dec-2007             (567)
                                                                       ---------
                                                                       $  4,568
                                                                       =========

A summary of the outstanding forward foreign currency contracts held by the Fund at September 30, 2007, is as follows (see Note 2 in Notes to Financial Statements):

--------------------------------------------------------------------------------
                                                                      UNREALIZED
                                 CURRENCY       CURRENCY            APPRECIATION
MATURITY                        TO DELIVER     TO RECEIVE         (DEPRECIATION)
DATE                           (THOUSANDS)     (THOUSANDS)         ($ THOUSANDS)
--------------------------------------------------------------------------------
11/7/07                  EUR        20,545   USD     28,809            $   (433)
11/7/07                  USD        16,633   JPY  1,981,542                 679
                                                                       ---------
                                                                       $    246
                                                                       =========

A summary of oustanding swap agreements held by the Fund at September 30, 2007, is as follows (see Note 2 in Notes to Financial Statements):

--------------------------------------------------------------------------------------------------
                                          TOTAL RETURN SWAPS
--------------------------------------------------------------------------------------------------
                                                                                     NET UNREALIZED
                                                                         NOTIONAL      APPRECIATION
                                                       EXPIRATION          AMOUNT    (DEPRECIATION)
DESCRIPTION                                                  DATE   ($ THOUSANDS)     ($ THOUSANDS)
--------------------------------------------------------------------------------------------------
The Fund receives payment on the monthly reset
   spread from Bank of America--CMBS AAA
   10 YR Index plus 30 basis points times the
   notional amount. The Fund receives payment
   if the return on the spread appreciates over the
   payment period and pays if the return on the
   spread depreciates over the payment period.
   (Counterparty: Bank of America)                       01/31/08   $      10,000   $           35

The Fund receives payment on the monthly reset
   spread from Bank of America--CMBS AAA 10
   YR Index plus 5 basis points times the notional
   amount. The Fund receives payment if the
   return on the spread appreciates over the pay-
   ment period and pays if the return on the spread
   depreciates over the payment period.
   (Counterparty: Bank of America)                       01/31/08          10,000               35

--------------------------------------------------------------------------------------------------
                                                                                    NET UNREALIZED
                                                                         NOTIONAL     APPRECIATION
                                                       EXPIRATION          AMOUNT   (DEPRECIATION)
DESCRIPTION                                                  DATE   ($ THOUSANDS)    ($ THOUSANDS)
--------------------------------------------------------------------------------------------------
The Fund receives payment on the monthly reset
   spread from Bank of America--CMBS AAA
   10 YR Index plus 20 basis points times the
   notional amount. The Fund receives payment
   if the return on the spread appreciates over the
   payment period and pays if the return on the
   spread depreciates over the payment period.
   (Counterparty: Bank of America)                       10/02/07   $      10,000   $           34

The Fund receives payment on the monthly reset
   spread from Bank of America--CMBS A Index
   plus 20 basis points times the notional amount.
   The Fund receives payment if the return on
   the spread appreciates over the payment
   period and pays if the return on the spread
   depreciates over the payment period.
   (Counterparty: Bank of America)                       01/31/08          21,000             (157)

The Fund delivers payment on the monthly reset
   spread from Lehman Brothers--CMBS AAA 10
   YR 8.5 Index plus 7.5 basis points times the
   notional amount. The Fund receives payment if
   the return on the spread appreciates over the
   payment period and pays if the return on the
   spread depreciates over the payment period.
   (Counterparty: Wachovia)                              12/01/07          30,000              184

The Fund delivers payment on the monthly reset
   spread from Lehman Brothers--CMBS AAA 8.5
   Index plus 12 basis points times the notional
   amount. The Fund receives payment if the
   return on the spread appreciates over the
   payment period and pays if the return on the
   spread depreciates over the payment period.
   (Counterparty: Merrill Lynch)                         10/02/07          30,000              122

The Fund delivers payment on the monthly reset
   spread from Lehman Brothers--CMBS AAA
   8.5 Index plus 17.5 basis points times the
   notional amount. The Fund receives payment if
   the return on the spread appreciates over the
   payment period and pays if the return on the
   spread depreciates over the payment period.
   (Counterparty: Wachovia)                              11/01/07          30,000              185
                                                                                    ---------------
                                                                                    $          438
                                                                                    ===============

--------------------------------------------------------------------------------------------------
                                          CREDIT DEFAULT SWAPS
--------------------------------------------------------------------------------------------------
                                                                                    NET UNREALIZED
                                                                         NOTIONAL     APPRECIATION
                                                       EXPIRATION          AMOUNT   (DEPRECIATION)
DESCRIPTION                                                  DATE   ($ THOUSANDS)    ($ THOUSANDS)
--------------------------------------------------------------------------------------------------
Fund receives a monthly payment of 0.053%
   (0.64% per annum) times notional amount of
   ABX.HE.A 07-1 Index. Upon a defined credit
   event the Fund pays the notional amount and
   takes receipt of the deliverable obligation.
   (Counterparty: Merrill Lynch)                         08/25/37   $      (1,500)  $         (660)

Fund receives a monthly payment of 0.324%
   (3.890% per annum) times notional amount of
   ABX.HE.BBB 07-1 Index. Upon a defined credit
   event the Fund pays the notional amount and
   takes receipt of the deliverable obligation.
   (Counterparty: Citigroup)                             08/25/37          (3,721)          (1,115)

Fund delivers a monthly payment of 0.110%
   (1.3340% per annum) times notional amount of
   ABX.HE.BBB 06-2 Index. Upon a defined credit
   event the Fund pays the notional amount and
   takes receipt of the deliverable obligation.
   (Counterparty: Lehman Brothers)                       05/25/46           2,444            1,067

Fund delivers a monthly payment of 0.110%
   (1.3340% per annum) times notional amount of
   ABX.HE.BBB 06-2 Index. Upon a defined credit
   event the Fund pays the notional amount and
   takes receipt of the deliverable obligation.
   (Counterparty: Lehman Brothers)                       05/25/46           3,135            1,293

Fund receives a monthly payment of 0.324%
   (3.890% per annum) times notional amount of
   ABX.HE.BBB 07-1 Index. Upon a defined credit
   event the Fund pays the notional amount and
   takes receipt of the deliverable obligation.
   (Counterparty: Citigroup)                             08/25/37              (2)              --


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         179

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Conrtinued)

September 30, 2007

--------------------------------------------------------------------------------------------------
                                                                                    NET UNREALIZED
                                                                         NOTIONAL     APPRECIATION
                                                       EXPIRATION          AMOUNT   (DEPRECIATION)
DESCRIPTION                                                  DATE   ($ THOUSANDS)    ($ THOUSANDS)
--------------------------------------------------------------------------------------------------
Fund receives a monthly payment of 0.420%
   (4.167% per annum) times notional amount of
   ABX.HE.BBB 07-2 Index. Upon a defined credit
   event the Fund pays the notional amount and
   takes receipt of the deliverable obligation.
   (Counterparty: Lehman Brothers)                       08/25/37   $      (4,167)  $       (1,249)

Fund receives a monthly payment of 0.417%
   (5.00% per annum) times notional amount of
   ABX.HE.BBB 07-2 Index. Upon a defined credit
   event the Fund pays the notional amount and
   takes receipt of the deliverable obligation.
   (Counterparty: Citigroup)                             01/25/38          (1,750)             (73)

Fund receives a monthly payment of 0.0125%
   (0.150% per annum) times notional amount of
   ABX.HE.AA 07-2 Index. Upon a defined credit
   event the Fund pays the notional amount and
   takes receipt of the deliverable obligation.
   (Counterparty: Citigroup)                             01/25/38          (3,560)              (6)

Fund receives a monthly payment of 0.16%
   (1.92% per annum) times notional amount of
   ABX.HE.AA 07-1 Index. Upon a defined credit
   event the Fund pays the notional amount and
   takes receipt of the deliverable obligation.
   (Counterparty: Citigroup)                             08/25/37          (1,435)             (51)

Fund receives a monthly payment of 0.417%
   (5.000% per annum) times notional amount of
   ABX.HE.BBB 07-2 Index. Upon a defined credit
   event the Fund pays the notional amount and
   takes receipt of the deliverable obligation.
   (Counterparty: Lehman Brothers)                       01/25/38          (7,000)            (336)

Fund receives a monthly payment of 0.16%
   (1.920% per annum) times notional amount of
   ABX.HE.AA 07-2 Index. Upon a defined credit
   event the Fund pays the notional amount and
   takes receipt of the deliverable obligation.
   (Counterparty: Citigroup)                             01/25/38            (140)              (7)

Fund receives a monthly payment of 0.063%
   (0.76% per annum) times notional amount of
   ABX.HE.AA 07-1 Index. Upon a defined credit
   event the Fund pays the notional amount and
   takes receipt of the deliverable obligation.
   (Counterparty: Citigroup)                             01/25/38            (140)              (4)

Fund receives a monthly payment of 0.063%
   (0.760% per annum) times notional amount of
   ABX.HE.AAA 07-2 Index. Upon a defined credit
   event the Fund pays the notional amount and
   takes receipt of the deliverable obligation.
   (Counterparty: Lehman Brothers)                       01/25/38            (850)              (8)

Fund receives a monthly payment of 0.063%
   (0.76% per annum) times notional amount of
   ABX.HE.AAA 07-2 Index. Upon a defined credit
   event the Fund pays the notional amount and
   takes receipt of the deliverable obligation.
   (Counterparty: Citigroup)                             01/25/38          (3,455)             118

Fund receives a monthly payment of 0.037%
   (0.440% per annum) times notional amount of
   ABX.HE.A 06-2 Index. Upon a defined credit
   event the Fund pays the notional amount and
   takes receipt of the deliverable obligation.
   (Counterparty: Citigroup)                             01/25/38          (1,010)             (11)

Fund receives a monthly payment of 0.053%
   (0.64% per annum) times notional amount of
   ABX.HE.A 07-1 Index. Upon a defined credit
   event the Fund pays the notional amount and
   takes receipt of the deliverable obligation.
   (Counterparty: JPMorgan Chase)                        08/25/37          (3,000)          (1,296)

Fund receives a monthly payment of 0.053%
   (0.64% per annum) times notional amount of
   ABX.HE.A 07-1 Index. Upon a defined credit
   event the Fund pays the notional amount and
   takes receipt of the deliverable obligation.
   (Counterparty: Merrill Lynch)                         08/25/37            (800)            (333)

Fund receives a monthly payment of 0.037%
   (0.440% per annum) times notional amount of
   ABX.HE.A 06-2 Index. Upon a defined credit
   event the Fund pays the notional amount and
   takes receipt of the deliverable obligation.
   (Counterparty: Merrill Lynch)                         05/25/46          (7,800)          (2,060)

--------------------------------------------------------------------------------------------------
                                                                                    NET UNREALIZED
                                                                         NOTIONAL     APPRECIATION
                                                       EXPIRATION          AMOUNT   (DEPRECIATION)
DESCRIPTION                                                  DATE   ($ THOUSANDS)    ($ THOUSANDS)
--------------------------------------------------------------------------------------------------
Fund receives a monthly payment of 0.0142%
   (0.170% per annum) times notional amount of
   ABX.HE.AA 06-2 Index. Upon a defined credit
   event the Fund pays the notional amount and
   takes receipt of the deliverable obligation.
   (Counterparty: Wachovia)                              05/25/46   $      (2,570)  $          321

Fund receives a monthly payment of 0.0142%
   (0.170% per annum) times notional amount of
   ABX.HE.AA 06-2 Index. Upon a defined credit
   event the Fund pays the notional amount and
   takes receipt of the deliverable obligation.
   (Counterparty: Merrill Lynch)                         05/25/46          (3,200)             292

Fund receives a monthly payment of 0.0142%
   (0.170% per annum) times notional amount of
   ABX.HE.AA 06-2 Index. Upon a defined credit
   event the Fund pays the notional amount and
   takes receipt of the deliverable obligation.
   (Counterparty: Merrill Lynch)                         05/25/46          (3,200)             284

Fund receives a monthly payment of 0.0142%
   (0.170% per annum) times notional amount of
   ABX.HE.AA 06-2 Index. Upon a defined credit
   event the Fund pays the notional amount and
   takes receipt of the deliverable obligation.
   (Counterparty: Bank of America)                       05/25/46          (7,500)             534

Fund receives a monthly payment of 0.0125%
   (0.150% per annum) times notional amount of
   ABX.HE.AA 07-1 Index. Upon a defined credit
   event the Fund pays the notional amount and
   takes receipt of the deliverable obligation.
   (Counterparty: Bank of America)                       08/25/37          (3,500)              57

Fund receives a monthly payment of 0.053%
   (0.640% per annum) times notional amount of
   ABX.HE.A 07-1 Index. Upon a defined credit
   event the Fund pays the notional amount and
   takes receipt of the deliverable obligation.
   (Counterparty: Merrill Lynch)                         08/25/37         (13,500)          (5,472)

Fund receives a monthly payment of 0.053%
   (0.640% per annum) times notional amount of
   ABX.HE.A 07-1 Index. Upon a defined credit
   event the Fund pays the notional amount and
   takes receipt of the deliverable obligation.
   (Counterparty: Barclays)                              07/25/45          (4,150)          (1,292)

Fund receives a monthly payment of 0.053%
   (0.640% per annum) times notional amount of
   ABX.HE.A 07-1 Index. Upon a defined credit
   event the Fund pays the notional amount and
   takes receipt of the deliverable obligation.
   (Counterparty: Merrill Lynch)                         08/25/37          (4,000)          (1,243)

Fund receives a monthly payment of 0.0125%
   (0.150% per annum) times notional amount of
   ABX.HE.AA 07-1 Index. Upon a defined credit
   event the Fund pays the notional amount and
   takes receipt of the deliverable obligation.
   (Counterparty: JPMorgan Chase)                        08/25/37         (25,700)            (678)

Fund receives a monthly payment of 0.0125%
   (0.150% per annum) times notional amount of
   ABX.HE.AA 07-1 Index. Upon a defined credit
   event the Fund pays the notional amount and
   takes receipt of the deliverable obligation.
   (Counterparty: JPMorgan Chase)                        08/25/37         (13,100)            (182)

Fund receives a monthly payment of 0.0142%
   (0.170% per annum) times notional amount of
   ABX.HE.AA 06-2 Index. Upon a defined credit
   event the Fund pays the notional amount and
   takes receipt of the deliverable obligation.
   (Counterparty: Wachovia)                              05/25/46          (1,300)             136

Fund receives a monthly payment of 0.045%
   (0.540% per annum) times notional amount of
   ABX.HE.A 06-1 Index. Upon a defined credit
   event the Fund pays the notional amount and
   takes receipt of the deliverable obligation.
   (Counterparty: Deutsche Bank)                         07/25/45          (2,100)            (216)

Fund pays a quarterly payment of 0.1113%
   (0.445% per annum) times notional amount of
   Darden Restauants, Inc., 7.125%, 02/01/16.
   Upon a defined credit event the Fund receives
   the notional amount and delivers of the defined
   obligation. (Counterparty: Bank of America)           12/20/11           2,250               (9)


--------------------------------------------------------------------------------
180         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------------------------
                                                                                    NET UNREALIZED
                                                                         NOTIONAL     APPRECIATION
                                                       EXPIRATION          AMOUNT   (DEPRECIATION)
DESCRIPTION                                                  DATE   ($ THOUSANDS)    ($ THOUSANDS)
--------------------------------------------------------------------------------------------------
Fund pays a quarterly payment of 0.115% (0.460%
   per annum) times notional amount of Autozone,
   Inc., 5.875%, 10/15/12. Upon a defined credit
   event the Fund receives the notional amount
   and delivers of the defined obligation.
   (Counterparty: JPMorgan Chase)                        12/20/11   $       2,125   $          (17)

Fund pays a quarterly payment of 0.1063%
   (0.425% per annum) times notional amount of
   Eastman Chemical, inc., 7.600%, 02/01/27.
   Upon a defined credit event the Fund receives
   the notional amount and delivers of the defined
   obligation. (Counterparty: Bank of America)           12/20/11           2,250              (14)

Fund pays a quarterly payment of 0.055% (0.220%
   per annum) times notional amount of Nucor
   Corp., 4.875%, 12/01/12. Upon a defined credit
   event the Fund receives the notional amount
   and delivers of the defined obligation.
   (Counterparty: JPMorgan Chase)                        12/20/11           2,125               (5)

Fund pays a quarterly payment of 0.2950%
   (1.180% per annum) times notional amount of
   Gap, Inc., 8.800%, 12/15/08. Upon a defined
   credit event the Fund receives the notional
   amount and delivers of the defined obligation.
   (Counterparty: Bank of America)                       12/20/11           2,125              (36)

Fund pays a quarterly payment of 0.1188%
   (0.475% per annum) times notional amount of
   Meadwestavaco Corp., 6.850%, 04/01/12.
   Upon a defined credit event the Fund receives
   the notional amount and delivers of the defined
   obligation. (Counterparty: Bank of America)           12/20/11           2,250                4

Fund pays a quarterly payment of 0.055% (0.220%
   per annum) times notional amount of Nucor
   Corp., 4.875%, 12/01/12. Upon a defined credit
   event the Fund receives the notional amount
   and delivers of the defined obligation.
   (Counterparty: Bank of America)                       12/20/11           2,125               (5)

Fund pays a quarterly payment of 0.0475% (0.190%
   per annum) times notional amount of TJX
   Companies, 7.450%, 12/15/09. Upon a defined
   credit event the Fund receives the notional
   amount and delivers of the defined obligation.
   (Counterparty: Bank of America)                       12/20/11           2,250               --

Fund pays a quarterly payment of 0.1125%
   (0.450% per annum) times notional amount of
   Weyerhaeuser Company, 6.750%, 03/15/12.
   Upon a defined credit event the Fund receives
   the notional amount and delivers of the defined
   obligation. (Counterparty: Bank of America)           12/20/11           2,125                6

Fund pays a quarterly payment of 0.085% (0.340%
   per annum) times notional amount of Agrium,
   Inc., 8.250%, 02/15/11. Upon a defined credit
   event the Fund receives the notional amount
   and delivers of the defined obligation.
   (Counterparty: JPMorgan Chase)                        12/20/11           2,250              (14)

Fund pays a quarterly payment of 0.1375%
   (0.550% per annum) times notional amount of
   Black & Decker Corp., 7.125%, 06/01/11. Upon
   a defined credit event the Fund receives the
   notional amount and delivers of the defined
   obligation. (Counterparty: JPMorgan Chase)            12/20/11           2,125              (19)

Fund pays a quarterly payment of 0.295% (1.180%
   per annum) times notional amount of Gap, Inc.,
   8.800%, 12/15/08. Upon a defined credit event
   the Fund receives the notional amount and
   delivers of the defined obligation.
   (Counterparty: JPMorgan Chase)                        12/20/11           2,250              (34)

Fund pays a quarterly payment of 0.0975%
   (0.390% per annum) times notional amount of
   Hasbro, inc., 2.750%, 12/01/21. Upon a defined
   credit event the Fund receives the notional
   amount and delivers of the defined obligation.
   (Counterparty: JPMorgan Chase)                        12/20/11           2,250               16

Fund pays a quarterly payment of 0.1375%
   (0.550% per annum) times notional amount of
   Black & Decker Corp., 7.125%, 06/01/11. Upon
   a defined credit event the Fund receives the
   notional amount and delivers of the defined
   obligation. (Counterparty: Bank of America)           12/20/11           2,125              (19)

--------------------------------------------------------------------------------------------------
                                                                                    NET UNREALIZED
                                                                         NOTIONAL     APPRECIATION
                                                       EXPIRATION          AMOUNT   (DEPRECIATION)
DESCRIPTION                                                  DATE   ($ THOUSANDS)    ($ THOUSANDS)
--------------------------------------------------------------------------------------------------
Fund pays a quarterly payment of 0.1188%
   (0.475% per annum) times notional amount of
   The Limited, Inc., 6.125%, 12/01/12. Upon a
   defined credit event the Fund receives the
   notional amount and delivers of the defined
   obligation. (Counterparty: Bank of America)           12/20/11   $       2,250   $           18

Fund pays a quarterly payment of 0.1925%
   (0.770% per annum) times notional amount of
   Jones Apparel Group, 5.125%, 11/15/14. Upon a
   defined credit event the Fund receives the
   notional amount and delivers of the defined
   obligation. (Counterparty: JPMorgan Chase)            12/20/11           2,250               46

Fund pays a quarterly payment of 0675% (0.270%
   per annum) times notional amount of Southwest
   Airlines Co., 6.500%, 03/01/12. Upon a defined
   credit event the Fund receives the notional
   amount and delivers of the defined obligation.
   (Counterparty: JPMorgan Chase)                        12/20/11           2,250                3

Fund pays a quarterly payment of 0.1125% (0.450%
   per annum) times notional amount of Lubrizol
   Corp., 7.250%, 06/15/35. Upon a defined credit
   event the Fund receives the notional amount
   and delivers of the defined obligation.
   (Counterparty: JPMorgan Chase)                        12/20/11           2,125              (13)

Fund pays a quarterly payment of 0.050% (0.200%
   per annum) times notional amount of PPG
   Industries, Inc., 7.050%, 08/15/09. Upon a
   defined credit event the Fund receives the
   notional amount and delivers of the defined
   obligation. (Counterparty: JPMorgan Chase)            12/20/11           2,250               (1)

Fund pays a quarterly payment of 0.0845% (0.338%
   per annum) times notional amount of Whirlpool
   Corp., 7.750%, 07/15/16. Upon a defined credit
   event the Fund receives the notional amount
   and delivers of the defined obligation.
   (Counterparty: JPMorgan Chase)                        12/20/11           2,250               (3)

Fund pays a quarterly payment of 0.0325%
   (0.130% per annum) times notional amount of
   Lowe's Companies, Inc., 8.250%, 06/01/10.
   Upon a defined credit event the Fund receives
   the notional amount and delivers of the defined
   obligation. (Counterparty: Merrill Lynch)             12/20/11           2,250                7

Fund pays a quarterly payment of 0.0675% (0.270%
   per annum) times notional amount of Southwest
   Airlines Co., 6.500%, 03/01/12. Upon a defined
   credit event the Fund receives the notional
   amount and delivers of the defined obligation.
   (Counterparty: Merrill Lynch)                         12/20/11           2,125                3

Fund pays a quarterly payment of 0.1125% (0.450%
   per annum) times notional amount of Lubrizol
   Corp., 7.250%, 06/15/35. Upon a defined credit
   event the Fund receives the notional amount
   and delivers of the defined obligation.
   (Counterparty: Merrill Lynch)                         12/20/11           2,125              (13)

Fund pays a quarterly payment of 0.225% (0.900%
   per annum) times notional amount of MDC
   Holdings, Inc., 5.500%, 05/15/13. Upon a
   defined credit event the Fund receives the
   notional amount and delivers of the defined
   obligation. (Counterparty: Merrill Lynch)             12/20/11           2,250               22

Fund pays a quarterly payment of 0.1725%
   (0.690% per annum) times notional amount of
   Donnelley (R.R.) & Sons, 4.950%, 04/01/14.
   Upon a defined credit event the Fund receives
   the notional amount and delivers of the defined
   obligation. (Counterparty: Merrill Lynch)             12/20/11           2,250              (30)

Fund pays a quarterly payment of 0.035% (0.140%
   per annum) times notional amount of Pitney
   Bowes, Inc., 4.625%, 10/01/12. Upon a defined
   credit event the Fund receives the notional
   amount and delivers of the defined obligation.
   (Counterparty: Bank of America)                       12/20/11           4,500               (3)

Fund pays a quarterly payment of 0.110% (0.440%
   per annum) times notional amount of Autozone,
   Inc., 5.875%, 10/15/12. Upon a defined credit
   event the Fund receives the notional amount
   and delivers of the defined obligation.
   (Counterparty: Bank of America)                       12/20/11           2,125              (15)


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         181

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------------------------
                                                                                    NET UNREALIZED
                                                                         NOTIONAL     APPRECIATION
                                                       EXPIRATION          AMOUNT   (DEPRECIATION)
DESCRIPTION                                                  DATE   ($ THOUSANDS)   ($ THOUSANDS)
--------------------------------------------------------------------------------------------------
Fund pays a quarterly payment of 0.1825% (0.730%
   per annum) times notional amount of Masco
   Corp., 5.875%, 07/15/12. Upon a defined credit
   event the Fund receives the notional amount
   and delivers of the defined obligation.
   (Counterparty: Bank of America)                       12/20/13   $       2,250   $           14

Fund pays a quarterly payment of 0.0625%
   (0.260% per annum) times notional amount of
   Dow Chemical, Inc., 6.000%, 10/01/12. Upon a
   defined credit event the Fund receives the
   notional amount and delivers of the defined
   obligation. (Counterparty: JPMorgan Chase)            12/20/13           2,125                8

Fund pays a quarterly payment of 0.0875%
   (0.350% per annum) times notional amount of
   MGIC Investment Corp., 6.000%, 03/15/07.
   Upon a defined credit event the Fund receives
   the notional amount and delivers of the defined
   obligation. (Counterparty: Bank of America)           12/20/13           2,125              121

Fund pays a quarterly payment of 0.0875% (0.350%
   per annum) times notional amount of PMI
   Group, Inc., 6.000%, 09/15/16. Upon a defined
   credit event the Fund receives the notional
   amount and delivers of the defined obligation.
   (Counterparty: Bank of America)                       12/20/13           2,125               94

Fund pays a quarterly payment of 0.0975% (0.390%
   per annum) times notional amount of Radian
   Group, Inc., 7.750%, 06/01/11. Upon a defined
   credit event the Fund receives the notional
   amount and delivers of the defined obligation.
   (Counterparty: Bank of America)                       12/20/13           2,125              303

Fund pays a quarterly payment of 0.070% (0.280%
   per annum) times notional amount of Nordstrom,
   Inc., 6.950%, 03/15/28. Upon a defined credit
   event the Fund receives the notional amount
   and delivers of the defined obligation.
   (Counterparty: JPMorgan Chase)                        12/20/13           2,125               --

Fund pays a quarterly payment of 0.0875%
   (0.350% per annum) times notional amount of
   MGIC Investment Corp., 6.000%, 03/15/07.
   Upon a defined credit event the Fund receives
   the notional amount and delivers of the defined
   obligation. (Counterparty: JPMorgan Chase)            12/20/13           2,125               94

Fund pays a quarterly payment of 0.0875% (0.350%
   per annum) times notional amount of PMI
   Group, Inc., 6.000%, 09/15/16. Upon a defined
   credit event the Fund receives the notional
   amount and delivers of the defined obligation.
   (Counterparty: JPMorgan Chase)                        12/20/13           2,125              121

Fund pays a quarterly payment of 0.0975% (0.390%
   per annum) times notional amount of Radian
   Group, Inc., 7.750%, 06/01/11. Upon a defined
   credit event the Fund receives the notional
   amount and delivers of the defined obligation.
   (Counterparty: JPMorgan Chase)                        12/20/13           2,250               (4)

Fund pays a quarterly payment of 0.070% (0.280%
   per annum) times notional amount of Nordstrom,
   Inc., 6.950%, 03/15/28. Upon a defined credit
   event the Fund receives the notional amount
   and delivers of the defined obligation.
   (Counterparty: Merrill Lynch)                         12/20/13           2,125               --

Fund pays a quarterly payment of 0.0975%
   (0.390% per annum) times notional amount of
   Johnson Controls, inc., 7.125%, 07/15/17. Upon
   a defined credit event the Fund receives the
   notional amount and delivers of the defined
   obligation. (Counterparty: Bank of America)           12/20/13           2,125              (14)

Fund pays a quarterly payment of 0.0875% (0.350%
   per annum) times notional amount of Alcan,
   Inc., 4.875%, 09/15/12. Upon a defined credit
   event the Fund receives the notional amount
   and delivers of the defined obligation.
   (Counterparty: Bank of America)                       12/20/13           2,125              (10)

Fund pays a quarterly payment of 0.0925% (0.370%
   per annum) times notional amount of Johnson
   Controls, Inc., 7.125%, 07/15/17. Upon a
   defined credit event the Fund receives the
   notional amount and delivers of the defined
   obligation. (Counterparty: Bank of America)           12/20/13           2,125              (12)

--------------------------------------------------------------------------------------------------
                                                                                    NET UNREALIZED
                                                                         NOTIONAL     APPRECIATION
                                                       EXPIRATION          AMOUNT   (DEPRECIATION)
DESCRIPTION                                                  DATE   ($ THOUSANDS)    ($ THOUSANDS)
--------------------------------------------------------------------------------------------------
Fund pays a quarterly payment of 0.0625%
   (0.250% per annum) times notional amount of
   Dow Chemical, Inc., 6.000%, 10/01/12. Upon a
   defined credit event the Fund receives the
   notional amount and delivers of the defined
   obligation. (Counterparty: Merrill Lynch)             12/20/13   $       2,125   $            9

Fund pays a quarterly payment of 0.0538% (0.215%
   per annum) times notional amount of Carnival
   Corp., 6.650%, 01/15/28. Upon a defined credit
   event the Fund receives the notional amount
   and delivers of the defined obligation.
   (Counterparty: JPMorgan Chase)                        06/20/12           1,600                9

Fund pays a quarterly payment of 0.500% (0.200%
   per annum) times notional amount of Campbell
   Soup Co., 4.875%, 10/01/13. Upon a defined
   credit event the Fund receives the notional
   amount and delivers of the defined obligation.
   (Counterparty: Bank of America)                       06/20/14           2,775                5

Fund receives a quarterly payment of 0.110%
   (0.440% per annum) times notional amount of
   Dow Chemical, Inc., 6.000%, 10/01/12. Upon a
   defined credit event the Fund delivers the
   notional amount and takes receipt of the defined
   obligation. (Counterparty: Merrill Lynch)             12/20/11         (4,250)               38

Fund pays a quarterly payment of 0.1125%
   (0.450% per annum) times notional amount of
   Weyerhaeuser Company, 6.750%, 03/15/12.
   Upon a defined credit event the Fund receives
   the notional amount and delivers of the defined
   obligation. (Counterparty: Merrill Lynch)             03/20/12           2,125                9

Fund pays a quarterly payment of 0.080% (0.320%
   per annum) times notional amount of Alcan,
   Inc., 4.875%, 09/15/12. Upon a defined credit
   event the Fund receives the notional amount
   and delivers of the defined obligation.
   (Counterparty: Bank of America)                       03/20/14           1,800               (4)

Fund pays a quarterly payment of 0.450% (5.400%
   per annum) times notional amount of AMBAC
   Monoline Supplement. Upon a defined credit
   event the Fund receives the notional amount and
   delivers of the defined obligation.
   (Counterparty: JPMorgan Chase)                        09/20/12           2,700               89

Fund pays a quarterly payment of 0.450% (5.400%
   per annum) times notional amount of AMBAC
   Monoline Supplement. Upon a defined credit
   event the Fund receives the notional amount and
   delivers of the defined obligation.
   (Counterparty: Merrill Lynch)                         09/20/12           1,500               56

Fund pays a quarterly payment of 0.450% (5.400%
   per annum) times notional amount of AMBAC
   Monoline Supplement. Upon a defined credit
   event the Fund receives the notional amount and
   delivers of the defined obligation.
   (Counterparty: JPMorgan Chase)                        12/20/12             425               18

Fund pays a quarterly payment of 0.450% (5.400%
   per annum) times notional amount of AMBAC
   Monoline Supplement. Upon a defined credit
   event the Fund receives the notional amount and
   delivers of the defined obligation.
   (Counterparty: JPMorgan Chase)                        12/20/12           6,250              284

Fund pays a quarterly payment of 0.288% (1.15%
   per annum) times notional amount of AMBAC
   Monoline Supplement. Upon a defined credit
   event the Fund receives the notional amount and
   delivers of the defined obligation.
   (Counterparty: JPMorgan Chase)                        12/20/12           1,450               65

Fund pays a quarterly payment of 0.375% (1.50%
   per annum) times notional amount of AMBAC
   Monoline Supplement. Upon a defined credit
   event the Fund receives the notional amount and
   delivers of the defined obligation.
   (Counterparty: Barclays)                              12/20/12           3,000              222

Fund pays a quarterly payment of 0.613% (2.42%
   per annum) times notional amount of AMBAC
   Monoline Supplement. Upon a defined credit
   event the Fund receives the notional amount and
   delivers of the defined obligation.
   (Counterparty: Merrill Lynch)                         09/20/12           1,450               37


--------------------------------------------------------------------------------
182         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------------------------
                                                                                    NET UNREALIZED
                                                                         NOTIONAL     APPRECIATION
                                                       EXPIRATION          AMOUNT   (DEPRECIATION)
DESCRIPTION                                                  DATE   ($ THOUSANDS)    ($ THOUSANDS)
--------------------------------------------------------------------------------------------------
Fund pays a quarterly payment of 0.638% (2.552%
   per annum) times notional amount of AMBAC
   Monoline Supplement. Upon a defined credit
   event the Fund receives the notional amount and
   delivers of the defined obligation.
   (Counterparty: Merrill Lynch)                         09/20/12   $       1,450   $           36

Fund pays a quarterly payment of 0.313% (1.252%
   per annum) times notional amount of AMBAC
   Assurance, 9.375%, 08/01/11. Upon a defined
   credit event the Fund receives the notional
   amount and delivers of the defined obligation.
   (Counterparty: JPMorgan Chase)                        12/20/12           3,125              190

Fund pays a quarterly payment of 0.225% (0.900%
   per annum) times notional amount of MBI
   Monoline Supplement. Upon a defined credit
   event the Fund receives the notional amount and
   delivers of the defined obligation.
   (Counterparty: JPMorgan Chase)                        12/20/12           2,750              131

Fund receives a quarterly payment of 0.100%
   (0.400% per annum) times notional amount
   of CDX.NA.IG Index. Upon a defined credit
   event the Fund pays the notional amount and
   takes receipt of the deliverable obligation.
   (Counterparty: Bank of America)                       12/20/11         (40,100)            (156)

Fund receives a quarterly payment of 0.100%
   (0.400% per annum) times notional amount
   of CDX.NA.IG Index. Upon a defined credit
   event the Fund pays the notional amount and
   takes receipt of the deliverable obligation.
   (Counterparty: Bank of America)                       12/20/11          (2,400)             (22)

Fund receives a quarterly payment of 0.100%
   (0.400% per annum) times notional amount of
   CDX.NA.IG Index. Upon a defined credit event
   the Fund pays the notional amount and takes
   receipt of the deliverable obligation.
   (Counterparty: Bank of America)                       12/20/11          (1,600)             (14)

Fund receives a quarterly payment of 0.100%
   (0.400% per annum) times notional amount of
   CDX.NA.IG Index. Upon a defined credit event
   the Fund pays the notional amount and takes
   receipt of the deliverable obligation.
   (Counterparty: Bank of America)                       12/20/11          (2,125)             (23)

Fund receives a quarterly payment of 0.100%
   (0.400% per annum) times notional amount of
   CDX.NA.IG Index. Upon a defined credit event
   the Fund pays the notional amount and takes
   receipt of the deliverable obligation.
   (Counterparty: Merrill Lynch)                         12/20/11          (1,800)              (6)

Fund receives a quarterly payment of 0.100%
   (0.400% per annum) times notional amount of
   CDX.NA.IG Index. Upon a defined credit event
   the Fund pays the notional amount and takes
   receipt of the deliverable obligation.
   (Counterparty: Merrill Lynch)                         12/20/11         (10,875)             (40)

Fund receives a quarterly payment of 0.100%
   (0.400% per annum) times notional amount of
   CDX.NA.IG Index. Upon a defined credit event
   the Fund pays the notional amount and takes
   receipt of the deliverable obligation.
   (Counterparty: Merrill Lynch)                         12/20/11         (40,100)            (156)

Fund pays a quarterly payment of 0.050%
   (0.200% per annum) times notional amount
   of PPG Industries, Inc., 7.050%, 08/15/09.
   Upon a defined credit event the Fund
   receives the notional amount and delivers
   the defined obligation.
   (Counterparty: JP Morgan Chase)                       12/20/11           2,250               (1)
                                                                                    ---------------
                                                                                    $      (10,824)
                                                                                    ===============

--------------------------------------------------------------------------------------------------
                               INTEREST RATE SWAPS
--------------------------------------------------------------------------------------------------
                                                                                    NET UNREALIZED
                                                                         NOTIONAL     APPRECIATION
                                                       EXPIRATION          AMOUNT   (DEPRECIATION)
DESCRIPTION                                                  DATE   ($ THOUSANDS)    ($ THOUSANDS)
--------------------------------------------------------------------------------------------------
Receives fixed rate of 4.58% and pay
   floating rate, rate based on 3 Month LIBOR.
   (Counterparty: Citigroup)                             11/15/09   $       4,270   $           12

--------------------------------------------------------------------------------------------------
                                                                                    NET UNREALIZED
                                                                         NOTIONAL     APPRECIATION
                                                       EXPIRATION          AMOUNT   (DEPRECIATION)
DESCRIPTION                                                  DATE   ($ THOUSANDS)    ($ THOUSANDS)
--------------------------------------------------------------------------------------------------
Pays fixed rate of 4.524% and receives floating
   rate, rate based on 5Y5Y Swaption Straddle.
   (Counterparty: Lehman Brothers)                       05/24/17   $       5,110   $          179
Pays fixed rate of 4.650% and receives floating
   rate, rate based on 5Y5Y Swaption Straddle.
   (Counterparty: Lehman Brothers)                       05/18/17           9,000              226
Receives fixed rate of 5.043% and pay floating
   rate, rate based on 3 Month LIBOR.
   (Counterparty: Merrill Lynch)                         11/30/09           3,090               32
Receives fixed rate of 5.135% and pay floating
   rate, rate based on 3 Month LIBOR.
   (Counterparty: Lehman Brothers)                       11/30/09           3,090               38
Receives fixed rate of 7.160% and pay floating
   rate, rate based on 3 Month LIBOR.
   (Counterparty: Lehman Brothers)                       05/25/22           4,500               --
Receives fixed rate of 7.880% and pay floating
   rate, rate based on 3 Month LIBOR.
   (Counterparty: Lehman Brothers)                       06/04/22           3,130              (21)
Receives fixed rate of 7.910% and pay floating
   rate, rate based on 3 Month LIBOR.
   (Counterparty: Lehman Brothers)                       06/12/22           3,000               (6)
Receives fixed rate of 8.250% and pay floating
   rate, rate based on 3 Month LIBOR.
   (Counterparty: Citigroup)                             08/21/22           2,780               63
Receives fixed rate of 4.8125% and pay floating
   rate, rate based on 3 Month LIBOR.
   (Counterparty: Merrill Lynch)                         11/15/09           4,300                8
                                                                                    --------------
                                                                                    $          531
                                                                                    ==============

Percentages are based on Net Assets of $4,613,519 ($ Thousands).

*     Term Loan.

**    Rate shown is the 7-day effective yield as of September 30, 2007.

+     Real Estate Investment Trust.

++    Investment in Affiliated Security (see Note 3).

(A)   The rate reported is the effective yield at time of purchase.

(B) Security, or portion thereof, has been pledged as collateral on open futures contracts.

(C) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D)   Treasury Inflation Index Notes.

(E) Zero Coupon Bond -- The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(F) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2007. The date reported on the Schedule of Investments is the next reset date.

(G) Step Bonds -- The rate reflected on the Schedule of Investments is the effective yield on September 30, 2007. The coupon on a step bond changes on a specified date.

(H) Securities considered illiquid. The total market value of such securities as of September 30, 2007 was $3,988 ($ Thousands) and represented 0.09% of Net Assets.

(I)   Security in default on interest payments.

(J) This security or a partial position of this security is on loan at September 30, 2007 (see Note 7). The total market value of securities on loan at September 30, 2007 was $721,687 ($ Thousands).

(K) This security was purchased with cash collateral held from securities on loan (see Note 7). The total market value of such securities as of September 30, 2007 was $749,397 ($ Thousands).

(L) The note accrues 9.65% annual coupon for any day that the 3-year swap rate exceeds the 1-year swap rate by 22 or more basis points.

(M) The note accrues 12.50% annual coupon for any day that the 5-year swap rate exceeds the 2-year swap rate by 30 or more basis points.

(N)   Tri-Party Repurchase Agreement.

ABS -- Asset-Backed Security
ARM -- Adjustable Rate Mortgage
CDO -- Collateralized Debt Obligation
Cl -- Class
CMBS -- Commercial Mortgage-Backed Securities
CMO -- Collateralized Mortgage Obligation
DN -- Discount Note
EUR -- Euro


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         183

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Concluded)

September 30, 2007

--------------------------------------------------------------------------------
Description
--------------------------------------------------------------------------------

EXL -- Extendable Maturity
FFCA -- Federal Farm Credit Association
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FICO -- Fair Isaac Corporation
FNMA -- Federal National Mortgage Association
GMAC -- General Motors Acceptance Corporation
GNMA -- Government National Mortgage Association
IO -- Interest Only
JPY -- Japanese Yen
LLC -- Limited Liability Company
LP -- Limited Partnership
Ltd. -- Limited
MTN -- Medium Term Note
NIM -- Net Interest Margin
PIK -- Payment-in-Kind
PLC -- Public Limited Company
Ser -- Series
STRIPS -- Separately Traded Registered Interest and Principal Securities TBA -- To Be Announced
TIPS -- Treasury Inflated Protection Securities
USD -- United States Dollar

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
184         SEI Institutional Managed Trust / Annual Report / September 30, 2007

High Yield Bond Fund

September 30, 2007
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS# (UNAUDITED):

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

18.8%   Consumer Discretionary
18.0%   Short-Term Investments
 8.3%   Telecommunication Services
 7.7%   Loan Participants
 7.6%   Materials
 7.5%   Industrials
 7.0%   Financials
 6.4%   Energy
 4.8%   Collateralized Loan Obligations
 3.9%   Health Care
 3.1%   Information Technology
 2.7%   Consumer Staples
 2.2%   Utilities
 1.2%   Collateralized Debt Obligations
 0.3%   Preferred Stock
 0.3%   Common Stock
 0.1%   Convertible Bonds
 0.1%   Asset-Backed Security
 0.0%   Warrants

# Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 7).

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 77.3%

CONSUMER DISCRETIONARY -- 21.6%
   Adelphia Communications
      (escrow security)
         10.250%, 06/15/11                        $         150   $          26
         7.750%, 01/15/09                                   225              36
   Adelphia Communications, Ser B PIK
      (escrow security) (F)
         9.500%, 02/15/04                                    25               4
   American Casino & Entertainment
         7.850%, 02/01/12                                    50              51
   American Greetings
         7.375%, 06/01/16                                   525             509
   Amscan Holdings
         8.750%, 05/01/14                                   835             772
   Aramark Services (G)
         8.856%, 11/22/07 (D)                               350             354
         8.500%, 02/01/15                                 2,600           2,652
   Arvinmeritor (G)
         8.750%, 03/01/12                                 1,790           1,826
   Asbury Automotive Group (A)
         7.625%, 03/15/17                                   150             138
   Autonation (D)
         7.360%, 10/15/07                                   930             888
   Avis Budget Car Rental
         8.058%, 11/15/07 (D)                               965             941
         7.750%, 05/15/16                                   250             245
   Beazer Homes USA (G)
         8.625%, 05/15/11                                   270             213
         6.875%, 07/15/15                                 2,155           1,595
   Blockbuster (G)
         9.000%, 09/01/12                                   175             158

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Bonten Media Acquisition PIK (A)
         9.000%, 06/01/15                         $         275   $         246
   Boyd Gaming
         7.750%, 12/15/12 (G)                               100             103
         7.125%, 02/01/16                                 2,475           2,395
         6.750%, 04/15/14                                 1,075           1,054
   Broder Brothers, Ser B
         11.250%, 10/15/10                                1,260           1,096
   Brookstone (G)
         12.000%, 10/15/12                                  730             723
   Brown Shoe
         8.750%, 05/01/12                                 1,100           1,133
   Burlington Coat (G)
         11.125%, 04/15/14                                2,525           2,361
   CBD Media Holdings
         9.250%, 07/15/12                                   500             540
         8.625%, 06/01/11                                   275             288
   CCH I Holdings LLC
         11.750%, 05/15/14 (B) (G)                          150             139
         11.125%, 01/15/14                                  525             478
         9.920%, 04/01/14 (G)                             1,600           1,376
   CCH I LLC
         11.000%, 10/01/15                                6,341           6,425
   CCH II LLC
         10.250%, 09/15/10                                1,385           1,416
   CCH II LLC, Ser B
         10.250%, 09/15/10                                  100             104
   CCO Holdings LLC
         8.750%, 11/15/13                                 2,620           2,633
   CSC Holdings
         7.875%, 12/15/07                                   200             200
         7.625%, 07/15/18                                   600             573
         7.250%, 07/15/08                                   250             251
   CSC Holdings, Ser B
         8.125%, 08/15/09                                   275             280
   Cablevision Systems, Ser B
         9.820%, 10/03/07 (D)                             1,760           1,813
         8.000%, 04/15/12                                   100              97
   Caesars Entertainment
         8.875%, 09/15/08                                   440             449
         8.125%, 05/15/11                                   225             230
         7.875%, 03/15/10                                   650             663
   Canwest Media
         8.000%, 09/15/12                                   825             809
   Carrols
         9.000%, 01/15/13                                 1,470           1,396
   Charter Communications
      Holdings LLC (A)
         8.000%, 04/30/12                                   175             174
   Choctaw Resort Development Entity (A)
         7.250%, 11/15/19                                 1,066           1,049
   Cinemark (B)
         10.838%, 03/15/14                                  450             425


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         185

SCHEDULE OF INVESTMENTS

September 30, 2007
--------------------------------------------------------------------------------
                                                    Face Amount   Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Claire's Stores (A)
         10.500%, 06/01/17 (G)                    $       4,825   $       3,715
         9.250%, 06/01/15                                   375             324
   Claire's Stores PIK (A) (G)
         9.625%, 06/01/15                                 2,625           2,159
   Clear Channel Communications
         4.625%, 01/15/08                                 2,200           2,184
   Cooper Standard Auto
         8.375%, 12/15/14                                 1,475           1,283
   Couche-Tard US
         7.500%, 12/15/13                                 1,508           1,534
   Dana (C) (G)
         7.000%, 03/15/28 to 03/01/29                       950             770
         6.500%, 03/15/08                                   100              82
         6.500%, 03/01/09                                   350             289
   Delphi (C)
         7.125%, 05/01/29                                   800             736
         6.550%, 06/15/06                                   325             297
         6.500%, 05/01/09 (G)                             2,325           2,116
   Dex Media
         9.173%, 11/15/13 (B)                             3,680           3,459
         8.000%, 11/15/13                                   125             126
   Dex Media East LLC
         12.125%, 11/15/12                                1,620           1,729
         9.875%, 11/15/09                                   629             646
   Dex Media West, Ser B
         9.875%, 08/15/13                                 1,950           2,074
         8.500%, 08/15/10                                   100             103
   DirecTV Holdings
         8.375%, 03/15/13                                 1,815           1,885
         6.375%, 06/15/15                                 5,075           4,815
   Easton-Bell Sports
         8.375%, 10/01/12                                 1,485           1,396
   Echostar DBS
         7.125%, 02/01/16                                 3,314           3,405
         7.000%, 10/01/13                                 1,435           1,467
         6.625%, 10/01/14                                   250             251
         5.750%, 10/01/08                                 1,400           1,400
   El Dorado Casino Shreveport PIK (G)
         10.000%, 08/01/12                                1,193           1,204
   Eye Care Centers of America
         10.750%, 02/15/15                                  700             746
   Federal-Mogul (C)
         7.750%, 07/01/06                                    50              41
         7.500%, 07/01/04                                   100              82
         7.500%, 01/15/09 (G)                               225             185
         7.375%, 01/15/06                                   100              82
   Federal-Mogul MTN A (C)
         8.370%, 11/15/01                                   325             267
   Festival Fun Park LLC
         10.875%, 04/15/14                                1,906           1,920

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Fontainebleau Las Vegas (A)
         10.250%, 06/15/15                        $       4,950   $       4,641
   Ford Motor
         9.215%, 09/15/21                                   350             303
         8.900%, 01/15/32                                   900             743
         8.875%, 01/15/22                                    50              43
         7.450%, 07/16/31                                   975             765
         6.500%, 08/01/18 (G)                             2,105           1,695
   General Motors
         8.375%, 07/15/33 (G)                             7,216           6,323
         8.250%, 07/15/23 (G)                             4,373           3,826
         7.700%, 04/15/16                                   562             504
         7.125%, 07/15/13 (G)                             1,975           1,812
   General Nutrition Center (A)
         10.121%, 03/15/14                                  575             552
   Goodyear Tire & Rubber
         11.250%, 03/01/11                                  745             798
         8.625%, 12/01/11 (A)                               403             421
         7.857%, 08/15/11                                   850             863
   Great Canadian Gaming (A)
         7.250%, 02/15/15                                   300             300
   Group 1 Automotive
         8.250%, 08/15/13                                   525             525
   Hanesbrands, Ser B (D)
         8.784%, 12/15/07                                 2,720           2,706
   Harrah's Operating
         8.000%, 02/01/11                                   675             672
         5.500%, 07/01/10                                   100              96
   Herbst Gaming
         8.125%, 06/01/12                                   825             739
         7.000%, 11/15/14                                 1,425           1,168
   Hertz
         10.500%, 01/01/16                                  600             648
         8.875%, 01/01/14                                 2,375           2,446
   Idearc
         8.000%, 11/15/16                                 2,255           2,249
   Inn of the Mountain Gods
         12.000%, 11/15/10                                  275             290
   Isle of Capri Casinos
         7.000%, 03/01/14                                 2,500           2,237
   Jarden (G)
         7.500%, 05/01/17                                 3,075           2,975
   Jo-Ann Stores
         7.500%, 03/01/12                                   375             338
   LBI Media (B)
         8.509%, 10/15/13                                   675             618
   LIN Television
         6.500%, 05/15/13                                 1,625           1,580
   LIN Televison, Ser B
         6.500%, 05/15/13                                 1,325           1,289
   Lamar Media
         7.250%, 01/01/13                                   400             402
         6.625%, 08/15/15                                 2,200           2,123


--------------------------------------------------------------------------------
186         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Lamar Media, Ser B
         6.625%, 08/15/15                         $         550   $         531
   Leslie's Poolmart
         7.750%, 02/01/13                                   550             523
   MGM Mirage
         8.375%, 02/01/11                                 1,500           1,564
         7.500%, 06/01/16                                 2,960           2,941
         6.875%, 04/01/16                                 3,010           2,912
         6.750%, 04/01/13                                 1,600           1,564
         5.875%, 02/27/14                                 1,400           1,290
   Majestic Holdings LLC (A) (B)
         2.537%, 10/15/11                                    50              36
   Majestic Star Casino LLC
         9.500%, 10/15/10                                 1,250           1,200
   Majestic Star II LLC (G)
         9.750%, 01/15/11                                 1,250           1,050
   Mandalay Resort Group
         9.375%, 02/15/10                                   575             602
   MediMedia USA (A)
         11.375%, 11/15/14                                  775             798
   MediaNews Group
         6.875%, 10/01/13                                    75              57
         6.375%, 04/01/14                                   150             111
   Mediacom Broadband LLC
         8.500%, 10/15/15                                 2,425           2,431
   Mediacom LLC
         9.500%, 01/15/13                                 3,276           3,317
   Michael's Stores
         11.375%, 11/01/16 (A)                              895             915
         11.375%, 11/01/16 (G)                              500             511
         10.000%, 11/01/14 (A)                              528             541
   Mohegan Tribal Gaming
         7.125%, 08/15/14                                    75              75
         6.875%, 02/15/15                                 1,325           1,303
         6.125%, 02/15/13                                   250             238
   NPC International
         9.500%, 05/01/14                                   175             159
   Neff (G)
         10.000%, 06/01/15                                1,550           1,101
   Neiman Marcus Group (G)
         10.375%, 10/15/15                                  789             860
   Neiman Marcus Group PIK
         9.000%, 10/15/15                                 1,050           1,118
   New World Gaming
         0.000%, 06/18/14                                 1,225           1,170
   Nexstar Holdings LLC (B)
         8.053%, 04/01/13                                   800             788
   Outback Steakhouse (A) (G)
         10.000%, 06/15/15                                2,250           1,991
   Penhall International (A)
         12.000%, 08/01/14                                2,140           2,161
   Penn National Gaming
         6.875%, 12/01/11                                   950             962
         6.750%, 03/01/15                                 1,120           1,142

--------------------------------------------------------------------------------
                                                    Face Amount   Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Penske Auto Group (G)
         7.750%, 12/15/16                         $       1,800   $       1,723
   Perry Ellis International, Ser B
         8.875%, 09/15/13                                 1,326           1,303
   Petro Stopping Centers
         9.000%, 02/15/12                                   250             262
   Phillips Van-Heusen
         8.125%, 05/01/13                                   375             385
         7.250%, 02/15/11                                    75              76
   Quebecor Media
         7.750%, 03/15/16                                 4,700           4,482
   RH Donnelley
         10.875%, 12/15/12                                  800             852
         6.875%, 01/15/13                                   675             638
   RH Donnelley, Ser A-1
         6.875%, 01/15/13                                 3,600           1,913
   RH Donnelley, Ser A-2
         6.875%, 01/15/13                                 2,165           2,046
   RH Donnelley, Ser A-3
         8.875%, 01/15/16                                   400             408
   RJ Tower (C) (G)
         12.000%, 06/01/13                                  175               4
   Reader's Digest Association (A)
         9.000%, 02/15/17                                    75              68
   Rent-A-Center, Ser B
         7.500%, 05/01/10                                 2,025           1,924
   Rental Service (G)
         9.500%, 12/01/14                                 3,245           3,099
   SGS International
         12.000%, 12/15/13                                1,875           1,931
   Sally Holdings LLC (G)
         10.500%, 11/15/16                                  935             935
         9.250%, 11/15/14                                 1,910           1,929
   Sbarro (G)
         10.375%, 02/01/15                                  125             114
   Sealy Mattress
         8.250%, 06/15/14                                 3,306           3,331
   Seneca Gaming
         7.250%, 05/01/12                                   600             605
   Service
         7.375%, 10/01/14 (G)                             2,077           2,134
         7.000%, 06/15/17                                 1,375           1,351
         6.750%, 04/01/15                                 1,440           1,429
   Service International
         7.625%, 10/01/18                                   793             823
         6.750%, 04/01/16                                 1,075           1,041
   Simmons
         12.039%, 12/15/14 (B)                            4,230           3,373
         7.875%, 01/15/14 (G)                             1,200           1,152
   Sinclair Broadcast Group (A) (B)
         4.875%, 07/15/18                                   450             425
   Six Flags (G)
         9.625%, 06/01/14                                   150             124


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         187

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Sonic Automotive, Ser B (G)
         8.625%, 08/15/13                         $       2,145   $       2,118
   Spectrum Brands PIK (G)
         11.250%, 10/02/13                                  300             267
   Stanadyne Holdings (B)
         9.066%, 02/15/15                                 1,575           1,268
   Stanadyne, Ser 1
         10.000%, 08/15/14                                  450             452
   Station Casinos
         6.875%, 03/01/16                                 3,775           3,284
         6.625%, 03/15/18                                 3,025           2,533
   Steinway Musical Instruments (A)
         7.000%, 03/01/14                                 4,855           4,612
   Stewart Enterprises
         6.250%, 02/15/13                                   805             783
   Sun Media
         7.625%, 02/15/13                                 2,085           2,049
   TRW Automotive (A)
         7.250%, 03/15/17                                 4,155           4,051
         7.000%, 03/15/14 (G)                             2,310           2,241
   Tenneco (G)
         8.625%, 11/15/14                                 4,001           4,031
   Town Sports International (B)
         4.655%, 02/01/14                                 1,817           1,694
   Travelport LLC
         11.875%, 09/01/16 (G)                            2,385           2,498
         10.246%, 09/01/14                                2,371           2,371
   United Components
         9.375%, 06/15/13                                   680             690
   United Rentals North America
         7.000%, 02/15/14                                   700             714
         6.500%, 02/15/12                                 2,400           2,430
   Universal City Florida (D)
         10.106%, 11/01/07                                3,247           3,279
   Univision Communications PIK (A) (G)
         9.750%, 03/15/15                                 3,375           3,291
   Vail Resorts
         6.750%, 02/15/14                                 2,705           2,637
   Vicorp Restaurants
         10.500%, 04/15/11                                   51              33
   Videotron
         6.875%, 01/15/14                                 4,070           3,999
         6.375%, 12/15/15                                    25              24
   Visant Holding
         11.058%, 12/01/13 (B)                            5,015           4,664
         8.750%, 12/01/13                                   740             757
   Visteon
         8.250%, 08/01/10                                   250             220
         7.000%, 03/10/14 (G)                               750             583
   WMG Acquisition
         7.375%, 04/15/14                                 1,760           1,531
   WMG Holdings (B)
         6.530%, 12/15/14                                 1,835           1,284

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Wynn Las Vegas LLC
         6.625%, 12/01/14                         $       2,316   $       2,270
                                                                  --------------
                                                                        269,289
                                                                  --------------
CONSUMER STAPLES -- 3.1%
   B&G Foods
         8.000%, 10/01/11                                   525             520
   Constellation Brands
         7.250%, 09/01/16                                 4,660           4,660
         7.250%, 05/15/17 (A)                             3,100           3,100
   Dean Foods
         7.000%, 06/01/16                                    75              71
   Del Laboratories
         10.356%, 10/28/07 (D)                              610             621
         8.000%, 02/01/12 (G)                             2,795           2,571
   Del Monte
         6.750%, 02/15/15                                 1,235           1,186
   Dole Foods
         7.250%, 06/15/10                                 1,275           1,205
   Elizabeth Arden
         7.750%, 01/15/14                                 1,500           1,477
   Fleming (C)
         10.125%, 04/01/08                                1,053              53
         9.250%, 06/15/10                                   188               9
   Merisant
         9.500%, 07/15/13                                 2,075           1,577
   Merisant Worldwide (B)
         8.136%, 05/15/14                                 1,075             422
   Michael Foods
         8.000%, 11/15/13                                 2,765           2,765
   NBTY
         7.125%, 10/01/15                                 3,026           3,026
   Natural Beef Pack
         10.500%, 08/01/11                                1,652           1,677
   Pantry
         7.750%, 02/15/14                                 1,050           1,013
   Playtex Products
         9.375%, 06/01/11 (G)                             2,480           2,564
         8.000%, 03/01/11                                   970           1,021
   Rite Aid
         9.500%, 06/15/17 (A)                             3,430           3,207
         9.375%, 12/15/15 (A)                               925             860
         9.250%, 06/01/13                                 1,025             974
         8.625%, 03/01/15                                   875             792
         7.700%, 02/15/27 (G)                               150             115
         7.500%, 01/15/15                                    25              24
         6.875%, 08/15/13 to 12/15/28 (G)                   475             353
   Spectrum Brands (G)
         7.375%, 02/01/15                                 2,508           1,931


--------------------------------------------------------------------------------
188        SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   SuperValu
         7.500%, 11/15/14                         $         875   $         890
                                                                  --------------
                                                                         38,684
                                                                  --------------
ENERGY -- 7.3%
   Allis-Chalmers Energy
         9.000%, 01/15/14                                 4,442           4,475
         8.500%, 03/01/17                                   350             339
   Atlas Pipeline Partners
         8.125%, 12/15/15                                   375             369
   Aventine Renewable Energy
         10.000%, 04/01/17                                  800             724
   Baytex Energy
         9.625%, 07/15/10                                   350             361
   Brigham Exploration
         9.625%, 05/01/14                                   850             801
   Chaparral Energy
         8.875%, 02/01/17 (A)                             1,125           1,055
         8.500%, 12/01/15                                 1,812           1,699
   Chesapeake Energy
         7.750%, 01/15/15 (G)                             2,459           2,530
         7.500%, 09/15/13 to 06/15/14                     1,906           1,956
         7.000%, 08/15/14                                   324             326
         6.875%, 01/15/16                                   817             817
         6.500%, 08/15/17                                 2,480           2,412
   Cimarex Energy
         7.125%, 05/01/17                                 2,250           2,233
   Colorado Interstate Gas
         6.800%, 11/15/15                                   125             129
         5.950%, 03/15/15                                   275             270
   Compagnie Generale de Geophysique
         7.750%, 05/15/17                                   525             541
         7.500%, 05/15/15                                 1,300           1,339
   Compton Pet Finance
         7.625%, 12/01/13                                   375             362
   Comstock Resources
         6.875%, 03/01/12                                    75              72
   Denbury Resources
         7.500%, 04/01/13 to 12/15/15                     5,225           5,348
   Dynegy Holdings
         8.375%, 05/01/16                                   975             980
         7.750%, 06/01/19 (A)                             4,820           4,609
         7.500%, 06/01/15 (A)                             1,235           1,192
   El Paso (G)
         7.420%, 02/15/37                                 1,025             993
         7.000%, 06/15/17                                 1,550           1,574
   El Paso MTN
         8.050%, 10/15/30                                   375             385
         7.800%, 08/01/31                                 1,050           1,066
         7.750%, 01/15/32 (G)                             1,050           1,066

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   El Paso Performance-Linked Trust (A)
         7.750%, 07/15/11                                 $ 725           $ 745
   Encore Acquisition
         7.250%, 12/01/17                                   800             758
         6.000%, 07/15/15                                   625             564
   Energy Partners (A)
         10.485%, 10/15/07 (D)                              400             392
         9.750%, 04/15/14                                   950             912
   Energy XXI Gulf Coast (A)
         10.000%, 06/15/13                                  840             794
   Forest Oil
         8.000%, 06/15/08 to 12/15/11                     1,670           1,729
         7.250%, 06/15/19 (A) (G)                           500             500
   Frigstad Discoverer
         11.500%, 02/21/12                                  800             752
   Frontier Oil
         6.625%, 10/01/11                                   675             663
   Grant Prideco, Ser B
         6.125%, 08/15/15                                   300             291
   Hilcorp Energy (A)
         9.000%, 06/01/16                                 1,050           1,071
         7.750%, 11/01/15                                 2,300           2,248
   Holly Energy Partners LP
         6.250%, 03/01/15                                 1,225           1,139
   Inergy LP
         6.875%, 12/15/14                                   325             314
   MarkWest Energy, Ser B
         8.500%, 07/15/16                                   200             197
         6.875%, 11/01/14                                 1,600           1,480
   Newfield Exploration
         6.625%, 04/15/16                                 1,610           1,574
   North Pipeline
         5.950%, 04/15/17                                   300             290
   Northwest Pipeline
         7.000%, 06/15/16                                   225             234
   OPTI Canada (A)
         8.250%, 12/15/14                                 1,935           1,950
         7.875%, 12/15/14                                   555             555
   PHI
         7.125%, 04/15/13                                   125             120
   Pacific Energy Partner
         7.125%, 06/15/14                                   225             231
         6.250%, 09/15/15                                   100              96
   Parker Drilling
         9.625%, 10/01/13                                   236             253
   Peabody Energy
         7.375%, 11/01/16                                 1,025           1,081
   Peabody Energy, Ser B (G)
         6.875%, 03/15/13                                 2,000           2,020
   PetroProd
         10.850%, 05/24/13                                  800             764


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         189

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Petrohawk Energy
         9.125%, 07/15/13                         $       2,015   $       2,126
   Plains Exploration
         7.750%, 06/15/15                                   650             637
         7.000%, 03/15/17                                   825             771
   Pogo Producing
         7.875%, 05/01/13                                   750             776
         6.875%, 10/01/17                                   300             302
         6.625%, 03/15/15                                   275             276
   Pride International
         7.375%, 07/15/14                                   859             880
   Quicksilver Resources
         7.125%, 04/01/16                                 1,025           1,010
   Range Resources
         6.375%, 03/15/15                                   350             341
   Regency Energy Partners (A)
         8.375%, 12/15/13                                 1,202           1,259
   SESI LLC
         6.875%, 06/01/14                                 1,000             970
   Sabine Pass LNG LP
         7.500%, 11/30/16                                 1,500           1,477
         7.250%, 11/30/13                                 1,400           1,379
   Southern Natural Gas
         7.350%, 02/15/31                                   375             393
   Swift Energy
         7.625%, 07/15/11                                 2,250           2,256
   Tesoro
         6.625%, 11/01/15                                 1,530           1,530
         6.500%, 06/01/17 (A)                             1,000             992
   Transcontinental Gas Pipe
         6.400%, 04/15/16                                   175             176
   United Refining (A)
         10.500%, 08/15/12                                  675             695
   Veneco
         8.750%, 12/15/11                                 2,560           2,554
   VeraSun Energy (A)
         9.375%, 06/01/17                                 1,025             881
   Whiting Petroleum
         7.000%, 02/01/14                                   980             941
   Williams
         8.125%, 03/15/12                                   660             711
         7.750%, 06/15/31                                   500             526
         7.625%, 07/15/19                                   300             321
   Williams Partners LP
         7.250%, 02/01/17                                 2,590           2,642
   Williams, Ser A
         7.500%, 01/15/31                                   250             259
                                                                  --------------
                                                                         90,821
                                                                  --------------
FINANCIALS -- 8.0%
   AAC Group Holding (B) (G)
         2.733%, 10/01/12                                 1,080             961

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   AAC Group Holding PIK (G)
         14.750%, 10/01/12                        $         676   $         663
   ACE Cash Express (A)
         10.250%, 10/01/14                                  775             777
   ALH Finance LLC
         8.500%, 01/15/13                                 2,910           2,794
   Alamosa Delaware
         8.500%, 01/31/12                                 1,005           1,049
   Algoma Acquisition (A)
         9.875%, 06/15/15                                   950             845
   American Real Estate (A)
         7.125%, 02/15/13                                 4,525           4,310
   Armstrong World (C) (G)
         7.450%, 05/15/29                                   525               3
   Ashtead Capital (A) (G)
         9.000%, 08/15/16                                 1,985           1,958
   Cardtronics
         9.250%, 08/15/13                                   150             144
         9.250%, 08/15/13 (A)                               350             335
   Cebridge
         11.371%, 05/05/14                                  515             501
   Deluxe
         7.375%, 06/01/15                                   200             198
   Dow Jones CDX HY, Ser 6-T1
         8.625%, 06/29/11                                    40              41
   FMC Finance III (A)
         6.875%, 07/15/17                                 1,795           1,786
   FTI Consulting
         7.750%, 10/01/16                                 1,275           1,320
         7.625%, 06/15/13                                   425             436
   Felcor Lodging LP +
         8.500%, 06/01/11                                   300             317
         7.260%, 10/31/07 (D)                               225             223
   Ford Motor Credit LLC
         9.810%, 10/17/07 (D)                             3,185           3,296
         9.750%, 09/15/10                                 1,604           1,636
         8.110%, 10/13/07 (D)                               300             283
         8.000%, 12/15/16                                 3,750           3,508
         7.800%, 06/01/12                                 2,585           2,459
         7.375%, 10/28/09 to 02/01/11                     1,500           1,456
         7.250%, 10/25/11                                 1,090           1,021
         7.000%, 10/01/13                                 6,063           5,479
         6.930%, 10/18/07 (D)                               765             720
   GMAC LLC
         8.000%, 11/01/31                                 1,782           1,748
         7.821%, 10/25/07 (D)                               500             461
         7.750%, 01/19/10                                   150             149
         7.250%, 03/02/11                                   150             145
         7.000%, 02/01/12                                   100              95
         6.875%, 09/15/11 to 08/28/12                     7,670           7,234
         6.750%, 12/01/14                                 7,366           6,676
         6.625%, 05/15/12                                 1,260           1,176
         6.000%, 12/15/11                                   225             208


--------------------------------------------------------------------------------
190         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   HUB International Holdings (A)
         9.000%, 12/15/14                         $       1,700   $       1,632
   Hawker Beechcraft Acquisition (A)
         9.750%, 04/01/17                                   250             247
         8.500%, 04/01/15                                   375             383
   Hawker Beechcraft Acquisition PIK (A)
         8.875%, 04/01/15                                    75              76
   Hellas II (A) (D)
         11.110%, 12/21/07                                2,250           2,317
   Hexion US Fin/Nova Scotia
         9.750%, 11/15/14                                 2,250           2,475
         10.058%, 11/15/07 (D)                              750             772
   Host Hotels & Resorts LP
         6.875%, 11/01/14                                 1,615           1,611
   Host Marriott LP +
         7.125%, 11/01/13                                 1,025           1,033
   Host Marriott LP, Ser M +
         7.000%, 08/15/12                                   400             403
   Host Marriott LP, Ser O +
         6.375%, 03/15/15                                   475             464
   Host Marriott LP, Ser Q +
         6.750%, 06/01/16                                 1,515           1,500
   Ipayment
         9.750%, 05/15/14                                   750             716
   KAR Holdings (A)
         10.000%, 05/01/15                                1,650           1,547
         9.356%, 05/01/14 (D) (G)                           800             766
         8.750%, 05/01/14                                 1,425           1,364
   LVB Acquisition Merger - Biomet PIK
         10.375%, 10/15/17                                1,965           1,899
   Marlin Water Trust II (A) (C)
         6.310%, 07/15/03                                 4,200             378
   NSG Holdings LLC (A)
         7.750%, 12/15/25                                   475             470
   Nielsen Finance LLC
         10.000%, 08/01/14                                2,050           2,168
   Omega Healthcare Investors +
         7.000%, 01/15/16                                 1,300           1,289
   PNA Intermediate Holding (A) (D)
         12.558%, 11/15/07                                  500             490
   PXRE Capital Trust I
         8.850%, 02/01/27                                   900             911
   Petroplus Finance
         7.000%, 05/01/17 (A)                             3,235           3,073
         6.750%, 05/01/14 (A)                             1,400           1,344
         6.750%, 05/01/14                                 1,400           1,346
   Pinnacle Foods Finance LLC (A)
         10.625%, 04/01/17 (G)                            1,975           1,852
         9.250%, 04/01/15                                   225             214
   Realogy (A)
         12.375%, 04/15/15                                  450             340
         10.500%, 04/15/14 (G)                              850             725

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
   Description                                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Residential Capital LLC
         6.224%, 06/09/08 (D)                     $         400   $         368
         6.125%, 11/21/08                                   225             201
   Rouse LP + (A)
         6.750%, 05/01/13                                   700             687
   SLM EXL, Ser S (D) (H)
         5.763%, 10/15/07                                 3,040           3,040
   Senior Housing Properties Trust +
         7.875%, 04/15/15                                   671             701
   Snoqualmie Enterprises Authority (A)
         9.125%, 02/01/15                                 1,025           1,010
         9.063%, 02/01/08 (D)                               300             292
   Trustreet Properties +
         7.500%, 04/01/15                                   475             509
   Ventas Realty LP +
         7.125%, 06/01/15                                    75              77
         6.750%, 04/01/17                                   850             848
         6.625%, 10/15/14                                   375             374
   Yankee Acquisition, Ser B
         8.500%, 02/15/15                                 1,075           1,043
   Yankee Acquisition, Ser B (G)
         9.750%, 02/15/17                                   525             496
                                                                  --------------
                                                                         99,862
                                                                  --------------
HEALTH CARE -- 4.5%
   Advanced Mecial Optics
         7.500%, 05/01/17                                 2,700           2,484
   Bio-Rad Laboratories
         7.500%, 08/15/13                                   175             178
         6.125%, 12/15/14                                   850             808
   CRC Health
         10.750%, 02/01/16                                1,725           1,811
   Community Health Systems (A) (G)
         8.875%, 07/15/15                                 2,560           2,630
   Cooper
         7.125%, 02/15/15                                 2,925           2,896
   Fresenius Medical Capital Trust II
         7.875%, 02/01/08                                 1,830           1,835
   Fresenius Medical Capital Trust IV
         7.875%, 06/15/11                                 1,050           1,089
   HCA
         9.250%, 11/15/16 (A)                             9,850          10,466
         9.125%, 11/15/14 (A)                               855             902
         8.750%, 09/01/10                                   510             516
         6.750%, 07/15/13                                   615             554
         6.500%, 02/15/16 (G)                               325             276
   HCA PIK (A)
         9.625%, 11/15/16                                 5,480           5,850
   MedCath Holdings (G)
         9.875%, 07/15/12                                   431             457
   Mylan Laboratories
         6.375%, 08/15/15                                   660             709


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         191

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   NMH Holdings PIK (A)
         12.485%, 12/15/07                        $         625   $         609
   Norcross Safety Products, Ser B
         9.875%, 08/15/11                                 1,315           1,354
   Reable Therapeutics
         11.750%, 11/15/14                                1,150           1,092
   Res-care
         7.750%, 10/15/13                                   675             668
   Select Medical (G)
         11.080%, 03/29/08 (D)                              650             588
         7.625%, 02/01/15                                 2,085           1,866
   Spheris
         11.000%, 12/15/12                                1,400           1,400
   Sun Healthcare Group (A)
         9.125%, 04/15/15                                   375             383
   Surgical Care Affiliates PIK (A)
         8.875%, 07/15/15                                   850             808
   Tenet Healthcare
         9.875%, 07/01/14 (G)                             1,325           1,212
         9.250%, 02/01/15                                 3,760           3,318
   US Oncology
         10.750%, 08/15/14                                4,349           4,490
         9.000%, 08/15/12                                   675             680
   United Surgical Partners (G)
         8.875%, 05/01/17                                 1,480           1,495
   United Surgical Partners PIK
         9.250%, 05/01/17                                 2,010           2,010
   Universal Hospital Services (A) (D)
         8.759%, 12/01/07                                   175             174
   Universal Hospital Services PIK (A)
         8.500%, 06/01/15                                   250             248
                                                                  --------------
                                                                         55,856
                                                                  --------------
INDUSTRIALS -- 8.6%
   ACCO Brands
         7.625%, 08/15/15                                 3,605           3,443
   ACIH (A) (B) (G)
         5.291%, 12/15/12                                   975             751
   AGY Holding (A)
         11.000%, 11/15/14                                  675             673
   Actuant (A)
         6.875%, 06/15/17                                 1,580           1,556
   Ahern Rentals
         9.250%, 08/15/13                                 1,500           1,444
   Ainsworth Lumber
         7.250%, 10/01/12                                   250             171
         6.750%, 03/15/14                                   450             288
         6.750%, 03/15/14 (G)                               450             290
   Aleris International
         10.000%, 12/15/16                                1,900           1,681
   Alliant Techsystems
         6.750%, 04/01/16                                   650             643

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
      Description                                 ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Allied Waste North America
         7.250%, 03/15/15                         $         205   $         209
         6.125%, 02/15/14 (G)                             2,030           1,972
   Allied Waste North America, Ser B
         7.375%, 04/15/14 (G)                               340             342
         7.125%, 05/15/16                                   545             557
   Altos Hornos de Mexico, Ser A (C)
         11.375%, 04/30/02                                  500             343
   Altos Hornos de Mexico, Ser B (C)
         11.875%, 04/30/04                                  900             616
   American Airlines, Ser 01-1
         7.379%, 05/23/16                                   117             109
   American Axle & Manufacturing
         7.875%, 03/01/17                                   575             555
   American Railcar Industries
         7.500%, 03/01/14                                   300             299
   Ames True Temper
         10.000%, 07/15/12 (G)                            1,425           1,097
         9.360%, 10/15/07 (D)                             1,345           1,325
   Associated Materials (B) (G)
         15.609%, 03/01/14                                  525             331
   Baker & Taylor (A)
         11.500%, 07/01/13                                  950             932
   Baldor Electric
         8.625%, 02/15/17                                 1,110           1,160
   Basell (A) (G)
         8.375%, 08/15/15                                 1,150           1,049
   Belden (A)
         7.000%, 03/15/17                                   200             198
   Buffalo Thunder Development
      Authority (A)
         9.375%, 12/15/14                                 2,225           2,091
   Buhrmann US
         8.250%, 07/01/14                                 1,750           1,654
         7.875%, 03/01/15                                   625             584
   Chart Industries
         9.125%, 10/15/15                                   325             336
   Cornell
         10.750%, 07/01/12                                  500             533
   Corrections Corp of America
         7.500%, 05/01/11                                 1,000           1,007
         6.750%, 01/31/14                                   450             449
         6.250%, 03/15/13                                 2,852           2,809
   D.R. Horton
         5.625%, 09/15/14                                 1,090             927
   DRS Technologies
         7.625%, 02/01/18                                   575             587
         6.875%, 11/01/13                                   300             300
         6.625%, 02/01/16                                 1,000             987
   Dayton Superior (G)
         13.000%, 06/15/09                                1,532           1,494
   Delta Air Lines, Ser 2002-1 (G)
         8.300%, 12/15/29                                   925              53


--------------------------------------------------------------------------------
192         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Delta Air Lines, Ser 2002-1, Cl C
         7.779%, 01/02/12                         $         881   $         872
   ESCO (A)
         9.235%, 12/15/07 (D)                               150             145
         8.625%, 12/15/13                                   740             729
   Education Management LLC (G)
         10.250%, 06/01/16                                2,350           2,432
   General Cable
         7.125%, 04/01/17                                   360             353
   Goodman Global Holdings
         7.875%, 12/15/12                                 4,325           4,249
   Goodman Global Holdings, Ser B (D)
         8.360%, 12/15/07                                 1,090           1,079
   Graftech Finance
         10.250%, 02/15/12                                  659             687
   Gulfmark Offshore
         7.750%, 07/15/14                                   875             879
   Indalex Holding, Ser B
         11.500%, 02/01/14                                  784             737
   Intergen (A)
         9.000%, 06/30/17                                 1,200           1,260
   Interline Brands
         8.125%, 06/15/14                                 1,090           1,076
   Iron Mountain
         8.750%, 07/15/18                                    70              73
         8.625%, 04/01/13                                   747             756
         7.750%, 01/15/15                                 1,635           1,631
         6.625%, 01/01/16 (G)                             4,950           4,628
   J.B. Poindexter (G)
         8.750%, 03/15/14                                   425             383
   K Hovnanian Enterprises
         8.625%, 01/15/17 (G)                             1,970           1,625
         7.500%, 05/15/16                                   500             398
         6.250%, 01/15/16 (G)                             1,050             808
   L-3 Communications
         6.125%, 07/15/13                                   130             128
         5.875%, 01/15/15                                 4,661           4,475
   L-3 Communications, Ser B
         6.375%, 10/15/15                                 2,829           2,779
   Language Line
         11.125%, 06/15/12                                   50              54
   MAAX (G)
         9.750%, 06/15/12                                   375             188
   Meritage Homes
         7.000%, 05/01/14                                   600             480
   Millar Western Forest
         7.750%, 11/15/13                                   980             774
   Mobile Mini
         6.875%, 05/01/15                                   750             729
   Mobile Services Group (A)
         9.750%, 08/01/14                                   450             450
   Mueller Water Products (A)
         7.375%, 06/01/17                                 1,000             930

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   NCL
         10.625%, 01/15/08                        $         500   $         504
   NTK Holdings (G)
         3.666%, 03/01/14                                   200             123
   Nebraska Book
         8.625%, 03/15/12                                   250             249
   Noble Group (A)
         6.625%, 03/17/15                                   575             535
   Nortek
         8.500%, 09/01/14                                   825             716
   Northwest Airlines (C)
         10.000%, 02/01/09                                   75               7
         8.875%, 06/01/06 (G)                             1,575             154
         7.875%, 03/15/08 (G)                               175              18
         7.625%, 11/15/23                                 1,200             114
   Polypore
         8.750%, 05/15/12                                   175             169
   Propex Fabrics
         10.000%, 12/01/12                                  225             171
   Psychiatric Solutions I
         7.750%, 07/15/15                                 2,125           2,152
   Quality Distributors
         9.000%, 11/15/10                                   825             786
   Quebecor World Capital (A)
         8.750%, 03/15/16                                 3,325           3,017
   RBS Global & Rexnord
         11.750%, 08/01/16 (G)                            1,000           1,065
         9.500%, 08/01/14                                   575             595
         8.875%, 09/01/16                                 1,925           1,935
   RH Donnellley
         8.875%, 10/15/17                                 1,820           1,843
   Rainbow National Services LLC (A)
         10.375%, 09/01/14                                  340             373
         8.750%, 09/01/12                                 1,485           1,541
   Saint Acquisition (A) (G)
         12.500%, 05/15/17                                2,200           1,474
   Seitel
         9.750%, 02/15/14                                 1,500           1,417
   Stallion Oilfield Services (A)
         9.750%, 02/01/15                                 2,700           2,616
   Stone Container (G)
         8.000%, 03/15/17                                 1,675           1,646
   Sunstate Equipment (A)
         10.500%, 04/01/13                                  690             666
   Superior Essex Com & Essex Group
         9.000%, 04/15/12                                   654             646
   Technical Olympic USA (G)
         10.375%, 07/01/12                                  345              94
   Terex
         7.375%, 01/15/14                                 2,178           2,211
   Titan International
         8.000%, 01/15/12                                 2,460           2,454


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         193

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Transdigm
         7.750%, 07/15/14                         $       1,775   $       1,793
   Tube City IMS
         9.750%, 02/01/15                                   800             782
   UCI Holdco PIK (A)
         0.488%, 12/15/07                                   720             684
   United Air Lines (C)
         9.125%, 01/15/12                                 1,075               8
   United Air Lines, Ser 2001-1
         6.201%, 09/01/08                                   627             626
   United Air Lines, Ser 95A1
         9.020%, 04/19/12                                   423             237
   United Air Lines, Ser 95A2
         9.560%, 10/19/18                                   664             372
   United Air Lines, Ser A (C)
         10.670%, 05/01/04                                  525               4
   Vanguard Health Holdings I (B)
         9.132%, 10/01/15                                   250             187
   Vanguard Health Holdings II
         9.000%, 10/01/14                                   950             921
   Visant
         7.625%, 10/01/12                                   510             519
   Wimar Opco LLC (A)
         9.625%, 12/15/14                                 1,050             814
                                                                  --------------
                                                                        107,870
                                                                  --------------
INFORMATION TECHNOLOGY -- 3.6%
   Activant Solution
         9.500%, 05/01/16                                 1,500           1,320
   Advanced Micro Devices (G)
         7.750%, 11/01/12                                 1,032             949
   Amkor Technologies (G)
         9.250%, 06/01/16                                 1,250           1,262
   Compucom Systems
         12.500%, 10/01/15                                  900             857
   Flextronics International (G)
         6.250%, 11/15/14                                 2,250           2,104
   Freescale Semiconductor
         10.125%, 12/15/16 (G)                            5,810           5,403
         9.235%, 12/15/07                                   275             259
         8.875%, 12/15/14 (G)                               920             888
   Freescale Semiconductor PIK
         9.125%, 12/15/14                                 4,475           4,139
   Magnachip Semiconductor (G)
         6.875%, 12/15/11                                   450             367
   NXP Funding LLC
         8.110%, 10/15/13                                 1,000             932
         7.875%, 10/15/14                                 4,325           4,163
         9.500%, 10/15/15 (G)                             4,845           4,518
   Open Solutions (A)
         9.750%, 02/01/15                                 3,520           3,388

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Sanmina-SCI (A) (D) (G)
         8.110%, 12/15/07                         $       2,000   $       1,937
   Sensata Technologies (G)
         8.000%, 05/01/14                                 2,440           2,379
   Smart Modular (D)
         10.860%, 10/01/07                                  670             704
   Sungard Data Systems (G)
         10.250%, 08/15/15                                8,265           8,637
   Viasystems
         10.500%, 01/15/11                                  400             400
                                                                  --------------
                                                                         44,606
                                                                  --------------
MATERIALS -- 8.6%
   AK Steel
         7.750%, 06/15/12                                 1,950           1,974
   Abitibi-Consolidated
         8.550%, 08/01/10                                 1,400           1,155
         6.950%, 04/01/08                                   125             119
   Appleton Papers
         8.125%, 06/15/11                                   425             420
   Appleton Papers, Ser B
         9.750%, 06/15/14                                 1,150           1,147
   Arch Western Finance
         6.750%, 07/01/13                                 7,750           7,595
   Ball
         6.625%, 03/15/18                                 1,250           1,228
   Boise Cascade LLC (D)
         8.235%, 10/15/07                                 1,250           1,250
   Bowater
         9.500%, 10/15/12                                   500             416
         8.694%, 12/15/07 (D)                             2,575           2,176
   Bowater Canada Finance
         7.950%, 11/15/11                                   600             494
   Bway
         10.000%, 10/15/10                                  674             687
   Cascades
         7.250%, 02/15/13                                   655             642
   Catalyst Paper
         7.375%, 03/01/14                                   455             339
   Catalyst Paper, Ser D
         8.625%, 06/15/11                                 1,708           1,332
   Claymont Steel
         8.875%, 02/15/15                                   150             143
   Crown Americas
         7.750%, 11/15/15                                 1,544           1,594
   Crown Cork & Seal
         8.000%, 04/15/23                                 1,325           1,298
   Domtar (G)
         9.500%, 08/01/16                                   275             289
         7.125%, 08/15/15                                 1,725           1,656


--------------------------------------------------------------------------------
194         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Equistar Chemical
         10.625%, 05/01/11                        $       1,013   $       1,059
         10.125%, 09/01/08                                1,051           1,085
   FMG Finance (A)
         10.625%, 09/01/16                                3,105           3,656
         10.000%, 09/01/13                                  400             438
   Freeport-McMoRan Copper & Gold
         8.564%, 04/01/15 (D)                             1,350           1,402
         8.375%, 04/01/17                                 4,125           4,507
   Georgia Gulf (G)
         7.125%, 12/15/13                                   300             264
   Georgia-Pacific
         8.125%, 05/15/11                                 1,140           1,157
         8.000%, 01/15/24 (G)                             1,250           1,219
         7.700%, 06/15/15 (G)                             2,020           2,010
         7.125%, 01/15/17 (A) (G)                         2,265           2,191
         7.000%, 01/15/15 (A)                             2,275           2,218
   Graham Packaging (G)
         9.875%, 10/15/14                                 4,205           4,163
   Huntsman International LLC
         7.875%, 11/15/14                                 1,355           1,443
   Huntsman LLC
         11.500%, 07/15/12                                  905             984
   INEOS Group Holdings PLC (A) (G)
         8.500%, 02/15/16                                 3,145           3,011
   Innophos
         8.875%, 08/15/14                                   550             545
   Innophos Holdings (A)
         9.500%, 04/15/12                                   725             729
   Intertape Polymer
         8.500%, 08/01/14                                   475             442
   Jefferson Smurfit
         8.250%, 10/01/12                                 1,600           1,604
   Lyondell Chemical
         10.500%, 06/01/13                                1,255           1,349
         8.000%, 09/15/14                                   433             476
         6.875%, 06/15/17 (G)                             4,625           5,018
   Macdermid (A) (G)
         9.500%, 04/15/17                                   950             917
   Methanex
         6.000%, 08/15/15                                   175             165
   Millennium America
         7.625%, 11/15/26                                   175             151
   Momentive Performance (A) (G)
         11.500%, 12/01/16                                3,250           3,217
   Mosaic (A)
         7.625%, 12/01/16                                 2,475           2,639
         7.375%, 12/01/14                                   650             683
   Mosaic Global Holdings
         7.300%, 01/15/28                                   350             333
   Nalco (G)
         8.875%, 11/15/13                                 1,905           2,000
         7.750%, 11/15/11                                 2,100           2,142

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Neenah
         9.500%, 01/01/17                         $         475   $         435
   Newark Group
         9.750%, 03/15/14                                   775             744
   Noranda Aluminum Acquisition PIK (A)
         9.360%, 11/18/07                                 1,200           1,128
   Noranda Aluminum Holdings PIK (A)
         11.146%, 11/15/07                                1,050             977
   Novelis
         7.250%, 02/15/15                                 1,000             965
   Owens-Brockway Glass Container
         8.250%, 05/15/13                                 2,195           2,272
         6.750%, 12/01/14                                 1,600           1,578
   P.H. Glatfelter
         7.125%, 05/01/16                                 1,705           1,696
   PNA Group
         10.750%, 09/01/16                                1,325           1,351
   Packaging Dynamics (A)
         10.000%, 05/01/16                                2,170           2,181
   Polyone (G)
         8.875%, 05/01/12                                 2,935           3,023
   Reichhold Industries (A)
         9.000%, 08/15/14                                 1,519           1,534
   Rock-Tenn
         5.625%, 03/15/13                                 2,200           2,062
   Rockwood Specialties Group (G)
         7.500%, 11/15/14                                 1,270           1,267
   Solo Cup
         8.500%, 02/15/14                                 1,100             974
   Solutia (C)
         11.250%, 07/15/09                                1,100           1,117
         7.375%, 10/15/27 (G)                               625             558
   Stelco (D)
         10.824%, 03/31/16                                  200             221
   Terra Capital, Ser B (G)
         7.000%, 02/01/17                                 2,755           2,686
   US Steel
         6.650%, 06/01/37                                   150             138
   Verso Paper Holdings LLC, Ser B (G)
         11.375%, 08/01/16                                  400             421
   Vitro
         9.125%, 02/01/17                                 1,665           1,636
                                                                  --------------
                                                                        108,135
                                                                  --------------
TELECOMMUNICATION SERVICES -- 9.5%
   American Cellular, Ser B
         10.000%, 08/01/11                                  628             656
   American Tower
         7.500%, 05/01/12                                   125             128
         7.125%, 10/15/12                                 1,500           1,534


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         195

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Centennial Communications
         11.110%, 10/01/07 (D)                    $         100   $         103
         10.750%, 12/15/08                                   42              42
         10.125%, 06/15/13                                2,320           2,459
         8.125%, 02/01/14 (G)                             1,400           1,425
   Cincinnati Bell
         7.250%, 07/15/13                                 2,275           2,292
         7.000%, 02/15/15                                   125             121
   Citizens Communications
         9.250%, 05/15/11                                 1,775           1,926
         6.625%, 03/15/15                                 1,480           1,450
   Consolidated Communication Holdings
         9.750%, 04/01/12                                 3,234           3,266
   Cricket Communications I
         9.375%, 11/01/14                                 4,800           4,872
         9.375%, 11/01/14 (A)                             3,800           3,857
   Digicel Limited (A)
         9.250%, 09/01/12                                 2,275           2,338
   Digicel Group (A) (G)
         8.875%, 01/15/15                                 1,920           1,805
   Digicel Group PIK (A) (G)
         0.049%, 01/15/15                                 2,475           2,302
   Dobson Cellular Systems
         9.875%, 11/01/12                                   735             794
         8.375%, 11/01/11 (G)                               250             265
   Dobson Communications
         9.610%, 10/15/07 (D)                               840             855
         8.875%, 10/01/13 (G)                             2,555           2,721
   Embarq
         7.082%, 06/01/16                                 1,175           1,218
   GCI
         7.250%, 02/15/14                                 1,525           1,411
   Hawaiian Telecom Communications, Ser B (G)
         12.500%, 05/01/15                                  325             351
         9.750%, 05/01/13                                   700             716
   IPCS (A) (D)
         7.481%, 11/01/07                                   945             917
   IPCS PIK (A)
         8.606%, 05/01/14                                 1,700           1,666
   Insight Communications (B)
         12.250%, 02/15/11                                1,500           1,549
   Insight Midwest
         9.750%, 10/01/09                                 1,250           1,252
   Intelsat
         9.000%, 06/15/16                                   475             489
         6.500%, 11/01/13                                 2,125           1,615
   Intelsat Bermuda
         11.250%, 06/15/16 (G)                            2,315           2,480
         9.250%, 06/15/16                                   578             600
         8.886%, 02/12/08 (D)                               950             960
   Intelsat Intermediate (B)
         9.461%, 02/01/15                                 2,955           2,430

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Intelsat Sub Holding
         8.625%, 01/15/15 (G)                     $         700   $         714
         8.250%, 01/15/13                                   620             629
   Level 3 Financing
         9.250%, 11/01/14                                 4,460           4,393
         9.150%, 02/15/08 (D)                               125             119
         8.750%, 02/15/17 (G)                               875             844
   MetroPCS Wireless (A)
         9.250%, 11/01/14                                 8,365           8,532
   Nordic Telephone Holdings (A) (G)
         8.875%, 05/01/16                                 2,495           2,632
   Nortel Networks (A) (D)
         9.610%, 10/15/07                                   400             400
   Orascom Telecom Finance (A)
         7.875%, 02/08/14                                 2,275           2,153
   PAETEC Holding (A)
         9.500%, 07/15/15                                 3,160           3,160
   Primus Telecommunications (G)
         8.000%, 01/15/14                                 1,650           1,126
   Qwest
         8.875%, 03/15/12                                 1,575           1,719
         8.610%, 12/15/07 (D)                               896             956
         7.875%, 09/01/11                                   300             315
         7.625%, 06/15/15                                   832             872
         7.500%, 10/01/14                                 1,355           1,409
         7.250%, 09/15/25 to 10/15/35                     1,775           1,720
   Qwest Capital Funding (G)
         7.900%, 08/15/10                                   150             153
   Qwest Communications International
         9.058%, 11/11/07 (D) (G)                         3,779           3,817
         7.500%, 02/15/14 (G)                               550             557
         7.250%, 02/15/11                                   125             126
   Qwest Communications International, Ser B
         7.500%, 02/15/14                                 4,020           4,070
   Rural Cellular
         8.360%, 12/04/07 (A) (D)                           845             866
         8.250%, 03/15/12                                 2,315           2,402
   Securus Technologies (G)
         11.000%, 09/01/11                                  100              86
   Syniverse Technologies, Ser B
         7.750%, 08/15/13                                   150             143
   Telcordia Technologies (A)
         10.000%, 03/15/13                                  450             371
   Telenet Group Holdings (A) (B)
         9.020%, 06/15/14                                 1,071           1,060
   Triton (G)
         8.500%, 06/01/13                                 1,550           1,622
   US Unwired, Ser B
         10.000%, 06/15/12                                  450             483
   Virgin Media Finance PLC
         8.750%, 04/15/14                                 1,700           1,743


--------------------------------------------------------------------------------
196         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   West
         11.000%, 10/15/16 (G)                    $         100   $         105
         9.500%, 10/15/14                                 4,065           4,197
   Wind Acquisition Finance (A)
         10.750%, 12/01/15                                2,820           3,123
   Windstream
         8.625%, 08/01/16 (G)                             6,390           6,845
         8.125%, 08/01/13                                   770             810
         7.000%, 03/15/19                                 1,575           1,536
                                                                  --------------
                                                                        118,673
                                                                  --------------
UTILITIES -- 2.5%
   AES
         9.375%, 09/15/10                                   650             686
         9.000%, 05/15/15 (A)                               675             709
         8.875%, 02/15/11                                 2,325           2,427
         8.750%, 05/15/13                                   250             261
         7.750%, 03/01/14                                 1,450           1,472
   Aquila
         14.875%, 07/01/12                                1,100           1,386
   Calpine Generating (C)
         14.320%, 10/01/07                                  348             127
   Edison Mission Energy (A)
         7.625%, 05/15/27                                   925             893
         7.200%, 05/15/19                                   950             936
         7.000%, 05/15/17 (G)                             4,330           4,265
   Mirant (C)
         0.000%, 07/15/04 (G)                               450              22
         0.000%, 07/15/07                                 1,150              75
         0.000%, 07/15/09                                    50               2
   Mirant Americas Generation LLC
         8.500%, 10/01/21                                 3,372           3,212
         8.300%, 05/01/11                                 1,630           1,646
   Mirant North America LLC
         7.375%, 12/31/13                                 2,735           2,776
   NRG Energy
         7.375%, 02/01/16 to 01/15/17                     6,185           6,191
         7.250%, 02/01/14                                   385             386
   Reliant Energy (G)
         7.625%, 06/15/14                                 1,600           1,612
   Sierra Pacific Resources
         7.803%, 06/15/12                                   450             469
   TXU, Ser P
         5.550%, 11/15/14                                   600             484
   TXU, Ser R (G)
         6.550%, 11/15/34                                   150             118
   Tenaska Alabama (A) (G)
         7.000%, 06/30/21                                   837             841
                                                                  --------------
                                                                         30,996
                                                                  --------------
 Total Corporate Obligations
   (Cost $980,844) ($ Thousands)                                        964,792
                                                                  --------------

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
LOAN PARTICIPATIONS  -- 9.1%

FINANCIALS -- 9.1%
   Advansta, 2nd Lien
         10.320%, 11/30/14                        $       1,250   $       1,200
   Aeroflex
         8.875%, 07/29/14                                   650             614
   Affinion Holding
         11.660%, 03/01/12                                  900             869
   Affinion Holding PIK
         11.660%, 01/24/12                                2,000           1,930
   Allison Transmission Term B Loan (J)
         0.000%, 08/07/14                                 2,200           2,117
   Ameritrade Holding
         7.070%, 12/31/12                                 1,200           1,179
         7.070%, 12/31/12                                   900             884
         7.070%, 12/31/12                                   750             737
   Aramark (D)
         7.360%, 01/26/14                                   853             836
   Aramark LOC (Synthetic)
         7.360%, 01/26/14                                    60              59
   Asurion
         8.320%, 07/02/14                                 1,000             972
   Asurion, 2nd Lien
         12.036%, 07/02/15                                  500             490
         0.000%, 07/07/15 (J)                               722             708
         0.000%, 07/07/15 (J)                               528             517
   BOC Edwards
         11.110%, 05/31/14                                  175             149
         7.360%, 05/31/14                                   150             138
   Boston Generating
         7.600%, 12/19/13                                 2,000           1,959
         0.000%, 06/19/14                                   492             491
   Boston Generating, 1st Lien
         12.350%, 12/21/16                                  160             167
   Boston Generating, 2nd Lien
         9.600%, 06/21/14                                   700             698
         9.570%, 06/18/14                                 1,000             998
   Bresnan Communications, 1st Lien
         7.360%, 03/31/13                                 1,500           1,457
   CCFC
         11.320%, 08/26/09                                2,058           2,114
   Cebridge
         11.371%, 05/05/14                                1,110           1,081
   Cebridge PIK
         11.380%, 05/05/14                                  750             731
   Central Parking
         7.570%, 05/22/14                                 1,216           1,167
   Central Parking LOC (Synthetic)
         7.625%, 05/22/14                                   284             273
   Century Cable
         10.250%, 06/30/09                                    3               3


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         197

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Charter, 3rd Lien
         7.860%, 09/06/14                         $       1,200   $       1,149
         7.850%, 03/01/14                                   500             479
   Claire's Stores
         8.110%, 05/29/13 to 05/07/14                       825             769
   Community Health Systems
         7.756%, 07/02/14                                 1,876           1,840
         0.000%, 07/13/14 (I)                               124              --
   Cooper Standard
         7.875%, 12/23/11                                 2,216           2,164
   Dae Aviation Holdings Term B Loan (J)
         0.000%, 07/31/14                                   573             572
         0.000%, 07/31/14                                   757             756
         0.000%, 07/31/14                                   669             662
   Delta, 2nd Lien
         8.605%, 04/30/14                                   225             218
   Dresser Rand, 1st Lien
         7.860%, 05/04/14                                   825             804
   Dresser Rand, 2nd Lien
         11.110%, 05/04/15                                1,500           1,470
   Entegra PIK
         11.340%, 04/04/15                                  225             215
   Entegra PIK, 3rd Lien
         11.340%, 04/19/15                                1,083           1,036
         11.340%, 04/19/15                                  450             431
   First Data (J)
         0.000%, 09/24/14                                   850             816
         0.000%, 09/24/14                                 2,300           2,230
         0.000%, 09/24/14                                 2,300           2,208
         0.000%, 09/24/14                                   680             653
         0.000%, 09/24/14                                 2,045           1,963
         0.000%, 09/24/14                                   300             288
   Georgia Pacific
         7.340%, 02/14/13                                   375             368
   Georgia Pacific, Ser B
         7.485%, 02/14/13                                   991             972
   Green Valley Ranch Gaming, 2nd Lien
         8.791%, 08/06/14                                 2,000           1,895
   HCA, Ser B
         7.614%, 11/15/14                                 1,993           1,927
   Hertz
         7.282%, 12/31/12                                   212             208
   Hertz LOC (Synthetic)
         7.110%, 02/08/12                                   152             151
         7.110%, 02/08/12                                    38              38
         0.000%, 02/08/12 (J)                                61              60
   Hertz Term B Loan (J)
         0.000%, 12/31/12                                   186             183
         0.000%, 12/31/12                                    20              19
         0.000%, 12/31/12                                   133             131
   Hertz, 2nd Lein
         7.110%, 12/31/12                                   848             833

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   IM US Holdings LLC, 2nd Lien
         0.000%, 06/26/15                         $       1,000   $         995
   Iasis Healthcare
         10.610%, 06/15/14                                2,053           1,930
   Idearc, Ser B
         7.350%, 11/15/14                                 3,483           3,418
   Infor Global Solutions Term B Loan (J)
         0.000%, 09/02/12                                 1,000             965
   Infor Global Solutions Term Loan
         11.610%, 03/02/14                                  750             716
   Insight Midwest Holdings LLC
         7.360%, 04/06/14                                 1,375           1,345
   Intelsat Bermuda
         7.855%, 02/02/14                                 1,875           1,848
   JG Wentworth, 1st Lein
         7.600%, 04/04/14                                 1,025             971
   KAR Holding
         7.570%, 04/20/14                                 1,225           1,183
   McKechnie Aerospace
         10.340%, 05/11/15                                  450             417
         7.340%, 05/11/14                                   225             215
         0.000%, 05/11/15                                   250             231
   McKechnie Aerospace, 1st Lien
         7.360%, 05/11/14                                   325             310
   Metroflag, 2nd Lien
         14.803%, 07/06/08                                  300             300
   Murray
         13.900%, 01/31/11                                2,027           2,098
   NASDAQ Stock Market Term Loan
         7.315%, 11/20/13                                   600             594
   NRG Holdings Term Loan
         0.000%, 05/04/14 (I)                             1,000              --
         0.000%, 06/08/14 (J)                               750             733
    Nalco, Ser B
         7.163%, 11/04/10                                   927             919
   Nielsen Finance
         8.190%, 08/09/13                                   744             721
   Northwest Airlines
         7.150%, 08/21/08                                 1,485           1,418
   Oshkosh Truck
         7.110%, 12/06/13                                 1,000             985
   PAETEC Holdings
         8.065%, 02/28/13                                   644             636
   Penhall
         12.824%, 03/28/12                                  625             625
   Pinnacle Foods
         8.099%, 04/02/14                                 1,025             990
   Proquest
         8.328%, 02/09/14                                   800             784
   Proquest, 2nd Lien
         11.090%, 02/09/16                                1,200           1,179


--------------------------------------------------------------------------------
198         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   RE/MAX International
         7.070%, 12/15/07                         $       1,734   $       1,696
   Reader's Digest Association
         7.339%, 03/02/14                                 1,197           1,129
   Remax International Term Loan (I)
         0.000%, 12/15/07                                   267               6
   Resolute Aneth LLC, 2nd Lien
         9.860%, 06/27/13                                 1,500           1,440
   Rexnord
         12.360%, 02/20/13                                2,076           2,032
   Reynolds & Reynolds Term Loan (J)
         0.000%, 04/01/14                                   800             796
   Reynolds & Reynolds, 3rd Lien
         12.860%, 04/01/14 to 04/24/14                    1,800           1,791
   Sandridge
         8.625%, 04/01/15                                 1,050           1,034
   Seminole Tribe of Florida
         6.875%, 03/05/14                                    81              80
   Seminole Tribe of Florida, Term 2 Loan
         6.875%, 03/05/14                                   547             541
   Seminole Tribe of Florida, Term 3 Loan
         6.875%, 03/05/14                                   541             536
   Seminole Tribe of Florida,
      Term B Loan (I)
         0.000%, 03/05/14                                    81               1
   Simmons Holdco
         10.650%, 02/15/12                                1,500           1,380
         10.648%, 02/15/12                                1,145           1,053
   Sorenson Communications, 2nd Lien
         12.360%, 02/16/14                                1,250           1,250
   Surgical Care Affiliates
         7.570%, 12/29/14                                 1,500           1,410
   TL Acquisitions
         0.709%, 06/29/14                                   850             825
   TPF Generation Holdings LLC
         9.620%, 12/15/14                                 1,750           1,654
   Town Sports International
         7.500%, 08/27/13                                   250             237
   Tropicana Entertainment
         7.850%, 12/31/11                                 1,465           1,414
   UPC Financing Partnership
         7.080%, 04/01/13                                 1,000             953
         7.080%, 12/31/13                                 1,000             953
   Univision Communications
         7.605%, 09/15/14                                 1,879           1,776
         7.570%, 03/15/14                                   940             888
         0.406%, 09/29/14                                   425             404
         0.000%, 03/15/14 (I)                                60               3
         0.000%, 09/15/14 (I)                               121               7
   VWR International, 2nd Lien
         7.860%, 06/29/14                                 2,000           1,852
   Venoco
         10.000%, 03/30/11                                  150             148
         9.875%, 05/07/14                                   375             369

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Verint Systems
         8.090%, 05/09/14                               $ 2,000         $ 1,945
   WideOpenWest Finance LLC
         7.830%, 06/18/14                                 1,000             958
   WideOpenWest Finance LLC, 2nd Lien
         11.610%, 06/18/15                                1,000             940
   Wind Acquisition Holdings
         12.610%, 12/21/11                                  749             756
         12.609%, 12/12/11                                2,540           2,566
                                                                  --------------
Total Loan Participations
   (Cost $116,014) ($ Thousands)                                        113,395
                                                                  --------------
COLLATERALIZED LOAN OBLIGATIONS -- 5.5%
FINANCIALS -- 5.5%
   Ares IIIR, Ser 2007-1A, Cl SUB
         13.800%, 04/16/21                                3,800           3,040
   Ares VR, Ser 2006-1A, Cl SUB (A)
         10.490%, 02/24/18                                7,000           4,900
   Babson, Ser 2007-2A, Cl INC
         5.374%, 04/15/21                                 2,500           2,125
   CIFC Funding 2007-IV
         0.000%,                                          1,000           1,000
   CIFC Funding, Ser 2006-I (A) (D)
         13.290%, 10/20/20                                2,300           2,070
   CIFC Funding, Ser 2006-II (A) (D)
         13.770%, 03/01/21                                3,000           2,700
   CIFC Funding, Ser 2007-2A,
      Cl SUB (A)
         0.000%, 04/15/21                                 2,700           2,376
   Capitalsource Advisors,
      Ser 2006-1A, Cl SUB (A)
         0.000%, 08/27/20                                 3,200           2,784
   Copper River, Ser 2006-1A, Cl INC
         0.000%, 01/20/21                                 3,000           2,679
   De Meer Middle Market,
      Ser 2006-1A, Cl INC
         0.000%, 10/20/18                                 2,171           1,830
   Denali Capital VII, Ser 2007-1A, Cl INC
         10.780%, 01/22/22                                2,200           2,090
   Gale Force, Ser 2007-4A, Cl E
         11.924%, 11/20/07                                1,100             984
   Gale Force, Ser 2007-4A, Cl INC
         0.000%, 08/20/21                                 1,500           1,305
   Gleneagles, Ser AI (D)
         12.940%, 11/01/17                                6,500           5,911
   Golden Tree Loan Opportunities III,
      Ser 2007-3A, Cl SUB
         0.000%, 05/01/22                                 3,400           2,635
   ING Investment Management I (A) (D)
         0.000%, 12/01/17                                12,500           9,250
   ING Investment Management II (A) (D)
         11.120%, 08/01/20                                5,600           4,760


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         199

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                       ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   ING Investment Management VI
         0.000%,                                  $       2,400   $       2,327
   Lightpoint, Ser 2006-4A, Cl IN (A)
         0.000%, 04/15/18                                 2,500           1,442
   Marathon, Ser 2005-2A, Cl INC (A)
         11.520%, 12/20/19                                3,000           2,520
   Marlborough Street, Ser 2007-1A, Cl INC
         0.000%, 04/18/19                                 2,400           1,896
   Stanfield Bristol, Ser 2005-1A,
      Cl SUB (A)
         0.000%, 10/15/19                                 6,300           4,095
   Stanfield Veyron, Ser 2006-1A, Cl SUB
         9.060%, 07/15/18                                 2,300           1,702
   Tralee, Ser 2007-1A, Cl SUB
         0.000%, 04/16/22                                 2,700           2,241
                                                                  --------------
Total Collateralized Loan Obligations
   (Cost $77,247) ($ Thousands)                                          68,662
                                                                  --------------
COLLATERALIZED DEBT OBLIGATIONS -- 1.4%

FINANCIALS -- 1.4%
   Carlyle High Yield Partners,
      Ser 2006-8A, Cl N
         0.000%, 05/21/21                                 3,700           2,553
   Connecticut Valley Structured Credit,
      Ser 2006-3A, Cl NOTE (A)
         10.930%, 03/23/23                                2,200           1,617
   Peritus I (E)
         9.000%, 05/24/15                                 3,750           1,312
   Peritus I, Ser 2005-1A, Cl C (A) (E)
         9.000%, 05/24/15                                13,848          11,356
                                                                  --------------
Total Collateralized Debt Obligations
   (Cost $19,144) ($ Thousands)                                          16,838
                                                                  --------------
ASSET-BACKED SECURITY (A)(D)(H) -- 0.2%

MORTGAGE RELATED SECURITY -- 0.2%
   Duke Funding, Ser 2004-6B,
      Cl A1S1
         5.430%, 10/09/07                                 2,072           2,072
                                                                  --------------
Total Asset-Backed Security
   (Cost $2,072) ($ Thousands)                                            2,072
                                                                  --------------

CONVERTIBLE BONDS -- 0.1%
   Adelphia Recovery Trust, Ser ACC-1
      (escrow security)
         0.000%, 02/15/04                                   395              --
   American Tower
         7.000%, 10/15/17                                   250             251
   Flextronics CV to 64.4122 (G)
         1.000%, 08/01/10                                 1,265           1,205

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                ($ Thousands)/Shares    ($ Thousands)
--------------------------------------------------------------------------------
   Huntsman CV to 1.7674
         5.000%, 02/16/08                         $           1   $          30
   Mirant CV to 14.7167 (C) (G)
         2.500%, 06/15/21                                 2,200             110
                                                                  --------------
Total Convertible Bonds
   (Cost $1,610) ($ Thousands)                                            1,596
                                                                  --------------
COMMON STOCK -- 0.3%
   Armstrong World Industries*                            6,214             252
   Core-Mark Holding*                                    13,788             486
   Delta Air Lines*                                      21,231             381
   Huntsman                                               8,061             214
   Northwest Airlines*                                   75,549           1,345
   Owens Corning (G)*                                    28,933             725
   Portland General Electric                                520              14
   Shreveport Gaming Holdings (G)*                       13,948             279
   Time Warner Cable, Cl A*                               7,862             258
   UAL (G)*                                               3,269             152
   Winn-Dixie Stores (G)*                                 8,445             158
                                                                  --------------
Total Common Stock
   (Cost $3,913) ($ Thousands)                                            4,264
                                                                  --------------
PREFERRED STOCK -- 0.3%
   ION Media PIK, 14.250%*                                    1               4
   Rockwall Investors, 12.030%*                       4,000,000           3,200
   Rural Cellular PIK, 12.250%*                             374             467
                                                                  --------------
Total Preferred Stock
   (Cost $3,974) ($ Thousands)                                            3,671
                                                                  --------------

                                                     Number of
                                                      Warrants
                                                  ------------
WARRANTS -- 0.0%
   Grande Communications,
      Expires 04/01/11*                                     850               8
                                                                  --------------
Total Warrants
   (Cost $8) ($ Thousands)                                                    8
                                                                  --------------

CASH EQUIVALENTS**++ -- 20.6%
   SEI Daily Income Trust, Prime
      Obligation Fund,
      Cl A, 5.350%                                   81,374,879          81,375
   SEI Liquidity Fund LP,
      5.367% (H)                                    175,957,828         175,958
                                                                  --------------
Total Cash Equivalents
   (Cost $257,333) ($ Thousands)                                        257,333
                                                                  --------------
   Total Investments -- 114.8%
   (Cost $1,462,159) ($ Thousands)                                $   1,432,631
                                                                  ==============


--------------------------------------------------------------------------------
200          SEI Institutional Managed Trust / Annual Report /September 30, 2007

--------------------------------------------------------------------------------
Description
--------------------------------------------------------------------------------

Percentages are based on Net Assets of $1,247,613 ($ Thousands).

*     Non-Income Producing Security.

**    Rate shown is the 7-day effective yield as of September 30, 2007.

+     Real Estate Investment Trust.

++    Investment in Affiliated Security (see Note 3).

(A) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B) Step Bonds -- The rate reflected on the Schedule of Investments is the effective yield on September 30, 2007. The coupon on a step bond changes on a specified date.

(C)   Security in default on interest payments.

(D) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2007. The date reported on the Schedule of Investments is the next reset date.

(E) Securities considered illiquid. The total market value of such securities as of September 30, 2007 was $12,668 ($ Thousands) and represented 1.02% of Net Assets.

(F) This security is being held in lieu of possible future payments for a default resolution.

(G) This security or a partial position of this security is on loan at September 30, 2007 (see Note 7). The total market value of securities on loan at September 30, 2007 was $171,365 ($ Thousands).

(H) This security was purchased with cash collateral held from securities on loan (see Note 7). The total market value of such securities as of September 30, 2007 was $181,070 ($ Thousands).

(I)   Unfunded bank loan. Interest rate is not available.

(J)   Unsettled bank loan. Interest rate is not available.

Cl -- Class
CV -- Convertible Security
EXL -- Extendable Maturity
LLC -- Limited Liability Company
LOC -- Letter of Credit
LP -- LImited Partnership
MTN -- Medium Term Note
PCS -- Personal Communications Service
PIK -- Payment-in-Kind
PLC -- Public Limited Company
Ser -- Series

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         201

Statements of Assets and Liabilities ($ Thousands)

September 30, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                       LARGE CAP                LARGE CAP              TAX-MANAGED
                                                                      VALUE FUND              GROWTH FUND           LARGE CAP FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
      Investments at value+                                         $  3,612,653 *          $   3,560,163 *           $  2,820,972 *
      Affiliated investment, at value++                                  436,097                  510,847                  452,073
      Cash                                                                    69                        4                       25
      Foreign currency, at value+++                                           --                       --                       --
      Restricted cash held for securities sold short                          --                       --                       --
      Receivable for investment securities sold                           15,889                   11,823                   18,473
      Receivable for fund shares sold                                      4,178                    3,449                      897
      Dividends and interest receivable                                    5,269                    2,108                    2,944
      Receivable for variation margin                                          2                       --                       --
      Unrealized gain on foreign spot currency contracts                      --                       --                       --
      Prepaid expenses                                                        17                       13                       10
------------------------------------------------------------------------------------------------------------------------------------
      Total Assets                                                     4,074,174                4,088,407                3,295,394
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
      Payable upon return on securities loaned                           402,753                  411,641                  374,082
      Payable for securities sold short++++                                   --                       --                       --
      Payable for investment securities purchased                         16,894                   14,796                   19,364
      Payable for fund shares redeemed                                     6,485                   10,701                    1,909
      Payable for variation margin                                           113                      389                      317
      Administration fees payable                                          1,032                    1,021                      812
      Investment advisory fees payable                                       839                    1,004                      723
      Shareholder servicing fees payable A                                   619                      462                      426
      Shareholder servicing fees payable I                                     6                        5                       --
      Shareholder servicing fees payable Y                                    --                       --                        1
      Chief Compliance Officer fees payable                                    6                        4                        4
      Administration servicing fees payable Class I                            5                        4                       --
      Trustees fees payable                                                    1                        1                        1
      Payable to custodian                                                    --                       --                       --
      Swap contracts, at value+++++                                           --                       --                       --
      Options written, at value#                                              --                       --                       --
      Unrealized loss on foreign spot currency contracts                      --                       --                       --
      Accrued expense payable                                                229                      220                      178
------------------------------------------------------------------------------------------------------------------------------------
      Total Liabilities                                                  428,982                  440,248                  397,817
------------------------------------------------------------------------------------------------------------------------------------
      Net Assets                                                    $  3,645,192            $   3,648,159             $  2,897,577
====================================================================================================================================
    + Cost of investments                                              2,804,656                2,743,607                2,083,636
   ++ Cost of affiliated investments                                     436,097                  510,847                  452,073
  +++ Cost of foreign currency                                                --                       --                       --
 ++++ Proceeds from securities sold short                                     --                       --                       --
+++++ Premiums received/paid                                                  --                       --                       --
    # Premiums received                                                       --                       --                       --
    * Includes market value of securities on loan                        390,549                  400,738                  363,051

NET ASSETS:
      Paid-in-Capital (unlimited authorization -- no par
         value)                                                     $  2,553,963            $   3,975,561             $  2,461,379
      Undistributed (distributions in excess of)/
         (Accumulated net investment income loss) net
         investment income                                                14,943                    2,335                    6,748
      Accumulated net realized gain (loss) on
         investments, securities sold short, option
         contracts, futures, swaps and foreign currency                  267,447               (1,147,266)                (310,500)
      Net unrealized appreciation on investments,
         securities sold short and option contracts                      807,997                  816,556                  737,336
      Net unrealized appreciation on futures contracts                       842                      973                    2,614
      Net unrealized depreciation on swap contracts                           --                       --                       --
      Net unrealized appreciation (depreciation ) on
         forward foreign currency contracts, foreign
         currencies and translation of other assets and
         liabilities denominated in foreign currencies                        --                       --                       --
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                          $  3,645,192            $   3,648,159             $  2,897,577
====================================================================================================================================
Net Asset Value, Offering and Redemption Price Per Share
   -- Class A                                                       $      23.97            $       23.74             $      14.70
                                                                ($3,616,120,211/         ($3,622,963,189/         ($2,892,866,303/
                                                             150,875,810 shares)      152,621,014 shares)      196,797,414 shares)
====================================================================================================================================
Net Asset Value, Offering and Redemption Price Per Share
   -- Class E                                                               N/A                       N/A                      N/A

====================================================================================================================================
Net Asset Value, Offering and Redemption Price Per Share
   -- Class I                                                       $      23.95            $       23.48                      N/A
                                                                   ($29,071,971/            ($25,195,525/
                                                               1,213,992 shares)        1,072,978 shares)
====================================================================================================================================
Net Asset Value, Offering and Redemption Price Per Share
   -- Class Y                                                                N/A                      N/A             $      14.87
                                                                                                                      ($4,710,788/
                                                                                                                    316,784 shares)
====================================================================================================================================

Amounts designated as "--" are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
202         SEI Institutional Managed Trust / Annual Report / September 30, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                           LARGE CAP DIVERSIFIED                 S&P 500                 SMALL CAP
                                                                      ALPHA FUND              INDEX FUND                VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
      Investments at value+                                         $  1,789,571            $  1,689,504 *            $  1,117,161 *
      Affiliated investment, at value++                                  187,540                 204,624                   363,629
      Cash                                                                   810                      48                        27
      Foreign currency, at value+++                                           --                      --                        --
      Restricted cash held for securities sold short                         589                      --                        --
      Receivable for investment securities sold                           11,893                   1,145                    14,059
      Receivable for fund shares sold                                      2,035                     398                       613
      Dividends and interest receivable                                    2,432                   2,068                     1,595
      Receivable for variation margin                                         79                      --                        --
      Unrealized gain on foreign spot currency contracts                      --                      --                        --
      Prepaid expenses                                                         5                      16                         5
------------------------------------------------------------------------------------------------------------------------------------
      Total Assets                                                     1,994,954               1,897,803                 1,497,089
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
      Payable upon return on securities loaned                                --                 157,320                   344,652
      Payable for securities sold short++++                              238,130                      --                        --
      Payable for investment securities purchased                         92,777                     850                    14,028
      Payable for fund shares redeemed                                       730                   2,645                     1,022
      Payable for variation margin                                         1,536                     235                       160
      Administration fees payable                                            461                     264                       323
      Investment advisory fees payable                                       640                      42                       600
      Shareholder servicing fees payable A                                   117                      84                       104
      Shareholder servicing fees payable I                                     1                       2                         3
      Shareholder servicing fees payable Y                                    --                      --                        --
      Chief Compliance Officer fees payable                                    2                       5                         2
      Administration servicing fees payable Class I                            1                       3                         3
      Trustees fees payable                                                   --                      --                        --
      Payable to custodian                                                    --                      --                        --
      Swap contracts, at value+++++                                        5,581                      --                        --
      Options written, at value#                                              42                      --                        --
      Unrealized loss on foreign spot currency contracts                      --                      --                        --
      Accrued expense payable                                                 95                     187                        76
------------------------------------------------------------------------------------------------------------------------------------
      Total Liabilities                                                  340,113                 161,637                   360,973
------------------------------------------------------------------------------------------------------------------------------------
      Net Assets                                                    $  1,654,841            $  1,736,166              $  1,136,116
====================================================================================================================================
    + Cost of investments                                              1,641,926                 744,412                   993,600
   ++ Cost of affiliated investments                                     187,540                 204,624                   363,629
  +++ Cost of foreign currency                                                --                      --                        --
 ++++ Proceeds from securities sold short                                233,795                      --                        --
+++++ Premiums received/paid                                              (3,135)                     --                        --
    # Premiums received                                                       (7)                     --                        --
    * Includes market value of securities on loan                             --                 152,953                   330,189

NET ASSETS:
      Paid-in-Capital (unlimited authorization -- no par
         value)                                                     $  1,461,156            $    712,828              $    892,411
      Undistributed (distributions in excess of)/
        (Accumulated net investment income loss) net
        investment income                                                  4,550                   7,544                      (898)
      Accumulated net realized gain (loss) on
         investments, securities sold short, option
         contracts, futures, swaps and foreign currency                   37,805                  69,034                   120,336
      Net unrealized appreciation on investments,
         securities sold short and option contracts                      143,275                 945,092                   123,561
      Net unrealized appreciation on futures contracts                    10,502                   1,668                       706
      Net unrealized depreciation on swap contracts                       (2,446)                     --                        --
      Net unrealized appreciation (depreciation) on
         forward foreign currency contracts, foreign
         currencies and translation of other assets and
         liabilities denominated in foreign currencies                        (1)                     --                        --
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                          $  1,654,841            $  1,736,166              $  1,136,116
====================================================================================================================================
Net Asset Value, Offering and Redemption Price Per Share
   -- Class A                                                       $      11.78            $      44.71              $      21.26
                                                                ($1,654,323,745/          ($650,792,208/          ($1,122,026,942/
                                                             140,424,761 shares)      14,556,470 shares)        52,767,611 shares)
====================================================================================================================================
Net Asset Value, Offering and Redemption Price Per Share
   -- Class E                                                                N/A            $      44.85                       N/A
                                                                                        ($1,072,140,875/
                                                                                      23,905,034 shares)
====================================================================================================================================
Net Asset Value, Offering and Redemption Price Per Share
   -- Class I                                                       $      11.78            $      44.74              $      21.17
                                                                      ($517,084/           ($13,232,852/             ($14,089,535/
                                                                  43,905 shares)         295,754 shares)           665,618 shares)
====================================================================================================================================
Net Asset Value, Offering and Redemption Price Per Share
   -- Class Y                                                                N/A                     N/A                       N/A
====================================================================================================================================

---------------------------------------------------------------------------------------------------------
                                                                      SMALL CAP             TAX-MANAGED
                                                                    GROWTH FUND          SMALL CAP FUND
---------------------------------------------------------------------------------------------------------
ASSETS:
      Investments at value+                                           1,150,781 *  $            402,009*
      Affiliated investment, at value++                                 399,232                 125,700
      Cash                                                                   --                     349
      Foreign currency, at value+++                                           4                      --
      Restricted cash held for securities sold short                         --                      --
      Receivable for investment securities sold                          19,066                   2,342
      Receivable for fund shares sold                                       650                     218
      Dividends and interest receivable                                   1,602                     354
      Receivable for variation margin                                        --                      --
      Unrealized gain on foreign spot currency contracts                      2                      --
      Prepaid expenses                                                        4                       1
---------------------------------------------------------------------------------------------------------
      Total Assets                                                    1,571,341                 530,973
---------------------------------------------------------------------------------------------------------
LIABILITIES:
      Payable upon return on securities loaned                          382,910                 109,875
      Payable for securities sold short++++                                  --                      --
      Payable for investment securities purchased                        22,362                   3,450
      Payable for fund shares redeemed                                      931                     216
      Payable for variation margin                                           75                      87
      Administration fees payable                                           327                     117
      Investment advisory fees payable                                      601                     170
      Shareholder servicing fees payable A                                   98                      82
      Shareholder servicing fees payable I                                    2                      --
      Shareholder servicing fees payable Y                                   --                      --
      Chief Compliance Officer fees payable                                   2                       1
      Administration servicing fees payable Class I                           2                      --
      Trustees fees payable                                                  --                      --
      Payable to custodian                                                  617                      --
      Swap contracts, at value+++++                                          --                      --
      Options written, at value#                                             --                      --
      Unrealized loss on foreign spot currency contracts                     14                      --
      Accrued expense payable                                                77                      30
---------------------------------------------------------------------------------------------------------
      Total Liabilities                                                 408,018                 114,028
---------------------------------------------------------------------------------------------------------
      Net Assets                                           $          1,163,323    $            416,945
=========================================================================================================
    + Cost of investments                                             1,027,287                 332,391
   ++ Cost of affiliated investments                                    399,232                 125,700
  +++ Cost of foreign currency                                                4                      --
 ++++ Proceeds from securities sold short                                    --                      --
+++++ Premiums received/paid                                                 --                      --
    # Premiums received                                                      --                      --
    * Includes market value of securities on loan                       367,102                 106,335

NET ASSETS:
      Paid-in-Capital (unlimited authorization -- no par
         value)                                            $            983,397    $            327,762
      Undistributed (distributions in excess of)/
        (Accumulated net investment income loss) net
        investment income                                                (1,655)                     85
      Accumulated net realized gain (loss) on
         investments, securities sold short, option
         contracts, futures, swaps and foreign currency                  57,707                  19,025
      Net unrealized appreciation on investments,
         securities sold short and option contracts                     123,494                  69,618
      Net unrealized appreciation on futures contracts                      324                     455
      Net unrealized depreciation on swap contracts                          --                      --
      Net unrealized appreciation (depreciation ) on
         forward foreign currency contracts, foreign
         currencies and translation of other assets and
         liabilities denominated in foreign currencies                       56                      --
---------------------------------------------------------------------------------------------------------
Net Assets                                                 $          1,163,323    $            416,945
=========================================================================================================
Net Asset Value, Offering and Redemption Price Per Share
   -- Class A                                              $              21.91    $              14.14
                                                               ($1,153,999,911/          ($416,945,235/
                                                             52,659,311 shares)      29,485,536 shares)
=========================================================================================================
Net Asset Value, Offering and Redemption Price Per Share
   -- Class E                                                               N/A                     N/A
=========================================================================================================
Net Asset Value, Offering and Redemption Price Per Share
   -- Class I                                              $              21.57                     N/A
                                                                   ($9,322,933/
                                                                432,197 shares)
=========================================================================================================
Net Asset Value, Offering and Redemption Price Per Share
   -- Class Y                                                               N/A                     N/A
=========================================================================================================


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         203

Statements of Assets and Liabilities ($ Thousands)

September 30, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                                SMALL/MID CAP            MID-CAP        U.S. MANAGED
                                                                       DIVERSIFIED ALPHA FUND               FUND     VOLATILITY FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
      Investments at value+                                                         $ 142,157       $    179,921         $   554,307
      Repurchase agreement+                                                                --                 --                  --
      Affiliated investment, at value++                                                10,566              2,936              30,821
      Cash                                                                                 --                 26                 100
      Foreign currency, at value+++                                                        --                 --                  --
      Cash collateral on futures                                                           --                 --                  --
      Restricted Cash held for Securities Sold Short                                      390                 --                  --
      Receivable for investment securities sold                                        12,886              3,140
      Receivable for fund shares sold                                                     215                516                 931
      Dividends and interest receivable                                                   253                180                 660
      Receivable for variation margin                                                       7                 --                  --
      Unrealized appreciation on futures                                                   --                 --                  --
      Unrealized gain on forward foreign currency contracts                                --                 --                  --
      Prepaid Expenses                                                                     11                 --                  --
------------------------------------------------------------------------------------------------------------------------------------
      Total Assets                                                                    166,485            186,719             586,819
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
      Payable upon return on securities loaned                                             --                 --                  --
      Payable for securities sold short++++                                             7,706                 --                  --
      Payable for investment securities purchased                                      25,493              3,189                  --
      Payable for fund shares redeemed                                                     35                 75                 374
      Payable for variation margin                                                        168                  9                  98
      Administration fees payable                                                          36                 52                 164
      Investment advisory fees payable                                                     61                 59                 184
      Shareholder servicing fees payable A                                                 15                 33                 110
      Shareholder servicing fees payable I                                                 --                 --                  --
      Chief Compliance Officer fees payable                                                --                 --                   1
      Administration servicing fees payable Class I                                        --                 --                  --
      Payable to custodian                                                                 17                 --                  --
      Income distribution payable                                                          --                 --                  --
      Swap contracts, at value+++++                                                     2,229                 --                  --
      Options written, at value#                                                            7                 --                  --
      Swaptions written, at value@                                                         --                 --                  --
      Unrealized loss on forward foreign currency contracts                                --                 --                  --
      Unrealized loss on futures                                                           --                 --                  --
      Unrealized loss on foreign spot currency contracts                                    1                 --                  --
      Accrued expense payable                                                              10                 15                  29
------------------------------------------------------------------------------------------------------------------------------------
      Total Liabilities                                                                35,778              3,432                 960
------------------------------------------------------------------------------------------------------------------------------------
      Net Assets                                                                    $ 130,707       $    183,287         $   585,859
------------------------------------------------------------------------------------------------------------------------------------
    + Cost of investments and repurchase agreements                                   141,479            172,700             505,815
   ++ Cost of affiliated investments                                                   10,566              2,936              30,821
  +++ Cost of foreign currency                                                             --                 --                  --
 ++++ Proceeds from securities sold short                                              (8,591)                --                  --
+++++ Premiums received/paid                                                           (1,073)                --                  --
    # Premiums received                                                                    (1)                --                  --
    @ Premiums received                                                                    --                 --                  --
    * Includes market value of securities on loan                                          --                 --                  --

NET ASSETS:
      Paid-in-Capital (unlimited authorization -- no par value)                     $ 131,417       $    159,306         $   519,887
      Undistributed (distributions in excess of) net investment income                     29                 38                 944
      Accumulated net realized gain (loss) on investments, securities sold short, option contracts, futures, swaps, swaptions
         and foreign currency                                                          (1,277)            16,652              15,807
      Net unrealized appreciation (depreciation) on investments,
         securities sold short and option contracts                                     1,557              7,221              48,492
      Net unrealized appreciation (depreciation) on futures contracts                     137                 70                 729
      Net unrealized depreciation on swap contracts                                    (1,156)                --                  --
      Net unrealized depreciation on swaptions                                             --                 --                  --
      Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation
         of other assets and liabilities denominated in foreign currencies                 --                 --                  --
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                          $ 130,707       $    183,287         $   585,859
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share -- Class A                 $   10.10       $      22.22         $     13.45
                                                                              ($130,706,938 /    ($183,286,934 /     ($585,858,420 /
                                                                           12,938,712 shares)  8,250,400 shares)  43,565,914 shares)
====================================================================================================================================
Net Asset Value, Offering and Redemption Price Per Share -- Class I                       N/A                N/A         $     13.43
                                                                                                                             ($997 /
                                                                                                                          74 shares)
====================================================================================================================================

Amounts designated as "--" are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
204         SEI Institutional Managed Trust / Annual Report / September 30, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                             GLOBAL MANAGED         REAL ESTATE            ENHANCED
                                                                            VOLATILITY FUND                FUND         INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
      Investments at value+                                                       $ 264,996            $238,794*          $ 587,154
      Repurchase agreement+                                                              --                  --              12,800
      Affiliated investment, at value++                                               8,158              79,682              35,252
      Cash                                                                            1,257                   2                 462
      Foreign currency, at value+++                                                     880                  --                  --
      Cash collateral on futures                                                         --                  --                 410
      Restricted Cash held for Securities Sold Short                                     --                  --                  --
      Receivable for investment securities sold                                          --                 570               4,195
      Receivable for fund shares sold                                                   879                 420               2,188
      Dividends and interest receivable                                                 763                 991               3,681
      Receivable for variation margin                                                     7                  --             181,872
      Unrealized appreciation on futures                                                 --                  --                  --
      Unrealized gain on forward foreign currency contracts                             336                  --               3,384
      Prepaid Expenses                                                                   --                   1                   1
------------------------------------------------------------------------------------------------------------------------------------
      Total Assets                                                                  277,276             320,460             831,399
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
      Payable upon return on securities loaned                                           --              72,825                  --
      Payable for securities sold short++++                                              --                  --                  --
      Payable for investment securities purchased                                        --               2,178              19,427
      Payable for fund shares redeemed                                                  401                 235               2,149
      Payable for variation margin                                                       24                  --             150,485
      Administration fees payable                                                        --                  68                 176
      Investment advisory fees payable                                                   97                 120                  96
      Shareholder servicing fees payable A                                               55                  25                  --
      Shareholder servicing fees payable I                                               --                  --                  --
      Chief Compliance Officer fees payable                                              --                   1                  --
      Administration servicing fees payable Class I                                      78                  --                  --
      Payable to custodian                                                               --                  --                  --
      Income distribution payable                                                        --                  --                  --
      Swap contracts, at value+++++                                                      --                  --               1,260
      Options written, at value#                                                         --                  --                  --
      Swaptions written, at value@                                                       --                  --                  --
      Unrealized loss on forward foreign currency contracts                             838                  --               5,524
      Unrealized loss on futures                                                         --                  --              31,305
      Unrealized loss on foreign spot currency contracts                                 --                  --                  --
      Accrued expense payable                                                            34                  17                  35
------------------------------------------------------------------------------------------------------------------------------------
      Total Liabilities                                                               1,527              75,469             210,457
------------------------------------------------------------------------------------------------------------------------------------
      Net Assets                                                                  $ 275,749            $244,991           $ 620,942
------------------------------------------------------------------------------------------------------------------------------------
    + Cost of investments and repurchase agreements                                 250,634             207,105             614,924
   ++ Cost of affiliated investments                                                  8,158              79,682              35,252
  +++ Cost of foreign currency                                                          867                  --                  --
 ++++ Proceeds from securities sold short                                                --                  --                  --
+++++ Premiums received/paid                                                             --                  --                  49
    # Premiums received                                                                  --                  --                  --
    @ Premiums received                                                                  --                  --                  --
    * Includes market value of securities on loan                                        --              70,960                  --

NET ASSETS:
      Paid-in-Capital (unlimited authorization -- no par value)                   $ 263,243            $202,962           $ 632,964
      Undistributed (distributions in excess of) net investment income               (3,844)              2,518               9,839
      Accumulated net realized gain (loss) on investments, securities sold short, option contracts, futures, swaps, swaptions
         and foreign currency                                                         2,203               7,821              (3,337)
      Net unrealized appreciation (depreciation) on investments,
         securities sold short and option contracts                                  14,362              31,689             (14,970)
      Net unrealized appreciation (depreciation) on futures contracts                   263                  --                (109)
      Net unrealized depreciation on swap contracts                                      --                  --              (1,309)
      Net unrealized depreciation on swaptions                                           --                  --                  --
      Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of
         other assets and liabilities denominated in foreign currencies                (478)                  1              (2,136)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                        $ 275,749            $244,991           $ 620,942
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share -- Class A               $   11.22            $  18.20           $    9.92
                                                                            ($275,747,795 /     ($244,990,998 /     ($620,930,801 /
                                                                         24,572,413 shares)  13,458,639 shares)  62,593,544 shares)
====================================================================================================================================
Net Asset Value, Offering and Redemption Price Per Share -- Class I               $   11.20                 N/A           $    9.91
                                                                                    ($978 /                              ($11,639 /
                                                                                 87 shares)                           1,174 shares)
====================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                                                                            CORE FIXED            HIGH YIELD
                                                                                           INCOME FUND             BOND FUND
-----------------------------------------------------------------------------------------------------------------------------
ASSETS:
      Investments at value+                                                                $ 5,199,438*          $ 1,175,298*
      Repurchase agreement+                                                                    309,500                    --
      Affiliated investment, at value++                                                        835,567               257,333
      Cash                                                                                       5,234                    --
      Foreign currency, at value+++                                                                 --                    --
      Cash collateral on futures                                                                    --                    --
      Restricted Cash held for Securities Sold Short                                                --                    --
      Receivable for investment securities sold                                                733,134                10,833
      Receivable for fund shares sold                                                            5,347                 1,301
      Dividends and interest receivable                                                         32,333                25,672
      Receivable for variation margin                                                              497                    --
      Unrealized appreciation on futures                                                         4,680                    --
      Unrealized gain on forward foreign currency contracts                                        679                    --
      Prepaid Expenses                                                                              16                     4
-----------------------------------------------------------------------------------------------------------------------------
      Total Assets                                                                           7,126,425             1,470,441
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
      Payable upon return on securities loaned                                                 749,396               181,070
      Payable for securities sold short++++                                                         --                    --
      Payable for investment securities purchased                                            1,712,804                35,040
      Payable for fund shares redeemed                                                           4,210                 2,512
      Payable for variation margin                                                                 857                    --
      Administration fees payable                                                                1,052                   351
      Investment advisory fees payable                                                             975                   426
      Shareholder servicing fees payable A                                                         293                    48
      Shareholder servicing fees payable I                                                           2                    --
      Chief Compliance Officer fees payable                                                         --                     2
      Administration servicing fees payable Class I                                                  2                    --
      Payable to custodian                                                                          --                 2,662
      Income distribution payable                                                                  973                   610
      Swap contracts, at value+++++                                                             32,678                    --
      Options written, at value#                                                                 1,221                    --
      Swaptions written, at value@                                                               2,905                    --
      Unrealized loss on forward foreign currency contracts                                        433                    --
      Unrealized loss on futures                                                                 4,683                    --
      Unrealized loss on foreign spot currency contracts                                            --                    --
      Accrued expense payable                                                                      422                   107
-----------------------------------------------------------------------------------------------------------------------------
      Total Liabilities                                                                      2,512,906               222,828
-----------------------------------------------------------------------------------------------------------------------------
      Net Assets                                                                           $ 4,613,519           $ 1,247,613
-----------------------------------------------------------------------------------------------------------------------------
    + Cost of investments and repurchase agreements                                          5,514,832             1,204,826
   ++ Cost of affiliated investments                                                           835,567               257,333
  +++ Cost of foreign currency                                                                      --                    --
 ++++ Proceeds from securities sold short                                                           --                    --
+++++ Premiums received/paid                                                                   (22,823)                   --
    # Premiums received                                                                         (1,344)                   --
    @ Premiums received                                                                         (2,255)                   --
    * Includes market value of securities on loan                                              721,687               171,365

NET ASSETS:
      Paid-in-Capital (unlimited authorization -- no par value)                            $ 4,701,410           $ 1,440,134
      Undistributed (distributions in excess of) net investment income                          (6,273)                  624
      Accumulated net realized gain (loss) on investments, securities sold short, option contracts, futures, swaps, swaptions
         and foreign currency                                                                  (69,903)             (163,617)
      Net unrealized appreciation (depreciation) on investments,
         securities sold short and option contracts                                             (5,771)              (29,528)
      Net unrealized appreciation (depreciation) on futures contracts                            4,568                    --
      Net unrealized depreciation on swap contracts                                             (9,855)                   --
      Net unrealized depreciation on swaptions                                                    (650)                   --
      Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of
         other assets and liabilities denominated in foreign currencies                             (7)                   --
-----------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                 $ 4,613,519           $ 1,247,613
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share -- Class A                        $     10.19           $      8.26
                                                                                     ($4,600,629,562 /     ($1,247,613,016 /
                                                                                   451,281,757 shares)   151,096,845 shares)
=============================================================================================================================
Net Asset Value, Offering and Redemption Price Per Share -- Class I                        $     10.19                   N/A
                                                                                        ($12,889,733 /
                                                                                     1,264,507 shares)
=============================================================================================================================


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         205

Statements of Operations ($ Thousands)

For the year or period ended September 30, 2007

---------------------------------------------------------------------------------------------------------------------
                                                                            LARGE CAP     LARGE CAP      TAX-MANAGED
                                                                           VALUE FUND   GROWTH FUND   LARGE CAP FUND
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                                $  94,054     $  35,809        $  46,113
   Dividends from Affiliated Security*                                          2,987         2,512            3,492
   Interest Income                                                                113           584              372
   Income from Securities Lending                                                 621           382              349
   Less: Foreign Taxes Withheld                                                   (92)           (9)             (48)
---------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                                     97,683        39,278           50,278
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Advisory Fees                                                    13,168        14,007           10,715
   Administration Fees                                                         13,168        12,257            9,366
   Shareholder Servicing Fees (A)                                               9,325         8,686            6,685
   Shareholder Servicing Fees (E)                                                  --            --               --
   Shareholder Servicing Fees (I)                                                  81            69               --
   Shareholder Servicing Fees (Y)                                                  --            --                7
   Administration Servicing Fees (I)                                               81            69               --
   Trustee Fees                                                                    51            48               36
   Printing Fees                                                                  269           191              151
   Custodian/Wire Agent Fees                                                      251           166              138
   Professional Fees                                                              191           128              100
   Registration Fees                                                               22            52               35
   Chief Compliance Officer Fees                                                   21            18               14
   Licensing Fees                                                                  --            --               --
   Dividend Expense                                                                --            --               --
   Interest Expense on Securities Sold Short                                       --            --               --
   Other Expenses                                                                  81            70               53
---------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                              36,709        35,761           27,300
---------------------------------------------------------------------------------------------------------------------
   Less: Waiver of:
      Investment Advisory Fees                                                 (2,501)       (1,961)          (2,391)
      Administration Fees                                                          --            --               --
      Shareholder Servicing Fees (A)                                           (1,707)       (3,416)          (1,808)
      Shareholder Servicing Fees (E)                                               --            --               --
      Shareholder Servicing Fees (I)                                              (14)          (28)              --
      Shareholder Servicing Fees (Y)                                               --            --               (3)
      Fees Paid Indirectly                                                        (48)         (169)             (76)
---------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                                32,439        30,187           23,022
---------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                   65,244         9,091           27,256
=====================================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   NET REALIZED GAIN (LOSS) ON:
   Investments                                                                382,385       230,873          133,398
   Securities Sold Short                                                           --            --               --
   Futures Contracts                                                            5,223         4,448            2,243
   Written Options                                                                 --            --               --
   Swap Contracts                                                                  --            --               --
   Foreign Currency Transactions                                                   --            --               --
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
   Investments                                                                 41,317       372,361          248,562
   Securities Sold Short                                                           --            --               --
   Futures Contracts                                                             (335)          198            2,069
   Written Options                                                                 --            --               --
   Swap Contracts                                                                  --            --               --
   Foreign Currency and Translation of Other Assets and
      Liabilities Denominated in Foreign Currency                                  --            --               --
---------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                  $ 493,834     $ 616,971        $ 413,528
=====================================================================================================================

Amounts designated as "--" are $0 or have been rounded to $0.
  *   See Note 3 in Notes to Financial Statements.
(1) For the six months ended September 30, 2007. Effective September 14, 2007, the Fund's fiscal year end changed from March 31 to September 30.
(2) On September 14, 2007, the SEI Institutional Managed Trust acquired the assets of the SEI S&P 500 Index Fund in a tax-free reorganization. See Shareholder Voting Results on page 243.
(3) Includes realized gain of $4,368 ($ Thousands) due to in-kind redemptions (see Note 9).


--------------------------------------------------------------------------------
206         SEI Institutional Managed Trust / Annual Report / September 30, 2007

---------------------------------------------------------------------------------------------------------------
                                                                                        S&P 500 INDEX FUND
                                                                                     -------------------------
                                                                                       SIX MONTHS      YEAR
                                                              LARGE CAP DIVERSIFIED       ENDED        ENDED
                                                                         ALPHA FUND  09/30/07(1)(2)  03/31/07
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                              $  17,321    $  16,025     $  37,175
   Dividends from Affiliated Security*                                        4,135          980         2,084
   Interest Income                                                           12,211           --           142
   Income from Securities Lending                                                --           67           259
   Less: Foreign Taxes Withheld                                                 (31)          --            --
---------------------------------------------------------------------------------------------------------------
   Total Investment Income                                                   33,636       17,072        39,660
---------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Advisory Fees                                                   5,597          263           597
   Administration Fees                                                        4,787        1,926         4,379
   Shareholder Servicing Fees (A)                                             3,418          483           909
   Shareholder Servicing Fees (E)                                                --        1,365         3,427
   Shareholder Servicing Fees (I)                                                 1           18            34
   Shareholder Servicing Fees (Y)                                                --           --            --
   Administration Servicing Fees (I)                                              1           18            34
   Trustee Fees                                                                  18            9            26
   Printing Fees                                                                 78           41            86
   Custodian/Wire Agent Fees                                                     73           27            90
   Professional Fees                                                             55           92           204
   Registration Fees                                                             17           29            50
   Chief Compliance Officer Fees                                                  8            5            --
   Licensing Fees                                                                --           30            62
   Dividend Expense                                                           2,620           --            --
   Interest Expense on Securities Sold Short                                  1,099           --            --
   Other Expenses                                                                31           26            75
---------------------------------------------------------------------------------------------------------------
   Total Expenses                                                            17,803        4,332         9,973
---------------------------------------------------------------------------------------------------------------
   Less: Waiver of:
     Investment Advisory Fees                                                   (99)          --            --
     Administration Fees                                                         --         (261)         (592)
     Shareholder Servicing Fees (A)                                            (988)          --            --
     Shareholder Servicing Fees (E)                                              --       (1,365)       (3,427)
     Shareholder Servicing Fees (I)                                              --           (7)          (14)
     Shareholder Servicing Fees (Y)                                              --           --            --
     Fees Paid Indirectly                                                        --           --            --
---------------------------------------------------------------------------------------------------------------
   Net Expenses                                                              16,716        2,699         5,940
---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                 16,920       14,373        33,720
===============================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   NET REALIZED GAIN (LOSS) ON:
   Investments                                                               29,512       70,823        24,408(3)
   Securities Sold Short                                                     16,188           --            --
   Futures Contracts                                                         18,903        1,259         2,431
   Written Options                                                               71           --            --
   Swap Contracts                                                            (4,854)          --            --
   Foreign Currency Transactions                                                 (1)          --            --
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
   Investments                                                              113,025       57,654       144,650
   Securities Sold Short                                                     (7,910)          --            --
   Futures Contracts                                                          5,763        1,310           105
   Written Options                                                              (49)          --            --
   Swap Contracts                                                            (2,507)          --            --
   Foreign Currency and Translation of Other Assets and
     Liabilities Denominated in Foreign Currency                                  1           --            --
---------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                $ 185,062    $ 145,419     $ 205,314
===============================================================================================================

----------------------------------------------------------------------------------------------------------
                                                               SMALL CAP      SMALL CAP       TAX-MANAGED
                                                              VALUE FUND    GROWTH FUND    SMALL CAP FUND
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                   $  12,512      $   5,028          $  4,010
   Dividends from Affiliated Security*                             2,198          1,363               947
   Interest Income                                                   187            202                32
   Income from Securities Lending                                    745          1,765               402
   Less: Foreign Taxes Withheld                                      (25)          (543)              (12)
----------------------------------------------------------------------------------------------------------
   Total Investment Income                                        15,617          7,815             5,379
----------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Advisory Fees                                        7,815          7,515             2,462
   Administration Fees                                             4,208          4,047             1,325
   Shareholder Servicing Fees (A)                                  2,967          2,861               947
   Shareholder Servicing Fees (E)                                     --             --                --
   Shareholder Servicing Fees (I)                                     39             30                --
   Shareholder Servicing Fees (Y)                                     --             --                --
   Administration Servicing Fees (I)                                  39             30                --
   Trustee Fees                                                       16             16                 5
   Printing Fees                                                      66             65                22
   Custodian/Wire Agent Fees                                          63             76                20
   Professional Fees                                                  42             46                15
   Registration Fees                                                  16             16                 5
   Chief Compliance Officer Fees                                       7              6                 2
   Licensing Fees                                                     --             --                --
   Dividend Expense                                                   --             --                --
   Interest Expense on Securities Sold Short                          --             --                --
   Other Expenses                                                     28             27                16
----------------------------------------------------------------------------------------------------------
   Total Expenses                                                 15,306         14,735             4,819
----------------------------------------------------------------------------------------------------------
   Less: Waiver of:
     Investment Advisory Fees                                        (24)          (111)             (504)
     Administration Fees                                              --             --                --
     Shareholder Servicing Fees (A)                               (1,682)        (1,535)               (3)
     Shareholder Servicing Fees (E)                                   --             --                --
     Shareholder Servicing Fees (I)                                  (22)           (16)               --
     Shareholder Servicing Fees (Y)                                   --             --                --
     Fees Paid Indirectly                                           (193)          (206)             (108)
----------------------------------------------------------------------------------------------------------
   Net Expenses                                                   13,385         12,867             4,204
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       2,232         (5,052)            1,175
==========================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   NET REALIZED GAIN (LOSS) ON:
   Investments                                                   157,544(4)     114,578(5)         24,544
   Securities Sold Short                                              --             --                --
   Futures Contracts                                               3,797          2,769               948
   Written Options                                                    --             --                --
   Swap Contracts                                                     --             --                --
   Foreign Currency Transactions                                      (4)          (293)               --
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
   Investments                                                   (39,693)        79,792            24,966
   Securities Sold Short                                              --             --                --
   Futures Contracts                                                 (36)          (209)              156
   Written Options                                                    --             --                --
   Swap Contracts                                                     --             --                --
   Foreign Currency and Translation of Other Assets and
     Liabilities Denominated in Foreign Currency                      --             56                --
----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                     $ 123,840      $ 191,641          $ 51,789
==========================================================================================================

(4) Includes realized gains of $2,168 ($ Thousands) due to in-kind redemptions (see Note 9).
(5) Includes realized loss of $4,305 ($ Thousands) due to in-kind redemptions (see Note 9).

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         207

Statements of Operations ($ Thousands)

For the year or period ended September 30, 2007

----------------------------------------------------------------------------------------------------------------------
                                                                          SMALL/MID CAP     MID-CAP      U.S. MANAGED
                                                              DIVERSIFIED ALPHA FUND(1)        FUND   VOLATILITY FUND
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                                   $    737   $   1,871         $   8,438
   Dividends from Affiliated Security*                                              471         240             1,403
   Interest Income                                                                  860          10                74
   Income from Securities Lending                                                    --           9                --
   Less: Foreign Taxes Withheld                                                      (3)         --               (48)
----------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                                        2,065       2,130             9,867
----------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Advisory Fees                                                         596         673             2,867
   Administration Fees                                                              278         589             1,544
   Shareholder Servicing Fees (A)                                                   199         421             1,103
   Shareholder Servicing Fees (I)                                                    --          --                --
   Administration Servicing Fees (I)                                                 --          --                --
   Trustee Fees                                                                       1           2                 6
   Dividend Expense                                                                  61          --                --
   Interest Expense on Securities Sold Short                                         35          --                --
   Registration Fees                                                                 24           4                 6
   Custodian/Wire Agent Fees                                                         12          10                21
   Printing Fees                                                                      5          11                25
   Professional Fees                                                                  3           7                18
   Chief Compliance Officer Fees                                                     --           1                 2
   Overdraft fees                                                                    --          --                --
   Other Expenses                                                                     5           3                 7
----------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                                 1,219       1,721             5,599
----------------------------------------------------------------------------------------------------------------------
   Less: Waiver of:
     Investment Advisory Fees                                                      (136)         (2)             (920)
     Shareholder Servicing Fees (A)                                                 (34)        (19)              (76)
     Shareholder Servicing Fees (I)                                                  --          --                --
     Fees Paid Indirectly                                                            (1)         --                --
----------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                                   1,048       1,700             4,603
----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                             1,017         430             5,264
----------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   NET REALIZED GAIN (LOSS) ON:
   Investments                                                                   (1,747)     22,529            19,753
   Futures Contracts                                                                517        (333)              486
   Written Options                                                                   --          --                --
   Swap Contracts                                                                  (332)         --                --
   Foreign Currency Transactions                                                     (4)         --                --
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
   Investments                                                                      678        (655)           32,169
   Securities Sold Short                                                            885          --                --
   Futures Contracts                                                                137          74               492
   Written Options                                                                   (6)         --                --
   Swaptions                                                                         --          --                --
   Swap Contracts                                                                (1,156)         --                --
   Foreign Currency and Translation of Other Assets and
     Liabilities Denominated in Foreign Currency                                     --          --                --
----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                          $    (11)  $  22,045         $  58,164
======================================================================================================================

Amounts designated as "--" are $0 or have been rounded to $0.
  *   See Note 3 in Notes to Financial Statements.
(1) The Small/Mid Cap Diversified Alpha Fund commenced operations on December 20, 2006.

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
208         SEI Institutional Managed Trust / Annual Report / September 30, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                               GLOBAL MANAGED   REAL ESTATE      ENHANCED    CORE FIXED  HIGH YIELD
                                                              VOLATILITY FUND          FUND   INCOME FUND   INCOME FUND   BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                        $   5,064     $   5,702     $      84    $       --   $  10,615
   Dividends from Affiliated Security*                                    482           539         1,843         2,310       2,327
   Interest Income                                                         41            --        28,242       238,856      89,326
   Income from Securities Lending                                          --            28            --         1,115         471
   Less: Foreign Taxes Withheld                                          (351)          (15)           (2)          (92)         --
------------------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                              5,236         6,254        30,167       242,189     102,739
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Advisory Fees                                             1,272         1,527         1,923        12,056       5,726
   Administration Fees                                                    685           822         1,683        12,275       4,111
   Shareholder Servicing Fees (A)                                         489           587         1,202        10,926       2,936
   Shareholder Servicing Fees (I)                                          --            --            --            34          --
   Administration Servicing Fees (I)                                       --            --            --            34          --
   Trustee Fees                                                             3             3             6            59          16
   Dividend Expense                                                        --            --            --            --          --
   Interest Expense on Securities Sold Short                               --            --            --            --          --
   Registration Fees                                                        3             4             5            60          20
   Custodian/Wire Agent Fees                                               79            14            26           255          58
   Printing Fees                                                           12            14            28           237          70
   Professional Fees                                                        8            10            19           168          49
   Chief Compliance Officer Fees                                            1             1             3            --           7
   Overdraft fees                                                           9            --            --            --          --
   Other Expenses                                                          20             4            60           596         156
------------------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                       2,581         2,986         4,955        36,700      13,149
------------------------------------------------------------------------------------------------------------------------------------
   Less: Waiver of:
     Investment Advisory Fees                                            (401)          (78)         (868)         (518)       (915)
     Shareholder Servicing Fees (A)                                        (1)         (278)       (1,202)       (8,053)     (2,133)
     Shareholder Servicing Fees (I)                                        --            --            --           (25)         --
     Fees Paid Indirectly                                                  --           (22)           --            --          --
------------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                         2,179         2,608         2,885        28,104      10,101
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   3,057         3,646        27,282       214,085      92,638
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   NET REALIZED GAIN (LOSS) ON:
   Investments                                                          5,787        12,360        (1,527)        4,958       6,265
   Futures Contracts                                                     (872)           --        (1,556)          247          --
   Written Options                                                         --            --            --         1,957          --
   Swap Contracts                                                          --            --          (659)       (9,572)        985
   Foreign Currency Transactions                                       (7,134)           (4)        2,747            --          --
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
   Investments                                                         12,258        (5,812)      (15,312)      (31,390)    (25,104)
   Securities Sold Short                                                   --            --            --            --          --
   Futures Contracts                                                      194            --           106         3,482          --
   Written Options                                                         --            --            --           737          --
   Swaptions                                                               --            --            --          (650)         --
   Swap Contracts                                                          --            --        (1,309)       (9,751)       (967)
   Foreign Currency and Translation of Other Assets and
     Liabilities Denominated in Foreign Currency                         (743)            1        (2,542)          417          --
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS               $  12,547     $  10,191     $   7,230    $  174,520   $  73,817
====================================================================================================================================


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         209

Statements of Changes in Net Assets  ($ Thousands)

For the years or period ended September 30,

------------------------------------------------------------------------------------------------------------------------------------
                                                             LARGE CAP                 LARGE CAP                  TAX-MANAGED
                                                            VALUE FUND                GROWTH FUND               LARGE CAP FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                           2007          2006         2007          2006          2007         2006
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net Investment Income (Loss)                     $    65,244   $    64,301   $    9,091   $     6,461   $    27,256   $   20,700
   Net Realized Gain (Loss) from Investments,
      Securities Sold Short, Futures Contracts,
      Written Options and Swap Contracts                387,608       342,943      235,321       129,685       135,641       60,244
   Net Realized Loss on Foreign Currency
      Transactions                                           --            --           --            --            --           --
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments, Securities
      Sold Short, Futures Contracts, Written
      Options and Swap Contracts                         40,982        78,903      372,559        28,030       250,631      105,956
   Net Change in Unrealized Appreciation
      (Depreciation) on Foreign Currency and
      Translation of Other Assets and Liabilities
      Denominated in Foreign Currency                        --            --           --            --            --           --
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets from Operations           493,834       486,147      616,971       164,176       413,528      186,900
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
      Class A                                           (65,236)      (64,544)      (7,660)       (6,263)      (25,173)     (19,618)
      Class E                                                --            --           --            --            --           --
      Class I                                              (491)         (381)          (5)           --            --           --
      Class Y                                                --            --           --            --           (48)         (46)
      Net Realized Gains:
      Class A                                          (341,377)     (246,892)          --            --            --           --
      Class E                                                --            --           --            --            --           --
      Class I                                            (2,981)       (1,453)          --            --            --           --
------------------------------------------------------------------------------------------------------------------------------------
   Total Dividends and Distributions                   (410,085)     (313,270)      (7,665)       (6,263)      (25,221)     (19,664)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1):
   Class A:
      Proceeds from Shares Issued                       539,733       590,885      541,381       645,544       517,527      412,756
      Reinvestment of Dividends & Distributions         380,665       295,797        7,269         5,960        23,768       18,614
      Cost of Shares Redeemed                        (1,149,311)   (1,526,556)    (917,952)   (1,425,125)     (409,521)    (397,596)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived
      from Class A Transactions                        (228,913)     (639,874)    (369,302)     (773,621)      131,774       33,774
------------------------------------------------------------------------------------------------------------------------------------
   Class E:
      Proceeds from Shares Issued                            --            --           --            --            --           --
      Reinvestment of Dividends & Distributions              --            --           --            --            --           --
      Cost of Shares Redeemed                                --            --           --            --            --           --
------------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived
      from Class E Transactions                              --            --           --            --            --           --
------------------------------------------------------------------------------------------------------------------------------------
   Class I:
      Proceeds from Shares Issued                        11,017        10,321        7,267         7,533            --           --
      Reinvestment of Dividends & Distributions           3,446         1,775            5            --            --           --
      Cost of Shares Redeemed                           (17,516)       (7,142)     (14,646)      (10,332)           --           --
------------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived
      from Class I Transactions                          (3,053)        4,954       (7,374)       (2,799)           --           --
------------------------------------------------------------------------------------------------------------------------------------
   Class Y:
      Proceeds from Shares Issued                            --            --           --            --            97          161
      Reinvestment of Dividends & Distributions              --            --           --            --            47           46
      Cost of Shares Redeemed                                --            --           --            --          (713)      (1,104)
------------------------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets Derived
      from Class Y Transactions                              --            --           --            --          (569)        (897)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived
      from Capital Share Transactions                  (231,966)     (634,920)    (376,676)     (776,420)      131,205       32,877
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets               (148,217)     (462,043)     232,630      (618,507)      519,512      200,113
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   BEGINNING OF YEAR/PERIOD                           3,793,409     4,255,452    3,415,529     4,034,036     2,378,065    2,177,952
------------------------------------------------------------------------------------------------------------------------------------
   END OF YEAR/PERIOD                               $ 3,645,192   $ 3,793,409   $3,648,159   $ 3,415,529   $ 2,897,577   $2,378,065
------------------------------------------------------------------------------------------------------------------------------------
   UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
      NET INVESTMENT INCOME/(ACCUMULATED
      NET INVESTMENT LOSS) INCLUDED IN
      NET ASSETS AT PERIOD END                      $    14,943   $    15,171   $    2,335   $       840   $     6,748   $    5,081
====================================================================================================================================

(1)   See Note 4 in Notes to Financial Statements for additional information.
(2) The Large Cap Diversified Alpha Fund commenced operations on December 14, 2005.
(3) For the six months ended September 30, 2007. Effective September 14, 2007, the Fund's fiscal year end changed from March 31 to September 30.
(4) On September 14, 2007, the SEI Institutional Managed Trust acquired the assets of the SEI S&P 500 Index Fund in a tax-free reorganization. See Shareholder Voting Results on page 243.
(5)   For the year ended March 31.
(6) Includes realized gain of $4,368 ($ Thousands) due to in-kind redemptions (see Note 9).
(7) Includes realized gain of $2,168 ($ Thousands) due to in-kind redemptions (see Note 9).


--------------------------------------------------------------------------------
210         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------------------------------------------------------
                                                      LARGE CAP DIVERSIFIED                        S&P 500
                                                          ALPHA FUND(2)                         INDEX FUND(4)
--------------------------------------------------------------------------------------------------------------------------------
                                                           2007          2006        2007(3)        2007(5)          2006(5)
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net Investment Income (Loss)                     $    16,920   $     8,870   $     14,373   $     33,720     $     32,179
   Net Realized Gain (Loss) from Investments,
      Securities Sold Short, Futures Contracts,
      Written Options and Swap Contracts                 59,820        (7,358)        72,082         26,839(6)        67,000
   Net Realized Loss on Foreign Currency
     Transactions                                            (1)           (1)            --             --               --
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments, Securities
      Sold Short, Futures Contracts,
      Written Options and Swap Contracts                108,322        43,009         58,964        144,755          118,676
   Net Change in Unrealized Appreciation
      (Depreciation) on Foreign Currency and
      Translation of Other Assets and Liabilities
      Denominated in Foreign Currency                         1            (2)            --             --               --
--------------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets from Operations           185,062        44,518        145,419        205,314          217,855
--------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
      Class A                                           (15,519)       (5,836)        (2,463)       (10,300)          (9,054)
      Class E                                                --            --         (4,424)       (23,648)         (23,083)
      Class I                                                (2)           --            (50)          (200)            (150)
      Class Y                                                --            --             --             --               --
      Net Realized Gains:
      Class A                                            (7,983)           --             --         (8,617)         (21,431)
      Class E                                                --            --             --        (17,342)         (48,130)
      Class I                                                --            --             --           (200)            (430)
--------------------------------------------------------------------------------------------------------------------------------
   Total Dividends and Distributions                    (23,504)       (5,836)        (6,937)       (60,307)        (102,278)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1):
   Class A:
      Proceeds from Shares Issued                       731,868     1,157,412         54,359         99,732          100,477
      Reinvestment of Dividends & Distributions          23,418         5,833          2,336         18,041           29,133
      Cost of Shares Redeemed                          (344,582)     (119,826)       (76,635)      (155,992)        (207,986)
--------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived
      from Class A Transactions                         410,704     1,043,419        (19,940)       (38,219)         (78,376)
--------------------------------------------------------------------------------------------------------------------------------
   Class E:
      Proceeds from Shares Issued                            --            --         61,905        109,388          599,259(10)
      Reinvestment of Dividends & Distributions              --            --          3,942         36,859           63,362
      Cost of Shares Redeemed                                --            --       (209,444)      (802,024)(9)     (362,975)
--------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived
      from Class E Transactions                              --            --       (143,597)      (655,777)         299,646
--------------------------------------------------------------------------------------------------------------------------------
   Class I:
      Proceeds from Shares Issued                           758            21          2,533          4,846            4,627
      Reinvestment of Dividends & Distributions               3            --             50            400              580
      Cost of Shares Redeemed                              (304)           --         (4,795)        (5,071)          (4,268)
--------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived
      from Class I Transactions                             457            21         (2,212)           175              939
--------------------------------------------------------------------------------------------------------------------------------
   Class Y:
      Proceeds from Shares Issued                            --            --             --             --               --
      Reinvestment of Dividends & Distributions              --            --             --             --               --
      Cost of Shares Redeemed                                --            --             --             --               --
--------------------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets Derived
      from Class Y Transactions                              --            --             --             --               --
--------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived
      from Capital Share Transactions                   411,161     1,043,440       (165,749)      (693,821)         222,209
--------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets                572,719     1,082,122        (27,267)      (548,814)         337,786
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   BEGINNING OF YEAR/PERIOD                           1,082,122            --      1,763,433      2,312,247        1,974,461
--------------------------------------------------------------------------------------------------------------------------------
   END OF YEAR/PERIOD                               $ 1,654,841   $ 1,082,122   $  1,736,166   $  1,763,433     $  2,312,247
--------------------------------------------------------------------------------------------------------------------------------
   UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
      NET INVESTMENT INCOME/(ACCUMULATED
      NET INVESTMENT LOSS) INCLUDED IN
      NET ASSETS AT PERIOD END                      $     4,550   $     3,146   $      7,544   $         --     $        487
================================================================================================================================

---------------------------------------------------------------------------------------------------------------
                                                              SMALL CAP                     SMALL CAP
                                                              VALUE FUND                   GROWTH FUND
---------------------------------------------------------------------------------------------------------------
                                                           2007             2006          2007            2006
---------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net Investment Income (Loss)                     $     2,232      $     3,389   $    (5,052)    $    (4,517)
   Net Realized Gain (Loss) from Investments,
      Securities Sold Short, Futures Contracts,
      Written Options and Swap Contracts                161,341(7)       125,159       117,347(8)       58,444
   Net Realized Loss on Foreign Currency
      Transactions                                           (4)             (16)         (293)            (12)
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments, Securities
      Sold Short, Futures Contracts,
      Written Options and Swap Contracts                (39,729)         (19,635)       79,583         (15,531)
   Net Change in Unrealized Appreciation
      (Depreciation) on Foreign Currency and
      Translation of Other Assets and Liabilities
      Denominated in Foreign Currency                        --               --            56              --
---------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets from Operations           123,840          108,897       191,641          38,384
---------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
      Class A                                            (7,396)          (3,393)           --              --
      Class E                                                --               --            --              --
      Class I                                               (67)             (17)           --              --
      Class Y                                                --               --            --              --
      Net Realized Gains:
      Class A                                          (112,541)        (110,921)           --              --
      Class E                                                --               --            --              --
      Class I                                            (1,420)          (1,326)           --              --
---------------------------------------------------------------------------------------------------------------
   Total Dividends and Distributions                   (121,424)        (115,657)           --              --
---------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1):
   Class A:
      Proceeds from Shares Issued                       252,503          294,921       268,659         383,822
      Reinvestment of Dividends & Distributions         114,441          109,275            --              --
      Cost of Shares Redeemed                          (407,378)(9)     (303,550)     (415,459)(9)    (368,970)
---------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived
      from Class A Transactions                         (40,434)         100,646      (146,800)         14,852
---------------------------------------------------------------------------------------------------------------
   Class E:
      Proceeds from Shares Issued                            --               --            --              --
      Reinvestment of Dividends & Distributions              --               --            --              --
      Cost of Shares Redeemed                                --               --            --              --
---------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived
      from Class E Transactions                              --               --            --              --
---------------------------------------------------------------------------------------------------------------
   Class I:
      Proceeds from Shares Issued                         6,715            5,461         3,906           4,279
      Reinvestment of Dividends & Distributions           1,479            1,325            --              --
      Cost of Shares Redeemed                            (8,531)          (5,103)       (8,663)         (3,766)
---------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived
      from Class I Transactions                            (337)           1,683        (4,757)            513
---------------------------------------------------------------------------------------------------------------
   Class Y:
      Proceeds from Shares Issued                            --               --            --              --
      Reinvestment of Dividends & Distributions              --               --            --              --
      Cost of Shares Redeemed                                --               --            --              --
---------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets Derived
      from Class Y Transactions                              --               --            --              --
---------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived
      from Capital Share Transactions                   (40,771)         102,329      (151,557)         15,365
---------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets                (38,355)          95,569        40,084          53,749
---------------------------------------------------------------------------------------------------------------
NET ASSETS:
   BEGINNING OF YEAR/PERIOD                           1,174,471        1,078,902     1,123,239       1,069,490
---------------------------------------------------------------------------------------------------------------
   END OF YEAR/PERIOD                               $ 1,136,116      $ 1,174,471   $ 1,163,323     $ 1,123,239
---------------------------------------------------------------------------------------------------------------
   UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
      NET INVESTMENT INCOME/(ACCUMULATED
      NET INVESTMENT LOSS) INCLUDED IN
      NET ASSETS AT PERIOD END                      $      (898)     $     1,155   $    (1,655)    $       (11)
===============================================================================================================

(8) Includes realized loss of $4,305 ($ Thousands) due to in-kind redemptions (see Note 9).
(9)   Includes redemption as a result of an in-kind transfer of securities (see
      Note 9).
(10) Includes subscriptions as a result of an in-kind transfer of securities (see Note 9).

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         211

Statements of Changes in Net Assets  ($ Thousands)

For the years or period ended September 30,

------------------------------------------------------------------------------------------------------------------------------
                                                        TAX-MANAGED             SMALL/MID CAP
                                                       SMALL CAP FUND      DIVERSIFIED ALPHA FUND(2)           MID-CAP FUND
------------------------------------------------------------------------------------------------------------------------------
                                                     2007        2006               2007                   2007       2006
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net Investment Income                           $   1,175   $     267         $    1,017             $     430   $     638
   Net Realized Gain (Loss) from Investments,
     Futures Contracts and Swap Contracts             25,492      22,010             (1,562)               22,196       9,194
   Net Realized Gain (Loss) on Foreign Currency
     Transactions                                         --          --                 (4)                   --          --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments, Securities
     Sold Short, Futures Contracts, Written
     Options and Swap Contracts                       25,122      (7,197)               538                  (581)     (2,133)
   Net Change in Unrealized Appreciation
     (Depreciation) on Foreign Currency and
     Translation of Other Assets and Liabilities
     Denominated in Foreign Currency                      --          --                 --                    --          --
------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
     from Operations                                  51,789      15,080                (11)               22,045       7,699
------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
     Class A                                          (1,517)         --               (699)                 (641)       (598)
     Class I                                              --          --                 --                    --          --
     Net Realized Gains:
     Class A                                         (23,058)    (15,044)                --                (6,793)     (6,634)
     Class I                                              --          --                 --                    --          --
------------------------------------------------------------------------------------------------------------------------------
   Total Dividends and Distributions                 (24,575)    (15,044)              (699)               (7,434)     (7,232)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1):
   Class A:
     Proceeds from Shares Issued                     110,154      79,945            139,849               161,788      79,066
     Reinvestment of Dividends & Distributions        22,918      14,133                698                 6,259       6,635
     Cost of Shares Redeemed                         (57,674)    (49,300)            (9,130)              (89,579)    (67,122)
------------------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Derived
     from Class A Transactions                        75,398      44,778            131,417                78,468      18,579
------------------------------------------------------------------------------------------------------------------------------
   Class I:
     Proceeds from Shares Issued                          --          --                 --                    --          --
------------------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Derived
     from Class I Transactions                            --          --                 --                    --          --
------------------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Derived
     from Capital Share Transactions                  75,398      44,778            131,417                78,468      18,579
------------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets                        102,612      44,814            130,707                93,079      19,046
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   BEGINNING OF YEAR/PERIOD                          314,333     269,519                 --                90,208      71,162
------------------------------------------------------------------------------------------------------------------------------
   END OF YEAR/PERIOD                              $ 416,945   $ 314,333         $  130,707             $ 183,287   $  90,208
------------------------------------------------------------------------------------------------------------------------------
   UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
     NET INVESTMENT INCOME INCLUDED IN
     NET ASSETS AT PERIOD END                      $      85   $     298         $       29             $      38   $     128
==============================================================================================================================

(1)   See Note 4 in Notes to Financial Statements for additional information.
(2) The Small/Mid Cap Diversified Alpha Fund commenced operations on December 20, 2006.
(3) The Global Managed Volatility and Enhanced Income Funds commenced operations on July 27, 2006.

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
212         SEI Institutional Managed Trust / Annual Report / September 30, 2007

-------------------------------------------------------------------------------------------------
                                                       U.S. MANAGED            GLOBAL MANAGED
                                                      VOLATILITY FUND        VOLATILITY FUND(3)
-------------------------------------------------------------------------------------------------
                                                      2007        2006        2007        2006
-------------------------------------------------------------------------------------------------
OPERATIONS:
   Net Investment Income                           $    5,264   $   2,026   $   3,057   $    182
   Net Realized Gain (Loss) from Investments,
     Futures Contracts and Swap Contracts              20,239       8,540       4,915        164
   Net Realized Gain (Loss) on Foreign Currency
     Transactions                                          --          --      (7,134)       380
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments, Securities
     Sold Short, Futures Contracts, Written
     Options and Swap Contracts                        32,661       8,060      12,452      2,173
   Net Change in Unrealized Appreciation
     (Depreciation) on Foreign Currency and
     Translation of Other Assets and Liabilities
     Denominated in Foreign Currency                       --          --        (743)       265
-------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
     from Operations                                   58,164      18,626      12,547      3,164
-------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
     Class A                                           (4,993)     (1,689)     (1,567)        --
     Class I                                               --          --          --         --
     Net Realized Gains:
     Class A                                           (8,410)     (2,511)       (675)        --
     Class I                                               --          --          --         --
-------------------------------------------------------------------------------------------------
   Total Dividends and Distributions                  (13,403)     (4,200)     (2,242)        --
-------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1):
   Class A:
     Proceeds from Shares Issued                      364,416     203,861     225,851     97,370
     Reinvestment of Dividends & Distributions         13,136       4,138       2,217         --
     Cost of Shares Redeemed                         (139,978)    (78,949)    (57,576)    (5,583)
-------------------------------------------------------------------------------------------------
   Increase in Net Assets Derived
     from Class A Transactions                        237,574     129,050     170,492     91,787
-------------------------------------------------------------------------------------------------
   Class I:
     Proceeds from Shares Issued                            1          --           1         --
-------------------------------------------------------------------------------------------------
   Increase in Net Assets Derived
     from Class I Transactions                              1          --           1         --
-------------------------------------------------------------------------------------------------
   Increase in Net Assets Derived
     from Capital Share Transactions                  237,575     129,050     170,493     91,787
-------------------------------------------------------------------------------------------------
   Net Increase in Net Assets                         282,336     143,476     180,798     94,951
-------------------------------------------------------------------------------------------------
NET ASSETS:
   BEGINNING OF YEAR/PERIOD                           303,523     160,047      94,951         --
-------------------------------------------------------------------------------------------------
   END OF YEAR/PERIOD                              $  585,859   $ 303,523   $ 275,749   $ 94,951
-------------------------------------------------------------------------------------------------
   UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
     NET INVESTMENT INCOME INCLUDED IN
     NET ASSETS AT PERIOD END                      $      944   $     662   $  (3,844)  $    578
=================================================================================================

---------------------------------------------------------------------------------------------------
                                                         REAL ESTATE              ENHANCED
                                                             FUND               INCOME FUND (3)
---------------------------------------------------------------------------------------------------
                                                      2007        2006         2007         2006
---------------------------------------------------------------------------------------------------
OPERATIONS:
   Net Investment Income                           $    3,646   $   1,842   $   27,282   $   2,057
   Net Realized Gain (Loss) from Investments,
     Futures Contracts and Swap Contracts              12,360      10,236       (3,742)       (270)
   Net Realized Gain (Loss) on Foreign Currency
     Transactions                                          (4)        (11)       2,747          --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments, Securities
     Sold Short, Futures Contracts, Written
     Options and Swap Contracts                        (5,812)     23,191      (16,515)        127
   Net Change in Unrealized Appreciation
     (Depreciation) on Foreign Currency and
     Translation of Other Assets and Liabilities
     Denominated in Foreign Currency                        1          --       (2,542)        406
---------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
     from Operations                                   10,191      35,258        7,230       2,320
---------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
     Class A                                           (4,265)     (2,763)     (21,572)         --
     Class I                                               --          --           --          --
     Net Realized Gains:
     Class A                                          (10,114)     (3,510)          --          --
     Class I                                               --          --           --          --
---------------------------------------------------------------------------------------------------
   Total Dividends and Distributions                  (14,379)     (6,273)     (21,572)         --
---------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1):
   Class A:
     Proceeds from Shares Issued                      202,514     133,772      610,800     249,264
     Reinvestment of Dividends & Distributions         13,799       6,040       21,073          --
     Cost of Shares Redeemed                         (159,808)    (72,528)    (232,582)    (15,603)
---------------------------------------------------------------------------------------------------
   Increase in Net Assets Derived
     from Class A Transactions                         56,505      67,284      399,291     233,661
---------------------------------------------------------------------------------------------------
   Class I:
     Proceeds from Shares Issued                           --          --           12          --
---------------------------------------------------------------------------------------------------
   Increase in Net Assets Derived
     from Class I Transactions                             --          --           12          --
---------------------------------------------------------------------------------------------------
   Increase in Net Assets Derived
     from Capital Share Transactions                   56,505      67,284      399,303     233,661
---------------------------------------------------------------------------------------------------
   Net Increase in Net Assets                          52,317      96,269      384,961     235,981
---------------------------------------------------------------------------------------------------
NET ASSETS:
   BEGINNING OF YEAR/PERIOD                           192,674      96,405      235,981          --
---------------------------------------------------------------------------------------------------
   END OF YEAR/PERIOD                              $  244,991   $ 192,674   $  620,942   $ 235,981
---------------------------------------------------------------------------------------------------
   UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
     NET INVESTMENT INCOME INCLUDED IN
     NET ASSETS AT PERIOD END                      $    2,518   $     571   $    9,839   $   2,050
===================================================================================================


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         213

Statements of Changes in Net Assets  ($ Thousands)

For the years ended September 30,

------------------------------------------------------------------------------------------------------------
                                                           CORE FIXED                    HIGH YIELD
                                                           INCOME FUND                   BOND FUND
------------------------------------------------------------------------------------------------------------
                                                       2007           2006           2007         2006
------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net Investment Income                           $    214,085   $    192,220   $    92,638   $     88,943
   Net Realized Gain (Loss) on Investments,
     Futures Contracts, Written Options
     and Swap Contracts                                  (2,410)       (64,436)        7,250        (35,255)
   Payment by Affiliate*                                     --             --            --              3
   Net Realized Loss on Foreign Currency
     Transactions                                            --         (1,028)           --             --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments,
     Futures Contracts, Written Options,
     Swap Contracts, and Swaptions                      (37,572)        24,370       (26,071)        14,191
   Net Change in Unrealized Appreciation
     (Depreciation) on Foreign Currency and
     Translation of Other Assets and Liabilities
     Denominated in Foreign Currency                        417           (434)           --             --
------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets from Operations           174,520        150,692        73,817         67,882
------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
     Class A                                           (214,787)      (193,342)      (93,629)       (89,029)
     Class I                                               (635)          (551)           --             --
   Net Realized Gains:
     Class A                                                 --        (13,424)           --             --
     Class I                                                 --            (40)           --             --
------------------------------------------------------------------------------------------------------------
   Total Dividends and Distributions                   (215,422)      (207,357)      (93,629)       (89,029)
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
   Class A:
     Proceeds from Shares Issued                      1,187,007      1,114,502       504,196        483,558
     Reinvestment of Dividends & Distributions          203,045        194,414        86,274         81,500
     Cost of Shares Redeemed                         (1,041,969)    (1,053,127)     (391,756)    (1,075,121)
------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived
     from Class A Transactions                          348,083        255,789       198,714       (510,063)
------------------------------------------------------------------------------------------------------------
   Class I:
     Proceeds from Shares Issued                          6,866          6,246            --             --
     Reinvestment of Dividends & Distributions              636            589            --             --
     Cost of Shares Redeemed                             (8,508)        (5,605)           --             --
------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived
     from Class I Transactions                           (1,006)         1,230            --             --
------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived
     from Capital Share Transactions                    347,077        257,019       198,714       (510,063)
------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets                306,175        200,354       178,902       (531,210)
------------------------------------------------------------------------------------------------------------
NET ASSETS:
   BEGINNING OF YEAR                                  4,307,344      4,106,990     1,068,711      1,599,921
------------------------------------------------------------------------------------------------------------
   END OF YEAR                                     $  4,613,519   $  4,307,344   $ 1,247,613   $  1,068,711
------------------------------------------------------------------------------------------------------------
   UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
     NET INVESTMENT INCOME INCLUDED IN
     NET ASSETS AT PERIOD END                      $     (6,273)  $       (448)  $       624   $        215
============================================================================================================

* See Note 3 in Notes to Financial Statements.
(1) See Note 4 in the Notes to Financial Statements for additional information.
Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
214         SEI Institutional Managed Trust / Annual Report / September 30, 2007

Financial Highlights


For the years or periods ended September 30, For a Share Outstanding Throughout the Periods

-------------------------------------------------------------------------------------------------------------------
                                              Net
                                         Realized
                                              and                          Distributions                      Total
                Net Asset         Net  Unrealized               Dividends           from                 Dividends,
                   Value,  Investment       Gains                from Net       Realized              Distributions
                Beginning      Income          on  Total from  Investment        Capital      Return     and Return
                of Period      (Loss)  Securities  Operations      Income          Gains  of Capital     of Capital
-------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
  Class A
    2007         $23.54    $ 0.41(1)    $2.69(1)      $3.10      $(0.41)      $(2.26)       $   --       $(2.67)
    2006          22.45      0.37(1)     2.41(1)       2.78       (0.37)       (1.32)           --        (1.69)
    2005          19.80      0.35(1)     2.76(1)       3.11       (0.34)       (0.12)           --        (0.46)
    2004          16.81      0.30(1)     2.99(1)       3.29       (0.30)          --            --        (0.30)
    2003          13.94      0.25(1)     2.86(1)       3.11       (0.24)          --            --        (0.24)
  Class I
    2007         $23.52    $ 0.35(1)    $2.69(1)      $3.04      $(0.35)      $(2.26)       $   --       $(2.61)
    2006          22.43      0.31(1)     2.42(1)       2.73       (0.32)       (1.32)           --        (1.64)
    2005          19.78      0.29(1)     2.77(1)       3.06       (0.29)       (0.12)           --        (0.41)
    2004          16.80      0.25(1)     2.98(1)       3.23       (0.25)          --            --        (0.25)
    2003          13.94      0.21(1)     2.86(1)       3.07       (0.21)          --            --        (0.21)

LARGE CAP GROWTH FUND
  Class A
    2007         $19.95    $ 0.06(1)    $3.78(1)      $3.84      $(0.05)      $   --        $   --       $(0.05)
    2006          19.23      0.04(1)     0.71(1)       0.75       (0.03)          --            --        (0.03)
    2005          17.13      0.09(1)     2.09(1)       2.18       (0.08)          --            --        (0.08)
    2004          15.77     (0.01)(1)    1.37(1)       1.36          --           --            --           --
    2003          12.97        --(1)     2.81(1)       2.81          --           --         (0.01)       (0.01)
  Class I
    2007         $19.75    $   --*(1)   $3.73(1)      $3.73      $   --*      $   --        $   --       $   --
    2006          19.04     (0.01)(1)    0.72(1)       0.71          --           --            --           --
    2005          17.00      0.04(1)     2.07(1)       2.11       (0.07)          --            --        (0.07)
    2004          15.68     (0.05)(1)    1.37(1)       1.32          --           --            --           --
    2003          12.92     (0.03)(1)    2.79(1)       2.76          --*          --            --           --*

TAX-MANAGED LARGE CAP FUND
  Class A
    2007         $12.68    $ 0.14(1)    $2.01(1)      $2.15      $(0.13)      $   --        $   --       $(0.13)
    2006          11.78      0.11(1)     0.90(1)       1.01       (0.11)          --            --        (0.11)
    2005          10.41      0.12(1)     1.37(1)       1.49       (0.12)          --            --        (0.12)
    2004           9.20      0.08(1)     1.21(1)       1.29       (0.08)          --            --        (0.08)
    2003           7.50      0.08(1)     1.70(1)       1.78       (0.08)          --            --        (0.08)
  Class Y
    2007         $12.79    $ 0.18(1)    $2.04(1)      $2.22      $(0.14)      $   --        $   --       $(0.14)
    2006          11.86      0.15(1)     0.89(1)       1.04       (0.11)          --            --        (0.11)
    2005          10.45      0.16(1)     1.38(1)       1.54       (0.13)          --            --        (0.13)
    2004           9.21      0.12(1)     1.20(1)       1.32       (0.08)          --            --        (0.08)
    2003           7.50      0.10(1)     1.71(1)       1.81       (0.10)          --            --        (0.10)

LARGE CAP DIVERSIFIED ALPHA FUND
  Class A
    2007         $10.38    $ 0.14(1)    $1.47(1)      $1.61      $(0.13)      $(0.08)       $   --       $(0.21)
    2006(2)       10.00      0.10(1)     0.34(1)       0.44       (0.06)          --            --        (0.06)
  Class I
    2007         $10.38    $ 0.11(1)    $1.48(1)      $1.59      $(0.11)      $(0.08)       $   --       $(0.19)
    2006(3)       10.28      0.01(1)     0.09(1)       0.10          --           --            --           --

                                                                                 Ratio of
                                                                   Ratio of      Expenses
                                                                   Expenses    to Average  Ratio of Net
                                                                 to Average    Net Assets    Investment
                                                      Ratio of   Net Assets    (Excluding        Income
                 Net Asset              Net Assets    Expenses   (Excluding     Fees Paid        (Loss)  Portfolio
                Value, End    Total  End of Period  to Average    Fees Paid    Indirectly    to Average   Turnover
                 of Period  Return+   ($Thousands)  Net Assets  Indirectly)  and Waivers)    Net Assets      Rate+
-------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
  Class A
    2007          $23.97     13.91%    $3,616,120    0.86%       0.86%           0.97%         1.74%         36%
    2006           23.54     13.42      3,762,101    0.86        0.87            0.97          1.67          58
    2005           22.45     15.87      4,230,717    0.86        0.86            0.97          1.63          44
    2004           19.80     19.66      4,153,475    0.85        0.85            0.97          1.59          46
    2003           16.81     22.55      3,527,686    0.85        0.85            0.97          1.61         106
  Class I
    2007          $23.95     13.64%    $   29,072    1.11%       1.11%           1.22%         1.49%         36%
    2006           23.52     13.16         31,308    1.11        1.12            1.22          1.40          58
    2005           22.43     15.61         24,735    1.11        1.11            1.22          1.37          44
    2004           19.78     19.33         20,180    1.10        1.10            1.22          1.33          46
    2003           16.80     22.17          9,086    1.10        1.10            1.22          1.36         106

LARGE CAP GROWTH FUND
  Class A
    2007          $23.74     19.26%    $3,622,963    0.86%       0.86%           1.02%         0.26%         55%
    2006           19.95      3.92      3,387,749    0.86        0.87            1.02          0.18          89
    2005           19.23     12.75      4,004,347    0.86        0.86            1.02          0.47          52
    2004           17.13      8.62      3,846,240    0.85        0.85            1.02         (0.03)         36
    2003           15.77     21.66      3,564,487    0.85        0.85            1.02          0.02          72
  Class I
    2007          $23.48     18.91%    $   25,196    1.11%       1.11%           1.27%         0.01%         55%
    2006           19.75      3.73         27,780    1.11        1.12            1.27         (0.07)         89
    2005           19.04     12.42         29,689    1.11        1.11            1.27          0.22          52
    2004           17.00      8.42         28,431    1.10        1.10            1.27         (0.28)         36
    2003           15.68     21.37         12,323    1.10        1.10            1.27         (0.24)         72

TAX-MANAGED LARGE CAP FUND
  Class A
    2007          $14.70     17.05%    $2,892,866    0.86%       0.86%           1.02%         1.02%         44%
    2006           12.68      8.58      2,373,507    0.86        0.87            1.02          0.91          65
    2005           11.78     14.40      2,172,885    0.86        0.86            1.02          1.08          31
    2004           10.41     14.05      1,977,883    0.85        0.85            1.02          0.83          29
    2003            9.20     23.84      1,757,292    0.85        0.85            1.02          0.85          99
  Class Y
    2007          $14.87     17.43%    $    4,711    0.56%       0.56%           0.72%         1.32%         44%
    2006           12.79      8.83          4,558    0.56        0.57            0.72          1.21          65
    2005           11.86     14.78          5,067    0.56        0.56            0.72          1.39          31
    2004           10.45     14.41          4,909    0.55        0.55            0.72          1.13          29
    2003            9.21     24.26          3,834    0.55        0.55            0.72          1.17          99

LARGE CAP DIVERSIFIED ALPHA FUND
  Class A
    2007          $11.78     15.64%    $1,654,324    1.21%(11)   1.21%(11)       1.29%         1.25%         84%
    2006(2)        10.38      4.44      1,082,101    1.09@       1.09@           1.16          1.18          72
  Class I
    2007          $11.78     15.42%    $      517    1.46%(11)   1.46%(11)       1.54%         0.99%         84%
    2006(3)        10.38      0.97             21    1.08@       1.08@           1.15          1.12          72


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         215

Financial Highlights


For the years or periods ended September 30,
For a Share Outstanding Throughout the Periods
--------------------------------------------------------------------------------

                                                 Net
                                            Realized
                                                 and                          Distributions
                  Net Asset         Net   Unrealized               Dividends           from          Total
                     Value,  Investment        Gains                from Net       Realized      Dividends
                  Beginning      Income  (Losses) on  Total from  Investment        Capital            and
                  of Period      (Loss)   Securities  Operations      Income          Gains  Distributions
----------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND
  Class A
    2007(4)         $41.45   $ 0.34(1)    $ 3.09(1)     $3.43       $(0.17)      $   --         $(0.17)
    2007(5)          38.38     0.63(1)      3.70(1)      4.33        (0.68)       (0.58)         (1.26)
    2006(5)          36.21     0.56(1)      3.47(1)      4.03        (0.54)       (1.32)         (1.86)
    2005(5)          34.66     0.59(1)      1.57(1)      2.16        (0.58)       (0.03)         (0.61)
    2004(5)          26.18     0.42(1)      8.58(1)      9.00        (0.52)          --          (0.52)
    2003(5)          35.39     0.38        (9.21)       (8.83)       (0.38)          --          (0.38)
  Class E
    2007(4)         $41.57   $ 0.30(1)    $ 3.17(1)     $3.47       $(0.19)      $   --         $(0.19)
    2007(5)          38.48     0.69(1)      3.72(1)      4.41        (0.74)       (0.58)         (1.32)
    2006(5)          36.31     0.62(1)      3.48(1)      4.10        (0.61)       (1.32)         (1.93)
    2005(5)          34.76     0.66(1)      1.55(1)      2.21        (0.63)       (0.03)         (0.66)
    2004(5)          26.26     0.47(1)      8.61(1)      9.08        (0.58)          --          (0.58)
    2003(5)          35.49     0.44        (9.25)       (8.81)       (0.42)          --          (0.42)
  Class I
    2007(4)         $41.51   $ 0.28(1)    $ 3.09(1)     $3.37       $(0.14)      $   --         $(0.14)
    2007(5)          38.43     0.53(1)      3.71(1)      4.24        (0.58)       (0.58)         (1.16)
    2006(5)          36.26     0.47(1)      3.46(1)      3.93        (0.44)       (1.32)         (1.76)
    2005(5)          34.72     0.51(1)      1.56(1)      2.07        (0.50)       (0.03)         (0.53)
    2004(5)          26.22     0.34(1)      8.60(1)      8.94        (0.44)          --          (0.44)
    2003(5)(6)       30.63     0.33        (4.46)       (4.13)       (0.28)          --          (0.28)

SMALL CAP VALUE FUND
  Class A
    2007            $21.28   $ 0.04(1)    $ 2.23(1)     $2.27       $(0.14)      $(2.15)        $(2.29)
    2006             21.58     0.05(1)      1.97(1)      2.02        (0.06)       (2.26)         (2.32)
    2005             20.74     0.06(1)      4.02(1)      4.08        (0.05)       (3.19)         (3.24)
    2004             17.45     0.03(1)      4.32(1)      4.35        (0.06)       (1.00)         (1.06)
    2003             13.99     0.08(1)      3.91(1)      3.99        (0.09)       (0.44)         (0.53)
  Class I
    2007            $21.21   $(0.01)(1)   $ 2.21(1)     $2.20       $(0.09)      $(2.15)        $(2.24)
    2006             21.52       --(1)      1.98(1)      1.98        (0.03)       (2.26)         (2.29)
    2005             20.71    (0.01)(1)     4.03(1)      4.02        (0.02)       (3.19)         (3.21)
    2004             17.44    (0.02)(1)     4.31(1)      4.29        (0.02)       (1.00)         (1.02)
    2003             13.99     0.04(1)      3.90(1)      3.94        (0.05)       (0.44)         (0.49)

SMALL CAP GROWTH FUND
  Class A
    2007            $18.56   $(0.09)(1)   $ 3.44(1)     $3.35       $   --       $   --         $   --
    2006             17.86    (0.07)(1)     0.77(1)      0.70           --           --             --
    2005             15.14    (0.10)(1)     2.82(1)      2.72           --           --             --
    2004             14.11    (0.10)(1)     1.13(1)      1.03           --           --             --
    2003              9.62    (0.08)(1)     4.57(1)      4.49           --           --             --
  Class I
    2007            $18.32   $(0.14)(1)   $ 3.39(1)     $3.25       $   --       $   --         $   --
    2006             17.67    (0.12)(1)     0.77(1)      0.65           --           --             --
    2005             15.02    (0.14)(1)     2.79(1)      2.65           --           --             --
    2004             14.03    (0.14)(1)     1.13(1)      0.99           --           --             --
    2003              9.59    (0.11)(1)     4.55(1)      4.44           --           --             --

                                                                                   Ratio of
                                                                     Ratio of      Expenses
                                                                     Expenses    to Average  Ratio of Net
                                                                   to Average    Net Assets    Investment
                                                        Ratio of   Net Assets    (Excluding        Income
                   Net Asset              Net Assets    Expenses   (Excluding     Fees Paid        (Loss)  Portfolio
                  Value, End    Total  End of Period  to Average    Fees Paid    Indirectly    to Average   Turnover
                   of Period  Return+   ($Thousands)  Net Assets  Indirectly)  and Waivers)    Net Assets      Rate+
----------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND
  Class A
    2007(4)         $44.71      8.28%     $  650,792     0.40%       0.40%         0.43%         1.55%          2%
    2007(5)          41.45     11.38         621,898     0.40        0.40          0.43          1.59           6
    2006(5)          38.38     11.32         614,246     0.40        0.40          0.43          1.49          18
    2005(5)          36.21      6.25         655,378     0.40        0.40          0.43          1.67          11
    2004(5)          34.66     34.62         686,129     0.40        0.40          0.43          1.33           7
    2003(5)          26.18    (25.06)        524,554     0.40        0.40          0.43          1.33           7
  Class E
    2007(4)         $44.85      8.34%     $1,072,141     0.25%       0.25%         0.53%         1.70%          2%
    2007(5)          41.57     11.57       1,127,189     0.25        0.25          0.53          1.74           6
    2006(5)          38.48     11.49       1,684,857     0.25        0.25          0.53          1.65          18
    2005(5)          36.31      6.39       1,307,631     0.25        0.25          0.53          1.86          11
    2004(5)          34.76     34.83         904,534     0.25        0.25          0.53          1.47           7
    2003(5)          26.26    (24.92)        790,231     0.25        0.25          0.53          1.48           7
  Class I
    2007(4)         $44.74      8.12%     $   13,233     0.65%       0.65%         0.78%         1.29%          2%
    2007(5)          41.51     11.12          14,346     0.65        0.65          0.78          1.34           6
    2006(5)          38.43     11.02          13,144     0.65        0.65          0.78          1.25          18
    2005(5)          36.26      5.97          11,452     0.65        0.65          0.78          1.44          11
    2004(5)          34.72     34.28           6,370     0.65        0.65          0.78          1.06           7
    2003(5)(6)       26.22    (13.53)          1,707     0.65        0.65          0.78          1.17           7

SMALL CAP VALUE FUND
  Class A
    2007            $21.26     10.70%     $1,122,027     1.11%       1.13%         1.27%         0.19%         86%
    2006             21.28     10.34       1,160,178     1.11        1.13          1.27          0.31          72
    2005             21.58     21.21       1,066,189     1.11        1.11          1.27          0.27          71
    2004             20.74     25.67         942,037     1.10        1.10          1.27          0.17          89
    2003             17.45     29.28         795,501     1.10        1.10          1.27          0.52          99
  Class I
    2007            $21.17     10.41%     $   14,089     1.36%       1.38%         1.52%        (0.04)%        86%
    2006             21.21     10.11          14,293     1.36        1.38          1.52          0.06          72
    2005             21.52     20.88          12,713     1.36        1.36          1.52         (0.03)         71
    2004             20.71     25.29           7,400     1.35        1.35          1.52         (0.09)         89
    2003             17.44     28.91           2,572     1.35        1.35          1.52          0.23          99

SMALL CAP GROWTH FUND
  Class A
    2007            $21.91     18.05%     $1,154,000     1.11%       1.13%         1.27%        (0.43)%       135%
    2006             18.56      3.92       1,111,329     1.11        1.13          1.27         (0.40)         99
    2005             17.86     17.97       1,058,413     1.11        1.11          1.27         (0.60)        116
    2004             15.14      7.30         970,759     1.10        1.10          1.27         (0.63)        124
    2003             14.11     46.67         875,906     1.10        1.10          1.27         (0.66)        166
  Class I
    2007            $21.57     17.74%     $    9,323     1.36%       1.38%         1.52%        (0.67)%       135%
    2006             18.32      3.68          11,910     1.36        1.38          1.52         (0.65)         99
    2005             17.67     17.64          11,077     1.36        1.36          1.52         (0.85)        116
    2004             15.02      7.06           8,530     1.35        1.35          1.52         (0.90)        124
    2003             14.03     46.30           5,339     1.35        1.35          1.52         (0.91)        166


--------------------------------------------------------------------------------
216         SEI Institutional Managed Trust / Annual Report / September 30, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                      Net
                                                 Realized
                                                      and                                Distributions
                   Net Asset          Net      Unrealized                    Dividends            from           Total
                      Value,   Investment           Gains                     from Net        Realized       Dividends    Net Asset
                   Beginning       Income     (Losses) on      Total from   Investment         Capital             and   Value, End
                   of Period       (Loss)      Securities      Operations       Income           Gains   Distributions    of Period
------------------------------------------------------------------------------------------------------------------------------------
TAX-MANAGED SMALL CAP FUND
   Class A
      2007         $   13.10   $     0.04(1)  $      2.00(1)   $     2.04   $    (0.06)  $       (0.94)  $       (1.00)  $    14.14
      2006             13.13         0.01(1)         0.68(1)         0.69           --           (0.72)          (0.72)       13.10
      2005             11.63        (0.02)(1)        2.36(1)         2.34           --           (0.84)          (0.84)       13.13
      2004             10.00        (0.04)(1)        1.67(1)         1.63           --              --              --        11.63
      2003              7.54        (0.02)(1)        2.48(1)         2.46           --              --              --        10.00
SMALL/MID CAP DIVERSIFIED ALPHA FUND
   Class A
      2007(10)        $10.00        $0.10(1)        $0.07(1)++      $0.17       $(0.07)         $   --          $(0.07)      $10.10
MID-CAP FUND
   Class A
      2007            $20.40        $0.06(1)        $3.40(1)        $3.46       $(0.10)         $(1.54)         $(1.64)      $22.22
      2006             20.29         0.14(1)         1.49(1)         1.63        (0.12)          (1.40)          (1.52)       20.40
      2005             17.84         0.06(1)         4.61(1)         4.67        (0.06)          (2.16)          (2.22)       20.29
      2004             14.96         0.09(1)         3.19(1)         3.28        (0.11)          (0.29)          (0.40)       17.84
      2003             11.74         0.11(1)         3.25(1)         3.36        (0.08)          (0.06)          (0.14)       14.96
U.S. MANAGED VOLATILITY FUND
   Class A
      2007            $12.02        $0.15(1)       $ 1.74(1)       $ 1.89       $(0.14)         $(0.32)         $(0.46)      $13.45
      2006             11.41         0.10(1)         0.75(1)         0.85        (0.09)          (0.15)          (0.24)       12.02
      2005(7)          10.00         0.10(1)         1.39(1)         1.49        (0.08)             --*          (0.08)       11.41
   Class I
      2007(13)        $13.54        $0.01          $(0.05)         $(0.04)      $(0.07)         $   --          $(0.07)      $13.43
GLOBAL MANAGED VOLATILITY FUND
   Class A
      2007            $10.37        $0.17(1)       $ 0.85(1)       $ 1.02       $(0.11)         $(0.06)         $(0.17)      $11.22
      2006(8)          10.00         0.02(1)         0.35(1)         0.37           --              --              --        10.37
   Class I
      2007(13)        $11.45        $0.01(1)       $(0.26)         $(0.25)      $   --          $   --          $   --       $11.20
REAL ESTATE FUND
   Class A
      2007            $18.43        $0.30(1)       $ 0.76(1)       $ 1.06       $(0.36)         $(0.93)         $(1.29)      $18.20
      2006             14.86         0.23(1)         4.15(1)         4.38        (0.36)          (0.45)          (0.81)       18.43
      2005             11.89         0.27(1)         3.22(1)         3.49        (0.26)          (0.26)          (0.52)       14.86
      2004(9)          10.00         0.21(1)         1.85(1)         2.06        (0.17)             --           (0.17)       11.89
ENHANCED INCOME FUND
   Class A
      2007            $10.11        $0.57(1)       $(0.27)(1)      $ 0.30       $(0.49)         $   --          $(0.49)      $ 9.92
      2006(8)          10.00         0.10(1)         0.01(1)         0.11           --              --              --        10.11
   Class I
      2007(13)        $10.25        $0.15          $(0.35)         $(0.20)      $(0.14)         $   --          $(0.14)      $ 9.91

-----------------------------------------------------------------------------------------------------------------------
                                                                                  Ratio of
                                                                Ratio of          Expenses
                                                                Expenses        to Average    Ratio of Net
                                                              to Average        Net Assets      Investment
                                               Ratio of       Net Assets        (Excluding          Income
                                Net Assets     Expenses       (Excluding         Fees Paid          (Loss)   Portfolio
                     Total   End of Period   to Average        Fees Paid        Indirectly      to Average    Turnover
                   Return+    ($Thousands)   Net Assets      Indirectly)      and Waivers)      Net Assets       Rate+
-----------------------------------------------------------------------------------------------------------------------
TAX-MANAGED SMALL CAP FUND
   Class A
      2007           16.00%       $416,945         1.11%            1.14%             1.27%           0.31%         72%
      2006            5.50         314,333         1.11             1.14              1.27            0.09          73
      2005           20.80         269,519         1.11             1.11              1.27           (0.17)         99
      2004           16.30         214,859         1.10             1.10              1.27           (0.31)         86
      2003           32.63         181,773         1.10             1.10              1.27           (0.21)        142
SMALL/MID CAP DIVERSIFIED ALPHA FUND
   Class A
      2007(10)        1.71%       $130,707         1.29%(12)        1.29%(12)         1.50%           1.25%        112%
MID-CAP FUND
   Class A
      2007           17.51%       $183,287         1.01%            1.01%             1.02%           0.26%        176%
      2006            8.50          90,208         1.01             1.01              1.03            0.67         135
      2005           28.15          71,162         1.01             1.01              1.03            0.30         137
      2004           22.23          53,642         1.00             1.00              1.02            0.53         121
      2003           28.92          41,502         1.00             1.00              1.03            0.86         109
U.S. MANAGED VOLATILITY FUND
   Class A
      2007           16.09%       $585,858         1.04%            1.04%             1.27%           1.19%        112%
      2006            7.64         303,523         1.11             1.11              1.27            0.91         133
      2005(7)        14.94         160,047         1.11             1.11              1.27            1.03         102
   Class I
      2007(13)       (0.32)%     $       1         1.36%            1.36%             1.86%           0.19%        112%
GLOBAL MANAGED VOLATILITY FUND
   Class A
      2007            9.88%       $275,748         1.11%            1.11%             1.32%           1.56%        119%
      2006(8)         3.70          94,951         1.10             1.10              1.30            1.22          13
   Class I
      2007(13)       (2.18)%      $      1         1.36%            1.36%             2.26%           0.23%        119%
REAL ESTATE FUND
   Class A
      2007            5.49%       $244,991         1.11%            1.12%             1.27%           1.55%         84%
      2006           30.44         192,674         1.11             1.12              1.27            1.39          65
      2005           29.97          96,405         1.11             1.11              1.27            1.95          58
      2004(9)        20.82          35,008         1.10             1.10              1.30            2.20          98
ENHANCED INCOME FUND
   Class A
      2007            2.96%       $620,931         0.60%            0.60%             1.03%           5.67%         43%
      2006(8)         1.10         235,981         0.60             0.60              1.10            5.54          70
   Class I
      2007(13)       (2.01)%      $     11         1.09%            1.09%             1.56%           5.78%         43%

--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         217

Financial Highlights

For the years or periods ended September 30, For a Share Outstanding Throughout the Periods

----------------------------------------------------------------------------------------------------------------------------------
                                                               Net
                                                          Realized
                                                               and                                  Distributions
                          Net Asset                     Unrealized                      Dividends            from           Total
                             Value,          Net             Gains                       from Net        Realized       Dividends
                          Beginning   Investment       (Losses) on        Total from   Investment         Capital             and
                          of Period       Income        Securities        Operations       Income           Gains   Distributions
----------------------------------------------------------------------------------------------------------------------------------
CORE FIXED INCOME FUND
   Class A
      2007                   $10.29        $0.50(1)         $(0.10)(1)         $0.40       $(0.50)         $   --          $(0.50)
      2006                    10.44         0.47(1)          (0.11)(1)          0.36        (0.48)          (0.03)          (0.51)
      2005                    10.65         0.40(1)          (0.11)(1)          0.29        (0.41)          (0.09)          (0.50)
      2004                    10.71         0.37(1)           0.08 (1)          0.45        (0.38)          (0.13)          (0.51)
      2003                    10.67         0.40(1)           0.28 (1)          0.68        (0.42)          (0.22)          (0.64)
   Class I
      2007                   $10.29        $0.41(1)         $(0.03)(1)         $0.38       $(0.48)         $   --          $(0.48)
      2006                    10.43         0.45(1)          (0.11)(1)          0.34        (0.45)          (0.03)          (0.48)
      2005                    10.65         0.38(1)          (0.12)(1)          0.26        (0.39)          (0.09)          (0.48)
      2004                    10.71         0.34(1)           0.09(1)           0.43        (0.36)          (0.13)          (0.49)
      2003                    10.67         0.37(1)           0.28(1)           0.65        (0.39)          (0.22)          (0.61)
HIGH YIELD BOND FUND
   Class A
      2007                   $ 8.38        $0.67(1)         $(0.11)(1)         $0.56       $(0.68)         $   --          $(0.68)
      2006                     8.50         0.65(1)          (0.12)(1)          0.53        (0.65)             --           (0.65)
      2005                     8.58         0.64(1)          (0.08)(1)          0.56        (0.64)             --           (0.64)
      2004                     8.37         0.67(1)           0.21(1)           0.88        (0.67)             --           (0.67)
      2003                     7.60         0.68(1)           0.77(1)           1.45        (0.68)             --           (0.68)

--------------------------------------------------------------------------------------------

                                                                                   Ratio of
                                                                                   Expenses
                                                                                 to Average
                                                                   Ratio of      Net Assets
                          Net Asset                 Net Assets     Expenses      (Excluding
                         Value, End     Total    End of Period   to Average       Fees Paid
                          of Period    Return+    ($Thousands)   Net Assets     Indirectly)
--------------------------------------------------------------------------------------------
CORE FIXED INCOME FUND
   Class A
      2007                   $10.19       4.00%     $4,600,629         0.64%           0.64%
      2006                    10.29       3.60       4,293,309         0.63            0.63
      2005                    10.44       2.83       4,094,011         0.61            0.61
      2004                    10.65       4.38       4,067,065         0.61**          0.61**
      2003                    10.71       6.63       3,823,429         0.60            0.60
   Class I
      2007                   $10.19       3.74%     $   12,890         0.89%           0.89%
      2006                    10.29       3.44          14,035         0.88            0.88
      2005                    10.43       2.48          12,979         0.86            0.86
      2004                    10.65       4.12          10,420         0.86**          0.86**
      2003                    10.71       6.37           5,931         0.85            0.85
HIGH YIELD BOND FUND
   Class A
      2007                   $ 8.26       6.72%     $1,247,613         0.86%           0.86%
      2006                     8.38       6.51       1,068,711         0.86            0.86
      2005                     8.50       6.71       1,599,921         0.86            0.86
      2004                     8.58      10.84       1,197,554         0.85            0.85
      2003                     8.37      19.88         976,659         0.85            0.85

-----------------------------------------------------------------
                             Ratio of
                             Expenses
                           to Average
                           Net Assets   Ratio of Net
                           (Excluding     Investment
                            Fees Paid         Income   Portfolio
                           Indirectly     to Average    Turnover
                         and Waivers)     Net Assets       Rate+
-----------------------------------------------------------------
CORE FIXED INCOME FUND
   Class A
      2007                       0.84%          4.89%        413%
      2006                       0.84           4.62         478
      2005                       0.84           3.83         557
      2004                       0.84           3.52         430
      2003                       0.84           3.77         470
   Class I
      2007                       1.09%          3.96%        413%
      2006                       1.09           4.37         478
      2005                       1.09           3.60         557
      2004                       1.09           3.25         430
      2003                       1.09           3.46         470
HIGH YIELD BOND FUND
   Class A
      2007                       1.12%          7.89%         91%
      2006                       1.12           7.69         126
      2005                       1.12           7.46         132
      2004                       1.11           7.84         179
      2003                       1.12           8.50         129

  + Returns and turnover rates are for the period indicated and have not been annualized.
 ++ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.
+++ The expense ratios include dividend expense and interest expense on securities sold short. Had these expenses been excluded the ratios would have been 0.95% and 0.75% for Class A and Class I Shares, respectively.
  *   Amount represents less than $0.01.
 ** The expense ratio includes the litigation fees paid (see Note 10). Had these fees been excluded the ratio would have been 0.60% and 0.85% for Class A and Class I, respectively.
(1) Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.
(2) Commenced operations on December 14, 2005. All ratios for the period have been annualized.
(3) Commenced operations on September 14, 2006. All ratios for the period have been annualized.
(4) For the six months ended September 30, 2007. The Fund's fiscal year end changed from March 31 to September 30. All ratios for the period have been annualized.
(5)   For the year or period ended March 31.
(6) Commenced operations on June 28, 2002. All ratios for the period have been annualized.
(7) Commenced operations on October 28, 2004. All ratios for the period have been annualized.
(8) Commenced operations on July 27, 2006. All ratios for the period have been annualized.
(9) Commenced operations on November 13, 2003. All ratios for the period have been annualized.
(10) Commenced operations on December 20, 2006. All ratios have been annualized.
(11) The expense ratios include dividend expense and interest expense on securities sold short. Had these expenses been excluded the ratios would have been 0.94% and 1.20% for Class A and Class I Shares, respectively.
(12) The expense ratios include dividend expense and interest expense on securities sold short. Had these expenses been excluded the ratios would have been 1.17%.
(13)  Commenced operations on June 29, 2007.

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
218         SEI Institutional Managed Trust / Annual Report / September 30, 2007

Notes to Financial Statements

September 30, 2007

1. ORGANIZATION

SEI Institutional Managed Trust (the "Trust") is organized as a Massachusetts Business Trust under a Declaration of Trust dated October 20, 1986.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with 19 Funds: Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, Large Cap Diversified Alpha, S&P 500 Index, Small Cap Value, Small Cap Growth, Tax-Managed Small Cap, Small/Mid Cap Diversified Alpha, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Real Estate, Enhanced Income, Core Fixed Income, High Yield Bond, Real Return Plus, Prime Obligation and Tax-Managed Managed Volatility Funds (each a "Fund," collectively the "Funds"). The Trust is registered to offer Class A shares of the Funds, Class E Share of the S&P 500 Fund, Class I shares of the Large Cap Value, Large Cap Growth, Large Cap Diversified Alpha, S&P 500 Index, Small Cap Value, Small Cap Growth, Small/Mid Cap Diversified Alpha, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Real Estate, Enhanced Income, Core Fixed Income, High Yield Bond and Real Return Plus Funds, and Class Y shares of Tax-Managed Large Cap Fund. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectuses provide a description of each Fund's investment objective, policies, and strategies.

As of September 30, 2007, the Real Return Plus, Prime Obligation and Tax-Managed Managed Volatility Funds have not yet commenced operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds.

USE OF ESTIMATES -- The preparation of financial statements, in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees. The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Funds' Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Fair Value Committee Meeting be called. In addition, the Funds' administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the adviser or sub-adviser makes the determination whether a Fair Value Committee Meeting should be called based on the information provided.

Options and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         219

September 30, 2007

bid price. Options and warrants not traded on a national securities exchange are valued at the last quoted bid price.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by each Fund's custodian bank until the repurchase date of the repurchase agreement. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker's custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust's policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

REVERSE REPURCHASE AGREEMENTS -- The Core Fixed Income Fund may issue reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in an account with the broker. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. There were no reverse repurchase agreements outstanding as of September 30, 2007.

COMPENSATING BALANCES -- Funds with cash overdrafts in excess of $100,000 are required to leave 112% in compensating balance with US Bank, the custodian of the Trust, on the following day. Funds with positive cash balances in excess of $100,000 are allowed to overdraw 90% of the balance with US Bank on the following day.

EXPENSES -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative daily net assets.

CLASSES -- Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

FORWARD FOREIGN CURRENCY CONTRACTS -- The Small Cap Growth, Global Managed Volatility, Enhanced Income and Core Fixed Income Funds may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. The Core Fixed Income Fund may also engage in currency transactions to enhance the Fund's returns. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Small Cap Growth and Core Fixed Income Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. At the year ended September 30, 2007, the Small Cap Growth Fund did not have any forward currency contracts outstanding.

FUTURES CONTRACTS -- All Funds, with the exception of the Real Estate and High Yield Bond Funds, utilized futures contracts during the year or period ended September 30, 2007. The Funds' investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. The Core


--------------------------------------------------------------------------------
220         SEI Institutional Managed Trust / Annual Report / September 30, 2007

Fixed Income Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund's returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities.

OPTIONS/SWAPTIONS WRITING/PURCHASING -- Each Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing fund securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The Core Fixed Income Fund may also invest in financial option/swaption contracts to enhance the Fund's returns. When the Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Large Cap Diversified Alpha, Small/Mid Cap Diversified Alpha and Core Fixed Income Funds had option/swaption contracts as of September 30, 2007 as disclosed in the Fund's Schedule of Investments.

The risk in writing a call option/swaption is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is that the Funds may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is that the Funds pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statement of Assets and Liabilities.

Written option transactions entered into during the year or period ended September 30, 2007 are summarized as follows:

--------------------------------------------------------------------------------
                                               Large Cap Diversified Alpha Fund
--------------------------------------------------------------------------------
                                                      Number of         Premium
                                                      Contracts   ($ Thousands)
--------------------------------------------------------------------------------
Balance at the beginning of period                          131          $   71
Written                                                      43               7
Expired                                                    (131)            (71)
Closing Buys                                                 --              --
--------------------------------------------------------------------------------
Balance at the end of period                                 43          $    7
================================================================================

--------------------------------------------------------------------------------
                                           Small/Mid Cap Diversified Alpha Fund
--------------------------------------------------------------------------------
                                                      Number of         Premium
                                                      Contracts   ($ Thousands)
--------------------------------------------------------------------------------
Balance at the beginning of period                           --          $   --
Written                                                       7               1
Expired                                                      --              --
Closing Buys                                                 --              --
--------------------------------------------------------------------------------
Balance at the end of period                                  7          $    1
================================================================================

--------------------------------------------------------------------------------
                                                         Core Fixed Income Fund
--------------------------------------------------------------------------------
                                                      Number of         Premium
                                                      Contracts   ($ Thousands)
--------------------------------------------------------------------------------
Balance at the beginning of period                        1,511       $     865
Written                                                   6,439           3,065
Expired                                                  (3,428)         (1,646)
Closing Buys                                             (2,436)           (940)
--------------------------------------------------------------------------------
Balance at the end of period                              2,086       $   1,344
================================================================================

Written swaptions transactions entered into during the year ended September 30, 2007 are summarized as follows:

--------------------------------------------------------------------------------
                                                         Core Fixed Income Fund
--------------------------------------------------------------------------------
                                                       Notional
                                                         Amount         Premium
                                                  ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
Balance at the beginning of period                   $       --       $      --
Written                                                 128,270           2,290
Expired                                                 (26,270)            (35)
Closing buys                                                 --              --
--------------------------------------------------------------------------------
Balance at the end of period                         $  102,000       $   2,255
================================================================================

At September 30, 2007, the Large Cap Diversified Alpha, Small/Mid Cap Diversified Alpha and Core Fixed Income Funds had cash and/or securities at least equal to the value of written options/swaptions.


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         221

September 30, 2007

SWAP AGREEMENTS -- A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or "basket" of securities representing a particular index. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by the Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the outstanding principal of the downgraded debt instrument, and also take possession of the instrument. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage the Fund's exposure to interest rates. Payments received or made are recorded as realized gains or loss. The Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the Fund's portfolio. In connection with swap agreements securities may be set aside as collateral by the Fund's custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio, to protect the Fund's value from changes in interest rates, or to expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

DELAYED DELIVERY TRANSACTIONS -- The Core Fixed Income Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

COLLATERALIZED DEBT OBLIGATIONS -- The Funds may invest in collateralized debt obligations ("CDOs"), which include collateralized loan obligations ("CLOs") and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not


--------------------------------------------------------------------------------
222         SEI Institutional Managed Trust / Annual Report / September 30, 2007
limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

ILLIQUID SECURITIES -- A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Funds. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

RESTRICTED SECURITIES -- At September 30, 2007, the following Funds owned private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Funds have generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with the procedures approved by the Board of Trustees. The acquisition dates of these investments, the enforceable right to acquire these securities, along with their cost and values at September 30, 2007, were as follows:

                                                                 RIGHT TO
                                          NUMBER   ACQUISITION    ACQUIRE           COST   MARKET VALUE   % OF NET
                                       OF SHARES          DATE       DATE   ($THOUSANDS)   ($THOUSANDS)     ASSETS
-------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
   Verde Realty PIPE                      21,100      02/16/07   02/16/07      $     696      $     696       0.06%
                                                                               =========      =========       ====
SMALL CAP GROWTH FUND
   BA Energy PIPE                        145,000      08/10/06   08/10/06      $   1,223      $   1,022       0.09%
   BA Energy, Deal #3 PIPE                37,000      04/30/07   04/30/07            268            261       0.02
   BPZ Energy PIPE                       286,500      05/07/07   05/07/07          1,513          2,235       0.19
   Force Protection                      201,900      12/19/06   12/19/06          2,372          3,936       0.33
   NNN Realty Advisors                   241,000      11/09/06   11/09/06          2,410          2,036       0.18
   Oilsands Quest PIPE                    13,700      05/02/07   05/02/07             38             61       0.01
   Orion Marine Group                    169,200      05/03/07   05/03/07          2,291          2,411       0.21
   Parkervision Warrants, Deal #2         17,500      06/20/06   06/20/06             36            108       0.01
   Rentech Warrants                       19,400      04/20/07   04/20/07             --             11       0.00
   Synenco Energy                         19,500      08/19/05   08/19/05            227            220       0.02
                                                                               ---------      ---------       ----
                                                                               $  10,378      $  12,301       1.06%
                                                                               =========      =========       ====

SMALL/MID CAP DIVERSIFIED ALPHA FUND
   BA Energy, Deal #3 PIPE                12,000      04/30/07   04/30/07      $      96      $      85       0.07%
   BPZ Energy PIPE                        16,800      05/07/07   05/07/07             89            131       0.10
   Oilsands Quest PIPE                     4,000      05/02/07   05/02/07             11             18       0.01
   Orion Marine Group                     13,000      05/03/07   05/03/07            180            185       0.14
   Rentech Warrants                        1,000      05/03/07   05/03/07             --              1       0.00
                                                                               ---------      ---------       ----
                                                                               $     376      $     420       0.32%
                                                                               =========      =========       ====

REAL ESTATE FUND
   Verde Realty PIPE                      21,400      02/16/07   02/16/07      $     706      $     706       0.29%
                                                                               =========      =========       ====


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         223

September 30, 2007

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared and paid to shareholders quarterly for the Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, Large Cap Diversified Alpha, S&P 500 Index, Small Cap Value, Small Cap Growth, Tax-Managed Small Cap, Small/Mid Cap Diversified Alpha, Mid-Cap, U.S. Managed Volatility, Enhanced Income and Real Estate Funds; are declared and paid annually for the Global Managed Volatility Fund; and declared daily and paid monthly for the Core Fixed Income and High Yield Bond Funds. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. Dividends and distributions are recorded on the ex-dividend date.

The Large Cap Value, Large Cap Diversified Alpha, Small Cap Value, Tax-Managed Small Cap, Mid-Cap and U.S. Managed Volatility Funds utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

INVESTMENTS IN REITS -- With respect to the Real Estate Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

ADMINISTRATION AND TRANSFER AGENCY AGREEMENT -- The Trust and SEI Investments Global Funds Services (the "Administrator") are parties to an amended and restated Administration and Transfer Agency Agreement dated December 10, 2003 under which the Administrator provides administrative and transfer agency services to the Funds for an annual fee of 0.35% of the average daily net assets of the Large Cap Value, Large Cap Growth, Tax-Managed Large Cap Class A, Large Cap Diversified Alpha, Small Cap Value, Small Cap Growth, Tax-Managed Small Cap, Small/Mid Cap Diversified Alpha, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Real Estate, Enhanced Income and High Yield Bond Funds; 0.15% of average daily net assets of the Tax-Managed Large Cap Class Y, 0.22% of the average daily net assets of the S&P 500 Index Fund; and 0.28% of the average daily net assets of the Core Fixed Income Fund. The Administrator has agreed to waive all or a portion of its fee in order to limit the operating expenses of a Fund. Any such waiver is voluntary and may be terminated at any time at the Administrator's sole discretion.

INVESTMENT ADVISORY AGREEMENT -- SEI Investments Management Corporation ("SIMC") serves as investment adviser (the "Adviser") to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund. SIMC has voluntarily agreed to waive a portion of its fee so that the total annual expenses of each Fund, exclusive of short sale expenses, will not exceed certain voluntary expense limitations adopted by SIMC. These waivers may be terminated at any time. Accordingly, the advisory fee and voluntary expense limitations for each Fund are as follows:

--------------------------------------------------------------------------------
                                                                     Voluntary
                                                        Advisory       Expense
                                                            Fees   Limitations
--------------------------------------------------------------------------------
Large Cap Value Fund, Class A                             0.3500%       0.8600%
Large Cap Value Fund, Class I                             0.3500        1.1100
Large Cap Growth Fund, Class A                            0.4000        0.8600
Large Cap Growth Fund, Class I                            0.4000        1.1100
Tax-Managed Large Cap Fund, Class A                       0.4000        0.8600
Tax-Managed Large Cap Fund, Class Y                       0.4000        0.5600
Large Cap Diversified Alpha Fund, Class A                 0.4000        0.9500
Large Cap Diversified Alpha Fund, Class I                 0.4000        1.2000
S&P 500 Index Fund, Class A                               0.0300        0.4300
S&P 500 Index Fund, Class E                               0.0300        0.2500
S&P 500 Index Fund, Class I                               0.0300        0.6500
Small Cap Value Fund, Class A                             0.6500        1.1100
Small Cap Value Fund, Class I                             0.6500        1.3600
Small Cap Growth Fund, Class A                            0.6500        1.1100
Small Cap Growth Fund, Class I                            0.6500        1.3600
Tax-Managed Small Cap Fund, Class A                       0.6500        1.1100
Small/Mid Cap Diversified Alpha Fund, Class A             0.7500        1.2000
Mid-Cap Fund, Class A                                     0.4000        1.0100
U.S. Managed Volatility Fund, Class A                     0.6500        1.1100
U.S. Managed Volatility Fund, Class I                     0.6500        1.3600
Global Managed Volatility Fund, Class A                   0.6500        1.0000*
Global Managed Volatility Fund, Class I                   0.6500        1.2500*
Real Estate Fund, Class A                                 0.6500        1.1100
Enhanced Income Fund, Class A                             0.4000        0.6000
Enhanced Income Fund, Class I                             0.4000        0.8500
Core Fixed Income Fund, Class A                           0.2750        0.6400
Core Fixed Income Fund, Class I                           0.2750        0.8900
High Yield Bond Fund, Class A                             0.4875        0.8600

* Prior to April 1, 2007, the Global Managed Volatility Fund Class A and Class I had voluntary expense limitations of 1.1100% and 1.3600%, respectively.


--------------------------------------------------------------------------------
224         SEI Institutional Managed Trust / Annual Report / September 30, 2007

As of September 30, 2007, SIMC has entered into investment sub-advisory agreements with the following parties:

--------------------------------------------------------------------------------
Investment Sub-Adviser
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND
AllianceBernstein LP
Aronson + Johnson + Ortiz, LP
Enhanced Investment Technologies, LLC
LSV Asset Management

LARGE CAP GROWTH FUND
Delaware Management Company
Enhanced Investment Technologies, LLC
Goldman Sachs Asset Management, L.P.
Montag & Caldwell, Inc.
Quantitative Management Associates LLC

TAX-MANAGED LARGE CAP FUND
AllianceBernstein LP
Aronson + Johnson + Ortiz, LP
Delaware Management Company
Goldman Sachs Asset Management, L.P.
LSV Asset Management
Montag & Caldwell, Inc.
Parametric Portfolio Associates
Quantitative Management Associates LLC

LARGE CAP DIVERSIFIED ALPHA FUND
Analytic Investors, Inc.
Aronson + Johnson + Ortiz, LP
Delaware Management Company
Enhanced Investment Technologies, LLC
Quantitative Management Associates LLC
Smith Breeden Associates, Inc.

S&P 500 INDEX FUND
SSgA Funds Management, Inc.

SMALL CAP VALUE FUND
Artisan Partners Limited Partnership
BlackRock Capital Management, Inc.
David J. Greene and Company, LLC
LSV Asset Management
Lee Munder Investments, Ltd.
Martingale Asset Management, L.P.
PanAgora Asset Management, Inc.*
Robeco Investment Management, Inc.
Weiss, Peck & Greer, LLC
Wellington Management Company, LLP

SMALL CAP GROWTH FUND
Delaware Management Company
Janus Capital Management, Inc.
Lee Munder Investments, Ltd.
Martingale Asset Management, L.P.
Mazama Capital Management, Inc.
McKinley Capital Management Inc.
PanAgora Asset Management, Inc.
Wellington Management Company, LLP

--------------------------------------------------------------------------------
Investment Sub-Adviser
--------------------------------------------------------------------------------
TAX-MANAGED SMALL CAP FUND
BlackRock Capital Management, Inc.
David J. Greene and Company, LLC
Delaware Management Company
Los Angeles Capital Management and Equity Research, Inc.
LSV Asset Management
Mazama Capital Management, Inc.
McKinley Capital Management Inc.
Parametric Portfolio Associates

SMALL/MID CAP DIVERSIFIED ALPHA FUND
Integrity Asset Management LLC
Los Angeles Capital Management and Equity Research, Inc.
Martingale Asset Management, L.P.
PanAgora Asset Management, Inc.
Smith Breeden Associates, Inc.
Wellington Management Company, LLP

MID-CAP FUND
Martingale Asset Management, L.P.
Quantitative Management Associates LLC

U.S. MANAGED VOLATILITY FUND
Aronson + Johnson + Ortiz, LP
Analytic Investors, Inc.

GLOBAL MANAGED VOLATILITY FUND
Acadian Asset Management, Inc.
Analytic Investors, Inc.

REAL ESTATE FUND
Security Capital Research and Management, Inc.
Wellington Management Company, LLP

ENHANCED INCOME FUND
Highland Capital Management, L.P.
Record Currency Management Limited
Wellington Management Company, LLP

CORE FIXED INCOME FUND
Metropolitan West Asset
   Management LLC
Smith Breeden Associates, Inc.
Wells Capital Management, Inc.
Western Asset Management Company
Western Asset Management Company Limited

HIGH YIELD BOND FUND
Ares Management LLC
J.P. Morgan Investment Management, Inc.
Nomura Corporate Research and Asset Management, Inc.

*     As of September 30, 2007, this sub-adviser was not yet funded.

Under the investment sub-advisory agreements, each party receives an annual fee paid by SIMC.


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         225

September 30, 2007

PAYMENT BY AFFILIATE -- During the fiscal year ended September 30, 2006, the Core Fixed Income Fund was reimbursed by a sub-adviser, which was included in net investment income in the Statement of Changes, for sub-advisory fees received of $239,132. After terminating its sub-advisory agreement with the Fund, the sub-adviser agreed to reimburse the Fund for sub-advisory fees received since their hiring in September 2005. During the fiscal year ended September 30, 2006, the High Yield Bond Fund was reimbursed by the sub-adviser, deemed as a "Payment by Affiliate" in the Statement of Changes, for losses incurred of $2,947 due to the sale of shares in a specific company in excess of the amount permitted under applicable Securities and Exchange Commission rules. The reimbursement has no impact on the Fund's total return.

DISTRIBUTION AGREEMENT -- SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments Company ("SEI"), serves as each Fund's Distributor pursuant to a distribution agreement with the Trust. The Trust has adopted a shareholder servicing plan for Class A, Class E, Class I and Class Y shares (the "Shareholder Servicing Plans") under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to Class A shares of the Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, Large Cap Diversified Alpha, Small Cap Value, Small Cap Growth, Tax-Managed Small Cap, Small/Mid Cap Diversified Alpha, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Real Estate, Enhanced Income, Core Fixed Income and High Yield Bond Funds, Class E and Class I shares, and a shareholder servicing fee of up to 0.15% of average daily net assets attributable to Class A shares of the S&P 500 Index Fund and Class Y shares, will be paid to the Distributor. In addition to the Shareholder Servicing Plans, the Class I shares have adopted administrative service plans that provide for administrative service fees payable to the Distributor of up to 0.25% of the average daily net assets attributed to that class.

OTHER -- The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission ("SEC"). Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. SEC rules require that such commissions not exceed usual and customary commissions.


--------------------------------------------------------------------------------
226         SEI Institutional Managed Trust / Annual Report / September 30, 2007

4. CAPITAL SHARE TRANSACTIONS

Capital Share Transactions for the Funds were as follows (Thousands):

For the years or period ended September 30,

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      LARGE CAP
                                               LARGE CAP               LARGE CAP              TAX-MANAGED            DIVERSIFIED
                                              VALUE FUND              GROWTH FUND           LARGE CAP FUND          ALPHA FUND(1)
------------------------------------------------------------------------------------------------------------------------------------
                                              2007        2006        2007        2006        2007        2006       2007      2006
------------------------------------------------------------------------------------------------------------------------------------
Class A:
      Shares Issued                         22,820      26,779      24,904      32,792      37,459      33,862     65,075   115,472
      Shares Issued in Lieu of
         Dividends & Distributions          16,663      14,126         339         300       1,745       1,534      2,114       576
      Shares Redeemed                      (48,402)    (69,601)    (42,404)    (71,571)    (29,612)    (32,596)   (30,979)  (11,833)
------------------------------------------------------------------------------------------------------------------------------------
   Total Class A Transactions               (8,919)    (28,696)    (17,161)    (38,479)      9,592       2,800     36,210   104,215
------------------------------------------------------------------------------------------------------------------------------------
Class I:
      Shares Issued                            467         465         339         383          --          --         68         2
      Shares Issued in Lieu of
         Dividends & Distributions             151          85          --          --          --          --         --        --
      Shares Redeemed                         (735)       (322)       (673)       (535)         --          --        (27)       --
------------------------------------------------------------------------------------------------------------------------------------
   Total Class I Transactions                 (117)        228        (334)       (152)         --          --         41         2
------------------------------------------------------------------------------------------------------------------------------------
Class Y:
      Shares Issued                             --          --          --          --           7          14         --        --
      Shares Issued in Lieu of
         Dividends & Distributions              --          --          --          --           3           4         --        --
      Shares Redeemed                           --          --          --          --         (49)        (89)        --        --
------------------------------------------------------------------------------------------------------------------------------------
   Total Class Y Transactions                   --          --          --          --         (39)        (71)        --        --
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Capital
      Share Transactions                    (9,036)    (28,468)    (17,495)    (38,631)      9,553       2,729     36,251   104,217
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               S&P 500                   SMALL CAP              SMALL CAP           TAX-MANAGED
                                             INDEX FUND(4)               VALUE FUND            GROWTH FUND         SMALL CAP FUND
------------------------------------------------------------------------------------------------------------------------------------
                                    2007(2)    2007(3)     2006(3)    2007        2006       2007        2006      2007      2006
------------------------------------------------------------------------------------------------------------------------------------
Class A:
      Shares Issued                   1,250      2,517      2,705     11,573      14,206     12,999      20,574     7,958     6,096
      Shares Issued in Lieu of
      Dividends & Distributions          53        445        780      5,373       5,563         --          --     1,709     1,122
      Shares Redeemed                (1,749)    (3,966)    (5,579)   (18,686)(5) (14,670)   (20,205)(5) (19,958)   (4,181)   (3,751)
------------------------------------------------------------------------------------------------------------------------------------
   Total Class A Transactions          (446)    (1,004)    (2,094)    (1,740)      5,099     (7,206)        616     5,486     3,467
------------------------------------------------------------------------------------------------------------------------------------
   Class E:
      Shares Issued                   1,414      2,742     15,809(6)      --          --         --          --        --        --
      Shares Issued in Lieu of
      Dividends & Distributions          89        908      1,689         --          --         --          --        --        --
      Shares Redeemed                (4,713)   (20,320)(5) (9,723)        --          --         --          --        --        --
------------------------------------------------------------------------------------------------------------------------------------
   Total Class E Transactions        (3,210)   (16,670)     7,775         --          --         --          --        --        --
------------------------------------------------------------------------------------------------------------------------------------
   Class I:
      Shares Issued                      58        123        124        310         263        190         228        --        --
      Shares Issued in Lieu of
      Dividends & Distributions           1         10         15         70          68         --          --        --        --
      Shares Redeemed                  (109)      (129)      (113)      (388)       (248)      (408)       (205)       --        --
------------------------------------------------------------------------------------------------------------------------------------
   Total Class I Transactions           (50)         4         26         (8)         83       (218)         23        --        --
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in
      Capital Share Transactions     (3,706)   (17,670)     5,707     (1,748)      5,182     (7,424)        639     5,486     3,467
------------------------------------------------------------------------------------------------------------------------------------

(1) The Large Cap Diversified Alpha Fund commenced operations on December 14, 2005.
(2) For the six months ended September 30, 2007. Effective September 17, 2007 the Fund's fiscal year end changed from March 31 to September 30.
(3)   For the year ended March 31.
(4) On September 14, 2007, the SEI Institutional Managed Trust acquired the net assets of the SEI S&P 500 Index Fund in a tax-free reorganization. See Shareholder Voting Results on page 243.
(5)   Includes redemption as a result of in-kind transfer of securities (see
      Note 9).
(6)   Includes subscriptions as a result of in-kind transfer of securities (see
      Note 9).

Amounts designated as "--" are $0 or have been rounded to $0.


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         227

September 30, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                 SMALL/MID
                                                DIVERSIFIED            MID-CAP              U.S. MANAGED          GLOBAL MANAGED
                                               ALPHA FUND(1)            FUND               VOLATILITY FUND*      VOLATILITY FUND*(2)
------------------------------------------------------------------------------------------------------------------------------------
                                                2007      2006       2007       2006        2007        2006       2007        2006
------------------------------------------------------------------------------------------------------------------------------------
Class A:
     Shares Issued                            13,754     8,193      7,597      3,896      28,238      17,714     20,365       9,704
     Shares Issued in Lieu of
       Dividends & Distributions                  66        29        300        342       1,043         366        204          --
     Shares Redeemed                            (881)     (352)    (4,069)    (3,323)    (10,963)     (6,865)    (5,154)       (547)
------------------------------------------------------------------------------------------------------------------------------------
   Total Class A Transactions                 12,939     7,870      3,828        915      18,318      11,215     15,415      (9,157)
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Capital Share
     Transactions                             12,939     7,870      3,828        915      18,318      11,215     15,415      (9,157)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                REAL ESTATE           ENHANCED               CORE FIXED             HIGH YIELD
                                                   FUND             INCOME FUND(2)          INCOME FUND              BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                2007      2006       2007       2006        2007        2006       2007        2006
------------------------------------------------------------------------------------------------------------------------------------
Class A:
     Shares Issued                            10,713     7,942     60,371     24,889     115,881     109,028     59,539      57,619
     Shares Issued in Lieu of
       Dividends & Distributions                 720       375      2,090         --      19,804      19,036     10,186       9,708
     Shares Redeemed                          (8,428)   (4,351)   (23,206)    (1,550)   (101,625)   (103,170)   (46,105)   (128,063)
------------------------------------------------------------------------------------------------------------------------------------
   Total Class A Transactions                  3,005     3,966     39,255     23,339      34,060      24,894     23,620     (60,736)
------------------------------------------------------------------------------------------------------------------------------------
   Class I:
     Shares Issued                                --        --          1         --         669         611         --          --
     Shares Issued in Lieu of
       Dividends & Distributions                  --        --         --         --          62          58         --          --
     Shares Redeemed                              --        --         --         --        (830)       (549)        --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total Class I Transactions                     --        --          1         --         (99)        120         --          --
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Capital Share
     Transactions                              3,005     3,966     39,256     23,339      33,961      25,014     23,620     (60,736)
------------------------------------------------------------------------------------------------------------------------------------

*     Class I Shares rounded to less than one thousand and are not shown.
(1) The Small/Mid Cap Diversified Alpha Fund commenced operations on December 20, 2006.
(2) The Global Managed Volatility and Enhanced Income Funds commenced operations on July 27, 2006.

Amounts designated as "--" are $0 or have been rounded to $0.

5.    INVESTMENT TRANSACTIONS

The cost of security purchases and proceeds from the sale of securities, other than temporary cash investments and futures, during the year or period ended September 30, 2007, were as follows:

--------------------------------------------------------------------------------
                                     U.S. Gov't           Other           Total
                                  ($ Thousands)   ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND
Purchases .....................      $       --    $  1,323,185    $  1,323,185
Sales .........................              --       1,879,824       1,879,824
LARGE CAP GROWTH FUND
Purchases .....................              --       1,901,340       1,901,340
Sales .........................              --       2,318,338       2,318,338
TAX-MANAGED
   LARGE CAP FUND
Purchases .....................              --       1,231,858       1,231,858
Sales .........................              --       1,149,565       1,149,565
LARGE CAP DIVERSIFIED
   ALPHA FUND
Purchases .....................         522,494         979,984       1,502,478
Sales .........................         504,014         761,703       1,265,717
S&P 500 INDEX FUND
Purchases .....................              --          42,092          42,092
Sales .........................              --         215,618         215,618

--------------------------------------------------------------------------------
                                     U.S. Gov't           Other           Total
                                  ($ Thousands)   ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND*
Purchases .....................      $       --    $    998,375    $    998,375
Sales .........................              --       1,131,503       1,131,503
SMALL CAP GROWTH FUND*
Purchases .....................              --       1,516,468       1,516,468
Sales .........................              --       1,656,337       1,656,337
TAX-MANAGED
   SMALL CAP FUND
Purchases .....................              --         314,384         314,384
Sales .........................              --         259,049         259,049
SMALL/MID CAP
   DIVERSIFIED
   ALPHA FUND
Purchases .....................         116,721         119,639         236,360
Sales .........................          98,228          22,332         120,560
MID-CAP FUND
Purchases .....................              --         353,832         353,832
Sales .........................              --         283,313         283,313
U.S. MANAGED
   VOLATILITY FUND
Purchases .....................              --         692,088         692,088
Sales .........................              --         462,047         462,047


--------------------------------------------------------------------------------
228         SEI Institutional Managed Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                     U.S. Gov't           Other           Total
                                  ($ Thousands)   ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
GLOBAL MANAGED
   VOLATILITY FUND
Purchases .....................    $         --     $   376,219    $    376,219
Sales .........................              --         219,408         219,408
REAL ESTATE FUND
Purchases .....................              --         251,945         251,945
Sales .........................              --         189,146         189,146
ENHANCED INCOME FUND
Purchases .....................          75,496         171,441         246,937
Sales .........................          33,573          56,404          89,977
CORE FIXED INCOME FUND
Purchases .....................      17,021,288       1,359,067      18,380,355
Sales .........................      16,668,646       1,349,122      18,017,768
HIGH YIELD BOND FUND
Purchases .....................             903       1,032,462       1,033,365
Sales .........................           2,294         878,012         880,306

*Includes in-kind transactions (see Note 9).

6. FEDERAL TAX INFORMATION

It is each Fund's intention to continue to qualify as a regulated investment company under Subchapter M of The Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage- and asset-backed securities for tax purposes, return of capital, swap income reclassification, nontaxable redemption in-kind gain/loss, distribution reclassification, REIT income reclassification and utilization of earnings and profits on shareholder redemptions and net operating losses have been reclassified to/from the following accounts as of September 30, 2007:

--------------------------------------------------------------------------------
                                                  Undistributed     Accumulated
                                       Paid-in   Net Investment        Realized
                                       Capital    Income/(Loss)     Gain/(Loss)
                                 ($ Thousands)    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
Large Cap Value Fund                   $33,472          $   255        $(33,727)
Large Cap Growth Fund                       --               69             (69)
Tax-Managed Large Cap Fund                 437             (368)            (69)
Large Cap Diversified
   Alpha Fund                            5,940                5          (5,945)
S&P 500 Index Fund                       4,951              108          (5,059)
Small Cap Value Fund                    19,230            3,178         (22,408)
Small Cap Growth Fund                    5,424            3,408          (8,832)
Tax-Managed Small Cap Fund               1,247              129          (1,376)
Small/Mid Cap
   Diversified Alpha Fund                   --             (289)            289
Mid-Cap Fund                             4,185              121          (4,306)
U.S. Managed Volatility Fund             2,535               11          (2,546)
Global Managed Volatility Fund             963           (5,912)          4,949
Real Estate Fund*                         (160)           2,566          (2,406)
Enhanced Income Fund                        --            2,079          (2,079)
Core Fixed Income Fund                      --           (4,488)          4,488
High Yield Bond Fund                        --            1,400          (1,400)

* Information reflects Fund activity based on Fund's December 31, 2006 tax reporting year.

The tax character of dividends and distributions paid during the years or period ended September 30, 2007 and September 30, 2006 (unless otherwise indicated) was as follows:

-------------------------------------------------------------------------------------------------------------------------
                                            Ordinary Income   Long-term Capital Gain   Return of Capital           Total
                                              ($ Thousands)            ($ Thousands)       ($ Thousands)   ($ Thousands)
-------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund               2007          $   89,084               $  321,001               $  --      $  410,085
                                   2006             109,345                  203,925                  --         313,270
Large Cap Growth Fund              2007               7,665                       --                  --           7,665
                                   2006               6,263                       --                  --           6,263
Tax-Managed Large Cap Fund         2007              25,221                       --                  --          25,221
                                   2006              19,664                       --                  --          19,664
Large Cap Diversified Alpha Fund   2007              15,521                    7,983                  --          23,504
                                   2006               5,836                       --                  --           5,836
S&P 500 Index Fund                 2007(1)            6,937                       --                  --           6,937
                                   2007(2)           33,765                   26,542                  --          60,307
                                   2006(2)           33,739                   68,539                  --         102,278
Small Cap Value Fund               2007              28,891                   92,533                  --         121,424
                                   2006              38,571                   77,086                  --         115,657
Tax-Managed Small Cap Fund         2007               4,745                   19,830                  --          24,575
                                   2006               4,108                   10,936                  --          15,044


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         229

September 30, 2007

-----------------------------------------------------------------------------------------------------------------------------------
                                                     Ordinary Income   Long-term Capital Gain   Return of Capital            Total
                                                       ($ Thousands)            ($ Thousands)       ($ Thousands)    ($ Thousands)
-----------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Diversified Alpha Fund          2007         $     699                $      --           $      --        $     699
Mid-Cap Fund                                  2007             1,396                    6,038                  --            7,434
                                              2006             4,046                    3,186                  --            7,232
U.S. Managed Volatility Fund                  2007             9,194                    4,209                  --           13,403
                                              2006             4,098                      102                  --            4,200
Global Managed Volatility Fund                2007             2,197                       45                  --            2,242
Real Estate Fund                              2007             6,013                    8,207                 159           14,379
                                              2006             4,354                    1,919                  --            6,273
Enhanced Income Fund                          2007            21,572                       --                  --           21,572
Core Fixed Income Fund                        2007           215,422                       --                  --          215,422
                                              2006           194,350                   13,007                  --          207,357
High Yield Bond Fund                          2007            93,629                       --                  --           93,629
                                              2006            89,029                       --                  --           89,029

(1) For the six months ended September 30, 2007. The Fund's fiscal year end changed from March 31 to September 30.
(2)   For the year ended March 31.

As of September 30, 2007, the components of Distributable Earnings/(Accumulated Losses) were as follows:

-------------------------------------------------------------------------------------------------------------
                                                                                                        Post
                               Undistributed   Undistributed         Capital            Post         October
                                    Ordinary       Long-Term            Loss         October          Losses
                                      Income    Capital Gain   Carryforwards          Losses        Currency
                               ($ Thousands)   ($ Thousands)   ($ Thousands)   ($ Thousands)   ($ Thousands)
-------------------------------------------------------------------------------------------------------------
Large Cap Value Fund               $  42,493      $  267,676   $          --       $      --       $      --
Large Cap Growth Fund                  2,336              --      (1,081,365)             --              --
Tax-Managed Large Cap Fund             6,746              --        (289,958)             --              --
Large Cap Diversified
  Alpha Fund                          36,616          30,983              --              --              (1)
S&P 500 Index Fund                     8,449          76,392              --              --              --
Small Cap Value Fund                  30,689         100,430              --              --              (4)
Small Cap Growth Fund                 12,705          59,544              --              --              --
Tax-Managed Small Cap Fund             3,026          18,159              --              --              --
Small/Mid Cap Diversified
  Alpha Fund                              77              --            (649)             --              (4)
Mid-Cap Fund                           6,433          10,548              --              --              --
U.S. Managed Volatility Fund          11,839           7,176              --              --              --
Global Managed Volatility Fund         7,304               4              --              --          (7,329)
Real Estate Fund*                      2,519           7,949              --              --              --
Enhanced Income Fund                   7,703              --            (526)         (2,919)             --
Core Fixed Income Fund                14,440              --         (59,119)             --            (901)
High Yield Bond Fund                  17,367              --        (155,388)         (2,555)             --

-----------------------------------------------------------------------------------------
                                                                                   Total
                                                                           Distributable
                                              Unrealized           Other       Earnings/
                                            Appreciation       Temporary    (Accumulated
                                          (Depreciation)     Differences         Losses)
                                           ($ Thousands)   ($ Thousands)   ($ Thousands)
-----------------------------------------------------------------------------------------
Large Cap Value Fund                          $  781,060      $       --    $  1,091,229
Large Cap Growth Fund                            751,627              --        (327,402)
Tax-Managed Large Cap Fund                       719,410              --         436,198
Large Cap Diversified
  Alpha Fund                                     126,083               4         193,685
S&P 500 Index Fund                               938,497              --       1,023,338
Small Cap Value Fund                             112,590              --         243,705
Small Cap Growth Fund                            107,954            (277)        179,926
Tax-Managed Small Cap Fund                        67,998              --          89,183
Small/Mid Cap Diversified
  Alpha Fund                                        (134)             --            (710)
Mid-Cap Fund                                       7,000              --          23,981
U.S. Managed Volatility Fund                      46,957              --          65,972
Global Managed Volatility Fund                    12,025             502          12,506
Real Estate Fund*                                 31,561              --          42,029
Enhanced Income Fund                             (18,416)          2,136         (12,022)
Core Fixed Income Fund                           (22,502)        (19,809)        (87,891)
High Yield Bond Fund                             (35,203)        (16,742)       (192,521)

* Information reflects Fund activity based on Fund's December 31, 2006 tax reporting year.

Post October losses represent losses realized on investment transactions from November 1, 2006 through September 30, 2007 that, in accordance with Federal income tax regulations, the Funds may defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                               Total Capital
                                     Expires         Expires         Expires         Expires         Expires            Loss
                                        2015            2014            2012            2011            2010   Carryforwards
                               ($ Thousands)   ($ Thousands)   ($ Thousands)   ($ Thousands)   ($ Thousands)   ($ Thousands)
-----------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund              $      --      $       --       $   7,113      $  625,971      $  448,281    $  1,081,365
Small/Mid Cap Diversified
  Alpha Fund                             649              --              --              --              --             649
Tax-Managed Large Cap Fund                --              --          16,066         203,461          70,431         289,958
Enhanced Income Fund                     526              --              --              --              --             526
Core Fixed Income Fund                40,684          18,435              --              --              --          59,119
High Yield Bond Fund                  21,474           8,149              --          57,113          68,652         155,388


--------------------------------------------------------------------------------
230         SEI Institutional Managed Trust / Annual Report / September 30, 2007

During the year ended September 30, 2007, the Large Cap Growth, Tax-Managed Large Cap and Small Cap Growth Funds utilized $202,062,461, $136,812,157 and $36,498,015, respectively, of capital loss carryforward to offset capital gains.

For Federal income tax purposes, the cost of securities owned at September 30, 2007, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at September 30, 2007, were as follows:

----------------------------------------------------------------------------------------------------
                                                                                     Net Unrealized
                                           Federal    Appreciated       Depreciated   Appreciation/
                                          Tax Cost     Securities        Securities  (Depreciation)
                                     ($ Thousands)   ($ Thousands)    ($ Thousands)   ($ Thousands)
----------------------------------------------------------------------------------------------------
Large Cap Value
  Fund                                $  3,267,690      $  847,995     $   (66,935)      $  781,060
Large Cap Growth
  Fund                                   3,319,383         788,286         (36,659)         751,627
Tax-Managed
  Large Cap Fund                         2,553,635         745,232         (25,822)         719,410
Large Cap Diversified
  Alpha Fund                             1,844,190         187,491         (54,570)         132,921
S&P 500 Index
  Fund                                     955,631         963,525         (25,028)         938,497
Small Cap Value
  Fund                                   1,368,200         180,002         (67,412)         112,590
Small Cap Growth
  Fund                                   1,442,115         164,689         (56,791)         107,898
Tax-Managed
  Small Cap Fund                           459,711          83,958         (15,960)          67,998
Small/Mid Cap
  Diversified Alpha
  Fund                                     152,559           8,904          (8,740)             164
Mid-Cap Fund                               175,857          15,331          (8,331)           7,000
U.S. Managed
  Volatility Fund                          538,171          59,111         (12,154)          46,957
Global Managed
  Volatility Fund                          260,762          20,837          (8,445)          12,392
Real Estate                                286,915          34,581          (3,020)          31,561
Enhanced Income
  Fund                                     650,176           1,456         (16,426)         (14,970)
Core Fixed Income
  Fund                                   6,356,382          46,451         (58,328)         (11,877)
High Yield Bond
  Fund                                   1,467,834           8,057         (43,260)         (35,203)

7. SECURITIES LENDING

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board of Trustees. These loans may not exceed
33 1 /3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day's market fluc-tuations and the current day's lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These investments may include repurchase agreements, which are collateralized by United States Treasury and Government Agency securities, and high-quality, short-term instruments, such as floating rate corporate obligations, commercial paper, and private placements with an average weighted maturity not to exceed 60 days and a maturity not to exceed 397 days.

8. CONCENTRATIONS/RISKS

In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Funds to the counterparty to the contract. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

The market values of the Core Fixed Income and High Yield Bond Funds' investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         231

Notes to Financial Statements (Concluded)

September 30, 2007

9. IN-KIND TRANSFER OF SECURITIES

During the year ended September 30, 2007, the Small Cap Value and Small Cap Growth Funds redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

------------------------------------------------------------------------------
                      Transaction      Shares                            Gain
                             Date    Redeemed           Value          (Loss)
------------------------------------------------------------------------------
Small Cap
  Value Fund             10/31/06   2,111,117   $  47,246,783   $   2,167,503
Small Cap
  Growth Fund            10/31/06   3,291,723      64,649,433      (4,305,289)

During the year ended March 31, 2007, the S&P 500 Index Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

------------------------------------------------------------------------------
         Transaction Date     Shares Redeemed           Value            Gain
------------------------------------------------------------------------------
                 10/31/06           1,159,503   $  47,458,439   $   4,367,598

During the year ended March 31, 2006, the S&P 500 Index Fund issued shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

------------------------------------------------------------------------------
                                    Transaction       Shares
                                           Date       Issued            Value
------------------------------------------------------------------------------
                                       09/30/05    5,036,833    $ 191,047,087
                                       03/31/06      845,413       32,531,494

10. NEW ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund asset calculations as late as the fund's last net asset value calculation in the first required financial statement reporting period. As a result, the Funds, with the exception of the S&P 500 Index and Small/Mid Cap Diversified Alpha Funds, will incorporate FIN 48 in their semi-annual report of March 31, 2008. As of September 30, 2007, management does not anticipate a material impact to the financial statements. The S&P 500 Index and Small/Mid Cap Diversified Alpha Funds adopted FIN 48 and management has determined that the adoption of FIN 48 did not have a material impact to the Fund's financial statements. However, management's conclusions regarding FIN 48 could change in the future to the extent there are changes in tax laws and/or additional guidance from the IRS regarding interpretations of existing laws.

In September 2006, the FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements". This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported in the financial statements for a fiscal period.

11. OTHER MATTERS

Due to volatility in the fixed income and equity markets, the market value of some of the Fund's holdings may currently be lower than shown in the Schedules of Investments ("SOI"). The values shown in the SOI's were the market values as of September 30, 2007 and do not reflect any market events after September 30, 2007.


--------------------------------------------------------------------------------
232         SEI Institutional Managed Trust / Annual Report / September 30, 2007

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of SEI Institutional Managed Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of SEI Institutional Managed Trust, comprising the Large Cap Value Fund, Large Cap Growth Fund, Tax-Managed Large Cap Fund, Large Cap Diversified Alpha Fund, S&P 500 Index Fund, Small Cap Value Fund, Small Cap Growth Fund, Tax-Managed Small Cap Fund, Small/Mid Cap Diversified Alpha Fund, Mid-Cap Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, Real Estate Fund, Enhanced Income Fund, Core Fixed Income Fund and High Yield Bond Fund (collectively, the "Funds"), as of September 30, 2007, and the related statements of operations for the year or period then ended, the changes in net assets and the financial highlights for each of the years or periods in the two-year period then ended, and the statements of operations, the changes in net assets and financial highlights for the year ended March 31, 2006 for the S&P 500 Index Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Tax-Managed Large Cap Fund, Large Cap Value Fund, Large Cap Growth Fund, Tax-Managed Small Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Mid-Cap Fund, U.S. Managed Volatility Fund, Real Estate Fund, Core Fixed Income Fund and High Yield Bond Fund for the years or periods ended September 30, 2005 and prior, were audited by other auditors. The financial highlights of the S&P 500 Index Fund for the periods presented through March 31, 2005 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their reports dated November 28, 2005 and May 31, 2005, respectively.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising SEI Institutional Managed Trust as of September 30, 2007, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

                                                /s/ KPMG LLP

Philadelphia, Pennsylvania

November 27, 2007


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         233

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)
The following chart lists Trustees and Officers as of November 15, 2007.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

------------------------------------------------------------------------------------------------------------------------------------
                                              TERM OF                                   NUMBER OF
                                              OFFICE                                    PORTFOLIOS
                                                AND               PRINCIPAL              IN FUND
        NAME                POSITION(S)      LENGTH OF          OCCUPATION(S)            COMPLEX           OTHER DIRECTORSHIPS
      ADDRESS,               HELD WITH         TIME              DURING PAST             OVERSEEN                HELD BY
      AND AGE                  TRUSTS        SERVED 1             FIVE YEARS          BY TRUSTEE 2               TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------

Robert A. Nesher             Chairman       since 1982   Currently performs various        77        Trustee of The Advisors' Inner
One Freedom                   of the                     services on behalf of SEI                   Circle Fund, The Advisors'
Valley Drive,                Board of                    for which Mr. Nesher is                     Inner Circle Fund II, Bishop
Oaks, PA 19456               Trustees*                   compensated.                                Street Funds, Director of SEI
61 yrs. old                                                                                          Global Master Fund, plc, SEI
                                                                                                     Global Assets Fund, plc, SEI
                                                                                                     Global Investments Fund, plc,
                                                                                                     SEI Investments Global,
                                                                                                     Limited, SEI Investments --
                                                                                                     Global Fund Services, Limited,
                                                                                                     SEI Investments (Europe),
                                                                                                     Limited, SEI Investments --
                                                                                                     Unit Trust Management (UK),
                                                                                                     Limited, SEI Global Nominee
                                                                                                     Ltd., SEI Opportunity Master
                                                                                                     Fund, L.P., SEI Opportunity
                                                                                                     Fund, L.P., SEI Multi-Strategy
                                                                                                     Funds plc, SEI Structured
                                                                                                     Credit Fund, L.P. and SEI Alpha
                                                                                                     Strategy Portfolios, LP
------------------------------------------------------------------------------------------------------------------------------------
William M. Doran             Trustee*       since 1982   Self-employed consultant          77        Trustee of The Advisors' Inner
1701 Market Street                                       since 2003. Partner,                        Circle Fund, The Advisors'
Philadelphia, PA                                         Morgan, Lewis & Bockius                     Inner Circle Fund II, Bishop
19103                                                    LLP (law firm) from 1976                    Street Funds, Director of SEI
67 yrs. old                                              to 2003, counsel to the                     since 1974. Director of the
                                                         Trust, SEI, SIMC, the                       Distributor since 2003.
                                                         Administrator and the                       Director of SEI Investments --
                                                         Distributor. Secretary of                   Global Fund Services, Limited,
                                                         SEI since 1978.                             SEI Investments Global,
                                                                                                     Limited, SEI Investments
                                                                                                     (Europe), Limited, SEI
                                                                                                     Investments (Asia), Limited,
                                                                                                     SEI Asset Korea Co., Ltd. and
                                                                                                     SEI Alpha Strategy Portfolios,
                                                                                                     LP
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES
--------

F. Wendell Gooch             Trustee        since 1982   Retired                           77        Trustee of STI Classic Funds
One Freedom                                                                                          and STI Classic Variable Trust.
Valley Drive,
Oaks, PA 19456
74 yrs. old
------------------------------------------------------------------------------------------------------------------------------------
James M. Storey              Trustee        since 1995   Attorney, sole                    77        Trustee of The Advisors' Inner
One Freedom                                              practitioner since 1994.                    Circle Fund, The Advisors'
Valley Drive,                                            Partner, Dechert Price &                    Inner Circle Fund II, Bishop
Oaks, PA 19456                                           Rhoads, September 1987-                     Street Funds, Massachusetts
76 yrs. old                                              December 1993.                              Health and Education Tax-
                                                                                                     Exempt Trust, U.S. Charitable
                                                                                                     Gift Trust and SEI Alpha
                                                                                                     Strategy Portfolios, LP
------------------------------------------------------------------------------------------------------------------------------------

*MESSRS. NESHER AND DORAN ARE TRUSTEES WHO MAY BE DEEMED AS "INTERESTED"
 PERSONS OF THE TRUST AS THAT TERM IS DEFINED IN THE 1940 ACT BY VIRTUE OF THEIR AFFILIATION WITH SIMC AND THE TRUST'S DISTRIBUTOR.

1EACH TRUSTEE SHALL HOLD OFFICE DURING THE LIFETIME OF THIS TRUST UNTIL THE
 ELECTION AND QUALIFICATION OF HIS OR HER SUCCESSOR, OR UNTIL HE OR SHE SOONER DIES, RESIGNS OR IS REMOVED IN ACCORDANCE WITH THE TRUST'S DECLARATION OF TRUST.

2THE FUND COMPLEX INCLUDES THE FOLLOWING: SEI ASSET ALLOCATION TRUST, SEI
 DAILY INCOME TRUST, SEI INSTITUTIONAL INVESTMENTS TRUST, SEI INSTITUTIONAL INTERNATIONAL TRUST, SEI INSTITUTIONAL MANAGED TRUST, SEI LIQUID ASSET TRUST, SEI TAX EXEMPT TRUST AND SEI ALPHA STRATEGY PORTFOLIOS, LP.


--------------------------------------------------------------------------------
234         SEI Institutional Managed Trust / Annual Report / September 30, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                              TERM OF                                   NUMBER OF
                                               OFFICE                                  PORTFOLIOS
                                                AND               PRINCIPAL              IN FUND
          NAME              POSITION(S)      LENGTH OF          OCCUPATION(S)            COMPLEX           OTHER DIRECTORSHIPS
        ADDRESS,             HELD WITH          TIME             DURING PAST            OVERSEEN                HELD BY
        AND AGE                TRUSTS        SERVED 1             FIVE YEARS          BY TRUSTEE 2              TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES (CONTINUED)
--------------------

George J. Sullivan, Jr.      Trustee        since 1996   Self-Employed Consultant,         77        Trustee of The Advisors' Inner
One Freedom                                              Newfound Consultants Inc.                   Circle Fund, The Advisors'
Valley Drive                                             since April 1997.                           Inner Circle Fund II, Bishop
Oaks, PA 19456                                                                                       Street Funds, State Street
65 yrs. old                                                                                          Navigator Securities Lending
                                                                                                     Trust, SEI Opportunity Master
                                                                                                     Fund, L.P., SEI Opportunity
                                                                                                     Fund, L.P., SEI Structured
                                                                                                     Credit Fund L.P. and SEI Alpha
                                                                                                     Strategy Portfolios, LP
------------------------------------------------------------------------------------------------------------------------------------
Rosemarie B. Greco           Trustee        since 1999   Director, Governor's               77       Director, Sonoco, Inc.;
One Freedom                                              Office of Health Care                       Director, Exelon Corporation;
Valley Drive                                             Reform, Commonwealth of                     Trustee, Pennsylvania Real
Oaks, PA 19456                                           Pennsylvania since 2003.                    Estate Investment Trust and SEI
61 yrs. old                                              Founder and Principal,                      Alpha Strategy Portfolios, LP
                                                         Grecoventures Ltd. from
                                                         1999 to 2002.
------------------------------------------------------------------------------------------------------------------------------------
Nina Lesavoy                 Trustee        since 2003   Managing Partner, Cue             77        Director of SEI Opportunity
One Freedom                                              Capital since March 2002,                   Master Fund, L.P., SEI
Valley Drive,                                            Managing Partner and Head                   Opportunity Fund, L.P., SEI
Oaks, PA 19456                                           of Sales, Investorforce,                    Structured Credit Fund L.P. and
50 yrs. old                                              March 2000-December 2001;                   SEI Alpha Strategy Portfolios,
                                                         Global Partner working for                  LP
                                                         the CEO, Invesco Capital,
                                                         January 1998-January 2000.
                                                         Head of Sales and Client
                                                         Services, Chancellor
                                                         Capital and later LGT
                                                         Asset Management,
                                                         1986-2000.
------------------------------------------------------------------------------------------------------------------------------------
James M. Williams            Trustee        since 2004   Vice President and Chief          77        Trustee/Director of Ariel
One Freedom                                              Investment Officer, J.                      Mutual Funds, SEI Opportunity
Valley Drive,                                            Paul Getty Trust,                           Master Fund, L.P., SEI
Oaks, PA 19456                                           Non-Profit Foundation for                   Opportunity Fund, L.P., SEI
60 yrs. old                                              Visual Arts, since                          Structured Credit Fund L.P. and
                                                         December 2002. President,                   SEI Alpha Strategy Portfolios,
                                                         Harbor Capital Advisors                     LP
                                                         and Harbor Mutual Funds,
                                                         2000-2002. Manager,
                                                         Pension Asset Management,
                                                         Ford Motor Company,
                                                         1997-1999.
------------------------------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson          Trustee        since 2007   Private Investor since            77        Trustee of The Advisors' Inner
One Freedom                                              1994. Director, Federal                     Circle Fund, The Advisors'
Valley Drive,                                            Agricultural Mortgage                       Inner Circle Fund II, Bishop
Oaks, PA 19456                                           Corporation (Farmer Mac).                   Street Funds and SEI Alpha
65 yrs. old                                                                                          Strategy Portfolios, LP
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------

Robert A. Nesher             President      since 2005   Currently performs various        N/A                     N/A
One Freedom                   & CEO                      services on behalf of SEI
Valley Drive,                                            for which Mr. Nesher is
Oaks, PA 19456                                           compensated.
61 yrs. old
------------------------------------------------------------------------------------------------------------------------------------
Stephen F. Panner          Controller and   since 2005   Fund Accounting Director          N/A                     N/A
One Freedom                    Chief                     of the Administrator since
Valley Drive,                Financial                   2005. Fund Administration
Oaks, PA 19456                Officer                    Manager, Old Mutual Fund
37 yrs. old                                              Services, 2000-2005. Chief
                                                         Financial Officer,
                                                         Controller and Treasurer,
                                                         PBHG Funds and PBHG
                                                         Insurance Series Fund,
                                                         2004-2005. Assistant
                                                         Treasurer, PBHG Funds and
                                                         PBHG Insurance Series
                                                         Fund, 2000-2004. Assistant
                                                         Treasurer, Old Mutual Fund
                                                         Advisors Fund, 2004-2005.
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         235

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

------------------------------------------------------------------------------------------------------------------------------------
                                              TERM OF                                   NUMBER OF
                                              OFFICE                                   PORTFOLIOS
                                                AND               PRINCIPAL              IN FUND
        NAME                POSITION(S)      LENGTH OF          OCCUPATION(S)            COMPLEX           OTHER DIRECTORSHIPS
      ADDRESS,               HELD WITH         TIME              DURING PAST            OVERSEEN                 HELD BY
      AND AGE                 TRUSTS         SERVED 1             FIVE YEARS          BY TRUSTEE 2               TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED)
--------------------

Russell Emery                  Chief        since 2006   Chief Compliance Officer          N/A                     N/A
One Freedom                 Compliance                   of SEI Opportunity Master
Valley Drive                  Officer                    Fund, L.P., SEI
Oaks, PA 19456                                           Opportunity Fund, L.P.,
44 yrs. old                                              SEI Structured Credit
                                                         Fund, L.P., The Advisors'
                                                         Inner Circle Fund, The
                                                         Advisors' Inner Circle
                                                         Fund II, and Bishop Street
                                                         Funds since March 2006.
                                                         Director of Investment
                                                         Product Management and
                                                         Development of SIMC,
                                                         February 2003-March 2006.
                                                         Senior Investment Analyst
                                                         --Equity Team of SEI,
                                                         March 2000-February 2003.
------------------------------------------------------------------------------------------------------------------------------------
Timothy D. Barto                Vice        since 2002   General Counsel, Vice             N/A                     N/A
One Freedom                  President                   President and Secretary of
Valley Drive                    and                      SIMC and the Administrator
Oaks, PA 19456               Secretary                   since 2004. Vice President
39 yrs. old                                              and Assistant Secretary of
                                                         SEI since 2001. Vice
                                                         President of SIMC and the
                                                         Administrator since 1999.
                                                         Assistant Secretary of
                                                         SIMC, the Administrator
                                                         and the Distributor and
                                                         Vice President of the
                                                         Distributor, 1999-2003.
------------------------------------------------------------------------------------------------------------------------------------
Sofia A. Rosala                 Vice        since 2004   Vice President and                N/A                     N/A
One Freedom                  President                   Assistant Secretary of
Valley Drive                    and                      SIMC and the Administrator
Oaks, PA 19456               Assistant                   since 2005. Compliance
33 yrs. old                  Secretary                   Officer of SEI, September
                                                         2001-2004.
------------------------------------------------------------------------------------------------------------------------------------
James Ndiaye                    Vice        since 2005   Vice President and                N/A                     N/A
One Freedom                  President                   Assistant Secretary of
Valley Drive                    and                      SIMC since 2005. Vice
Oaks, PA 19456               Assistant                   President, Deutsche Asset
39 yrs. old                  Secretary                   Management (2003-2004).
                                                         Associate, Morgan, Lewis &
                                                         Bockius LLP (2000-2003).
------------------------------------------------------------------------------------------------------------------------------------
Michael T. Pang                 Vice        since 2005   Vice President and                N/A                     N/A
One Freedom                  President                   Assistant Secretary of
Valley Drive                    and                      SIMC since 2005. Counsel,
Oaks, PA 19456               Assistant                   Caledonian Bank & Trust's
35 yrs. old                  Secretary                   Mutual Funds Group (2004).
                                                         Counsel, Permal Asset
                                                         Management (2001-2004).
------------------------------------------------------------------------------------------------------------------------------------
John J. McCue                   Vice        since 2004   Director of Portfolio             N/A                     N/A
One Freedom                  President                   Implementations for SIMC
Valley Drive                                             since 1995. Managing
Oaks, PA 19456                                           Director of Money Market
44 yrs. old                                              Investments for SIMC since
                                                         2003.
------------------------------------------------------------------------------------------------------------------------------------
Nicole Welch                 Anti-Money     since 2005   Assistant Vice President          N/A                     N/A
One Freedom                  Laundering                  and Anti-Money Laundering
Valley Drive                 Compliance                  Compliance Coordinator of
Oaks, PA 19456                Officer                    SEI since 2005. Compliance
30 yrs. old                                              Analyst, TD Waterhouse
                                                         (2004). Senior Compliance
                                                         Analyst, UBS Financial
                                                         Services (2002-2004).
                                                         Knowledge Management
                                                         Analyst,
                                                         PriceWaterhouseCoopers
                                                         Consulting (2000-2002).
------------------------------------------------------------------------------------------------------------------------------------

1EACH TRUSTEE SHALL HOLD OFFICE DURING THE LIFETIME OF THIS TRUST UNTIL THE
 ELECTION AND QUALIFICATION OF HIS OR HER SUCCESSOR, OR UNTIL HE OR SHE SOONER DIES, RESIGNS OR IS REMOVED IN ACCORDANCE WITH THE TRUST'S DECLARATION OF TRUST.

2THE FUND COMPLEX INCLUDES THE FOLLOWING: SEI ASSET ALLOCATION TRUST, SEI
 DAILY INCOME TRUST, SEI INSTITUTIONAL INVESTMENTS TRUST, SEI INSTITUTIONAL INTERNATIONAL TRUST, SEI INSTITUTIONAL MANAGED TRUST, SEI LIQUID ASSET TRUST, SEI TAX EXEMPT TRUST, AND SEI ALPHA STRATEGY PORTFOLIOS, LP.


--------------------------------------------------------------------------------
236         SEI Institutional Managed Trust / Annual Report / September 30, 2007

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund's average net assets; this percentage is known as the mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund's costs in two ways:

o ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

o HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown do not apply to your specific investment.


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         237

                              BEGINNING     ENDING                  EXPENSE
                               ACCOUNT      ACCOUNT    ANNUALIZED    PAID
                                VALUE        VALUE      EXPENSE      DURING
                               4/1/07       9/30/07      RATIOS     PERIOD*
----------------------------------------------------------------------------
LARGE CAP VALUE FUND
----------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares               $ 1,000.00   $ 1,042.20      0.86%      $ 4.40
Class I Shares                 1,000.00     1,041.10      1.11         5.68
HYPOTHETICAL 5% RETURN
Class A Shares               $ 1,000.00   $ 1,020.76      0.86%      $ 4.36
Class I Shares                 1,000.00     1,019.50      1.11         5.62
----------------------------------------------------------------------------
LARGE CAP GROWTH FUND
----------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares               $ 1,000.00   $ 1,118.90      0.86%      $ 4.57
Class I Shares                 1,000.00     1,117.60      1.11         5.89
HYPOTHETICAL 5% RETURN
Class A Shares               $ 1,000.00   $ 1,020.76      0.86%      $ 4.36
Class I Shares                 1,000.00     1,019.50      1.11         5.62
----------------------------------------------------------------------------
TAX-MANAGED LARGE CAP FUND
----------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares               $ 1,000.00   $ 1,086.20      0.86%      $ 4.50
Class Y Shares                 1,000.00     1,087.60      0.56         2.93
HYPOTHETICAL 5% RETURN
Class A Shares               $ 1,000.00   $ 1,020.76      0.86%      $ 4.36
Class Y Shares                 1,000.00     1,022.26      0.56         2.84
----------------------------------------------------------------------------
LARGE CAP DIVERSIFIED ALPHA FUND
----------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares               $ 1,000.00   $ 1,062.20      1.02%      $ 5.27
Class I Shares                 1,000.00     1,061.50      1.27         6.56
HYPOTHETICAL 5% RETURN
Class A Shares               $ 1,000.00   $ 1,019.95      1.02%      $ 5.16
Class I Shares                 1,000.00     1,018.70      1.27         6.43
----------------------------------------------------------------------------
S&P 500 INDEX FUND
----------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares               $ 1,000.00   $ 1,082.80      0.40%      $ 2.09
Class E Shares                 1,000.00     1,083.40      0.25         1.31
Class I Shares                 1,000.00     1,081.20      0.65         3.39
HYPOTHETICAL 5% RETURN
Class A Shares               $ 1,000.00   $ 1,023.06      0.40%      $ 2.03
Class E Shares                 1,000.00     1,023.82      0.25         1.27
Class I Shares                 1,000.00     1,021.81      0.65         3.29
----------------------------------------------------------------------------
SMALL CAP VALUE FUND
----------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares               $ 1,000.00   $   978.10      1.11%     $  5.50
Class I Shares                 1,000.00       976.90      1.36         6.74
HYPOTHETICAL 5% RETURN
Class A Shares               $ 1,000.00   $ 1,019.50      1.11%     $  5.62
Class I Shares                 1,000.00     1,018.25      1.36         6.88
----------------------------------------------------------------------------
SMALL CAP GROWTH FUND
----------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares               $ 1,000.00   $ 1,062.60      1.11%      $ 5.74
Class I Shares                 1,000.00     1,061.50      1.36         7.03
HYPOTHETICAL 5% RETURN
Class A Shares               $ 1,000.00   $ 1,019.50      1.11%      $ 5.62
Class I Shares                 1,000.00     1,018.25      1.36         6.88
----------------------------------------------------------------------------
TAX-MANAGED SMALL CAP FUND
----------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares               $ 1,000.00   $ 1,039.30      1.11%      $ 5.67
HYPOTHETICAL 5% RETURN
Class A Shares               $ 1,000.00   $ 1,019.50      1.11%      $ 5.62
----------------------------------------------------------------------------
SMALL/MID CAP DIVERSIFIED ALPHA FUND
----------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares               $ 1,000.00   $   987.70      1.25%      $ 6.23
HYPOTHETICAL 5% RETURN
Class A Shares               $ 1,000.00   $ 1,018.80      1.25%      $ 6.33
----------------------------------------------------------------------------
MID-CAP FUND
----------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares               $ 1,000.00   $ 1,018.20      1.01%      $ 5.11
HYPOTHETICAL 5% RETURN
Class A Shares               $ 1,000.00   $ 1,020.00      1.01%      $ 5.11

                              BEGINNING      ENDING                 EXPENSE
                               ACCOUNT      ACCOUNT    ANNUALIZED     PAID
                                VALUE        VALUE      EXPENSE      DURING
                               4/1/07       9/30/07      RATIOS     PERIOD*
----------------------------------------------------------------------------
U.S. MANAGED VOLATILITY FUND
----------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares               $ 1,000.00   $ 1,056.00      1.00%      $ 5.15
HYPOTHETICAL 5% RETURN
Class A Shares               $ 1,000.00   $ 1,020.05      1.00%      $ 5.06
----------------------------------------------------------------------------
GLOBAL MANAGED VOLATILITY FUND
----------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares               $ 1,000.00   $ 1,009.00      1.12%      $ 5.64
HYPOTHETICAL 5% RETURN
Class A Shares               $ 1,000.00   $ 1,019.45      1.12%      $ 5.67
----------------------------------------------------------------------------
REAL ESTATE FUND
----------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares               $ 1,000.00   $   928.90      1.11%      $ 5.37
HYPOTHETICAL 5% RETURN
Class A Shares               $ 1,000.00   $ 1,019.50      1.11%      $ 5.62
----------------------------------------------------------------------------
ENHANCED INCOME FUND
----------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares               $ 1,000.00   $   997.40      0.60%      $ 3.00
HYPOTHETICAL 5% RETURN
Class A Shares               $ 1,000.00   $ 1,022.06      0.60%      $ 3.04
----------------------------------------------------------------------------
CORE FIXED INCOME FUND
----------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares               $ 1,000.00   $ 1,010.60      0.64%      $ 3.23
Class I Shares                 1,000.00     1,010.30      0.89         4.49
HYPOTHETICAL 5% RETURN
Class A Shares               $ 1,000.00   $ 1,021.86      0.64%      $ 3.24
Class I Shares                 1,000.00     1,020.61      0.89         4.51
----------------------------------------------------------------------------
HIGH YIELD BOND FUND
----------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares               $ 1,000.00   $   998.00      0.86%      $ 4.31
HYPOTHETICAL 5% RETURN
Class A Shares               $ 1,000.00   $ 1,020.76      0.86%      $ 4.36

*Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period shown).

                              BEGINNING     ENDING                  EXPENSE
                               ACCOUNT      ACCOUNT     ANNUALIZED   PAID
                                VALUE        VALUE       EXPENSE     DURING
                             6/29/07(1)     9/30/07       RATIOS     PERIOD
----------------------------------------------------------------------------
U.S. MANAGED VOLATILITY FUND
----------------------------------------------------------------------------
ACTUAL FUND RETURN
Class I Shares               $ 1,000.00   $   996.80      1.36%      $ 3.46*
HYPOTHETICAL 5% RETURN
Class I Shares               $ 1,000.00   $ 1,018.25      1.36%      $ 6.88**
----------------------------------------------------------------------------
ENHANCED INCOME FUND
----------------------------------------------------------------------------
ACTUAL FUND RETURN
Class I Shares               $ 1,000.00   $   979.90      0.85%      $ 2.14*
HYPOTHETICAL 5% RETURN
Class I Shares               $ 1,000.00   $ 1,020.81      0.85%      $ 4.31**

(1) Date of inception

 *Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 93/365 (to reflect the period since inception).

**Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period shown).

                              BEGINNING     ENDING                  EXPENSE
                               ACCOUNT      ACCOUNT    ANNUALIZED     PAID
                                VALUE        VALUE       EXPENSE     DURING
                             6/30/07(1)     9/30/07      RATIOS      PERIOD
----------------------------------------------------------------------------
GLOBAL MANAGED VOLATILITY FUND
----------------------------------------------------------------------------
ACTUAL FUND RETURN
Class I Shares               $ 1,000.00   $   978.20      1.36%      $ 3.39*
HYPOTHETICAL 5% RETURN
Class I Shares               $ 1,000.00   $ 1,018.25      1.36%      $ 6.88**

(1)   Date of inception

 * Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 92/365 (to reflect the period since inception).

** Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period shown).


--------------------------------------------------------------------------------
238         SEI Institutional Managed Trust / Annual Report / September 30, 2007

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited)

The SEI Institutional Managed Trust (the "Trust") and SEI Investments Management Corporation ("SIMC") have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the series of the Trust (the "Funds") and may manage the cash portion of the Funds' assets. Pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with SIMC, and under the supervision of SIMC and the Trust's Board of Trustees (the "Board"), the Sub-Advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers also are responsible for managing their employees who provide services to these Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers' skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the "1940 Act") requires that the initial approval of, as well as the continuation of, the Funds' Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board of Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of such approvals, the Funds' Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission ("SEC") takes the position that, as part of their fiduciary duties with respect to a mutual fund's fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Trust's Board of Trustees calls and holds meetings each year that are dedicated to considering whether to renew the Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC's and the Sub-Advisers' affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from Fund counsel and independent counsel to the Independent Trustees regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust's Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (a) the quality of SIMC's and the Sub-Advisers' investment management and other services; (b) SIMC's and the Sub-Advisers' investment management personnel; (c) SIMC's and the Sub-Advisers' operations and financial condition; (d) SIMC's and the Sub-Advisers' brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that SIMC and the Sub-Advisers charge the Funds compared with the fees each charge to comparable mutual funds; (f) the Funds' overall fees and operating expenses compared with similar mutual funds; (g) the level of SIMC's and the Sub-Advisers' profitability from their Fund-related operations; (h) SIMC's and the Sub-Advisers' compliance systems; (i) SIMC's and the Sub-Advisers' policies on and compliance procedures for personal securities transactions; (j) SIMC's and the Sub-Advisers' reputation, expertise and resources in domestic and/or international financial markets; and (k) the Funds' performance compared with similar mutual funds.


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         239

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited) (Concluded)

At the December 7-8, 2006, March 14, 2007, June 28-29, 2007 and September 19-20, 2007 meetings of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreements and approved the selection of SIMC and the Sub-Advisers to act in their respective capacities for the Funds. The Board's approval was based on its consideration and evaluation of a variety of specific factors discussed at the meetings and at prior meetings, including:

o the nature, extent and quality of the services provided to the Funds under the Investment Advisory Agreements, including the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds;

o the Funds' investment performance and how it compared to that of other comparable mutual funds;

o the Funds' expenses under each Investment Advisory Agreement and how those expenses compared to those of other comparable mutual funds;

o the profitability of SIMC and the Sub-Advisers and their affiliates with respect to the Funds, including both direct and indirect benefits accruing to SIMC and the Sub-Advisers and their affiliates; and

o the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of Fund investors.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board of Trustees considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC's and the Sub-Advisers' personnel, experience, track record and compliance program. The Trustees found the level of SIMC's professional staff and culture of compliance satisfactory. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds supported renewal of the Investment Advisory Agreements.

FUND PERFORMANCE. The Board of Trustees considered Fund performance in determining whether to renew the Investment Advisory Agreements. Specifically, the Trustees considered the Funds' performance relative to their peer groups and appropriate indices/benchmarks, in light of total return, yield and market trends. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In evaluating performance, the Trustees considered both market risk and shareholder risk expectations for the Funds. The Trustees found Fund performance satisfactory, and where performance was below the benchmark, the Trustees were satisfied that appropriate steps were being taken. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported renewal of the Investment Advisory Agreements.

FUND EXPENSES. With respect to the Funds' expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds' net operating expense ratio in comparison to those of other comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in the Funds' respective peer groups. The Trustees further considered the fact that the comprehensive fee analysis either showed that the various fees were below average or that there was a reasonable basis for the fee level. Finally, the Trustees considered the effects of SIMC's voluntary waiver of management and other fees and the Sub-Advisers' fees to prevent total Fund expenses from exceeding a specified cap and that SIMC and the Sub-Advisers, through waivers, have maintained the Funds' net operating expenses at competitive levels for their respective distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements.


--------------------------------------------------------------------------------
240         SEI Institutional Managed Trust / Annual Report / September 30, 2007

PROFITABILITY. With regard to profitability, the Trustees considered all compensation flowing to SIMC and the Sub-Adviser and their affiliates, directly or indirectly. The Trustees considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by SIMC and the Sub-Advisers and their affiliates. The Trustees found that profitability was reasonable and that the margin was not increasing despite growth in assets. When considering the profitability of the Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC, and not by the Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of SIMC and the Sub-Advisers are reasonable and supported renewal of the Investment Advisory Agreements.

ECONOMIES OF SCALE. The Trustees considered the existence of any economies of scale and whether those were passed along to the Funds' shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

Based on the Trustees' deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Trustees did not identify any particular information that was all-important or controlling.


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         241

Notice to Shareholders (Unaudited)

For shareholders who do not have a September 30, 2007, taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2007, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended September 30, 2007, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

-----------------------------------------------------------------------------------------------------------------
                                                                                                         (C)
                                                            (B)                                       DIVIDENDS
                                             (A)          ORDINARY                                   QUALIFYING
                                          LONG-TERM        INCOME                      TOTAL       FOR CORPORATE
                                        CAPITAL GAIN   DISTRIBUTIONS   RETURN OF   DISTRIBUTIONS   DIVIDENDS REC.
FUND                                    DISTRIBUTION    (TAX BASIS)     CAPITAL     (TAX BASIS)     DEDUCTION (1)
-----------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                         78%             22%           0%           100%             89%
Large Cap Growth Fund                         0%            100%           0%           100%            100%
Tax-Managed Large Cap Fund                    0%            100%           0%           100%            100%
Large Cap Diversified Alpha Fund             30%             70%           0%           100%             51%
S&P 500 Index Fund                           34%             66%           0%           100%             92%
Small Cap Value Fund                         76%             24%           0%           100%             28%
Small Cap Growth Fund                        82%             18%           0%           100%             22%
Tax-Managed Small Cap Fund                   81%             19%           0%           100%             62%
Small/Mid Cap Diversified Alpha Fund          0%            100%           0%           100%             69%
Mid-Cap Fund                                 73%             27%           0%           100%             20%
U.S. Managed Volatility Fund(7)              31%             69%           0%           100%             45%
Global Managed Volatility Fund                1%             99%           0%           100%             14%
Real Estate Fund(6)                          56%             43%           1%           100%              0%
Enhanced Income Fund                          0%            100%           0%           100%              0%
Core Fixed Income Fund                        0%            100%           0%           100%              0%
High Yield Bond Fund                          0%            100%           0%           100%              0%

----------------------------------------------------------------------------------------------------------------
                                              (D)
                                          QUALIFYING
                                        DIVIDEND INCOME           (E)            QUALIFIED         QUALIFIED
                                         (15% TAX RATE      U.S. GOVERNMENT      INTEREST          SHORT-TERM
FUND                                      FOR QDI) (2)        INTEREST (3)      INCOME (4)     CAPITAL GAINS (5)
----------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                           89%                 1%                1%               100%
Large Cap Growth Fund                         100%                 1%                3%                 0%
Tax-Managed Large Cap Fund                    100%                 1%                1%                 0%
Large Cap Diversified Alpha Fund               37%                 1%               34%               100%
S&P 500 Index Fund                             92%                 1%                1%               100%
Small Cap Value Fund                           28%                 0%               34%               100%
Small Cap Growth Fund                          17%                 1%                1%                 0%
Tax-Managed Small Cap Fund                     55%                 1%                1%               100%
Small/Mid Cap Diversified Alpha Fund           57%                 1%               75%                 0%
Mid-Cap Fund                                   20%                 1%                2%               100%
U.S. Managed Volatility Fund                   44%                 1%               21%               100%
Global Managed Volatility Fund(7)              17%                 1%                3%               100%
Real Estate Fund(6)                             0%                 0%                0%                 0%
Enhanced Income Fund                            0%                 1%               89%                 0%
Core Fixed Income Fund                          0%                14%               86%               100%
High Yield Bond Fund                            0%                 0%               82%               100%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6) Information reflects Fund activity based on Fund's December 31, 2006 tax reporting year.

(7) The Fund intends to pass through foreign tax credit to shareholders. For fiscal year ended September 30, 2007, the total amount of foreign source income is $2,783,811. The total amount of foreign tax paid is $350,621. Your allocable share of the foreign tax credit will be reported on Form 1099-DIV.

Items (A) and (B) are based on the percentages of each Fund's total distribution.

Items (C) and (D) are based on the percentage of ordinary income distributions of each Fund.

Item (E) is based on the percentage of gross income of each Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.


--------------------------------------------------------------------------------
242         SEI Institutional Managed Trust / Annual Report / September 30, 2007

Shareholder Voting Results (Unaudited)

At a special meeting held on August 31, 2007, the shareholders of the SEI Index Funds voted to approve an Agreement and Plan of Reorganization for transfer of all assets of the SEI Index Funds S&P 500 Index Fund (the "Current Fund") to S&P 500 Index Fund (the "New Fund"), a series of the SEI Institutional Managed Trust ("SIMT"), in exchange for the New Fund's Class A, Class E and Class I shares, respectively, having an aggregate net asset value equal to the value of the Current Fund's net assets and the assumption by the New Fund of all of the liabilities of the Current Fund.

                                            % OF
                        NUMBER OF    OUTSTANDING    % OF SHARES
                           SHARES         SHARES        PRESENT
                   --------------    -----------    -----------
Affirmative        21,929,954.657         52.006%        96.587%
Against               328,453.712          0.779%         1.446%
Abstain               446,540.424          1.059%         1.967%
                   --------------    -----------    -----------
TOTAL              22,704,948.793         53.844%       100.000%


--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2007         243

Notes

Notes

Notes

Notes

Notes

SEI INSTITUTIONAL MANAGED TRUST ANNUAL REPORT SEPTEMBER 30, 2007




Robert A. Nesher, CHAIRMAN

TRUSTEES

William M. Doran

F. Wendell Gooch

James M. Storey

George J. Sullivan, Jr.

Rosemarie B. Greco

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

OFFICERS

Robert A. Nesher
PRESIDENT AND CHIEF EXECUTIVE OFFICER

Stephen F. Panner
CONTROLLER AND CHIEF FINANCIAL OFFICER

Russell Emery
CHIEF COMPLIANCE OFFICER

Timothy D. Barto
VICE PRESIDENT, SECRETARY

Sofia A. Rosala
VICE PRESIDENT, ASSISTANT SECRETARY

James Ndiaye
VICE PRESIDENT, ASSISTANT SECRETARY

Michael T. Pang
VICE PRESIDENT, ASSISTANT SECRETARY

John J. McCue
VICE PRESIDENT

Nicole Welch
ANTI-MONEY LAUNDERING COMPLIANCE OFFICER

INVESTMENT ADVISER

SEI Investments Management Corporation

ADMINISTRATOR

SEI Investments Global Funds Services

DISTRIBUTOR

SEI Investments Distribution Co.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

FOR MORE INFORMATION CALL

1 800 DIAL SEI

(1 800 342 5734)

[LOGO]
SEI  New ways.
     New answers.(R)

SEI Investments Distribution Co.
Oaks, PA 19456   1.800.DIAL.SEI (1.800.342.5734)



SEI-F-087 (9/07)

ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) The registrant's board of trustees has determined that the registrant has one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert is George J. Sullivan, Jr. Mr. Sullivan is an independent trustee as defined in Form N-CSR Item 3 (a) (2)

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by KPMG LLP (KPMG) related to the Trust

KPMG billed the Trust aggregate fees for services rendered to the Trust for fiscal year 2007 and for fiscal year 2006 as follows:

------------------ ----------------------------------------------------- -----------------------------------------------------
                                           2007                                                   2006
------------------ ----------------------------------------------------- -----------------------------------------------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were              did not require                     were              did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
 (a)     Audit          $390,500           N/A               N/A             $259,600            N/A                $0
         Fees (1)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
 (b)     Audit-          $ 0               $ 0               N/A                $0                $0                $0
         Related
         Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
 (c)     Tax             N/A               N/A               N/A                $0                $0                $0
         Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
 (d)     All           $15,215           $254,300             $0                $0             $216,500          $60,630
         Other
         Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------


Notes:
    (1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer ("CFO") of the Funds and must include a detailed description of the services proposed to be rendered. The Fund's CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the Audit Committee or (3) have been previously pre-approved in connection with the independent auditor's annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Funds, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

            ------------------------- ------------- ------------
                                          2007         2006
            ------------------------- ------------- ------------
             Audit-Related Fees            0%           0%
            ------------------------- ------------- ------------
             Tax Fees                      0%           0%
            ------------------------- ------------- ------------
             All Other Fees                0%           0%
            ------------------------- ------------- ------------


(f)      Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal year 2007 and fiscal year 2006 were $269,515 and $277,130, respectively. Non-audit fees consist of SAS No. 70 review of fund accounting and administration operations, attestation report in accordance with Rule 17 Ad-13, agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations and tax consulting services for various service affiliates of the registrant.

(h) During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The audit committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.


ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment management companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment management companies.

ITEM 8.  MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASERS OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has a standing Nominating Committee (the "Committee") currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Trust's Board of Trustees (the "Board"). Pursuant to the Committee's Charter, adopted on June 18, 2004, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. Based on their evaluation, the certifying officers have concluded that the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                 SEI Institutional Managed Trust


By (Signature and Title)*                    /s/ Robert A. Nesher
                                             --------------------------
                                             Robert A. Nesher
                                             President & CEO


Date:  November 26, 2007



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                    /s/ Robert A. Nesher
                                             --------------------------
                                             Robert A. Nesher
                                             President & CEO


Date:  November 26, 2007




By (Signature and Title)*                    /s/ Stephen F. Panner
                                             --------------------------
                                             Stephen F. Panner
                                             Controller & CFO


Date: November 26, 2007

* Print the name and title of each signing officer under his or her signature.